UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21265

            Invesco Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                 Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

                                 Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable

Invesco Annual Report to Shareholders

April 30, 2021

PWC	Invesco Dynamic Market ETF

PRF	Invesco FTSE RAFI US 1000 ETF

PRFZ	Invesco FTSE RAFI US 1500 Small-Mid ETF

2

The Market Environment

Domestic Equity

As many businesses began to shut down in April 2020 due to coronavirus (COVID-19), US unemployment numbers continued to climb, as the economy ground to a halt. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in COVID-19 infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many US regions. In July, the US Federal Reserve (the Fed) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, second-quarter gross domestic product (GDP) fell by 31.4%,1 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since COVID-19 began, the recovery appeared to slow in the fourth quarter with employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year

US Treasury yield rose from 0.92% at year-end to 1.63%2 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April. US stocks had strong returns for the fiscal year, with the S&P 500 Index returning 45.98% for the year.3

[1]	Source: US Bureau of Economic Analysis
[2]	Source: Bloomberg L.P.
[3]	Source: Lipper Inc.

3

PWC	Management’s Discussion of Fund Performance
Invesco Dynamic Market ETF (PWC)

As an index fund, the Invesco Dynamic Market ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”), compiles and maintains the Index, which is composed of U.S. stocks that the Index Provider includes pursuant to a proprietary selection methodology. Stocks are selected from the top of each sector and size category in a manner designed to produce an index with sector and size dispersion similar to the overall broad market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 51.78%. On a net asset value (“NAV”) basis, the Fund returned 49.27%. During the same time period, the Index returned 50.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, and trading costs around the rebalances that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 45.98%.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and financials sectors, respectively. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Apple Inc., an information technology company (portfolio average weight of 2.09%), and NVIDIA Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Roku, Inc., Class A, a communication services company (portfolio average weight of 0.56%), and Fortinet, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	26.71
Consumer Discretionary	14.25
Health Care	13.82
Financials	12.05
Communication Services	9.91
Industrials	9.25
Consumer Staples	5.94
Sector Types Each Less Than 3%	8.00
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Dell Technologies, Inc., Class C	4.36
Apple, Inc.	3.84
Texas Instruments, Inc.	3.74
QUALCOMM, Inc.	3.62
Match Group, Inc.	3.57
Trade Desk, Inc. (The), Class A	3.42
Roku, Inc.	3.12
Home Depot, Inc. (The)	2.75
O’Reilly Automotive, Inc.	2.68
Lowe’s Cos., Inc.	2.68
Total	33.78

*	Excluding money market fund holdings.

4

Invesco Dynamic Market ETF (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Market IntellidexSM Index	50.33%	10.05%	33.30%	13.58%	88.98%	11.89%	207.56%	10.67%	519.57%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	11.02	556.74
Fund
NAV Return	49.27	9.31	30.62	12.82	82.74	11.11	186.69	9.95	451.60
Market Price Return	51.78	9.33	30.67	12.82	82.82	11.12	187.00	9.95	451.73

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

5

PRF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1000 ETF (PRF)

As an index fund, the Invesco FTSE RAFI US 1000 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of 1,000 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of the largest U.S. companies based on the following four fundamental measures: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 54.32%. On a net asset value (“NAV”) basis, the Fund returned 54.53%. During the same time period, the Index returned 55.11%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the Russell 1000® Index returned 49.48%.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Apple, Inc., an information technology company (portfolio average weight of 3.48%), and GameStop Corp., a consumer discretionary company (portfolio average weight of 0.25%). Positions that detracted most significantly from the Fund’s return during this period included Gilead Sciences, Inc., a health care company (portfolio average weight of 0.39%), and Intel Corp., an information technology company (portfolio average weight of 0.86%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	19.51
Information Technology	13.02
Health Care	11.56
Industrials	10.43
Consumer Discretionary	9.83
Communication Services	8.68
Consumer Staples	8.15
Energy	6.63
Utilities	4.70
Real Estate	3.76
Materials	3.64
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Apple, Inc.	2.18
JPMorgan Chase & Co.	1.81
Berkshire Hathaway, Inc., Class B	1.77
AT&T, Inc.	1.75
Exxon Mobil Corp.	1.69
Microsoft Corp.	1.64
Wells Fargo & Co.	1.57
Bank of America Corp.	1.40
Verizon Communications, Inc.	1.28
Citigroup, Inc.	1.20
Total	16.29

*	Excluding money market fund holdings.

6

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US 1000 Index	55.11%	15.38%	53.60%	14.66%	98.21%	12.71%	230.98%	10.32%	352.38%
Russell 1000® Index	49.48	19.24	69.55	17.76	126.47	14.23	278.40	10.55	367.23
Fund
NAV Return	54.53	15.01	52.11	14.26	94.78	12.31	219.30	9.88	325.31
Market Price Return	54.32	14.97	51.99	14.27	94.81	12.31	219.33	9.90	326.38

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Russell 1000® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

7

PRFZ	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

As an index fund, the Invesco FTSE RAFI US 1500 Small-Mid ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US Mid Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is composed of 1,500 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of small- and medium-sized U.S. companies based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 76.88%. On a net asset value (“NAV”) basis, the Fund returned 77.05%. During the same time period, the Index returned 77.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the Russell 2000® Index returned 74.91%.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Overstock.com, Inc., a consumer discretionary company (portfolio average weight 0.32%), and Kirkland’s, Inc., a consumer discretionary company (portfolio average weight 0.15%). Positions that detracted most significantly from the Fund’s return during this period included Nordic American Tankers Ltd., an energy company (portfolio average weight of 0.15%), and Briggs & Stratton Corp., an Industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	19.26
Industrials	18.57
Consumer Discretionary	14.31
Information Technology	12.51
Health Care	8.99
Real Estate	7.12
Materials	5.47
Energy	4.80
Communication Services	3.83
Consumer Staples	3.56
Utilities	1.44
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Herc Holdings, Inc.	0.23
Essent Group Ltd.	0.23
Valvoline, Inc.	0.23
M/I Homes, Inc.	0.22
GMS, Inc.	0.22
Continental Resources, Inc.	0.22
Centennial Resource Development, Inc., Class A	0.21
Brookdale Senior Living, Inc.	0.21
Greif, Inc., Class A	0.21
Kontoor Brands, Inc.	0.21
Total	2.19

*	Excluding money market fund holdings.

8

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US Mid Small 1500 Index	77.45%	13.26%	45.29%	14.82%	99.60%	11.49%	196.79%	10.62%	336.79%
Russell 2000® Index	74.91	15.23	52.99	16.48	114.37	11.63	200.36	9.50	276.67
Fund
NAV Return	77.05	13.02	44.36	14.58	97.47	11.26	190.57	10.36	322.05
Market Price Return	76.88	12.94	44.06	14.57	97.44	11.26	190.58	10.36	321.99

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Russell 2000® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

9

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Dynamic Market ETF (PWC)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-9.91%
Lions Gate Entertainment Corp., Class A(b)(c)	94,449	$1,366,677
Madison Square Garden Sports Corp., Class A(b)	7,066	1,306,079
Magnite, Inc.(b)(c)	10,412	417,001
Match Group, Inc.(b)(c)	31,179	4,852,388
Roku, Inc.(b)	12,373	4,243,568
TechTarget, Inc.(b)(c)	16,567	1,270,689

		13,456,402

Consumer Discretionary-14.25%
Betterware de Mexico S.A.B. de C.V. (Mexico)	11,828	558,518
Camping World Holdings, Inc., Class A(c)	15,764	686,365
Churchill Downs, Inc.	2,197	464,666
Garmin Ltd.	23,651	3,245,863
Harley-Davidson, Inc.	14,201	686,902
Home Depot, Inc. (The)	11,521	3,729,002
Kontoor Brands, Inc.	11,746	738,001
Lowe’s Cos., Inc.	18,551	3,640,634
O’Reilly Automotive, Inc.(b)	6,595	3,646,244
Rent-A-Center, Inc.	9,201	529,518
Sleep Number Corp.(b)	3,706	414,664
Sonos, Inc.(b)	12,711	508,821
Vista Outdoor, Inc.(b)	15,651	510,379

		19,359,577

Consumer Staples-5.94%
Celsius Holdings, Inc.(b)(c)	6,490	371,877
Darling Ingredients, Inc.(b)	5,978	415,172
Kraft Heinz Co. (The)	69,819	2,882,827
Medifast, Inc.	1,459	331,324
Nu Skin Enterprises, Inc., Class A	7,316	386,724
Procter & Gamble Co. (The)	20,557	2,742,715
Spectrum Brands Holdings, Inc.	4,759	419,458
United Natural Foods, Inc.(b)(c)	14,129	520,795

		8,070,892

Energy-2.96%
Enable Midstream Partners L.P.	40,964	302,724
Energy Transfer L.P	162,940	1,402,913
EnLink Midstream LLC	66,687	308,761
Kinder Morgan, Inc.	85,893	1,464,476
Plains GP Holdings L.P., Class A	31,096	291,681
Transocean Ltd.(b)(c)	79,723	256,708

		4,027,263

Financials-12.05%
Ally Financial, Inc.	40,839	2,101,167
American Equity Investment Life Holding Co.	13,088	405,466
Athene Holding Ltd., Class A(b)	7,788	464,710
Comerica, Inc.	5,154	387,375
Discover Financial Services	17,617	2,008,338
Fifth Third Bancorp	47,410	1,922,001
FS KKR Capital Corp. II	19,333	395,746
Genworth Financial, Inc., Class A(b)	112,775	487,188
James River Group Holdings Ltd.	7,929	373,535
Jefferies Financial Group, Inc.	12,261	398,605
Meta Financial Group, Inc.	8,134	400,681
Mr. Cooper Group, Inc.(b)	11,934	411,484

	Shares	Value
Financials-(continued)
OneMain Holdings, Inc.	7,600	$432,212
PennyMac Financial Services, Inc.	6,094	366,920
Piper Sandler Cos	3,444	399,470
Raymond James Financial, Inc.	13,898	1,817,580
Regions Financial Corp.	78,498	1,711,256
Synchrony Financial	42,890	1,876,009

		16,359,743

Health Care-13.82%
Arcus Biosciences, Inc.(b)(c)	13,328	449,820
Merit Medical Systems, Inc.(b)	8,322	529,279
Mettler-Toledo International, Inc.(b)	2,639	3,465,852
Moderna, Inc.(b)	19,740	3,529,907
ModivCare, Inc.(b)	3,051	427,384
Molina Healthcare, Inc.(b)	2,087	532,394
Myovant Sciences Ltd.(b)(c)	20,987	438,628
Owens & Minor, Inc.	14,045	506,884
PerkinElmer, Inc.	3,624	469,779
Quidel Corp.(b)(c)	2,747	287,858
Tenet Healthcare Corp.(b)	8,936	529,547
Translate Bio, Inc.(b)(c)	20,507	476,173
Universal Health Services, Inc., Class B	3,383	502,071
Waters Corp.(b)	10,528	3,157,031
West Pharmaceutical Services, Inc.	10,548	3,465,229

		18,767,836

Industrials-9.25%
AGCO Corp.	3,355	489,562
ArcBest Corp.	7,235	526,418
Atlas Air Worldwide Holdings, Inc.(b)	7,728	524,808
Boise Cascade Co.	8,715	581,465
Deere & Co.	7,747	2,872,975
Generac Holdings, Inc.(b)	8,542	2,767,181
Hillenbrand, Inc.	9,319	457,470
Matson, Inc.	6,221	406,418
Rush Enterprises, Inc., Class A	10,230	504,953
Ryder System, Inc.	6,348	506,824
United Rentals, Inc.(b)	9,136	2,923,063

		12,561,137

Information Technology-26.71%
Apple, Inc.	39,693	5,218,042
Arrow Electronics, Inc.(b)	9,544	1,088,684
Camtek Ltd. (Israel)(b)	35,654	1,214,375
Cerence, Inc.(b)(c)	8,873	855,446
Dell Technologies, Inc., Class C(b)	60,273	5,926,644
Digital Turbine, Inc.(b)	12,926	975,008
Enphase Energy, Inc.(b)	5,590	778,407
Jabil, Inc.	21,849	1,145,324
Monolithic Power Systems, Inc.	2,580	932,360
NETGEAR, Inc.(b)	23,389	870,305
ON Semiconductor Corp.(b)	24,790	966,810
QUALCOMM, Inc.	35,435	4,918,378
SailPoint Technologies Holding, Inc.(b)(c)	16,550	808,137
SiTime Corp.(b)	9,245	855,625
Texas Instruments, Inc.	28,162	5,083,523
Trade Desk, Inc. (The), Class A(b)	6,364	4,641,329

		36,278,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Dynamic Market ETF (PWC)–(continued)

April 30, 2021

	Shares	Value
Materials-2.64%
Eastman Chemical Co.	3,379	$389,903
Packaging Corp. of America	2,786	411,353
Pactiv Evergreen, Inc.(c)	25,318	372,681
Southern Copper Corp. (Peru)	34,699	2,408,457

		3,582,394

Utilities-2.40%
Clearway Energy, Inc., Class C	15,716	450,892
Exelon Corp	53,008	2,382,180
NRG Energy, Inc.	11,767	421,494

		3,254,566

Total Common Stocks & Other Equity Interests (Cost $123,039,741)		135,718,207

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $106,010)	106,010	106,010

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $123,145,751)		135,824,217

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.24%
Invesco Private Government Fund, 0.01%(d)(e)(f)	4,477,964	$4,477,964
Invesco Private Prime Fund, 0.11%(d)(e)(f)	6,714,260	6,716,946

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,194,910)		11,194,910

TOTAL INVESTMENTS IN SECURITIES-108.25% (Cost $134,340,661)		147,019,127
OTHER ASSETS LESS LIABILITIES-(8.25)%		(11,209,246)

NET ASSETS-100.00%		$135,809,881

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,617,384	$(1,511,374)	$-	$-	$106,010	$14
Invesco Premier U.S. Government Money Portfolio, Institutional Class	135,343	1,507,151	(1,642,494)	-	-	-	32
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	608,433	31,752,254	(27,882,723)	-	-	4,477,964	337	*
Invesco Private Prime Fund	-	27,960,447	(21,243,892)	-	391	6,716,946	1,771	*

Total	$743,776	$62,837,236	$(52,280,483)	$-	$391	$11,300,920	$2,154

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco FTSE RAFI US 1000 ETF (PRF)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-8.68%
Activision Blizzard, Inc.	42,672	$3,891,260
Alphabet, Inc., Class A(b)	15,747	37,060,564
Alphabet, Inc., Class C(b)	15,211	36,660,335
Altice USA, Inc., Class A(b)(c)	73,957	2,685,379
AMC Networks, Inc., Class A(b)(c)	13,250	666,210
AT&T, Inc.	2,840,591	89,222,963
Charter Communications, Inc., Class A(b)(c)	19,552	13,167,294
Cinemark Holdings, Inc.(b)(c)	46,764	991,397
Comcast Corp., Class A	822,271	46,170,517
Discovery, Inc., Class A(b)(c)	21,730	818,352
Discovery, Inc., Class C(b)	43,529	1,406,422
DISH Network Corp., Class A(b)	81,450	3,648,145
Electronic Arts, Inc.	19,617	2,787,183
Facebook, Inc., Class A(b)	121,636	39,541,431
Fox Corp., Class A	76,878	2,876,775
Fox Corp., Class B	36,201	1,316,992
Gray Television, Inc.	31,242	634,837
iHeartMedia, Inc., Class A(b)	47,828	915,428
Interpublic Group of Cos., Inc. (The)	98,344	3,122,422
Liberty Broadband Corp., Class A(b)	1,470	231,775
Liberty Broadband Corp., Class C(b)	8,095	1,317,218
Liberty Global PLC, Class A (United Kingdom)(b)	81,331	2,187,804
Liberty Global PLC, Class C (United Kingdom)(b)	170,793	4,621,659
Liberty Latin America Ltd., Class A (Chile)(b)	14,025	194,737
Liberty Latin America Ltd., Class C (Chile)(b)	46,770	652,442
Liberty Media Corp.-Liberty Formula One, Class A(b)	3,163	131,011
Liberty Media Corp.-Liberty Formula One, Class C(b)(c)	24,725	1,160,592
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	21,503	971,721
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	45,935	2,077,640
Lions Gate Entertainment Corp., Class A(b)(c)	16,028	231,925
Lions Gate Entertainment Corp., Class B(b)	30,956	390,046
Live Nation Entertainment, Inc.(b)(c)	13,473	1,103,169
Lumen Technologies, Inc.(c)	750,628	9,630,557
Match Group, Inc.(b)(c)	5,509	857,366
Meredith Corp.(b)	25,325	787,608
Netflix, Inc.(b)	6,713	3,446,924
News Corp., Class A	71,564	1,874,619
News Corp., Class B	22,096	537,154
Nexstar Media Group, Inc., Class A	7,292	1,074,914
Omnicom Group, Inc.	64,326	5,291,457
Sinclair Broadcast Group, Inc., Class A(c)	19,669	638,652
Spotify Technology S.A.(b)	2,145	540,797
Take-Two Interactive Software, Inc.(b)	5,020	880,408
TEGNA, Inc.	50,831	1,019,670
Telephone & Data Systems, Inc.	63,144	1,451,049
T-Mobile US, Inc.(b)	65,624	8,670,899
Twitter, Inc.(b)	28,388	1,567,585
Verizon Communications, Inc.	1,129,521	65,275,019

	Shares	Value
Communication Services-(continued)
ViacomCBS, Inc., Class B	87,247	$3,578,872
Walt Disney Co. (The)(b)	174,012	32,369,712
Yandex N.V., Class A (Russia)(b)	13,724	899,608
Zillow Group, Inc., Class A(b)	1,110	148,019
Zillow Group, Inc., Class C(b)(c)	2,643	343,907

		443,740,441

Consumer Discretionary-9.83%
Abercrombie & Fitch Co., Class A(b)	27,737	1,039,860
Adient PLC(b)	48,237	2,235,303
Advance Auto Parts, Inc.	11,125	2,226,780
Amazon.com, Inc.(b)	12,988	45,034,851
American Axle & Manufacturing Holdings, Inc.(b)	112,983	1,048,482
American Eagle Outfitters, Inc.(c)	37,580	1,299,141
Aptiv PLC(b)	22,447	3,229,899
Aramark	66,820	2,597,293
Asbury Automotive Group, Inc.(b)(c)	7,423	1,474,282
Autoliv, Inc. (Sweden)(b)(c)	20,854	2,099,164
AutoNation, Inc.(b)	32,807	3,362,061
AutoZone, Inc.(b)	2,785	4,077,574
Bed Bath & Beyond, Inc.(b)(c)	74,780	1,893,430
Best Buy Co., Inc.	53,797	6,254,977
Big Lots, Inc.(c)	14,903	1,027,413
Bloomin’ Brands, Inc.(b)(c)	27,087	855,949
Booking Holdings, Inc.(b)	2,654	6,544,976
BorgWarner, Inc.	59,330	2,882,251
Bright Horizons Family Solutions, Inc.(b)	3,612	523,126
Brinker International, Inc.	9,731	653,242
Brunswick Corp.	11,506	1,232,638
Burlington Stores, Inc.(b)	5,055	1,649,598
Capri Holdings Ltd.(b)	32,115	1,768,894
CarMax, Inc.(b)	31,321	4,173,210
Carnival Corp.(b)(c)	188,473	5,269,705
Carter’s, Inc.	9,316	1,013,488
Chipotle Mexican Grill, Inc.(b)	1,032	1,539,775
Cooper Tire & Rubber Co.	12,772	727,876
Cracker Barrel Old Country Store, Inc.	6,947	1,163,414
D.R. Horton, Inc.	45,981	4,519,473
Dana, Inc.	59,271	1,499,556
Darden Restaurants, Inc.	17,769	2,607,068
Deckers Outdoor Corp.(b)	1,884	637,169
Designer Brands, Inc., Class A(b)(c)	47,828	846,556
Dick’s Sporting Goods, Inc.(c)	14,697	1,213,678
Dollar General Corp.	26,539	5,699,250
Dollar Tree, Inc.(b)	45,426	5,219,447
Domino’s Pizza, Inc.	2,250	950,265
eBay, Inc.	49,528	2,763,167
Expedia Group, Inc.(b)	16,795	2,959,783
Extended Stay America, Inc.	64,479	1,282,487
Foot Locker, Inc.	36,303	2,141,151
Ford Motor Co.(b)	2,868,291	33,100,078
GameStop Corp., Class A(b)	23,973	4,161,473
Gap, Inc. (The)	78,427	2,595,934
Garmin Ltd.	15,198	2,085,774
General Motors Co.(b)	588,515	33,674,828
Gentex Corp.	29,373	1,033,342
Genuine Parts Co.	36,134	4,515,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Consumer Discretionary-(continued)
G-III Apparel Group Ltd.(b)	21,712	$705,423
Goodyear Tire & Rubber Co. (The)(b)	122,294	2,104,680
Graham Holdings Co., Class B	1,157	735,401
Group 1 Automotive, Inc.	9,564	1,570,026
H&R Block, Inc.	65,383	1,455,426
Hanesbrands, Inc.	99,158	2,088,268
Harley-Davidson, Inc.(c)	59,277	2,867,229
Hasbro, Inc.	21,134	2,101,776
Hilton Grand Vacations, Inc.(b)	15,085	672,188
Hilton Worldwide Holdings, Inc.(b)	16,207	2,085,841
Home Depot, Inc. (The)	112,149	36,299,267
International Game Technology PLC(b)	47,673	820,929
KB Home	18,648	899,393
Kohl’s Corp.	86,626	5,081,481
L Brands, Inc.(b)	76,607	5,048,401
Las Vegas Sands Corp.(b)	75,864	4,647,429
Laureate Education, Inc., Class A(b)	43,862	603,103
Lear Corp.	22,114	4,065,438
Leggett & Platt, Inc.	33,367	1,657,339
Lennar Corp., Class A	46,146	4,780,726
Lennar Corp., Class B	2,645	213,108
Lithia Motors, Inc., Class A	4,073	1,565,580
LKQ Corp.(b)	72,273	3,375,872
Lowe’s Cos., Inc.	83,080	16,304,450
lululemon athletica, inc.(b)	3,345	1,121,478
M.D.C. Holdings, Inc.	11,353	665,967
Macy’s, Inc.(b)(c)	390,728	6,478,270
Marriott International, Inc., Class A(b)	25,033	3,717,901
Marriott Vacations Worldwide Corp.(b)	5,870	1,042,688
Mattel, Inc.(b)	76,454	1,640,703
McDonald’s Corp.	80,482	19,000,191
Meritage Homes Corp.(b)	10,989	1,169,120
MGM Resorts International	101,181	4,120,090
Mohawk Industries, Inc.(b)	16,870	3,466,785
Murphy USA, Inc.	13,751	1,916,889
Newell Brands, Inc.	95,842	2,583,900
NIKE, Inc., Class B	61,643	8,175,095
Nordstrom, Inc.(b)(c)	67,740	2,484,703
Norwegian Cruise Line Holdings Ltd.(b)(c)	100,348	3,115,805
NVR, Inc.(b)	352	1,766,371
ODP Corp. (The)(b)	36,128	1,460,655
O’Reilly Automotive, Inc.(b)	5,755	3,181,824
Penn National Gaming, Inc.(b)	11,597	1,033,525
Penske Automotive Group, Inc.	17,312	1,518,089
Polaris, Inc.	11,291	1,581,079
Pool Corp.	2,013	850,533
PulteGroup, Inc.	53,302	3,151,214
PVH Corp.(b)	21,814	2,468,909
Qurate Retail, Inc., Class A	232,449	2,766,143
Ralph Lauren Corp.(b)	10,159	1,354,093
Ross Stores, Inc.	30,232	3,958,578
Royal Caribbean Cruises Ltd.(b)	48,322	4,201,598
Sally Beauty Holdings, Inc.(b)	57,102	1,146,037
Scientific Games Corp.(b)	12,328	721,435
Service Corp. International(c)	25,125	1,342,680
Signet Jewelers Ltd.(b)	24,555	1,467,161
Six Flags Entertainment Corp.(b)	22,507	1,057,379
Skechers U.S.A., Inc., Class A(b)	28,725	1,392,875
Sonic Automotive, Inc., Class A	15,402	759,935
Starbucks Corp.	91,065	10,426,032

	Shares	Value
Consumer Discretionary-(continued)
Tapestry, Inc.(b)	61,239	$2,930,286
Target Corp.	85,687	17,759,488
Taylor Morrison Home Corp., Class A(b)	39,339	1,227,770
Tempur Sealy International, Inc.	20,082	765,927
Tenneco, Inc., Class A(b)	54,529	549,107
Terminix Global Holdings, Inc.(b)	16,145	821,619
Tesla, Inc.(b)(c)	3,990	2,830,666
Texas Roadhouse, Inc.	6,799	727,629
Thor Industries, Inc.	11,143	1,577,737
TJX Cos., Inc. (The)	131,078	9,306,538
Toll Brothers, Inc.	27,490	1,723,623
Tractor Supply Co.	10,599	1,998,971
Travel + Leisure Co.	17,158	1,107,206
Tri Pointe Homes, Inc.(b)	50,978	1,214,296
Tupperware Brands Corp.(b)	21,520	524,442
Ulta Beauty, Inc.(b)	5,118	1,685,613
Under Armour, Inc., Class A(b)	24,822	603,423
Under Armour, Inc., Class C(b)	26,534	528,292
Urban Outfitters, Inc.(b)(c)	23,007	825,951
Vail Resorts, Inc.(b)	3,555	1,155,944
VF Corp.	42,320	3,709,771
Visteon Corp.(b)	10,959	1,334,916
Whirlpool Corp.	21,203	5,013,449
Williams-Sonoma, Inc.	11,191	1,910,863
Wyndham Hotels & Resorts, Inc.	9,130	667,494
Wynn Resorts Ltd.(b)	16,035	2,058,894
Yum China Holdings, Inc. (China)	30,599	1,925,289
Yum! Brands, Inc.	30,220	3,611,894

		502,556,399

Consumer Staples-8.15%
Altria Group, Inc.	490,501	23,421,423
Archer-Daniels-Midland Co.	141,586	8,938,324
B&G Foods, Inc.(c)	23,101	674,087
BJ’s Wholesale Club Holdings, Inc.(b)(c)	43,468	1,941,716
Brown-Forman Corp., Class B	12,140	926,039
Bunge Ltd.	62,680	5,291,446
Campbell Soup Co.(c)	39,297	1,876,432
Casey’s General Stores, Inc.	6,791	1,508,892
Church & Dwight Co., Inc.	21,575	1,849,841
Clorox Co. (The)	13,598	2,481,635
Coca-Cola Co. (The)	534,816	28,869,368
Coca-Cola European Partners PLC (United Kingdom)	61,030	3,467,725
Colgate-Palmolive Co.	98,867	7,978,567
Conagra Brands, Inc.	102,150	3,788,743
Constellation Brands, Inc., Class A	17,724	4,259,432
Costco Wholesale Corp.	65,237	24,274,035
Coty, Inc., Class A(b)(c)	86,274	863,603
Darling Ingredients, Inc.(b)	17,945	1,246,280
Estee Lauder Cos., Inc. (The), Class A	9,544	2,994,907
Flowers Foods, Inc.	47,048	1,127,270
General Mills, Inc.	135,192	8,227,785
Herbalife Nutrition Ltd.(b)	16,350	748,340
Hershey Co. (The)	16,260	2,671,518
Hormel Foods Corp.	36,912	1,705,334
Ingredion, Inc.	20,884	1,950,774
JM Smucker Co. (The)	30,308	3,970,045
Kellogg Co.(c)	58,727	3,665,739
Keurig Dr Pepper, Inc.(c)	77,037	2,761,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Consumer Staples-(continued)
Kimberly-Clark Corp.	57,627	$7,682,832
Kraft Heinz Co. (The)	250,628	10,348,430
Kroger Co. (The)	483,205	17,656,311
Lamb Weston Holdings, Inc.	11,843	953,362
McCormick & Co., Inc.	22,797	2,059,937
Molson Coors Beverage Co., Class B(b)(c)	84,020	4,616,899
Mondelez International, Inc., Class A	225,655	13,722,081
Monster Beverage Corp.(b)	15,799	1,533,293
Nomad Foods Ltd. (United Kingdom)(b)	26,459	771,544
Nu Skin Enterprises, Inc., Class A	15,059	796,019
PepsiCo, Inc.	213,284	30,747,021
Performance Food Group Co.(b)	46,274	2,716,284
Philip Morris International, Inc.	285,309	27,104,355
Post Holdings, Inc.(b)	16,517	1,879,304
Procter & Gamble Co. (The)	320,812	42,802,737
Rite Aid Corp.(b)(c)	143,789	2,519,183
Sanderson Farms, Inc.	4,485	737,917
Spectrum Brands Holdings, Inc.	10,301	907,930
Sprouts Farmers Market, Inc.(b)(c)	41,885	1,072,675
Sysco Corp.	108,961	9,232,266
TreeHouse Foods, Inc.(b)	21,685	1,032,206
Tyson Foods, Inc., Class A	105,774	8,192,196
United Natural Foods, Inc.(b)	69,476	2,560,885
US Foods Holding Corp.(b)	110,105	4,564,953
Walgreens Boots Alliance, Inc.	387,887	20,596,800
Walmart, Inc.	328,966	46,025,633

		416,314,129

Energy-6.63%
Antero Resources Corp.(b)(c)	205,423	1,852,915
APA Corp.	107,754	2,155,080
Baker Hughes Co., Class A	297,392	5,971,631
Cabot Oil & Gas Corp.(c)	56,081	934,870
Callon Petroleum Co.(b)(c)	27,745	1,037,386
Cheniere Energy, Inc.(b)	22,529	1,746,448
Chevron Corp.	578,155	59,590,436
Cimarex Energy Co.	15,202	1,006,372
CNX Resources Corp.(b)(c)	63,060	846,265
ConocoPhillips	329,882	16,870,166
Delek US Holdings, Inc.	45,114	1,070,555
Devon Energy Corp.	85,115	1,989,989
Diamondback Energy, Inc.	43,002	3,514,554
EOG Resources, Inc.	108,076	7,958,717
EQT Corp.(b)	89,476	1,708,992
Equitrans Midstream Corp.	126,131	1,029,229
Exxon Mobil Corp.	1,511,148	86,498,112
Halliburton Co.	248,126	4,853,345
Helmerich & Payne, Inc.	68,410	1,753,348
Hess Corp.	37,760	2,813,498
HollyFrontier Corp.	86,131	3,014,585
Kinder Morgan, Inc.	808,481	13,784,601
Marathon Oil Corp.	362,622	4,083,124
Marathon Petroleum Corp.	316,985	17,640,215
Murphy Oil Corp.	102,685	1,738,457
Nabors Industries Ltd.(b)(c)	11,058	894,039
NOV, Inc.(b)	164,114	2,453,504
Occidental Petroleum Corp.	445,629	11,301,151
Oceaneering International, Inc.(b)	58,771	631,788
ONEOK, Inc.	117,484	6,149,113
Ovintiv, Inc.	91,282	2,184,378

	Shares	Value
Energy-(continued)
Patterson-UTI Energy, Inc.	126,218	$853,234
PBF Energy, Inc., Class A(b)(c)	174,527	2,474,793
PDC Energy, Inc.(b)	25,257	922,133
Peabody Energy Corp.(b)	184,722	683,471
Phillips 66	166,289	13,454,443
Pioneer Natural Resources Co.	22,225	3,418,872
Schlumberger Ltd.	546,446	14,781,364
SM Energy Co.	59,009	932,342
Southwestern Energy Co.(b)(c)	207,779	887,216
Targa Resources Corp.	117,642	4,081,001
Transocean Ltd.(b)(c)	584,133	1,880,908
Valero Energy Corp.	219,926	16,265,727
Williams Cos., Inc. (The)	350,508	8,538,375
World Fuel Services Corp.	20,336	628,993

		338,879,735

Financials-19.51%
Affiliated Managers Group, Inc.	7,918	1,276,144
Aflac, Inc.	201,882	10,847,120
AGNC Investment Corp.	176,392	3,162,709
Alleghany Corp.(b)	3,357	2,279,302
Allstate Corp. (The)	101,274	12,841,543
Ally Financial, Inc.	134,195	6,904,333
American Equity Investment Life Holding Co.	42,708	1,323,094
American Express Co.	99,820	15,307,397
American Financial Group, Inc.	21,528	2,644,930
American International Group, Inc.	287,153	13,912,563
Ameriprise Financial, Inc.	20,565	5,313,996
Annaly Capital Management, Inc.	435,306	3,952,578
Aon PLC, Class A	15,783	3,968,478
Apollo Commercial Real Estate Finance, Inc.	52,467	798,023
Apollo Global Management, Inc.(c)	14,081	779,665
Arch Capital Group Ltd.(b)	91,194	3,621,314
Arthur J. Gallagher & Co.	21,002	3,044,240
Associated Banc-Corp.	51,393	1,124,993
Assurant, Inc.	16,837	2,619,837
Assured Guaranty Ltd.	38,177	1,941,300
Athene Holding Ltd., Class A(b)	51,940	3,099,260
AXIS Capital Holdings Ltd.	23,056	1,286,525
BancorpSouth Bank(c)	20,702	612,572
Bank of America Corp.	1,768,895	71,693,314
Bank of Hawaii Corp.	6,958	632,413
Bank of New York Mellon Corp. (The)	254,914	12,715,110
Bank OZK	25,126	1,029,915
BankUnited, Inc.	23,800	1,109,318
Berkshire Hathaway, Inc., Class B(b)	328,068	90,202,297
BlackRock, Inc.	18,197	14,908,802
Blackstone Mortgage Trust, Inc., Class A(c)	38,566	1,253,009
BOK Financial Corp.(c)	7,341	645,568
Brighthouse Financial, Inc.(b)	42,977	2,010,894
Brown & Brown, Inc.	20,664	1,098,912
Capital One Financial Corp.	162,097	24,165,421
Cathay General Bancorp	16,842	681,764
Cboe Global Markets, Inc.	10,875	1,135,024
Charles Schwab Corp. (The)	83,697	5,892,269
Chimera Investment Corp.	114,340	1,502,428
Chubb Ltd.	87,526	15,018,586
Cincinnati Financial Corp.	32,776	3,693,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Financials-(continued)
CIT Group, Inc.	38,722	$2,063,495
Citigroup, Inc.	862,059	61,413,083
Citizens Financial Group, Inc.	130,793	6,053,100
CME Group, Inc., Class A	40,591	8,198,976
CNO Financial Group, Inc.	47,538	1,213,645
Columbia Banking System, Inc.	14,140	615,514
Comerica, Inc.	38,827	2,918,237
Commerce Bancshares, Inc.(c)	12,788	995,034
Credicorp Ltd. (Peru)	19,954	2,382,508
Cullen/Frost Bankers, Inc.	10,890	1,307,453
Discover Financial Services	75,427	8,598,678
East West Bancorp, Inc.	22,122	1,684,590
Equitable Holdings, Inc.(c)	106,229	3,636,219
Evercore, Inc., Class A	5,459	764,970
Everest Re Group Ltd.	11,092	3,071,929
F.N.B. Corp.	110,686	1,426,743
FactSet Research Systems, Inc.	2,158	725,563
Federated Hermes, Inc., Class B	26,763	770,774
Fidelity National Financial, Inc.	61,664	2,813,112
Fifth Third Bancorp	182,696	7,406,496
First American Financial Corp.	32,929	2,123,921
First Citizens BancShares, Inc., Class A(c)	970	841,436
First Hawaiian, Inc.	30,343	833,219
First Horizon Corp.	77,481	1,417,127
First Midwest Bancorp, Inc.	30,783	645,520
First Republic Bank	13,093	2,399,161
Franklin Resources, Inc.	111,183	3,335,490
Fulton Financial Corp.	46,807	798,059
Genworth Financial, Inc., Class A(b)	340,509	1,470,999
Glacier Bancorp, Inc.	12,708	749,137
Globe Life, Inc.	23,008	2,358,090
Goldman Sachs Group, Inc. (The)	73,784	25,710,035
Hancock Whitney Corp.	25,384	1,173,756
Hanover Insurance Group, Inc. (The)	10,755	1,487,524
Hartford Financial Services Group, Inc. (The)	126,282	8,329,561
Home BancShares, Inc.	27,556	766,883
Huntington Bancshares, Inc.	249,925	3,828,851
Intercontinental Exchange, Inc.	45,424	5,346,859
Invesco Ltd.(d)	155,675	4,203,225
Invesco Mortgage Capital, Inc.(c)(d)	221,698	864,622
Investors Bancorp, Inc.	61,441	899,496
Janus Henderson Group PLC	47,105	1,619,941
Jefferies Financial Group, Inc.	74,362	2,417,509
JPMorgan Chase & Co.	603,037	92,753,121
Kemper Corp.	10,760	839,926
KeyCorp	241,209	5,248,708
KKR & Co., Inc., Class A	64,818	3,667,402
Lazard Ltd., Class A	36,059	1,622,294
Lincoln National Corp.	90,001	5,771,764
Loews Corp.	45,464	2,534,618
LPL Financial Holdings, Inc.	9,107	1,427,067
M&T Bank Corp.	32,555	5,133,598
Markel Corp.(b)	3,247	3,819,836
Marsh & McLennan Cos., Inc.	51,830	7,033,331
MetLife, Inc.	283,594	18,045,086
MFA Financial, Inc.	233,083	1,025,565
MGIC Investment Corp.	97,699	1,488,933
Moody’s Corp.	7,131	2,329,769
Morgan Stanley	243,059	20,064,520

	Shares	Value
Financials-(continued)
MSCI, Inc.	2,075	$1,007,973
Nasdaq, Inc.	10,769	1,739,624
Navient Corp.	119,703	2,014,601
New Residential Investment Corp.	234,962	2,518,793
New York Community Bancorp, Inc.	177,757	2,125,974
New York Mortgage Trust, Inc.	152,944	702,013
Northern Trust Corp.	39,965	4,548,017
Old National Bancorp	38,182	721,640
Old Republic International Corp.	113,475	2,793,754
OneMain Holdings, Inc.	20,788	1,182,214
PacWest Bancorp	46,436	2,015,787
PennyMac Mortgage Investment Trust	39,602	794,020
People’s United Financial, Inc.	115,028	2,085,458
Pinnacle Financial Partners, Inc.	10,827	948,878
PNC Financial Services Group, Inc. (The)	92,141	17,225,760
Popular, Inc.	24,689	1,825,998
Primerica, Inc.	5,703	911,168
Principal Financial Group, Inc.	71,977	4,597,171
PROG Holdings, Inc.	12,963	660,335
Progressive Corp. (The)	91,250	9,192,525
Prosperity Bancshares, Inc.	16,967	1,244,699
Prudential Financial, Inc.	113,063	11,347,003
Radian Group, Inc.	48,044	1,183,804
Raymond James Financial, Inc.	18,660	2,440,355
Redwood Trust, Inc.	63,983	710,851
Regions Financial Corp.	240,025	5,232,545
Reinsurance Group of America, Inc.	22,527	2,940,449
RenaissanceRe Holdings Ltd. (Bermuda)	7,858	1,326,509
S&P Global, Inc.	10,652	4,158,434
Santander Consumer USA Holdings, Inc.	33,943	1,152,025
SEI Investments Co.	11,935	733,286
Selective Insurance Group, Inc.	11,451	871,879
Signature Bank	5,890	1,481,394
Simmons First National Corp., Class A	23,276	663,366
SLM Corp.	63,585	1,250,081
Starwood Property Trust, Inc.(c)	88,635	2,288,556
State Street Corp.	94,796	7,958,124
Sterling Bancorp	43,769	1,099,915
Stifel Financial Corp.	15,337	1,061,167
SVB Financial Group(b)	4,182	2,391,393
Synchrony Financial	230,381	10,076,865
Synovus Financial Corp.	29,986	1,405,144
T. Rowe Price Group, Inc.	28,314	5,073,869
TCF Financial Corp.(b)	26,345	1,199,224
Texas Capital Bancshares, Inc.(b)	11,173	766,803
Travelers Cos., Inc. (The)	77,223	11,943,309
Truist Financial Corp.	236,678	14,037,372
Two Harbors Investment Corp.	168,032	1,310,650
U.S. Bancorp	340,939	20,234,730
UMB Financial Corp.	8,069	782,935
Umpqua Holdings Corp.	75,555	1,408,345
United Bankshares, Inc.	25,298	993,452
Unum Group	129,773	3,667,385
Valley National Bancorp	91,671	1,262,310
Voya Financial, Inc.	43,381	2,942,099
W.R. Berkley Corp.	29,904	2,383,947
Washington Federal, Inc.	20,361	662,751
Webster Financial Corp.	18,910	1,000,528
Wells Fargo & Co.	1,784,996	80,414,070
Western Alliance Bancorporation	7,750	814,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Financials-(continued)
Willis Towers Watson PLC	15,635	$4,047,276
Wintrust Financial Corp.	12,844	990,272
Zions Bancorporation N.A.	37,030	2,066,274

		997,167,679

Health Care-11.56%
Abbott Laboratories	117,951	14,163,556
AbbVie, Inc.	209,315	23,338,622
Acadia Healthcare Co., Inc.(b)	19,506	1,188,306
Agilent Technologies, Inc.	16,510	2,206,396
Alexion Pharmaceuticals, Inc.(b)	19,727	3,327,550
Align Technology, Inc.(b)	1,381	822,427
AmerisourceBergen Corp.	66,617	8,047,334
Amgen, Inc.	81,109	19,436,961
Anthem, Inc.	61,002	23,143,549
Avantor, Inc.(b)	30,170	966,647
Baxter International, Inc.	53,840	4,613,550
Becton, Dickinson and Co.	27,233	6,775,843
Biogen, Inc.(b)	28,662	7,662,212
BioMarin Pharmaceutical, Inc.(b)(c)	8,162	635,983
Bio-Rad Laboratories, Inc., Class A(b)	1,603	1,010,098
Boston Scientific Corp.(b)	119,167	5,195,681
Bristol-Myers Squibb Co.	304,364	18,998,401
Cardinal Health, Inc.	120,774	7,287,503
Catalent, Inc.(b)	7,609	855,784
Centene Corp.(b)	159,604	9,853,951
Cerner Corp.	26,293	1,973,290
Change Healthcare, Inc.(b)(c)	33,012	757,625
Charles River Laboratories International, Inc.(b)	3,055	1,015,635
Cigna Corp.	69,106	17,208,085
Community Health Systems, Inc.(b)	129,856	1,447,894
Cooper Cos., Inc. (The)	2,327	956,141
Covetrus, Inc.(b)	17,170	491,921
CVS Health Corp.	444,303	33,944,749
Danaher Corp.	32,181	8,172,043
DaVita, Inc.(b)	23,416	2,728,666
DENTSPLY SIRONA, Inc.	21,905	1,478,807
Edwards Lifesciences Corp.(b)	21,501	2,053,776
Elanco Animal Health, Inc.(b)	45,553	1,444,486
Eli Lilly and Co.	50,504	9,230,616
Encompass Health Corp.	15,562	1,320,591
Envista Holdings Corp.(b)(c)	33,089	1,432,092
Gilead Sciences, Inc.	317,817	20,171,845
HCA Healthcare, Inc.	43,214	8,688,607
Henry Schein, Inc.(b)	31,007	2,248,007
Hill-Rom Holdings, Inc.	7,524	829,295
Hologic, Inc.(b)	18,418	1,207,300
Humana, Inc.	24,501	10,908,825
ICON PLC (Ireland)(b)(c)	3,916	849,576
IDEXX Laboratories, Inc.(b)	1,198	657,690
Illumina, Inc.(b)	3,799	1,492,399
Incyte Corp.(b)	7,471	637,874
Intuitive Surgical, Inc.(b)	3,512	3,037,880
IQVIA Holdings, Inc.(b)	16,352	3,837,651
Jazz Pharmaceuticals PLC(b)	7,673	1,261,441
Johnson & Johnson	336,611	54,776,708
Laboratory Corp. of America Holdings(b)	15,687	4,170,703
Magellan Health, Inc.(b)	11,321	1,066,438
McKesson Corp.	60,528	11,352,632

	Shares	Value
Health Care-(continued)
MEDNAX, Inc.(b)(c)	32,256	$848,978
Medtronic PLC	180,078	23,575,812
Merck & Co., Inc.	394,483	29,388,983
Mettler-Toledo International, Inc.(b)	998	1,310,693
Molina Healthcare, Inc.(b)	13,299	3,392,575
Owens & Minor, Inc.	44,557	1,608,062
Patterson Cos., Inc.	26,833	862,413
PerkinElmer, Inc.	7,233	937,614
Perrigo Co. PLC	37,087	1,543,932
Pfizer, Inc.	1,278,043	49,396,362
PRA Health Sciences, Inc.(b)	5,472	913,222
Premier, Inc., Class A	21,836	771,903
Quest Diagnostics, Inc.(c)	25,418	3,352,126
Regeneron Pharmaceuticals, Inc.(b)	8,049	3,873,984
ResMed, Inc.	6,451	1,212,594
Select Medical Holdings Corp.(b)	24,211	913,239
STERIS PLC	7,025	1,482,416
Stryker Corp.	23,477	6,165,765
Syneos Health, Inc.(b)	10,509	891,689
Teleflex, Inc.	2,632	1,111,967
Tenet Healthcare Corp.(b)	62,836	3,723,661
Thermo Fisher Scientific, Inc.	20,452	9,617,144
United Therapeutics Corp.(b)	6,477	1,305,504
UnitedHealth Group, Inc.	133,354	53,181,575
Universal Health Services, Inc., Class B	17,622	2,615,281
Vertex Pharmaceuticals, Inc.(b)	7,287	1,590,023
Viatris, Inc.(b)	344,076	4,576,211
Waters Corp.(b)	3,251	974,877
West Pharmaceutical Services, Inc.	2,293	753,296
Zimmer Biomet Holdings, Inc.	22,723	4,025,607
Zoetis, Inc.	15,728	2,721,416

		591,020,566

Industrials-10.43%
3M Co.	95,843	18,894,489
A.O. Smith Corp.	14,479	980,952
ABM Industries, Inc.	17,763	913,196
Acuity Brands, Inc.(c)	7,328	1,359,491
AECOM(b)	55,679	3,698,756
AerCap Holdings N.V. (Ireland)(b)	76,561	4,459,678
AGCO Corp.	10,566	1,541,791
Air Lease Corp.	26,919	1,257,387
Alaska Air Group, Inc.(b)	9,637	666,302
Allegion PLC	7,450	1,001,131
Allison Transmission Holdings, Inc.	27,378	1,135,366
AMERCO	1,600	954,608
American Airlines Group, Inc.(b)(c)	89,961	1,953,953
AMETEK, Inc.	16,373	2,209,209
Applied Industrial Technologies, Inc.	7,431	710,849
ASGN, Inc.(b)	8,144	856,586
Atlas Air Worldwide Holdings, Inc.(b)	12,142	824,563
Avis Budget Group, Inc.(b)	50,966	4,567,063
Beacon Roofing Supply, Inc.(b)	19,257	1,084,747
Boeing Co. (The)(b)	106,883	25,043,756
Boise Cascade Co.	12,711	848,078
Booz Allen Hamilton Holding Corp.	17,013	1,411,228
Brink’s Co. (The)	7,884	630,089
Builders FirstSource, Inc.(b)	28,972	1,410,067
C.H. Robinson Worldwide, Inc.	30,888	2,998,607
CACI International, Inc., Class A(b)	4,984	1,270,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
Carlisle Cos., Inc.	8,786	$1,683,837
Carrier Global Corp.	190,865	8,317,897
Caterpillar, Inc.	74,453	16,983,474
Cintas Corp.	5,410	1,867,207
Clean Harbors, Inc.(b)	10,068	895,649
Colfax Corp.(b)	22,607	1,021,610
Copart, Inc.(b)	6,955	865,967
CoreCivic, Inc.(b)	153,973	1,196,370
CoreLogic, Inc.	7,965	634,811
CoStar Group, Inc.(b)	983	839,905
Covanta Holding Corp.	47,075	708,008
Crane Co.	8,991	845,693
CSX Corp.	81,893	8,250,720
Cummins, Inc.	26,234	6,612,017
Curtiss-Wright Corp.	6,317	807,944
Deere & Co.	30,031	11,136,996
Delta Air Lines, Inc.(b)	66,641	3,126,796
Deluxe Corp.	14,603	642,824
Donaldson Co., Inc.	13,961	877,868
Dover Corp.	18,062	2,694,670
Dycom Industries, Inc.(b)	9,428	884,441
Eaton Corp. PLC	68,551	9,797,994
EMCOR Group, Inc.	13,493	1,616,461
Emerson Electric Co.	93,574	8,467,511
EnerSys	7,351	673,205
Equifax, Inc.	9,013	2,066,050
Expeditors International of Washington, Inc.	19,315	2,121,946
Fastenal Co.	52,949	2,768,174
FedEx Corp.	49,034	14,235,061
Flowserve Corp.	28,809	1,141,989
Fluor Corp.(b)(c)	103,555	2,379,694
Fortive Corp.	26,709	1,891,531
Fortune Brands Home & Security, Inc.	17,412	1,827,912
FTI Consulting, Inc.(b)(c)	5,907	820,187
GATX Corp.(c)	9,104	889,552
Generac Holdings, Inc.(b)	1,797	582,138
General Dynamics Corp.	55,349	10,529,040
General Electric Co.	2,469,704	32,402,517
Graco, Inc.	10,262	788,122
Greenbrier Cos., Inc. (The)	13,811	652,432
Hexcel Corp.(b)(c)	14,271	805,027
Honeywell International, Inc.	77,433	17,270,656
Howmet Aerospace, Inc.(b)	77,085	2,463,637
Hub Group, Inc., Class A(b)	10,839	712,339
Hubbell, Inc.	7,982	1,532,624
Huntington Ingalls Industries, Inc.	9,351	1,985,404
IDEX Corp.	5,811	1,302,826
IHS Markit Ltd.	25,195	2,710,478
Illinois Tool Works, Inc.	32,748	7,547,104
Ingersoll Rand, Inc.(b)	15,695	775,490
ITT, Inc.	10,985	1,035,995
J.B. Hunt Transport Services, Inc.	10,433	1,781,017
Jacobs Engineering Group, Inc.	18,095	2,417,673
JetBlue Airways Corp.(b)	36,138	735,770
Johnson Controls International PLC	145,562	9,074,335
Kansas City Southern	8,735	2,552,454
KAR Auction Services, Inc.(b)	51,746	775,673
KBR, Inc.	30,928	1,223,512
Kennametal, Inc.	17,327	695,852

	Shares	Value
Industrials-(continued)
Kirby Corp.(b)	17,929	$1,142,077
Knight-Swift Transportation Holdings, Inc.	24,582	1,158,304
L3Harris Technologies, Inc.	26,619	5,569,493
Landstar System, Inc.	4,746	817,641
Leidos Holdings, Inc.	26,602	2,694,251
Lennox International, Inc.	2,792	936,269
Lincoln Electric Holdings, Inc.	7,180	919,399
Lockheed Martin Corp.	40,835	15,540,168
Macquarie Infrastructure Corp.	49,876	1,661,370
ManpowerGroup, Inc.	23,969	2,897,612
Masco Corp.	30,680	1,959,838
MasTec, Inc.(b)(c)	12,700	1,325,372
Meritor, Inc.(b)(c)	22,438	606,499
Middleby Corp. (The)(b)	7,140	1,294,625
MSC Industrial Direct Co., Inc., Class A(c)	10,846	977,875
Navistar International Corp.(b)	19,193	849,290
Nielsen Holdings PLC	118,777	3,046,630
Nordson Corp.	4,600	972,486
Norfolk Southern Corp.	29,318	8,186,758
Northrop Grumman Corp.	25,169	8,920,900
nVent Electric PLC	34,403	1,047,571
Old Dominion Freight Line, Inc.	4,910	1,265,847
Oshkosh Corp.	14,748	1,835,094
Otis Worldwide Corp.	53,683	4,180,295
Owens Corning	24,683	2,389,561
PACCAR, Inc.	77,711	6,984,665
Parker-Hannifin Corp.	14,460	4,537,693
Pentair PLC	21,655	1,396,964
Pitney Bowes, Inc.	118,897	888,161
Quanta Services, Inc.	22,392	2,163,963
Raytheon Technologies Corp.	177,269	14,755,872
Regal Beloit Corp.	7,430	1,073,115
Republic Services, Inc.	34,964	3,716,673
Resideo Technologies, Inc.(b)	37,734	1,132,397
Rexnord Corp.	15,451	771,468
Robert Half International, Inc.	16,306	1,428,569
Rockwell Automation, Inc.	10,563	2,791,378
Roper Technologies, Inc.	7,442	3,322,407
Ryder System, Inc.	23,838	1,903,226
Science Applications International Corp.	10,536	942,129
Sensata Technologies Holding PLC(b)	23,850	1,377,099
Snap-on, Inc.	9,210	2,188,296
Southwest Airlines Co.(b)	30,083	1,888,611
Spirit AeroSystems Holdings, Inc., Class A	34,921	1,595,541
Stanley Black & Decker, Inc.	23,340	4,826,012
Stericycle, Inc.(b)	15,446	1,178,221
Teledyne Technologies, Inc.(b)	2,727	1,221,014
Terex Corp.	18,637	875,753
Textron, Inc.	57,029	3,663,543
Timken Co. (The)	11,067	928,189
Toro Co. (The)	7,888	903,965
Trane Technologies PLC	23,536	4,091,263
TransDigm Group, Inc.(b)	6,027	3,699,011
TransUnion	10,541	1,102,483
Trinity Industries, Inc.	25,595	707,446
Triton International Ltd. (Bermuda)	15,315	768,354
Uber Technologies, Inc.(b)	43,772	2,397,392
UFP Industries, Inc.	11,099	932,760
Union Pacific Corp.	77,567	17,226,855
United Airlines Holdings, Inc.(b)(c)	53,440	2,907,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
United Parcel Service, Inc., Class B	104,339	$21,270,549
United Rentals, Inc.(b)	13,208	4,225,900
Univar Solutions, Inc.(b)	69,144	1,614,512
Valmont Industries, Inc.	2,825	697,351
Verisk Analytics, Inc.	6,111	1,150,090
W.W. Grainger, Inc.	6,483	2,810,640
Wabtec Corp.	27,300	2,240,511
Waste Management, Inc.	59,458	8,203,420
Watsco, Inc.(c)	4,214	1,234,112
Werner Enterprises, Inc.(c)	15,783	729,648
WESCO International, Inc.(b)	20,096	1,843,205
Woodward, Inc.	5,371	671,429
XPO Logistics, Inc.(b)	26,127	3,634,788
Xylem, Inc.	15,599	1,726,029

		533,161,283

Information Technology-13.02%
Accenture PLC, Class A	51,647	14,976,081
Adobe, Inc.(b)	9,725	4,943,606
Advanced Micro Devices, Inc.(b)	15,138	1,235,564
Akamai Technologies, Inc.(b)	15,111	1,642,566
Alliance Data Systems Corp.	23,542	2,774,425
Amdocs Ltd.	19,606	1,504,564
Amphenol Corp., Class A	41,482	2,793,398
Analog Devices, Inc.	29,224	4,475,948
ANSYS, Inc.(b)	2,772	1,013,610
Apple, Inc.	846,324	111,257,753
Applied Materials, Inc.	50,680	6,725,743
Arista Networks, Inc.(b)	2,577	812,193
Arrow Electronics, Inc.(b)	26,002	2,966,048
Automatic Data Processing, Inc.	37,518	7,015,491
Avaya Holdings Corp.(b)	22,990	661,422
Avnet, Inc.	56,175	2,467,206
Black Knight, Inc.(b)	9,833	712,106
Broadcom, Inc.	27,506	12,548,237
Broadridge Financial Solutions, Inc.	9,143	1,450,354
Cadence Design Systems, Inc.(b)	7,165	944,132
CDK Global, Inc.	13,236	709,317
CDW Corp.	15,686	2,797,284
Check Point Software Technologies Ltd. (Israel)(b)	9,501	1,109,812
Ciena Corp.(b)	17,534	884,941
Cisco Systems, Inc.	708,774	36,083,684
Citrix Systems, Inc.	6,613	819,020
Cognizant Technology Solutions Corp., Class A	68,008	5,467,843
Coherent, Inc.(b)	2,334	606,817
CommScope Holding Co., Inc.(b)	92,106	1,515,144
Concentrix Corp.(b)	6,640	1,031,723
Corning, Inc.	138,415	6,119,327
Cree, Inc.(b)(c)	5,040	501,077
Dell Technologies, Inc., Class C(b)	56,687	5,574,033
DXC Technology Co.(b)	131,149	4,316,114
EchoStar Corp., Class A(b)	27,117	663,011
EPAM Systems, Inc.(b)	1,598	731,485
Euronet Worldwide, Inc.(b)	5,287	758,314
F5 Networks, Inc.(b)	5,197	970,592
Fidelity National Information Services, Inc.	70,162	10,727,770
First Solar, Inc.(b)	13,697	1,048,231
Fiserv, Inc.(b)	58,887	7,073,506

	Shares	Value
Information Technology-(continued)
FleetCor Technologies, Inc.(b)	5,826	$1,676,257
Flex Ltd.(b)	235,934	4,105,252
FLIR Systems, Inc.	14,758	885,037
Gartner, Inc.(b)	4,494	880,285
Genpact Ltd.	20,317	965,667
Global Payments, Inc.	21,852	4,690,095
GoDaddy, Inc., Class A(b)(c)	7,499	651,063
Hewlett Packard Enterprise Co.	527,901	8,456,974
HP, Inc.	337,394	11,508,509
Insight Enterprises, Inc.(b)	9,601	963,652
Intel Corp.	750,027	43,149,053
International Business Machines Corp.	290,239	41,179,109
Intuit, Inc.	7,015	2,891,302
IPG Photonics Corp.(b)	2,586	561,446
j2 Global, Inc.(b)	5,753	696,113
Jabil, Inc.	53,417	2,800,119
Jack Henry & Associates, Inc.	5,542	902,404
Juniper Networks, Inc.	88,266	2,241,074
Keysight Technologies, Inc.(b)	9,324	1,345,919
KLA Corp.	12,657	3,991,385
Lam Research Corp.	6,226	3,862,922
Marvell Technology, Inc.(c)	35,135	1,588,453
Mastercard, Inc., Class A	21,814	8,334,257
Maxim Integrated Products, Inc.	20,901	1,964,694
MAXIMUS, Inc.	7,693	704,987
Microchip Technology, Inc.	16,756	2,518,259
Micron Technology, Inc.(b)	185,186	15,938,959
Microsoft Corp.	332,285	83,795,631
MKS Instruments, Inc.	4,346	778,412
Motorola Solutions, Inc.	13,287	2,501,942
National Instruments Corp.	15,444	639,536
NCR Corp.(b)	43,784	2,003,118
NetApp, Inc.	28,554	2,132,698
NortonLifeLock, Inc.	146,209	3,159,576
Nuance Communications, Inc.(b)	14,450	768,306
NVIDIA Corp.	8,024	4,817,449
NXP Semiconductors N.V. (Netherlands)	21,893	4,214,621
ON Semiconductor Corp.(b)	45,407	1,770,873
Oracle Corp.	215,722	16,349,570
Paychex, Inc.	35,629	3,473,471
PayPal Holdings, Inc.(b)	23,785	6,238,568
Perspecta, Inc.	21,575	631,500
Plexus Corp.(b)	7,257	670,837
Qorvo, Inc.(b)	9,744	1,833,528
QUALCOMM, Inc.	109,547	15,205,124
Sabre Corp.(c)	90,242	1,351,825
salesforce.com, Inc.(b)	31,330	7,215,926
Sanmina Corp.(b)	18,588	759,134
Seagate Technology PLC(c)	53,883	5,002,498
ServiceNow, Inc.(b)	1,084	548,905
Skyworks Solutions, Inc.	12,178	2,208,237
SS&C Technologies Holdings, Inc.	19,511	1,448,106
SYNNEX Corp.	12,039	1,459,127
Synopsys, Inc.(b)	5,846	1,444,313
TE Connectivity Ltd.	42,207	5,675,575
Teradyne, Inc.	6,008	751,481
Texas Instruments, Inc.	70,767	12,774,151
Trimble, Inc.(b)	16,352	1,340,864
TTM Technologies, Inc.(b)	50,258	753,870
Twilio, Inc., Class A(b)	1,697	624,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Information Technology-(continued)
ViaSat, Inc.(b)(c)	11,810	$611,640
Visa, Inc., Class A	53,103	12,402,737
Vishay Intertechnology, Inc.	29,791	731,965
VMware, Inc., Class A(b)(c)	4,972	799,647
Western Digital Corp.(b)	89,421	6,315,805
Western Union Co. (The)	85,827	2,210,904
WEX, Inc.(b)	3,536	725,623
Xerox Holdings Corp.	97,131	2,344,742
Xilinx, Inc.	15,284	1,955,741
Zebra Technologies Corp., Class A(b)	2,589	1,262,759

		665,587,230

Materials-3.64%
Air Products and Chemicals, Inc.	21,936	6,328,097
Albemarle Corp.	10,482	1,762,758
Alcoa Corp.(b)	96,816	3,547,338
Allegheny Technologies, Inc.(b)(c)	35,477	825,195
AptarGroup, Inc.	7,190	1,084,324
Arconic Corp.(b)	51,116	1,461,918
Ashland Global Holdings, Inc.	10,911	940,637
Avery Dennison Corp.	9,775	2,093,512
Avient Corp.	16,327	828,922
Axalta Coating Systems Ltd.(b)	41,235	1,314,984
Ball Corp.	26,560	2,487,078
Berry Global Group, Inc.(b)	35,734	2,273,397
Cabot Corp.	14,901	817,767
Carpenter Technology Corp.	14,721	557,484
Celanese Corp.	16,315	2,555,745
CF Industries Holdings, Inc.	50,145	2,438,551
Chemours Co. (The)	51,303	1,549,351
Commercial Metals Co.(c)	40,501	1,183,439
Compass Minerals International, Inc.	9,302	631,792
Constellium SE(b)	43,359	672,498
Corteva, Inc.	97,171	4,738,058
Crown Holdings, Inc.	24,153	2,651,999
Domtar Corp.(b)	33,315	1,313,277
Dow, Inc.	139,613	8,725,812
DuPont de Nemours, Inc.	197,881	15,258,604
Eastman Chemical Co.	31,580	3,644,016
Ecolab, Inc.	22,132	4,960,224
Element Solutions, Inc.	42,608	932,263
FMC Corp.	10,871	1,285,387
Freeport-McMoRan, Inc.	98,460	3,712,927
Graphic Packaging Holding Co.	81,663	1,514,849
H.B. Fuller Co.	11,034	737,292
Huntsman Corp.	63,390	1,817,391
International Flavors & Fragrances, Inc.	15,481	2,200,934
International Paper Co.	140,435	8,145,230
Linde PLC (United Kingdom)	62,472	17,856,996
Louisiana-Pacific Corp.	15,462	1,018,637
LyondellBasell Industries N.V., Class A	88,684	9,200,078
Martin Marietta Materials, Inc.	5,834	2,060,102
Mosaic Co. (The)	97,214	3,419,989
Newmont Corp.	98,204	6,128,912
Nucor Corp.	96,237	7,916,456
O-I Glass, Inc.(b)	61,014	1,006,121
Olin Corp.	45,764	1,969,225
Packaging Corp. of America	17,664	2,608,090
PPG Industries, Inc.	34,361	5,883,978
Reliance Steel & Aluminum Co.	17,245	2,764,546

	Shares	Value
Materials-(continued)
RPM International, Inc.	17,379	$1,648,224
Scotts Miracle-Gro Co. (The)	3,030	700,415
Sealed Air Corp.	28,727	1,419,114
Sherwin-Williams Co. (The)	15,674	4,292,638
Silgan Holdings, Inc.	17,102	721,191
Sonoco Products Co.	24,361	1,594,671
Steel Dynamics, Inc.	56,551	3,066,195
Summit Materials, Inc., Class A(b)	28,975	834,190
Trinseo S.A.	12,425	769,232
United States Steel Corp.(c)	107,117	2,464,762
Vulcan Materials Co.	12,128	2,161,695
Warrior Met Coal, Inc.	35,650	565,052
Westlake Chemical Corp.	7,586	712,250
Westrock Co.	113,593	6,332,810

		186,108,619

Real Estate-3.76%
Alexandria Real Estate Equities, Inc.	13,381	2,423,299
American Campus Communities, Inc.	30,465	1,377,323
American Homes 4 Rent, Class A	28,672	1,062,011
American Tower Corp.	28,244	7,195,724
Apartment Income REIT Corp.	17,771	802,361
Apple Hospitality REIT, Inc.	90,686	1,438,280
AvalonBay Communities, Inc.	22,152	4,253,184
Boston Properties, Inc.	32,630	3,568,090
Brandywine Realty Trust	60,691	821,149
Brixmor Property Group, Inc.	83,841	1,873,008
Brookfield Property REIT, Inc., Class A(c)	35,732	642,640
Camden Property Trust	14,550	1,752,984
CBRE Group, Inc., Class A(b)	56,001	4,771,285
Colony Capital, Inc.(b)(c)	229,355	1,605,485
Columbia Property Trust, Inc.	43,768	788,262
Corporate Office Properties Trust	27,094	759,716
Cousins Properties, Inc.	27,725	1,016,676
Crown Castle International Corp.	39,391	7,447,262
CubeSmart	24,521	1,038,219
CyrusOne, Inc.	14,360	1,045,839
DiamondRock Hospitality Co.(b)	76,925	801,558
Digital Realty Trust, Inc.	27,493	4,242,445
Douglas Emmett, Inc.	33,784	1,133,115
Duke Realty Corp.	41,369	1,924,486
EPR Properties	22,352	1,066,414
Equinix, Inc.	6,855	4,940,810
Equity Commonwealth	21,636	623,117
Equity LifeStyle Properties, Inc.	15,165	1,052,451
Equity Residential	65,254	4,843,804
Essex Property Trust, Inc.	9,064	2,633,273
Extra Space Storage, Inc.	13,196	1,962,113
Federal Realty Investment Trust	13,180	1,487,231
First Industrial Realty Trust, Inc.	14,528	723,059
Gaming and Leisure Properties, Inc.	30,145	1,401,441
GEO Group, Inc. (The)(c)	149,672	824,693
Healthcare Realty Trust, Inc.	25,442	818,215
Healthcare Trust of America, Inc., Class A(c)	39,811	1,169,249
Healthpeak Properties, Inc.	102,671	3,525,722
Highwoods Properties, Inc.	25,606	1,146,893
Host Hotels & Resorts, Inc.(b)	235,458	4,275,917
Howard Hughes Corp. (The)(b)	5,907	637,602
Hudson Pacific Properties, Inc.	39,157	1,100,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Real Estate-(continued)
Invitation Homes, Inc.	68,194	$2,390,882
Iron Mountain, Inc.(c)	88,766	3,561,292
JBG SMITH Properties	24,148	787,466
Jones Lang LaSalle, Inc.(b)	13,677	2,570,045
Kilroy Realty Corp.	22,281	1,527,140
Kimco Realty Corp.	103,309	2,169,489
Lamar Advertising Co., Class A	15,525	1,537,596
Lexington Realty Trust	60,690	742,846
Life Storage, Inc.	10,275	987,016
Macerich Co. (The)(c)	119,319	1,645,409
Medical Properties Trust, Inc.	74,836	1,650,134
Mid-America Apartment Communities, Inc.	16,147	2,540,407
National Retail Properties, Inc.	26,301	1,220,892
Omega Healthcare Investors, Inc.	41,000	1,558,000
Outfront Media, Inc.(b)	48,126	1,172,831
Paramount Group, Inc.	85,324	905,288
Park Hotels & Resorts, Inc.(b)	103,805	2,315,889
Pebblebrook Hotel Trust(c)	42,180	1,007,258
Physicians Realty Trust	37,955	710,897
Piedmont Office Realty Trust, Inc., Class A	42,842	797,718
Prologis, Inc.	57,524	6,703,272
Public Storage	13,987	3,932,585
Rayonier, Inc.	21,307	773,018
Realogy Holdings Corp.(b)	67,115	1,159,747
Realty Income Corp.	40,829	2,823,325
Regency Centers Corp.	33,877	2,156,610
Retail Properties of America, Inc., Class A	75,938	890,753
RLJ Lodging Trust	54,406	878,113
Ryman Hospitality Properties, Inc.	9,941	781,860
Sabra Health Care REIT, Inc.	51,640	938,299
SBA Communications Corp., Class A	2,706	811,042
Service Properties Trust	56,479	695,539
Simon Property Group, Inc.	62,746	7,638,698
SITE Centers Corp.	61,130	901,667
SL Green Realty Corp.	29,788	2,204,610
Spirit Realty Capital, Inc.	22,415	1,065,609
STAG Industrial, Inc.	18,606	679,305
STORE Capital Corp.	30,724	1,099,612
Sun Communities, Inc.	9,096	1,517,486
Sunstone Hotel Investors, Inc.(b)	86,786	1,142,104
UDR, Inc.	38,419	1,784,562
Uniti Group, Inc.	76,140	867,996
Ventas, Inc.	104,693	5,806,274
VEREIT, Inc.	63,733	3,048,987
VICI Properties, Inc.(c)	62,409	1,978,365
Vornado Realty Trust	65,300	2,987,475
Weingarten Realty Investors	30,917	999,856
Welltower, Inc.	100,945	7,573,903
Weyerhaeuser Co.	139,844	5,421,752
WP Carey, Inc.	29,236	2,189,484
Xenia Hotels & Resorts, Inc.	31,897	619,759

		191,887,270

Utilities-4.70%
AES Corp. (The)	152,724	4,248,782
ALLETE, Inc.	14,677	1,032,674
Alliant Energy Corp.	51,083	2,869,332
Ameren Corp.	57,184	4,851,490
American Electric Power Co., Inc.	131,186	11,637,510
American Water Works Co., Inc.	18,537	2,891,587

	Shares	Value
Utilities-(continued)
Atmos Energy Corp.	23,450	$2,429,185
Avangrid, Inc.(c)	18,784	956,106
Avista Corp.	22,808	1,049,624
Black Hills Corp.	16,675	1,150,241
CenterPoint Energy, Inc.	186,969	4,578,871
CMS Energy Corp.	63,346	4,078,849
Consolidated Edison, Inc.	118,343	9,160,932
Dominion Energy, Inc.	194,940	15,575,706
DTE Energy Co.	46,804	6,553,496
Duke Energy Corp.	193,532	19,486,737
Edison International	111,062	6,602,636
Entergy Corp.	61,763	6,750,078
Essential Utilities, Inc.	26,905	1,268,033
Evergy, Inc.	70,422	4,504,895
Eversource Energy	69,932	6,029,537
Exelon Corp.	327,493	14,717,535
FirstEnergy Corp.	180,516	6,845,167
Hawaiian Electric Industries, Inc.	27,393	1,179,543
IDACORP, Inc.	11,443	1,172,679
MDU Resources Group, Inc.	54,273	1,815,975
National Fuel Gas Co.	21,640	1,074,642
New Jersey Resources Corp.	20,947	878,727
NextEra Energy, Inc.	214,752	16,645,427
NiSource, Inc.	113,212	2,945,776
NorthWestern Corp.	15,630	1,063,309
NRG Energy, Inc.	45,666	1,635,756
OGE Energy Corp.	60,964	2,045,952
ONE Gas, Inc.	12,531	1,008,369
PG&E Corp.(b)(c)	225,729	2,555,252
Pinnacle West Capital Corp.	35,511	3,006,006
PNM Resources, Inc.	15,750	777,420
Portland General Electric Co.	29,203	1,485,265
PPL Corp.	256,350	7,467,475
Public Service Enterprise Group, Inc.	126,955	8,018,478
Sempra Energy	60,320	8,298,222
South Jersey Industries, Inc.(c)	27,884	690,129
Southern Co. (The)	233,988	15,482,986
Southwest Gas Holdings, Inc.	18,261	1,273,157
Spire, Inc.	14,352	1,081,280
UGI Corp.	55,766	2,437,532
Vistra Corp.	153,470	2,589,039
WEC Energy Group, Inc.	61,206	5,947,387
Xcel Energy, Inc.	113,366	8,082,996

		239,927,782

Total Common Stocks & Other Equity Interests (Cost $3,864,269,639)		5,106,351,133

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $2,630,153)	2,630,153	2,630,153

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $3,866,899,792)		5,108,981,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.53%
Invesco Private Government Fund, 0.01%(d)(e)(f)	51,675,128	$51,675,128
Invesco Private Prime Fund, 0.11%(d)(e)(f)	77,481,699	77,512,693

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $129,187,820)		129,187,821

TOTAL INVESTMENTS IN SECURITIES-102.49% (Cost $3,996,087,612)		5,238,169,107
OTHER ASSETS LESS LIABILITIES-(2.49)%		(127,500,187)

NET ASSETS-100.00%		$5,110,668,920

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	(Loss)	April 30, 2021	Income
Invesco Ltd.	$1,635,550	$600,292	$(1,049,887)	$3,453,541	$(436,271)	$4,203,225	$105,188
Invesco Mortgage Capital, Inc.	113,471	804,472	(106,839)	136,197	(82,679)	864,622	-
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	104,865,827	(102,235,674)	-	-	2,630,153	751
Invesco Premier U.S. Government Money Portfolio, Institutional Class	2,516,296	66,479,831	(68,996,127)	-	-	-	1,276
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	32,953,152	333,606,437	(314,884,461)	-	-	51,675,128	5,984	*
Invesco Private Prime Fund	-	382,084,911	(304,576,362)	1	4,143	77,512,693	20,989	*

Total	$37,218,469	$888,441,770	$(791,849,350)	$3,589,739	$(514,807)	$136,885,821	$134,188

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Communication Services-3.83%
Alaska Communications Systems Group, Inc.(b)	191,013	$632,253
AMC Entertainment Holdings, Inc., Class A(b)(c)	230,605	2,312,968
ATN International, Inc.	17,190	783,520
Bandwidth, Inc., Class A(b)(c)	2,088	276,034
Boingo Wireless, Inc.(b)	37,888	528,917
Cable One, Inc.	1,486	2,659,940
Cardlytics, Inc.(b)(c)	1,693	232,838
Cargurus, Inc., (Acquired 03/20/2020 -03/19/2021; Cost $320,091)(b)(d)	16,623	410,256
Cars.com, Inc.(b)	165,119	2,181,222
Cincinnati Bell, Inc.(b)	160,569	2,477,580
Clear Channel Outdoor Holdings, Inc.(b)	877,659	2,202,924
Cogent Communications Holdings, Inc.	36,796	2,778,466
comScore, Inc.(b)	119,361	440,442
Consolidated Communications Holdings, Inc.(b)	171,334	1,233,605
Cumulus Media, Inc., Class A(b)(c)	25,496	245,017
E.W. Scripps Co. (The), Class A	61,793	1,335,965
Emerald Holding, Inc.(b)	48,533	272,270
Entercom Communications Corp.(b)(c)	225,885	1,093,283
Entravision Communications Corp., Class A	81,172	312,512
Eros STX Global Corp. (United Arab Emirates)(b)	96,404	125,325
Eventbrite, Inc., Class A(b)(c)	20,694	487,758
Fluent, Inc.(b)	24,507	91,166
Gannett Co., Inc.(b)(c)	568,767	2,582,202
Globalstar, Inc.(b)(c)	108,439	137,718
Gogo, Inc.(b)(c)	53,434	556,782
IAC/InterActiveCorp.(b)	9,047	2,293,143
IDT Corp., Class B(b)	46,748	1,122,420
IMAX Corp.(b)	56,948	1,174,268
Iridium Communications, Inc.(b)	59,074	2,244,221
John Wiley & Sons, Inc., Class A	61,585	3,506,650
Liberty Media Corp.-Liberty Braves, Class A(b)	4,943	138,355
Liberty Media Corp.-Liberty Braves, Class C(b)	17,888	495,319
Liberty TripAdvisor Holdings, Inc., Class A(b)	213,501	1,080,315
Madison Square Garden Entertainment Corp.(b)(c)	30,034	2,721,381
Madison Square Garden Sports Corp., Class A(b)	11,223	2,074,459
Magnite, Inc.(b)(c)	4,406	176,460
Marcus Corp. (The)(b)(c)	65,096	1,299,316
MSG Networks, Inc., Class A(b)(c)	55,204	876,088
National CineMedia, Inc.	237,627	1,014,667
New York Times Co. (The), Class A	60,610	2,752,300
ORBCOMM, Inc.(b)	68,280	782,489
Pinterest, Inc., Class A(b)	20,715	1,374,855
QuinStreet, Inc.(b)	20,212	409,697
Reading International, Inc., Class A(b)	33,438	199,959
Roku, Inc.(b)	2,351	806,322
Scholastic Corp.	60,559	1,836,754

	Shares	Value
Communication Services-(continued)
Shenandoah Telecommunications Co.	36,467	$1,723,430
Sirius XM Holdings, Inc.(c)	549,103	3,349,528
Spok Holdings, Inc.	31,360	322,067
TechTarget, Inc.(b)(c)	3,367	258,249
Tribune Publishing Co.(b)	26,917	469,432
TripAdvisor, Inc.(b)(c)	62,926	2,965,702
TrueCar, Inc.(b)	109,612	504,215
United States Cellular Corp.(b)	56,293	1,921,280
Vonage Holdings Corp.(b)	138,257	1,873,382
WideOpenWest, Inc.(b)	103,965	1,462,788
World Wrestling Entertainment, Inc., Class A(c)	21,733	1,197,706
Yelp, Inc.(b)	46,415	1,824,110
Zynga, Inc., Class A(b)	192,584	2,083,759

		74,726,049

Consumer Discretionary-14.31%
1-800-Flowers.com, Inc., Class A(b)(c)	19,957	638,125
2U, Inc.(b)(c)	19,401	761,489
Acushnet Holdings Corp.	29,884	1,264,392
Adtalem Global Education, Inc.(b)	69,337	2,378,952
Afya Ltd., Class A (Brazil)(b)	11,839	265,312
American Outdoor Brands, Inc.(b)	15,851	409,748
American Public Education, Inc.(b)	25,751	784,375
America’s Car-Mart, Inc.(b)	5,098	768,931
Arco Platform Ltd., Class A (Brazil)(b)(c)	8,388	215,236
Arcos Dorados Holdings, Inc., Class A (Brazil)(b)	325,288	1,863,900
At Home Group, Inc.(b)	56,680	1,789,954
Bally’s Corp.(b)	12,180	705,953
Barnes & Noble Education, Inc.(b)	164,639	1,302,294
Bassett Furniture Industries, Inc.	26,135	896,431
Beazer Homes USA, Inc.(b)	114,777	2,560,675
Big 5 Sporting Goods Corp.(c)	64,000	1,172,480
Biglari Holdings, Inc., Class A(b)	150	96,780
Biglari Holdings, Inc., Class B(b)	1,866	248,290
BJ’s Restaurants, Inc.(b)	24,462	1,491,937
Blue Apron Holdings, Inc., Class A(b)	48,114	285,316
Boot Barn Holdings, Inc.(b)	19,331	1,363,609
Boyd Gaming Corp.(b)	61,242	4,051,158
Buckle, Inc. (The)	50,794	2,130,300
Build-A-Bear Workshop, Inc.(b)	35,727	287,245
Caesars Entertainment, Inc.(b)	39,331	3,848,145
Caleres, Inc.	165,811	3,865,054
Callaway Golf Co.	61,018	1,766,471
Camping World Holdings, Inc., Class A(c)	33,492	1,458,242
CarParts.com, Inc.(b)(c)	10,153	175,444
Carriage Services, Inc.	16,474	612,503
Carrols Restaurant Group, Inc.(b)	129,179	760,864
Carvana Co.(b)(c)	1,531	436,733
Cato Corp. (The), Class A(b)	74,272	995,245
Cavco Industries, Inc.(b)	7,743	1,621,616
Century Casinos, Inc.(b)	44,986	591,566
Century Communities, Inc.(b)	43,104	3,187,110
Cheesecake Factory, Inc. (The)(b)(c)	61,079	3,822,935
Chegg, Inc.(b)(c)	7,377	666,364
Chico’s FAS, Inc.(b)	793,392	2,380,176
Children’s Place, Inc. (The)(b)(c)	33,889	2,655,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Consumer Discretionary-(continued)
Choice Hotels International, Inc.(b)	14,257	$1,622,447
Churchill Downs, Inc.	10,080	2,131,920
Chuy’s Holdings, Inc.(b)(c)	15,004	733,095
Citi Trends, Inc.(b)	9,752	1,020,059
Clarus Corp.	14,398	267,947
Columbia Sportswear Co.	22,438	2,445,966
Conn’s, Inc.(b)	107,988	2,185,677
Container Store Group, Inc. (The)(b)	32,634	459,813
Cooper-Standard Holdings, Inc.(b)	51,078	1,483,305
Core-Mark Holding Co., Inc.	68,553	2,917,616
Crocs, Inc.(b)	15,075	1,509,309
Culp, Inc.	10,874	153,867
Dave & Buster’s Entertainment, Inc.(b)(c)	41,133	1,878,133
Del Taco Restaurants, Inc.	65,774	749,824
Denny’s Corp.(b)	51,663	978,497
Despegar.com Corp. (Argentina)(b)	45,569	603,334
Dillard’s, Inc., Class A(c)	29,163	2,884,512
Dine Brands Global, Inc.(b)	22,973	2,220,340
Dorman Products, Inc.(b)	18,566	1,841,376
Drive Shack, Inc.(b)	105,250	358,903
Duluth Holdings, Inc., Class B(b)(c)	17,173	265,666
El Pollo Loco Holdings, Inc.(b)	20,161	341,527
Escalade, Inc.	13,453	296,235
Ethan Allen Interiors, Inc.	56,270	1,615,512
Etsy, Inc.(b)	5,132	1,020,190
Everi Holdings, Inc.(b)	87,460	1,546,293
Express, Inc.(b)(c)	1,062,637	3,241,043
Farfetch Ltd., Class A (United Kingdom)(b)	15,310	750,037
Fiesta Restaurant Group, Inc.(b)	36,246	534,266
Five Below, Inc.(b)	14,074	2,832,674
Flexsteel Industries, Inc.	14,461	629,487
Floor & Decor Holdings, Inc., Class A(b)	24,097	2,672,839
Fossil Group, Inc.(b)	173,812	2,242,175
Fox Factory Holding Corp.(b)	8,846	1,355,473
Franchise Group, Inc.(c)	5,860	225,786
frontdoor, inc.(b)	35,870	1,920,121
Full House Resorts, Inc.(b)	27,842	271,738
Funko, Inc., Class A(b)(c)	37,783	813,846
Genesco, Inc.(b)	69,036	3,451,800
Gentherm, Inc.(b)	25,566	1,820,299
Golden Entertainment, Inc.(b)	30,620	1,055,471
GoPro, Inc., Class A(b)(c)	125,323	1,407,377
Grand Canyon Education, Inc.(b)	32,348	3,502,965
Green Brick Partners, Inc.(b)(c)	28,036	723,609
Groupon, Inc.(b)(c)	61,894	3,133,693
Grubhub, Inc.(b)	41,668	2,835,091
Guess?, Inc.	87,401	2,363,323
Hamilton Beach Brands Holding Co., Class A	16,083	313,619
Haverty Furniture Cos., Inc., (Acquired 05/02/2018 - 03/20/2020; Cost $490,189)(d)	33,300	1,547,451
Helen of Troy Ltd.(b)(c)	14,356	3,032,131
Hibbett Sports, Inc.(b)	23,669	1,880,502
Hooker Furniture Corp.	15,994	599,935
Horizon Global Corp.(b)	24,265	195,576
Houghton Mifflin Harcourt Co.(b)(c)	288,445	2,619,081
Hovnanian Enterprises, Inc., Class A(b)	30,971	4,106,445
Hyatt Hotels Corp., Class A(b)(c)	35,627	2,933,171
Installed Building Products, Inc.(c)	10,651	1,434,157

	Shares	Value
Consumer Discretionary-(continued)
iRobot Corp.(b)(c)	15,006	$1,632,653
Jack in the Box, Inc.	24,868	3,000,324
Johnson Outdoors, Inc., Class A	3,563	505,269
Kirkland’s, Inc.(b)(c)	22,049	652,650
Kontoor Brands, Inc.	65,613	4,122,465
Lakeland Industries, Inc.(b)(c)	5,835	164,605
Lands’ End, Inc.(b)(c)	17,567	404,744
La-Z-Boy, Inc.	60,303	2,681,071
Lazydays Holdings, Inc.(b)(c)	15,803	391,124
LCI Industries	23,286	3,411,399
LGI Homes, Inc.(b)(c)	19,888	3,297,033
Lifetime Brands, Inc.	20,056	290,812
Lindblad Expeditions Holdings, Inc.(b)	13,999	229,444
Liquidity Services, Inc.(b)	15,690	281,322
Lumber Liquidators Holdings, Inc.(b)	36,771	881,401
M/I Homes, Inc.(b)	62,096	4,329,333
MakeMyTrip Ltd. (India)(b)(c)	17,673	484,594
Malibu Boats, Inc., Class A(b)	10,299	858,525
MarineMax, Inc.(b)	28,865	1,639,532
MasterCraft Boat Holdings, Inc.(b)	23,244	659,200
MercadoLibre, Inc. (Argentina)(b)	1,473	2,314,054
Modine Manufacturing Co.(b)	126,782	2,064,011
Monarch Casino & Resort, Inc.(b)	8,934	673,713
Monro, Inc.	34,417	2,429,496
Motorcar Parts of America, Inc.(b)	25,049	541,058
Movado Group, Inc.	39,445	1,237,390
Nathan’s Famous, Inc.	3,666	232,534
National Vision Holdings, Inc.(b)	48,533	2,446,549
Nautilus, Inc.(b)(c)	17,475	292,881
Noodles & Co.(b)	30,416	367,577
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	23,925	2,207,560
OneSpaWorld Holdings Ltd. (Bahamas)(b)(c)	34,024	362,526
OneWater Marine, Inc., Class A(b)	14,824	759,434
Overstock.com, Inc.(b)	15,287	1,245,890
Oxford Industries, Inc.	23,607	2,153,667
Papa John’s International, Inc.	19,265	1,863,311
Party City Holdco, Inc.(b)(c)	352,141	2,464,987
Patrick Industries, Inc.	30,576	2,739,610
Peloton Interactive, Inc., Class A(b)	2,839	279,216
Perdoceo Education Corp.(b)	82,426	961,087
PetMed Express, Inc.(c)	20,968	616,983
Planet Fitness, Inc., Class A(b)	14,619	1,227,850
Playa Hotels & Resorts N.V.(b)	89,089	655,695
PlayAGS, Inc.(b)	64,074	573,462
Potbelly Corp.(b)(c)	42,209	257,897
Quotient Technology, Inc.(b)	39,953	652,832
RCI Hospitality Holdings, Inc.	5,183	377,374
RealReal, Inc. (The)(b)(c)	12,934	320,375
Red Robin Gourmet Burgers, Inc.(b)	62,915	2,287,589
Red Rock Resorts, Inc., Class A(b)	64,896	2,377,140
Regis Corp.(b)(c)	103,949	1,345,100
Rent-A-Center, Inc.	39,880	2,295,094
RH(b)(c)	5,237	3,603,161
Rocky Brands, Inc.	10,558	555,879
Ruth’s Hospitality Group, Inc.(b)	31,888	832,596
SeaWorld Entertainment, Inc.(b)	38,677	2,117,953
Select Interior Concepts, Inc., Class A(b)	19,514	146,940
Shake Shack, Inc., Class A(b)(c)	5,707	620,636
Shoe Carnival, Inc.(c)	15,357	920,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Consumer Discretionary-(continued)
Shutterstock, Inc.	7,021	$612,091
Skyline Champion Corp.(b)	22,942	1,019,313
Sleep Number Corp.(b)	14,259	1,595,440
Smith & Wesson Brands, Inc.	64,045	1,114,383
Sonos, Inc.(b)	22,003	880,780
Sportsman’s Warehouse Holdings, Inc.(b)	59,403	1,043,117
Stamps.com, Inc.(b)	7,674	1,576,009
Standard Motor Products, Inc.	38,219	1,636,920
Steven Madden Ltd.	68,376	2,780,852
Stitch Fix, Inc., Class A(b)(c)	10,624	460,232
StoneMor, Inc.(b)	94,519	232,517
Stoneridge, Inc.(b)	39,740	1,321,355
Strategic Education, Inc.	22,263	1,671,061
Strattec Security Corp.(b)	8,838	387,988
Stride, Inc.(b)(c)	72,207	2,067,286
Sturm Ruger & Co., Inc.	18,052	1,172,297
Superior Group of Cos., Inc.	14,185	357,746
Superior Industries International, Inc.(b)	103,441	519,274
Tilly’s, Inc., Class A(b)	62,741	756,656
TopBuild Corp.(b)(c)	18,344	4,079,339
TravelCenters of America, Inc.(b)	48,353	1,329,224
Unifi, Inc.(b)	35,385	956,457
Universal Electronics, Inc.(b)	16,668	947,576
Universal Technical Institute, Inc.(b)	40,628	228,736
Veoneer, Inc. (Sweden)(b)(c)	108,656	2,488,222
Vera Bradley, Inc.(b)	60,563	672,249
Vista Outdoor, Inc.(b)	62,527	2,039,005
VOXX International Corp.(b)	26,653	454,434
Wayfair, Inc., Class A(b)(c)	11,163	3,299,448
Wendy’s Co. (The)	164,336	3,709,064
Wingstop, Inc.	6,979	1,105,543
Winnebago Industries, Inc.	27,978	2,236,841
Wolverine World Wide, Inc.	88,870	3,707,656
WW International, Inc.(b)	63,616	1,764,708
YETI Holdings, Inc.(b)	15,702	1,341,265
Zovio, Inc.(b)	76,476	283,726
Zumiez, Inc.(b)	27,292	1,172,737

		278,913,903

Consumer Staples-3.56%
Adecoagro S.A. (Brazil)(b)	102,765	956,742
Alico, Inc.	8,703	260,829
Andersons, Inc. (The)	60,908	1,749,278
BellRing Brands, Inc., Class A(b)	19,994	515,645
Beyond Meat, Inc.(b)(c)	2,799	368,572
Boston Beer Co., Inc. (The), Class A(b)	1,715	2,086,280
Calavo Growers, Inc.	16,776	1,310,709
Cal-Maine Foods, Inc.	50,676	1,893,255
Central Garden & Pet Co.(b)	14,426	781,024
Central Garden & Pet Co., Class A(b)	60,845	2,997,833
Chefs’ Warehouse, Inc. (The)(b)(c)	42,784	1,378,928
Coca-Cola Consolidated, Inc.	6,916	2,028,117
Edgewell Personal Care Co.	90,927	3,473,411
elf Beauty, Inc.(b)	23,282	704,281
Energizer Holdings, Inc.(c)	70,919	3,496,307
Farmer Brothers Co.(b)	53,752	548,270
Fresh Del Monte Produce, Inc.	66,358	1,871,296
Freshpet, Inc.(b)	1,981	366,128
Grocery Outlet Holding Corp.(b)(c)	57,892	2,338,258
Hain Celestial Group, Inc. (The)(b)(c)	82,369	3,377,953

	Shares	Value
Consumer Staples-(continued)
HF Foods Group, Inc.(b)(c)	42,307	$263,573
Hostess Brands, Inc.(b)(c)	176,177	2,693,746
Ingles Markets, Inc., Class A	33,705	2,065,779
Inter Parfums, Inc.	11,667	858,691
J&J Snack Foods Corp.	12,024	1,979,271
John B. Sanfilippo & Son, Inc.	12,508	1,099,453
Lancaster Colony Corp.	14,004	2,586,679
Landec Corp.(b)	51,558	583,637
Lifevantage Corp.(b)	25,634	208,404
Limoneira Co.(c)	18,929	341,858
Medifast, Inc.	3,015	684,676
MGP Ingredients, Inc.	7,642	459,284
National Beverage Corp.	15,493	752,805
Natural Grocers by Vitamin Cottage, Inc.	26,052	409,537
Nature’s Sunshine Products, Inc.	11,545	240,251
Oil-Dri Corp.of America	5,192	181,357
Pilgrim’s Pride Corp.(b)	135,574	3,248,353
PriceSmart, Inc.	25,146	2,113,270
Revlon, Inc., Class A(b)	30,371	360,504
Reynolds Consumer Products, Inc.(c)	38,921	1,141,164
Seneca Foods Corp., Class A(b)	6,743	310,583
Simply Good Foods Co. (The)(b)(c)	34,966	1,208,075
SpartanNash Co.	172,440	3,340,163
Tootsie Roll Industries, Inc.(c)	11,370	358,951
Turning Point Brands, Inc.	6,653	324,800
Universal Corp.	46,664	2,623,917
USANA Health Sciences, Inc.(b)	11,691	1,052,073
Vector Group Ltd.	201,625	2,631,206
Village Super Market, Inc., Class A	15,137	369,040
WD-40 Co.(c)	3,545	881,783
Weis Markets, Inc.(c)	24,988	1,295,628
Whole Earth Brands, Inc.(b)	19,914	268,839

		69,440,466

Energy-4.80%
Alto Ingredients, Inc.(b)(c)	192,788	1,071,901
Amplify Energy Corp.(b)(c)	120,409	321,492
Antero Midstream Corp.	251,009	2,168,718
Arch Resources, Inc.	41,973	1,864,021
Archrock, Inc.	264,225	2,467,861
Ardmore Shipping Corp. (Ireland)(b)(c)	86,295	338,276
Berry Corp.	90,836	555,008
Bonanza Creek Energy, Inc.(b)	39,234	1,298,253
BP Prudhoe Bay Royalty Trust(c)	111,974	375,113
Brigham Minerals, Inc., Class A	37,561	643,795
Cactus, Inc., Class A	20,491	610,837
Centennial Resource Development, Inc., Class A(b)(c)	986,524	4,182,862
ChampionX Corp.(b)	138,477	2,909,402
Clean Energy Fuels Corp.(b)(c)	40,836	449,196
CONSOL Energy, Inc.(b)	138,506	1,216,083
Continental Resources, Inc.(b)(c)	156,823	4,271,858
Core Laboratories N.V.(c)	78,019	2,198,575
CVR Energy, Inc.	126,644	2,696,251
Denbury, Inc.(b)	52,065	2,832,857
DHT Holdings, Inc.	249,625	1,472,787
Diamond S Shipping, Inc., (Acquired 03/20/2020 - 10/07/2020; Cost $781,880)(b)(d)	82,973	817,284
DMC Global, Inc.(b)(c)	5,618	303,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Energy-(continued)
Dorian LPG Ltd.(b)	93,806	$1,246,682
Dril-Quip, Inc.(b)	51,715	1,585,065
Exterran Corp.(b)	69,488	227,921
Falcon Minerals Corp.	50,637	224,828
Forum Energy Technologies, Inc.(b)(c)	18,443	335,294
Frank’s International N.V.(b)	232,709	756,304
FTS International, Inc., Tranche 1, Wts., expiring 11/19/2023(b)(c)(e)	6,471	0
FTS International, Inc., Tranche 2, Wts., expiring 11/19/2023(b)(c)(e)	2,588	0
GasLog Ltd. (Greece)	235,139	1,366,158
Geopark Ltd. (Colombia)(c)	39,922	638,752
Golar LNG Ltd. (Cameroon)(b)(c)	177,439	2,037,000
Green Plains, Inc.(b)(c)	112,896	3,364,301
Helix Energy Solutions Group, Inc.(b)	449,923	1,930,170
International Seaways, Inc.	55,605	983,096
KLX Energy Services Holdings, Inc.(b)(c)	26,789	206,543
Kosmos Energy Ltd. (Ghana)	792,065	2,265,306
Laredo Petroleum, Inc.(b)	32,482	1,316,820
Liberty Oilfield Services, Inc., Class A(b)(c)	72,718	850,801
Magnolia Oil & Gas Corp., Class A(b)	197,422	2,222,972
Mammoth Energy Services, Inc.(b)(c)	37,913	144,828
Matador Resources Co.	151,053	3,974,204
National Energy Services Reunited Corp.(b)(c)	31,836	403,999
Navigator Holdings Ltd., (Acquired 07/14/2016 - 10/07/2020; Cost $584,007)(b)(d)	53,900	569,723
Navios Maritime Acquisition Corp. (Greece)	54,261	173,093
Newpark Resources, Inc.(b)	268,130	761,489
NexTier Oilfield Solutions, Inc.(b)	464,427	1,667,293
Nine Energy Service, Inc.(b)	65,838	129,701
Nordic American Tankers Ltd.(c)	602,382	1,993,884
Northern Oil and Gas, Inc.(b)	36,361	526,507
Oil States International, Inc.(b)	305,254	1,712,475
Overseas Shipholding Group, Inc., Class A(b)	129,915	287,112
Par Pacific Holdings, Inc.(b)	86,218	1,309,651
Penn Virginia Corp.(b)(c)	44,929	612,382
ProPetro Holding Corp.(b)	200,187	1,927,801
Range Resources Corp.(b)(c)	301,341	2,959,169
Renewable Energy Group, Inc.(b)(c)	35,157	1,951,917
REX American Resources Corp.(b)	6,865	554,211
Ring Energy, Inc.(b)(c)	337,900	726,485
RPC, Inc.(b)(c)	135,926	660,600
SandRidge Energy, Inc.(b)	116,403	472,596
Scorpio Tankers, Inc. (Monaco)(c)	189,835	3,443,607
Select Energy Services, Inc., Class A(b)	119,184	575,659
SFL Corp. Ltd. (Norway)(c)	371,028	2,879,177
Solaris Oilfield Infrastructure, Inc., Class A	27,099	296,463
Talos Energy, Inc.(b)	24,612	275,408
Teekay Corp. (Bermuda)(b)(c)	236,648	762,007
Teekay Tankers Ltd., Class A (Bermuda)(b)(c)	110,749	1,485,144
TETRA Technologies, Inc.(b)	337,553	847,258
Tidewater, Inc.(b)	50,115	614,410
Tsakos Energy Navigation Ltd. (Greece)	34,595	320,004

	Shares	Value
Energy-(continued)
US Silica Holdings, Inc.(b)	149,180	$1,588,767
W&T Offshore, Inc.(b)	87,340	287,349

		93,518,188

Financials-19.26%
1st Source Corp.	20,221	962,317
ACRES Commercial Realty Corp.(b)(c)	63,486	963,717
AG Mortgage Investment Trust, Inc.	271,606	1,072,844
Alerus Financial Corp.(c)	8,543	245,611
Allegiance Bancshares, Inc.	26,283	1,040,807
Altabancorp	14,297	596,900
Amalgamated Financial Corp.	16,733	270,238
A-Mark Precious Metals, Inc.	24,356	907,748
Ambac Financial Group, Inc.(b)	112,944	1,936,990
Amerant Bancorp, Inc.(b)	13,507	255,958
American National Bankshares, Inc.	7,093	241,375
American National Group, Inc.	11,183	1,267,593
Ameris Bancorp	59,651	3,226,523
AMERISAFE, Inc.	31,622	1,963,094
Ames National Corp.	8,506	215,032
Arbor Realty Trust, Inc.	121,260	2,143,877
Ares Commercial Real Estate Corp.	72,730	1,073,495
Ares Management Corp., Class A	29,570	1,553,016
Argo Group International Holdings Ltd.	44,896	2,342,673
Arlington Asset Investment Corp., Class A(b)(c)	69,677	285,676
ARMOUR Residential REIT, Inc.	132,828	1,651,052
Arrow Financial Corp.	9,121	322,427
Artisan Partners Asset Management, Inc., Class A	60,735	3,092,626
Assetmark Financial Holdings, Inc.(b)	12,575	283,189
Atlantic Capital Bancshares, Inc.(b)	26,410	706,468
Atlantic Union Bankshares Corp.	81,546	3,153,384
Atlanticus Holdings Corp.(b)	6,993	218,601
Axos Financial, Inc.(b)	54,145	2,444,647
B. Riley Financial, Inc.	13,333	950,510
Banc of California, Inc.	69,230	1,239,217
BancFirst Corp.	17,898	1,244,090
Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	40,887	603,492
Bancorp, Inc. (The)(b)	38,103	846,077
Bank First Corp.(c)	4,895	354,006
Bank of Marin Bancorp	13,329	472,113
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	56,535	2,217,303
Banner Corp.	55,687	3,165,249
Bar Harbor Bankshares	8,243	236,244
Berkshire Hills Bancorp, Inc.	109,837	2,437,283
BGC Partners, Inc., Class A	619,885	3,285,390
Blucora, Inc.(b)	82,061	1,181,268
Boston Private Financial Holdings, Inc.	135,471	1,994,133
Bridgewater Bancshares, Inc.(b)	18,624	314,932
Brightsphere Investment Group, Inc.	72,918	1,641,384
Broadmark Realty Capital, Inc.	135,811	1,464,043
Brookline Bancorp, Inc.	122,136	1,966,390
Bryn Mawr Bank Corp.	24,215	1,112,921
Business First Bancshares, Inc.	12,984	308,630
Byline Bancorp, Inc.	21,651	491,478
Cadence BanCorp	160,888	3,579,758
Cambridge Bancorp	4,904	429,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Financials-(continued)
Camden National Corp.	13,860	$661,399
Cannae Holdings, Inc.(b)	61,917	2,458,105
Capital City Bank Group, Inc.	7,437	187,933
Capitol Federal Financial, Inc.	246,999	3,192,462
Capstar Financial Holdings, Inc.	15,144	290,613
Capstead Mortgage Corp., (Acquired 04/01/2015 - 03/17/2021; Cost $2,243,785)(d)	268,678	1,741,033
Carlyle Group, Inc. (The)	72,643	3,098,950
CBTX, Inc.	15,627	488,656
Central Pacific Financial Corp.	54,150	1,459,342
Century Bancorp, Inc., Class A	2,993	341,950
Cherry Hill Mortgage Investment Corp.	53,172	538,101
Citizens & Northern Corp.	9,791	241,838
City Holding Co.	19,260	1,490,724
Civista Bancshares, Inc.	10,871	251,446
CNA Financial Corp.	72,870	3,419,789
CNB Financial Corp.	13,424	341,775
Cohen & Steers, Inc.	23,174	1,576,295
Colony Credit Real Estate, Inc.	161,190	1,400,741
Columbia Financial, Inc.(b)(c)	37,390	683,115
Community Bank System, Inc.	50,306	3,905,255
Community Trust Bancorp, Inc.	22,357	996,228
Compass Diversified Holdings	75,312	1,915,937
ConnectOne Bancorp, Inc.	39,128	1,062,325
Cowen, Inc., Class A(c)	40,755	1,609,415
Credit Acceptance Corp.(b)(c)	9,289	3,667,204
CrossFirst Bankshares, Inc.(b)	42,773	630,474
Curo Group Holdings Corp.	39,782	569,678
Customers Bancorp, Inc.(b)	46,967	1,621,301
CVB Financial Corp.	149,210	3,164,744
Diamond Hill Investment Group, Inc.	5,422	927,162
Dime Community Bancshares, Inc.	28,516	944,450
Donegal Group, Inc., Class A	16,655	256,987
Donnelley Financial Solutions, Inc.(b)	63,378	1,936,832
Dynex Capital, Inc.	60,797	1,228,099
Eagle Bancorp, Inc.	45,056	2,406,441
eHealth, Inc.(b)(c)	13,858	980,315
Elevate Credit, Inc.(b)	119,945	403,015
Ellington Financial, Inc.	64,302	1,153,578
Ellington Residential Mortgage REIT(c)	19,915	247,743
Employers Holdings, Inc.	50,807	2,056,667
Encore Capital Group, Inc.(b)(c)	83,158	3,271,436
Enova International, Inc.(b)	62,972	2,156,161
Enstar Group Ltd.(b)	12,299	3,089,263
Enterprise Financial Services Corp.	24,535	1,205,405
Equity Bancshares, Inc., Class A(b)	12,924	378,156
Essent Group Ltd.	85,969	4,520,250
Farmers National Banc Corp.	19,670	326,129
FB Financial Corp.	24,458	1,026,258
FBL Financial Group, Inc., Class A	25,771	1,460,958
Federal Agricultural Mortgage Corp., Class C	14,836	1,526,031
Financial Institutions, Inc.(c)	20,580	657,119
First Bancorp	295,766	3,717,779
First Bancorp/Southern Pines NC	30,937	1,311,729
First Bancshares, Inc. (The)	17,932	701,500
First Busey Corp.	56,665	1,415,492
First Choice Bancorp	10,471	335,281
First Commonwealth Financial Corp.	149,528	2,166,661

	Shares	Value
Financials-(continued)
First Community Bancshares, Inc.	10,658	$311,427
First Financial Bancorp	127,848	3,133,554
First Financial Bankshares, Inc.	54,963	2,697,584
First Financial Corp.	16,404	725,713
First Foundation, Inc.	31,435	748,153
First Internet Bancorp	11,234	385,888
First Interstate BancSystem, Inc., Class A	50,356	2,365,221
First Merchants Corp.	63,544	2,936,368
First Mid Bancshares, Inc.	11,854	516,123
First of Long Island Corp. (The)	19,886	423,373
FirstCash, Inc.	49,210	3,544,596
Flagstar Bancorp, Inc.	62,310	2,899,907
Flushing Financial Corp.	56,690	1,319,176
Focus Financial Partners, Inc., Class A(b)	13,649	642,322
FS Bancorp, Inc.	3,824	261,370
German American Bancorp, Inc.	16,342	708,099
Granite Point Mortgage Trust, Inc.	164,867	2,182,839
Great Ajax Corp.	30,606	373,699
Great Southern Bancorp, Inc.	11,751	662,874
Great Western Bancorp, Inc.	123,886	4,094,432
Green Dot Corp., Class A(b)	44,007	2,013,760
Greenhill & Co., Inc.	24,559	372,806
Greenlight Capital Re Ltd., Class A(b)	72,019	664,735
Guaranty Bancshares, Inc.	6,990	271,911
Hallmark Financial Services, Inc.(b)	65,424	259,733
Hamilton Lane, Inc., Class A	4,949	447,637
Hanmi Financial Corp.	57,111	1,159,353
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(c)	24,156	1,265,774
HarborOne Bancorp, Inc.	67,264	962,548
HBT Financial, Inc.	19,228	349,950
HCI Group, Inc.(c)	9,181	674,069
Heartland Financial USA, Inc.	42,522	2,137,581
Heritage Commerce Corp.	70,340	849,004
Heritage Financial Corp.	52,108	1,464,235
Heritage Insurance Holdings, Inc.	50,201	457,331
Hilltop Holdings, Inc.	90,439	3,183,453
Hingham Institution for Savings (The)	1,235	375,613
HomeStreet, Inc.	32,415	1,323,829
HomeTrust Bancshares, Inc.	19,141	524,463
Hope Bancorp, Inc.	263,087	3,948,936
Horace Mann Educators Corp.	83,204	3,336,480
Horizon Bancorp, Inc.	40,046	734,444
Houlihan Lokey, Inc.	33,625	2,228,329
Independent Bank Corp.	33,288	2,726,287
Independent Bank Corporation	28,584	673,439
Independent Bank Group, Inc.	34,813	2,628,730
Interactive Brokers Group, Inc., Class A	14,221	1,017,086
International Bancshares Corp.	60,670	2,875,151
Investors Title Co.	1,877	331,159
James River Group Holdings Ltd.	54,869	2,584,879
Kearny Financial Corp.	106,506	1,361,147
Kinsale Capital Group, Inc.	3,505	609,905
KKR Real Estate Finance Trust, Inc.(c)	51,876	1,094,584
Ladder Capital Corp.	340,709	4,051,030
Lakeland Bancorp, Inc.	43,509	788,818
Lakeland Financial Corp.	18,836	1,228,672
LendingClub Corp.(b)	113,074	1,740,209
LendingTree, Inc.(b)(c)	3,034	626,491
Live Oak Bancshares, Inc.	11,515	736,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Financials-(continued)
Macatawa Bank Corp.	29,019	$277,712
Maiden Holdings Ltd.(b)	87,180	324,310
MarketAxess Holdings, Inc.	4,502	2,199,047
Marlin Business Services Corp.	18,444	415,912
MBIA, Inc.(b)(c)	152,643	1,529,483
Mercantile Bank Corp.	16,719	539,689
Merchants Bancorp	7,083	288,916
Mercury General Corp.	55,029	3,426,656
Meridian Bancorp, Inc.	43,890	970,408
Meta Financial Group, Inc.	28,591	1,408,393
Metropolitan Bank Holding Corp.(b)	8,527	535,922
Midland States Bancorp, Inc.	22,906	645,491
MidWestOne Financial Group, Inc.	14,347	452,791
Moelis & Co., Class A	45,768	2,484,287
Morningstar, Inc.	6,731	1,783,782
Mr. Cooper Group, Inc.(b)(c)	87,412	3,013,966
MVB Financial Corp.	8,333	335,653
National Bank Holdings Corp., Class A	30,926	1,233,947
National Western Life Group, Inc., Class A	3,004	688,817
NBT Bancorp, Inc.	57,272	2,170,036
Nelnet, Inc., Class A	19,773	1,467,750
Nicolet Bankshares, Inc.(b)(c)	9,760	778,458
NMI Holdings, Inc., Class A(b)	65,029	1,680,349
Northeast Bank	8,020	225,923
Northfield Bancorp, Inc.	52,016	841,619
Northrim BanCorp, Inc.	9,107	388,414
Northwest Bancshares, Inc.	194,681	2,733,321
OceanFirst Financial Corp.	70,602	1,613,962
Ocwen Financial Corp.(b)	17,984	566,676
OFG Bancorp	71,029	1,682,677
Old Second Bancorp, Inc.	22,121	292,218
Oportun Financial Corp.(b)	24,707	536,389
Orchid Island Capital, Inc.	85,855	472,203
Origin Bancorp, Inc.	17,766	776,907
Pacific Premier Bancorp, Inc.	51,101	2,249,977
Palomar Holdings, Inc.(b)	3,206	225,574
Park National Corp.(c)	16,760	2,096,508
Parke Bancorp, Inc.	10,960	231,475
PCSB Financial Corp.	13,649	238,721
Peapack-Gladstone Financial Corp.	20,918	669,376
PennyMac Financial Services, Inc.	39,580	2,383,112
Peoples Bancorp, Inc.	21,637	723,325
Piper Sandler Cos	14,139	1,639,983
PJT Partners, Inc., Class A(c)	4,520	332,356
PRA Group, Inc.(b)	74,713	2,815,186
Preferred Bank	16,171	1,059,847
Premier Financial Corp.	26,378	833,281
Primis Financial Corp.	22,571	323,894
ProAssurance Corp.	83,609	2,090,225
Provident Bancorp, Inc.	16,672	272,921
Provident Financial Services, Inc.	118,107	2,783,782
QCR Holdings, Inc.	16,883	814,098
RBB Bancorp	11,498	242,378
Ready Capital Corp.	169,315	2,456,761
Regional Management Corp.	13,223	512,127
Reliant Bancorp, Inc.	8,629	238,419
Renasant Corp.(c)	77,392	3,260,525
Republic Bancorp, Inc., Class A	7,199	323,451
Republic First Bancorp, Inc.(b)	60,288	240,549
RLI Corp.	30,970	3,451,916

	Shares	Value
Financials-(continued)
Rocket Cos., Inc., Class A	31,833	$714,651
S&T Bancorp, Inc.	47,758	1,573,626
Safety Insurance Group, Inc.	23,561	1,932,709
Sandy Spring Bancorp, Inc.	51,763	2,347,970
Sculptor Capital Management, Inc.	18,927	430,400
Seacoast Banking Corp. of Florida(b)	41,576	1,511,288
ServisFirst Bancshares, Inc.	30,670	1,939,571
Sierra Bancorp	10,667	288,756
Silvergate Capital Corp., Class A(b)(c)	1,613	172,946
SiriusPoint Ltd. (Bermuda)(b)	100,291	1,061,079
SmartFinancial, Inc.	13,760	325,974
South State Corp.	43,772	3,690,855
Southern First Bancshares, Inc.(b)	7,338	377,907
Southside Bancshares, Inc.	37,435	1,503,015
Spirit of Texas Bancshares, Inc.	9,087	210,546
State Auto Financial Corp.	25,685	484,933
Stewart Information Services Corp.	47,786	2,802,649
Stock Yards Bancorp, Inc.	18,133	927,684
StoneX Group, Inc.(b)	23,493	1,492,275
TFS Financial Corp.	38,114	745,510
Timberland Bancorp, Inc.	7,860	221,180
Tompkins Financial Corp.	13,937	1,089,177
Towne Bank	54,819	1,698,293
TPG RE Finance Trust, Inc., (Acquired 03/16/2018 - 03/19/2021; Cost $1,995,322)(c)(d)	127,359	1,586,893
Tradeweb Markets, Inc., Class A	23,543	1,913,575
TriCo Bancshares	27,015	1,250,254
TriState Capital Holdings, Inc.(b)	28,792	687,265
Triumph Bancorp, Inc.(b)	14,148	1,253,937
Trupanion, Inc.(b)	2,697	218,727
TrustCo Bank Corp.	146,605	1,072,416
Trustmark Corp.	74,430	2,412,276
United Community Banks, Inc.	78,312	2,562,369
United Fire Group, Inc.	33,827	1,023,605
United Insurance Holdings Corp.	45,515	254,429
Universal Insurance Holdings, Inc.	81,087	1,131,164
Univest Financial Corp.	30,663	856,418
Veritex Holdings, Inc.	42,399	1,432,238
Virtu Financial, Inc., Class A	43,637	1,292,964
Virtus Investment Partners, Inc.	5,494	1,502,389
Walker & Dunlop, Inc.	22,468	2,490,578
Washington Trust Bancorp, Inc.	21,900	1,117,995
Waterstone Financial, Inc.	24,142	475,597
Watford Holdings Ltd., Class A (Bermuda)(b)	39,817	1,388,021
WesBanco, Inc.	73,097	2,652,690
West Bancorporation, Inc.	13,495	354,379
Westamerica Bancorporation	27,508	1,744,007
Western Asset Mortgage Capital Corp.(c)	342,145	1,081,178
White Mountains Insurance Group Ltd.	2,547	2,968,350
WisdomTree Investments, Inc.	227,487	1,543,499
World Acceptance Corp.(b)(c)	10,240	1,338,778
WSFS Financial Corp.	51,996	2,656,476
XP, Inc., Class A (Brazil)(b)(c)	14,487	573,685

		375,470,634

Health Care-8.99%
10X Genomics, Inc., Class A(b)	1,651	326,568
ABIOMED, Inc.(b)	7,280	2,334,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Health Care-(continued)
ACADIA Pharmaceuticals, Inc.(b)	11,478	$235,988
Acceleron Pharma, Inc.(b)	2,909	363,538
Accuray, Inc.(b)	71,478	335,947
Acorda Therapeutics, Inc.(b)(c)	80,457	419,985
Adaptive Biotechnologies Corp.(b)(c)	6,203	258,045
Addus HomeCare Corp.(b)	8,027	849,257
Agios Pharmaceuticals, Inc.(b)(c)	11,772	656,878
Akebia Therapeutics, Inc.(b)(c)	124,466	397,046
Alkermes PLC(b)	91,537	2,014,272
Allakos, Inc.(b)	2,003	218,567
Allogene Therapeutics, Inc.(b)(c)	7,171	221,727
Allscripts Healthcare Solutions, Inc.(b)	207,982	3,236,200
Alnylam Pharmaceuticals, Inc.(b)(c)	10,322	1,451,686
Amedisys, Inc.(b)	8,395	2,265,391
Amicus Therapeutics, Inc.(b)	44,137	434,308
AMN Healthcare Services, Inc.(b)	44,704	3,545,027
Amneal Pharmaceuticals, Inc.(b)	150,846	831,161
Amphastar Pharmaceuticals, Inc.(b)	28,428	494,647
AnaptysBio, Inc.(b)(c)	11,973	279,570
AngioDynamics, Inc.(b)	33,141	805,326
ANI Pharmaceuticals, Inc.(b)	14,942	497,270
Anika Therapeutics, Inc.(b)	15,695	630,625
Apollo Medical Holdings, Inc.(b)	9,757	289,685
Arena Pharmaceuticals, Inc.(b)	17,807	1,222,094
Arrowhead Pharmaceuticals, Inc.(b)	3,259	237,125
Assembly Biosciences, Inc.(b)(c)	46,161	197,569
Assertio Holdings, Inc.(b)(c)	459,360	252,694
Atara Biotherapeutics, Inc.(b)	15,672	220,348
AtriCure, Inc.(b)	5,809	447,700
Atrion Corp.	740	472,564
Avanos Medical, Inc.(b)	42,246	1,825,450
Bio-Techne Corp.	7,402	3,164,281
Bluebird Bio, Inc.(b)(c)	50,912	1,527,360
Blueprint Medicines Corp.(b)	5,064	487,764
Bridgebio Pharma, Inc.(b)	4,275	239,058
Brookdale Senior Living, Inc.(b)	633,431	4,142,639
Bruker Corp.	33,949	2,326,185
Cantel Medical Corp.(b)	18,340	1,612,269
Cardiovascular Systems, Inc.(b)	7,304	294,497
Castlight Health, Inc., Class B(b)	106,573	202,489
Chemed Corp.	5,618	2,677,595
Collegium Pharmaceutical, Inc.(b)	7,418	165,421
Computer Programs & Systems, Inc.	19,396	582,268
CONMED Corp.(c)	14,109	1,988,664
Constellation Pharmaceuticals, Inc.(b)(c)	5,985	129,396
Corcept Therapeutics, Inc.(b)(c)	23,675	539,553
CorVel Corp.(b)	4,667	546,086
CRISPR Therapeutics AG (Switzerland)(b)	5,747	754,409
Cross Country Healthcare, Inc.(b)	82,456	1,098,314
CryoLife, Inc.(b)	16,570	483,513
Cymabay Therapeutics, Inc.(b)(c)	37,038	160,375
Deciphera Pharmaceuticals, Inc.(b)	8,544	396,185
Denali Therapeutics, Inc.(b)	3,458	209,001
DexCom, Inc.(b)	3,635	1,403,473
Eagle Pharmaceuticals, Inc.(b)	8,896	363,224
Editas Medicine, Inc.(b)(c)	5,003	185,161
Emergent BioSolutions, Inc.(b)	21,222	1,294,118
Enanta Pharmaceuticals, Inc.(b)	16,501	837,261
Endo International PLC(b)	242,677	1,390,539
Ensign Group, Inc. (The)	23,056	1,979,358

	Shares	Value
Health Care-(continued)
Enzo Biochem, Inc.(b)	61,211	$187,918
Epizyme, Inc.(b)(c)	28,453	222,218
Evolent Health, Inc., Class A(b)(c)	58,025	1,256,821
Exact Sciences Corp.(b)	16,075	2,119,006
Exelixis, Inc.(b)	132,033	3,250,652
Fate Therapeutics, Inc.(b)	1,990	173,906
FibroGen, Inc.(b)(c)	12,121	270,541
Five Star Senior Living, Inc.(b)	59,453	309,750
Fluidigm Corp.(b)(c)	43,822	219,548
FONAR Corp.(b)	11,823	202,764
G1 Therapeutics, Inc.(b)(c)	9,038	190,431
Glaukos Corp.(b)	8,049	757,894
Global Blood Therapeutics, Inc.(b)(c)	11,651	475,128
Globus Medical, Inc., Class A(b)	35,433	2,543,026
Gossamer Bio., Inc.(b)(c)	24,313	210,064
Guardant Health, Inc.(b)(c)	4,574	727,174
Haemonetics Corp.(b)	14,865	999,820
Halozyme Therapeutics, Inc.(b)	4,865	243,007
Hanger, Inc.(b)	37,775	941,731
Harvard Bioscience, Inc.(b)	41,010	284,199
Health Catalyst, Inc.(b)(c)	4,757	275,430
HealthEquity, Inc.(b)	20,097	1,526,769
HealthStream, Inc.(b)	23,631	570,925
Heron Therapeutics, Inc.(b)	23,517	411,077
Heska Corp.(b)	1,501	274,158
Homology Medicines, Inc.(b)	16,448	111,353
Horizon Therapeutics PLC(b)	40,843	3,864,565
ICU Medical, Inc.(b)	11,535	2,402,394
Innoviva, Inc.(b)	53,281	610,067
Inogen, Inc.(b)	11,759	768,921
Inovalon Holdings, Inc., Class A(b)	31,762	959,530
Insmed, Inc.(b)	7,093	239,247
Insulet Corp.(b)(c)	2,129	628,523
Integer Holdings Corp.(b)	35,129	3,297,910
Integra LifeSciences Holdings Corp.(b)	39,970	2,960,978
Intellia Therapeutics, Inc.(b)	3,604	276,679
Intersect ENT, Inc.(b)	7,858	171,383
Invacare Corp.(b)	76,244	688,483
Invitae Corp.(b)(c)	6,650	232,085
Ionis Pharmaceuticals, Inc.(b)(c)	36,863	1,578,474
Iovance Biotherapeutics, Inc.(b)(c)	6,260	196,814
iRhythm Technologies, Inc.(b)	1,413	110,016
Ironwood Pharmaceuticals, Inc.(b)	22,119	244,194
Karuna Therapeutics, Inc.(b)	1,810	200,928
Kodiak Sciences, Inc.(b)	1,844	222,829
Kura Oncology, Inc.(b)	6,343	170,817
Lannett Co., Inc.(b)	134,570	588,071
Lantheus Holdings, Inc.(b)	36,147	856,684
LeMaitre Vascular, Inc.(c)	5,764	302,437
LHC Group, Inc.(b)	14,322	2,982,843
Ligand Pharmaceuticals, Inc.(b)(c)	7,773	1,134,003
LivaNova PLC(b)(c)	31,408	2,665,597
Luminex Corp.	26,767	982,081
MacroGenics, Inc.(b)	15,619	505,431
Madrigal Pharmaceuticals, Inc.(b)	1,995	271,519
Masimo Corp.(b)	10,794	2,511,440
Medpace Holdings, Inc.(b)	8,507	1,443,468
Meridian Bioscience, Inc.(b)	37,880	741,690
Merit Medical Systems, Inc.(b)	33,933	2,158,139
Mesa Laboratories, Inc.	1,142	283,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Health Care-(continued)
Mirati Therapeutics, Inc.(b)	1,649	$274,097
Moderna, Inc.(b)	5,978	1,068,986
ModivCare, Inc.(b)	9,595	1,344,068
Myriad Genetics, Inc.(b)	75,018	2,267,044
NanoString Technologies, Inc.(b)(c)	2,368	188,659
Natera, Inc.(b)(c)	3,716	408,834
National HealthCare Corp.	11,913	837,603
National Research Corp.	9,223	473,140
Natus Medical, Inc.(b)	37,462	957,154
Nektar Therapeutics(b)(c)	81,058	1,589,547
Neogen Corp.(b)	16,886	1,621,225
NeoGenomics, Inc.(b)	12,704	622,369
Neurocrine Biosciences, Inc.(b)	7,786	735,699
Nevro Corp.(b)	2,570	444,122
NextCure, Inc.(b)	15,802	138,584
NextGen Healthcare, Inc.(b)	45,631	835,504
Novocure Ltd.(b)(c)	1,976	403,302
NuVasive, Inc.(b)	48,988	3,500,193
Omnicell, Inc.(b)	14,094	2,043,912
OPKO Health, Inc.(b)(c)	292,306	1,198,455
OraSure Technologies, Inc.(b)	51,941	475,260
Orthofix Medical, Inc.(b)	18,250	809,387
Pacira BioSciences, Inc.(b)	8,442	533,366
PDL BioPharma, Inc.(e)	527,611	1,303,199
Pennant Group, Inc. (The)(b)	6,146	248,421
Penumbra, Inc.(b)	2,742	839,025
PetIQ, Inc.(b)(c)	14,027	597,550
Phibro Animal Health Corp., Class A	29,209	716,205
PPD, Inc.(b)	72,160	3,333,792
Prestige Consumer Healthcare, Inc.(b)	73,902	3,219,171
Prothena Corp. PLC (Ireland)(b)	9,851	261,446
PTC Therapeutics, Inc.(b)	11,742	483,888
Quidel Corp.(b)(c)	6,448	675,686
R1 RCM, Inc.(b)	11,656	317,976
RadNet, Inc.(b)	66,110	1,476,897
Reata Pharmaceuticals, Inc., Class A(b)(c)	1,689	171,265
REGENXBIO, Inc.(b)	9,843	341,454
Repligen Corp.(b)	6,422	1,359,602
Revance Therapeutics, Inc.(b)(c)	8,089	235,552
Rhythm Pharmaceuticals, Inc.(b)(c)	8,151	175,736
Royalty Pharma PLC, Class A(c)	20,289	892,716
Sage Therapeutics, Inc.(b)	10,550	830,918
Sangamo Therapeutics, Inc.(b)(c)	31,115	366,535
Sarepta Therapeutics, Inc.(b)	11,066	783,915
Seagen, Inc.(b)	10,473	1,505,598
SeaSpine Holdings Corp.(b)	11,199	233,051
SIGA Technologies, Inc.(b)	45,732	327,898
Spectrum Pharmaceuticals, Inc.(b)	63,648	197,945
STAAR Surgical Co.(b)	2,202	301,696
Supernus Pharmaceuticals, Inc.(b)	41,097	1,251,404
Surgery Partners, Inc.(b)	24,678	1,189,480
SurModics, Inc.(b)	4,694	251,082
Tabula Rasa HealthCare, Inc.(b)(c)	5,886	279,938
Tactile Systems Technology, Inc.(b)	3,826	219,230
Tandem Diabetes Care, Inc.(b)	3,411	313,471
Taro Pharmaceutical Industries Ltd.(b)	10,894	806,374
Teladoc Health, Inc.(b)(c)	3,635	626,492
Tilray, Inc., Class 2 (Canada)(b)(c)	10,473	192,075
Tivity Health, Inc.(b)	38,401	928,536
Travere Therapeutics, Inc.(b)	10,949	270,659

	Shares	Value
Health Care-(continued)
Triple-S Management Corp., Class B(b)	31,213	$740,060
Turning Point Therapeutics, Inc.(b)	2,707	206,355
Ultragenyx Pharmaceutical, Inc.(b)	4,493	501,598
uniQure N.V. (Netherlands)(b)(c)	8,859	285,880
US Physical Therapy, Inc.	6,051	680,435
Utah Medical Products, Inc.	2,723	237,609
Vanda Pharmaceuticals, Inc.(b)	28,877	479,358
Varex Imaging Corp.(b)	62,325	1,479,595
Veeva Systems, Inc., Class A(b)	9,745	2,752,475
Veracyte, Inc.(b)(c)	4,815	239,546
Viking Therapeutics, Inc.(b)(c)	35,187	224,845
Vir Biotechnology, Inc.(b)(c)	2,671	127,514
Vocera Communications, Inc.(b)(c)	6,327	228,848
XBiotech, Inc.(b)	19,449	332,189
Xencor, Inc.(b)	12,934	550,471
Zogenix, Inc.(b)(c)	11,074	209,188
Zymeworks, Inc. (Canada)(b)	6,490	211,055

		175,240,545

Industrials-18.57%
AAON, Inc.	10,601	693,411
AAR Corp.(b)	54,849	2,207,124
Acacia Research Corp.(b)	29,968	182,205
ACCO Brands Corp.	183,509	1,574,507
ADT, Inc.(c)	323,772	2,978,702
Advanced Drainage Systems, Inc.	14,554	1,625,100
Aegion Corp.(b)	28,777	866,188
Aerojet Rocketdyne Holdings, Inc.	57,880	2,704,154
AeroVironment, Inc.(b)	6,501	717,515
Air Transport Services Group, Inc.(b)(c)	88,247	2,322,661
Alamo Group, Inc.	7,601	1,195,257
Albany International Corp., Class A	24,179	2,157,734
Allegiant Travel Co.(b)	3,989	940,327
Allied Motion Technologies, Inc.	6,101	317,557
Altra Industrial Motion Corp.	52,765	3,113,663
Ameresco, Inc., Class A(b)	10,851	572,824
American Woodmark Corp.(b)	26,409	2,626,639
API Group Corp.(b)(f)	141,879	3,016,348
Apogee Enterprises, Inc.	49,359	1,733,982
ARC Document Solutions, Inc.	75,825	165,299
ArcBest Corp.	51,233	3,727,713
Arcosa, Inc.	50,663	3,054,472
Argan, Inc.	19,893	997,634
Armstrong Flooring, Inc.(b)(c)	83,241	432,021
Armstrong World Industries, Inc.	27,492	2,849,546
Astec Industries, Inc.	22,052	1,654,121
Astronics Corp.(b)	57,995	1,009,693
Atkore, Inc.(b)	38,155	2,986,773
Atlas Corp. (Canada)(c)	151,740	2,090,977
Axon Enterprise, Inc.(b)	5,572	844,771
AZEK Co., Inc. (The)(b)(c)	19,803	956,089
AZZ, Inc.	34,956	1,840,084
Babcock & Wilcox Enterprises, Inc.(b)	68,764	620,251
Barnes Group, Inc.	60,149	3,002,638
Barrett Business Services, Inc.	12,422	910,905
BGSF, Inc.	25,965	363,770
Bloom Energy Corp., Class A(b)(c)	6,340	164,650
Blue Bird Corp.(b)	26,353	709,950
BlueLinx Holdings, Inc.(b)	36,371	1,835,644
Brady Corp., Class A	48,829	2,664,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
BrightView Holdings, Inc.(b)	84,851	$1,521,378
BWX Technologies, Inc.(c)	58,669	3,926,129
Caesarstone Ltd.	51,896	724,468
CAI International, Inc.	33,518	1,426,191
Casella Waste Systems, Inc., Class A(b)	18,465	1,239,186
CBIZ, Inc.(b)	55,313	1,857,964
CECO Environmental Corp.(b)	25,481	186,011
Chart Industries, Inc.(b)(c)	17,145	2,754,001
China Yuchai International Ltd. (China)	13,890	221,823
Cimpress PLC (Ireland)(b)(c)	21,101	2,010,081
CIRCOR International, Inc.(b)	28,823	990,647
Clarivate PLC (United Kingdom)(b)	29,760	831,197
Columbus McKinnon Corp.	23,512	1,164,079
Comfort Systems USA, Inc.	37,934	3,124,244
Commercial Vehicle Group, Inc.(b)	92,061	1,011,750
Concrete Pumping Holdings, Inc.(b)	34,745	282,477
Construction Partners, Inc.(b)	21,116	670,011
Copa Holdings S.A., Class A (Panama)(b)	14,466	1,251,309
Cornerstone Building Brands, Inc.(b)	114,514	1,610,067
Corporacion America Airports S.A. (Argentina)(b)	88,129	508,504
Costamare, Inc. (Monaco)	116,097	1,221,340
Covenant Logistics Group, Inc., Class A(b)	30,757	661,583
CRA International, Inc.	8,499	682,130
CSW Industrials, Inc.	4,627	626,542
Cubic Corp.	28,398	2,125,306
Custom Truck One Source, Inc.(b)(c)	23,575	241,880
Danaos Corp. (Greece)(b)	31,731	1,722,676
Daseke, Inc.(b)	137,997	1,047,397
Diana Shipping, Inc. (Greece)(b)	150,471	562,762
Douglas Dynamics, Inc.	24,683	1,104,071
Ducommun, Inc.(b)	15,686	924,376
Dun & Bradstreet Holdings, Inc.(b)(c)	12,178	289,349
DXP Enterprises, Inc.(b)	24,077	704,734
Eagle Bulk Shipping, Inc.(b)(c)	11,263	488,138
Echo Global Logistics, Inc.(b)	53,388	1,745,788
Encore Wire Corp.	23,450	1,751,246
Enerpac Tool Group Corp.	35,164	935,362
Eneti, Inc.(c)	27,497	552,965
Ennis, Inc.	53,481	1,108,661
EnPro Industries, Inc.	27,132	2,323,856
ESCO Technologies, Inc.	14,578	1,585,503
Evoqua Water Technologies Corp.(b)	61,130	1,747,095
Exponent, Inc.	12,261	1,181,102
Federal Signal Corp.	47,762	1,978,780
Forrester Research, Inc.(b)	8,639	375,365
Forward Air Corp.	22,114	1,952,445
Franklin Covey Co.(b)	10,456	319,326
Franklin Electric Co., Inc.	29,119	2,366,501
FreightCar America, Inc.(b)(c)	88,065	698,355
Genco Shipping & Trading Ltd.	37,985	582,690
Gibraltar Industries, Inc.(b)	20,547	1,887,447
Global Ship Lease, Inc., Class A (United Kingdom)(b)	14,661	203,788
GMS, Inc.(b)	98,741	4,315,969
Golden Ocean Group Ltd. (Norway)(b)(c)	208,655	1,815,299
Gorman-Rupp Co. (The)	16,513	570,029
GP Strategies Corp.(b)	15,190	239,243
GrafTech International Ltd.	52,656	669,784
Graham Corp.	12,282	168,386

	Shares	Value
Industrials-(continued)
Granite Construction, Inc.	105,187	$4,007,625
Great Lakes Dredge & Dock Corp.(b)	80,309	1,260,851
Griffon Corp.	74,036	2,007,856
H&E Equipment Services, Inc.	81,684	3,177,508
Harsco Corp.(b)	109,186	1,957,705
Hawaiian Holdings, Inc.(b)	41,811	1,049,874
HC2 Holdings, Inc.(b)(c)	211,100	886,620
Healthcare Services Group, Inc.	95,758	2,867,952
Heartland Express, Inc.	54,841	1,019,494
HEICO Corp.	10,454	1,471,923
HEICO Corp., Class A	17,750	2,241,470
Heidrick & Struggles International, Inc.	26,831	1,134,951
Helios Technologies, Inc.	17,398	1,257,527
Herc Holdings, Inc.(b)	42,950	4,535,520
Heritage-Crystal Clean, Inc.(b)	17,897	514,002
Herman Miller, Inc.(c)	88,951	3,691,466
Hill International, Inc.(b)	120,622	324,473
Hillenbrand, Inc.	73,964	3,630,893
HNI Corp.	66,601	2,819,886
Huron Consulting Group, Inc.(b)	25,933	1,458,991
Hyster-Yale Materials Handling, Inc.	17,216	1,391,914
IAA, Inc.(b)	44,272	2,780,724
ICF International, Inc.	20,237	1,842,781
IES Holdings, Inc.(b)	8,877	468,617
Infrastructure and Energy Alternatives, Inc.(b)(c)	19,372	255,323
Insperity, Inc.	37,294	3,264,717
Insteel Industries, Inc.	25,033	954,508
Interface, Inc.	135,727	1,742,735
JELD-WEN Holding, Inc.(b)	127,416	3,716,725
John Bean Technologies Corp.	16,250	2,362,425
Kadant, Inc.	6,708	1,194,225
Kaman Corp.	39,166	2,089,506
Kelly Services, Inc., Class A(b)	49,174	1,231,809
Kforce, Inc.	26,114	1,463,429
Kimball International, Inc., Class B	73,067	1,065,317
Knoll, Inc.	85,365	2,040,223
Korn Ferry	48,973	3,324,777
Kornit Digital Ltd. (Israel)(b)	3,667	358,486
Kratos Defense & Security Solutions, Inc.(b)	39,792	1,064,038
Lawson Products, Inc.(b)	4,075	213,652
LB Foster Co., Class A(b)	15,386	248,330
Limbach Holdings, Inc.(b)	21,411	235,949
Lindsay Corp.	5,565	922,566
LSI Industries, Inc.	39,007	320,638
Luxfer Holdings PLC (United Kingdom)	28,104	621,379
Lydall, Inc.(b)	31,093	1,145,777
Lyft, Inc., Class A(b)(c)	61,136	3,402,830
Manitowoc Co., Inc. (The)(b)	88,241	2,018,954
ManTech International Corp., Class A	28,433	2,426,757
Marten Transport Ltd.	70,226	1,174,179
Masonite International Corp.(b)	29,787	3,761,800
Matrix Service Co.(b)	90,390	1,194,052
Matson, Inc.	9,839	642,782
Matthews International Corp., Class A	46,882	1,939,977
Maxar Technologies, Inc.(c)	66,166	2,567,902
McGrath RentCorp	23,952	1,963,585
Mercury Systems, Inc.(b)	27,278	2,052,397
Mesa Air Group, Inc.(b)	104,906	1,181,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
Miller Industries, Inc.	18,128	$779,867
Mistras Group, Inc.(b)	54,111	602,255
Moog, Inc., Class A	38,951	3,371,209
MRC Global, Inc.(b)	148,338	1,397,344
MSA Safety, Inc.	16,057	2,581,323
Mueller Industries, Inc.	78,731	3,532,660
Mueller Water Products, Inc., Class A	150,485	2,160,965
MYR Group, Inc.(b)	30,623	2,385,532
National Presto Industries, Inc.	6,082	625,716
NN, Inc.(b)	46,080	336,384
Northwest Pipe Co.(b)	12,021	399,939
NOW, Inc.(b)	319,986	3,142,263
NV5 Global, Inc.(b)	6,253	563,583
Orion Group Holdings, Inc.(b)	99,536	536,499
PAE, Inc.(b)	33,657	301,903
PAM Transportation Services, Inc.(b)	3,158	182,911
Park Aerospace Corp.	34,461	464,879
Park-Ohio Holdings Corp.	10,576	384,015
Parsons Corp.(b)(c)	26,725	1,184,719
PGT Innovations, Inc.(b)	53,970	1,421,030
Powell Industries, Inc.	20,837	734,296
Preformed Line Products Co.	3,329	220,380
Primoris Services Corp.	82,774	2,703,399
Proto Labs, Inc.(b)	8,056	902,755
Quad/Graphics, Inc.(b)	85,251	306,904
Quanex Building Products Corp.	44,917	1,225,785
Radiant Logistics, Inc.(b)	71,442	477,233
Raven Industries, Inc.	22,806	926,380
RBC Bearings, Inc.(b)	12,190	2,431,052
Resources Connection, Inc.	78,778	1,111,558
REV Group, Inc.	70,864	1,292,559
Rollins, Inc.	67,860	2,529,821
RR Donnelley & Sons Co.(b)	261,247	1,131,200
Rush Enterprises, Inc., Class A	70,686	3,489,061
Rush Enterprises, Inc., Class B	11,460	501,833
Safe Bulkers, Inc. (Greece)(b)	88,765	318,666
Saia, Inc.(b)	14,012	3,285,814
Schneider National, Inc., Class B	97,584	2,364,460
Shyft Group, Inc. (The)	19,680	697,066
Simpson Manufacturing Co., Inc.	26,555	2,992,748
SiteOne Landscape Supply, Inc.(b)	16,176	2,901,651
SkyWest, Inc.(b)	26,405	1,311,272
SP Plus Corp.(b)	50,081	1,719,281
Spirit Airlines, Inc.(b)(c)	49,880	1,786,702
SPX Corp.(b)	27,784	1,685,377
SPX FLOW, Inc.	45,783	3,048,690
Standex International Corp.	13,006	1,233,229
Star Bulk Carriers Corp. (Greece)(b)	54,331	1,012,187
Steelcase, Inc., Class A	249,766	3,446,771
Sterling Construction Co., Inc.(b)	49,248	1,026,821
Sunrun, Inc.(b)(c)	17,403	852,747
Systemax, Inc.	18,082	772,463
Team, Inc.(b)	61,692	608,900
Tennant Co.	18,589	1,466,858
Tetra Tech, Inc.	21,918	2,797,394
Textainer Group Holdings Ltd. (China)(b)	72,383	1,854,452
Thermon Group Holdings, Inc.(b)	41,063	784,303
Titan International, Inc.(b)	120,884	1,304,338
Titan Machinery, Inc.(b)	48,658	1,270,460
TPI Composites, Inc.(b)(c)	16,848	895,471

	Shares	Value
Industrials-(continued)
Transcat, Inc.(b)	5,386	$269,300
Trex Co., Inc.(b)	16,366	1,767,364
TriMas Corp.(b)	46,905	1,493,455
TriNet Group, Inc.(b)	31,369	2,469,054
Triumph Group, Inc.(b)	146,936	2,486,157
TrueBlue, Inc.(b)	61,369	1,736,743
Tutor Perini Corp.(b)	104,309	1,679,375
UniFirst Corp.	11,027	2,472,143
Universal Logistics Holdings, Inc.	17,171	429,447
Upwork, Inc.(b)	6,741	310,490
US Ecology, Inc.(b)	45,355	1,925,773
US Xpress Enterprises, Inc., Class A(b)	77,572	794,337
USA Truck, Inc.(b)	13,017	200,071
Vectrus, Inc.(b)	24,539	1,284,617
Veritiv Corp.(b)	27,544	1,153,543
Vertiv Holdings Co.	56,567	1,284,071
Viad Corp.(b)	38,285	1,594,953
Vicor Corp.(b)	2,229	205,581
VSE Corp.	8,578	370,141
Wabash National Corp.	142,751	2,513,845
Watts Water Technologies, Inc., Class A	18,896	2,353,497
Welbilt, Inc.(b)	159,018	3,552,462
Willdan Group, Inc.(b)(c)	8,652	330,247
WillScot Mobile Mini Holdings Corp.(b)	48,498	1,419,536
Yellow Corp.(b)(c)	334,052	3,063,257

		362,116,690

Information Technology-12.51%
3D Systems Corp.(b)(c)	25,193	542,657
8x8, Inc.(b)	13,064	429,675
A10 Networks, Inc.(b)	23,574	204,622
ACI Worldwide, Inc.(b)	73,571	2,779,512
ADTRAN, Inc.	60,884	1,040,508
Advanced Energy Industries, Inc.	17,598	1,941,235
Alarm.com Holdings, Inc.(b)	6,685	600,046
Alpha & Omega Semiconductor Ltd.(b)	15,994	497,413
Altair Engineering, Inc., Class A(b)	7,047	458,055
Alteryx, Inc., Class A(b)(c)	4,620	377,685
Ambarella, Inc.(b)	6,088	593,519
American Software, Inc., Class A	20,801	430,373
Amkor Technology, Inc.(c)	156,017	3,154,664
Anaplan, Inc.(b)	5,291	315,608
Applied Optoelectronics, Inc.(b)(c)	51,026	378,103
Arlo Technologies, Inc.(b)	67,688	414,927
Aspen Technology, Inc.(b)	12,023	1,573,089
Atlassian Corp. PLC, Class A(b)	2,597	616,943
Autodesk, Inc.(b)	6,584	1,921,935
Avalara, Inc.(b)	3,970	562,589
Aviat Networks, Inc.(b)	6,820	221,036
Avid Technology, Inc.(b)	18,984	431,696
Axcelis Technologies, Inc.(b)	22,557	936,792
AXT, Inc.(b)(c)	20,043	197,624
Badger Meter, Inc.	9,635	899,813
Bel Fuse, Inc., Class B	15,622	311,346
Belden, Inc.	80,097	3,466,598
Benchmark Electronics, Inc.	58,234	1,748,185
Blackbaud, Inc.(b)	22,392	1,592,519
Blackline, Inc.(b)(c)	3,906	453,330
BM Technologies, Inc.(b)(e)	8,184	80,285
Bottomline Technologies (DE), Inc.(b)	17,606	854,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Information Technology-(continued)
Box, Inc., Class A(b)	21,312	$453,946
Brightcove, Inc.(b)	8,672	125,917
Brooks Automation, Inc.	23,465	2,377,708
CalAmp Corp.(b)	44,545	612,494
Calix, Inc.(b)	12,072	510,525
Cardtronics PLC, Class A(b)	52,064	2,022,166
Casa Systems, Inc.(b)	28,094	220,397
Cass Information Systems, Inc.	14,559	668,113
Ceragon Networks Ltd. (Israel)(b)	81,592	278,229
Cerence, Inc.(b)(c)	13,566	1,307,898
Ceridian HCM Holding, Inc.(b)	24,902	2,352,741
CEVA, Inc.(b)	5,318	294,830
ChannelAdvisor Corp.(b)	7,637	161,523
Cirrus Logic, Inc.(b)	42,380	3,153,496
Cloudera, Inc.(b)(c)	66,747	847,019
Cloudflare, Inc., Class A(b)(c)	3,958	335,401
CMC Materials, Inc.	12,473	2,287,922
Cognex Corp.	30,458	2,623,043
Cohu, Inc.(b)	17,456	698,415
CommVault Systems, Inc.(b)	13,187	916,628
Comtech Telecommunications Corp.	39,042	936,227
Conduent, Inc.(b)	574,540	3,906,872
Cornerstone OnDemand, Inc.(b)	9,534	422,023
Coupa Software, Inc.(b)	1,781	479,160
Crowdstrike Holdings, Inc., Class A(b)	2,826	589,249
CSG Systems International, Inc.	39,085	1,797,519
CTS Corp.	27,892	907,048
CyberArk Software Ltd.(b)	6,748	948,094
Daktronics, Inc.(b)	70,587	435,522
Datadog, Inc., Class A(b)	4,859	416,756
Diebold Nixdorf, Inc.(b)	200,318	3,006,773
Digi International, Inc.(b)	25,272	451,611
Diodes, Inc.(b)	28,912	2,220,731
DocuSign, Inc.(b)	3,987	888,862
Dolby Laboratories, Inc., Class A	30,422	3,086,920
Dropbox, Inc., Class A(b)(c)	44,911	1,154,213
DSP Group, Inc.(b)	14,956	207,739
Dynatrace, Inc.(b)	18,031	938,333
Eastman Kodak Co.(b)(c)	31,995	238,683
Ebix, Inc.(c)	36,876	1,110,336
Elastic N.V.(b)	2,966	357,759
EMCORE Corp.(b)	35,231	219,489
Enphase Energy, Inc.(b)	3,072	427,776
Entegris, Inc.	30,337	3,415,339
Envestnet, Inc.(b)	21,705	1,602,480
ePlus, Inc.(b)	22,812	2,289,412
Everbridge, Inc.(b)(c)	1,973	261,837
EVERTEC, Inc.	32,930	1,313,907
Evo Payments, Inc., Class A(b)	15,786	450,059
ExlService Holdings, Inc.(b)	21,898	2,022,937
Extreme Networks, Inc.(b)	77,296	879,629
Fabrinet (Thailand)(b)	26,937	2,306,346
Fair Isaac Corp.(b)	3,313	1,727,431
FARO Technologies, Inc.(b)	7,157	542,823
Fastly, Inc., Class A(b)(c)	3,453	220,543
FireEye, Inc.(b)	63,074	1,253,596
Five9, Inc.(b)	2,253	423,496
FormFactor, Inc.(b)	27,437	1,074,159
Fortinet, Inc.(b)	17,082	3,488,657
Globant S.A.(b)	5,179	1,186,923

	Shares	Value
Information Technology-(continued)
GreenSky, Inc., Class A(b)	54,873	$334,177
GTT Communications, Inc.(b)(c)	439,506	707,605
GTY Technology Holdings, Inc.(b)	44,994	229,469
Guidewire Software, Inc.(b)	17,707	1,868,266
Hackett Group, Inc. (The)	33,258	553,081
Harmonic, Inc.(b)	69,006	539,627
HubSpot, Inc.(b)	1,679	883,910
I3 Verticals, Inc., Class A(b)	6,740	223,903
Ichor Holdings Ltd.(b)	15,996	892,097
II-VI Incorporated(b)(c)	32,207	2,162,378
Infinera Corp.(b)(c)	94,335	869,769
Information Services Group, Inc.(b)	72,844	331,440
InterDigital, Inc.	37,095	2,575,135
International Money Express, Inc.(b)	13,195	208,217
Itron, Inc.(b)	32,817	2,951,561
Ituran Location and Control Ltd. (Israel)	15,268	333,606
Kimball Electronics, Inc.(b)	25,539	587,652
Knowles Corp.(b)	118,590	2,478,531
Kulicke & Soffa Industries, Inc. (Singapore)	31,846	1,810,445
KVH Industries, Inc.(b)	19,102	255,776
Lattice Semiconductor Corp.(b)	16,521	831,172
Limelight Networks, Inc.(b)(c)	82,886	259,433
Littelfuse, Inc.	11,506	3,051,851
LivePerson, Inc.(b)(c)	4,829	263,905
LiveRamp Holdings, Inc.(b)	21,703	1,063,013
Lumentum Holdings, Inc.(b)(c)	32,735	2,784,112
MACOM Technology Solutions Holdings, Inc.(b)	8,092	458,088
MagnaChip Semiconductor Corp. (South Korea)(b)	39,392	985,194
Manhattan Associates, Inc.(b)	10,927	1,499,622
Maxeon Solar Technologies Ltd.(b)	9,401	169,218
MaxLinear, Inc.(b)	20,860	750,751
Medallia, Inc.(b)(c)	8,115	239,311
Methode Electronics, Inc.	47,982	2,155,831
MicroStrategy, Inc., Class A(b)(c)	1,320	867,451
Mimecast Ltd.(b)	10,671	463,335
MoneyGram International, Inc.(b)	173,631	1,198,054
MongoDB, Inc.(b)(c)	534	158,844
Monolithic Power Systems, Inc.	5,204	1,880,622
NeoPhotonics Corp.(b)	37,804	353,845
Net 1 UEPS Technologies, Inc. (South Africa)(b)	140,432	790,632
NETGEAR, Inc.(b)	34,906	1,298,852
NetScout Systems, Inc.(b)	111,528	2,921,476
New Relic, Inc.(b)	9,545	613,744
nLight, Inc.(b)	7,943	233,048
Novanta, Inc.(b)	8,323	1,096,222
Nutanix, Inc., Class A(b)	24,421	660,344
NVE Corp.	3,842	294,028
Okta, Inc.(b)(c)	2,090	563,673
OneSpan, Inc.(b)	18,443	494,457
Onto Innovation, Inc.(b)	25,129	1,721,839
OSI Systems, Inc.(b)	19,539	1,886,881
PagerDuty, Inc.(b)(c)	7,349	312,039
Pagseguro Digital Ltd., Class A (Brazil)(b)(c)	35,142	1,607,395
Palo Alto Networks, Inc.(b)	7,930	2,802,383
PAR Technology Corp.(b)(c)	2,496	205,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Information Technology-(continued)
Paycom Software, Inc.(b)	3,615	$1,389,642
Paylocity Holding Corp.(b)	2,573	497,207
PC Connection, Inc.	21,037	954,028
PDF Solutions, Inc.(b)	13,800	244,674
Pegasystems, Inc.	4,020	510,299
Perficient, Inc.(b)(c)	17,752	1,164,709
PFSweb, Inc.(b)	33,998	248,185
Photronics, Inc.(b)	135,717	1,723,606
Ping Identity Holding Corp.(b)(c)	14,976	363,617
Plantronics, Inc.(b)	22,795	911,572
Power Integrations, Inc.	15,651	1,296,059
Progress Software Corp.	24,064	1,050,634
Proofpoint, Inc.(b)	7,729	1,330,238
PROS Holdings, Inc.(b)(c)	5,822	250,230
PTC, Inc.(b)	17,607	2,305,461
Pure Storage, Inc., Class A(b)	57,132	1,155,209
Q2 Holdings, Inc.(b)	3,736	388,619
QAD, Inc., Class A	3,529	249,465
Qualys, Inc.(b)(c)	7,755	786,047
Quantum Corp.(b)	33,179	282,685
Radware Ltd. (Israel)(b)	21,148	586,011
Rambus, Inc.(b)	64,835	1,230,568
Rapid7, Inc.(b)(c)	3,116	253,175
Repay Holdings Corp.(b)(c)	10,716	244,861
Ribbon Communications, Inc.(b)	42,812	288,981
RingCentral, Inc., Class A(b)	2,624	836,925
Rogers Corp.(b)	11,852	2,321,096
SailPoint Technologies Holding, Inc.(b)(c)	10,817	528,194
ScanSource, Inc.(b)	28,239	853,665
Semtech Corp.(b)	21,487	1,455,529
Shift4 Payments, Inc., Class A(b)	2,547	251,873
Silicom Ltd. (Israel)(b)	5,609	240,009
Silicon Laboratories, Inc.(b)	13,812	1,946,801
Slack Technologies, Inc., Class A(b)	15,118	641,003
SMART Global Holdings, Inc.(b)(c)	17,262	796,641
Smartsheet, Inc., Class A(b)	6,035	357,876
SolarEdge Technologies, Inc.(b)	6,490	1,710,375
SolarWinds Corp.(b)(c)	42,242	712,200
Splunk, Inc.(b)	19,881	2,513,356
SPS Commerce, Inc.(b)	6,206	635,743
Square, Inc., Class A(b)	11,792	2,886,917
StarTek, Inc.(b)	25,825	209,957
StoneCo Ltd., Class A (Brazil)(b)	19,827	1,281,617
Stratasys Ltd.(b)	40,260	902,227
SunPower Corp.(b)(c)	13,205	339,236
Super Micro Computer, Inc.(b)	99,370	3,678,677
SVMK, Inc.(b)	20,803	374,246
Switch, Inc., Class A(c)	16,860	313,090
Sykes Enterprises, Inc.(b)	56,436	2,473,590
Synaptics, Inc.(b)(c)	20,447	2,859,922
Synchronoss Technologies, Inc.(b)	64,938	216,893
Tenable Holdings, Inc.(b)	4,541	170,265
Teradata Corp.(b)(c)	63,411	3,136,942
Trade Desk, Inc. (The), Class A(b)	1,561	1,138,453
TTEC Holdings, Inc.	8,629	877,828
Tucows, Inc., Class A(b)(c)	5,082	399,496
Turtle Beach Corp.(b)	6,229	173,104
Tyler Technologies, Inc.(b)	6,978	2,964,673
Ubiquiti, Inc.	766	218,563
Ultra Clean Holdings, Inc.(b)(c)	28,169	1,438,591

	Shares	Value
Information Technology-(continued)
Unisys Corp.(b)	130,123	$3,122,952
Universal Display Corp.	5,806	1,298,744
Upland Software, Inc.(b)	6,200	307,272
Varonis Systems, Inc.(b)	3,815	202,004
Veeco Instruments, Inc.(b)(c)	32,750	753,578
Verint Systems, Inc.(b)(c)	59,998	2,914,103
VeriSign, Inc.(b)	16,968	3,712,089
Verra Mobility Corp.(b)	67,866	912,119
Viavi Solutions, Inc.(b)	104,281	1,706,037
Vishay Precision Group, Inc.(b)	16,445	524,267
Wix.com Ltd. (Israel)(b)	1,483	471,416
Workday, Inc., Class A(b)	11,828	2,921,516
Workiva, Inc.(b)	1,797	168,918
Xperi Holding Corp.	78,473	1,612,620
Yext, Inc.(b)(c)	15,256	212,821
Zendesk, Inc.(b)(c)	5,432	793,887
Zix Corp.(b)(c)	26,436	208,448
Zoom Video Communications, Inc., Class A(b)	1,671	534,001
Zscaler, Inc.(b)	1,100	206,404
Zuora, Inc., Class A(b)(c)	15,582	252,428

		244,012,319

Materials-5.47%
Advanced Emissions Solutions, Inc.(b)	29,831	140,206
AdvanSix, Inc.(b)	39,243	1,141,186
Alpha Metallurgical Resources, Inc.(b)	36,370	439,713
American Vanguard Corp.	33,597	664,549
Balchem Corp.	13,609	1,730,929
Caledonia Mining Corp. PLC (South Africa)(c)	14,888	207,092
Century Aluminum Co.(b)(c)	85,298	1,335,767
Chase Corp.	5,121	606,531
Clearwater Paper Corp.(b)	46,322	1,549,934
Cleveland-Cliffs, Inc.(c)	193,880	3,462,697
Coeur Mining, Inc.(b)(c)	125,484	1,013,911
Eagle Materials, Inc.(b)	22,736	3,140,751
Ferro Corp.(b)	97,816	1,629,615
Ferroglobe PLC(b)	182,165	746,877
Flotek Industries, Inc.(b)	104,399	158,686
Forterra, Inc.(b)	33,374	782,954
FutureFuel Corp.	46,542	591,083
GCP Applied Technologies, Inc.(b)	56,768	1,458,370
Glatfelter Corp.	60,864	895,918
Gold Resource Corp.	97,133	261,288
Greif, Inc., Class A	68,226	4,128,355
Hawkins, Inc.	23,229	774,687
Haynes International, Inc.	26,039	761,380
Hecla Mining Co.(c)	319,346	1,887,335
Ingevity Corp.(b)	36,362	2,839,145
Innospec, Inc.	24,396	2,376,414
Intrepid Potash, Inc.(b)	12,834	412,741
Kaiser Aluminum Corp.	19,593	2,360,369
Koppers Holdings, Inc.(b)	53,975	1,794,129
Kraton Corp.(b)	77,863	2,784,381
Kronos Worldwide, Inc.	48,327	821,559
Livent Corp.(b)(c)	66,790	1,203,556
LSB Industries, Inc.(b)	68,111	407,985
Materion Corp.	23,189	1,642,013
McEwen Mining, Inc. (Canada)(b)	361,525	433,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Materials-(continued)
Mercer International, Inc. (Germany)	78,308	$1,291,299
Mesabi Trust	7,700	272,734
Minerals Technologies, Inc.	45,673	3,568,888
Myers Industries, Inc.	43,380	978,653
Neenah, Inc.	30,678	1,631,149
NewMarket Corp.	7,436	2,577,243
Olympic Steel, Inc.	12,169	353,509
Orion Engineered Carbons S.A. (Germany)	124,200	2,466,612
PQ Group Holdings, Inc.	70,370	985,180
Quaker Chemical Corp.	5,324	1,290,271
Ranpak Holdings Corp.(b)	13,843	266,201
Rayonier Advanced Materials, Inc.(b)	173,456	1,576,715
Resolute Forest Products, Inc.(b)	106,954	1,446,018
Royal Gold, Inc.	33,660	3,765,208
Ryerson Holding Corp.(b)	55,882	887,406
Schnitzer Steel Industries, Inc., Class A	58,677	2,770,141
Schweitzer-Mauduit International, Inc., Class A	54,778	2,501,711
Sensient Technologies Corp.	41,217	3,389,686
Southern Copper Corp. (Peru)	40,782	2,830,679
Stepan Co.	23,278	3,041,503
SunCoke Energy, Inc.	239,856	1,619,028
TimkenSteel Corp.(b)(c)	100,119	1,203,430
Tredegar Corp.	68,505	1,001,543
Tronox Holdings PLC, Class A	105,080	2,227,696
UFP Technologies, Inc.(b)	7,428	371,846
United States Lime & Minerals, Inc	1,392	192,347
Universal Stainless & Alloy Products, Inc.(b)	18,035	164,840
US Concrete, Inc.(b)(c)	39,774	2,522,069
Valvoline, Inc.	140,562	4,413,647
Venator Materials PLC(b)(c)	150,336	696,056
Verso Corp., Class A	101,972	1,574,448
W.R. Grace & Co.	49,848	3,426,053
Worthington Industries, Inc.	42,675	2,784,971

		106,674,716

Real Estate-7.12%
Acadia Realty Trust	160,920	3,361,619
Agree Realty Corp.	30,294	2,131,486
Alexander & Baldwin, Inc.	109,802	2,012,671
Alexander’s, Inc.	3,040	842,810
Altisource Portfolio Solutions S.A.(b)	18,512	116,626
American Assets Trust, Inc.	73,819	2,587,356
American Finance Trust, Inc.	182,141	1,823,231
Americold Realty Trust	89,994	3,634,858
Apartment Investment & Management Co.	210,265	1,459,239
Armada Hoffler Properties, Inc.	80,052	1,091,109
Ashford Hospitality Trust, Inc.(b)(c)	185,504	508,281
Bluerock Residential Growth REIT, Inc.(c)	60,575	574,251
Braemar Hotels & Resorts, Inc.(b)(c)	99,275	650,251
Broadstone Net Lease, Inc.	30,484	615,167
BRT Apartments Corp.	11,725	220,782
CareTrust REIT, Inc.	75,029	1,814,201
CatchMark Timber Trust, Inc., Class A	63,924	743,436
Cedar Realty Trust, Inc.	29,394	465,895
Centerspace	19,844	1,396,819
Chatham Lodging Trust(b)	99,600	1,381,452

	Shares	Value
Real Estate-(continued)
City Office REIT, Inc.	95,390	$1,042,613
Community Healthcare Trust, Inc.	11,283	574,530
CorEnergy Infrastructure Trust, Inc.(c)	118,557	718,455
CorePoint Lodging, Inc.(b)	39,398	393,586
CoreSite Realty Corp.	22,719	2,760,131
CTO Realty Growth, Inc.(c)	7,494	397,182
Cushman & Wakefield PLC(b)(c)	210,048	3,570,816
Diversified Healthcare Trust	440,721	1,945,783
Easterly Government Properties, Inc.	86,129	1,845,745
EastGroup Properties, Inc.	21,884	3,472,115
Empire State Realty Trust, Inc., Class A(c)	284,326	3,238,473
Essential Properties Realty Trust, Inc.	69,783	1,827,617
Farmland Partners, Inc.(c)	34,084	454,340
Forestar Group, Inc.(b)	21,973	556,796
Four Corners Property Trust, Inc.	52,839	1,525,462
Franklin Street Properties Corp.	138,053	728,920
FRP Holdings, Inc.(b)	6,536	331,767
Getty Realty Corp.	40,778	1,287,769
Gladstone Commercial Corp.	41,687	877,095
Gladstone Land Corp.	15,009	315,039
Global Medical REIT, Inc.(c)	35,152	504,783
Global Net Lease, Inc.	156,237	2,999,750
Hersha Hospitality Trust(b)	112,144	1,296,385
Independence Realty Trust, Inc.	121,279	2,042,338
Industrial Logistics Properties Trust	98,058	2,431,838
Innovative Industrial Properties, Inc.(c)	2,211	404,900
iStar, Inc.(c)	81,526	1,509,046
Kennedy-Wilson Holdings, Inc.	164,158	3,373,447
Kite Realty Group Trust	142,371	2,962,741
LTC Properties, Inc.(c)	44,358	1,886,546
Mack-Cali Realty Corp.	207,388	3,392,868
Marcus & Millichap, Inc.(b)	24,160	853,331
Monmouth Real Estate Investment Corp.	75,936	1,403,297
National Health Investors, Inc.	45,393	3,332,300
National Storage Affiliates Trust	31,656	1,438,449
New Senior Investment Group, Inc.	154,145	1,020,440
Newmark Group, Inc., Class A	143,930	1,547,248
NexPoint Residential Trust, Inc.	21,149	1,060,834
Office Properties Income Trust	73,147	2,029,829
One Liberty Properties, Inc.	24,431	607,599
Pennsylvania REIT(c)	769,948	1,462,901
Plymouth Industrial REIT, Inc.	14,484	269,982
PotlatchDeltic Corp.	60,545	3,593,951
Preferred Apartment Communities, Inc., Class A	154,100	1,571,820
PS Business Parks, Inc.	16,472	2,674,559
QTS Realty Trust, Inc., Class A(c)	40,309	2,680,145
RE/MAX Holdings, Inc., Class A	16,109	591,684
Redfin Corp.(b)(c)	7,024	497,159
Retail Opportunity Investments Corp.	177,198	3,118,685
Retail Value, Inc.	39,283	731,842
Rexford Industrial Realty, Inc.	59,560	3,308,558
RMR Group, Inc. (The), Class A	15,704	621,564
RPT Realty	163,682	2,080,398
Safehold, Inc.(c)	4,695	331,983
Saul Centers, Inc.	19,717	851,380
Seritage Growth Properties, Class A, (Acquired 02/10/2017 - 03/19/2021; Cost $2,242,476)(b)(c)(d)	75,770	1,303,244
St. Joe Co. (The)	7,408	339,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

	Shares	Value
Real Estate-(continued)
Summit Hotel Properties, Inc.(b)	266,868	$2,714,048
Tanger Factory Outlet Centers, Inc.	231,781	4,044,578
Tejon Ranch Co.(b)	22,595	357,453
Terreno Realty Corp.	37,225	2,401,757
UMH Properties, Inc.	39,919	859,456
Universal Health Realty Income Trust	10,148	679,409
Urban Edge Properties	194,315	3,662,838
Urstadt Biddle Properties, Inc.(c)	4,764	68,935
Urstadt Biddle Properties, Inc., Class A	58,294	1,059,202
Washington Prime Group, Inc.(c)	487,457	1,199,144
Washington REIT	146,960	3,412,411
Whitestone REIT	93,126	909,841

		138,791,882

Utilities-1.44%
American States Water Co.	25,200	1,995,588
Artesian Resources Corp., Class A	8,605	348,072
Atlantica Sustainable Infrastructure PLC (Spain)	87,941	3,390,126
California Water Service Group	40,740	2,393,475
Chesapeake Utilities Corp.	15,332	1,817,149
Clearway Energy, Inc., Class A	34,806	925,143
Clearway Energy, Inc., Class C	84,920	2,436,355
Consolidated Water Co. Ltd. (Cayman Islands)(c)	21,302	250,725
MGE Energy, Inc.	33,764	2,525,885
Middlesex Water Co.	10,143	831,929
Northwest Natural Holding Co.	56,846	3,065,136
Ormat Technologies, Inc.(c)	20,058	1,452,199

	Shares	Value
Utilities-(continued)
Otter Tail Corp.	48,992	$2,313,892
SJW Group	24,585	1,611,547
Spark Energy, Inc., Class A(c)	29,671	313,919
Sunnova Energy International, Inc.(b)(c)	10,961	387,142
Unitil Corp.	26,700	1,538,721
York Water Co. (The)	8,478	437,804

		28,034,807

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $1,580,440,751)		1,946,940,199

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.82%
Invesco Private Government Fund, 0.01%(g)(h)(i)	89,270,144	89,270,144
Invesco Private Prime Fund, 0.11%(g)(h)(i)	141,083,612	141,140,047

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $230,410,189)		230,410,191

TOTAL INVESTMENTS IN SECURITIES-111.68% (Cost $1,810,850,940)		2,177,350,390
OTHER ASSETS LESS LIABILITIES-(11.68)%		(227,781,657)

NET ASSETS-100.00%		$1,949,568,733

Investment Abbreviations:

REIT-Real Estate Investment Trust

Wts. -Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Restricted security. The aggregate value of these securities at April 30, 2021 was $7,975,884, which represented less than 1% of the Fund’s Net Assets.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2021 represented less than 1% of the Fund’s Net Assets.

(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$38,810,435	$(38,810,435)	$-	$-	$-	$259
Invesco Premier U.S. Government Money Portfolio, Institutional Class	533,547	16,937,709	(17,471,256)	-	-	-	376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2021

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$82,213,293	$304,738,610	$(297,681,759)	$-	$-	$89,270,144	$15,660	*
Invesco Private Prime Fund	-	316,921,663	(175,790,082)	2	8,464	141,140,047	43,631	*

Total	$82,746,840	$677,408,417	$(529,753,532)	$2	$8,464	$230,410,191	$59,926

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Assets and Liabilities

April 30, 2021

			Invesco FTSE RAFI
	Invesco Dynamic	Invesco FTSE RAFI	US 1500 Small-Mid
	Market ETF (PWC)	US 1000 ETF (PRF)	ETF (PRFZ)
Assets:
Unaffiliated investments in securities, at value(a)	$135,718,207	$5,101,283,286	$1,946,940,199
Affiliated investments in securities, at value	11,300,920	136,885,821	230,410,191
Cash	-	4,325	-
Receivable for:
Dividends	124,890	5,619,663	552,904
Securities lending	686	7,997	61,207
Investments sold	-	692,706	4,883,486
Foreign tax reclaims	-	-	347,263
Other assets	65,155	-	-

Total assets	147,209,858	5,244,493,798	2,183,195,250

Liabilities:
Due to custodian	-	-	1,345,543
Payable for:
Collateral upon return of securities loaned	11,194,910	129,187,820	230,410,189
Fund shares repurchased	-	9,183	-
Accrued advisory fees	50,512	1,168,931	478,854
Accrued trustees’ and officer’s fees	86,685	414,161	159,318
Accrued expenses	67,870	3,044,783	1,232,613

Total liabilities	11,399,977	133,824,878	233,626,517

Net Assets	$135,809,881	$5,110,668,920	$1,949,568,733

Net assets consist of:
Shares of beneficial interest	$268,481,146	$4,204,139,698	$1,940,100,974
Distributable earnings (loss)	(132,671,265)	906,529,222	9,467,759

Net Assets	$135,809,881	$5,110,668,920	$1,949,568,733

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,110,000	32,410,000	10,790,000
Net asset value	$122.35	$157.69	$180.68

Market price	$122.40	$157.68	$180.64

Unaffiliated investments in securities, at cost	$123,039,741	$3,858,737,578	$1,580,440,751

Affiliated investments in securities, at cost	$11,300,920	$137,350,034	$230,410,189

(a) Includes securities on loan with an aggregate value of:	$10,840,993	$125,165,301	$219,721,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statements of Operations

For the year ended April 30, 2021

			Invesco FTSE RAFI
	Invesco Dynamic	Invesco FTSE RAFI	US 1500 Small-Mid
	Market ETF (PWC)	US 1000 ETF (PRF)	ETF (PRFZ)
Investment income:
Unaffiliated dividend income	$1,673,692	$96,941,900	$18,537,509
Affiliated dividend income	46	107,215	635
Securities lending income	17,348	1,787,934	2,154,963
Foreign withholding tax	(2,379)	(16,754)	(13,849)

Total investment income	1,688,707	98,820,295	20,679,258

Expenses:
Advisory fees	628,514	12,321,498	4,775,040
Sub-licensing fees	37,649	3,820,784	1,480,613
Accounting & administration fees	20,666	320,075	126,195
Custodian & transfer agent fees	7,862	41,888	15,316
Trustees’ and officer’s fees	40,915	205,883	82,562
Other expenses	45,763	253,640	124,564

Total expenses	781,369	16,963,768	6,604,290

Less: Waivers	(31,021)	(394,776)	(183,358)

Net expenses	750,348	16,568,992	6,420,932

Net investment income	938,359	82,251,303	14,258,326

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(121,643)	(94,994,557)	(56,910,186)
Affiliated investment securities	391	(254,272)	8,464
Unaffiliated in-kind redemptions	22,997,119	627,884,157	381,082,800
Affiliated in-kind redemptions	-	(260,535)	-

Net realized gain	22,875,867	532,374,793	324,181,078

Change in net unrealized appreciation of:
Unaffiliated investment securities	27,105,440	1,247,226,262	599,967,077
Affiliated investment securities	-	3,589,739	2

Change in net unrealized appreciation	27,105,440	1,250,816,001	599,967,079

Net realized and unrealized gain	49,981,307	1,783,190,794	924,148,157

Net increase in net assets resulting from operations	$50,919,666	$1,865,442,097	$938,406,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Changes in Net Assets

For the years ended April 30, 2021 and 2020

	Invesco Dynamic		Invesco FTSE RAFI US
	Market ETF (PWC)		1000 ETF (PRF)
	2021	2020	2021	2020
Operations:
Net investment income	$938,359	$1,730,127	$82,251,303	$116,541,507
Net realized gain (loss)	22,875,867	(5,304,625)	532,374,793	226,927,154
Change in net unrealized appreciation (depreciation)	27,105,440	(18,292,376)	1,250,816,001	(836,905,216)

Net increase (decrease) in net assets resulting from operations	50,919,666	(21,866,874)	1,865,442,097	(493,436,555)

Distributions to Shareholders from:
Distributable earnings	(1,144,504)	(1,693,871)	(86,948,468)	(126,601,415)

Shareholder Transactions:
Proceeds from shares sold	160,695,694	149,408,430	780,945,257	275,325,551
Value of shares repurchased	(190,492,143)	(167,991,269)	(1,459,349,596)	(1,234,732,502)

Net increase (decrease) in net assets resulting from share transactions	(29,796,449)	(18,582,839)	(678,404,339)	(959,406,951)

Net increase (decrease) in net assets	19,978,713	(42,143,584)	1,100,089,290	(1,579,444,921)

Net assets:
Beginning of year	115,831,168	157,974,752	4,010,579,630	5,590,024,551

End of year	$135,809,881	$115,831,168	$5,110,668,920	$4,010,579,630

Changes in Shares Outstanding:
Shares sold	1,580,000	1,550,000	5,350,000	2,500,000
Shares repurchased	(1,870,000)	(1,750,000)	(11,440,000)	(11,450,000)
Shares outstanding, beginning of year	1,400,000	1,600,000	38,500,000	47,450,000

Shares outstanding, end of year	1,110,000	1,400,000	32,410,000	38,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI US
1500 Small-Mid ETF (PRFZ)
2021	2020

$14,258,326	$22,254,290
324,181,078	(59,906,861)
599,967,079	(365,917,073)

938,406,483	(403,569,644)

(16,420,545)	(30,044,591)

494,184,246	225,949,782
(904,575,578)	(449,192,539)

(410,391,332)	(223,242,757)

511,594,606	(656,856,992)

1,437,974,127	2,094,831,119

$1,949,568,733	$1,437,974,127

3,040,000	2,200,000
(6,200,000)	(4,100,000)
13,950,000	15,850,000

10,790,000	13,950,000

41

Financial Highlights

Invesco Dynamic Market ETF (PWC)

	Years Ended April 30,
	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$82.74	$98.73	$96.96	$84.15		$71.56

Net investment income(a)	0.75	1.15	0.90	2.11	(b)	0.43
Net realized and unrealized gain (loss) on investments	39.76	(15.99)	1.99	12.64		12.98

Total from investment operations	40.51	(14.84)	2.89	14.75		13.41

Distributions to shareholders from:
Net investment income	(0.90)	(1.15)	(1.12)	(1.94)		(0.82)

Net asset value at end of year	$122.35	$82.74	$98.73	$96.96		$84.15

Market price at end of year(c)	$122.40	$81.40	$98.63	$96.98		$84.16

Net Asset Value Total Return(d)	49.27%	(15.04)%	3.00%	17.67%		18.88%
Market Price Total Return(d)	51.78%	(16.32)%	2.89%	17.68%		18.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$135,810	$115,831	$157,975	$155,134		$143,052
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.58%	0.59%	0.60%		0.60%
Expenses, prior to Waivers	0.62%	0.58%	0.59%	0.61%		0.61%
Net investment income	0.75%	1.22%	0.91%	2.30	%(b)	0.56%
Portfolio turnover rate(e)	321%	313%	240%	215%		231%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.10 and 1.19%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI US 1000 ETF (PRF)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$104.17	$117.81	$111.04	$102.66	$90.15

Net investment income(a)	2.43	2.60	2.40	2.18	1.86
Net realized and unrealized gain (loss) on investments	53.64	(13.40)	6.72	8.29	12.56

Total from investment operations	56.07	(10.80)	9.12	10.47	14.42

Distributions to shareholders from:
Net investment income	(2.55)	(2.84)	(2.35)	(2.09)	(1.91)

Net asset value at end of year	$157.69	$104.17	$117.81	$111.04	$102.66

Market price at end of year(b)	$157.68	$104.31	$117.82	$111.12	$102.67

Net Asset Value Total Return(c)	54.54%	(9.18)%	8.40%	10.26%	16.16%
Market Price Total Return(c)	54.32%	(9.06)%	8.32%	10.33%	16.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,110,669	$4,010,580	$5,590,025	$5,124,420	$4,897,087
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.39%	0.40%	0.41%	0.41%
Net investment income	1.94%	2.24%	2.13%	2.00%	1.93%
Portfolio turnover rate(d)	11%	8%	10%	9%	11%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$103.08	$132.17	$130.30	$117.87	$97.56

Net investment income(a)	1.18	1.48	1.76	1.44	1.30
Net realized and unrealized gain (loss) on investments	77.79	(28.58)	1.75	12.31	20.46

Total from investment operations	78.97	(27.10)	3.51	13.75	21.76

Distributions to shareholders from:
Net investment income	(1.37)	(1.99)	(1.64)	(1.32)	(1.45)

Net asset value at end of year	$180.68	$103.08	$132.17	$130.30	$117.87

Market price at end of year(b)	$180.64	$103.16	$132.22	$130.51	$117.82

Net Asset Value Total Return(c)	77.05%	(20.65)%	2.75%	11.73%	22.44%
Market Price Total Return(c)	76.88%	(20.62)%	2.60%	11.96%	22.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,949,569	$1,437,974	$2,094,831	$1,889,333	$1,632,527
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.40%	0.40%	0.41%	0.41%
Net investment income	0.87%	1.20%	1.33%	1.15%	1.20%
Portfolio turnover rate(d)	25%	21%	24%	26%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Market ETF (PWC)	“Dynamic Market ETF”
Invesco FTSE RAFI US 1000 ETF (PRF)	“FTSE RAFI US 1000 ETF”
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)	“FTSE RAFI US 1500 Small-Mid ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Dynamic Market ETF and FTSE RAFI US 1000 ETF are listed and traded on NYSE Arca, Inc., and Shares of FTSE RAFI US 1500 Small-Mid ETF are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Market ETF	Dynamic Market IntellidexSM Index
FTSE RAFI US 1000 ETF	FTSE RAFITM US 1000 Index
FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFITM US Mid Small 1500 Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same

44

securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

45

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, and as a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

46

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, Dynamic Market ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 ETF and the FTSE RAFI US 1500 Small-Mid ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2023. For Dynamic Market ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of the Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2023. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2023. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to

48

the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Market ETF	$31,021
FTSE RAFI US 1000 ETF	394,776
FTSE RAFI US 1500 Small-Mid ETF	183,358

For FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF, the fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For Dynamic Market ETF, the expenses borne by the Adviser are not subject to recapture.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2021 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/22	4/30/23	4/30/24
FTSE RAFI US 1000 ETF	$828,263	$272,188	$166,752	$389,323
FTSE RAFI US 1500 Small-Mid ETF	501,771	182,750	137,289	181,732

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Market ETF	ICE Data Indices, LLC
FTSE RAFI US 1000 ETF	FTSE International Limited and Research Affiliates LLC
FTSE RAFI US 1500 Small-Mid ETF	FTSE International Limited and Research Affiliates LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Market ETF	$70,307
FTSE RAFI US 1000 ETF	60,244
FTSE RAFI US 1500 Small-Mid ETF	29,525

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

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For the fiscal year ended April 30, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
Dynamic Market ETF	$20,885,902	$6,891,799	$(448,303)
FTSE RAFI US 1000 ETF	309,557	-	-
FTSE RAFI US 1500 Small-Mid ETF	99,867	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Dynamic Market ETF
Investments in Securities
Common Stocks & Other Equity Interests	$135,718,207	$-	$-	$135,718,207
Money Market Funds	106,010	11,194,910	-	11,300,920

Total Investments	$135,824,217	$11,194,910	$-	$147,019,127

FTSE RAFI US 1000 ETF
Investments in Securities
Common Stocks & Other Equity Interests	$5,106,351,133	$-	$-	$5,106,351,133
Money Market Funds	2,630,153	129,187,821	-	131,817,974

Total Investments	$5,108,981,286	$129,187,821	$-	$5,238,169,107

FTSE RAFI US 1500 Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,945,556,715	$-	$1,383,484	$1,946,940,199
Money Market Funds	-	230,410,191	-	230,410,191

Total Investments	$1,945,556,715	$230,410,191	$1,383,484	$2,177,350,390

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*
Dynamic Market ETF	$1,144,504	$1,693,871
FTSE RAFI US 1000 ETF	86,948,468	126,601,415
FTSE RAFI US 1500 Small-Mid ETF	16,420,545	30,044,591

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Dynamic Market ETF	$134,237	$(78,748)	$12,662,362	$(145,389,116)	$268,481,146	$135,809,881
FTSE RAFI US 1000 ETF	2,016,633	(351,035)	1,143,271,132	(238,407,508)	4,204,139,698	5,110,668,920
FTSE RAFI US 1500 Small-Mid ETF	-	(133,747)	311,403,082	(301,801,576)	1,940,100,974	1,949,568,733

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2021:

	No expiration
	Short-Term	Long-Term	Total*
Dynamic Market ETF	$142,946,681	$2,442,435	$145,389,116
FTSE RAFI US 1000 ETF	17,038,038	221,369,470	238,407,508
FTSE RAFI US 1500 Small-Mid ETF	55,872,632	245,928,944	301,801,576

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Market ETF	$426,308,434	$429,660,126
FTSE RAFI US 1000 ETF	472,060,350	472,030,432
FTSE RAFI US 1500 Small-Mid ETF	406,024,576	402,997,999

For the fiscal year ended April 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Market ETF	$160,525,844	$187,085,976
FTSE RAFI US 1000 ETF	771,488,300	1,449,150,309
FTSE RAFI US 1500 Small-Mid ETF	489,247,054	902,490,603

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of April 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Dynamic Market ETF	$15,443,403	$ (2,781,041)	$12,662,362	$134,356,765
FTSE RAFI US 1000 ETF	1,408,126,597	(264,855,465)	1,143,271,132	4,094,897,975
FTSE RAFI US 1500 Small-Mid ETF	455,339,340	(143,936,258)	311,403,082	1,865,947,308

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Market ETF	$ 7,394	$ (22,826,495)	$ 22,819,101
FTSE RAFI US 1000 ETF	4,079	(606,395,281)	606,391,202
FTSE RAFI US 1500 Small-Mid ETF	2,098,337	(366,008,002)	363,909,665

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021, and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Market ETF (PWC)
Actual	$1,000.00	$1,341.00	0.59%	$3.42
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco FTSE RAFI US 1000 ETF (PRF)
Actual	1,000.00	1,413.30	0.39	2.33
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Actual	1,000.00	1,518.60	0.39	2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Dynamic Market ETF	0%	100%	100%	0%	0%
Invesco FTSE RAFI US 1000 ETF	0%	100%	100%	0%	0%
Invesco FTSE RAFI US 1500 Small-Mid ETF	9%	90%	88%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of April 30, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	220	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	220	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	220	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	220	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992- 2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	220	Formerly, Treasurer (2018-2021), Finance Committee Member (2015- 2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009- 2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	220	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020)

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	220	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	220	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank-Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	220	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	220	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO; Vice President and Fund Administration, Invesco Advisers, Inc. (2020- Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel – 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster – 1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008- 2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

66

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2023, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF,

67

Approval of Investment Advisory Contracts–(continued)

Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds, except Invesco WilderHill Clean Energy ETF, were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X

68

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF	X	X	X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF	X		X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		N/A
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X

69

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF	X	X	X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF	X		X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF		X	X
Invesco WilderHill Clean Energy ETF		N/A	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

70

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

71

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2021

PBE	Invesco Dynamic Biotechnology & Genome ETF

PKB	Invesco Dynamic Building & Construction ETF

PXE	Invesco Dynamic Energy Exploration & Production ETF

PBJ	Invesco Dynamic Food & Beverage ETF

PEJ	Invesco Dynamic Leisure and Entertainment ETF

PBS	Invesco Dynamic Media ETF

PXQ	Invesco Dynamic Networking ETF

PXJ	Invesco Dynamic Oil & Gas Services ETF

PJP	Invesco Dynamic Pharmaceuticals ETF

PSI	Invesco Dynamic Semiconductors ETF

PSJ	Invesco Dynamic Software ETF

2

The Market Environment

Domestic Equity

As many businesses began to shut down in April 2020 due to coronavirus (COVID-19), US unemployment numbers continued to climb, as the economy ground to a halt. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in COVID-19 infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many US regions. In July, the US Federal Reserve (the Fed) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, second- quarter gross domestic product (GDP) fell by 31.4%,1 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since COVID-19 began, the recovery appeared to slow in the fourth quarter with employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.63%2 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April. US stocks had strong returns for the fiscal year, with the S&P 500 Index returning 45.98% for the year.3

[1]	Source: US Bureau of Economic Analysis
[2]	Source: Bloomberg L.P.
[3]	Source: Lipper Inc.

Global Equity

Despite the continuing global spread of COVID-19 at the beginning of the fiscal year, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout.

Building on progress made in the latter part of the second quarter, many countries were able to continue reducing COVID-19-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of 2020, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by COVID-19, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

At the end of the fiscal year, global equity markets were mixed with more cyclical markets lagging. We saw a pause in the value-lead equity rally; growth stocks outperformed value stocks in April. Overall, developed market equities and emerging market equities had strong returns for the fiscal year.

3

PBE	Management’s Discussion of Fund Performance
Invesco Dynamic Biotechnology & Genome ETF (PBE)

As an index fund, the Invesco Dynamic Biotechnology & Genome ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index which is composed of common stocks of U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, biopharmaceutical companies that actively participate in the research and development, animal testing and partial human testing phases of drug development, typically using biotechnological techniques that required the use of living organisms, cells and/or components of cells; outsourced services companies that utilize drug delivery technologies in the development of therapeutics for the biopharmaceutical industry or provide biopharmaceutical companies with novel biological targets and drug leads, and scientific products such as bio-analytical instruments, reagents, and chemicals. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 41.37%. On a net asset value (“NAV”) basis, the Fund returned 41.74%. During the same time period, the Index returned 42.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Biotech Index (the “Benchmark Index”) returned 7.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 26 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 95% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 5% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund.

Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection within the biotechnology sub-industry.

For the fiscal year ended April 30, 2021, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & service sub-industry, health care services sub-industry and pharmaceuticals sub-industry, respectively. The health care equipment sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Intellia Therapeutics, Inc., a biotechnology company (portfolio average weight of 2.38%), and Pacific Biosciences of California, Inc., a life sciences tools & services company (portfolio average weight of 1.74%). Positions that detracted most significantly from the Fund’s return during this period included Gilead Sciences, Inc., a biotechnology company (no longer held at fiscal year-end), and FibroGen, Inc., a biotechnology company (portfolio average weight of 1.74%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Biotechnology	74.39
Life Sciences Tools & Services	18.34
Pharmaceuticals	5.21
Health Care Services	2.12
Money Market Funds Plus Other Assets Less Liabilities	(0.06)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Bio-Techne Corp.	6.08
Alexion Pharmaceuticals, Inc.	5.70
Amgen, Inc.	5.47
Catalent, Inc.	5.21
Seagen, Inc.	4.98
QIAGEN N.V.	4.97
BioMarin Pharmaceutical, Inc.	4.95
Illumina, Inc.	4.58
Intellia Therapeutics, Inc.	3.79
Vericel Corp.	3.72
Total	49.45

*	Excluding money market fund holdings.

4

Invesco Dynamic Biotechnology & Genome ETF (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	42.63%	16.86%	59.58%	14.45%	96.34%	13.18%	244.83%	11.47%	459.09%
S&P Composite 1500® Biotech Index	7.39	9.94	32.87	8.12	47.77	17.25	391.10	13.27	620.95
Fund
NAV Return	41.74	16.23	57.04	14.12	93.52	12.84	234.72	11.08	429.00
Market Price Return	41.37	16.17	56.76	14.10	93.43	12.82	233.97	11.07	428.37

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PKB	Management’s Discussion of Fund Performance
Invesco Dynamic Building & Construction ETF (PKB)

As an index fund, the Invesco Dynamic Building & Construction ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. building and construction companies. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large- scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 99.54%. On a net asset value (“NAV”) basis, the Fund returned 99.81%. During the same time period, the Index returned 101.07%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned 103.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 13 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the homebuilding sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to the construction & engineering sub-industry and overweight allocation to the gas utilities sub-industry.

For the fiscal year ended April 30, 2021, the home building sub-industry contributed most significantly to the Fund’s return, followed by the construction materials and building products sub-industries, respectively. The gas materials sub-industry detracted most significantly from the Fund’s return, followed by the environmental & facilities services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included D.R. Horton, Inc., a homebuilding company (portfolio average weight of 5.01%) and GrowGeneration Corp., a home improvement retail company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Southwest Gas Holdings, Inc., a gas utilities company (portfolio average weight of 2.59%) and Lennox International, Inc., a building products company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Homebuilding	23.09
Construction Materials	16.80
Construction & Engineering	13.17
Building Products	12.98
Home Improvement Retail	10.94
Construction Machinery & Heavy Trucks	5.44
Home Furnishings	5.20
Specialty Stores	5.11
Sub-Industry Types Each Less Than 3%	7.29
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
D.R. Horton, Inc.	5.76
Home Depot, Inc. (The)	5.54
Lowe’s Cos., Inc.	5.40
Mohawk Industries, Inc.	5.20
Tractor Supply Co.	5.11
Trane Technologies PLC	4.98
Vulcan Materials Co.	4.62
Martin Marietta Materials, Inc.	4.58
Century Communities, Inc.	3.33
Tri Pointe Homes, Inc.	3.06
Total	47.58

*	Excluding money market fund holdings.

6

Invesco Dynamic Building & Construction ETF (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	101.07%	20.56%	75.24%	16.63%	115.78%	14.95%	302.65%	9.63%	316.20%
S&P Composite 1500® Construction & Engineering Index	103.91	19.30	69.77	15.78	108.02	7.90	113.87	9.10	286.20
Fund
NAV Return	99.81	19.77	71.83	15.87	108.88	14.12	274.63	8.78	268.93
Market Price Return	99.54	19.80	71.94	15.90	109.09	14.15	275.53	8.78	269.04

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PXE	Management’s Discussion of Fund Performance
Invesco Dynamic Energy Exploration & Production ETF (PXE)

As an index fund, the Invesco Dynamic Energy Exploration & Production ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies may include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 55.94%. On a net asset value (“NAV”) basis, the Fund returned 55.47%. During the same time period, the Index returned 56.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to due to fees and operating expenses, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned 52.62%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 23 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2021, the oil & gas exploration & production sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas refining & marketing sub-industry. The integrated oil & gas sub-industry was the only detractor from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Denbury Inc., an oil & gas exploration & production company (portfolio average weight of 2.05%) and Ovintiv, Inc., an oil & gas exploration & production company (portfolio average weight of 2.93%). Positions that detracted most significantly from the Fund’s return during this period included Comstock Resources, Inc., an oil & gas exploration & production company (portfolio average weight of 2.61%) and Occidental Petroleum Corp., an oil & gas refining & marketing company (portfolio average weight of 2.34%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Oil & Gas Exploration & Production	76.37
Oil & Gas Refining & Marketing	19.04
Integrated Oil & Gas	4.61
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Hess Corp.	5.41
EOG Resources, Inc.	5.07
Pioneer Natural Resources Co.	5.02
Marathon Petroleum Corp.	4.91
ConocoPhillips	4.69
Phillips 66	4.65
Occidental Petroleum Corp.	4.61
Valero Energy Corp.	4.60
Oasis Petroleum, Inc.	3.62
Matador Resources Co.	3.46
Total	46.04

*	Excluding money market fund holdings.

8

Invesco Dynamic Energy Exploration & Production ETF (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	56.09%	(11.79)%	(31.37)%	(4.19)%	(19.26)%	(2.85)%	(25.08)%	2.03%	36.67%
S&P Composite 1500® Oil & Gas Exploration & Production Index	52.62	(10.23)	(27.65)	(4.09)	(18.86)	(5.41)	(42.69)	0.49	7.94
Fund
NAV Return	55.47	(12.23)	(32.38)	(4.71)	(21.42)	(3.39)	(29.15)	1.45	25.11
Market Price Return	55.94	(12.24)	(32.41)	(4.67)	(21.25)	(3.36)	(28.95)	1.46	25.24

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.84% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PBJ	Management’s Discussion of Fund Performance
Invesco Dynamic Food & Beverage ETF (PBJ)

As an index fund, the Invesco Dynamic Food & Beverage ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations, such as tobacco growers and manufacturers or pet supplies stores, are specifically excluded from this universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 37.63%. On a net asset value (“NAV”) basis, the Fund returned 37.65%. During the same time period, the Index returned 38.22%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned 25.54%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 46 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food retail sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2021.

The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in and underweight allocation to the soft drink sub-industry.

For the fiscal year ended April 30, 2021, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the soft drink sub-industry. No sub-industry detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Darling Ingredients, Inc., an agricultural products company (portfolio average weight of 3.14%) and Chipotle Mexican Grill, Inc., a restaurants company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included TreeHouse Foods, Inc., a packaged foods & meats company (no longer held at fiscal year-end) and SpartanNash Co., a food distributors company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Packaged Foods & Meats	33.92
Soft Drinks	22.96
Agricultural Products	11.03
Distillers & Vintners	9.67
Food Retail	8.64
Fertilizers & Agricultural Chemicals	4.86
Food Distributors	3.46
Sub-Industry Types Each Less Than 3%	5.42
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Keurig Dr Pepper, Inc.	5.26
Monster Beverage Corp.	5.14
Mondelez International, Inc., Class A	5.09
Kraft Heinz Co. (The)	5.01
Constellation Brands, Inc., Class A	4.99
Coca-Cola Co. (The)	4.87
Corteva, Inc.	4.86
Brown-Forman Corp., Class B	4.68
United Natural Foods, Inc.	3.46
Sprouts Farmers Market, Inc.	3.08
Total	46.44

*	Excluding money market fund holdings.

10

Invesco Dynamic Food & Beverage ETF (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Food & Beverage IntellidexSM Index	38.22%	9.85%	32.56%	6.97%	40.04%	9.67%	151.71%	8.82%	281.91%
S&P Composite 1500® Food Beverage & Tobacco Index	25.54	11.06	36.98	6.76	38.69	10.88	180.99	11.20	437.85
Fund
NAV Return	37.65	9.29	30.52	6.35	36.05	8.99	136.52	8.13	245.16
Market Price Return	37.63	9.36	30.79	6.37	36.16	8.97	136.06	8.13	245.33

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PEJ	Management’s Discussion of Fund Performance
Invesco Dynamic Leisure and Entertainment ETF (PEJ)

As an index fund, the Invesco Dynamic Leisure and Entertainment ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses, as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 68.53%. On a net asset value (“NAV”) basis, the Fund returned 69.34%. During the same time period, the Index returned 70.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the S&P Composite 1500® Hotels Restaurants & Leisure Index (the “Benchmark Index”) returned 59.30%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the restaurants sub-industry and overweight allocation to the broadcasting sub-industry.

For the fiscal year ended April 30, 2021, the broadcasting sub-industry contributed most significantly to the Fund’s return, followed by the restaurants sub-industry. The cable & satellite sub-industry detracted most significantly from the Fund’s return, followed by the interactive media & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included ViacomCBS, Inc., a broadcasting company (portfolio average weight of 5.42%) and Penn National Gaming, Inc., a casino & gaming company (portfolio average weight of 2.28%). Positions that detracted most significantly from the Fund’s return during this period included MSG Networks, Inc., a cable & satellite company (no longer held at fiscal year-end) and MakeMyTrip Ltd., a hotels, resorts & cruise lines company (portfolio average weight of 0.45%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Movies & Entertainment	30.39
Hotels, Resorts & Cruise Lines	12.86
Broadcasting	12.85
Food Distributors	11.60
Casinos & Gaming	8.11
Restaurants	8.11
Internet & Direct Marketing Retail	7.10
Interactive Media & Services	6.45
Interactive Home Entertainment	2.55
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Booking Holdings, Inc.	5.52
Chipotle Mexican Grill, Inc.	5.39
Sysco Corp.	5.36
Walt Disney Co. (The)	4.96
Airbnb, Inc., Class A	4.83
DoorDash, Inc., Class A	4.37
Discovery, Inc., Class A	3.73
Eventbrite, Inc., Class A	3.44
AMC Entertainment Holdings, Inc., Class A	3.36
ViacomCBS, Inc., Class B	3.34
Total	44.30

*	Excluding money market fund holdings.

12

Invesco Dynamic Leisure and Entertainment ETF (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	70.31%	2.17%	6.64%	6.71%	38.36%	10.57%	173.13%	8.99%	291.39%
S&P Composite 1500® Hotels Restaurants & Leisure Index	59.30	15.45	53.90	16.55	115.09	15.38	318.20	13.09	603.09
Fund
NAV Return	69.34	1.52	4.63	5.98	33.70	9.77	154.03	8.30	254.01
Market Price Return	68.53	1.42	4.31	5.95	33.54	9.75	153.64	8.29	253.57

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund

13

PBS	Management’s Discussion of Fund Performance
Invesco Dynamic Media ETF (PBS)

As an index fund, the Invesco Dynamic Media ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. media companies. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet, as well as direct to home satellite services, traditional cable services, and advertising and related services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 87.53%. On a net asset value (“NAV”) basis, the Fund returned 87.47%. During the same time period, the Index returned 88.38%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned 52.99%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 22 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services sub-industry and most underweight in the cable & satellite sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the interactive media & services sub-industry.

For the fiscal year ended April 30, 2021, the interactive media & services sub-industry contributed most significantly to the Fund’s return, followed by the movies & entertainment and broadcasting sub-industries, respectively. The cable & satellite sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Spotify Technology SA, an entertainment company (no longer held at fiscal year-end) and Fiverr International Ltd., an internet & direct marketing retail company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included EverQuote, Inc., Class A, an interactive media & services company (no longer held at fiscal year-end) and Boston Omaha Corp., Class A, a media company (portfolio average weight of 0.35%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Interactive Media & Services	34.97
Broadcasting	26.00
Movies & Entertainment	13.41
Advertising	10.93
Publishing	9.32
Internet & Direct Marketing Retail	5.43
Money Market Funds Plus Other Assets Less Liabilities	(0.06)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Facebook, Inc., Class A	6.37
Alphabet, Inc., Class A	5.82
Match Group, Inc.	5.12
Netflix, Inc.	4.69
Zillow Group, Inc., Class C	4.26
Pinterest, Inc., Class A	4.19
Twitter, Inc.	3.70
Meredith Corp.	3.34
Interpublic Group of Cos., Inc. (The)	3.31
ViacomCBS, Inc., Class B	3.28
Total	44.08

*	Excluding money market fund holdings.

14

Invesco Dynamic Media ETF (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Media IntellidexSM Index	88.38%	22.64%	84.45%	16.90%	118.34%	14.19%	276.81%	9.49%	320.95%
S&P Composite 1500® Media Index	52.99	20.60	75.42	13.34	87.01	15.10	307.92	10.98	421.77
Fund
NAV Return	87.47	21.98	81.49	16.19	111.73	13.43	252.57	8.83	282.64
Market Price Return	87.53	21.92	81.23	16.18	111.66	13.42	252.30	8.83	282.36

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.66% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PXQ	Management’s Discussion of Fund Performance
Invesco Dynamic Networking ETF (PXQ)

As an index fund, the Invesco Dynamic Networking ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Networking IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. networking companies. These companies are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 48.90%. On a net asset value (“NAV”) basis, the Fund returned 48.59%. During the same time period, the Index returned 49.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned 26.13%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 19 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the communications equipment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the systems software sub-industry.

For the fiscal year ended April 30, 2021, the systems software sub-industry contributed most significantly to the Fund’s return followed by the communications equipment and semiconductors sub-industries, respectively. No sub-industry detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included CrowdStrike Holdings, Inc., Class A, a systems software company (portfolio average weight of 4.19%) and Qualcomm, Inc., a semiconductors company (portfolio average weight of 5.15%). Positions that detracted most significantly from the Fund’s return during this period included Infinera Corporation, a communications equipment company (no longer held at fiscal year-end) and SailPoint Technologies Holdings, Inc., a systems software company (portfolio average weight of 0.41%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Systems Software	31.77
Communications Equipment	29.80
Semiconductors	11.71
Electronic Components	7.56
Application Software	5.52
Technology Hardware, Storage & Peripherals	5.40
Internet Services & Infrastructure	5.23
Consumer Electronics	3.00
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Marvell Technology, Inc.	6.62
Cisco Systems, Inc.	5.56
Apple, Inc.	5.40
Amphenol Corp., Class A	5.35
Okta, Inc.	5.23
QUALCOMM, Inc.	5.09
Crowdstrike Holdings, Inc., Class A	4.97
Palo Alto Networks, Inc.	4.88
Fortinet, Inc.	3.30
McAfee Corp., Class A	3.18
Total	49.58

*	Excluding money market fund holdings.

16

Invesco Dynamic Networking ETF (PXQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Networking IntellidexSM Index	49.43%	20.91%	76.78%	21.79%	167.91%	12.40%	221.98%	12.58%	554.23%
S&P Composite 1500® Communications Equipment Index	26.13	8.72	28.52	15.97	109.77	10.43	169.79	7.35	207.65
Fund
NAV Return	48.59	20.22	73.77	21.22	161.75	11.78	204.52	11.93	496.82
Market Price Return	48.90	20.24	73.83	21.24	161.93	11.79	204.73	11.93	497.22

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

PXJ	Management’s Discussion of Fund Performance
Invesco Dynamic Oil & Gas Services ETF (PXJ)

As an index fund, the Invesco Dynamic Oil & Gas Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies that assist in the production, processing and distribution of oil and gas. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 43.19%. On a net asset value (“NAV”) basis, the Fund returned 43.34%. During the same time period, the Index returned 44.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the daily compounding of fees during a time period of high returns, operating expenses incurred during the period, and differences in the treatment of corporate actions.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned 59.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 19 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas storage & transportation sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the oil & gas storage & transportation sub-industry, as well as the Fund’s stock selection in and relative underweight allocation to the oil & gas equipment & services sub-industry.

For the fiscal year ended April 30, 2021, the oil & gas equipment & services sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas drilling sub-industry. The oil & gas storage & transportation sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included ChampionX Corp., an oil & gas equipment & services company (portfolio average weight of 6.24%) and Baker Hughes Co., Class A, an oil & gas equipment & services company (portfolio average weight of 6.81%). Positions that detracted most significantly from the Fund’s return during this period included Scorpio Tankers, Inc., an oil & gas storage & transportation company (no longer held at fiscal year-end) and Frontline Ltd., an oil & gas storage & transportation company (portfolio average weight 5.60%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Oil & Gas Equipment & Services	69.74
Oil & Gas Drilling	18.75
Oil & Gas Storage & Transportation	4.51
Money Market Funds Plus Other Assets Less Liabilities	7.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
ChampionX Corp.	7.89
NOV, Inc.	7.50
Schlumberger Ltd.	7.38
Transocean Ltd.	7.10
Halliburton Co.	6.92
Helmerich & Payne, Inc.	6.88
Cactus, Inc., Class A	4.80
Archrock, Inc.	4.79
Patterson-UTI Energy, Inc.	4.77
Baker Hughes Co., Class A	4.53
Total	62.56

*	Excluding money market fund holdings.

18

Invesco Dynamic Oil & Gas Services ETF (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	44.92%	(27.67)%	(62.16)%	(21.78)%	(70.73)%	(16.92)%	(84.34)%	(8.26)%	(73.77)%
S&P Composite 1500® Energy Equipment & Services Index	59.93	(26.12)	(59.68)	(16.57)	(59.59)	(11.45)	(70.34)	(3.74)	(44.63)
Fund
NAV Return	43.34	(28.26)	(63.07)	(22.34)	(71.75)	(17.50)	(85.39)	(8.85)	(76.24)
Market Price Return	43.19	(28.18)	(62.95)	(22.28)	(71.64)	(17.47)	(85.34)	(8.83)	(76.17)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.05% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

PJP	Management’s Discussion of Fund Performance
Invesco Dynamic Pharmaceuticals ETF (PJP)

As an index fund, the Invesco Dynamic Pharmaceuticals ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of

U.S. pharmaceuticals companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. In accordance with the Index methodology, the various types of companies may include companies from the following segments of the pharmaceutical industry:

- Big Pharmaceutical: Large, vertically integrated drug companies that actively participate in all major phases of the drug development process, including research and development, animal and human testing, manufacturing and sales and marketing.

- Specialty Pharmaceutical: Midsize, often vertically integrated drug companies specializing in one or two therapeutic areas using both traditional chemical techniques and biotechnological techniques (involving living organisms, cells, and/or components of cells) to develop drugs.

- Generic Pharmaceutical: Generally midsize to small non-vertically integrated drug companies that actively participate only in the manufacturing and sometimes sales and marketing of patent- expired drugs.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 26.10%. On a net asset value (“NAV”) basis, the Fund returned 25.89%. During the same time period, the Index returned 26.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned 10.47%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 23 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology,

whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the biotechnology sub-industry followed by its stock selection in the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2021, the biotechnology sub-industry was the primary contributing sub-industry followed by the pharmaceuticals sub-industry. No sub-industry detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included, Horizon Therapeutics PLC, a biotechnology company (portfolio average weight of 3.09%) and Corcept Therapeutics Inc., a pharmaceuticals company (portfolio average weight of 3.19%). Positions that detracted most significantly from the Fund’s return during this period included Gilead Sciences, Inc., a biotechnology company (portfolio average weight of 4.74%) and Eagle Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Pharmaceuticals	52.54
Biotechnology	42.05
Health Care Equipment	5.50
Money Market Funds Plus Other Assets Less Liabilities	(0.09)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Secaurity
Pfizer, Inc.	6.36
Amgen, Inc.	5.86
AbbVie, Inc.	5.78
Gilead Sciences, Inc.	5.62
Johnson & Johnson	5.56
Merck & Co., Inc.	5.55
Abbott Laboratories	5.50
Eli Lilly and Co.	4.99
United Therapeutics Corp.	3.80
Alexion Pharmaceuticals, Inc.	3.49
Total	52.51

*	Excluding money market fund holdings.

20

Invesco Dynamic Pharmaceuticals ETF (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	26.61%	10.00%	33.11%	6.20%	35.08%	13.98%	269.98%	13.10%	603.51%
S&P Composite 1500® Pharmaceuticals Index	10.47	12.27	41.53	9.14	54.82	12.60	227.54	9.22	304.66
Fund
NAV Return	25.89	9.36	30.78	5.61	31.40	13.32	249.16	12.43	540.32
Market Price Return	26.10	9.37	30.81	5.64	31.56	13.32	249.17	12.44	541.30

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

PSI	Management’s Discussion of Fund Performance
Invesco Dynamic Semiconductors ETF (PSI)

As an index fund, the Invesco Dynamic Semiconductors ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. semiconductor companies. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 90.32%. On a net asset value (“NAV”) basis, the Fund returned 90.83%. During the same time period, the Index returned 92.02%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 56.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the semiconductor equipment sub-industry and stock selection in the semiconductors sub-industry.

For the fiscal year ended April 30, 2021, the semiconductors and semiconductor equipment sub-industries contributed most significantly to the Fund’s return. The specialty chemicals and electronic manufacturing services sub-industries detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Applied Materials, Inc., a semiconductor equipment company (portfolio average weight of 4.99%) and NVIDIA Corp., a semiconductors company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Intel Corp., a semiconductors company (no longer held at fiscal year-end) and Cirrus Logic, Inc., a semiconductors company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Semiconductors	57.20
Semiconductor Equipment	37.09
Sub-Industry Types Each Less Than 3%	5.69
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Applied Materials, Inc.	5.51
Lam Research Corp.	5.37
Texas Instruments, Inc.	5.01
QUALCOMM, Inc.	4.85
Broadcom, Inc.	4.72
Analog Devices, Inc.	4.72
Advanced Micro Devices, Inc.	4.69
Micron Technology, Inc.	4.62
Camtek Ltd.	3.35
Brooks Automation, Inc.	3.28
Total	46.12

*	Excluding money market fund holdings.

22

Invesco Dynamic Semiconductors ETF (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	92.02%	36.92%	156.70%	39.30%	424.54%	22.53%	662.64%	15.48%	879.39%
S&P Composite 1500® Semiconductor Index	56.66	27.57	107.60	31.48	292.92	19.42	489.76	13.00	594.56
Fund
NAV Return	90.83	36.05	151.81	38.39	407.58	21.65	609.76	14.66	774.95
Market Price Return	90.32	35.97	151.39	38.38	407.49	21.63	608.68	14.65	773.52

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

PSJ	Management’s Discussion of Fund Performance
Invesco Dynamic Software ETF (PSJ)

As an index fund, the Invesco Dynamic Software ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Software IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. software companies. These companies are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 65.21%. On a net asset value (“NAV”) basis, the Fund returned 65.16%. During the same time period, the Index returned 66.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned 42.75%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 75 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the data processing & outsourced services sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation and stock selection in the application software sub-industry.

For the fiscal year ended April 30, 2021, the application software sub-industry contributed most significantly to the Fund’s return, followed by the interactive media & services sub-industry. The aerospace & defense sub-industry detracted most significantly from the Fund’s return, followed by the internet & direct marketing retail sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Snap, Inc., Class A, an interactive media & services company (no longer held at fiscal year-end) and DocuSign, Inc., an application software company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included American Software, Inc., Class A, an application software company (no longer held at fiscal year-end) and Everbridge, Inc., an application software company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Application Software	34.00
Systems Software	20.28
Health Care Technology	11.87
Interactive Home Entertainment	10.70
Cable & Satellite	6.01
Movies & Entertainment	4.78
Sub-Industry Types Each Less Than 3%	12.35
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Liberty Broadband Corp., Class C	6.01
Microsoft Corp.	5.87
HubSpot, Inc.	5.66
Electronic Arts, Inc.	5.59
Crowdstrike Holdings, Inc., Class A	5.32
Activision Blizzard, Inc.	5.11
Cadence Design Systems, Inc.	5.09
Roku, Inc.	4.78
Nuance Communications, Inc.	3.65
McAfee Corp., Class A	3.45
Total	50.53

*	Excluding money market fund holdings.

24

Invesco Dynamic Software ETF (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Software IntellidexSM Index	66.19%	32.95%	134.97%	31.96%	300.08%	20.35%	537.44%	17.03%	1109.36%
S&P Composite 1500® Software & Services Index	42.75	27.89	109.18	27.19	232.82	20.62	551.95	15.15	836.09
Fund
NAV Return	65.16	32.16	130.85	31.11	287.49	19.56	496.70	16.29	994.22
Market Price Return	65.21	32.10	130.50	31.10	287.30	19.55	496.34	16.28	993.22

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

25

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

26

Invesco Dynamic Biotechnology & Genome ETF (PBE)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Biotechnology-74.39%
Alexion Pharmaceuticals, Inc.(b)	97,333	$16,418,132
Alkermes PLC(b)	419,583	9,232,924
Amgen, Inc.	65,722	15,749,620
Arrowhead Pharmaceuticals, Inc.(b)	99,237	7,220,484
BioMarin Pharmaceutical, Inc.(b)(c)	182,910	14,252,347
Blueprint Medicines Corp.(b)	84,891	8,176,701
CareDx, Inc.(b)	102,908	8,136,936
Dicerna Pharmaceuticals, Inc.(b)	288,126	8,986,650
Emergent BioSolutions, Inc.(b)	83,959	5,119,820
FibroGen, Inc.(b)(c)	163,602	3,651,597
Halozyme Therapeutics, Inc.(b)	172,416	8,612,179
Intellia Therapeutics, Inc.(b)(c)	141,925	10,895,582
Ironwood Pharmaceuticals, Inc.(b)	902,308	9,961,480
MannKind Corp.(b)(c)	1,453,980	6,644,689
Myriad Genetics, Inc.(b)	270,010	8,159,702
OPKO Health, Inc.(b)(c)	1,845,436	7,566,288
Precigen, Inc.(b)(c)	983,938	7,610,760
Sangamo Therapeutics, Inc.(b)(c)	728,948	8,587,007
Seagen, Inc.(b)	99,641	14,324,390
United Therapeutics Corp.(b)	48,318	9,738,976
Veracyte, Inc.(b)	139,286	6,929,479
Vericel Corp.(b)	171,467	10,702,970
Xencor, Inc.(b)	174,450	7,424,592

		214,103,305

Health Care Services-2.12%
Fulgent Genetics, Inc.(b)(c)	79,386	6,114,310

Life Sciences Tools & Services-18.34%
Bio-Techne Corp.	40,960	17,509,990
Illumina, Inc.(b)	33,534	13,173,496
Pacific Biosciences of California, Inc.(b)	261,642	7,810,014
QIAGEN N.V.(b)	297,068	14,297,883

		52,791,383

	Shares	Value
Pharmaceuticals-5.21%
Catalent, Inc.(b)	133,224	$14,983,703

Total Common Stocks & Other Equity Interests (Cost $256,641,953)		287,992,701

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $97,394)	97,394	97,394

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $256,739,347)		288,090,095

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.83%
Invesco Private Government Fund, 0.01%(d)(e)(f)	17,075,160	17,075,160
Invesco Private Prime Fund, 0.11%(d)(e)(f)	25,602,499	25,612,740

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,687,900)		42,687,900

TOTAL INVESTMENTS IN SECURITIES-114.92% (Cost $299,427,247)		330,777,995
OTHER ASSETS LESS LIABILITIES-(14.92)%		(42,945,062)

NET ASSETS-100.00%		$287,832,933

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,509,789	$(4,412,395)	$-	$-	$97,394	$16
Invesco Premier U.S. Government Money Portfolio, Institutional Class	2,626	5,451,095	(5,453,721)	-	-	-	60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Dynamic Biotechnology & Genome ETF (PBE)–(continued)

April 30, 2021

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$6,405,928	$189,731,057	$(179,061,825)	$-	$-	$17,075,160	$3,923	*
Invesco Private Prime Fund	-	172,948,931	(147,339,216)	-	3,025	25,612,740	13,756	*

Total	$6,408,554	$372,640,872	$(336,267,157)	$-	$3,025	$42,785,294	$17,755

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Dynamic Building & Construction ETF (PKB)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Building Products-12.98%
A.O. Smith Corp.	110,395	$7,479,261
Advanced Drainage Systems, Inc.	61,317	6,846,656
Owens Corning	83,288	8,063,111
Trane Technologies PLC	80,062	13,917,178

		36,306,206

Construction & Engineering-13.17%
AECOM(b)	112,615	7,481,015
Dycom Industries, Inc.(b)	90,456	8,485,677
Primoris Services Corp.	195,086	6,371,509
Quanta Services, Inc.	78,552	7,591,265
Valmont Industries, Inc.	28,058	6,926,117

		36,855,583

Construction Machinery & Heavy Trucks-5.44%
Oshkosh Corp.	61,302	7,627,808
Terex Corp.	161,418	7,585,032

		15,212,840

Construction Materials-16.80%
Eagle Materials, Inc.(b)	53,919	7,448,371
Forterra, Inc.(b)	285,717	6,702,921
Martin Marietta Materials, Inc.	36,301	12,818,609
Summit Materials, Inc., Class A(b)	247,117	7,114,498
Vulcan Materials Co.	72,578	12,936,303

		47,020,702

Environmental & Facilities Services-2.16%
Tetra Tech, Inc.	47,457	6,056,937

Gas Utilities-2.58%
Southwest Gas Holdings, Inc.	103,733	7,232,265

Home Furnishings-5.20%
Mohawk Industries, Inc.(b)	70,746	14,538,303

Home Improvement Retail-10.94%
Home Depot, Inc. (The)	47,843	15,485,344
Lowe’s Cos., Inc.	77,052	15,121,455

		30,606,799

Homebuilding-23.09%
Century Communities, Inc.(b)	126,068	9,321,468
D.R. Horton, Inc.	163,828	16,102,654

	Shares	Value
Homebuilding-(continued)
M.D.C. Holdings, Inc.	132,306	$7,761,070
Skyline Champion Corp.(b)	153,733	6,830,357
Toll Brothers, Inc.	128,243	8,040,836
TopBuild Corp.(b)	35,894	7,982,108
Tri Pointe Homes, Inc.(b)	359,536	8,564,147

		64,602,640

Industrial Machinery-2.55%
Omega Flex, Inc.(c)	44,828	7,127,652

Specialty Stores-5.11%
Tractor Supply Co.	75,743	14,285,130

Total Common Stocks & Other Equity Interests (Cost $227,036,629)		279,845,057

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $161,244)	161,244	161,244

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $227,197,873)		280,006,301

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.07%
Invesco Private Government Fund, 0.01%(d)(e)(f)	76,577	76,577
Invesco Private Prime Fund, 0.11%(d)(e)(f)	112,626	112,671

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $189,248)		189,248

TOTAL INVESTMENTS IN SECURITIES-100.14% (Cost $227,387,121)		280,195,549
OTHER ASSETS LESS LIABILITIES-(0.14)%		(402,385)

NET ASSETS-100.00%		$279,793,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Dynamic Building & Construction ETF (PKB)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,456,219	$(1,294,975)	$-	$-	$161,244	$16
Invesco Premier U.S. Government Money Portfolio, Institutional Class	136,080	824,684	(960,764)	-	-	-	38
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	22,616,711	(22,540,134)	-	-	76,577	255	*
Invesco Private Prime Fund	-	17,265,739	(17,153,217)	-	149	112,671	922	*

Total	$136,080	$42,163,353	$(41,949,090)	$-	$149	$350,492	$1,231

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Dynamic Energy Exploration & Production ETF (PXE)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Integrated Oil & Gas-4.61%
Occidental Petroleum Corp.	108,344	$2,747,604

Oil & Gas Exploration & Production-76.37%
Antero Resources Corp.(b)	170,853	1,541,094
Cabot Oil & Gas Corp.	83,562	1,392,979
California Resources Corp.(b)	60,525	1,434,443
Cimarex Energy Co.	27,041	1,790,114
CNX Resources Corp.(b)(c)	120,262	1,613,916
Comstock Resources, Inc.(b)(c)	272,034	1,493,467
ConocoPhillips	54,665	2,795,568
Continental Resources, Inc.(b)(c)	63,815	1,738,321
Denbury, Inc.(b)	36,403	1,980,687
Diamondback Energy, Inc.	22,884	1,870,309
EOG Resources, Inc.	41,046	3,022,627
EQT Corp.(b)	87,115	1,663,897
Hess Corp.	43,250	3,222,557
Magnolia Oil & Gas Corp., Class A(b)	129,681	1,460,208
Marathon Oil Corp.	139,884	1,575,094
Matador Resources Co.	78,433	2,063,572
Murphy Oil Corp.	94,952	1,607,537
Oasis Petroleum, Inc.	27,828	2,160,009
Ovintiv, Inc.	69,347	1,659,474
PDC Energy, Inc.(b)	44,123	1,610,931
Pioneer Natural Resources Co.	19,449	2,991,840
SM Energy Co.	114,344	1,806,635
Tellurian, Inc.(b)(c)	537,627	1,190,844
Whiting Petroleum Corp.(b)	45,646	1,829,035

		45,515,158

Oil & Gas Refining & Marketing-19.04%
CVR Energy, Inc.	68,789	1,464,518
HollyFrontier Corp.	41,162	1,440,670

	Shares	Value
Oil & Gas Refining & Marketing-(continued)
Marathon Petroleum Corp.	52,633	$2,929,026
Phillips 66	34,217	2,768,498
Valero Energy Corp.	37,072	2,741,845

		11,344,557

Total Common Stocks & Other Equity Interests (Cost $60,108,802)		59,607,319

Money Market Funds-0.21%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) ( Cost $126,666)	126,666	126,666

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.23% (Cost $60,235,468)		59,733,985

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.05%
Invesco Private Government Fund, 0.01%(d)(e)(f)	1,611,585	1,611,585
Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,585,994	2,587,028

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,198,613)		4,198,613

TOTAL INVESTMENTS IN SECURITIES-107.28% (Cost $64,434,081)		63,932,598
OTHER ASSETS LESS LIABILITIES-(7.28)%		(4,339,325)

NET ASSETS-100.00%		$59,593,273

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,045,326	$(918,660)	$-	$-	$126,666	$17
Invesco Premier U.S. Government Money Portfolio, Institutional Class	106,816	556,027	(662,843)	-	-	-	26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Dynamic Energy Exploration & Production ETF (PXE)–(continued)

April 30, 2021

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$3,284,808	$22,329,823	$(24,003,046)	$-	$-	$1,611,585	$381	*
Invesco Private Prime Fund	-	16,436,745	(13,849,904)	-	187	2,587,028	863	*

Total	$3,391,624	$40,367,921	$(39,434,453)	$-	$187	$4,325,279	$1,287

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Dynamic Food & Beverage ETF (PBJ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Agricultural Products-11.03%
Archer-Daniels-Midland Co.	36,024	$2,274,195
Bunge Ltd.	27,652	2,334,382
Darling Ingredients, Inc.(b)	33,237	2,308,310
Fresh Del Monte Produce, Inc.	82,136	2,316,235

		9,233,122

Brewers-2.90%
Boston Beer Co., Inc. (The), Class A(b)	1,999	2,431,763

Distillers & Vintners-9.67%
Brown-Forman Corp., Class B	51,380	3,919,266
Constellation Brands, Inc., Class A	17,389	4,178,925

		8,098,191

Fertilizers & Agricultural Chemicals-4.86%
Corteva, Inc.	83,512	4,072,045

Food Distributors-3.46%
United Natural Foods, Inc.(b)	78,541	2,895,021

Food Retail-8.64%
Albertsons Cos., Inc., Class A	125,392	2,328,529
Kroger Co. (The)	63,757	2,329,681
Sprouts Farmers Market, Inc.(b)	100,700	2,578,927

		7,237,137

Packaged Foods & Meats-33.92%
B&G Foods, Inc.(c)	66,612	1,943,738
Hain Celestial Group, Inc. (The)(b)(c)	48,888	2,004,897
Hostess Brands, Inc.(b)	140,563	2,149,208
JM Smucker Co. (The)	17,956	2,352,056
Kraft Heinz Co. (The)	101,651	4,197,170
Mondelez International, Inc., Class A	70,098	4,262,659
Nomad Foods Ltd. (United Kingdom)(b)	84,589	2,466,615
Pilgrim’s Pride Corp.(b)	91,924	2,202,499
Sanderson Farms, Inc.	13,535	2,226,914
Seaboard Corp.	629	2,250,556
Tyson Foods, Inc., Class A	30,250	2,342,863

		28,399,175

	Shares	Value
Personal Products-2.52%
Herbalife Nutrition Ltd.(b)	46,140	$2,111,828

Soft Drinks-22.96%
Celsius Holdings, Inc.(b)(c)	36,079	2,067,327
Coca-Cola Co. (The)	75,511	4,076,084
Coca-Cola Consolidated, Inc.	7,853	2,302,892
Keurig Dr Pepper, Inc.(c)	122,764	4,401,089
Monster Beverage Corp.(b)	44,392	4,308,244
National Beverage Corp.	42,559	2,067,942

		19,223,578

Total Common Stocks & Other Equity Interests (Cost $71,276,553)		83,701,860

Money Market Funds-0.21%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $178,307)	178,307	178,307

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $71,454,860)		83,880,167

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.70%
Invesco Private Government Fund, 0.01%(d)(e)(f)	3,583,338	3,583,338
Invesco Private Prime Fund, 0.11%(d)(e)(f)	5,372,858	5,375,007

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,958,345)		8,958,345

TOTAL INVESTMENTS IN SECURITIES-110.87% (Cost $80,413,205)		92,838,512
OTHER ASSETS LESS LIABILITIES-(10.87)%		(9,103,189)

NET ASSETS-100.00%		$83,735,323

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,442,263	$(1,263,956)	$-	$-	$178,307	$15
Invesco Premier U.S. Government Money Portfolio, Institutional Class	99,354	1,857,323	(1,956,677)	-	-	-	34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Dynamic Food & Beverage ETF (PBJ)–(continued)

April 30, 2021

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$304,437	$32,973,034	$(29,694,133)	$-	$-	$3,583,338	$464	*
Invesco Private Prime Fund	-	29,247,181	(23,872,664)	-	490	5,375,007	2,325	*

Total	$403,791	$65,519,801	$(56,787,430)	$-	$490	$9,136,652	$2,838

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Broadcasting-12.85%
AMC Networks, Inc., Class A(b)(c)	935,327	$47,028,242
Discovery, Inc., Class A(b)(c)	1,772,609	66,756,455
Fox Corp., Class A	1,502,208	56,212,623
ViacomCBS, Inc., Class B	1,455,980	59,724,300

		229,721,620

Casinos & Gaming-8.11%
Boyd Gaming Corp.(b)	890,776	58,924,832
Churchill Downs, Inc.	216,405	45,769,657
Penn National Gaming, Inc.(b)(c)	452,088	40,290,083

		144,984,572

Food Distributors-11.60%
Performance Food Group Co.(b)	931,321	54,668,543
Sysco Corp.	1,131,362	95,860,302
US Foods Holding Corp.(b)	1,371,903	56,879,099

		207,407,944

Hotels, Resorts & Cruise Lines-12.86%
Airbnb, Inc., Class A(b)(c)	499,439	86,258,110
Booking Holdings, Inc.(b)	39,997	98,635,802
MakeMyTrip Ltd. (India)(b)(c)	1,636,113	44,862,218

		229,756,130

Interactive Home Entertainment-2.55%
Playtika Holding Corp.(b)	1,641,897	45,611,899

Interactive Media & Services-6.45%
Eventbrite, Inc., Class A(b)(c)	2,611,657	61,556,756
TripAdvisor, Inc.(b)(c)	1,139,446	53,702,090

		115,258,846

Internet & Direct Marketing Retail-7.10%
DoorDash, Inc., Class A(b)(c)	544,996	78,027,077
Qurate Retail, Inc., Class A	4,101,490	48,807,731

		126,834,808

Movies & Entertainment-30.39%
AMC Entertainment Holdings, Inc., Class A(b)(c)	5,986,341	60,043,000
Cinemark Holdings, Inc.(b)(c)	2,177,922	46,171,946
Lions Gate Entertainment Corp., Class A(b)(c)	3,468,194	50,184,767
Live Nation Entertainment, Inc.(b)	568,659	46,561,799
Madison Square Garden Entertainment Corp.(b)	492,811	44,653,605

	Shares	Value
Movies & Entertainment-(continued)
Madison Square Garden Sports Corp., Class A(b)	259,658	$47,995,185
Manchester United PLC, Class A (United Kingdom)(c)(d)	2,821,136	50,018,741
Walt Disney Co. (The)(b)	476,453	88,629,787
Warner Music Group Corp., Class A	1,396,006	52,992,388
World Wrestling Entertainment, Inc., Class A(c)	1,014,635	55,916,535

		543,167,753

Restaurants-8.11%
Brinker International, Inc.(b)	725,346	48,692,477
Chipotle Mexican Grill, Inc.(b)	64,516	96,259,807

		144,952,284

Total Common Stocks & Other Equity Interests (Cost $1,786,968,105)		1,787,695,856

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $480,462)	480,462	480,462

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $1,787,448,567)		1,788,176,318

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.64%
Invesco Private Government Fund, 0.01%(d)(e)(f)	168,230,291	168,230,291
Invesco Private Prime Fund, 0.11%(d)(e)(f)	254,236,117	254,337,814

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $422,568,103)		422,568,105

TOTAL INVESTMENTS IN SECURITIES-123.69% (Cost $2,210,016,670)		2,210,744,423
OTHER ASSETS LESS LIABILITIES-(23.69)%		(423,477,491)

NET ASSETS-100.00%		$1,787,266,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Dynamic Leisure and Entertainment ETF (PEJ)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$13,338,906	$(12,858,444)	$-	$-	$480,462	$79
Invesco Premier U.S. Government Money Portfolio, Institutional Class	121,538	3,040,032	(3,161,570)	-	-	-	31
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,113,813	465,994,706	(302,878,228)	-	-	168,230,291	6,698	*
Invesco Private Prime Fund	-	544,437,176	(290,104,156)	2	4,792	254,337,814	52,167	*
Investments in Other Affiliates:
Manchester United PLC, Class A	4,619,674	58,149,535	(14,102,607)	882,239	469,900	50,018,741	80,714

Total	$9,855,025	$1,084,960,355	$(623,105,005)	$882,241	$474,692	$473,067,308	$139,689

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Dynamic Media ETF (PBS)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Advertising-10.93%
Boston Omaha Corp., Class A(b)	53,554	$1,500,583
Interpublic Group of Cos., Inc. (The)	86,308	2,740,279
Omnicom Group, Inc.	32,589	2,680,771
TechTarget, Inc.(b)	27,586	2,115,846

		9,037,479

Broadcasting-26.00%
AMC Networks, Inc., Class A(b)(c)	42,412	2,132,475
Discovery, Inc., Class A(b)	43,860	1,651,768
E.W. Scripps Co. (The), Class A	122,668	2,652,082
Fox Corp., Class A	68,130	2,549,424
Gray Television, Inc.	120,952	2,457,745
Nexstar Media Group, Inc., Class A	17,181	2,532,651
Sinclair Broadcast Group, Inc., Class A(c)	72,244	2,345,763
TEGNA, Inc.	123,072	2,468,824
ViacomCBS, Inc., Class B	66,032	2,708,633

		21,499,365

Interactive Media & Services-34.97%
Alphabet, Inc., Class A(b)	2,046	4,815,261
Cargurus, Inc., (Acquired 12/01/2020 -04/21/2021; Cost $2,214,269)(b)(d)	87,506	2,159,648
Facebook, Inc., Class A(b)	16,202	5,266,946
IAC/InterActiveCorp.(b)	9,482	2,403,403
Match Group, Inc.(b)(c)	27,201	4,233,292
Pinterest, Inc., Class A(b)	52,166	3,462,257
Twitter, Inc.(b)	55,326	3,055,102
Zillow Group, Inc., Class C(b)(c)	27,075	3,522,999

		28,918,908

Internet & Direct Marketing Retail-5.43%
Qurate Retail, Inc., Class A	186,032	2,213,781
Shutterstock, Inc.	26,090	2,274,526

		4,488,307

Movies & Entertainment-13.41%
Liberty Media Corp.-Liberty Formula One, Class A(b)	57,781	2,393,289
Lions Gate Entertainment Corp., Class A(b)(c)	157,305	2,276,203

	Shares	Value
Movies & Entertainment-(continued)
Netflix, Inc.(b)	7,553	$3,878,239
World Wrestling Entertainment, Inc., Class A(c)	46,031	2,536,769

		11,084,500

Publishing-9.32%
John Wiley & Sons, Inc., Class A	42,215	2,403,722
Meredith Corp.(b)	88,827	2,762,520
News Corp., Class A	96,983	2,540,469

		7,706,711

Total Common Stocks & Other Equity Interests (Cost $74,540,048)		82,735,270

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $103,023)	103,023	103,023

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.18% (Cost $74,643,071)		82,838,293

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.88%
Invesco Private Government Fund, 0.01%(e)(f)(g)	5,913,120	5,913,120
Invesco Private Prime Fund, 0.11%(e)(f)(g)	8,866,133	8,869,680

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,782,800)		14,782,800

TOTAL INVESTMENTS IN SECURITIES-118.06% (Cost $89,425,871)		97,621,093
OTHER ASSETS LESS LIABILITIES-(18.06)%		(14,935,843)

NET ASSETS-100.00%		$82,685,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Dynamic Media ETF (PBS)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Restricted security. The value of this security at April 30, 2021 represented 2.61% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,234,034	$(1,131,011)	$-	$-	$103,023	$15
Invesco Premier U.S. Government Money Portfolio, Institutional Class	105,640	702,371	(808,011)	-	-	-	28
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,547,956	43,029,443	(41,664,279)	-	-	5,913,120	659	*
Invesco Private Prime Fund	-	42,364,876	(33,495,598)	-	402	8,869,680	2,661	*

Total	$4,653,596	$87,330,724	$(77,098,899)	$-	$402	$14,885,823	$3,363

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Dynamic Networking ETF (PXQ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Application Software-5.52%
Dynatrace, Inc.(b)	22,681	$1,180,319
Mimecast Ltd.(b)	26,000	1,128,920

		2,309,239

Communications Equipment-29.80%
Arista Networks, Inc.(b)	4,053	1,277,384
Calix, Inc.(b)	30,238	1,278,765
Cisco Systems, Inc.	45,729	2,328,063
F5 Networks, Inc.(b)	5,976	1,116,078
Lumentum Holdings, Inc.(b)	12,655	1,076,308
NETGEAR, Inc.(b)	28,385	1,056,206
NetScout Systems, Inc.(b)	39,797	1,042,482
Plantronics, Inc.(b)	27,366	1,094,366
Radware Ltd. (Israel)(b)	43,074	1,193,581
Ubiquiti, Inc.	3,534	1,008,356

		12,471,589

Consumer Electronics-3.00%
Garmin Ltd.	9,132	1,253,276

Electronic Components-7.56%
Amphenol Corp., Class A	33,250	2,239,055
II-VI Incorporated(b)(c)	13,761	923,914

		3,162,969

Internet Services & Infrastructure-5.23%
Okta, Inc.(b)(c)	8,122	2,190,503

Semiconductors-11.71%
Marvell Technology, Inc.(c)	61,250	2,769,110
QUALCOMM, Inc.	15,358	2,131,691

		4,900,801

Systems Software-31.77%
Crowdstrike Holdings, Inc., Class A(b)	9,975	2,079,887
FireEye, Inc.(b)	58,617	1,165,013
Fortinet, Inc.(b)	6,759	1,380,391
McAfee Corp., Class A(c)	54,720	1,328,602
Palo Alto Networks, Inc.(b)	5,782	2,043,301

	Shares	Value
Systems Software-(continued)
Rapid7, Inc.(b)(c)	14,804	$1,202,825
SailPoint Technologies Holding, Inc.(b)(c)	20,085	980,751
Tenable Holdings, Inc.(b)	27,932	1,047,310
Varonis Systems, Inc.(b)	18,470	977,986
Zscaler, Inc.(b)	5,800	1,088,312

		13,294,378

Technology Hardware, Storage & Peripherals-5.40%
Apple, Inc.	17,205	2,261,769

Total Common Stocks & Other Equity Interests (Cost $34,464,024)		41,844,524

Money Market Funds-0.32%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $131,683)	131,683	131,683

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.31% (Cost $34,595,707)		41,976,207

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.97%
Invesco Private Government Fund, 0.01%(d)(e)(f)	3,007,918	3,007,918
Invesco Private Prime Fund, 0.11%(d)(e)(f)	4,510,073	4,511,877

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,519,795)		7,519,795

TOTAL INVESTMENTS IN SECURITIES-118.28% (Cost $42,115,502)		49,496,002
OTHER ASSETS LESS LIABILITIES-(18.28)%		(7,647,785)

NET ASSETS-100.00%		$41,848,217

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$907,052	$(775,369)	$-	$-	$131,683	$15
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	340,136	(340,136)	-	-	-	7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Dynamic Networking ETF (PXQ)—(continued)

April 30, 2021

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$1,998,897	$27,785,575	$(26,776,554)	$-	$-	$3,007,918	$446	*
Invesco Private Prime Fund	-	20,682,308	(16,170,630)	-	199	4,511,877	776	*

Total	$1,998,897	$49,715,071	$(44,062,689)	$-	$199	$7,651,478	$1,244

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dynamic Oil & Gas Services ETF (PXJ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-93.00%
Oil & Gas Drilling-18.75%
Helmerich & Payne, Inc.	150,161	$3,848,626
Patterson-UTI Energy, Inc.	394,465	2,666,583
Transocean Ltd.(b)(c)	1,232,181	3,967,623

		10,482,832

Oil & Gas Equipment & Services-69.74%
Archrock, Inc.	286,983	2,680,421
Baker Hughes Co., Class A	126,077	2,531,626
Cactus, Inc., Class A	90,010	2,683,198
ChampionX Corp.(b)	210,048	4,413,109
Core Laboratories N.V.(c)	81,489	2,296,360
Dril-Quip, Inc.(b)	79,791	2,445,594
Halliburton Co.	197,736	3,867,716
Liberty Oilfield Services, Inc., Class A(b)	214,374	2,508,176
NOV, Inc.(b)	280,597	4,194,925
RPC, Inc.(b)(c)	462,983	2,250,097
Schlumberger Ltd.	152,551	4,126,505
TechnipFMC PLC (United Kingdom)(b)	340,249	2,517,843
USA Compression Partners L.P.	169,219	2,479,058

		38,994,628

Oil & Gas Storage & Transportation-4.51%
Frontline Ltd. (Norway)(c)	330,320	2,523,645

Total Common Stocks & Other Equity Interests (Cost $61,266,183)		52,001,105

	Shares	Value
Money Market Funds-0.19%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $105,292)	105,292	$105,292

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-93.19% (Cost $61,371,475)		52,106,397

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-20.93%
Invesco Private Government Fund, 0.01%(d)(e)(f)	4,682,156	4,682,156
Invesco Private Prime Fund, 0.11%(d)(e)(f)	7,020,425	7,023,233

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,705,389)		11,705,389

TOTAL INVESTMENTS IN SECURITIES-114.12% (Cost $73,076,864)		63,811,786
OTHER ASSETS LESS LIABILITIES-(14.12)%		(7,894,247)

NET ASSETS-100.00%		$55,917,539

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,860,989	$(2,755,697)	$-	$-	$105,292	$23
Invesco Premier U.S. Government Money Portfolio, Institutional Class	116,865	378,972	(495,837)	-	-	-	29
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	693,740	12,636,358	(8,647,942)	-	-	4,682,156	221	*
Invesco Private Prime Fund	-	13,841,261	(6,818,107)	-	79	7,023,233	1,087	*

Total	$810,605	$29,717,580	$(18,717,583)	$-	$79	$11,810,681	$1,360

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Dynamic Pharmaceuticals ETF (PJP)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.09%
Biotechnology-42.05%
AbbVie, Inc.	185,857	$20,723,055
Alexion Pharmaceuticals, Inc.(b)	74,188	12,514,032
Amgen, Inc.	87,679	21,011,396
Biogen, Inc.(b)	41,105	10,988,600
Emergent BioSolutions, Inc.(b)	117,336	7,155,149
Gilead Sciences, Inc.	317,682	20,163,277
Horizon Therapeutics PLC(b)	125,847	11,907,643
Ligand Pharmaceuticals, Inc.(b)(c)	75,880	11,070,133
Regeneron Pharmaceuticals, Inc.(b)	25,158	12,108,545
Travere Therapeutics, Inc.(b)(c)	383,780	9,487,042
United Therapeutics Corp.(b)	67,522	13,609,734

		150,738,606

Health Care Equipment-5.50%
Abbott Laboratories	164,074	19,702,006

Pharmaceuticals-52.54%
Bausch Health Cos., Inc.(b)(c)	364,397	11,722,651
Corcept Therapeutics, Inc.(b)	445,947	10,163,132
Eli Lilly and Co.	97,875	17,888,614
Endo International PLC(b)	1,224,339	7,015,462
Innoviva, Inc.(b)	980,937	11,231,729
Jazz Pharmaceuticals PLC(b)	66,763	10,975,837
Johnson & Johnson	122,548	19,942,236
Merck & Co., Inc.	267,324	19,915,638
Pacira BioSciences, Inc.(b)	153,093	9,672,416
Perrigo Co. PLC(c)	279,523	11,636,542

	Shares	Value
Pharmaceuticals-(continued)
Pfizer, Inc.	589,821	$22,796,582
Prestige Consumer Healthcare, Inc.(b)	272,891	11,887,132
Supernus Pharmaceuticals, Inc.(b)	387,039	11,785,338
Taro Pharmaceutical Industries Ltd.(b)	158,608	11,740,164

		188,373,473

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $302,096,312)		358,814,085

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.81%
Invesco Private Government Fund, 0.01%(d)(e)(f)	1,171,074	1,171,074
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,755,908	1,756,610

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,927,684)		2,927,684

TOTAL INVESTMENTS IN SECURITIES-100.90% (Cost $305,023,996)		361,741,769
OTHER ASSETS LESS LIABILITIES-(0.90)%		(3,238,600)

NET ASSETS-100.00%		$358,503,169

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,166,347	$(4,166,347)	$-	$-	$-	$41
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	2,745,516	(2,745,516)	-	-	-	47
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,293,767	51,113,414	(58,236,107)	-	-	1,171,074	1,943	*
Invesco Private Prime Fund	-	54,732,900	(52,977,452)	-	1,162	1,756,610	5,121	*

Total	$8,293,767	$112,758,177	$(118,125,422)	$-	$1,162	$2,927,684	$7,152

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dynamic Pharmaceuticals ETF (PJP)–(continued)

April 30, 2021

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Dynamic Semiconductors ETF (PSI)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Electronic Manufacturing Services-2.76%
TE Connectivity Ltd.	129,814	$17,456,089

Semiconductor Equipment-37.09%
Advanced Energy Industries, Inc.	161,437	17,808,116
Amkor Technology, Inc.	717,747	14,512,844
Applied Materials, Inc.	263,109	34,917,195
Brooks Automation, Inc.	204,688	20,741,035
Camtek Ltd. (Israel)(b)	623,099	21,222,752
Entegris, Inc.	157,629	17,745,873
KLA Corp.	53,677	16,927,042
Kulicke & Soffa Industries, Inc. (Singapore)	344,219	19,568,850
Lam Research Corp.	54,762	33,977,083
Nova Measuring Instruments Ltd. (Israel)(b)(c)	199,363	18,813,886
Ultra Clean Holdings, Inc.(b)	365,411	18,661,540

		234,896,216

Semiconductors-57.20%
Advanced Micro Devices, Inc.(b)	363,676	29,683,235
Analog Devices, Inc.(c)	195,063	29,875,849
Broadcom, Inc.	65,544	29,901,173
Diodes, Inc.(b)	215,825	16,577,518
Lattice Semiconductor Corp.(b)	354,268	17,823,223
MACOM Technology Solutions Holdings, Inc.(b)	260,556	14,750,075
Marvell Technology, Inc.(c)	351,146	15,875,311
Maxim Integrated Products, Inc.	178,331	16,763,114
Micron Technology, Inc.(b)	340,149	29,276,624
Monolithic Power Systems, Inc.	45,078	16,290,288
NXP Semiconductors N.V. (Netherlands)	91,582	17,630,451
ON Semiconductor Corp.(b)	433,224	16,895,736
QUALCOMM, Inc.	221,189	30,701,033
SiTime Corp.(b)	161,589	14,955,062
Skyworks Solutions, Inc.	92,794	16,826,336
Texas Instruments, Inc.	175,778	31,729,687
Xilinx, Inc.	130,134	16,651,947

		362,206,662

	Shares	Value
Specialty Chemicals-2.93%
Atotech Ltd. (China)(b)	861,006	$18,571,899

Total Common Stocks & Other Equity Interests (Cost $512,416,544)		633,130,866

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $452,681)	452,681	452,681

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $512,869,225)		633,583,547

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.31%
Invesco Private Government Fund, 0.01%(d)(e)(f)	13,444,543	13,444,543
Invesco Private Prime Fund, 0.11%(d)(e)(f)	20,158,750	20,166,814

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $33,611,357)		33,611,357

TOTAL INVESTMENTS IN SECURITIES-105.36% (Cost $546,480,582)		667,194,904
OTHER ASSETS LESS LIABILITIES-(5.36)%		(33,918,727)

NET ASSETS-100.00%		$633,276,177

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,287,100	$(1,834,419)	$-	$-	$452,681	$56
Invesco Premier U.S. Government Money Portfolio, Institutional Class	396,362	1,473,581	(1,869,943)	-	-	-	45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dynamic Semiconductors ETF (PSI)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$567,334	$26,887,570	$(14,010,361)	$-	$-	$13,444,543	$161	*
Invesco Private Prime Fund	-	30,313,220	(10,146,432)	-	26	20,166,814	1,859	*

Total	$963,696	$60,961,471	$(27,861,155)	$-	$26	$34,064,038	$2,121

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Dynamic Software ETF (PSJ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Advertising-2.44%
Magnite, Inc.(b)(c)	379,023	$15,179,871

Alternative Carriers-2.42%
Bandwidth, Inc., Class A(b)(c)	113,869	15,053,482

Application Software-34.00%
ACI Worldwide, Inc.(b)	487,833	18,430,331
Agilysys, Inc.(b)	311,320	15,693,641
Cadence Design Systems, Inc.(b)	240,082	31,635,605
Cerence, Inc.(b)(c)	174,054	16,780,546
Digital Turbine, Inc.(b)	253,555	19,125,654
Elastic N.V.(b)	139,498	16,826,249
HubSpot, Inc.(b)	66,859	35,197,920
LivePerson, Inc.(b)(c)	315,494	17,241,747
Nuance Communications, Inc.(b)	426,599	22,682,269
PTC, Inc.(b)	136,469	17,869,251

		211,483,213

Cable & Satellite-6.01%
Liberty Broadband Corp., Class C(b)	229,745	37,384,107

Electronic Equipment & Instruments-2.87%
PAR Technology Corp.(b)(c)	217,444	17,860,850

Health Care Technology-11.87%
Allscripts Healthcare Solutions, Inc.(b)	1,165,966	18,142,431
Cerner Corp.	262,400	19,693,120
Certara, Inc.(b)(c)	556,637	17,706,623
NextGen Healthcare, Inc.(b)	999,036	18,292,349

		73,834,523

Interactive Home Entertainment-10.70%
Activision Blizzard, Inc.	348,435	31,773,788
Electronic Arts, Inc.	245,017	34,812,015

		66,585,803

Internet & Direct Marketing Retail-2.32%
PubMatic, Inc., Class A(b)(c)	280,488	14,436,717

IT Consulting & Other Services-2.30%
LiveRamp Holdings, Inc.(b)	292,095	14,306,813

	Shares	Value
Movies & Entertainment-4.78%
Roku, Inc.(b)	86,667	$29,724,181

Systems Software-20.28%
Crowdstrike Holdings, Inc., Class A(b)	158,804	33,112,222
Dolby Laboratories, Inc., Class A	189,688	19,247,641
McAfee Corp., Class A(c)	884,448	21,474,398
Microsoft Corp.	144,706	36,491,959
SailPoint Technologies Holding, Inc.(b)	324,647	15,852,513

		126,178,733

Total Common Stocks & Other Equity Interests (Cost $582,357,955)		622,028,293

Money Market Funds-2.88%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $17,939,917)	17,939,917	17,939,917

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-102.87% (Cost $600,297,872)		639,968,210

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.52%
Invesco Private Government Fund, 0.01%(d)(e)(f)	41,102,963	41,102,963
Invesco Private Prime Fund, 0.11%(d)(e)(f)	61,629,792	61,654,445

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $102,757,407)		102,757,408

TOTAL INVESTMENTS IN SECURITIES-119.39% (Cost $703,055,279)		742,725,618
OTHER ASSETS LESS LIABILITIES-(19.39)%		(120,640,226)

NET ASSETS-100.00%		$622,085,392

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$24,574,032	$(6,634,115)	$-	$-	$17,939,917	$55
Invesco Premier U.S. Government Money Portfolio, Institutional Class	144,610	2,741,531	(2,886,141)	-	-	-	104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dynamic Software ETF (PSJ)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$3,593,790	$169,499,910	$(131,990,737)	$-	$-	$41,102,963	$1,503	*
Invesco Private Prime Fund	-	194,907,492	(133,254,359)	1	1,311	61,654,445	11,369	*
Investments in Other Affiliates:
Sciplay Corp., Class A	12,666,267	7,639,840	(24,067,809)	2,391,823	1,369,879	-	-

Total	$16,404,667	$399,362,805	$(298,833,161)	$2,391,824	$1,371,190	$120,697,325	$13,031

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Statements of Assets and Liabilities

April 30, 2021

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Assets:
Unaffiliated investments in securities, at value(a)	$287,992,701	$279,845,057	$59,607,319	$83,701,860
Affiliated investments in securities, at value	42,785,294	350,492	4,325,279	9,136,652
Cash	-	-	-	124
Receivable for:
Dividends	2	74,001	1,146	14,506
Securities lending	9,706	12	408	4,001
Investments sold	-	-	-	-
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	-	-	-	-
Other assets	28,689	-	-	-

Total assets	330,816,392	280,269,562	63,934,152	92,857,143

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	-	-	-	-
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	42,687,900	189,248	4,198,613	8,958,345
Fund shares repurchased	-	-	-	-
Accrued advisory fees	117,421	110,062	20,753	27,341
Accrued trustees’ and officer’s fees	84,112	58,338	59,496	69,116
Accrued expenses	94,026	118,750	62,017	67,018

Total liabilities	42,983,459	476,398	4,340,879	9,121,820

Net Assets	$287,832,933	$279,793,164	$59,593,273	$83,735,323

Net assets consist of:
Shares of beneficial interest	$492,116,270	$294,079,569	$187,047,081	$154,528,243
Distributable earnings (loss)	(204,283,337)	(14,286,405)	(127,453,808)	(70,792,920)

Net Assets	$287,832,933	$279,793,164	$59,593,273	$83,735,323

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,820,000	5,440,000	3,950,000	2,030,000
Net asset value	$75.35	$51.43	$15.09	$41.25

Market price	$75.31	$51.48	$15.12	$41.27

Unaffiliated investments in securities, at cost	$256,641,953	$227,036,629	$60,108,802	$71,276,553

Affiliated investments in securities, at cost	$42,785,294	$350,492	$4,325,279	$9,136,652

(a) Includes securities on loan with an aggregate value of:	$40,147,316	$186,030	$3,963,208	$8,713,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco
Dynamic Leisure		Invesco	Invesco	Invesco	Invesco	Invesco
and	Invesco	Dynamic	Dynamic Oil &	Dynamic	Dynamic	Dynamic
Entertainment	Dynamic Media	Networking	Gas Services	Pharmaceuticals	Semiconductors	Software
ETF (PEJ)	ETF (PBS)	ETF (PXQ)	ETF (PXJ)	ETF (PJP)	ETF (PSI)	ETF (PSJ)

$1,737,677,115	$82,735,270	$41,844,524	$52,001,105	$358,814,085	$633,130,866	$622,028,293
473,067,308	14,885,823	7,651,478	11,810,681	2,927,684	34,064,038	120,697,325
10	20	-	-	-	-	-
12	3	3	696	300,473	191,748	161,759
190,239	1,050	247	2,298	1,050	2,082	34,508
-	2,124,819	-	2,788,055	781,820	-	-
-	-	-	2,684,227	-	-	-
4,193,398	-	-	-	-	-	-
-	-	-	-	-	-	-

2,215,128,082	99,746,985	49,496,252	69,287,062	362,825,112	667,388,734	742,921,885

-	-	-	-	156,257	-	-
4,194,287	-	-	-	-	-	-
-	-	-	-	-	-	17,542,335
422,568,103	14,782,800	7,519,795	11,705,389	2,927,684	33,611,357	102,757,407
-	2,121,016	-	1,519,253	781,029	-	-
776,132	34,410	8,848	18,707	149,834	256,607	261,064
58,890	61,319	52,354	69,858	128,841	57,682	61,050
263,738	62,190	67,038	56,316	178,298	186,911	214,637

427,861,150	17,061,735	7,648,035	13,369,523	4,321,943	34,112,557	120,836,493

$1,787,266,932	$82,685,250	$41,848,217	$55,917,539	$358,503,169	$633,276,177	$622,085,392

$1,830,738,075	$159,408,760	$79,920,975	$172,212,754	$727,309,262	$523,163,158	$562,264,675
(43,471,143)	(76,723,510)	(38,072,758)	(116,295,215)	(368,806,093)	110,113,019	59,820,717

$1,787,266,932	$82,685,250	$41,848,217	$55,917,539	$358,503,169	$633,276,177	$622,085,392

38,850,000	1,590,000	490,000	17,150,000	4,590,000	5,230,000	3,810,000
$46.00	$52.00	$85.40	$3.26	$78.11	$121.09	$163.28

$45.93	$51.96	$85.46	$3.27	$78.17	$120.96	$163.23

$1,737,955,172	$74,540,048	$34,464,024	$61,266,183	$302,096,312	$512,416,544	$582,357,955

$472,061,498	$14,885,823	$7,651,478	$11,810,681	$2,927,684	$34,064,038	$120,697,324

$403,508,285	$14,265,712	$7,191,079	$10,861,048	$2,850,255	$32,031,839	$98,709,353

49

Statements of Operations

For the year ended April 30, 2021

	Invesco		Invesco
	Dynamic	Invesco	Dynamic Energy	Invesco
	Biotechnology &	Dynamic Building &	Exploration &	Dynamic Food &
	Genome	Construction	Production	Beverage
	ETF (PBE)	ETF (PKB)	ETF (PXE)	ETF (PBJ)
Investment income:
Unaffiliated dividend income	$493,885	$1,305,934	$417,090	$1,344,364
Affiliated dividend income	76	54	43	49
Non-cash dividend income	-	-	43,418	-
Securities lending income	224,990	7,877	11,072	78,848
Foreign withholding tax	-	-	-	-

Total investment income	718,951	1,313,865	471,623	1,423,261

Expenses:
Advisory fees	1,264,827	771,974	122,339	359,694
Sub-licensing fees	75,940	46,355	7,345	21,593
Accounting & administration fees	26,512	17,962	13,371	16,499
Professional fees	29,743	28,018	27,818	27,662
Custodian & transfer agent fees	6,460	2,371	10,096	3,211
Trustees’ and officer’s fees	41,548	29,927	29,456	33,750
Recapture (Note 3)	-	-	-	-
Other expenses	35,484	25,193	21,165	23,583

Total expenses	1,480,514	921,800	231,590	485,992

Less: Waivers	(319)	(162)	(77,547)	(32,828)

Net expenses	1,480,195	921,638	154,043	453,164

Net investment income (loss)	(761,244)	392,227	317,580	970,097

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(10,012,064)	3,155,057	(6,452,259)	(2,132,235)
Affiliated investment securities	3,025	149	187	490
In-kind redemptions	77,189,013	29,270,330	4,362,338	9,794,375

Net realized gain (loss)	67,179,974	32,425,536	(2,089,734)	7,662,630

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	19,983,176	66,926,455	7,722,823	13,690,303
Affiliated investment securities	-	-	-	-

Change in net unrealized appreciation (depreciation)	19,983,176	66,926,455	7,722,823	13,690,303

Net realized and unrealized gain (loss)	87,163,150	99,351,991	5,633,089	21,352,933

Net increase (decrease) in net assets resulting from operations	$86,401,906	$99,744,218	$5,950,669	$22,323,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco
Dynamic Leisure		Invesco	Invesco	Invesco	Invesco	Invesco
and	Invesco	Dynamic	Dynamic Oil &	Dynamic	Dynamic	Dynamic
Entertainment	Dynamic Media	Networking	Gas Services	Pharmaceuticals	Semiconductors	Software
ETF (PEJ)	ETF (PBS)	ETF (PXQ)	ETF (PXJ)	ETF (PJP)	ETF (PSI)	ETF (PSJ)

$8,309,402	$741,991	$301,105	$250,746	$4,639,468	$2,807,447	$1,306,456
80,824	43	22	52	88	101	159
-	-	-	178,188	-	-	-
420,857	51,551	76,455	14,335	62,124	2,887	97,498
-	-	(2,920)	(208)	-	(6,812)	(15,935)

8,811,083	793,585	374,662	443,113	4,701,680	2,803,623	1,388,178

3,351,858	252,473	251,883	75,110	1,755,473	1,837,107	2,820,132
201,111	15,162	15,121	4,509	105,393	110,313	169,208
15,783	15,287	15,598	12,823	35,021	27,744	40,849
30,767	24,989	24,174	27,682	31,144	30,296	33,021
2,517	3,819	13,513	4,862	3,487	3,287	3,599
32,738	30,460	27,076	33,462	60,028	31,898	35,558
31,135	-	-	-	-	-	-
31,043	21,355	18,154	17,371	49,211	28,850	37,875

3,696,952	363,545	365,519	175,819	2,039,757	2,069,495	3,140,242

(386)	(45,507)	(48,182)	(81,309)	(306)	(303)	(455)

3,696,566	318,038	317,337	94,510	2,039,451	2,069,192	3,139,787

5,114,517	475,547	57,325	348,603	2,662,229	734,431	(1,751,609)

27,665,013	(97,946)	(718,424)	(6,688,357)	2,914,764	33,446,500	63,889,456
474,692	402	199	79	1,162	26	1,311
159,684,549	14,831,547	16,240,728	1,240,839	51,858,860	81,874,361	181,315,379

187,824,254	14,734,003	15,522,503	(5,447,439)	54,774,786	115,320,887	245,206,146

7,604,784	10,739,630	4,796,766	(1,639,162)	23,350,012	90,186,258	20,429,489
882,241	-	-	-	-	-	2,391,824

8,487,025	10,739,630	4,796,766	(1,639,162)	23,350,012	90,186,258	22,821,313

196,311,279	25,473,633	20,319,269	(7,086,601)	78,124,798	205,507,145	268,027,459

$201,425,796	$25,949,180	$20,376,594	$(6,737,998)	$80,787,027	$206,241,576	$266,275,850

51

Statements of Changes in Net Assets

For the years ended April 30, 2021 and 2020

	Invesco Dynamic Biotechnology & Genome ETF (PBE)		Invesco Dynamic Building & Construction ETF (PKB)
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(761,244)	$13,023	$392,227	$407,651
Net realized gain (loss)	67,179,974	(4,611,125)	32,425,536	11,983,007
Change in net unrealized appreciation (depreciation)	19,983,176	6,780,837	66,926,455	(23,718,866)

Net increase (decrease) in net assets resulting from operations	86,401,906	2,182,735	99,744,218	(11,328,208)

Distributions to Shareholders from:
Distributable earnings	-	(123,165)	(433,800)	(481,809)

Shareholder Transactions:
Proceeds from shares sold	249,457,084	181,960,855	288,004,286	84,855,125
Value of shares repurchased	(268,637,283)	(211,436,290)	(177,274,953)	(121,930,900)

Net increase (decrease) in net assets resulting from share transactions	(19,180,199)	(29,475,435)	110,729,333	(37,075,775)

Net increase (decrease) in net assets	67,221,707	(27,415,865)	210,039,751	(48,885,792)

Net assets:
Beginning of year	220,611,226	248,027,091	69,753,413	118,639,205

End of year	$287,832,933	$220,611,226	$279,793,164	$69,753,413

Changes in Shares Outstanding:
Shares sold	3,900,000	3,400,000	7,060,000	2,600,000
Shares repurchased	(4,230,000)	(4,000,000)	(4,320,000)	(3,850,000)
Shares outstanding, beginning of year	4,150,000	4,750,000	2,700,000	3,950,000

Shares outstanding, end of year	3,820,000	4,150,000	5,440,000	2,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Dynamic Energy Exploration & Production ETF (PXE)		Invesco Dynamic Food & Beverage ETF (PBJ)		Invesco Dynamic Leisure and Entertainment ETF (PEJ)		Invesco Dynamic Media ETF (PBS)
2021	2020	2021	2020	2021	2020	2021	2020

$317,580	$468,712	$970,097	$848,794	$5,114,517	$252,678	$475,547	$193,810
(2,089,734)	(18,085,047)	7,662,630	474,486	187,824,254	(3,220,693)	14,734,003	(2,632,077)
7,722,823	1,607,346	13,690,303	(8,005,140)	8,487,025	(10,956,892)	10,739,630	(8,731,231)

5,950,669	(16,008,989)	22,323,030	(6,681,860)	201,425,796	(13,924,907)	25,949,180	(11,169,498)

(792,552)	(505,197)	(944,117)	(932,756)	(5,848,193)	(332,937)	(314,727)	(217,169)

67,146,279	3,595,646	66,742,608	38,927,220	2,258,717,893	149,321,109	78,466,053	21,268,264
(29,403,787)	(10,467,051)	(68,132,059)	(39,397,641)	(802,618,106)	(66,674,797)	(52,082,996)	(67,562,077)

37,742,492	(6,871,405)	(1,389,451)	(470,421)	1,456,099,787	82,646,312	26,383,057	(46,293,813)

42,900,609	(23,385,591)	19,989,462	(8,085,037)	1,651,677,390	68,388,468	52,017,510	(57,680,480)

16,692,664	40,078,255	63,745,861	71,830,898	135,589,542	67,201,074	30,667,740	88,348,220

$59,593,273	$16,692,664	$83,735,323	$63,745,861	$1,787,266,932	$135,589,542	$82,685,250	$30,667,740

4,820,000	500,000	1,870,000	1,150,000	53,600,000	5,200,000	1,570,000	650,000
(2,520,000)	(900,000)	(1,940,000)	(1,150,000)	(19,700,000)	(1,750,000)	(1,080,000)	(2,100,000)
1,650,000	2,050,000	2,100,000	2,100,000	4,950,000	1,500,000	1,100,000	2,550,000

3,950,000	1,650,000	2,030,000	2,100,000	38,850,000	4,950,000	1,590,000	1,100,000

53

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2021 and 2020

	Invesco Dynamic Networking ETF (PXQ)		Invesco Dynamic Oil & Gas Services ETF (PXJ)
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$57,325	$106,161	$348,603	$174,382
Net realized gain (loss)	15,522,503	5,433,539	(5,447,439)	(8,810,221)
Change in net unrealized appreciation (depreciation)	4,796,766	(13,283,642)	(1,639,162)	(2,081,894)

Net increase (decrease) in net assets resulting from operations	20,376,594	(7,743,942)	(6,737,998)	(10,717,733)

Distributions to Shareholders from:
Distributable earnings	(100,661)	(172,521)	(1,344,733)	(179,231)

Shareholder Transactions:
Proceeds from shares sold	40,969,788	25,528,975	70,697,978	939,565
Value of shares repurchased	(65,467,082)	(72,593,520)	(12,668,363)	(1,590,954)

Net increase (decrease) in net assets resulting from share transactions	(24,497,294)	(47,064,545)	58,029,615	(651,389)

Net increase (decrease) in net assets	(4,221,361)	(54,981,008)	49,946,884	(11,548,353)

Net assets:
Beginning of year	46,069,578	101,050,586	5,970,655	17,519,008

End of year	$41,848,217	$46,069,578	$55,917,539	$5,970,655

Changes in Shares Outstanding:
Shares sold	540,000	450,000	18,710,000	350,000
Shares repurchased	(850,000)	(1,250,000)	(4,060,000)	(400,000)
Shares outstanding, beginning of year	800,000	1,600,000	2,500,000	2,550,000

Shares outstanding, end of year	490,000	800,000	17,150,000	2,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Dynamic		Invesco Dynamic		Invesco Dynamic Software
Pharmaceuticals ETF (PJP)		Semiconductors ETF (PSI)		ETF (PSJ)
2021	2020	2021	2020	2021	2020

$2,662,229	$3,373,232	$734,431	$995,435	$(1,751,609)	$157,105
54,774,786	(28,443,828)	115,320,887	10,136,046	245,206,146	36,158,803
23,350,012	21,870,879	90,186,258	1,244,540	22,821,313	(43,614,074)

80,787,027	(3,199,717)	206,241,576	12,376,021	266,275,850	(7,298,166)

(2,788,878)	(3,496,032)	(708,334)	(1,250,725)	-	(498,339)

93,067,327	123,300,920	468,344,805	121,622,255	705,257,723	552,465,454
(169,059,725)	(176,698,349)	(269,548,269)	(104,224,135)	(749,787,527)	(581,572,532)

(75,992,398)	(53,397,429)	198,796,536	17,398,120	(44,529,804)	(29,107,078)

2,005,751	(60,093,178)	404,329,778	28,523,416	221,746,046	(36,903,583)

356,497,418	416,590,596	228,946,399	200,422,983	400,339,346	437,242,929

$358,503,169	$356,497,418	$633,276,177	$228,946,399	$622,085,392	$400,339,346

1,300,000	2,000,000	4,360,000	1,950,000	5,060,000	5,650,000
(2,410,000)	(2,950,000)	(2,730,000)	(1,800,000)	(5,300,000)	(6,150,000)
5,700,000	6,650,000	3,600,000	3,450,000	4,050,000	4,550,000

4,590,000	5,700,000	5,230,000	3,600,000	3,810,000	4,050,000

55

Financial Highlights

Invesco Dynamic Biotechnology & Genome ETF (PBE)

	Years Ended April 30,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$53.16	$52.22	$48.02		$43.11	$39.35

Net investment income (loss)(a)	(0.19)	0.00 (b)	(0.16)		0.00 (b)	0.33
Net realized and unrealized gain on investments	22.38	0.97	4.36		5.13	3.63

Total from investment operations	22.19	0.97	4.20		5.13	3.96

Distributions to shareholders from:
Net investment income	-	(0.03)	(0.00	)(c)	(0.22)	(0.20)

Net asset value at end of year	$75.35	$53.16	$52.22		$48.02	$43.11

Market price at end of year(d)	$75.31	$53.27	$52.22		$48.08	$43.13

Net Asset Value Total Return(e)	41.74%	1.87%	8.75%		11.94%	10.09%
Market Price Total Return(e)	41.37%	2.08%	8.62%		12.04%	10.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$287,833	$220,611	$248,027		$232,910	$230,631
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.58%	0.57%		0.59%	0.58%
Expenses, prior to Waivers	0.59%	0.58%	0.57%		0.59%	0.58%
Net investment income (loss)	(0.30)%	0.01%	(0.29)%		0.01%	0.81%
Portfolio turnover rate(f)	151%	252%	117%		141%	69%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Building & Construction ETF (PKB)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$25.83	$30.04	$30.33	$29.58	$25.08

Net investment income(a)	0.10	0.12	0.13	0.08	0.07
Net realized and unrealized gain (loss) on investments	25.62	(4.19)	(0.29)	0.73	4.52

Total from investment operations	25.72	(4.07)	(0.16)	0.81	4.59

Distributions to shareholders from:
Net investment income	(0.12)	(0.14)	(0.13)	(0.06)	(0.09)

Net asset value at end of year	$51.43	$25.83	$30.04	$30.33	$29.58

Market price at end of year(b)	$51.48	$25.89	$30.05	$30.34	$29.60

Net Asset Value Total Return(c)	99.81%	(13.59)%	(0.47)%	2.73%	18.33%
Market Price Total Return(c)	99.54%	(13.42)%	(0.47)%	2.70%	18.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$279,793	$69,753	$118,639	$280,510	$317,995
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.59%	0.60%	0.58%	0.63%
Expenses, prior to Waivers	0.60%	0.59%	0.60%	0.58%	0.63%
Net investment income	0.25%	0.38%	0.44%	0.24%	0.24%
Portfolio turnover rate(d)	136%	139%	148%	143%	129%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights–(continued)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$10.12	$19.55		$24.06	$20.28	$22.63

Net investment income(a)	0.15	0.26		0.20	0.28	0.24
Net realized and unrealized gain (loss) on investments	5.22	(9.41)		(4.48)	3.89	(1.15)

Total from investment operations	5.37	(9.15)		(4.28)	4.17	(0.91)

Distributions to shareholders from:
Net investment income	(0.40)	(0.28)		(0.23)	(0.39)	(1.44)

Net asset value at end of year	$15.09	$10.12		$19.55	$24.06	$20.28

Market price at end of year(b)	$15.12	$10.11		$19.57	$24.12	$20.28

Net Asset Value Total Return(c)	55.47%	(47.06)%		(17.84)%	21.00%	(3.96)%
Market Price Total Return(c)	55.94%	(47.17)%		(17.96)%	21.31%	(3.96)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$59,593	$16,693		$40,078	$49,324	$55,760
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.65	%(d)	0.63%	0.65%	0.80	%(e)
Expenses, prior to Waivers	0.95%	0.86	%(d)	0.64%	0.77%	0.88	%(e)
Net investment income	1.30%	1.80	%(d)	0.82%	1.37%	1.13%
Portfolio turnover rate(f)	73%	126%		110%	87%	91%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)

Expenses, after Waivers and Expenses, prior to Waivers include state income taxes paid during the fiscal year ended April 30, 2017. Expenses, after Waivers and Expenses, prior to Waivers excluding the taxes paid are 0.63% and 0.71%, respectively.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights–(continued)

Invesco Dynamic Food & Beverage ETF (PBJ)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$30.36	$34.21		$32.81	$33.75	$32.31

Net investment income(a)	0.47	0.41		0.34	0.41	0.33
Net realized and unrealized gain (loss) on investments	10.87	(3.81)		1.39	(0.99)	1.61

Total from investment operations	11.34	(3.40)		1.73	(0.58)	1.94

Distributions to shareholders from:
Net investment income	(0.45)	(0.45)		(0.33)	(0.36)	(0.50)

Net asset value at end of year	$41.25	$30.36		$34.21	$32.81	$33.75

Market price at end of year(b)	$41.27	$30.38		$34.19	$32.76	$33.74

Net Asset Value Total Return(c)	37.65%	(10.00)%		5.37%	(1.70)%	6.03%
Market Price Total Return(c)	37.63%	(9.90)%		5.47%	(1.82)%	6.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$83,735	$63,746		$71,831	$78,732	$146,821
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.64	%(d)	0.63%	0.63%	0.59%
Expenses, prior to Waivers	0.68%	0.64	%(d)	0.65%	0.65%	0.59%
Net investment income	1.35%	1.23	%(d)	1.05%	1.25%	0.99%
Portfolio turnover rate(e)	116%	136%		122%	147%	145%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

	Years Ended April 30,
	2021		2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$27.39		$44.80		$44.89	$42.00	$35.69

Net investment income(a)	0.31	(b)	0.18		0.19	0.41	0.31
Net realized and unrealized gain (loss) on investments	18.62		(17.35)		(0.05)	2.86	6.26

Total from investment operations	18.93		(17.17)		0.14	3.27	6.57

Distributions to shareholders from:
Net investment income	(0.32)		(0.24)		(0.23)	(0.38)	(0.26)

Net asset value at end of year	$46.00		$27.39		$44.80	$44.89	$42.00

Market price at end of year(c)	$45.93		$27.48		$44.78	$44.96	$42.00

Net Asset Value Total Return(d)	69.34%		(38.42)%		0.33%	7.84%	18.52%
Market Price Total Return(d)	68.53%		(38.19)%		0.12%	8.01%	18.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,787,267		$135,590		$67,201	$116,724	$144,902
Ratio to average net assets of:
Expenses, after Waivers	0.55%		0.64	%(e)	0.63%	0.63%	0.61%
Expenses, prior to Waivers	0.55%		0.70	%(e)	0.63%	0.65%	0.61%
Net investment income	0.76	%(b)	0.47	%(e)	0.42%	0.97%	0.83%
Portfolio turnover rate(f)	126%		163%		207%	177%	183%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.01 and 0.02%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco Dynamic Media ETF (PBS)

	Years Ended April 30,
	2021		2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$27.88		$34.65		$29.14	$27.97	$25.13

Net investment income(a)	0.40	(b)	0.12		0.16	0.15	0.06
Net realized and unrealized gain (loss) on investments	23.96		(6.75)		5.58	1.14	2.82

Total from investment operations	24.36		(6.63)		5.74	1.29	2.88

Distributions to shareholders from:
Net investment income	(0.24)		(0.14)		(0.23)	(0.12)	(0.04)

Net asset value at end of year	$52.00		$27.88		$34.65	$29.14	$27.97

Market price at end of year(c)	$51.96		$27.85		$34.65	$29.16	$27.98

Net Asset Value Total Return(d)	87.47%		(19.20)%		19.81%	4.64%	11.49%
Market Price Total Return(d)	87.53%		(19.28)%		19.73%	4.67%	11.57%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$82,685		$30,668		$88,348	$48,080	$148,230
Ratio to average net assets of:
Expenses, after Waivers	0.63%		0.64	%(e)	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.72%		0.67	%(e)	0.67%	0.68%	0.63%
Net investment income	0.94	%(b)	0.36	%(e)	0.49%	0.53%	0.21%
Portfolio turnover rate(f)	99%		146%		103%	150%	103%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.04 and 0.08%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco Dynamic Networking ETF (PXQ)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$57.59	$63.16		$50.08	$43.58	$33.65

Net investment income(a)	0.08	0.10		0.66	0.18	0.21
Net realized and unrealized gain (loss) on investments	27.86	(5.51)		13.13	6.62	9.90

Total from investment operations	27.94	(5.41)		13.79	6.80	10.11

Distributions to shareholders from:
Net investment income	(0.13)	(0.16)		(0.71)	(0.30)	(0.18)

Net asset value at end of year	$85.40	$57.59		$63.16	$50.08	$43.58

Market price at end of year(b)	$85.46	$57.51		$63.14	$50.10	$43.59

Net Asset Value Total Return(c)	48.59%	(8.56)%		27.90%	15.70%	30.19%
Market Price Total Return(c)	48.90%	(8.66)%		27.81%	15.73%	30.22%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$41,848	$46,070		$101,051	$60,091	$26,145
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.64	%(d)	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.73%	0.65	%(d)	0.64%	0.83%	0.89%
Net investment income	0.11%	0.17	%(d)	1.21%	0.39%	0.55%
Portfolio turnover rate(e)	103%	99%		98%	79%	97%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

	Years Ended April 30,
	2021		2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$2.39		$6.87		$9.70	$10.70		$13.20

Net investment income(a)	0.07	(b)	0.07		0.04	0.27	(c)	0.06
Net realized and unrealized gain (loss) on investments	0.94	(d)	(4.47)		(2.81)	(1.01)		(2.41)

Total from investment operations	1.01		(4.40)		(2.77)	(0.74)		(2.35)

Distributions to shareholders from:
Net investment income	(0.14)		(0.08)		(0.06)	(0.26)		(0.08)
Return of capital	-		-		-	-		(0.07)

Total distributions	(0.14)		(0.08)		(0.06)	(0.26)		(0.15)

Net asset value at end of year	$3.26		$2.39		$6.87	$9.70		$10.70

Market price at end of year(e)	$3.27		$2.40		$6.87	$9.70		$10.70

Net Asset Value Total Return(f)	43.34%		(63.87)%		(28.69)%	(6.71)%		(17.99)%
Market Price Total Return(f)	43.19%		(63.72)%		(28.69)%	(6.72)%		(17.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$55,918		$5,971		$17,519	$37,827		$33,174
Ratio to average net assets of:
Expenses, after Waivers	0.63%		0.67	%(g)	0.63%	0.63%		0.63%
Expenses, prior to Waivers	1.17%		1.09	%(g)	0.83%	0.86%		0.75%
Net investment income	2.32	%(b)	1.51	%(g)	0.48%	2.90	%(c)	0.47%
Portfolio turnover rate(h)	63%		82%		81%	91%		90%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.03 and 1.07%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.06 and 0.61%, respectively.

(d)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco Dynamic Pharmaceuticals ETF (PJP)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$62.54	$62.65	$61.49	$60.71	$62.16

Net investment income(a)	0.53	0.55	0.69	0.43	0.48
Net realized and unrealized gain (loss) on investments	15.60	(0.08)	1.17	0.79	(1.40)

Total from investment operations	16.13	0.47	1.86	1.22	(0.92)

Distributions to shareholders from:
Net investment income	(0.56)	(0.58)	(0.70)	(0.44)	(0.53)

Net asset value at end of year	$78.11	$62.54	$62.65	$61.49	$60.71

Market price at end of year(b)	$78.17	$62.49	$62.64	$61.53	$60.71

Net Asset Value Total Return(c)	25.91%	0.83%	3.02%	1.99%	(1.47)%
Market Price Total Return(c)	26.10%	0.77%	2.94%	2.05%	(1.44)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$358,503	$356,497	$416,591	$525,754	$764,908
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.56%	0.56%	0.57%	0.56%
Expenses, prior to Waivers	0.58%	0.56%	0.56%	0.57%	0.56%
Net investment income	0.76%	0.92%	1.03%	0.68%	0.79%
Portfolio turnover rate(d)	48%	63%	81%	98%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Semiconductors ETF (PSI)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$63.60	$58.09	$48.91	$42.47	$24.50

Net investment income(a)	0.19	0.29	0.38	0.14	0.19
Net realized and unrealized gain on investments	57.49	5.60	9.19	6.41	18.02

Total from investment operations	57.68	5.89	9.57	6.55	18.21

Distributions to shareholders from:
Net investment income	(0.19)	(0.38)	(0.39)	(0.11)	(0.24)

Net asset value at end of year	$121.09	$63.60	$58.09	$48.91	$42.47

Market price at end of year(b)	$120.96	$63.71	$58.04	$48.94	$42.51

Net Asset Value Total Return(c)	90.85%	10.23%	19.71%	15.42%	74.65%
Market Price Total Return(c)	90.32%	10.51%	19.53%	15.38%	74.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$633,276	$228,946	$200,423	$315,455	$235,699
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.57%	0.58%	0.61%	0.63%
Expenses, prior to Waivers	0.56%	0.57%	0.58%	0.61%	0.63%
Net investment income	0.20%	0.49%	0.73%	0.29%	0.55%
Portfolio turnover rate(d)	95%	94%	98%	65%	62%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco Dynamic Software ETF (PSJ)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$98.85	$96.10	$70.81	$53.44	$42.20

Net investment income (loss)(a)	(0.43)	0.03	(0.22)	(0.27)	(0.05)
Net realized and unrealized gain on investments	64.86	2.83	25.51	17.64	11.30

Total from investment operations	64.43	2.86	25.29	17.37	11.25

Distributions to shareholders from:
Net investment income	-	(0.11)	-	-	(0.01)

Net asset value at end of year	$163.28	$98.85	$96.10	$70.81	$53.44

Market price at end of year(b)	$163.23	$98.80	$96.13	$70.90	$53.39

Net Asset Value Total Return(c)	65.17%	2.99%	35.71%	32.51%	26.67%
Market Price Total Return(c)	65.21%	2.91%	35.58%	32.80%	26.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$622,085	$400,339	$437,243	$155,784	$101,545
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.56%	0.58%	0.63%	0.63%
Expenses, prior to Waivers	0.56%	0.56%	0.58%	0.63%	0.64%
Net investment income (loss)	(0.31)%	0.03%	(0.27)%	(0.42)%	(0.11)%
Portfolio turnover rate(d)	176%	190%	157%	145%	154%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dynamic Biotechnology & Genome ETF (PBE)	“Dynamic Biotechnology & Genome ETF”

Invesco Dynamic Building & Construction ETF (PKB)	“Dynamic Building & Construction ETF”

Invesco Dynamic Energy Exploration & Production ETF (PXE)	“Dynamic Energy Exploration & Production ETF”

Invesco Dynamic Food & Beverage ETF (PBJ)	“Dynamic Food & Beverage ETF”

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	“Dynamic Leisure and Entertainment ETF”

Invesco Dynamic Media ETF (PBS)	“Dynamic Media ETF”

Invesco Dynamic Networking ETF (PXQ)	“Dynamic Networking ETF”

Invesco Dynamic Oil & Gas Services ETF (PXJ)	“Dynamic Oil & Gas Services ETF”

Invesco Dynamic Pharmaceuticals ETF (PJP)	“Dynamic Pharmaceuticals ETF”

Invesco Dynamic Semiconductors ETF (PSI)	“Dynamic Semiconductors ETF”

Invesco Dynamic Software ETF (PSJ)	“Dynamic Software ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dynamic Biotechnology & Genome ETF	Dynamic Biotech & Genome IntellidexSM Index

Dynamic Building & Construction ETF	Dynamic Building & Construction IntellidexSM Index

Dynamic Energy Exploration & Production ETF	Dynamic Energy Exploration & Production IntellidexSM Index

Dynamic Food & Beverage ETF	Dynamic Food & Beverage IntellidexSM Index

Dynamic Leisure and Entertainment ETF	Dynamic Leisure & Entertainment IntellidexSM Index

Dynamic Media ETF	Dynamic Media IntellidexSM Index

Dynamic Networking ETF	Dynamic Networking IntellidexSM Index

Dynamic Oil & Gas Services ETF	Dynamic Oil Services IntellidexSM Index

Dynamic Pharmaceuticals ETF	Dynamic Pharmaceutical IntellidexSM Index

Dynamic Semiconductors ETF	Dynamic Semiconductor IntellidexSM Index

Dynamic Software ETF	Dynamic Software IntellidexSM Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day.

65

Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have

66

no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

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Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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G.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent

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necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2023. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2023. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome ETF, Dynamic Building & Construction ETF, Dynamic Leisure and Entertainment ETF, Dynamic Pharmaceuticals ETF, Dynamic Semiconductors ETF and Dynamic Software ETF.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome ETF	$319

Dynamic Building & Construction ETF	162

Dynamic Energy Exploration & Production ETF	77,547

Dynamic Food & Beverage ETF	32,828

Dynamic Leisure and Entertainment ETF	386

Dynamic Media ETF	45,507

Dynamic Networking ETF	48,182

Dynamic Oil & Gas Services ETF	81,309

Dynamic Pharmaceuticals ETF	306

Dynamic Semiconductors ETF	303

Dynamic Software ETF	455

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2021 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/22	4/30/23	4/30/24

Dynamic Energy Exploration & Production ETF	$140,260	$7,050	$55,789	$77,421

Dynamic Food & Beverage ETF	48,699	16,009	-	32,690

Dynamic Media ETF	84,250	24,608	14,261	45,381

Dynamic Networking ETF	67,121	10,092	8,945	48,084

Dynamic Oil & Gas Services ETF	182,539	53,533	47,836	81,170

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with ICE Data Indices, LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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For the fiscal year ended April 30, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Biotechnology & Genome ETF	$9,373

Dynamic Building & Construction ETF	6,373

Dynamic Energy Exploration & Production ETF	21,169

Dynamic Food & Beverage ETF	13,541

Dynamic Leisure and Entertainment ETF	28,802

Dynamic Media ETF	9,091

Dynamic Networking ETF	6,920

Dynamic Oil & Gas Services ETF	8,250

Dynamic Pharmaceuticals ETF	10,519

Dynamic Semiconductors ETF	15,902

Dynamic Software ETF	28,075

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
Dynamic Biotechnology & Genome ETF	$312,494	$435,553	$(65,482)

Dynamic Building & Construction ETF	-	3,283,191	69,886

Dynamic Energy Exploration & Production ETF	187,893	-	-

Dynamic Food & Beverage ETF	2,571,161	807,379	(16,582)

Dynamic Leisure and Entertainment ETF	-	231,837	(45,904)

Dynamic Media ETF	389,134	-	-

Dynamic Networking ETF	297,177	1,028,816	90,477

Dynamic Oil & Gas Services ETF	313,813	245,590	(15,768)

Dynamic Pharmaceuticals ETF	3,459,110	1,787,323	(39,110)

Dynamic Semiconductors ETF	5,004,949	6,235,074	(580,306)

Dynamic Software ETF	1,550,270	4,661,978	(55,032)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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The following is a summary of the tiered valuation input levels, as of April 30, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dynamic Biotechnology & Genome ETF

Investments in Securities

Common Stocks & Other Equity Interests	$287,992,701	$-	$-	$287,992,701

Money Market Funds	97,394	42,687,900	-	42,785,294

Total Investments	$288,090,095	$42,687,900	$-	$330,777,995

Dynamic Building & Construction ETF

Investments in Securities

Common Stocks & Other Equity Interests	$279,845,057	$-	$-	$279,845,057

Money Market Funds	161,244	189,248	-	350,492

Total Investments	$280,006,301	$189,248	$-	$280,195,549

Dynamic Energy Exploration & Production ETF

Investments in Securities

Common Stocks & Other Equity Interests	$59,607,319	$-	$-	$59,607,319

Money Market Funds	126,666	4,198,613	-	4,325,279

Total Investments	$59,733,985	$4,198,613	$-	$63,932,598

Dynamic Food & Beverage ETF

Investments in Securities

Common Stocks & Other Equity Interests	$83,701,860	$-	$-	$83,701,860

Money Market Funds	178,307	8,958,345	-	9,136,652

Total Investments	$83,880,167	$8,958,345	$-	$92,838,512

Dynamic Leisure and Entertainment ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,787,695,856	$-	$-	$1,787,695,856

Money Market Funds	480,462	422,568,105	-	423,048,567

Total Investments	$1,788,176,318	$422,568,105	$-	$2,210,744,423

Dynamic Media ETF

Investments in Securities

Common Stocks & Other Equity Interests	$82,735,270	$-	$-	$82,735,270

Money Market Funds	103,023	14,782,800	-	14,885,823

Total Investments	$82,838,293	$14,782,800	$-	$97,621,093

Dynamic Networking ETF

Investments in Securities

Common Stocks & Other Equity Interests	$41,844,524	$-	$-	$41,844,524

Money Market Funds	131,683	7,519,795	-	7,651,478

Total Investments	$41,976,207	$7,519,795	$-	$49,496,002

Dynamic Oil & Gas Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$52,001,105	$-	$-	$52,001,105

Money Market Funds	105,292	11,705,389	-	11,810,681

Total Investments	$52,106,397	$11,705,389	$-	$63,811,786

Dynamic Pharmaceuticals ETF

Investments in Securities

Common Stocks & Other Equity Interests	$358,814,085	$-	$-	$358,814,085

Money Market Funds	-	2,927,684	-	2,927,684

Total Investments	$358,814,085	$2,927,684	$-	$361,741,769

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	Level 1	Level 2	Level 3	Total

Dynamic Semiconductors ETF

Investments in Securities

Common Stocks & Other Equity Interests	$633,130,866	$-	$-	$633,130,866

Money Market Funds	452,681	33,611,357	-	34,064,038

Total Investments	$633,583,547	$33,611,357	$-	$667,194,904

Dynamic Software ETF

Investments in Securities

Common Stocks & Other Equity Interests	$622,028,293	$-	$-	$622,028,293

Money Market Funds	17,939,917	102,757,408	-	120,697,325

Total Investments	$639,968,210	$102,757,408	$-	$742,725,618

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*

Dynamic Biotechnology & Genome ETF	$-	$123,165

Dynamic Building & Construction ETF	433,800	481,809

Dynamic Energy Exploration & Production ETF	792,552	505,197

Dynamic Food & Beverage ETF	944,117	932,756

Dynamic Leisure and Entertainment ETF	5,848,193	332,937

Dynamic Media ETF	314,727	217,169

Dynamic Networking ETF	100,661	172,521

Dynamic Oil & Gas Services ETF	1,344,733	179,231

Dynamic Pharmaceuticals ETF	2,788,878	3,496,032

Dynamic Semiconductors ETF	708,334	1,250,725

Dynamic Software ETF	-	498,339

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

				Net
				Unrealized		Late-Year
	Undistributed	Undistributed	Temporary	Appreciation		Ordinary	Shares of
	Ordinary	Long-Term	Book/Tax	(Depreciation)-	Capital Loss	Loss	Beneficial	Total
	Income	Capital Gains	Differences	Investments	Carryforwards	Deferral	Interest	Net Assets

Dynamic Biotechnology & Genome ETF	$-	$-	$(74,970)	$30,544,418	$(234,206,813)	$(545,972)	$492,116,270	$287,832,933

Dynamic Building & Construction ETF	245	-	(50,266)	51,720,493	(65,956,877)	-	294,079,569	279,793,164

Dynamic Energy Exploration & Production ETF	-	-	(52,345)	(1,365,283)	(126,036,180)	-	187,047,081	59,593,273

Dynamic Food & Beverage ETF	138,335	-	(61,354)	12,253,050	(83,122,951)	-	154,528,243	83,735,323

Dynamic Leisure and Entertainment ETF	-	-	(52,134)	(2,534,252)	(40,884,757)	-	1,830,738,075	1,787,266,932

Dynamic Media ETF	182,349	-	(54,186)	7,752,108	(84,603,781)	-	159,408,760	82,685,250

Dynamic Networking ETF	-	-	(45,068)	7,144,840	(45,172,530)	-	79,920,975	41,848,217

Dynamic Oil & Gas Services ETF	-	-	(186,314)	(10,873,932)	(105,234,969)	-	172,212,754	55,917,539

Dynamic Pharmaceuticals ETF	319,777	-	(117,868)	53,562,530	(422,570,532)	-	727,309,262	358,503,169

Dynamic Semiconductors ETF	45,679	-	(48,868)	118,450,441	(8,334,233)	-	523,163,158	633,276,177

Dynamic Software ETF	7,420,044	13,559,561	(49,983)	38,891,095	-	-	562,264,675	622,085,392

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2021:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Biotechnology & Genome ETF	$206,288,745	$27,918,068	$234,206,813

Dynamic Building & Construction ETF	57,303,210	8,653,667	65,956,877

Dynamic Energy Exploration & Production ETF	90,716,496	35,319,684	126,036,180

Dynamic Food & Beverage ETF	74,215,193	8,907,758	83,122,951

Dynamic Leisure and Entertainment ETF	39,231,050	1,653,707	40,884,757

Dynamic Media ETF	81,343,121	3,260,660	84,603,781

Dynamic Networking ETF	34,919,446	10,253,084	45,172,530

Dynamic Oil & Gas Services ETF	57,744,739	47,490,230	105,234,969

Dynamic Pharmaceuticals ETF	168,029,525	254,541,007	422,570,532

Dynamic Semiconductors ETF	8,334,233	-	8,334,233

Dynamic Software ETF	-	-	-

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Biotechnology & Genome ETF	$392,102,560	$388,381,132

Dynamic Building & Construction ETF	218,079,907	219,573,347

Dynamic Energy Exploration & Production ETF	17,797,693	18,242,816

Dynamic Food & Beverage ETF	86,151,708	85,373,942

Dynamic Leisure and Entertainment ETF	867,839,602	875,017,444

Dynamic Media ETF	51,009,813	49,938,595

Dynamic Networking ETF	53,750,993	52,500,204

Dynamic Oil & Gas Services ETF	9,640,954	11,715,681

Dynamic Pharmaceuticals ETF	168,157,817	167,234,329

Dynamic Semiconductors ETF	357,197,708	361,530,501

Dynamic Software ETF	1,005,560,271	1,017,894,252

For the fiscal year ended April 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

Dynamic Biotechnology & Genome ETF	$245,908,620	$269,629,154

Dynamic Building & Construction ETF	288,062,851	175,830,463

Dynamic Energy Exploration & Production ETF	67,130,521	29,428,478

Dynamic Food & Beverage ETF	66,742,270	68,840,151

Dynamic Leisure and Entertainment ETF	2,258,143,783	794,849,673

Dynamic Media ETF	76,700,410	51,030,629

Dynamic Networking ETF	40,979,082	66,777,478

Dynamic Oil & Gas Services ETF	67,281,214	11,917,914

Dynamic Pharmaceuticals ETF	93,029,521	169,669,323

Dynamic Semiconductors ETF	468,125,237	264,920,247

Dynamic Software ETF	705,402,330	739,357,062

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of April 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

Dynamic Biotechnology & Genome ETF	$44,921,191	$(14,376,773)	$30,544,418	$300,233,577

Dynamic Building & Construction ETF	53,300,232	(1,579,739)	51,720,493	228,475,056

Dynamic Energy Exploration & Production ETF	2,741,241	(4,106,524)	(1,365,283)	65,297,881

Dynamic Food & Beverage ETF	12,506,582	(253,532)	12,253,050	80,585,462

Dynamic Leisure and Entertainment ETF	100,552,691	(103,086,943)	(2,534,252)	2,213,278,675

Dynamic Media ETF	11,125,988	(3,373,880)	7,752,108	89,868,985

Dynamic Networking ETF	7,909,283	(764,443)	7,144,840	42,351,162

Dynamic Oil & Gas Services ETF	212,048	(11,085,980)	(10,873,932)	74,685,718

Dynamic Pharmaceuticals ETF	65,673,048	(12,110,518)	53,562,530	308,179,239

Dynamic Semiconductors ETF	124,417,607	(5,967,166)	118,450,441	548,744,463

Dynamic Software ETF	68,014,283	(29,123,188)	38,891,095	703,834,523

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

Dynamic Biotechnology & Genome ETF	$185,505	$(76,997,882)	$76,812,377

Dynamic Building & Construction ETF	-	(28,931,339)	28,931,339

Dynamic Energy Exploration & Production ETF	86,445	(2,422,909)	2,336,464

Dynamic Food & Beverage ETF	11,046	(9,592,492)	9,581,446

Dynamic Leisure and Entertainment ETF	712,668	(155,709,969)	154,997,301

Dynamic Media ETF	-	(14,694,016)	14,694,016

Dynamic Networking ETF	17,586	(15,902,917)	15,885,331

Dynamic Oil & Gas Services ETF	884,992	1,291,474	(2,176,466)

Dynamic Pharmaceuticals ETF	-	(50,906,417)	50,906,417

Dynamic Semiconductors ETF	-	(81,563,857)	81,563,857

Dynamic Software ETF	1,731,454	(181,624,738)	179,893,284

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at

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least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021, and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Biotechnology & Genome ETF (PBE)

Actual	$1,000.00	$1,329.40	0.58%	$3.35

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

Invesco Dynamic Building & Construction ETF (PKB)

Actual	1,000.00	1,446.70	0.58	3.52

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

Invesco Dynamic Energy Exploration & Production ETF (PXE)

Actual	1,000.00	2,104.90	0.63	4.85

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Food & Beverage ETF (PBJ)

Actual	1,000.00	1,287.20	0.63	3.57

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

Actual	1,000.00	1,544.60	0.54	3.41

Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71

Invesco Dynamic Media ETF (PBS)

Actual	1,000.00	1,467.00	0.63	3.85

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Networking ETF (PXQ)

Actual	$1,000.00	$1,276.20	0.63%	$3.56

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Oil & Gas Services ETF (PXJ)

Actual	1,000.00	1,761.20	0.63	4.31

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Pharmaceuticals ETF (PJP)

Actual	1,000.00	1,261.40	0.58	3.25

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

Invesco Dynamic Semiconductors ETF (PSI)

Actual	1,000.00	1,511.70	0.56	3.49

Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81

Invesco Dynamic Software ETF (PSJ)

Actual	1,000.00	1,319.70	0.55	3.16

Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Dynamic Biotechnology & Genome ETF	0%	0%	0%	0%	0%

Invesco Dynamic Building & Construction ETF	0%	100%	100%	0%	0%

Invesco Dynamic Energy Exploration & Production ETF	0%	77%	82%	0%	0%

Invesco Dynamic Food & Beverage ETF	0%	100%	100%	0%	0%

Invesco Dynamic Leisure and Entertainment ETF	0%	100%	100%	0%	0%

Invesco Dynamic Media ETF	0%	100%	100%	0%	0%

Invesco Dynamic Networking ETF	0%	100%	100%	0%	0%

Invesco Dynamic Oil & Gas Services ETF	0%	25%	7%	0%	0%

Invesco Dynamic Pharmaceuticals ETF	0%	100%	100%	0%	0%

Invesco Dynamic Semiconductors ETF	0%	100%	100%	0%	0%

Invesco Dynamic Software ETF	0%	0%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of April 30, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	220	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	220	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	220	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	220	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992- 2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	220	Formerly, Treasurer (2018-2021), Finance Committee Member (2015- 2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009- 2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	220	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020)

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	220	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	220	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	220	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	220	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO; Vice President and Fund Administration, Invesco Advisers, Inc. (2020- Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

88

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel – 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster – 1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

89

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008- 2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

90

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF
Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF
Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF
Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF
Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF
Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF
Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF
Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF
Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF
Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF
Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF
Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF
Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF
Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF
Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF
Invesco Dynamic Market ETF	Invesco Water Resources ETF
Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF
Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF
Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF
Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

91

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2023, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF,

92

Approval of Investment Advisory Contracts–(continued)

Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds, except Invesco WilderHill Clean Energy ETF, were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X

Invesco Global Listed Private Equity ETF		N/A	X

93

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF	X	X	X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF	X		X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		N/A

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

94

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/ Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF	X	X	X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF	X		X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		N/A	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

95

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

96

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

97

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-7	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2021

RSP	Invesco S&P 500® Equal Weight ETF

EWCO	Invesco S&P 500® Equal Weight Communication Services ETF

RCD	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

RHS	Invesco S&P 500® Equal Weight Consumer Staples ETF

RYE	Invesco S&P 500® Equal Weight Energy ETF

RYF	Invesco S&P 500® Equal Weight Financials ETF

RYH	Invesco S&P 500® Equal Weight Health Care ETF

RGI	Invesco S&P 500® Equal Weight Industrials ETF

RTM	Invesco S&P 500® Equal Weight Materials ETF

EWRE	Invesco S&P 500® Equal Weight Real Estate ETF

RYT	Invesco S&P 500® Equal Weight Technology ETF

RYU	Invesco S&P 500® Equal Weight Utilities ETF

EWMC	Invesco S&P MidCap 400® Equal Weight ETF

EWSC	Invesco S&P SmallCap 600® Equal Weight ETF

2

The Market Environment

Domestic Equity

As many businesses began to shut down in April 2020 due to coronavirus (COVID-19), US unemployment numbers continued to climb, as the economy ground to a halt. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in COVID-19 infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many US regions. In July, the US Federal Reserve (the Fed) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, second-quarter gross domestic product (GDP) fell by 31.4%,1 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since COVID-19 began, the recovery appeared to slow in the fourth quarter with employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year

US Treasury yield rose from 0.92% at year-end to 1.63%2 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April. US stocks had strong returns for the fiscal year, with the S&P 500 Index returning 45.98% for the year.3

[1]	Source: US Bureau of Economic Analysis
[2]	Source: Bloomberg L.P.
[3]	Source: Lipper Inc.

3

RSP	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight ETF (RSP)

As an index fund, the Invesco S&P 500® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is an equal-weighted version of the S&P 500® Index. Unlike the S&P 500® Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 56.53%. On a net asset value (“NAV”) basis, the Fund returned 56.72%. During the same time period, the Index returned 57.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and the security selection within the consumer discretionary sector and to the Fund’s overweight allocation to and security selection within the industrials sector.

For the fiscal year ended April 30, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included L Brands, Inc., a consumer discretionary company (portfolio average weight of 0.23%), and ViacomCBS Inc., Class B, a communication services company (portfolio average weight of 0.22%). Positions that detracted most significantly from the Fund’s return during this period included Coty Inc., Class A, a consumer staples company (no longer held at fiscal year-end) and Gilead Sciences, Inc., a health care company (portfolio average weight of 0.19%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	15.05
Industrials	15.04
Financials	12.99
Health Care	12.61
Consumer Discretionary	12.41
Consumer Staples	6.36
Real Estate	5.93
Utilities	5.76
Materials	5.64
Communication Services	4.07
Energy	4.06
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Kansas City Southern	0.26
Equifax, Inc.	0.26
IQVIA Holdings, Inc.	0.24
Mettler-Toledo International, Inc.	0.24
PulteGroup, Inc.	0.23
Pool Corp.	0.23
D.R. Horton, Inc.	0.23
United Parcel Service, Inc., Class B	0.23
Seagate Technology PLC	0.23
Facebook, Inc., Class A	0.23
Total	2.38

*	Excluding money market fund holdings.

4

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Index	57.05%	16.53%	58.23%	15.53%	105.81%	13.27%	247.55%	12.48%	732.14%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	11.05	560.56
Fund
NAV Return	56.72	16.33	57.43	15.28	103.60	12.90	236.37	11.99	669.65
Market Price Return	56.53	16.33	57.42	15.27	103.55	12.89	236.30	12.00	669.91

Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) Inception: April 24, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

EWCO	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

As an index fund, the Invesco S&P 500® Equal Weight Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Communication Services Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the” Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Communication Services Plus Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the communication services sector, as defined according to the Global Industry Classification Standard (“GICS”). The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media & services.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 71.00%. On a net asset value (“NAV”) basis, the Fund returned 70.90%. During the same time period, the Index returned 71.61%. differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the media industry, as well as the Fund’s overweight allocation to the publishing sub-industry.

For the fiscal year ended April 30, 2021, the media industry contributed most significantly to the Fund’s return, followed by the entertainment industry. No industry detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included ViacomCBS, Inc., Class B, a media company (portfolio average weight of 4.97%), and News Corp., Class A, a media company (portfolio average weight of 3.69%). No positions detracted from the Fund’s return during this period.

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Media	38.41
Entertainment	27.81
Interactive Media & Services	14.84
Diversified Telecommunication Services	14.01
Wireless Telecommunication Services	4.84
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Facebook, Inc., Class A	5.65
DISH Network Corp., Class A	5.60
Electronic Arts, Inc.	5.07
Charter Communications, Inc., Class A	5.03
Interpublic Group of Cos., Inc. (The)	5.00
Omnicom Group, Inc.	4.93
AT&T, Inc.	4.91
T-Mobile US, Inc.	4.84
Verizon Communications, Inc.	4.84
Take-Two Interactive Software, Inc.	4.80
Total	50.67

*	Excluding money market fund holdings.

6

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2021

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500® Equal Weight Communication Services Plus Index	71.61%	20.05%	57.36%
S&P 500® Index	45.98	19.55	55.72
Fund
NAV Return	70.90	19.58	55.82
Market Price Return	71.00	19.57	55.80

Fund Inception: November 7, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

RCD	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Discretionary Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer discretionary sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer discretionary sector includes a manufacturing segment, composed of automotive, household durable goods, leisure equipment and textiles and apparel, and a services segment, composed of hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 83.29%. On a net asset value (“NAV”) basis, the Fund returned 83.18%. During the same time period, the Index returned 83.89%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the hotels, restaurants & leisure industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the

Fund’s overweight allocation to and security selection in the specialty retail, household durables, and textiles, apparel & luxury goods industries, respectively.

For the fiscal year ended April 30, 2021, the specialty retail industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure and household durables industries, respectively. The diversified consumer services industry was the only industry to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included L Brands, Inc., a specialty retail company (portfolio average weight of 1.90%), and Gap, Inc. (The), a specialty retail company (portfolio average weight of 1.83%). Positions that detracted most significantly from the Fund’s return during this period included Penn National Gaming, Inc., a hotels, restaurants & leisure company (portfolio average weight of 0.14%), and H&R Block, Inc., a diversified consumer services company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Hotels, Restaurants & Leisure	27.75
Specialty Retail	21.73
Household Durables	15.47
Textiles, Apparel & Luxury Goods	11.19
Distributors	5.22
Multiline Retail	5.09
Internet & Direct Marketing Retail	4.62
Automobiles	4.36
Industry Types Each Less Than 3%	4.54
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Pool Corp.	1.89
PulteGroup, Inc.	1.89
D.R. Horton, Inc.	1.86
Home Depot, Inc. (The)	1.81
Lennar Corp., Class A	1.80
Domino’s Pizza, Inc.	1.79
Target Corp.	1.76
O’Reilly Automotive, Inc.	1.75
Lowe’s Cos., Inc.	1.75
AutoZone, Inc.	1.74
Total	18.04

*	Excluding money market fund holdings.

8

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Discretionary Index	83.89%	16.58%	58.44%	13.43%	87.77%	13.46%	253.68%	10.49%	324.60%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	83.18	16.19	56.88	13.04	84.55	12.99	239.15	10.03	299.50
Market Price Return	83.29	16.19	56.85	13.04	84.59	12.99	239.02	10.02	299.37

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RHS	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Staples Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer staples sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer staples sector includes manufacturers and distributors of food, beverages and tobacco, producers of non-durable household goods and personal products, food and drug retailing companies and consumer super centers.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 23.31%. On a net asset value (“NAV”) basis, the Fund returned 23.33%. During the same time period, the Index returned 23.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the beverages industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the food products and household products industries, respectively.

For the fiscal year ended April 30, 2021, the foods products industry contributed most significantly to the Fund’s return, followed by the beverages and food & staples retailing industries, respectively. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Estee Lauder Cos., Inc. (The), Class A, a personal products company (portfolio average weight of 3.25%), and Archer-Daniels-Midland Co., a food products company (portfolio average weight of 3.19%). Positions that detracted most significantly from the Fund’s return during this period included Coty Inc., Class A, a personal products company (no longer held at fiscal year-end), and Kellogg Co., a food products company (portfolio average weight of 3.04%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Food Products	40.22
Beverages	19.50
Food & Staples Retailing	15.56
Household Products	15.25
Tobacco	6.16
Personal Products	3.24
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Molson Coors Beverage Co., Class B	3.52
Costco Wholesale Corp.	3.35
Monster Beverage Corp.	3.26
Estee Lauder Cos., Inc. (The), Class A	3.24
Archer-Daniels-Midland Co.	3.24
PepsiCo, Inc.	3.23
Kraft Heinz Co. (The)	3.23
Philip Morris International, Inc.	3.23
JM Smucker Co. (The)	3.22
Hershey Co. (The)	3.22
Total	32.74

*	Excluding money market fund holdings.

10

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Staples Index	23.88%	12.54%	42.54%	8.72%	51.91%	12.66%	229.31%	11.50%	384.82%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	23.33	12.12	40.95	8.29	48.93	12.14	214.40	10.96	351.57
Market Price Return	23.31	12.11	40.91	8.28	48.82	12.10	213.49	10.96	351.43

Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RYE	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Energy ETF (RYE)

As an index fund, the Invesco S&P 500® Equal Weight Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Energy Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the energy sector, as defined according to the Global Industry Classification Standard (“GICS”). The energy sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels, as well as companies that offer oil and gas equipment and services.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 50.15%. On a net asset value (“NAV”) basis, the Fund returned 50.01%. During the same time period, the Index returned 50.60%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the

Benchmark Index during that period can be attributed to the Fund being overweight in the energy equipment & services industry.

For the fiscal year ended April 30, 2021, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. No industry detracted from the Fund’s return during this period.

The position that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 was Devon Energy Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.26%) and ONEOK, Inc., an oil, gas & consumable fuels company (portfolio average weight of 4.04%). Positions that detracted most significantly from the Fund’s return during this period included Cabot Oil & Gas Corp., an oil, gas & consumable fuels company (portfolio average weight of 3.80%) and Noble Energy, Inc., an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Oil, Gas & Consumable Fuels	83.62
Energy Equipment & Services	16.19
Money Market Funds Plus Other Assets Less Liabilities	0.19

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Kinder Morgan, Inc.	4.87
Hess Corp.	4.80
Williams Cos., Inc. (The)	4.76
ONEOK, Inc.	4.74
Diamondback Energy, Inc.	4.66
EOG Resources, Inc.	4.59
Devon Energy Corp.	4.51
Marathon Petroleum Corp.	4.50
APA Corp.	4.40
Schlumberger Ltd.	4.36
Total	46.19

*	Excluding money market fund holdings.

12

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Energy Index	50.60%	(9.57)%	(26.04)%	(3.43)%	(16.01)%	(3.79)%	(32.01)%	0.99%	15.28%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	50.01	(9.84)	(26.70)	(3.74)	(17.36)	(4.12)	(34.34)	0.55	8.22
Market Price Return	50.15	(9.87)	(26.78)	(3.72)	(17.27)	(4.10)	(34.23)	0.56	8.36

Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RYF	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Financials ETF (RYF)

As an index fund, the Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Financials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer financials sector, as defined according to the Global Industry Classification Standard (“GICS”). The financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance, as well as financial exchanges and data and mortgage real estate investment trusts.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 72.30%. On a net asset value (“NAV”) basis, the Fund returned 72.61%. During the same time period, the Index returned 73.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the banks, insurance and capital markets industries, respectively.

For the fiscal year ended April 30, 2021, the banks industry most significantly contributed to the Fund’s return, followed by the insurance and capital markets industries, respectively. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Invesco Ltd., capital markets company (portfolio average weight of 1.63%) and SVB Financial Group, a banks company (portfolio average weight of 1.70%). No positions detracted from the Fund’s return during this period.

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Insurance	34.33
Capital Markets	30.94
Banks	26.76
Consumer Finance	6.28
Diversified Financial Services	1.55
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Hartford Financial Services Group, Inc. (The)	1.74
MSCI, Inc.	1.71
Willis Towers Watson PLC	1.70
Marsh & McLennan Cos., Inc.	1.68
Arthur J. Gallagher & Co.	1.68
Ameriprise Financial, Inc.	1.68
BlackRock, Inc.	1.67
Assurant, Inc.	1.67
S&P Global, Inc.	1.65
Wells Fargo & Co.	1.65
Total	16.83

*	Excluding money market fund holdings.

14

Invesco S&P 500® Equal Weight Financials ETF (RYF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Financials Index	73.32%	13.83%	47.50%	17.53%	124.21%	13.89%	267.19%	6.68%	155.21%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	72.61	13.43	45.94	16.94	118.72	13.34	249.77	5.96	131.60
Market Price Return	72.30	13.43	45.96	16.98	119.09	13.33	249.65	5.97	131.78

Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RYH	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Health Care ETF (RYH)

As an index fund, the Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Health Care Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the health care sector, as defined according to the Global Industry Classification Standard (“GICS”). The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 31.66%. On a net asset value (“NAV”) basis, the Fund returned 31.76%. During the same time period, the Index returned 32.29%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the biotechnology and pharmaceuticals industries.

For the fiscal year ended April 30, 2021, the health care equipment & supplies industry contributed most significantly to the Fund’s return, followed by the health care providers & services and life sciences tools & services industries, respectively. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Align Technology, Inc., a health care equipment & supplies company (portfolio average weight of 1.81%) and IDEXX Laboratories, Inc., a health care equipment & supplies company (portfolio average weight of 1.74%). Positions that detracted most significantly from the Fund’s return during this period included Gilead Sciences, Inc., a biotechnology company (portfolio average weight of 1.49%) and Viatris, Inc. a pharmaceuticals company (portfolio average weight of 1.53%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Health Care Equipment & Supplies	34.52
Health Care Providers & Services	24.08
Pharmaceuticals	13.83
Life Sciences Tools & Services	13.41
Biotechnology	12.57
Health Care Technology	1.59
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
IQVIA Holdings, Inc.	1.89
Mettler-Toledo International, Inc.	1.86
West Pharmaceutical Services, Inc.	1.81
Danaher Corp.	1.78
Intuitive Surgical, Inc.	1.78
Edwards Lifesciences Corp.	1.75
STERIS PLC	1.73
Zoetis, Inc.	1.71
Bio-Rad Laboratories, Inc., Class A	1.70
Boston Scientific Corp.	1.69
Total	17.70

*	Excluding money market fund holdings.

16

Invesco S&P 500® Equal Weight Health Care ETF (RYH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Health Care Index	32.29%	17.34%	61.55%	14.67%	98.26%	15.78%	333.01%	14.00%	567.88%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	31.76	16.88	59.67	14.22	94.40	15.27	314.22	13.33	513.30
Market Price Return	31.66	16.88	59.65	14.24	94.55	15.27	314.05	13.33	513.73

Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

RGI	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Industrials ETF (RGI)

As an index fund, the Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Industrials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the industrials sector, as defined according to the Global Industry Classification Standard (“GICS”). The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery, companies that offer construction and engineering services, providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services and providers of transportation services.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 70.73%. On a net asset value (“NAV”) basis, the Fund returned 70.88%. During the same time period, the Index returned 71.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the machinery, building products, and airlines industries, respectively.

For the fiscal year ended April 30, 2021, the building products industry contributed most significantly to the Fund’s return, followed by the aerospace & defense industry, respectively. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Carrier Global Corp., a building products company (portfolio average weight of 1.53%) and Deere & Co., a machinery company (portfolio average weight of 1.47%). Lockheed Martin Corp., an aerospace & defense company (portfolio average weight of 1.27%) was the only position to detract from the Fund’s return during this period.

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Machinery	21.19
Aerospace & Defense	14.90
Professional Services	9.86
Building Products	9.69
Road & Rail	8.45
Commercial Services & Supplies	6.90
Electrical Equipment	6.43
Airlines	6.17
Air Freight & Logistics	5.56
Industrial Conglomerates	5.44
Trading Companies & Distributors	4.06
Construction & Engineering	1.38
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Kansas City Southern	1.71
Equifax, Inc.	1.70
United Parcel Service, Inc., Class B	1.54
Otis Worldwide Corp.	1.49
Northrop Grumman Corp.	1.49
Fortune Brands Home & Security, Inc.	1.48
Textron, Inc.	1.47
Roper Technologies, Inc.	1.46
Allegion PLC	1.45
IHS Markit Ltd.	1.44
Total	15.23

*	Excluding money market fund holdings.

18

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Industrials Index	71.61%	19.26%	69.64%	17.89%	127.71%	14.22%	278.02%	11.96%	414.05%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	70.88	18.83	67.79	17.44	123.38	13.73	262.07	11.43	380.01
Market Price Return	70.73	18.81	67.69	17.42	123.24	13.70	261.17	11.42	379.72

Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

19

RTM	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Materials ETF (RTM)

As an index fund, the Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Materials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the materials sector, as defined according to the Global Industry Classification Standard (“GICS”). The materials sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 78.24%. On a net asset value (“NAV”) basis, the Fund returned 78.45%. During the same time period, the Index returned 79.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the in the chemicals and metals & mining industries.

For the fiscal year ended April 30, 2021, the specialty chemicals industry contributed most significantly to the Fund’s return followed by the paper packaging industry. No industry detracted the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Freeport-McMoRan, Inc., a metals & mining company (portfolio average weight of 4.00%) and Mosaic Co. (The), a chemicals company (portfolio average weight of 3.75%). No positions detracted from the Fund’s return during this period.

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Chemicals	56.51
Containers & Packaging	25.60
Metals & Mining	10.94
Construction Materials	6.96
Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2021
Security
Avery Dennison Corp.	3.99
Nucor Corp.	3.97
PPG Industries, Inc.	3.97
Sherwin-Williams Co. (The)	3.91
Ball Corp.	3.73
Westrock Co.	3.65
Packaging Corp. of America	3.63
FMC Corp.	3.62
International Paper Co.	3.62
Sealed Air Corp.	3.61
Total	37.70

20

Invesco S&P 500® Equal Weight Materials ETF (RTM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Materials Index	79.10%	18.61%	66.88%	16.59%	115.46%	11.63%	200.39%	11.42%	379.29%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	78.45	18.22	65.21	16.16	111.50	11.15	187.82	10.80	342.07
Market Price Return	78.24	18.23	65.27	16.22	112.04	11.15	187.72	10.80	342.18

Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

21

EWRE	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

As an index fund, the Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Real Estate Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the real estate sector, as defined according to the Global Industry Classification Standard (“GICS”). The real estate sector includes companies operating in real estate development and operation, offering real estate related services and equity real estate investment trusts.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 42.50%. On a net asset value (“NAV”) basis, the Fund returned 42.37%. During the same time period, the Index returned 42.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the equity REITs industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the retail REITs sub-industry.

For the fiscal year ended April 30, 2021, the equity REITs industry contributed most significantly to the Fund’s return, followed by the real estate management & development industry. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Kimco Realty Corp., an equity REITs company (portfolio average weight of 3.44%) and CBRE Group, Inc., Class A, a real estate management & development company (portfolio average weight of 3.32%). Apartment Income REIT Corp., an equity REITs company (no longer held at fiscal year-end) was the only position that detracted from the Fund’s return during this period.

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Equity REITs	96.55
Real Estate Management & Development	3.44
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Crown Castle International Corp.	3.82
American Tower Corp.	3.79
Public Storage	3.70
Digital Realty Trust, Inc.	3.69
Prologis, Inc.	3.69
SBA Communications Corp., Class A	3.68
Duke Realty Corp.	3.66
Extra Space Storage, Inc.	3.61
Alexandria Real Estate Equities, Inc.	3.55
Mid-America Apartment Communities, Inc.	3.55
Total	36.74

*	Excluding money market fund holdings.

22

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P 500® Equal Weight Real Estate Index	42.94%	15.41%	53.73%	10.15%	62.13%	9.72%	69.90%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	15.21	124.65
Fund
NAV Return	42.37	15.06	52.33	9.77	59.35	9.36	66.74
Market Price Return	42.50	15.10	52.48	9.80	59.56	9.45	67.57

Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) Inception: August 13, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

23

RYT	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Technology ETF (RYT)

As an index fund, the Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Information Technology Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the information technology sector, as defined according to the Global Industry Classification Standard (“GICS”). The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 53.12%. On a net asset value (“NAV”) basis, the Fund returned 53.40%. During the same time period, the Index returned 54.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the IT services industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the semiconductors & semiconductor equipment industry.

For the fiscal year ended April 30, 2021, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the software and IT services industries, respectively. The professional services industry was the only industry that detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Applied Materials, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.48%) and Lam Research Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 1.50%). Positions that detracted most significantly from the Fund’s return during this period included Enphase Energy, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 0.36%) and Citrix Systems, Inc., a software company (portfolio average weight of 1.28%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Semiconductors & Semiconductor Equipment	26.46
IT Services	25.34
Software	21.28
Electronic Equipment, Instruments & Components	12.11
Technology Hardware, Storage & Peripherals	8.29
Communications Equipment	6.53
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Seagate Technology PLC	1.53
Lam Research Corp.	1.49
NVIDIA Corp.	1.47
VeriSign, Inc.	1.47
Applied Materials, Inc.	1.46
ANSYS, Inc.	1.46
Adobe, Inc.	1.44
DXC Technology Co.	1.43
Oracle Corp.	1.42
Arista Networks, Inc.	1.42
Total	14.59

*	Excluding money market fund holdings.

24

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Information Technology Index	54.04%	24.47%	92.85%	27.11%	231.84%	18.52%	446.95%	14.35%	598.93%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	53.40	23.97	90.53	26.59	225.08	18.00	423.18	13.81	552.29
Market Price Return	53.12	23.92	90.30	26.60	225.23	18.00	423.32	13.81	552.12

Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

25

RYU	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Utilities ETF (RYU)

As an index fund, the Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Utilities Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Utilities Plus Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the utilities sector, as defined according to the Global Industry Classification Standard (“GICS”). The utilities sector includes utility companies such as electric, gas and water utilities, independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. In the event there are fewer than 22 securities of utilities companies eligible for inclusion in the Index at the quarterly rebalance, the Index will be supplemented with the largest utilities companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 security minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until at least the next quarterly rebalance.

Unlike the Parent Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 20.28%. On a net asset value (“NAV”) basis, the Fund returned 20.80%. During the same time period, the Index returned 21.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities sub-industry and most underweight in the technology hardware, storage & peripherals sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the electric utilities sub-industry.

For the fiscal year ended April 30, 2021, the electric utilities sub-industry contributed most significantly to the Fund’s return. No sub-industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included AES Corp. (The), an independent power and renewable electricity producers company (portfolio average weight of 4.03%) and CenterPoint Energy, Inc., a multi-utilities company (portfolio average weight of 3.72%). No positions detracted from the Fund’s return during this period.

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Electric Utilities	52.90
Multi-Utilities	36.37
Gas Utilities	3.74
Water Utilities	3.70
Independent Power and Renewable Electricity Producers	3.23
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
NiSource, Inc.	3.81
Xcel Energy, Inc.	3.79
Entergy Corp.	3.77
Atmos Energy Corp.	3.74
American Water Works Co., Inc.	3.70
CMS Energy Corp.	3.69
CenterPoint Energy, Inc.	3.68
Evergy, Inc.	3.66
Southern Co. (The)	3.65
Duke Energy Corp.	3.63
Total	37.12

*	Excluding money market fund holdings.

26

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Utilities Plus Index	21.28%	12.24%	41.38%	9.47%	57.19%	11.18%	188.71%	8.91%	244.47%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.28	313.17
Fund
NAV Return	20.80	11.86	39.96	9.05	54.24	10.71	176.59	8.40	222.00
Market Price Return	20.28	11.81	39.77	8.99	53.76	10.67	175.73	8.38	221.28

Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

27

EWMC	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

As an index fund, the Invesco S&P MidCap 400® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P MidCap 400® Index that measures the mid-cap segment of the U.S. equity market.

Such components include common stock of companies listed on certain U.S. exchanges and also may include equity interests in real estate investment trusts (“REITs”).

Unlike the S&P MidCap 400® Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 77.20%. On a net asset value (“NAV”) basis, the Fund returned 76.41%. During the same time period, the Index returned 77.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 67.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. No sector detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Penn National Gaming, Inc., a consumer discretionary company (no longer held at fiscal year-end) and Enphase Energy, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Strategic Education, Inc., a consumer discretionary company (portfolio average weight of 0.19%) and PBF Energy, Inc., Class A, an energy company (portfolio average weight of 0.09%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Industrials	17.16
Financials	16.04
Consumer Discretionary	15.34
Information Technology	12.61
Health Care	10.21
Real Estate	9.63
Materials	6.58
Consumer Staples	4.46
Utilities	3.83
Sector Types Each Less Than 3%	4.11
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
STAAR Surgical Co.	0.37
RH	0.36
Acuity Brands, Inc.	0.33
Avis Budget Group, Inc.	0.32
Olin Corp.	0.32
Williams-Sonoma, Inc.	0.31
Navient Corp.	0.31
United Therapeutics Corp.	0.31
Louisiana-Pacific Corp.	0.31
Harley-Davidson, Inc.	0.30
Total	3.24

*	Excluding money market fund holdings.

28

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P MidCap 400® Equal Weight Index	77.14%	15.61%	54.53%	15.12%	102.17%	12.27%	218.09%	13.36%	268.80%
S&P MidCap 400® Index	67.90	15.18	52.81	15.10	102.05	12.11	213.78	13.13	261.03
Fund
NAV Return	76.41	15.19	52.84	14.69	98.45	11.82	205.50	12.90	253.49
Market Price Return	77.20	15.20	52.87	14.72	98.71	11.81	205.37	12.90	253.53

Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Equal Weight Index performance is comprised of the performance of the Russell MidCap Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

29

EWSC	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

As an index fund, the Invesco S&P SmallCap 600® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P SmallCap 600® Index that measures the small-cap segment of the U.S. equity market.

Such components include common stock of companies listed on certain U.S. exchanges and also may include equity interests in real estate investment trusts (“REITs”).

Unlike the S&P SmallCap 600® Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 93.79%. On a net asset value (“NAV”) basis, the Fund returned 92.69%. During the same time period, the Index returned 93.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 76.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the consumer discretionary sector.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials sector. No sector detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included GameStop Corp., Class A., a consumer discretionary company (portfolio average weight of 0.39%) and Tupperware Brands Corp., a consumer discretionary company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return during this period included Gulfport Energy Corp., an energy company (no longer held at fiscal year-end) and Diamond Oasis Petroleum, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	17.93
Industrials	15.98
Consumer Discretionary	15.29
Health Care	12.28
Information Technology	11.73
Real Estate	8.38
Materials	5.99
Energy	4.42
Consumer Staples	4.29
Sector Types Each Less Than 3%	3.61
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Vericel Corp.	0.23
Inogen, Inc.	0.22
Haverty Furniture Cos., Inc.	0.22
TrueBlue, Inc.	0.22
M/I Homes, Inc.	0.22
Celsius Holdings, Inc.	0.22
Titan International, Inc.	0.22
Movado Group, Inc.	0.22
Caleres, Inc.	0.21
Conn’s, Inc.	0.21
Total	2.19

*	Excluding money market fund holdings.

30

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P SmallCap 600® Equal Weight Index	93.40%	15.84%	55.46%	16.29%	112.70%	10.64%	174.85%	11.68%	215.65%
S&P SmallCap 600® Index	76.85	14.09	48.49	15.79	108.16	12.91	236.78	13.84	285.52
Fund
NAV Return	92.69	15.42	53.77	15.93	109.41	10.19	163.87	11.21	202.28
Market Price Return	93.79	15.36	53.52	16.07	110.64	10.17	163.45	11.22	202.36

Guggenheim S&P SmallCap 600® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Equal Weight Index performance is comprised of the performance of the Russell 2000® Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

31

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

32

Invesco S&P 500® Equal Weight ETF (RSP)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-4.07%
Activision Blizzard, Inc.	543,066	$49,522,189
Alphabet, Inc., Class A(b)	12,310	28,971,585
Alphabet, Inc., Class C(b)	11,886	28,646,686
AT&T, Inc.	1,695,578	53,258,105
Charter Communications, Inc., Class A(b)(c)	81,634	54,976,417
Comcast Corp., Class A	885,358	49,712,852
Discovery, Inc., Class A(b)(c)	280,501	10,563,668
Discovery, Inc., Class C(b)	514,818	16,633,770
DISH Network Corp., Class A(b)(c)	1,357,069	60,783,121
Electronic Arts, Inc.	387,981	55,124,340
Facebook, Inc., Class A(b)	187,947	61,097,811
Fox Corp., Class A	827,791	30,975,939
Fox Corp., Class B	379,294	13,798,716
Interpublic Group of Cos., Inc. (The)	1,708,173	54,234,493
Live Nation Entertainment, Inc.(b)(c)	575,234	47,100,160
Lumen Technologies, Inc.(c)	3,604,055	46,240,026
Netflix, Inc.(b)	97,030	49,821,994
News Corp., Class A	1,488,308	38,986,228
News Corp., Class B	463,901	11,277,433
Omnicom Group, Inc.	650,386	53,500,752
Take-Two Interactive Software, Inc.(b)	297,551	52,184,494
T-Mobile US, Inc.(b)	397,510	52,522,996
Twitter, Inc.(b)	742,167	40,982,462
Verizon Communications, Inc.	909,293	52,548,042
ViacomCBS, Inc., Class B	533,140	21,869,403
Walt Disney Co. (The)(b)	256,057	47,631,723

		1,082,965,405

Consumer Discretionary-12.41%
Advance Auto Parts, Inc.	282,559	56,557,010
Amazon.com, Inc.(b)	16,101	55,828,929
Aptiv PLC(b)	335,473	48,271,210
AutoZone, Inc.(b)	39,081	57,219,274
Best Buy Co., Inc.	455,023	52,905,524
Booking Holdings, Inc.(b)	21,015	51,824,671
BorgWarner, Inc.	1,004,996	48,822,706
Caesars Entertainment, Inc.(b)	502,468	49,161,469
CarMax, Inc.(b)	377,898	50,351,130
Carnival Corp.(b)(c)	1,776,995	49,684,780
Chipotle Mexican Grill, Inc.(b)	34,870	52,027,086
D.R. Horton, Inc.	626,684	61,596,770
Darden Restaurants, Inc.	347,701	51,014,691
Dollar General Corp.	263,799	56,650,835
Dollar Tree, Inc.(b)	465,581	53,495,257
Domino’s Pizza, Inc.(c)	140,265	59,239,520
eBay, Inc.	905,649	50,526,158
Etsy, Inc.(b)	228,963	45,515,555
Expedia Group, Inc.(b)	289,456	51,010,831
Ford Motor Co.(b)	3,782,383	43,648,700
Gap, Inc. (The)	1,641,022	54,317,828
Garmin Ltd.	396,525	54,419,091
General Motors Co.(b)	854,051	48,868,798
Genuine Parts Co.	441,747	55,205,123
Hanesbrands, Inc.(c)	2,469,661	52,011,061
Hasbro, Inc.	533,211	53,027,834
Hilton Worldwide Holdings, Inc.(b)	401,107	51,622,471

	Shares	Value
Consumer Discretionary-(continued)
Home Depot, Inc. (The)	184,717	$59,787,351
L Brands, Inc.(b)	831,243	54,778,914
Las Vegas Sands Corp.(b)	809,433	49,585,866
Leggett & Platt, Inc.(c)	1,027,682	51,044,965
Lennar Corp., Class A(c)	575,083	59,578,599
LKQ Corp.(b)	1,177,073	54,981,080
Lowe’s Cos., Inc.	294,166	57,730,078
Marriott International, Inc., Class A(b)	337,310	50,097,281
McDonald’s Corp.	237,753	56,128,728
MGM Resorts International	1,297,245	52,823,816
Mohawk Industries, Inc.(b)	267,832	55,039,476
Newell Brands, Inc.	1,990,589	53,666,279
NIKE, Inc., Class B	359,897	47,729,540
Norwegian Cruise Line Holdings Ltd.(b)(c)	1,645,656	51,097,619
NVR, Inc.(b)	10,960	54,998,376
O’Reilly Automotive, Inc.(b)	104,965	58,033,049
Penn National Gaming, Inc.(b)(c)	388,036	34,581,768
Pool Corp.	147,347	62,257,055
PulteGroup, Inc.	1,055,121	62,378,754
PVH Corp.(b)	470,853	53,291,143
Ralph Lauren Corp.(b)	408,152	54,402,580
Ross Stores, Inc.	412,348	53,992,847
Royal Caribbean Cruises Ltd.(b)	560,094	48,700,173
Starbucks Corp.	468,785	53,671,195
Tapestry, Inc.(b)	1,133,378	54,232,137
Target Corp.	281,316	58,305,554
Tesla, Inc.(b)(c)	72,800	51,647,232
TJX Cos., Inc. (The)	756,212	53,691,052
Tractor Supply Co.	295,564	55,743,370
Ulta Beauty, Inc.(b)(c)	159,101	52,399,914
Under Armour, Inc., Class A(b)	1,163,636	28,287,991
Under Armour, Inc., Class C(b)(c)	1,201,086	23,913,622
VF Corp.	639,740	56,079,608
Whirlpool Corp.	244,396	57,787,434
Wynn Resorts Ltd.(b)(c)	370,104	47,521,354
Yum! Brands, Inc.	482,535	57,672,583

		3,302,482,695

Consumer Staples-6.36%
Altria Group, Inc.	1,039,341	49,628,533
Archer-Daniels-Midland Co.	867,700	54,777,901
Brown-Forman Corp., Class B	702,845	53,613,017
Campbell Soup Co.(c)	1,054,509	50,352,805
Church & Dwight Co., Inc.	609,890	52,291,969
Clorox Co. (The)(c)	267,638	48,843,935
Coca-Cola Co. (The)	1,004,010	54,196,460
Colgate-Palmolive Co.	669,154	54,000,728
Conagra Brands, Inc.	1,363,518	50,572,883
Constellation Brands, Inc., Class A	220,038	52,879,532
CostCo Wholesale Corp.	153,318	57,048,095
Estee Lauder Cos., Inc. (The), Class A	175,150	54,962,070
General Mills, Inc.	860,625	52,377,637
Hershey Co. (The)	331,258	54,425,689
Hormel Foods Corp.(c)	1,043,521	48,210,670
JM Smucker Co. (The)(c)	416,064	54,500,223
Kellogg Co.(c)	833,370	52,018,955
Kimberly-Clark Corp.	378,658	50,482,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2021

	Shares	Value
Consumer Staples-(continued)
Kraft Heinz Co. (The)	1,326,736	$54,780,929
Kroger Co. (The)	1,425,420	52,084,847
Lamb Weston Holdings, Inc.	626,468	50,430,674
McCormick & Co., Inc.	582,035	52,592,683
Molson Coors Beverage Co., Class B(b)(c) .	1,083,922	59,561,514
Mondelez International, Inc., Class A	889,612	54,097,306
Monster Beverage Corp.(b)	568,873	55,209,125
PepsiCo, Inc.	379,794	54,751,103
Philip Morris International, Inc.	576,208	54,739,760
Procter & Gamble Co. (The)	394,573	52,643,930
Sysco Corp.	606,498	51,388,575
Tyson Foods, Inc., Class A	669,154	51,825,977
Walgreens Boots Alliance, Inc.	950,233	50,457,372
Walmart, Inc.	376,955	52,739,774

		1,692,487,355

Energy-4.06%
APA Corp.	2,381,836	47,636,720
Baker Hughes Co., Class A	2,075,121	41,668,430
Cabot Oil & Gas Corp.(c)	2,689,454	44,833,198
Chevron Corp.	452,864	46,676,692
ConocoPhillips	854,722	43,710,483
Devon Energy Corp.	2,084,873	48,744,331
Diamondback Energy, Inc.(c)	616,220	50,363,661
EOG Resources, Inc.	674,675	49,683,067
Exxon Mobil Corp.	815,472	46,677,617
Halliburton Co.	2,104,685	41,167,639
Hess Corp.	697,627	51,980,188
HollyFrontier Corp.(c)	1,232,383	43,133,405
Kinder Morgan, Inc.	3,092,064	52,719,691
Marathon Oil Corp.	4,144,445	46,666,451
Marathon Petroleum Corp.	876,069	48,753,240
NOV, Inc.(b)	3,027,827	45,266,014
Occidental Petroleum Corp.	1,650,703	41,861,828
ONEOK, Inc.	980,331	51,310,524
Phillips 66	570,538	46,162,229
Pioneer Natural Resources Co.(c)	305,862	47,050,751
Schlumberger Ltd.	1,742,637	47,138,331
Valero Energy Corp.	613,185	45,351,163
Williams Cos., Inc. (The)	2,113,104	51,475,213

		1,080,030,866

Financials-12.99%
Aflac, Inc.	975,048	52,389,329
Allstate Corp. (The)	436,383	55,333,364
American Express Co.	340,411	52,202,027
American International Group, Inc.	1,043,521	50,558,592
Ameriprise Financial, Inc.	223,796	57,828,886
Aon PLC, Class A	221,284	55,639,649
Arthur J. Gallagher & Co.	400,347	58,030,298
Assurant, Inc.	371,412	57,791,707
Bank of America Corp.	1,333,152	54,032,651
Bank of New York Mellon Corp. (The)	1,083,275	54,033,757
Berkshire Hathaway, Inc., Class B(b)	194,654	53,520,117
BlackRock, Inc.	70,679	57,907,305
Capital One Financial Corp.	381,374	56,855,236
Cboe Global Markets, Inc.	484,551	50,572,588
Charles Schwab Corp. (The)	748,223	52,674,899
Chubb Ltd.	288,699	49,537,861
Cincinnati Financial Corp.	469,754	52,931,881
Citigroup, Inc.	672,103	47,880,618

	Shares	Value
Financials-(continued)
Citizens Financial Group, Inc.	1,111,831	$51,455,539
CME Group, Inc., Class A	241,344	48,749,075
Comerica, Inc.	712,161	53,526,021
Discover Financial Services	494,947	56,423,958
Everest Re Group Ltd.	199,791	55,332,117
Fifth Third BanCorp	1,293,667	52,445,260
First Republic Bank	290,602	53,249,911
Franklin Resources, Inc.(c)	1,754,029	52,620,870
Globe Life, Inc.(c)	498,928	51,135,131
Goldman Sachs Group, Inc. (The)	145,285	50,624,558
Hartford Financial Services Group, Inc. (The)	912,449	60,185,136
Huntington Bancshares, Inc.	3,027,909	46,387,566
Intercontinental Exchange, Inc.	438,081	51,566,515
Invesco Ltd.(d)	1,967,437	53,120,799
JPMorgan Chase & Co.	323,848	49,811,061
KeyCorp	2,374,870	51,677,171
Lincoln National Corp.	805,344	51,646,711
Loews Corp.	981,481	54,717,566
M&T Bank Corp.	321,037	50,624,325
MarketAxess Holdings, Inc.	96,864	47,314,189
Marsh & McLennan Cos., Inc.	428,992	58,214,214
MetLife, Inc.	828,018	52,686,785
Moody’s Corp.	173,799	56,781,871
Morgan Stanley	601,864	49,683,873
MSCI, Inc.	121,686	59,111,408
Nasdaq, Inc.	350,716	56,654,663
Northern Trust Corp.	494,454	56,268,865
People’s United Financial, Inc.	2,740,994	49,694,221
PNC Financial Services Group, Inc. (The) .	279,775	52,303,936
Principal Financial Group, Inc.	822,009	52,501,715
Progressive Corp. (The)	543,039	54,705,749
Prudential Financial, Inc.	538,582	54,052,090
Raymond James Financial, Inc.	423,145	55,338,903
Regions Financial Corp.	2,312,984	50,423,051
S&P Global, Inc.	146,090	57,032,075
State Street Corp.	603,814	50,690,185
SVB Financial Group(b)	92,555	52,925,726
Synchrony Financial	1,184,668	51,817,378
T. Rowe Price Group, Inc.(c)	290,751	52,102,579
Travelers Cos., Inc. (The)	321,586	49,736,491
Truist Financial Corp.	844,416	50,082,313
U.S. BanCorp	926,037	54,960,296
Unum Group	1,740,967	49,199,727
W.R. Berkley Corp.	660,534	52,657,771
Wells Fargo & Co.	1,264,497	56,965,590
Willis Towers Watson PLC	228,135	59,055,026
Zions Bancorporation N.A	856,635	47,800,233

		3,455,780,978

Health Care-12.61%
Abbott Laboratories	433,015	51,996,441
AbbVie, Inc.	467,137	52,085,775
ABIOMED, Inc.(b)	166,192	53,302,760
Agilent Technologies, Inc.	416,064	55,602,793
Alexion Pharmaceuticals, Inc.(b)	334,058	56,348,903
Align Technology, Inc.(b)	93,921	55,932,773
AmerisourceBergen Corp.(c)	448,437	54,171,190
Amgen, Inc.	219,177	52,523,576
Anthem, Inc.	147,635	56,011,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2021

	Shares	Value
Health Care-(continued)
Baxter International, Inc.	648,336	$55,555,912
Becton, Dickinson and Co.	212,442	52,857,694
Biogen, Inc.(b)	190,512	50,929,573
Bio-Rad Laboratories, Inc., Class A(b)	90,245	56,866,082
Boston Scientific Corp.(b)	1,300,921	56,720,156
Bristol-Myers Squibb Co.	833,370	52,018,955
Cardinal Health, Inc.	881,412	53,184,400
Catalent, Inc.(b)	478,516	53,818,695
Centene Corp.(b)	804,060	49,642,664
Cerner Corp.	710,092	53,292,405
Cigna Corp.	208,221	51,849,111
Cooper Cos., Inc. (The)	133,917	55,025,156
CVS Health Corp.	683,812	52,243,237
Danaher Corp.	235,345	59,763,509
DaVita, Inc.(b)	466,258	54,333,045
DENTSPLY SIRONA, Inc.	804,754	54,328,943
DexCom, Inc.(b)	141,492	54,630,061
Edwards Lifesciences Corp.(b)	615,612	58,803,258
Eli Lilly and Co.	243,572	44,517,654
Gilead Sciences, Inc.	821,588	52,146,190
HCA Healthcare, Inc.	267,665	53,816,725
Henry Schein, Inc.(b)	752,557	54,560,382
Hologic, Inc.(b)	714,556	46,839,146
Humana, Inc.	124,456	55,412,789
IDEXX Laboratories, Inc.(b)	102,014	56,004,666
Illumina, Inc.(b)	124,858	49,049,217
Incyte Corp.(b)	640,341	54,672,315
Intuitive Surgical, Inc.(b)	69,091	59,763,715
IQVIA Holdings, Inc.(b)	270,535	63,491,859
Johnson & Johnson	317,232	51,623,163
Laboratory Corp. of America Holdings(b) .	212,054	56,378,797
McKesson Corp.	269,544	50,555,673
Medtronic PLC	425,911	55,760,268
Merck & Co., Inc.	678,029	50,513,161
Mettler-Toledo International, Inc.(b)	47,834	62,821,349
PerkinElmer, Inc.	410,856	53,259,263
Perrigo Co. PLC	1,232,661	51,315,677
Pfizer, Inc.	1,447,478	55,945,025
Quest Diagnostics, Inc.(c)	414,702	54,690,900
Regeneron Pharmaceuticals, Inc.(b)	107,269	51,628,570
ResMed, Inc.	272,827	51,283,291
STERIS PLC	274,300	57,882,786
Stryker Corp.	210,381	55,252,362
Teleflex, Inc.	119,833	50,627,046
Thermo Fisher Scientific, Inc.	111,900	52,618,737
UnitedHealth Group, Inc.	142,122	56,678,254
Universal Health Services, Inc., Class B	367,184	54,493,777
Vertex Pharmaceuticals, Inc.(b)	235,702	51,430,176
Viatris, Inc.(b)	3,520,743	46,825,882
Waters Corp.(b)	187,667	56,275,703
West Pharmaceutical Services, Inc.	184,078	60,473,305
Zimmer Biomet Holdings, Inc.	309,523	54,835,095
Zoetis, Inc.	330,995	57,272,065

		3,354,553,293

Industrials-15.04%
3M Co.	273,101	53,839,131
A.O. Smith Corp.	786,226	53,266,812
Alaska Air Group, Inc.(b)	743,549	51,408,978
Allegion PLC	431,027	57,921,408

	Shares	Value
Industrials-(continued)
American Airlines Group, Inc.(b)(c)	2,162,888	$46,977,927
AMETEK, Inc.	415,651	56,083,789
Boeing Co. (The)(b)	187,605	43,957,728
C.H. Robinson Worldwide, Inc.(c)	526,606	51,122,910
Carrier Global Corp.	1,276,835	55,644,469
Caterpillar, Inc.	220,986	50,409,116
Cintas Corp.	141,287	48,763,795
Copart, Inc.(b)	460,318	57,314,194
CSX Corp.	538,688	54,272,816
Cummins, Inc.(c)	184,713	46,555,065
Deere & Co.	137,662	51,051,953
Delta Air Lines, Inc.(b)	1,015,448	47,644,820
Dover Corp.	372,552	55,581,033
Eaton Corp. PLC	359,137	51,331,451
Emerson Electric Co.	548,929	49,672,585
Equifax, Inc.(c)	297,098	68,103,775
Expeditors International of Washington, Inc.	503,303	55,292,868
Fastenal Co.	1,072,607	56,075,894
FedEx Corp.	186,561	54,160,524
Fortive Corp.	748,426	53,003,529
Fortune Brands Home & Security, Inc.	564,264	59,236,435
Generac Holdings, Inc.(b)	154,109	49,923,611
General Dynamics Corp.	286,815	54,560,817
General Electric Co.	4,019,223	52,732,206
Honeywell International, Inc.	235,651	52,559,599
Howmet Aerospace, Inc.(b)	1,602,450	51,214,302
Huntington Ingalls Industries, Inc.	258,581	54,901,918
IDEX Corp.(c)	253,444	56,822,145
IHS Markit Ltd.	535,093	57,565,305
Illinois Tool Works, Inc.	234,010	53,929,945
Ingersoll Rand, Inc.(b)	1,019,578	50,377,349
J.B. Hunt Transport Services, Inc.	310,622	53,026,282
Jacobs Engineering Group, Inc.	399,435	53,368,510
Johnson Controls International PLC	819,005	51,056,772
Kansas City Southern	234,463	68,512,433
L3Harris Technologies, Inc.	263,722	55,178,554
Leidos Holdings, Inc.	533,002	53,982,443
Lockheed Martin Corp.	148,252	56,418,781
MasCo Corp.	890,047	56,856,202
Nielsen Holdings PLC	1,934,421	49,617,899
Norfolk Southern Corp.	193,674	54,081,528
Northrop Grumman Corp.	167,093	59,224,443
Old Dominion Freight Line, Inc.	216,633	55,850,154
Otis Worldwide Corp.	766,441	59,682,761
PACCAR, Inc.	521,411	46,864,421
Parker-Hannifin Corp.	161,872	50,797,052
Pentair PLC	849,657	54,811,373
Quanta Services, Inc.	571,038	55,185,112
Raytheon Technologies Corp.	644,045	53,610,306
Republic Services, Inc.	525,284	55,837,689
Robert Half International, Inc.(c)	644,731	56,484,883
Rockwell Automation, Inc	191,104	50,501,143
Rollins, Inc.(c)	1,530,085	57,041,569
Roper Technologies, Inc.	130,476	58,249,705
Snap-on, Inc.	233,168	55,400,717
Southwest Airlines Co.(b)(c)	828,806	52,032,441
Stanley Black & Decker, Inc.(c)	265,723	54,943,545
Teledyne Technologies, Inc.(b)(c)	127,812	57,227,823
Textron, Inc.	918,021	58,973,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
Trane Technologies PLC	308,821	$53,682,354
TransDigm Group, Inc.(b)	82,150	50,418,741
Union Pacific Corp.	235,947	52,401,469
United Airlines Holdings, Inc.(b)(c)	898,350	48,870,240
United Parcel Service, Inc., Class B	301,757	61,516,182
United Rentals, Inc.(b)	159,433	51,010,588
Verisk Analytics, Inc.	293,832	55,299,182
W.W. Grainger, Inc.	127,821	55,415,516
Wabtec Corp.	647,412	53,133,103
Waste Management, Inc.	414,955	57,251,341
Xylem, Inc.	496,748	54,965,166

		4,002,062,294

Information Technology-15.05%
Accenture PLC, Class A	191,297	55,470,391
Adobe, Inc.(b)	113,351	57,620,847
Advanced Micro Devices, Inc.(b)	624,102	50,939,205
Akamai Technologies, Inc.(b)(c)	518,435	56,353,884
Amphenol Corp., Class A	788,917	53,125,671
Analog Devices, Inc.	338,299	51,813,875
ANSYS, Inc.(b)	159,692	58,392,977
Apple, Inc.	417,373	54,867,855
Applied Materials, Inc.	442,973	58,786,947
Arista Networks, Inc.(b)(c)	180,719	56,957,207
Autodesk, Inc.(b)	189,211	55,232,583
Automatic Data Processing, Inc.	276,085	51,625,134
Broadcom, Inc.	111,743	50,977,157
Broadridge Financial Solutions, Inc.(c)	351,528	55,762,887
Cadence Design Systems, Inc.(b)	401,559	52,913,429
CDW Corp.	316,387	56,421,294
CisCo Systems, Inc.	1,035,984	52,741,945
Citrix Systems, Inc.	378,632	46,893,573
Cognizant Technology Solutions Corp., Class A	649,806	52,244,402
Corning, Inc.	1,240,516	54,843,212
DXC Technology Co.(b)	1,742,080	57,331,853
Enphase Energy, Inc.(b)	306,817	42,724,267
F5 Networks, Inc.(b)	257,246	48,043,263
Fidelity National Information Services, Inc.	345,268	52,791,477
Fiserv, Inc.(b)	407,694	48,972,203
FleetCor Technologies, Inc.(b)	178,207	51,273,718
FLIR Systems, Inc.	916,745	54,977,198
Fortinet, Inc.(b)	269,150	54,968,504
Gartner, Inc.(b)	270,521	52,989,653
Global Payments, Inc.	234,959	50,429,250
Hewlett Packard Enterprise Co.	3,198,208	51,235,292
HP, Inc.	1,670,224	56,971,341
Intel Corp.	804,159	46,263,267
International Business Machines Corp.	396,093	56,197,675
Intuit, Inc.	127,539	52,566,474
IPG Photonics Corp.(b)(c)	239,356	51,966,581
Jack Henry & Associates, Inc.	335,906	54,695,574
Juniper Networks, Inc.(c)	1,990,589	50,541,055
Keysight Technologies, Inc.(b)	372,095	53,711,913
KLA Corp.	172,362	54,354,357
Lam Research Corp.	95,857	59,474,476
Mastercard, Inc., Class A	131,637	50,293,232
Maxim Integrated Products, Inc.	574,627	54,014,938
Microchip Technology, Inc.	342,745	51,511,146

	Shares	Value
Information Technology-(continued)
Micron Technology, Inc.(b)	575,926	$49,569,951
Microsoft Corp.	214,521	54,097,906
Monolithic Power Systems, Inc.	153,378	55,427,742
Motorola Solutions, Inc.	282,626	53,218,476
NetApp, Inc.	748,734	55,922,942
NortonLifeLock, Inc.	2,353,751	50,864,559
NVIDIA Corp.	97,918	58,788,009
NXP Semiconductors N.V. (Netherlands)	275,105	52,960,464
Oracle Corp.	752,869	57,059,941
Paychex, Inc.	531,342	51,800,532
Paycom Software, Inc.(b)	131,130	50,407,683
PayPal Holdings, Inc.(b)	201,621	52,883,172
PTC, Inc.(b)	345,804	45,279,576
Qorvo, Inc.(b)	292,519	55,043,300
QUALCOMM, Inc.	389,391	54,047,471
salesforce.com, Inc.(b)	237,888	54,790,364
Seagate Technology PLC(c)	658,880	61,170,419
ServiceNow, Inc.(b)	103,657	52,488,795
Skyworks Solutions, Inc.	292,960	53,122,437
Synopsys, Inc.(b)	219,984	54,349,247
TE Connectivity Ltd.	384,933	51,761,941
Teradyne, Inc.	448,132	56,052,351
Texas Instruments, Inc.	290,984	52,525,522
Trimble, Inc.(b)	684,242	56,107,844
Tyler Technologies, Inc.(b)	122,974	52,246,734
VeriSign, Inc.(b)	268,813	58,808,220
Visa, Inc., Class A	225,919	52,765,642
Western Digital Corp.(b)	738,527	52,162,162
Western Union Co. (The)(c)	2,047,035	52,731,622
Xilinx, Inc.	402,644	51,522,326
Zebra Technologies Corp., Class A(b)	106,977	52,176,962

		4,004,437,494

Materials-5.64%
Air Products and Chemicals, Inc.	184,617	53,258,312
Albemarle Corp.	321,567	54,077,922
Amcor PLC	4,295,268	50,469,399
Avery Dennison Corp.	280,361	60,044,915
Ball Corp.	596,962	55,899,522
Celanese Corp.	341,563	53,505,844
CF Industries Holdings, Inc.	1,026,105	49,899,486
Corteva, Inc.	1,078,433	52,584,393
Dow, Inc.	786,097	49,131,062
DuPont de Nemours, Inc.	656,660	50,635,053
Eastman Chemical Co.	430,925	49,724,436
Ecolab, Inc.	235,305	52,736,557
FMC Corp.	459,698	54,354,691
Freeport-McMoRan, Inc.	1,351,564	50,967,478
International Flavors & Fragrances, Inc.	375,088	53,326,261
International Paper Co.	935,719	54,271,702
Linde PLC (United Kingdom)	187,882	53,704,191
LyondellBasell Industries N.V., Class A	465,648	48,306,324
Martin Marietta Materials, Inc.	147,311	52,018,460
Mosaic Co. (The)	1,523,320	53,590,398
Newmont Corp.	857,377	53,508,899
Nucor Corp.	724,679	59,612,095
Packaging Corp. of America	369,054	54,490,823
PPG Industries, Inc.	347,452	59,497,680
Sealed Air Corp.	1,096,120	54,148,328
Sherwin-Williams Co. (The)	214,275	58,683,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2021

	Shares	Value
Materials-(continued)
Vulcan Materials Co.	293,546	$52,321,639
Westrock Co.	981,492	54,718,179

		1,499,487,543

Real Estate-5.93%
Alexandria Real Estate Equities, Inc.	308,925	55,946,318
American Tower Corp.	234,817	59,824,327
AvalonBay Communities, Inc.	265,684	51,011,328
Boston Properties, Inc.	465,660	50,919,921
CBRE Group, Inc., Class A(b)	638,767	54,422,948
Crown Castle International Corp.	318,936	60,298,040
Digital Realty Trust, Inc.(c)	376,773	58,139,842
Duke Realty Corp.	1,241,081	57,735,088
Equinix, Inc.	75,404	54,348,187
Equity Residential	688,579	51,113,219
Essex Property Trust, Inc.	175,922	51,108,860
Extra Space Storage, Inc.	383,407	57,008,787
Federal Realty Investment Trust(c)	458,694	51,759,031
Healthpeak Properties, Inc.	1,592,265	54,678,380
Host Hotels & Resorts, Inc.(b)	2,933,873	53,279,134
Iron Mountain, Inc.(c)	1,370,945	55,002,313
Kimco Realty Corp.(c)	2,568,470	53,937,870
Mid-America Apartment Communities, Inc.	357,290	56,212,436
Prologis, Inc.	499,384	58,193,218
Public Storage	208,546	58,634,793
Realty Income Corp.	803,704	55,576,132
Regency Centers Corp.	855,226	54,443,687
SBA Communications Corp., Class A	193,963	58,134,590
Simon Property Group, Inc.	429,127	52,241,921
UDR, Inc.	1,119,625	52,006,581
Ventas, Inc.	894,279	49,596,713
Vornado Realty Trust(c)	1,030,599	47,149,904
Welltower, Inc.	682,100	51,177,963
Weyerhaeuser Co.	1,407,548	54,570,636

		1,578,472,167

Utilities-5.76%
AES Corp. (The)	1,777,056	49,437,698
Alliant Energy Corp.	988,866	55,544,603
Ameren Corp.	653,695	55,459,484
American Electric Power Co., Inc.	624,173	55,370,387
American Water Works Co., Inc.	363,065	56,634,509
Atmos Energy Corp.(c)	553,270	57,313,239
CenterPoint Energy, Inc.	2,301,158	56,355,359
CMS Energy Corp.	878,711	56,580,201
Consolidated Edison, Inc.	713,061	55,198,052
Dominion Energy, Inc.	687,091	54,898,571
DTE Energy Co.	396,814	55,561,896

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	553,382	$55,720,034
Edison International	868,115	51,609,437
Entergy Corp.	527,645	57,666,322
Evergy, Inc.	876,732	56,084,546
Eversource Energy	615,404	53,060,133
Exelon Corp.	1,186,898	53,339,196
FirstEnergy Corp.	1,447,862	54,902,927
NextEra Energy, Inc.	667,841	51,764,356
NiSource, Inc.	2,242,133	58,340,301
NRG Energy, Inc.	1,218,417	43,643,697
Pinnacle West Capital Corp.	645,494	54,641,067
PPL Corp.	1,824,975	53,161,522
Public Service Enterprise Group, Inc.	876,592	55,365,551
Sempra Energy	392,838	54,042,724
Southern Co. (The)	844,786	55,899,490
WEC Energy Group, Inc.	571,555	55,537,999
Xcel Energy, Inc.	814,131	58,047,540

		1,531,180,841

Total Common Stocks & Other Equity Interests (Cost $21,401,316,948)		26,583,940,931

Money Market Funds-0.03%
Invesco Government & Agency Portfolio,
Institutional Class, 0.03%(d)(e) (Cost $8,055,574)	8,055,574	8,055,574

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $21,409,372,522)		26,591,996,505

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.81%
Invesco Private Government Fund, 0.01%(d)(e)(f)	282,481,546	282,481,546
Invesco Private Prime Fund, 0.11%(d)(e)(f)	465,494,879	465,681,081

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $748,162,623)		748,162,627

TOTAL INVESTMENTS IN SECURITIES-102.76% (Cost $22,157,535,145)		27,340,159,132
OTHER ASSETS LESS LIABILITIES-(2.76)%		(734,654,756)

NET ASSETS-100.00%		$26,605,504,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Invesco Ltd.	$20,082,859	$35,215,128	$(43,975,575)	$41,398,977	$399,410	$53,120,799	$1,450,414
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	333,494,730	(325,439,156)	-	-	8,055,574	2,081
Invesco Premier U.S. Government Money Portfolio, Institutional Class	443,536	110,229,718	(110,673,254)	-	-	-	1,065
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	63,329,675	1,219,206,511	(1,000,054,640)	-	-	282,481,546	19,045	*
Invesco Private Prime Fund	-	1,355,180,313	(889,511,107)	4	11,871	465,681,081	99,125	*

Total	$83,856,070	$3,053,326,400	$(2,369,653,732)	$41,398,981	$411,281	$809,339,000	$1,571,730

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

April 30, 2021

(Unaudited)

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Diversified Telecommunication Services-14.01%
AT&T, Inc.	67,208	$2,111,003
Lumen Technologies, Inc.	142,805	1,832,188
Verizon Communications, Inc.	36,015	2,081,307

		6,024,498

Entertainment-27.81%
Activision Blizzard, Inc.	21,531	1,963,412
Electronic Arts, Inc.	15,356	2,181,780
Live Nation Entertainment, Inc.(b)	22,845	1,870,549
Netflix, Inc.(b)	3,870	1,987,129
Take-Two Interactive Software, Inc.(b)	11,768	2,063,872
Walt Disney Co. (The)(b)	10,166	1,891,079

		11,957,821

Interactive Media & Services-14.84%
Alphabet, Inc., Class A(b)	497	1,169,690
Alphabet, Inc., Class C(b)	479	1,154,447
Facebook, Inc., Class A(b)	7,478	2,430,948
Twitter, Inc.(b)	29,485	1,628,162

		6,383,247

Media-38.41%
Charter Communications, Inc., Class A(b)	3,212	2,163,121
Comcast Corp., Class A	35,103	1,971,033
Discovery, Inc., Class A(b)(c)	11,080	417,273
Discovery, Inc., Class C(b)	20,368	658,090
DISH Network Corp., Class A(b)	53,759	2,407,866
Fox Corp., Class A	32,803	1,227,488
Fox Corp., Class B	15,028	546,719

	Shares	Value
Media-(continued)
Interpublic Group of Cos., Inc. (The)	67,682	$2,148,904
News Corp., Class A	58,982	1,545,034
News Corp., Class B	18,308	445,067
Omnicom Group, Inc.	25,758	2,118,853
ViacomCBS, Inc., Class B	21,107	865,809

		16,515,257

Wireless Telecommunication Services-4.84%
T-Mobile US, Inc.(b)	15,761	2,082,501

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $37,257,579)		42,963,324

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.98%
Invesco Private Government Fund, 0.01%(d)(e)(f)	168,501	168,501
Invesco Private Prime Fund, 0.11%(d)(e)(f)	252,650	252,751

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $421,252)		421,252

TOTAL INVESTMENTS IN SECURITIES-100.89% (Cost $37,678,831)		43,384,576
OTHER ASSETS LESS LIABILITIES-(0.89)%		(384,621)

NET ASSETS-100.00%		$42,999,955

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$454,397	$(454,397)	$-	$-	$-	$2
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	122,249	(122,249)	-	-	-	2
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,809,917	(6,641,416)	-	-	168,501	40	*
Invesco Private Prime Fund	-	7,675,050	(7,422,346)	-	47	252,751	166	*

Total	$-	$15,061,613	$(14,640,408)	$-	$47	$421,252	$210

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)–(continued)

April 30, 2021

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Auto Components-2.94%
Aptiv PLC(b)	98,706	$14,202,807
BorgWarner, Inc.	295,904	14,375,016

		28,577,823

Automobiles-4.36%
Ford Motor Co.(b)	1,113,975	12,855,272
General Motors Co.(b)	251,319	14,380,473
Tesla, Inc.(b)(c)	21,478	15,237,352

		42,473,097

Distributors-5.22%
Genuine Parts Co.	129,990	16,244,850
LKQ Corp.(b)	346,504	16,185,202
Pool Corp.	43,513	18,385,113

		50,815,165

Hotels, Restaurants & Leisure-27.75%
Booking Holdings, Inc.(b)	6,179	15,237,908
Caesars Entertainment, Inc.(b)	148,007	14,481,005
Carnival Corp.(b)(c)	523,323	14,632,111
Chipotle Mexican Grill, Inc.(b)	10,265	15,315,688
Darden Restaurants, Inc.	102,447	15,031,024
Domino’s Pizza, Inc.	41,242	17,418,146
Expedia Group, Inc.(b)	85,287	15,030,128
Hilton Worldwide Holdings, Inc.(b)	118,133	15,203,717
Las Vegas Sands Corp.(b)	238,512	14,611,245
Marriott International, Inc., Class A(b)	99,180	14,730,214
McDonald’s Corp.	70,130	16,556,290
MGM Resorts International	382,083	15,558,420
Norwegian Cruise Line Holdings Ltd.(b)(c)	484,671	15,049,035
Penn National Gaming, Inc.(b)	114,173	10,175,098
Royal Caribbean Cruises Ltd.(b)	165,065	14,352,402
Starbucks Corp.	138,139	15,815,534
Wynn Resorts Ltd.(b)	108,668	13,952,971
Yum! Brands, Inc.	142,091	16,982,716

		270,133,652

Household Durables-15.47%
D.R. Horton, Inc.	184,572	18,141,582
Garmin Ltd.	116,869	16,039,101
Leggett & Platt, Inc.	302,788	15,039,480
Lennar Corp., Class A	169,421	17,552,016
Mohawk Industries, Inc.(b)	78,765	16,186,207
Newell Brands, Inc.	586,394	15,809,182
NVR, Inc.(b)	3,281	16,464,386
PulteGroup, Inc.	310,739	18,370,890
Whirlpool Corp.	71,682	16,949,209

		150,552,053

Internet & Direct Marketing Retail-4.62%
Amazon.com, Inc.(b)	4,803	16,654,018
eBay, Inc.	266,912	14,891,021
Etsy, Inc.(b)	67,352	13,388,904

		44,933,943

Leisure Products-1.60%
Hasbro, Inc.	156,961	15,609,772

Multiline Retail-5.09%
Dollar General Corp.	77,607	16,666,103

	Shares	Value
Multiline Retail-(continued)
Dollar Tree, Inc.(b)	137,149	$15,758,420
Target Corp.	82,758	17,152,423

		49,576,946

Specialty Retail-21.73%
Advance Auto Parts, Inc.	82,947	16,602,672
AutoZone, Inc.(b)	11,600	16,983,792
Best Buy Co., Inc.	134,184	15,601,574
CarMax, Inc.(b)	111,337	14,834,542
Gap, Inc. (The)	483,408	16,000,805
Home Depot, Inc. (The)	54,518	17,645,841
L Brands, Inc.(b)	244,946	16,141,941
Lowe’s Cos., Inc.	86,833	17,040,976
O’Reilly Automotive, Inc.(b)	30,850	17,056,348
Ross Stores, Inc.	121,479	15,906,460
TJX Cos., Inc. (The)	222,845	15,821,995
Tractor Supply Co.	87,091	16,425,363
Ulta Beauty, Inc.(b)	46,835	15,425,107

		211,487,416

Textiles, Apparel & Luxury Goods-11.19%
Hanesbrands, Inc.	727,249	15,315,864
NIKE, Inc., Class B	106,038	14,062,760
PVH Corp.(b)	138,796	15,708,931
Ralph Lauren Corp.(b)	120,148	16,014,527
Tapestry, Inc.(b)	333,891	15,976,684
Under Armour, Inc., Class A(b)	342,726	8,331,669
Under Armour, Inc., Class C(b)(c)	353,785	7,043,859
VF Corp.	188,321	16,508,219

		108,962,513

Total Common Stocks & Other Equity Interests (Cost $874,563,095)		973,122,380

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $348,584)	348,584	348,584

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $874,911,679)		973,470,964

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.74%
Invesco Private Government Fund, 0.01%(d)(e)(f)	14,580,099	14,580,099
Invesco Private Prime Fund, 0.11%(d)(e)(f)	21,861,404	21,870,149

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,450,247)		36,450,248

TOTAL INVESTMENTS IN SECURITIES-103.75% (Cost $911,361,926)		1,009,921,212
OTHER ASSETS LESS LIABILITIES-(3.75)%		(36,465,981)

NET ASSETS-100.00%		$973,455,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$7,846,813	$(7,498,229)	$-	$-	$348,584	$25
Invesco Premier U.S. Government Money Portfolio, Institutional Class	17,895	267,112	(285,007)	-	-	-	7
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	705,479	63,111,645	(49,237,025)	-	-	14,580,099	836	*
Invesco Private Prime Fund	-	67,307,701	(45,438,031)	1	478	21,870,149	5,276	*

Total	$723,374	$138,533,271	$(102,458,292)	$1	$478	$36,798,832	$6,144

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Beverages-19.50%
Brown-Forman Corp., Class B	198,090	$15,110,305
Coca-Cola Co. (The)	282,867	15,269,161
Constellation Brands, Inc., Class A	62,104	14,924,833
Molson Coors Beverage Co., Class B(b)(c)	305,492	16,786,786
Monster Beverage Corp.(b)	160,159	15,543,431
PepsiCo, Inc.	107,064	15,434,346

		93,068,862

Food & Staples Retailing-15.56%
Costco Wholesale Corp.	43,017	16,006,195
Kroger Co. (The)	401,722	14,678,922
Sysco Corp.	170,796	14,471,545
Walgreens Boots Alliance, Inc.	267,709	14,215,348
Walmart, Inc.	106,203	14,858,862

		74,230,872

Food Products-40.22%
Archer-Daniels-Midland Co.	244,547	15,438,252
Campbell Soup Co.	297,016	14,182,514
Conagra Brands, Inc.	384,164	14,248,643
General Mills, Inc.	242,466	14,756,481
Hershey Co. (The)	93,436	15,351,535
Hormel Foods Corp.	294,072	13,586,126
JM Smucker Co. (The)(c)	117,310	15,366,437
Kellogg Co.	234,913	14,663,269
Kraft Heinz Co. (The)	373,781	15,433,417
Lamb Weston Holdings, Inc.	176,469	14,205,755
McCormick & Co., Inc.	164,098	14,827,895
Mondelez International, Inc., Class A	250,481	15,231,750
Tyson Foods, Inc., Class A	188,656	14,611,407

		191,903,481

Household Products-15.25%
Church & Dwight Co., Inc.	171,833	14,732,961

	Shares	Value
Household Products-(continued)
Clorox Co. (The)	75,369	$13,754,843
Colgate-Palmolive Co.	188,656	15,224,539
Kimberly-Clark Corp.	106,725	14,228,577
Procter & Gamble Co. (The)	111,164	14,831,501

		72,772,421

Personal Products-3.24%
Estee Lauder Cos., Inc. (The), Class A	49,254	15,455,905

Tobacco-6.16%
Altria Group, Inc.	292,805	13,981,439
Philip Morris International, Inc.	162,403	15,428,285

		29,409,724

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $411,667,746)		476,841,265

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.86%
Invesco Private Government Fund, 0.01%(d)(e)(f)	5,457,724	5,457,724
Invesco Private Prime Fund, 0.11%(d)(e)(f)	8,183,313	8,186,586

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,644,310)		13,644,310

TOTAL INVESTMENTS IN SECURITIES-102.79% (Cost $425,312,056)		490,485,575
OTHER ASSETS LESS LIABILITIES-(2.79)%		(13,312,178)

NET ASSETS-100.00%		$477,173,397

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd.

The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$9,375,521	$(9,375,521)	$-	$-	$-	$49
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	5,387,906	(5,387,906)	-	-	-	85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$12,611,624	$(7,153,900)	$-	$-	$5,457,724	$110	*
Invesco Private Prime Fund	-	17,483,732	(9,297,146)	-	-	8,186,586	1,327	*

Total	$-	$44,858,783	$(31,214,473)	$-	$-	$13,644,310	$1,571

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Equal Weight Energy ETF (RYE)

April 30, 2021

(Unaudited)

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.81%
Energy Equipment & Services-16.19%
Baker Hughes Co., Class A	300,038	$6,024,763
Halliburton Co.	304,429	5,954,631
NOV, Inc.(b)	437,849	6,545,843
Schlumberger Ltd.	252,046	6,817,844

		25,343,081

Oil, Gas & Consumable Fuels-83.62%
APA Corp.	344,429	6,888,580
Cabot Oil & Gas Corp.	388,951	6,483,813
Chevron Corp.	65,555	6,756,754
ConocoPhillips	123,547	6,318,193
Devon Energy Corp.	301,526	7,049,678
Diamondback Energy, Inc.	89,156	7,286,720
EOG Resources, Inc.	97,499	7,179,826
Exxon Mobil Corp.	117,987	6,753,576
Hess Corp.	100,882	7,516,718
HollyFrontier Corp.	178,173	6,236,055
Kinder Morgan, Inc.	447,240	7,625,442
Marathon Oil Corp.	599,366	6,748,861
Marathon Petroleum Corp.	126,626	7,046,737

	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
Occidental Petroleum Corp.	238,737	$6,054,370
ONEOK, Inc.	141,708	7,416,997
Phillips 66	82,482	6,673,619
Pioneer Natural Resources Co.	44,149	6,791,441
Valero Energy Corp.	88,718	6,561,583
Williams Cos., Inc. (The)	305,574	7,443,783

		130,832,746

Total Common Stocks & Other Equity Interests (Cost $158,966,790)		156,175,827

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $77,255)	77,255	77,255

TOTAL INVESTMENTS IN SECURITIES-99.86% (Cost $159,044,045)		156,253,082
OTHER ASSETS LESS LIABILITIES-0.14%		212,500

NET ASSETS-100.00%		$156,465,582

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,614,320	$(2,537,065)	$-	$-	$77,255	$19
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	2,105,522	(2,105,522)	-	-	-	20
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,242,654	4,058,608	(5,301,262)	-	-	-	19	*
Invesco Private Prime Fund	-	7,152	(7,152)	-	-	-	1	*

Total	$1,242,654	$8,785,602	$(9,951,001)	$-	$-	$77,255	$59

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Equal Weight Financials ETF (RYF)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Banks-26.76%
Bank of America Corp.	144,835	$5,870,162
Citigroup, Inc.	73,087	5,206,718
Citizens Financial Group, Inc.	120,833	5,592,151
Comerica, Inc.	77,305	5,810,244
Fifth Third Bancorp	140,558	5,698,221
First Republic Bank	31,544	5,780,123
Huntington Bancshares, Inc.	329,007	5,040,387
JPMorgan Chase & Co.	35,199	5,413,958
KeyCorp	258,111	5,616,495
M&T Bank Corp	34,849	5,495,339
People’s United Financial, Inc.	297,835	5,399,749
PNC Financial Services Group, Inc. (The)	30,283	5,661,407
Regions Financial Corp.	251,361	5,479,670
SVB Financial Group(b)	10,024	5,732,024
Truist Financial Corp.	91,731	5,440,566
U.S. Bancorp	100,587	5,969,838
Wells Fargo & Co.	137,457	6,192,438
Zions Bancorporation N.A	93,059	5,192,692

		100,592,182

Capital Markets-30.94%
Ameriprise Financial, Inc.	24,391	6,302,634
Bank of New York Mellon Corp. (The)	117,767	5,874,218
BlackRock, Inc.	7,660	6,275,838
Cboe Global Markets, Inc.	52,689	5,499,151
Charles Schwab Corp. (The)	81,228	5,718,451
CME Group, Inc., Class A	26,293	5,310,923
Franklin Resources, Inc.	190,622	5,718,660
Goldman Sachs Group, Inc. (The)	15,752	5,488,784
Intercontinental Exchange, Inc.	47,674	5,611,707
Invesco Ltd.(c)	213,703	5,769,981
MarketAxess Holdings, Inc.	10,602	5,178,653
Moody’s Corp.	18,847	6,157,503
Morgan Stanley	65,120	5,375,656
MSCI, Inc.	13,196	6,410,221
Nasdaq, Inc.	38,019	6,141,589
Northern Trust Corp.	53,656	6,106,053
Raymond James Financial, Inc.	45,897	6,002,410
S&P Global, Inc.	15,882	6,200,174
State Street Corp.	65,564	5,504,098
T. Rowe Price Group, Inc.	31,615	5,665,408

		116,312,112

Consumer Finance-6.28%
American Express Co.	37,012	5,675,790

	Shares	Value
Consumer Finance-(continued)
Capital One Financial Corp.	41,468	$6,182,050
Discover Financial Services	53,708	6,122,712
Synchrony Financial	128,664	5,627,763

		23,608,315

Diversified Financial Services-1.55%
Berkshire Hathaway, Inc., Class B(b)	21,164	5,819,042

Insurance-34.33%
Aflac, Inc.	105,977	5,694,144
Allstate Corp. (The)	47,449	6,016,533
American International Group, Inc.	113,430	5,495,684
Aon PLC, Class A	24,082	6,055,178
Arthur J. Gallagher & Co.	43,547	6,312,138
Assurant, Inc.	40,319	6,273,636
Chubb Ltd.	31,402	5,388,269
Cincinnati Financial Corp.	51,058	5,753,216
Everest Re Group Ltd.	21,698	6,009,261
Globe Life, Inc.	54,192	5,554,138
Hartford Financial Services Group, Inc. (The)	99,073	6,534,855
Lincoln National Corp.	87,504	5,611,632
Loews Corp.	106,540	5,939,605
Marsh & McLennan Cos., Inc.	46,610	6,324,977
MetLife, Inc.	89,961	5,724,218
Principal Financial Group, Inc.	89,294	5,703,208
Progressive Corp. (The)	59,076	5,951,316
Prudential Financial, Inc.	58,542	5,875,275
Travelers Cos., Inc. (The)	34,906	5,398,562
Unum Group	189,188	5,346,453
W.R. Berkley Corp.	71,743	5,719,352
Willis Towers Watson PLC	24,656	6,382,452

		129,064,102

Total Common Stocks & Other Equity Interests (Cost $315,881,742)		375,395,753

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $215,534)	215,534	215,534

TOTAL INVESTMENTS IN SECURITIES-99.92% (Cost $316,097,276)		375,611,287
OTHER ASSETS LESS LIABILITIES-0.08%		289,299

NET ASSETS-100.00%		$375,900,586

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Invesco Ltd.	$2,233,244	$3,026,305	$(3,030,831)	$4,796,921	$(1,255,658)	$5,769,981	$132,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Equal Weight Financials ETF (RYF)—(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,479,176	$(4,263,642)	$-	$-	$215,534	$20
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	2,737,405	(2,737,405)	-	-	-	30
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	316,714	(316,714)	-	-	-	1	*
Invesco Private Prime Fund	-	89,300	(89,300)	-	-	-	-

Total	$2,233,244	$10,648,900	$(10,437,892)	$4,796,921	$(1,255,658)	$5,985,515	$132,650

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Biotechnology-12.57%
AbbVie, Inc.	113,328	$12,636,072
Alexion Pharmaceuticals, Inc.(b)	80,912	13,648,236
Amgen, Inc.	53,245	12,759,632
Biogen, Inc.(b)	46,088	12,320,705
Gilead Sciences, Inc.	199,244	12,646,017
Incyte Corp.(b)	155,239	13,254,306
Regeneron Pharmaceuticals, Inc.(b)	26,016	12,521,501
Vertex Pharmaceuticals, Inc.(b)	57,227	12,486,931

		102,273,400

Health Care Equipment & Supplies-34.52%
Abbott Laboratories	105,093	12,619,567
ABIOMED, Inc.(b)	40,406	12,959,416
Align Technology, Inc.(b)	22,865	13,616,794
Baxter International, Inc.	157,331	13,481,693
Becton, Dickinson and Co.	51,484	12,809,734
Boston Scientific Corp.(b)	315,714	13,765,130
Cooper Cos., Inc. (The)	32,587	13,389,672
Danaher Corp.	57,134	14,508,608
DENTSPLY SIRONA, Inc.	195,062	13,168,636
DexCom, Inc.(b)	34,287	13,238,211
Edwards Lifesciences Corp.(b)	149,451	14,275,560
Hologic, Inc.(b)	173,290	11,359,160
IDEXX Laboratories, Inc.(b)	24,642	13,528,212
Intuitive Surgical, Inc.(b)	16,711	14,455,015
Medtronic PLC	103,236	13,515,657
ResMed, Inc.	66,256	12,454,140
STERIS PLC	66,642	14,062,795
Stryker Corp.	50,945	13,379,685
Teleflex, Inc.	28,962	12,235,866
West Pharmaceutical Services, Inc.	44,745	14,699,627
Zimmer Biomet Holdings, Inc.	75,174	13,317,826

		280,841,004

Health Care Providers & Services-24.08%
AmerisourceBergen Corp.	108,621	13,121,417
Anthem, Inc.	35,894	13,617,825
Cardinal Health, Inc.	213,870	12,904,916
Centene Corp.(b)	194,999	12,039,238
Cigna Corp.	50,380	12,545,124
CVS Health Corp.	165,929	12,676,976
DaVita, Inc.(b)	113,108	13,180,475
HCA Healthcare, Inc.	64,749	13,018,434
Henry Schein, Inc.(b)	182,548	13,234,730
Humana, Inc.	30,171	13,433,336
Laboratory Corp. of America Holdings(b)	51,382	13,660,932
McKesson Corp.	65,399	12,266,236
Quest Diagnostics, Inc.(c)	100,644	13,272,931
UnitedHealth Group, Inc.	34,452	13,739,457
Universal Health Services, Inc., Class B	89,178	13,234,907

		195,946,934

	Shares	Value
Health Care Technology-1.59%
Cerner Corp.	172,123	$12,917,831

Life Sciences Tools & Services-13.41%
Agilent Technologies, Inc.	101,000	13,497,640
Bio-Rad Laboratories, Inc., Class A(b)	21,904	13,802,368
Illumina, Inc.(b)	30,276	11,893,624
IQVIA Holdings, Inc.(b)	65,657	15,409,041
Mettler-Toledo International, Inc.(b)	11,492	15,092,673
PerkinElmer, Inc.	99,639	12,916,204
Thermo Fisher Scientific, Inc.	27,227	12,802,952
Waters Corp.(b)	45,625	13,681,569

		109,096,071

Pharmaceuticals-13.83%
Bristol-Myers Squibb Co.	202,266	12,625,444
Catalent, Inc.(b)	115,975	13,043,708
Eli Lilly and Co.	58,946	10,773,560
Johnson & Johnson	76,851	12,505,963
Merck & Co., Inc.	164,416	12,248,992
Perrigo Co. PLC(c)	298,939	12,444,831
Pfizer, Inc.	351,043	13,567,812
Viatris, Inc.(b)	854,141	11,360,075
Zoetis, Inc.	80,392	13,910,228

		112,480,613

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $614,339,826)		813,555,853

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.67%
Invesco Private Government Fund, 0.01%(d)(e)(f)	5,413,191	5,413,191
Invesco Private Prime Fund, 0.11%(d)(e)(f)	8,116,540	8,119,787

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,532,978)		13,532,978

TOTAL INVESTMENTS IN SECURITIES-101.67% (Cost $627,872,804)		827,088,831
OTHER ASSETS LESS LIABILITIES-(1.67)%		(13,548,840)

NET ASSETS-100.00%		$813,539,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Equal Weight Health Care ETF (RYH)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$17,488,643	$(17,488,643)	$-	$-	$-	$102
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	9,252,552	(9,252,552)	-	-	-	49
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,099,765	(686,574)	-	-	5,413,191	5	*
Invesco Private Prime Fund	-	9,079,065	(959,278)	-	-	8,119,787	94	*

Total	$-	$41,920,025	$(28,387,047)	$-	$-	$13,532,978	$250

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Aerospace & Defense-14.90%
Boeing Co. (The)(b)	26,184	$6,135,173
General Dynamics Corp.	39,989	7,607,108
Howmet Aerospace, Inc.(b)	223,394	7,139,672
Huntington Ingalls Industries, Inc.	36,126	7,670,272
L3Harris Technologies, Inc.	36,708	7,680,415
Lockheed Martin Corp.	20,727	7,887,867
Northrop Grumman Corp.	23,376	8,285,390
Raytheon Technologies Corp.	89,750	7,470,790
Teledyne Technologies, Inc.(b)	17,827	7,982,039
Textron, Inc.	127,992	8,222,206
TransDigm Group, Inc.(b)	11,382	6,985,589

		83,066,521

Air Freight & Logistics-5.56%
C.H. Robinson Worldwide, Inc.	73,472	7,132,662
Expeditors International of Washington, Inc.	70,165	7,708,327
FedEx Corp.	26,103	7,577,962
United Parcel Service, Inc., Class B	42,050	8,572,313

		30,991,264

Airlines-6.17%
Alaska Air Group, Inc.(b)	103,606	7,163,319
American Airlines Group, Inc.(b)(c)	301,589	6,550,513
Delta Air Lines, Inc.(b)	141,447	6,636,693
Southwest Airlines Co.(b)	115,504	7,251,341
United Airlines Holdings, Inc.(b)	125,218	6,811,859

		34,413,725

Building Products-9.69%
A.O. Smith Corp.	109,491	7,418,015
Allegion PLC	60,110	8,077,582
Carrier Global Corp.	178,002	7,757,327
Fortune Brands Home & Security, Inc.	78,740	8,266,125
Johnson Controls International PLC	114,038	7,109,129
Masco Corp.	124,001	7,921,184
Trane Technologies PLC	43,057	7,484,599

		54,033,961

Commercial Services & Supplies-6.90%
Cintas Corp.	19,653	6,783,036
Copart, Inc.(b)	64,104	7,981,589
Republic Services, Inc.	73,256	7,787,113
Rollins, Inc.	213,335	7,953,129
Waste Management, Inc.	57,857	7,982,530

		38,487,397

Construction & Engineering-1.38%
Quanta Services, Inc.	79,515	7,684,330

Electrical Equipment-6.43%
AMETEK, Inc.	57,996	7,825,401
Eaton Corp. PLC	50,058	7,154,790
Emerson Electric Co.	76,445	6,917,508
Generac Holdings, Inc.(b)	21,397	6,931,558
Rockwell Automation, Inc.	26,558	7,018,217

		35,847,474

Industrial Conglomerates-5.44%
3M Co.	38,134	7,517,737
General Electric Co.	560,242	7,350,375

	Shares	Value
Industrial Conglomerates-(continued)
Honeywell International, Inc.	32,865	$7,330,209
Roper Technologies, Inc.	18,263	8,153,334

		30,351,655

Machinery-21.19%
Caterpillar, Inc.	30,772	7,019,401
Cummins, Inc.	25,763	6,493,306
Deere & Co.	19,056	7,066,918
Dover Corp.	51,868	7,738,187
Fortive Corp.	104,254	7,383,268
IDEX Corp.	35,331	7,921,210
Illinois Tool Works, Inc.	32,608	7,514,840
Ingersoll Rand, Inc.(b)	142,093	7,020,815
Otis Worldwide Corp.	106,800	8,316,516
PACCAR, Inc.	72,723	6,536,343
Parker-Hannifin Corp.	22,554	7,077,671
Pentair PLC	118,394	7,637,597
Snap-on, Inc.	32,450	7,710,120
Stanley Black & Decker, Inc.	37,009	7,652,351
Wabtec Corp.	90,273	7,408,705
Xylem, Inc.	69,194	7,656,316

		118,153,564

Professional Services-9.86%
Equifax, Inc.	41,314	9,470,408
IHS Markit Ltd.	74,575	8,022,779
Jacobs Engineering Group, Inc.	55,725	7,445,417
Leidos Holdings, Inc.	74,263	7,521,357
Nielsen Holdings PLC	269,639	6,916,240
Robert Half International, Inc.	89,892	7,875,438
Verisk Analytics, Inc.	41,017	7,719,399

		54,971,038

Road & Rail-8.45%
CSX Corp.	75,126	7,568,944
J.B. Hunt Transport Services, Inc.	43,295	7,390,889
Kansas City Southern	32,718	9,560,527
Norfolk Southern Corp.	26,982	7,534,454
Old Dominion Freight Line, Inc.	30,137	7,769,620
Union Pacific Corp.	32,901	7,306,983

		47,131,417

Trading Companies & Distributors-4.06%
Fastenal Co.	149,502	7,815,965
United Rentals, Inc.(b)	22,192	7,100,330
W.W. Grainger, Inc.	17,828	7,729,151

		22,645,446

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $460,013,867)		557,777,792

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.91%
Invesco Private Government Fund, 0.01%(d)(e)(f)	2,020,793	2,020,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Equal Weight Industrials ETF (RGI)–(continued)

April 30, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	3,029,977	$3,031,189

Total Investments Purchased with Cash Collateral from
Securities on Loan (Cost $5,051,982)		5,051,982

TOTAL INVESTMENTS IN SECURITIES-100.94% (Cost $465,065,849)		562,829,774
OTHER ASSETS LESS LIABILITIES-(0.94)%		(5,239,042)

NET ASSETS-100.00%		$557,590,732

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,037,076	$(3,037,076)	$-	$-	$-	$20
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,935,135	(1,935,135)	-	-	-	28
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,922,014	28,262,632	(28,163,853)	-	-	2,020,793	622	*
Invesco Private Prime Fund	-	29,048,263	(26,017,837)	-	763	3,031,189	2,315	*

Total	$1,922,014	$62,283,106	$(59,153,901)	$-	$763	$5,051,982	$2,985

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P 500® Equal Weight Materials ETF (RTM)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Chemicals-56.51%
Air Products and Chemicals, Inc.	75,710	$21,840,821
Albemarle Corp.	131,512	22,116,373
Celanese Corp.	139,774	21,895,597
CF Industries Holdings, Inc.	419,970	20,423,141
Corteva, Inc.	441,101	21,508,085
Dow, Inc.	321,524	20,095,250
DuPont de Nemours, Inc.	268,448	20,700,025
Eastman Chemical Co.	176,348	20,348,796
Ecolab, Inc.	96,336	21,590,824
FMC Corp.	187,899	22,217,178
International Flavors & Fragrances, Inc.	153,402	21,809,162
Linde PLC (United Kingdom)	77,037	22,020,256
LyondellBasell Industries N.V., Class A	190,262	19,737,780
Mosaic Co. (The)	623,108	21,920,940
PPG Industries, Inc.	142,371	24,379,610
Sherwin-Williams Co. (The)	87,651	24,004,979

		346,608,817

Construction Materials-6.96%
Martin Marietta Materials, Inc.	60,175	21,248,996
Vulcan Materials Co.	120,332	21,447,975

		42,696,971

	Shares	Value
Containers & Packaging-25.60%
Amcor PLC	1,757,651	$20,652,399
Avery Dennison Corp.	114,447	24,511,114
Ball Corp.	244,413	22,886,833
International Paper Co.	382,974	22,212,492
Packaging Corp. of America	150,778	22,262,372
Sealed Air Corp.	448,565	22,159,111
Westrock Co.	401,170	22,365,228

		157,049,549

Metals & Mining-10.94%
Freeport-McMoRan, Inc.	552,859	20,848,313
Newmont Corp.	350,710	21,887,811
Nucor Corp.	296,569	24,395,766

		67,131,890

TOTAL INVESTMENTS IN SECURITIES-100.01% (Cost $506,768,065)		613,487,227
OTHER ASSETS LESS LIABILITIES-(0.01)%		(70,778)

NET ASSETS-100.00%		$613,416,449

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$6,511,544	$(6,511,544)	$-	$-	$-	$72
Invesco Premier U.S. Government Money Portfolio, Institutional Class	44,989	1,644,246	(1,689,235)	-	-	-	34
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,254,198	37,270,817	(44,525,015)	-	-	-	494	*
Invesco Private Prime Fund	-	32,950,995	(32,952,161)	-	1,166	-	2,230	*

Total	$7,299,187	$78,377,602	$(85,677,955)	$-	$1,166	$-	$2,830

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Equity REITs-96.55%
Alexandria Real Estate Equities, Inc.	8,879	$1,607,987
American Tower Corp.	6,728	1,714,093
AvalonBay Communities, Inc.	7,612	1,461,504
Boston Properties, Inc.	13,374	1,462,447
Crown Castle International Corp.	9,145	1,728,954
Digital Realty Trust, Inc.	10,815	1,668,863
Duke Realty Corp.	35,600	1,656,112
Equinix, Inc.	2,178	1,569,815
Equity Residential	19,741	1,465,374
Essex Property Trust, Inc.	5,036	1,463,059
Extra Space Storage, Inc.	10,994	1,634,698
Federal Realty Investment Trust	13,145	1,483,282
Healthpeak Properties, Inc.	45,656	1,567,827
Host Hotels & Resorts, Inc.(b)	84,136	1,527,910
Iron Mountain, Inc.(c)	39,332	1,578,000
Kimco Realty Corp.	73,644	1,546,524
Mid-America Apartment Communities, Inc.	10,215	1,607,126
Prologis, Inc.	14,317	1,668,360
Public Storage	5,955	1,674,308
Realty Income Corp.	23,057	1,594,392
Regency Centers Corp.	24,511	1,560,370
SBA Communications Corp., Class A	5,553	1,664,345
Simon Property Group, Inc.	12,287	1,495,819
UDR, Inc.	32,116	1,491,788
Ventas, Inc.	25,650	1,422,549
Vornado Realty Trust	29,558	1,352,278
Welltower, Inc.	19,577	1,468,862
Weyerhaeuser Co.	40,377	1,565,416

		43,702,062

	Shares	Value
Real Estate Management & Development-3.44%
CBRE Group, Inc., Class A(b)	18,299	$1,559,075

Total Common Stocks & Other Equity Interests (Cost $41,772,858)		45,261,137

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $7,450)	7,450	7,450

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $41,780,308)		45,268,587

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.47%
Invesco Private Government Fund, 0.01%(d)(e)(f)	627,528	627,528
Invesco Private Prime Fund, 0.11%(d)(e)(f)	940,916	941,292

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,568,820)		1,568,820

TOTAL INVESTMENTS IN SECURITIES-103.48% (Cost $43,349,128)		46,837,407
OTHER ASSETS LESS LIABILITIES-(3.48)%		(1,574,310)

NET ASSETS-100.00%		$45,263,097

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$683,174	$(675,724)	$-	$-	$7,450	$4
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	385,720	(385,720)	-	-	-	3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$6,332,782	$(5,705,254)	$-	$-	$627,528	$74	*
Invesco Private Prime Fund	-	5,556,132	(4,614,884)	-	44	941,292	182	*

Total	$-	$12,957,808	$(11,381,582)	$-	$44	$1,576,270	$263

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P 500® Equal Weight Technology ETF (RYT)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communications Equipment-6.53%
Arista Networks, Inc.(b)(c)	116,865	$36,832,342
Cisco Systems, Inc.	669,329	34,075,539
F5 Networks, Inc.(b)	166,559	31,106,559
Juniper Networks, Inc.	1,286,543	32,665,327
Motorola Solutions, Inc.	182,446	34,354,582

		169,034,349

Electronic Equipment, Instruments & Components-12.11%
Amphenol Corp., Class A	509,889	34,335,925
CDW Corp.	204,160	36,407,853
Corning, Inc.	801,897	35,451,866
FLIR Systems, Inc.	592,436	35,528,387
IPG Photonics Corp.(b)	155,003	33,652,701
Keysight Technologies, Inc.(b)	240,246	34,679,510
TE Connectivity Ltd.	249,167	33,505,487
Trimble, Inc.(b)	442,358	36,273,356
Zebra Technologies Corp., Class A(b)	69,106	33,705,761

		313,540,846

IT Services-25.34%
Accenture PLC, Class A	123,331	35,762,290
Akamai Technologies, Inc.(b)	334,975	36,411,783
Automatic Data Processing, Inc.	178,795	33,432,877
Broadridge Financial Solutions, Inc.	226,826	35,981,408
Cognizant Technology Solutions Corp., Class A	420,195	33,783,678
DXC Technology Co.(b)	1,126,006	37,056,858
Fidelity National Information Services, Inc..	223,380	34,154,802
Fiserv, Inc.(b)	263,376	31,636,725
FleetCor Technologies, Inc.(b)	115,119	33,122,039
Gartner, Inc.(b)	174,916	34,262,546
Global Payments, Inc.	152,020	32,628,053
International Business Machines Corp.	256,080	36,332,630
Jack Henry & Associates, Inc.	216,842	35,308,383
Mastercard, Inc., Class A	85,420	32,635,565
Paychex, Inc.	343,227	33,461,200
PayPal Holdings, Inc.(b)	130,525	34,235,402
VeriSign, Inc.(b)	173,719	38,004,506
Visa, Inc., Class A	145,716	34,033,429
Western Union Co. (The)	1,323,032	34,081,304

		656,325,478

Semiconductors & Semiconductor Equipment-26.46%
Advanced Micro Devices, Inc.(b)	403,368	32,922,896
Analog Devices, Inc.(c)	218,528	33,469,748
Applied Materials, Inc.	285,915	37,943,780
Broadcom, Inc.	72,435	33,044,847
Enphase Energy, Inc.(b)(c)	198,492	27,640,011
Intel Corp.	519,754	29,901,448
KLA Corp.	111,044	35,017,725
Lam Research Corp.	62,265	38,632,319
Maxim Integrated Products, Inc.	371,409	34,912,446
Microchip Technology, Inc.	221,621	33,307,420
Micron Technology, Inc.(b)	372,485	32,059,784
Monolithic Power Systems, Inc.	98,725	35,677,240
NVIDIA Corp.	63,541	38,148,746
NXP Semiconductors N.V. (Netherlands)	178,104	34,286,801
Qorvo, Inc.(b)	189,334	35,626,979

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
QUALCOMM, Inc.	251,411	$34,895,847
Skyworks Solutions, Inc.	189,638	34,387,059
Teradyne, Inc.	289,612	36,224,669
Texas Instruments, Inc.	188,265	33,983,715
Xilinx, Inc.	260,604	33,346,888

		685,430,368

Software-21.28%
Adobe, Inc.(b)	73,551	37,388,915
ANSYS, Inc.(b)	103,116	37,705,397
Autodesk, Inc.(b)	121,876	35,576,823
Cadence Design Systems, Inc.(b)	259,876	34,243,860
Citrix Systems, Inc.	244,818	30,320,709
Fortinet, Inc.(b)	173,491	35,432,067
Intuit, Inc.	82,564	34,029,578
Microsoft Corp.	138,603	34,952,904
NortonLifeLock, Inc.	1,522,018	32,890,809
Oracle Corp.	486,554	36,875,928
Paycom Software, Inc.(b)	85,070	32,701,759
PTC, Inc.(b)	234,684	30,729,523
salesforce.com, Inc.(b)	153,984	35,465,595
ServiceNow, Inc.(b)	66,799	33,825,010
Synopsys, Inc.(b)	142,411	35,184,062
Tyler Technologies, Inc.(b)	79,347	33,711,366

		551,034,305

Technology Hardware, Storage & Peripherals-8.29%
Apple, Inc.	269,990	35,492,885
Hewlett Packard Enterprise Co.	2,067,860	33,127,117
HP, Inc.	1,079,157	36,810,045
NetApp, Inc.	483,681	36,126,134
Seagate Technology PLC(c)	425,587	39,511,497
Western Digital Corp.(b)	477,474	33,723,989

		214,791,667

Total Common Stocks & Other Equity Interests (Cost $1,850,584,111)		2,590,157,013

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $367,137)	367,137	367,137

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $1,850,951,248)		2,590,524,150

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.03%
Invesco Private Government Fund, 0.01%(d)(e)(f)	20,978,643	20,978,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P 500® Equal Weight Technology ETF (RYT)–(continued)

April 30, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	31,697,011	$31,709,690

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $52,688,333)		52,688,333

TOTAL INVESTMENTS IN SECURITIES-102.05% (Cost $1,903,639,581)		2,643,212,483
OTHER ASSETS LESS LIABILITIES-(2.05)%		(53,193,979)

NET ASSETS-100.00%		$2,590,018,504

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$21,162,546	$(20,795,409)	$-	$-	$367,137	$116
Invesco Premier U.S. Government Money Portfolio, Institutional Class	322,526	15,280,227	(15,602,753)	-	-	-	159
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	115,516,332	(94,537,689)	-	-	20,978,643	529	*
Invesco Private Prime Fund	-	134,658,474	(102,948,784)	-	-	31,709,690	6,643	*

Total	$322,526	$286,617,579	$(233,884,635)	$-	$-	$53,055,470	$7,447

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Electric Utilities-52.90%
Alliant Energy Corp.	134,623	$7,561,774
American Electric Power Co., Inc.	84,920	7,533,253
Duke Energy Corp.	75,294	7,581,353
Edison International	118,205	7,027,287
Entergy Corp.	71,866	7,854,235
Evergy, Inc.	119,312	7,632,389
Eversource Energy	83,824	7,227,305
Exelon Corp.	161,585	7,261,630
FirstEnergy Corp.	197,020	7,470,998
NextEra Energy, Inc.	90,946	7,049,224
NRG Energy, Inc.	165,829	5,939,995
Pinnacle West Capital Corp.	87,858	7,437,180
PPL Corp.	248,355	7,234,581
Southern Co. (The)	115,005	7,609,881
Xcel Energy, Inc.	110,856	7,904,033

		110,325,118

Gas Utilities-3.74%
Atmos Energy Corp.	75,278	7,798,048

Independent Power and Renewable Electricity Producers-3.23%
AES Corp. (The)	241,895	6,729,519

Multi-Utilities-36.37%
Ameren Corp.	89,029	7,553,220
CenterPoint Energy, Inc.	313,242	7,671,297

	Shares	Value
Multi-Utilities-(continued)
CMS Energy Corp.	119,602	$7,701,173
Consolidated Edison, Inc.	97,010	7,509,544
Dominion Energy, Inc.	93,581	7,477,122
DTE Energy Co.	54,035	7,565,981
NiSource, Inc.	305,185	7,940,914
Public Service Enterprise Group, Inc.	119,291	7,534,419
Sempra Energy	53,452	7,353,392
WEC Energy Group, Inc.	77,771	7,557,008

		75,864,070

Water Utilities-3.70%
American Water Works Co., Inc.	49,464	7,715,889

Total Common Stocks & Other Equity Interests (Cost $190,701,072)		208,432,644

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c) (Cost $116,957)	116,957	116,957

TOTAL INVESTMENTS IN SECURITIES-100.00% (Cost $190,818,029)		208,549,601
OTHER ASSETS LESS LIABILITIES-0.00%		7,235

NET ASSETS-100.00%		$208,556,836

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$5,107,009	$(4,990,052)	$-	$-	$116,957	$30
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	5,426,317	(5,426,317)	-	-	-	63
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	8,436,431	(8,436,431)	-	-	-	28	*
Invesco Private Prime Fund	-	12,013,628	(12,013,628)	-	-	-	397	*

Total	$-	$30,983,385	$(30,866,428)	$-	$-	$116,957	$518

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-2.30%
Cable One, Inc.	148	$264,920
Cinemark Holdings, Inc.(b)(c)	11,557	245,008
Iridium Communications, Inc.(b)	6,691	254,191
John Wiley & Sons, Inc., Class A	5,182	295,063
New York Times Co. (The), Class A	5,476	248,665
TEGNA, Inc.	14,095	282,746
Telephone & Data Systems, Inc.	12,212	280,632
TripAdvisor, Inc.(b)	4,646	218,966
World Wrestling Entertainment, Inc., Class A(c) .	4,848	267,173
Yelp, Inc.(b)	6,633	260,677

		2,618,041

Consumer Discretionary-15.34%
Adient PLC(b)	5,847	270,950
Adtalem Global Education, Inc.(b)	6,655	228,333
American Eagle Outfitters, Inc.(c)	9,314	321,985
AutoNation, Inc.(b)	3,118	319,533
Boyd Gaming Corp.(b)	4,345	287,422
Brunswick Corp.	2,680	287,108
Capri Holdings Ltd.(b)	5,140	283,111
Carter’s, Inc.	3,146	342,253
Choice Hotels International, Inc.(b)	2,571	292,580
Churchill Downs, Inc.	1,096	231,804
Columbia Sportswear Co.	2,648	288,658
Cracker Barrel Old Country Store, Inc.	1,613	270,129
Dana, Inc.	10,333	261,425
Deckers Outdoor Corp.(b)	846	286,117
Dick’s Sporting Goods, Inc.(c)	3,672	303,234
Five Below, Inc.(b)	1,455	292,848
Foot Locker, Inc.	4,832	284,991
Fox Factory Holding Corp.(b)	2,035	311,823
Gentex Corp.	7,496	263,709
Goodyear Tire & Rubber Co. (The)(b)	15,271	262,814
Graham Holdings Co., Class B	471	299,372
Grand Canyon Education, Inc.(b)	2,585	279,930
Grubhub, Inc.(b)	4,099	278,896
H&R Block, Inc.	13,112	291,873
Harley-Davidson, Inc.	7,167	346,668
Helen of Troy Ltd.(b)(c)	1,222	258,099
Jack in the Box, Inc.	2,629	317,189
KB Home	6,315	304,572
Kohl’s Corp.	4,590	269,249
Lear Corp.	1,470	270,245
Lithia Motors, Inc., Class A	704	270,604
Marriott Vacations Worldwide Corp.(b)	1,481	263,070
Mattel, Inc.(b)	13,237	284,066
Murphy USA, Inc.	2,146	299,152
Nordstrom, Inc.(b)(c)	6,709	246,086
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	3,089	285,022
Papa John’s International, Inc.	3,184	307,956
Polaris, Inc.	2,024	283,421
RH(b)(c)	589	405,244
Scientific Games Corp.(b)	5,567	325,781
Service Corp. International	5,768	308,242
Six Flags Entertainment Corp.(b)	5,499	258,343
Skechers U.S.A., Inc., Class A(b)	7,068	342,727
Strategic Education, Inc.	3,122	234,337

	Shares	Value
Consumer Discretionary-(continued)
Taylor Morrison Home Corp., Class A(b)	9,458	$295,184
Tempur Sealy International, Inc.	7,310	278,803
Texas Roadhouse, Inc.	2,838	303,723
Thor Industries, Inc.	1,971	279,074
Toll Brothers, Inc.	5,001	313,563
TopBuild Corp.(b)	1,393	309,775
Travel + Leisure Co.	4,477	288,901
Tri Pointe Homes, Inc.(b)	13,817	329,121
Urban Outfitters, Inc.(b)(c)	6,960	249,864
Visteon Corp.(b)	2,165	263,719
Wendy’s Co. (The)	13,529	305,350
Williams-Sonoma, Inc.	2,085	356,014
Wingstop, Inc.	2,163	342,641
WW International, Inc.(b)	7,730	214,430
Wyndham Hotels & Resorts, Inc.	4,012	293,317
YETI Holdings, Inc.(b)	3,894	332,626

		17,477,076

Consumer Staples-4.46%
BJ’s Wholesale Club Holdings, Inc.(b)	6,555	292,812
Boston Beer Co., Inc. (The), Class A(b)	260	316,287
Casey’s General Stores, Inc.	1,368	303,956
Coty, Inc., Class A(b)	30,932	309,629
Darling Ingredients, Inc.(b)	3,529	245,089
Energizer Holdings, Inc.	5,783	285,102
Flowers Foods, Inc.	11,890	284,884
Grocery Outlet Holding Corp.(b)(c)	7,569	305,712
Hain Celestial Group, Inc. (The)(b)(c)	6,307	258,650
Ingredion, Inc.	3,003	280,510
Lancaster Colony Corp.	1,495	276,141
Nu Skin Enterprises, Inc., Class A	5,289	279,577
Pilgrim’s Pride Corp.(b)	10,925	261,763
Post Holdings, Inc.(b)	2,720	309,482
Sanderson Farms, Inc.	1,691	278,220
Sprouts Farmers Market, Inc.(b)	11,357	290,853
Tootsie Roll Industries, Inc.(c)	7,909	249,687
TreeHouse Foods, Inc.(b)	5,266	250,662

		5,079,016

Energy-1.81%
Antero Midstream Corp.	30,762	265,784
ChampionX Corp.(b)	11,075	232,686
Cimarex Energy Co.	4,263	282,210
CNX Resources Corp.(b)(c)	18,640	250,149
EQT Corp.(b)	14,798	282,642
Equitrans Midstream Corp.	34,427	280,924
Murphy Oil Corp.	13,725	232,364
World Fuel Services Corp.	7,770	240,326

		2,067,085

Financials-16.04%
Affiliated Managers Group, Inc.	1,917	308,963
Alleghany Corp.(b)	428	290,599
American Financial Group, Inc.	2,360	289,950
Associated Banc-Corp.	11,989	262,439
BancorpSouth Bank	7,941	234,974
Bank of Hawaii Corp.	2,922	265,581
Bank OZK	6,105	250,244
Brighthouse Financial, Inc.(b)	6,221	291,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2021

	Shares	Value
Financials-(continued)
Brown & Brown, Inc.	5,926	$315,145
Cathay General Bancorp	6,179	250,126
CIT Group, Inc.	5,233	278,867
CNO Financial Group, Inc.	10,634	271,486
Commerce Bancshares, Inc.	3,438	267,511
Cullen/Frost Bankers, Inc.	2,368	284,302
East West Bancorp, Inc.	3,561	271,170
Essent Group Ltd.	6,042	317,688
Evercore, Inc., Class A	1,972	276,336
F.N.B. Corp.	20,661	266,320
FactSet Research Systems, Inc.	910	305,960
Federated Hermes, Inc., Class B	8,906	256,493
First American Financial Corp.	4,755	306,697
First Financial Bankshares, Inc.(c)	5,445	267,241
First Horizon Corp.	15,722	287,555
FirstCash, Inc.	4,053	291,938
Fulton Financial Corp.	15,472	263,798
Glacier Bancorp, Inc.	4,177	246,234
Hancock Whitney Corp.	6,157	284,700
Hanover Insurance Group, Inc. (The)	2,155	298,058
Home BancShares, Inc.	9,796	272,623
Interactive Brokers Group, Inc., Class A	3,521	251,822
International Bancshares Corp.	5,381	255,006
Janus Henderson Group PLC	8,692	298,918
Jefferies Financial Group, Inc.	8,390	272,759
Kemper Corp.	3,456	269,775
Kinsale Capital Group, Inc.	1,627	283,114
LendingTree, Inc.(b)(c)	1,176	242,832
Mercury General Corp.	4,377	272,556
MGIC Investment Corp.	21,118	321,838
Navient Corp.	20,941	352,437
New York Community Bancorp, Inc.	22,252	266,134
Old Republic International Corp.	12,517	308,169
PacWest Bancorp	6,854	297,532
Pinnacle Financial Partners, Inc.	3,027	265,286
Primerica, Inc.	1,846	294,935
PROG Holdings, Inc.	5,599	285,213
Prosperity Bancshares, Inc.	3,448	252,945
Reinsurance Group of America, Inc.	2,149	280,509
RenaissanceRe Holdings Ltd. (Bermuda)	1,675	282,757
RLI Corp.	2,366	263,714
SEI Investments Co.	4,601	282,685
Selective Insurance Group, Inc.	3,654	278,216
Signature Bank	1,150	289,237
SLM Corp.	16,255	319,573
Sterling Bancorp	11,158	280,401
Stifel Financial Corp.	4,132	285,893
Synovus Financial Corp.	5,626	263,634
TCF Financial Corp.	5,644	256,915
Texas Capital Bancshares, Inc.(b)	3,099	212,684
Trustmark Corp.	7,818	253,381
UMB Financial Corp.	2,867	278,185
Umpqua Holdings Corp.	14,840	276,618
United Bankshares, Inc.	6,809	267,389
Valley National Bancorp	19,733	271,723
Washington Federal, Inc.	8,196	266,780
Webster Financial Corp.	4,454	235,661
Wintrust Financial Corp.	3,345	257,900

		18,269,205

	Shares	Value
Health Care-10.21%
Acadia Healthcare Co., Inc.(b)	4,647	$283,095
Amedisys, Inc.(b)	1,040	280,644
Arrowhead Pharmaceuticals, Inc.(b)	3,815	277,579
Avanos Medical, Inc.(b)	5,754	248,630
Bio-Techne Corp.	721	308,220
Cantel Medical Corp.(b)	3,588	315,421
Charles River Laboratories International, Inc.(b)	968	321,812
Chemed Corp.	631	300,741
Emergent BioSolutions, Inc.(b)	3,077	187,635
Encompass Health Corp.	3,468	294,295
Envista Holdings Corp.(b)(c)	7,035	304,475
Exelixis, Inc.(b)	11,920	293,470
Globus Medical, Inc., Class A(b)	4,443	318,874
Haemonetics Corp.(b)	2,361	158,801
Halozyme Therapeutics, Inc.(b)	6,254	312,387
HealthEquity, Inc.(b)	3,503	266,123
Hill-Rom Holdings, Inc.	2,559	282,053
ICU Medical, Inc.(b)(c)	1,361	283,456
Integra LifeSciences Holdings Corp.(b)	4,074	301,802
Jazz Pharmaceuticals PLC(b)	1,655	272,082
LHC Group, Inc.(b)	1,425	296,785
Ligand Pharmaceuticals, Inc.(b)(c)	1,685	245,825
LivaNova PLC(b)	3,557	301,883
Masimo Corp.(b)	1,205	280,367
Medpace Holdings, Inc.(b)	1,734	294,225
Molina Healthcare, Inc.(b)	1,195	304,845
Nektar Therapeutics(b)(c)	11,953	234,398
Neogen Corp.(b)	3,274	314,337
Neurocrine Biosciences, Inc.(b)	3,216	303,880
NuVasive, Inc.(b)	4,261	304,448
Patterson Cos., Inc.	8,731	280,614
Penumbra, Inc.(b)	999	305,684
PRA Health Sciences, Inc.(b)	1,891	315,589
Progyny, Inc.(b)	5,723	325,696
Quidel Corp.(b)(c)	2,039	213,667
Repligen Corp.(b)	1,427	302,110
STAAR Surgical Co.(b)	3,117	427,060
Syneos Health, Inc.(b)	3,762	319,206
Tenet Healthcare Corp.(b)	5,019	297,426
United Therapeutics Corp.(b)	1,739	350,513

		11,630,153

Industrials-17.16%
Acuity Brands, Inc.	2,002	371,411
AECOM(b)	4,430	294,285
AGCO Corp.	2,006	292,716
ASGN, Inc.(b)	2,784	292,821
Avis Budget Group, Inc.(b)	4,033	361,397
Axon Enterprise, Inc.(b)	1,823	276,385
Brink’s Co. (The)	3,375	269,730
Builders FirstSource, Inc.(b)	5,939	289,051
CACI International, Inc., Class A(b)	1,171	298,441
Carlisle Cos., Inc.	1,742	333,854
Clean Harbors, Inc.(b)	3,076	273,641
Colfax Corp.(b)	5,549	250,759
CoreLogic, Inc.	3,508	279,588
Crane Co.	2,967	279,076
Curtiss-Wright Corp.	2,238	286,240
Donaldson Co., Inc.	4,516	283,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Industrials-(continued)
Dycom Industries, Inc.(b)	2,752	$258,165
EMCOR Group, Inc.	2,408	288,478
EnerSys	2,734	250,380
Flowserve Corp.	6,700	265,588
Fluor Corp.(b)	11,947	274,542
FTI Consulting, Inc.(b)	2,242	311,302
GATX Corp.(c)	2,746	268,312
Graco, Inc.	4,004	307,507
Healthcare Services Group, Inc.	9,404	281,650
Herman Miller, Inc.(c)	6,536	271,244
Hexcel Corp.(b)(c)	4,674	263,660
Hubbell, Inc.	1,480	284,175
IAA, Inc.(b)	4,812	302,242
Insperity, Inc.	2,916	255,267
ITT, Inc.	3,113	293,587
JetBlue Airways Corp.(b)	13,577	276,428
KAR Auction Services, Inc.(b)	16,991	254,695
KBR, Inc.	8,375	331,315
Kennametal, Inc.	6,655	267,265
Kirby Corp.(b)	4,032	256,838
Knight-Swift Transportation Holdings, Inc.	6,022	283,757
Landstar System, Inc.	1,690	291,153
Lennox International, Inc.	951	318,908
Lincoln Electric Holdings, Inc.	2,245	287,472
ManpowerGroup, Inc.	2,669	322,655
MasTec, Inc.(b)	2,812	293,460
Mercury Systems, Inc.(b)	4,188	315,105
Middleby Corp. (The)(b)	1,667	302,261
MSA Safety, Inc.	1,685	270,881
MSC Industrial Direct Co., Inc., Class A	3,043	274,357
Nordson Corp.	1,375	290,689
nVent Electric PLC	9,430	287,144
Oshkosh Corp.	2,401	298,756
Owens Corning	3,154	305,339
Regal Beloit Corp.	1,821	263,007
Ryder System, Inc.	3,585	286,226
Science Applications International Corp.	2,951	263,878
Simpson Manufacturing Co., Inc.	2,605	293,584
Stericycle, Inc.(b)	4,051	309,010
Sunrun, Inc.(b)	4,454	218,246
Terex Corp.	5,879	276,254
Tetra Tech, Inc.	2,081	265,598
Timken Co. (The)	3,369	282,558
Toro Co. (The)	2,728	312,629
Trex Co., Inc.(b)	2,884	311,443
Trinity Industries, Inc.	9,240	255,394
Univar Solutions, Inc.(b)	12,900	301,215
Valmont Industries, Inc.	1,120	276,472
Watsco, Inc.	1,137	332,982
Werner Enterprises, Inc.	5,863	271,047
Woodward, Inc.	2,299	287,398
XPO Logistics, Inc.(b)	2,220	308,846

		19,553,725

Information Technology-12.61%
ACI Worldwide, Inc.(b)	6,818	257,584
Alliance Data Systems Corp.	2,516	296,511
Amkor Technology, Inc.	12,276	248,221
Arrow Electronics, Inc.(b)	2,634	300,460
Avnet, Inc.	7,043	309,329

	Shares	Value
Information Technology-(continued)
Belden, Inc.	6,116	$264,700
Blackbaud, Inc.(b)	3,761	267,482
Brooks Automation, Inc.	3,304	334,794
CDK Global, Inc.	5,264	282,098
Ceridian HCM Holding, Inc.(b)	3,184	300,824
Ciena Corp.(b)	5,108	257,801
Cirrus Logic, Inc.(b)	3,593	267,355
CMC Materials, Inc.	1,639	300,642
Cognex Corp.	3,421	294,616
Coherent, Inc.(b)	1,120	291,189
CommVault Systems, Inc.(b)	4,110	285,686
Concentrix Corp.(b)	1,993	309,672
Cree, Inc.(b)(c)	2,518	250,340
Fair Isaac Corp.(b)	608	317,017
First Solar, Inc.(b)	3,388	259,284
Genpact Ltd.	6,978	331,664
II-VI Incorporated(b)(c)	3,885	260,839
j2 Global, Inc.(b)(c)	2,356	285,076
Jabil, Inc.	5,829	305,556
Lattice Semiconductor Corp.(b)	5,312	267,247
Littelfuse, Inc.	1,031	273,462
LiveRamp Holdings, Inc.(b)	4,957	242,794
Lumentum Holdings, Inc.(b)	3,126	265,866
Manhattan Associates, Inc.(b)	2,260	310,162
MAXIMUS, Inc.	3,171	290,590
MKS Instruments, Inc.	1,672	299,472
National Instruments Corp.	6,492	268,834
NCR Corp.(b)	7,509	343,537
NetScout Systems, Inc.(b)	9,417	246,678
Paylocity Holding Corp.(b)	1,546	298,749
Perspecta, Inc.	9,585	280,553
Qualys, Inc.(b)(c)	2,809	284,720
Sabre Corp.(b)(c)	17,059	255,544
SailPoint Technologies Holding, Inc.(b)	4,929	240,683
Semtech Corp.(b)	4,024	272,586
Silicon Laboratories, Inc.(b)	1,869	263,436
SolarEdge Technologies, Inc.(b)	953	251,154
Synaptics, Inc.(b)(c)	2,034	284,496
SYNNEX Corp.	2,708	328,210
Teradata Corp.(b)(c)	6,445	318,834
Universal Display Corp.	1,250	279,612
ViaSat, Inc.(b)	5,019	259,934
Vishay Intertechnology, Inc.	11,259	276,634
Vontier Corp.(b)	8,929	279,835
WEX, Inc.(b)	1,254	257,333
Xerox Holdings Corp.	10,312	248,932

		14,368,627

Materials-6.58%
AptarGroup, Inc.	1,971	297,247
Ashland Global Holdings, Inc.	3,060	263,803
Avient Corp.	5,525	280,504
Cabot Corp.	5,232	287,132
Chemours Co. (The)	9,653	291,521
Cleveland-Cliffs, Inc.(b)(c)	15,826	282,652
Commercial Metals Co.	9,431	275,574
Compass Minerals International, Inc.	4,074	276,706
Eagle Materials, Inc.(b)	2,081	287,469
Greif, Inc., Class A	4,701	284,458
Ingevity Corp.(b)	3,559	277,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Materials-(continued)
Louisiana-Pacific Corp.	5,296	$348,900
Minerals Technologies, Inc.	3,495	273,099
NewMarket Corp.	725	251,278
Olin Corp.	8,340	358,870
Reliance Steel & Aluminum Co.	1,817	291,283
Royal Gold, Inc.	2,535	283,565
RPM International, Inc.	3,173	300,927
Scotts Miracle-Gro Co. (The)	1,240	286,638
Sensient Technologies Corp.	3,448	283,564
Silgan Holdings, Inc.	6,606	278,575
Sonoco Products Co.	4,417	289,137
Steel Dynamics, Inc.	5,646	306,126
United States Steel Corp.(c)	11,483	264,224
Valvoline, Inc.	10,387	326,152
Worthington Industries, Inc.	3,814	248,902

		7,496,193

Real Estate-9.63%
American Campus Communities, Inc.	6,347	286,948
Apartment Income REIT Corp.	6,264	282,820
Brixmor Property Group, Inc.	13,289	296,876
Camden Property Trust	2,602	313,489
CoreSite Realty Corp.	2,382	289,389
Corporate Office Properties Trust	10,275	288,111
Cousins Properties, Inc.	7,639	280,122
CyrusOne, Inc.	4,211	306,687
Douglas Emmett, Inc.	8,307	278,617
EastGroup Properties, Inc.	1,950	309,387
EPR Properties	5,669	270,468
First Industrial Realty Trust, Inc.	6,198	308,475
Healthcare Realty Trust, Inc.	9,052	291,112
Highwoods Properties, Inc.	6,314	282,804
Hudson Pacific Properties, Inc.	9,789	275,169
JBG SMITH Properties	8,236	268,576
Jones Lang LaSalle, Inc.(b)	1,579	296,710
Kilroy Realty Corp.	4,020	275,531
Lamar Advertising Co., Class A	2,902	287,414
Life Storage, Inc.	3,184	305,855
Macerich Co. (The)(c)	20,661	284,915
Medical Properties Trust, Inc.	12,648	278,888
National Retail Properties, Inc.	6,278	291,425
Omega Healthcare Investors, Inc.	7,399	281,162
Park Hotels & Resorts, Inc.(b)	12,181	271,758
Pebblebrook Hotel Trust(c)	11,290	269,605
Physicians Realty Trust	15,348	287,468
PotlatchDeltic Corp.	5,140	305,110
PS Business Parks, Inc.	1,762	286,096
Rayonier, Inc.	8,267	299,927
Rexford Industrial Realty, Inc.	5,633	312,913
Sabra Health Care REIT, Inc.	15,336	278,655
Service Properties Trust	20,495	252,396
SL Green Realty Corp.	3,568	264,068

Investment Abbreviations:

REIT -Real Estate Investment Trust

	Shares	Value
Real Estate-(continued)
Spirit Realty Capital, Inc.	6,475	$307,822
STORE Capital Corp.	8,213	293,943
Urban Edge Properties	15,373	289,781
Weingarten Realty Investors	10,104	326,763

		10,977,255

Utilities-3.83%
ALLETE, Inc.	3,961	278,696
Black Hills Corp.	4,216	290,820
Essential Utilities, Inc.	6,379	300,642
Hawaiian Electric Industries, Inc.	6,910	297,544
IDACORP, Inc.	2,908	298,012
MDU Resources Group, Inc.	8,818	295,050
National Fuel Gas Co.	5,580	277,103
New Jersey Resources Corp.(c)	6,688	280,562
NorthWestern Corp.	4,397	299,128
OGE Energy Corp.	8,723	292,744
ONE Gas, Inc.	3,693	297,176
PNM Resources, Inc.	5,756	284,116
Southwest Gas Holdings, Inc.	4,249	296,240
Spire, Inc.	3,693	278,231
UGI Corp.	6,819	298,058

		4,364,122

Total Common Stocks & Other Equity Interests (Cost $84,926,551)		113,900,498

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $50,708)	50,708	50,708

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $84,977,259)		113,951,206

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.30%
Invesco Private Government Fund, 0.01%(d)(e)(f)	3,270,908	3,270,908
Invesco Private Prime Fund, 0.11%(d)(e)(f)	5,040,475	5,042,491

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,313,399)		8,313,399
TOTAL INVESTMENTS IN SECURITIES-107.31% (Cost $93,290,658)		122,264,605
OTHER ASSETS LESS LIABILITIES-(7.31)%		(8,331,143)

NET ASSETS-100.00%		$113,933,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,559,583	$(1,508,875)	$-	$-	$50,708	$12
Invesco Premier U.S. Government Money Portfolio, Institutional Class	39,558	1,498,940	(1,538,498)	-	-	-	7
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,167,773	17,084,981	(16,981,846)	-	-	3,270,908	536	*
Invesco Private Prime Fund	-	14,097,049	(9,054,810)	-	252	5,042,491	1,441	*

Total	$3,207,331	$34,240,553	$(29,084,029)	$-	$252	$8,364,107	$1,996

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-2.38%
AMC Networks, Inc., Class A(b)(c)	1,269	$63,805
ATN International, Inc.	1,951	88,927
Cincinnati Bell, Inc.(b)	6,616	102,085
Cogent Communications Holdings, Inc.	1,579	119,230
Consolidated Communications Holdings, Inc.(b)	14,277	102,794
E.W. Scripps Co. (The), Class A	4,180	90,372
Gannett Co., Inc.(b)	17,597	79,890
Marcus Corp. (The)(b)(c)	4,380	87,425
Meredith Corp.(b)	2,691	83,690
QuinStreet, Inc.(b)	4,340	87,972
Scholastic Corp.	3,247	98,482
Shenandoah Telecommunications Co.	1,961	92,677
Spok Holdings, Inc.	8,767	90,037
TechTarget, Inc.(b)	1,223	93,804
Vonage Holdings Corp.(b)	8,291	112,343

		1,393,533

Consumer Discretionary-15.29%
Aaron’s Co., Inc. (The)	3,933	121,490
Abercrombie & Fitch Co., Class A(b)	2,970	111,345
American Axle & Manufacturing Holdings, Inc.(b) .	7,878	73,108
American Public Education, Inc.(b)	2,992	91,136
America’s Car-Mart, Inc.(b)	626	94,420
Asbury Automotive Group, Inc.(b)	519	103,079
Barnes & Noble Education, Inc.(b)	11,219	88,742
Bed Bath & Beyond, Inc.(b)(c)	3,373	85,404
Big Lots, Inc.	1,453	100,170
BJ’s Restaurants, Inc.(b)	1,616	98,560
Bloomin’ Brands, Inc.(b)(c)	3,506	110,790
Boot Barn Holdings, Inc.(b)	1,578	111,312
Brinker International, Inc.(b)	1,339	89,887
Buckle, Inc. (The)	2,452	102,837
Caleres, Inc.	5,359	124,918
Callaway Golf Co.	3,293	95,332
Cato Corp. (The), Class A(b)	7,713	103,354
Cavco Industries, Inc.(b)	451	94,453
Century Communities, Inc.(b)	1,651	122,075
Cheesecake Factory, Inc. (The)(b)	1,613	100,958
Chico’s FAS, Inc.(b)	28,642	85,926
Children’s Place, Inc. (The)(b)(c)	1,195	93,628
Chuy’s Holdings, Inc.(b)	2,327	113,697
Conn’s, Inc.(b)	6,162	124,719
Cooper Tire & Rubber Co.	1,751	99,790
Cooper-Standard Holdings, Inc.(b)	2,158	62,668
Core-Mark Holding Co., Inc.	2,546	108,358
Crocs, Inc.(b)	1,243	124,449
Dave & Buster’s Entertainment, Inc.(b)	2,146	97,986
Designer Brands, Inc., Class A(b)(c)	6,620	117,174
Dine Brands Global, Inc.(b)	1,175	113,564
Dorman Products, Inc.(b)	957	94,915
El Pollo Loco Holdings, Inc.(b)	5,297	89,731
Ethan Allen Interiors, Inc.	3,466	99,509
Fiesta Restaurant Group, Inc.(b)	6,017	88,691
Fossil Group, Inc.(b)	7,004	90,352
GameStop Corp., Class A(b)(c)	373	64,749
Genesco, Inc.(b)	2,027	101,350
Gentherm, Inc.(b)	1,281	91,207

	Shares	Value
Consumer Discretionary-(continued)
G-III Apparel Group Ltd.(b)	3,125	$101,531
Group 1 Automotive, Inc.	574	94,228
Guess?, Inc.	3,730	100,859
Haverty Furniture Cos., Inc., (Acquired 01/26/2016 - 04/29/2021; Cost $68,580)(d)	2,766	128,536
Hibbett Sports, Inc.(b)	1,495	118,778
Installed Building Products, Inc.	876	117,953
iRobot Corp.(b)(c)	838	91,174
Kontoor Brands, Inc.	1,922	120,759
La-Z-Boy, Inc.	2,235	99,368
LCI Industries	704	103,136
LGI Homes, Inc.(b)	732	121,351
Liquidity Services, Inc.(b)	5,180	92,877
Lumber Liquidators Holdings, Inc.(b)	3,834	91,901
M.D.C. Holdings, Inc.	1,773	104,004
M/I Homes, Inc.(b)	1,816	126,612
Macy’s, Inc.(b)	5,426	89,963
MarineMax, Inc.(b)	1,720	97,696
Meritage Homes Corp.(b)	1,120	119,157
Monarch Casino & Resort, Inc.(b)	1,467	110,626
Monro, Inc.	1,430	100,944
Motorcar Parts of America, Inc.(b)	4,089	88,322
Movado Group, Inc.	4,027	126,327
ODP Corp. (The)(b)	2,538	102,611
Oxford Industries, Inc.	1,069	97,525
Patrick Industries, Inc.	1,136	101,786
Perdoceo Education Corp.(b)	8,004	93,327
PetMed Express, Inc.(c)	2,839	83,538
Red Robin Gourmet Burgers, Inc.(b)	2,646	96,209
Regis Corp.(b)(c)	7,559	97,813
Rent-A-Center, Inc.	1,562	89,893
Ruth’s Hospitality Group, Inc.(b)	3,843	100,341
Sally Beauty Holdings, Inc.(b)	4,776	95,854
Shake Shack, Inc., Class A(b)(c)	838	91,133
Shoe Carnival, Inc.(c)	1,794	107,550
Shutterstock, Inc.	1,099	95,811
Signet Jewelers Ltd.(b)	1,706	101,934
Sleep Number Corp.(b)	702	78,547
Sonic Automotive, Inc., Class A	1,920	94,733
Stamps.com, Inc.(b)	522	107,203
Standard Motor Products, Inc.	2,284	97,824
Steven Madden Ltd.	2,595	105,539
Sturm Ruger & Co., Inc.	1,428	92,734
Tupperware Brands Corp.(b)	4,074	99,283
Unifi, Inc.(b)	3,337	90,199
Universal Electronics, Inc.(b)	1,586	90,164
Vera Bradley, Inc.(b)	8,906	98,857
Vista Outdoor, Inc.(b)	3,097	100,993
Winnebago Industries, Inc.	1,197	95,700
Wolverine World Wide, Inc.	2,517	105,009
Zumiez, Inc.(b)	2,234	95,995

		8,940,040

Consumer Staples-4.29%
Andersons, Inc. (The)	3,339	95,896
B&G Foods, Inc.(c)	3,148	91,859
Calavo Growers, Inc.	1,251	97,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2021

	Shares	Value
Consumer Staples-(continued)
Cal-Maine Foods, Inc.	2,396	$89,515
Celsius Holdings, Inc.(b)(c)	2,209	126,576
Central Garden & Pet Co.(b)	418	22,630
Central Garden & Pet Co., Class A(b)	1,663	81,936
Chefs’ Warehouse, Inc. (The)(b)	2,958	95,336
Coca-Cola Consolidated, Inc.	346	101,464
Edgewell Personal Care Co.	2,853	108,985
elf Beauty, Inc.(b)	3,551	107,418
Fresh Del Monte Produce, Inc.	3,323	93,709
Inter Parfums, Inc.	1,345	98,992
J&J Snack Foods Corp.	607	99,918
John B. Sanfilippo & Son, Inc.	1,106	97,217
Medifast, Inc.	390	88,565
MGP Ingredients, Inc.	1,524	91,592
National Beverage Corp.	2,006	97,472
PriceSmart, Inc.	1,026	86,225
Seneca Foods Corp., Class A(b)	1,697	78,164
Simply Good Foods Co. (The)(b)	3,106	107,312
SpartanNash Co.	4,815	93,267
United Natural Foods, Inc.(b)	2,541	93,661
Universal Corp.	1,770	99,527
USANA Health Sciences, Inc.(b)	1,010	90,890
Vector Group Ltd.	6,793	88,649
WD-40 Co.(c)	337	83,825

		2,508,341

Energy-4.42%
Archrock, Inc.	9,712	90,710
Bonanza Creek Energy, Inc.(b)	2,910	96,292
Bristow Group, Inc.(b)	3,545	93,801
Callon Petroleum Co.(b)(c)	2,509	93,812
CONSOL Energy, Inc.(b)	9,019	79,187
Core Laboratories N.V.(c)	2,717	76,565
DMC Global, Inc.(b)	1,515	81,810
Dorian LPG Ltd.(b)	7,169	95,276
Dril-Quip, Inc.(b)	2,551	78,188
Green Plains, Inc.(b)(c)	3,672	109,426
Helix Energy Solutions Group, Inc.(b)	16,503	70,798
Helmerich & Payne, Inc.	3,141	80,504
Laredo Petroleum, Inc.(b)	2,397	97,174
Matador Resources Co.	3,959	104,161
Nabors Industries Ltd.(b)(c)	784	63,386
Oceaneering International, Inc.(b)	7,086	76,175
Oil States International, Inc.(b)	11,248	63,101
Par Pacific Holdings, Inc.(b)	5,173	78,578
Patterson-UTI Energy, Inc.	11,298	76,374
PBF Energy, Inc., Class A(b)	5,530	78,415
PDC Energy, Inc.(b)	2,466	90,034
Penn Virginia Corp.(b)	5,597	76,287
ProPetro Holding Corp.(b)	8,009	77,127
Range Resources Corp.(b)	9,623	94,498
Renewable Energy Group, Inc.(b)	1,266	70,288
REX American Resources Corp.(b)	922	74,433
RPC, Inc.(b)	16,115	78,319
SM Energy Co.	5,269	83,250
Southwestern Energy Co.(b)	22,998	98,201
Talos Energy, Inc.(b)	7,143	79,930
US Silica Holdings, Inc.(b)	7,206	76,744

		2,582,844

	Shares	Value
Financials-17.93%
Allegiance Bancshares, Inc.	2,377	$94,129
Ambac Financial Group, Inc.(b)	5,681	97,429
American Equity Investment Life Holding Co.	3,137	97,184
Ameris Bancorp	1,800	97,362
AMERISAFE, Inc.	1,573	97,652
Apollo Commercial Real Estate Finance, Inc.	6,937	105,512
ARMOUR Residential REIT, Inc.	8,354	103,840
Assured Guaranty Ltd.	2,301	117,006
Axos Financial, Inc.(b)	1,917	86,553
B. Riley Financial, Inc.	1,469	104,725
Banc of California, Inc.	4,767	85,329
BancFirst Corp.	1,314	91,336
BankUnited, Inc.	2,034	94,805
Banner Corp.	1,723	97,935
Berkshire Hills Bancorp, Inc.	4,171	92,554
Blucora, Inc.(b)	5,858	84,326
Boston Private Financial Holdings, Inc.	6,891	101,435
Brightsphere Investment Group, Inc.	5,041	113,473
Brookline Bancorp, Inc.	6,222	100,174
Cadence BanCorp.	4,271	95,030
Capitol Federal Financial, Inc.	7,101	91,780
Capstead Mortgage Corp., (Acquired 01/26/2016 - 04/29/2021; Cost $108,066)(d)	16,061	104,075
Central Pacific Financial Corp.	3,768	101,548
City Holding Co.	1,162	89,939
Columbia Banking System, Inc.	2,015	87,713
Community Bank System, Inc.	1,232	95,640
Customers Bancorp, Inc.(b)	3,146	108,600
CVB Financial Corp.	4,088	86,706
Dime Community Bancshares, Inc.	3,073	101,778
Donnelley Financial Solutions, Inc.(b)	3,409	104,179
Eagle Bancorp, Inc.	1,793	95,764
eHealth, Inc.(b)	1,554	109,930
Employers Holdings, Inc.	2,690	108,891
Encore Capital Group, Inc.(b)	2,444	96,147
Enova International, Inc.(b)	2,456	84,093
EZCORP, Inc., Class A(b)	18,192	102,421
FB Financial Corp.	2,075	87,067
First Bancorp	8,399	105,575
First Bancorp/Southern Pines NC	2,112	89,549
First Commonwealth Financial Corp.	6,555	94,982
First Financial Bancorp	3,847	94,290
First Hawaiian, Inc.	3,364	92,375
First Midwest Bancorp, Inc.	4,249	89,102
Flagstar Bancorp, Inc.	1,992	92,708
Genworth Financial, Inc., Class A(b)	23,253	100,453
Granite Point Mortgage Trust, Inc.	8,424	111,534
Great Western Bancorp, Inc.	3,091	102,158
Green Dot Corp., Class A(b)	1,967	90,010
Greenhill & Co., Inc.	5,644	85,676
Hanmi Financial Corp.	4,696	95,329
HCI Group, Inc.	1,316	96,621
Heritage Financial Corp.	3,317	93,208
Hilltop Holdings, Inc.	2,584	90,957
HomeStreet, Inc.	2,084	85,111
Hope Bancorp, Inc.	6,264	94,023
Horace Mann Educators Corp.	2,311	92,671
Independent Bank Corp.	1,028	84,193
Independent Bank Group, Inc.	1,287	97,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2021

	Shares	Value
Financials-(continued)
Invesco Mortgage Capital, Inc.(c)(e)	26,480	$103,272
Investors Bancorp, Inc.	6,773	99,157
James River Group Holdings Ltd.	2,144	101,004
KKR Real Estate Finance Trust, Inc.	5,312	112,083
Meta Financial Group, Inc.	2,155	106,155
Mr. Cooper Group, Inc.(b)	2,860	98,613
National Bank Holdings Corp., Class A	2,407	96,039
NBT Bancorp, Inc.	2,397	90,822
New York Mortgage Trust, Inc.	21,698	99,594
NMI Holdings, Inc., Class A(b)	4,124	106,564
Northfield Bancorp, Inc.	6,278	101,578
Northwest Bancshares, Inc.	6,631	93,099
OFG Bancorp	4,474	105,989
Old National Bancorp	4,850	91,665
Pacific Premier Bancorp, Inc.	2,177	95,853
Palomar Holdings, Inc.(b)	1,313	92,383
Park National Corp.	711	88,939
PennyMac Mortgage Investment Trust	5,180	103,859
Piper Sandler Cos	822	95,344
PRA Group, Inc.(b)	2,650	99,852
Preferred Bank	1,525	99,948
ProAssurance Corp.	3,584	89,600
Provident Financial Services, Inc.	4,272	100,691
Ready Capital Corp.	6,810	98,813
Redwood Trust, Inc.	9,534	105,923
Renasant Corp.	2,210	93,107
S&T Bancorp, Inc.	2,902	95,621
Safety Insurance Group, Inc.	1,195	98,026
Seacoast Banking Corp. of Florida(b)	2,520	91,602
ServisFirst Bancshares, Inc.	1,683	106,433
Simmons First National Corp., Class A	3,108	88,578
SiriusPoint Ltd. (Bermuda)(b)	9,247	97,833
Southside Bancshares, Inc.	2,464	98,930
Stewart Information Services Corp.	1,876	110,027
StoneX Group, Inc.(b)	1,567	99,536
Tompkins Financial Corp.	1,098	85,809
Triumph Bancorp, Inc.(b)	1,266	112,206
Trupanion, Inc.(b)	1,089	88,318
TrustCo. Bank Corp.	13,013	95,190
United Community Banks, Inc.	2,791	91,322
United Fire Group, Inc.	2,861	86,574
United Insurance Holdings Corp.	12,901	72,117
Universal Insurance Holdings, Inc.	6,238	87,020
Veritex Holdings, Inc.	3,082	104,110
Virtus Investment Partners, Inc.	388	106,102
Walker & Dunlop, Inc.	954	105,751
Westamerica Bancorporation	1,528	96,875
WisdomTree Investments, Inc.	16,480	111,817
World Acceptance Corp.(b)(c)	696	90,995
WSFS Financial Corp.	1,935	98,859

		10,481,363

Health Care-12.28%
Addus HomeCare Corp.(b)	954	100,933
Allscripts Healthcare Solutions, Inc.(b)	6,505	101,218
AMN Healthcare Services, Inc.(b)	1,303	103,328
Amphastar Pharmaceuticals, Inc.(b)	5,252	91,385
AngioDynamics, Inc.(b)	4,339	105,438
ANI Pharmaceuticals, Inc.(b)	3,147	104,732
Anika Therapeutics, Inc.(b)	2,742	110,174

	Shares	Value
Health Care-(continued)
Cara Therapeutics, Inc.(b)	3,747	$48,524
Cardiovascular Systems, Inc.(b)	2,428	97,897
Coherus Biosciences, Inc.(b)(c)	6,258	92,618
Collegium Pharmaceutical, Inc.(b)	4,001	89,222
Community Health Systems, Inc.(b)	9,012	100,484
Computer Programs & Systems, Inc.	3,040	91,261
CONMED Corp.	812	114,451
Corcept Therapeutics, Inc.(b)	3,958	90,203
CorVel Corp.(b)	909	106,362
Covetrus, Inc.(b)	3,027	86,724
Cross Country Healthcare, Inc.(b)	7,511	100,046
CryoLife, Inc.(b)	4,055	118,325
Cutera, Inc.(b)	3,110	93,393
Cytokinetics, Inc.(b)(c)	4,456	113,361
Eagle Pharmaceuticals, Inc.(b)	2,257	92,153
Enanta Pharmaceuticals, Inc.(b)	1,948	98,841
Endo International PLC(b)	11,716	67,133
Ensign Group, Inc. (The)	1,132	97,182
Fulgent Genetics, Inc.(b)(c)	1,049	80,794
Glaukos Corp.(b)(c)	1,145	107,813
Hanger, Inc.(b)	4,161	103,734
HealthStream, Inc.(b)	4,218	101,907
Heska Corp.(b)	531	96,987
Innoviva, Inc.(b)	8,442	96,661
Inogen, Inc.(b)	1,966	128,557
Integer Holdings Corp.(b)	1,065	99,982
Invacare Corp.(b)	11,973	108,116
Lannett Co., Inc.(b)	15,217	66,498
Lantheus Holdings, Inc.(b)	5,175	122,647
LeMaitre Vascular, Inc.	2,111	110,764
Luminex Corp.	3,103	113,849
Magellan Health, Inc.(b)	1,070	100,794
MEDNAX, Inc.(b)	3,589	94,462
Meridian Bioscience, Inc.(b)	4,275	83,704
Merit Medical Systems, Inc.(b)	1,709	108,692
Mesa Laboratories, Inc.	379	94,238
ModivCare, Inc.(b)	678	94,974
Myriad Genetics, Inc.(b)	3,216	97,188
Natus Medical, Inc.(b)	3,825	97,729
NeoGenomics, Inc.(b)	2,068	101,311
NextGen Healthcare, Inc.(b)	5,087	93,143
Omnicell, Inc.(b)	748	108,475
OraSure Technologies, Inc.(b)(c)	9,019	82,524
Orthofix Medical, Inc.(b)	2,173	96,373
Owens & Minor, Inc.	2,810	101,413
Pacira BioSciences, Inc.(b)	1,382	87,315
Pennant Group, Inc. (The)(b)	1,778	71,867
Phibro Animal Health Corp., Class A	4,131	101,292
Prestige Consumer Healthcare, Inc.(b)	2,184	95,135
R1 RCM, Inc.(b)	3,702	100,991
RadNet, Inc.(b)	4,258	95,124
REGENXBIO, Inc.(b)	2,497	86,621
Select Medical Holdings Corp.(b)	2,939	110,859
Simulations Plus, Inc.(c)	1,430	90,290
Spectrum Pharmaceuticals, Inc.(b)	27,556	85,699
Supernus Pharmaceuticals, Inc.(b)	3,808	115,954
SurModics, Inc.(b)	1,821	97,405
Tabula Rasa HealthCare, Inc.(b)(c)	2,280	108,437
Tactile Systems Technology, Inc.(b)	1,992	114,142
Tivity Health, Inc.(b)	4,171	100,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2021

	Shares	Value
Health Care-(continued)
US Physical Therapy, Inc.	834	$93,783
Vanda Pharmaceuticals, Inc.(b)	5,678	94,255
Varex Imaging Corp.(b)	4,339	103,008
Vericel Corp.(b)	2,145	133,891
Xencor, Inc.(b)	2,162	92,015
Zynex, Inc.(b)(c)	6,029	89,048

		7,176,703

Industrials-15.98%
AAON, Inc.	1,359	88,892
AAR Corp.(b)	2,311	92,995
ABM Industries, Inc.	1,956	100,558
Aegion Corp.(b)	3,486	104,929
Aerojet Rocketdyne Holdings, Inc.	2,156	100,728
AeroVironment, Inc.(b)	839	92,600
Alamo Group, Inc.	606	95,294
Albany International Corp., Class A	1,178	105,125
Allegiant Travel Co.(b)	391	92,170
American Woodmark Corp.(b)	953	94,785
Apogee Enterprises, Inc.	2,387	83,855
Applied Industrial Technologies, Inc.	1,069	102,261
ArcBest Corp.	1,375	100,045
Arcosa, Inc.	1,529	92,183
Astec Industries, Inc.	1,315	98,638
Atlas Air Worldwide Holdings, Inc.(b)	1,683	114,293
AZZ, Inc.	1,801	94,805
Barnes Group, Inc.	1,771	88,408
Boise Cascade Co.	1,715	114,425
Brady Corp., Class A	1,758	95,934
Chart Industries, Inc.(b)	645	103,606
CIRCOR International, Inc.(b)	2,494	85,719
Comfort Systems USA, Inc.	1,338	110,198
CoreCivic, Inc.(b)	11,936	92,743
Cubic Corp.	1,449	108,443
Deluxe Corp.	2,446	107,673
DXP Enterprises, Inc.(b)	2,979	87,195
Echo Global Logistics, Inc.(b)	3,139	102,645
Encore Wire Corp.	1,427	106,568
Enerpac Tool Group Corp.	3,735	99,351
EnPro Industries, Inc.	1,081	92,588
ESCO Technologies, Inc.	917	99,733
Exponent, Inc.	1,007	97,004
Federal Signal Corp.	2,568	106,392
Forrester Research, Inc.(b)	2,242	97,415
Forward Air Corp.	1,091	96,324
Franklin Electric Co., Inc.	1,278	103,863
Gibraltar Industries, Inc.(b)	1,052	96,637
GMS, Inc.(b)	2,248	98,260
Granite Construction, Inc.	2,513	95,745
Greenbrier Cos., Inc. (The)	2,037	96,228
Griffon Corp.	3,716	100,778
Harsco Corp.(b)	5,712	102,416
Hawaiian Holdings, Inc.(b)	3,653	91,727
Heartland Express, Inc.	5,141	95,571
Heidrick & Struggles International, Inc.	2,656	112,349
Hillenbrand, Inc.	1,991	97,738
HNI Corp.	2,373	100,473
Hub Group, Inc., Class A(b)	1,495	98,251
Insteel Industries, Inc.	2,621	99,939
Interface, Inc.	7,205	92,512

	Shares	Value
Industrials-(continued)
John Bean Technologies Corp.	712	$103,511
Kaman Corp.	1,865	99,498
Kelly Services, Inc., Class A(b)	4,516	113,126
Korn Ferry	1,534	104,143
Lindsay Corp.	585	96,981
Lydall, Inc.(b)	2,539	93,562
ManTech International Corp., Class A	1,216	103,786
Marten Transport Ltd.	5,919	98,966
Matrix Service Co.(b)	6,480	85,601
Matson, Inc.	1,293	84,472
Matthews International Corp., Class A	2,417	100,015
Meritor, Inc.(b)	3,116	84,225
Moog, Inc., Class A	1,171	101,350
Mueller Industries, Inc.	2,290	102,752
MYR Group, Inc.(b)	1,380	107,502
National Presto Industries, Inc.	963	99,073
NOW, Inc.(b)	8,639	84,835
Park Aerospace Corp.	6,612	89,196
PGT Innovations, Inc.(b)	3,809	100,291
Pitney Bowes, Inc.	11,015	82,282
Powell Industries, Inc.	2,814	99,165
Proto Labs, Inc.(b)	749	83,933
Quanex Building Products Corp.	3,758	102,556
Raven Industries, Inc.	2,425	98,504
Resideo Technologies, Inc.(b)	3,388	101,674
Resources Connection, Inc.	7,030	99,193
Saia, Inc.(b)	453	106,229
SkyWest, Inc.(b)	1,699	84,372
SPX Corp.(b)	1,680	101,909
SPX FLOW, Inc.	1,464	97,488
Standex International Corp.	953	90,363
Team, Inc.(b)	8,638	85,257
Tennant Co.	1,240	97,848
Titan International, Inc.(b)	11,715	126,405
Triumph Group, Inc.(b)	5,544	93,804
TrueBlue, Inc.(b)	4,521	127,944
UFP Industries, Inc.	1,417	119,085
UniFirst Corp.	388	86,986
US Ecology, Inc.(b)	2,258	95,875
Veritiv Corp.(b)	2,257	94,523
Viad Corp.(b)	2,310	96,235
Vicor Corp.(b)	1,029	94,905
Wabash National Corp.	4,973	87,575
Watts Water Technologies, Inc., Class A	823	102,505

		9,338,507

Information Technology-11.73%
3D Systems Corp.(b)	3,263	70,285
8x8, Inc.(b)	2,884	94,855
ADTRAN, Inc.	5,557	94,969
Advanced Energy Industries, Inc.	936	103,250
Agilysys, Inc.(b)	1,701	85,747
Alarm.com Holdings, Inc.(b)	1,143	102,596
Applied Optoelectronics, Inc.(b)(c)	11,362	84,192
Arlo Technologies, Inc.(b)	12,677	77,710
Axcelis Technologies, Inc.(b)	2,551	105,943
Badger Meter, Inc.	967	90,308
Bel Fuse, Inc., Class B	4,441	88,509
Benchmark Electronics, Inc.	3,218	96,604
BM Technologies, Inc.(b)(f)	489	4,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2021

	Shares	Value
Information Technology-(continued)
Bottomline Technologies (DE), Inc.(b)	2,108	$102,364
CalAmp Corp.(b)	8,488	116,710
Cardtronics PLC, Class A(b)	2,617	101,644
CEVA, Inc.(b)	1,707	94,636
Cohu, Inc.(b)	2,370	94,824
Comtech Telecommunications Corp.	3,519	84,386
CSG Systems International, Inc.	2,083	95,797
CTS Corp.	3,050	99,186
Daktronics, Inc.(b)	14,242	87,873
Diebold Nixdorf, Inc.(b)	6,036	90,600
Digi International, Inc.(b)	5,125	91,584
Diodes, Inc.(b)	1,198	92,018
DSP Group, Inc.(b)	6,318	87,757
Ebix, Inc.(c)	3,069	92,408
ePlus, Inc.(b)	960	96,346
EVERTEC, Inc.	2,692	107,411
ExlService Holdings, Inc.(b)	1,148	106,052
Extreme Networks, Inc.(b)	10,914	124,201
Fabrinet (Thailand)(b)	1,092	93,497
FARO Technologies, Inc.(b)	1,053	79,865
FormFactor, Inc.(b)	2,253	88,205
Harmonic, Inc.(b)	12,163	95,115
Ichor Holdings Ltd.(b)	2,215	123,531
Insight Enterprises, Inc.(b)	1,052	105,589
InterDigital, Inc.	1,389	96,424
Itron, Inc.(b)	1,075	96,686
Knowles Corp.(b)	4,793	100,174
Kulicke & Soffa Industries, Inc. (Singapore)	2,141	121,716
LivePerson, Inc.(b)	1,850	101,102
MaxLinear, Inc.(b)	2,832	101,924
Methode Electronics, Inc.	2,206	99,116
MicroStrategy, Inc., Class A(b)(c)	129	84,774
NETGEAR, Inc.(b)	2,366	88,039
OneSpan, Inc.(b)	3,900	104,559
Onto Innovation, Inc.(b)	1,589	108,878
OSI Systems, Inc.(b)	1,035	99,950
PC Connection, Inc.	2,135	96,822
PDF Solutions, Inc.(b)	5,573	98,809
Perficient, Inc.(b)	1,672	109,700
Photronics, Inc.(b)	8,473	107,607
Plantronics, Inc.(b)	2,389	95,536
Plexus Corp.(b)	1,122	103,718
Power Integrations, Inc.	1,231	101,939
Progress Software Corp.	2,236	97,624
Rambus, Inc.(b)	5,121	97,197
Rogers Corp.(b)	520	101,837
Sanmina Corp.(b)	2,541	103,774
ScanSource, Inc.(b)	3,073	92,897
SMART Global Holdings, Inc.(b)(c)	2,212	102,084
SPS Commerce, Inc.(b)	932	95,474
Sykes Enterprises, Inc.(b)	2,248	98,530
TTEC Holdings, Inc.	1,088	110,682
TTM Technologies, Inc.(b)	7,047	105,705
Ultra Clean Holdings, Inc.(b)	1,961	100,148
Unisys Corp.(b)	3,655	87,720
Veeco Instruments, Inc.(b)(c)	4,546	104,603
Viavi Solutions, Inc.(b)	6,189	101,252
Xperi Holding Corp.	4,227	86,865

		6,855,229

	Shares	Value
Materials-5.99%
AdvanSix, Inc.(b)	3,500	$101,780
Allegheny Technologies, Inc.(b)	4,578	106,484
American Vanguard Corp.	4,547	89,940
Arconic Corp.(b)	3,393	97,040
Balchem Corp.	765	97,300
Carpenter Technology Corp.	2,172	82,254
Century Aluminum Co.(b)(c)	5,646	88,416
Clearwater Paper Corp.(b)	2,509	83,951
Domtar Corp.(b)	2,566	101,152
Ferro Corp.(b)	5,593	93,179
FutureFuel Corp.	6,288	79,858
GCP Applied Technologies, Inc.(b)	3,895	100,062
Glatfelter Corp.	5,515	81,181
H.B. Fuller Co.	1,656	110,654
Hawkins, Inc.	2,610	87,043
Haynes International, Inc.	3,087	90,264
Innospec, Inc.	961	93,611
Kaiser Aluminum Corp.	808	97,340
Koppers Holdings, Inc.(b)	2,729	90,712
Kraton Corp.(b)	2,491	89,078
Livent Corp.(b)(c)	5,250	94,605
Materion Corp.	1,355	95,948
Mercer International, Inc. (Germany)	6,403	105,585
Myers Industries, Inc.	5,189	117,064
Neenah, Inc.	1,759	93,526
O-I Glass, Inc.(b)	7,013	115,644
Olympic Steel, Inc.	3,435	99,787
Quaker Chemical Corp.	406	98,394
Rayonier Advanced Materials, Inc.(b)	9,598	87,246
Schweitzer-Mauduit International, Inc., Class A	2,013	91,934
Stepan Co.	780	101,915
SunCoke Energy, Inc.	13,594	91,759
TimkenSteel Corp.(b)(c)	8,484	101,978
Tredegar Corp.	5,703	83,378
Trinseo S.A.	1,343	83,145
US Concrete, Inc.(b)	1,492	94,608
Warrior Met Coal, Inc.	5,281	83,704

		3,501,519

Real Estate-8.38%
Acadia Realty Trust	4,807	100,418
Agree Realty Corp.	1,514	106,525
Alexander & Baldwin, Inc.	5,307	97,277
American Assets Trust, Inc.	2,867	100,488
Armada Hoffler Properties, Inc.	7,282	99,254
Brandywine Realty Trust	7,323	99,080
CareTrust REIT, Inc.	4,253	102,838
Centerspace	1,383	97,349
Chatham Lodging Trust(b)	7,073	98,103
Community Healthcare Trust, Inc.	2,146	109,274
DiamondRock Hospitality Co.(b)	9,416	98,115
Diversified Healthcare Trust	18,894	83,417
Easterly Government Properties, Inc.	4,636	99,350
Essential Properties Realty Trust, Inc.	4,195	109,867
Four Corners Property Trust, Inc.	3,552	102,546
Franklin Street Properties Corp.	15,426	81,449
GEO Group, Inc. (The)(c)	12,585	69,343
Getty Realty Corp.	3,479	109,867
Global Net Lease, Inc.	5,382	103,334
Hersha Hospitality Trust(b)	8,399	97,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2021

	Shares	Value
Real Estate-(continued)
Independence Realty Trust, Inc.	6,742	$113,535
Industrial Logistics Properties Trust	4,367	108,302
Innovative Industrial Properties, Inc.(c)	535	97,975
iStar, Inc.(c)	5,612	103,878
Kite Realty Group Trust	4,869	101,324
Lexington Realty Trust	8,877	108,655
LTC Properties, Inc.	2,321	98,712
Mack-Cali Realty Corp.	6,281	102,757
Marcus & Millichap, Inc.(b)	2,927	103,382
National Storage Affiliates Trust	2,504	113,782
NexPoint Residential Trust, Inc.	2,246	112,659
Office Properties Income Trust	3,448	95,682
RE/MAX Holdings, Inc., Class A	2,373	87,160
Realogy Holdings Corp.(b)	6,124	105,823
Retail Opportunity Investments Corp.	5,996	105,530
Retail Properties of America, Inc., Class A	8,613	101,031
RPT Realty	7,897	100,371
Safehold, Inc.(c)	1,348	95,317
Saul Centers, Inc.	2,400	103,632
SITE Centers Corp.	7,138	105,286
St. Joe Co. (The)	2,065	94,556
Summit Hotel Properties, Inc.(b)	9,447	96,076
Tanger Factory Outlet Centers, Inc.	5,854	102,152
Uniti Group, Inc.	8,476	96,626
Universal Health Realty Income Trust	1,371	91,788
Urstadt Biddle Properties, Inc., Class A	5,598	101,716
Washington REIT	4,118	95,620
Whitestone REIT	9,803	95,775
Xenia Hotels & Resorts, Inc.	4,869	94,605

		4,898,693

Utilities-1.23%
American States Water Co.	1,413	111,896
Avista Corp.	2,256	103,821
California Water Service Group	1,883	110,626

	Shares	Value
Utilities-(continued)
Chesapeake Utilities Corp.	842	$99,794
Northwest Natural Holding Co.	1,915	103,257
South Jersey Industries, Inc.(c)	3,644	90,189
Unitil Corp.	1,751	100,910

		720,493

Total Common Stocks & Other Equity Interests (Cost $48,375,482)		58,397,265

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(g) (Cost $58,820)	58,820	58,820

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $48,434,302)		58,456,085

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.95%
Invesco Private Government Fund, 0.01%(e)(g)(h)	1,391,253	1,391,253
Invesco Private Prime Fund, 0.11%(e)(g)(h)	2,086,045	2,086,880

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,478,133)		3,478,133

TOTAL INVESTMENTS IN SECURITIES-105.95% (Cost $51,912,435)		61,934,218
OTHER ASSETS LESS LIABILITIES-(5.95)%		(3,476,090)

NET ASSETS-100.00%		$58,458,128

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Restricted security. The aggregate value of these securities at April 30, 2021 was $232,611, which represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Invesco Mortgage Capital, Inc.	$26,232	$72,406	$(16,224)	$29,292	$(8,434)	$103,272	$7,232
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	671,027	(612,207)	-	-	58,820	3
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	306,738	(306,738)	-	-	-	2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$1,982,765	$10,504,063	$(11,095,575)	$-	$-	$1,391,253	$376	*
Invesco Private Prime Fund	-	9,187,009	(7,100,315)	-	186	2,086,880	1,046	*

Total	$2,008,997	$20,741,243	$(19,131,059)	$29,292	$(8,248)	$3,640,225	$8,659

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Statements of Assets and Liabilities

April 30, 2021

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Assets:
Unaffiliated investments in securities, at value(a)	$26,530,820,132	$42,963,324	$973,122,380	$476,841,265
Affiliated investments in securities, at value	809,339,000	421,252	36,798,832	13,644,310
Cash	-	-	-	-
Receivable for:
Dividends	17,638,576	67,063	288,403	705,971
Securities lending	43,704	55	2,522	1,380
Investments sold	36,996,208	-	-	4,846,840
Fund shares sold	53,345,969	-	-	-

Total assets	27,448,183,589	43,451,694	1,010,212,137	496,039,766

Liabilities:
Due to custodian	10,197	16,573	-	216,969
Payable for:
Investments purchased	52,945,078	-	-	-
Collateral upon return of securities loaned	748,162,623	421,252	36,450,247	13,644,310
Fund shares repurchased	37,343,558	-	-	4,850,400
Accrued unitary management fees	4,217,757	13,914	306,659	154,690

Total liabilities	842,679,213	451,739	36,756,906	18,866,369

Net Assets	$26,605,504,376	$42,999,955	$973,455,231	$477,173,397

Net assets consist of:
Shares of beneficial interest	$23,541,719,891	$38,437,813	$906,167,385	$484,051,702
Distributable earnings (loss)	3,063,784,485	4,562,142	67,287,846	(6,878,305)

Net Assets	$26,605,504,376	$42,999,955	$973,455,231	$477,173,397

Shares outstanding (unlimited amount authorized, $0.01 par value)	179,542,663	1,120,001	6,540,000	2,960,000
Net asset value	$148.18	$38.39	$148.85	$161.21

Market price	$148.23	$38.43	$148.79	$161.11

Unaffiliated investments in securities, at cost	$21,363,847,285	$37,257,579	$874,563,095	$411,667,746

Affiliated investments in securities, at cost	$793,687,860	$421,252	$36,798,831	$13,644,310

(a) Includes securities on loan with an aggregate value of:	$732,492,741	$409,402	$36,768,332	$13,231,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$156,175,827	$369,625,772	$813,555,853	$557,777,792	$613,487,227	$45,261,137	$2,590,157,013
77,255	5,985,515	13,532,978	5,051,982	-	1,576,270	53,055,470
-	126	-	-	-	-	-
262,621	399,125	405,731	204,573	392,780	5,418	338,011
-	-	106	328	-	93	5,468
-	-	-	-	-	-	2,773,287
-	2,386,618	-	40,753,307	1,653,377	1,048,986	-

156,515,703	378,397,156	827,494,668	603,787,982	615,533,384	47,891,904	2,646,329,249

-	-	159,088	213,300	260,858	-	-
-	2,383,305	-	40,773,332	1,653,255	1,049,237	-
-	-	13,532,978	5,051,982	-	1,568,820	52,688,333
-	-	-	-	-	-	2,772,977
50,121	113,265	262,611	158,636	202,822	10,750	849,435

50,121	2,496,570	13,954,677	46,197,250	2,116,935	2,628,807	56,310,745

$156,465,582	$375,900,586	$813,539,991	$557,590,732	$613,416,449	$45,263,097	$2,590,018,504

$321,649,074	$347,061,215	$693,912,354	$490,034,840	$528,753,889	$44,747,383	$1,990,929,834
(165,183,492)	28,839,371	119,627,637	67,555,892	84,662,560	515,714	599,088,670

$156,465,582	$375,900,586	$813,539,991	$557,590,732	$613,416,449	$45,263,097	$2,590,018,504

3,840,005	6,300,000	2,900,000	3,010,000	3,710,000	1,290,000	9,340,000
$40.75	$59.67	$280.53	$185.25	$165.34	$35.09	$277.30

$40.80	$59.73	$280.73	$185.17	$165.42	$35.12	$277.24

$158,966,790	$310,573,735	$614,339,826	$460,013,867	$506,768,065	$41,772,858	$1,850,584,111

$77,255	$5,523,541	$13,532,978	$5,051,982	$-	$1,576,270	$53,055,470

$-	$-	$13,306,315	$5,045,013	$-	$1,525,844	$49,794,320

71

Statements of Assets and Liabilities–(continued)

April 30, 2021

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Assets:
Unaffiliated investments in securities, at value(a)	$208,432,644	$113,900,498	$58,293,993
Affiliated investments in securities, at value	116,957	8,364,107	3,640,225
Cash	-	-	2,850
Receivable for:
Dividends	286,712	28,153	15,136
Securities lending	522	536	565
Investments sold	3,214,155	332,169	200,532
Fund shares sold	-	1,852,537	1,645,063

Total assets	212,050,990	124,478,000	63,798,364

Liabilities:
Payable for:
Investments purchased	88,600	2,195,210	1,843,515
Investments purchased - affiliated broker	120,609	-	-
Collateral upon return of securities loaned	-	8,313,399	3,478,133
Fund shares repurchased	3,216,658	-	-
Accrued unitary management fees	68,287	35,929	18,588

Total liabilities	3,494,154	10,544,538	5,340,236

Net Assets	$208,556,836	$113,933,462	$58,458,128

Net assets consist of:
Shares of beneficial interest	$219,431,646	$112,898,854	$69,219,849
Distributable earnings (loss)	(10,874,810)	1,034,608	(10,761,721)

Net Assets	$208,556,836	$113,933,462	$58,458,128

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,930,000	1,230,000	720,000
Net asset value	$108.06	$92.63	$81.19

Market price	$107.84	$92.64	$81.20

Unaffiliated investments in securities, at cost	$190,701,072	$84,926,551	$48,264,330

Affiliated investments in securities, at cost	$116,957	$8,364,107	$3,648,105

(a) Includes securities on loan with an aggregate value of:	$-	$8,004,026	$3,256,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

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73

Statements of Operations

For the year ended April 30, 2021

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Investment income:
Unaffiliated dividend income	$287,830,422	$447,013	$2,626,947	$11,522,364
Affiliated dividend income	1,453,560	4	32	134
Securities lending income	1,911,681	464	18,737	1,780

Total investment income	291,195,663	447,481	2,645,716	11,524,278

Expenses:
Unitary management fees	32,415,604	101,775	1,240,051	1,991,601
Professional fees	5,775	-	1,936	-

Total expenses	32,421,379	101,775	1,241,987	1,991,601

Less: Waivers	(8,500)	(15)	(90)	(378)

Net expenses	32,412,879	101,760	1,241,897	1,991,223

Net investment income	258,782,784	345,721	1,403,819	9,533,055

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(782,252,238)	(586,311)	(10,878,082)	(32,610,052)
Affiliated investment securities	(12,694,546)	47	478	-
Unaffiliated in-kind redemptions	2,210,633,271	4,782,164	74,715,821	41,817,307
Affiliated in-kind redemptions	13,105,827	-	-	-

Net realized gain (loss)	1,428,792,314	4,195,900	63,838,217	9,207,255

Change in net unrealized appreciation of:
Unaffiliated investment securities	5,595,449,634	8,575,532	117,527,796	84,530,376
Affiliated investment securities	41,398,981	-	1	-

Change in net unrealized appreciation	5,636,848,615	8,575,532	117,527,797	84,530,376

Net realized and unrealized gain	7,065,640,929	12,771,432	181,366,014	93,737,631

Net increase in net assets resulting from operations	$7,324,423,713	$13,117,153	$182,769,833	$103,270,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$2,828,405	$5,097,302	$6,740,787	$4,310,276	$6,606,528	$595,868	$24,717,619
39	132,649	151	48	106	7	275
106	3	107	38,550	422,417	578	8,713

2,828,550	5,229,954	6,741,045	4,348,874	7,029,051	596,453	24,726,607

359,028	766,579	2,971,326	1,348,583	1,261,135	86,460	8,175,612
-	-	-	-	-	-	-

359,028	766,579	2,971,326	1,348,583	1,261,135	86,460	8,175,612

(120)	(140)	(291)	(196)	(307)	(19)	(956)

358,908	766,439	2,971,035	1,348,387	1,260,828	86,441	8,174,656

2,469,642	4,463,515	3,770,010	3,000,487	5,768,223	510,012	16,551,951

(44,334,680)	(8,150,694)	(8,428,164)	(9,542,457)	(6,407,554)	(2,001,451)	(52,828,247)
-	(1,580,714)	-	763	1,166	44	-
571,207	9,009,510	72,631,103	57,871,789	47,911,663	536,880	251,295,204
-	325,056	-	-	-	-	-

(43,763,473)	(396,842)	64,202,939	48,330,095	41,505,275	(1,464,527)	198,466,957

61,490,167	99,495,063	137,216,794	125,722,356	131,431,807	9,164,368	636,741,544
-	4,796,921	-	-	-	-	-

61,490,167	104,291,984	137,216,794	125,722,356	131,431,807	9,164,368	636,741,544

17,726,694	103,895,142	201,419,733	174,052,451	172,937,082	7,699,841	835,208,501

$20,196,336	$108,358,657	$205,189,743	$177,052,938	$178,705,305	$8,209,853	$851,760,452

75

Statements of Operations–(continued)

For the year ended April 30, 2021

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Investment income:
Unaffiliated dividend income	$7,388,448	$1,145,662	$379,599
Affiliated dividend income	93	19	7,237
Securities lending income	560	20,137	39,519
Foreign withholding tax	-	-	(560)

Total investment income	7,389,101	1,165,818	425,795

Expenses:
Unitary management fees	933,564	319,404	122,622

Less: Waivers	(276)	(62)	(16)

Net expenses	933,288	319,342	122,606

Net investment income	6,455,813	846,476	303,189

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(3,552,503)	(3,811,703)	(2,830,943)
Affiliated investment securities	-	252	(9,032)
Unaffiliated in-kind redemptions	14,910,176	7,458,542	4,470,264
Affiliated in-kind redemptions	-	-	784

Net realized gain	11,357,673	3,647,091	1,631,073

Change in net unrealized appreciation of:
Unaffiliated investment securities	24,559,905	40,883,567	16,322,805
Affiliated investment securities	-	-	29,292

Change in net unrealized appreciation	24,559,905	40,883,567	16,352,097

Net realized and unrealized gain	35,917,578	44,530,658	17,983,170

Net increase in net assets resulting from operations	$42,373,391	$45,377,134	$18,286,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

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77

Statements of Changes in Net Assets

For the years ended April 30, 2021 and 2020

	Invesco S&P 500® Equal Weight ETF (RSP)		Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)
	2021	2020	2021	2020
Operations:
Net investment income	$258,782,784	$309,950,767	$345,721	$400,738
Net realized gain (loss)	1,428,792,314	1,272,941,282	4,195,900	975,375
Change in net unrealized appreciation (depreciation)	5,636,848,615	(3,186,754,059)	8,575,532	(3,522,940)

Net increase (decrease) in net assets resulting from operations	7,324,423,713	(1,603,862,010)	13,117,153	(2,146,827)

Distributions to Shareholders from:
Distributable earnings	(280,652,301)	(312,541,391)	(305,268)	(440,576)

Shareholder Transactions:
Proceeds from shares sold	15,219,941,599	3,047,466,314	23,309,725	30,507,577
Value of shares repurchased	(6,602,078,748)	(6,331,153,320)	(11,301,795)	(32,590,761)

Net increase (decrease) in net assets resulting from share transactions	8,617,862,851	(3,283,687,006)	12,007,930	(2,083,184)

Net increase (decrease) in net assets	15,661,634,263	(5,200,090,407)	24,819,815	(4,670,587)

Net assets:
Beginning of period	10,943,870,113	16,143,960,520	18,180,140	22,850,727

End of period	$26,605,504,376	$10,943,870,113	$42,999,955	$18,180,140

Changes in Shares Outstanding:
Shares sold	121,770,000	29,700,000	680,000	1,250,000
Shares repurchased	(56,030,000)	(65,100,000)	(360,000)	(1,350,000)
Shares outstanding, beginning of period	113,802,663	149,202,663	800,001	900,001

Shares outstanding, end of period	179,542,663	113,802,663	1,120,001	800,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)		Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)		Invesco S&P 500® Equal Weight Energy ETF (RYE)
2021	2020	2021	2020	2021	2020

$1,403,819	$1,519,729	$9,533,055	$10,964,552	$2,469,642	$3,304,864
63,838,217	(2,704,865)	9,207,255	13,007,570	(43,763,473)	(26,783,167)
117,527,797	(19,024,903)	84,530,376	(16,601,037)	61,490,167	(26,897,148)

182,769,833	(20,210,039)	103,270,686	7,371,085	20,196,336	(50,375,451)

(1,486,049)	(1,550,444)	(10,934,630)	(11,001,953)	(2,847,442)	(2,824,645)

1,048,062,462	26,615,647	83,915,892	186,338,692	124,277,512	62,268,471
(304,919,446)	(69,066,174)	(180,158,902)	(133,463,980)	(67,899,355)	(136,152,733)

743,143,016	(42,450,527)	(96,243,010)	52,874,712	56,378,157	(73,884,262)

924,426,800	(64,211,010)	(3,906,954)	49,243,844	73,727,051	(127,084,358)

49,028,431	113,239,441	481,080,351	431,836,507	82,738,531	209,822,889

$973,455,231	$49,028,431	$477,173,397	$481,080,351	$156,465,582	$82,738,531

8,310,000	250,000	570,000	1,400,000	3,600,000	2,800,000
(2,370,000)	(700,000)	(1,210,000)	(1,000,000)	(2,710,000)	(3,900,000)
600,000	1,050,000	3,600,000	3,200,000	2,950,005	4,050,005

6,540,000	600,000	2,960,000	3,600,000	3,840,005	2,950,005

79

Statements of Changes in Net Assets – (continued)

For the years ended April 30, 2021 and 2020

	Invesco S&P 500® Equal Weight Financials ETF (RYF)		Invesco S&P 500® Equal Weight Health Care ETF (RYH)
	2021	2020	2021	2020
Operations:
Net investment income	$4,463,515	$5,503,409	$3,770,010	$4,645,347
Net realized gain (loss)	(396,842)	(8,733,146)	64,202,939	45,086,325
Change in net unrealized appreciation (depreciation)	104,291,984	(45,458,856)	137,216,794	22,689,097

Net increase (decrease) in net assets resulting from operations	108,358,657	(48,688,593)	205,189,743	72,420,769

Distributions to Shareholders from:
Distributable earnings	(4,598,534)	(5,244,535)	(3,959,289)	(4,498,041)

Shareholder Transactions:
Proceeds from shares sold	177,652,506	42,605,129	106,177,815	166,562,893
Value of shares repurchased	(66,714,583)	(118,613,975)	(200,305,554)	(234,893,343)

Net increase (decrease) in net assets resulting from share transactions	110,937,923	(76,008,846)	(94,127,739)	(68,330,450)

Net increase (decrease) in net assets	214,698,046	(129,941,974)	107,102,715	(407,722)

Net assets:
Beginning of period	161,202,540	291,144,514	706,437,276	706,844,998

End of period	$375,900,586	$161,202,540	$813,539,991	$706,437,276

Changes in Shares Outstanding:
Shares sold	3,420,000	1,000,000	420,000	800,000
Shares repurchased	(1,670,000)	(3,100,000)	(820,000)	(1,150,000)
Shares outstanding, beginning of period	4,550,000	6,650,000	3,300,000	3,650,000

Shares outstanding, end of period	6,300,000	4,550,000	2,900,000	3,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® Equal Weight Industrials ETF (RGI)		Invesco S&P 500® Equal Weight Materials ETF (RTM)		Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
2021	2020	2021	2020	2021	2020

$3,000,487	$3,080,222	$5,768,223	$2,593,541	$510,012	$897,548
48,330,095	(1,665,335)	41,505,275	(1,298,742)	(1,464,527)	3,780,448
125,722,356	(34,742,327)	131,431,807	(15,613,567)	9,164,368	(6,275,821)

177,052,938	(33,327,440)	178,705,305	(14,318,768)	8,209,853	(1,597,825)

(3,070,411)	(2,991,968)	(5,559,565)	(2,752,568)	(873,599)	(1,372,067)

537,764,033	85,015,280	452,166,650	25,970,282	22,472,423	43,819,164
(296,428,381)	(152,173,589)	(120,375,446)	(30,147,010)	(7,629,655)	(54,908,250)

241,335,652	(67,158,309)	331,791,204	(4,176,728)	14,842,768	(11,089,086)

415,318,179	(103,477,717)	504,936,944	(21,248,064)	22,179,022	(14,058,978)

142,272,553	245,750,270	108,479,505	129,727,569	23,084,075	37,143,053

$557,590,732	$142,272,553	$613,416,449	$108,479,505	$45,263,097	$23,084,075

3,790,000	650,000	3,350,000	250,000	680,000	1,450,000
(2,080,000)	(1,300,000)	(790,000)	(300,000)	(290,000)	(1,800,000)
1,300,000	1,950,000	1,150,000	1,200,000	900,000	1,250,000

3,010,000	1,300,000	3,710,000	1,150,000	1,290,000	900,000

81

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2021 and 2020

	Invesco S&P 500® Equal Weight Technology ETF (RYT)		Invesco S&P 500® Equal Weight Utilities ETF (RYU)
	2021	2020	2021	2020
Operations:
Net investment income	$16,551,951	$29,257,960	$6,455,813	$10,054,994
Net realized gain (loss)	198,466,957	235,685,916	11,357,673	17,665,122
Change in net unrealized appreciation (depreciation)	636,741,544	(230,914,977)	24,559,905	(40,581,987)

Net increase (decrease) in net assets resulting from operations	851,760,452	34,028,899	42,373,391	(12,861,871)

Distributions to Shareholders from:
Distributable earnings	(25,926,165)	(19,966,122)	(7,025,165)	(9,910,738)

Shareholder Transactions:
Proceeds from shares sold	893,999,654	547,669,971	14,519,622	113,144,978
Value of shares repurchased	(659,158,576)	(821,235,806)	(141,323,667)	(125,858,433)

Net increase (decrease) in net assets resulting from share transactions	234,841,078	(273,565,835)	(126,804,045)	(12,713,455)

Net increase (decrease) in net assets	1,060,675,365	(259,503,058)	(91,455,819)	(35,486,064)

Net assets:
Beginning of period	1,529,343,139	1,788,846,197	300,012,655	335,498,719

End of period	$2,590,018,504	$1,529,343,139	$208,556,836	$300,012,655

Changes in Shares Outstanding:
Shares sold	3,730,000	3,100,000	150,000	1,100,000
Shares repurchased	(2,740,000)	(4,650,000)	(1,470,000)	(1,300,000)
Shares outstanding, beginning of period	8,350,000	9,900,000	3,250,000	3,450,000

Shares outstanding, end of period	9,340,000	8,350,000	1,930,000	3,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)		Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
2021	2020	2021	2020

$846,476	$1,208,908	$303,189	$353,736
3,647,091	624,975	1,631,073	(1,328,703)
40,883,567	(17,668,138)	16,352,097	(6,238,771)

45,377,134	(15,834,255)	18,286,359	(7,213,738)

(899,756)	(1,298,102)	(351,099)	(552,771)

30,866,943	9,811,373	28,476,495	2,870,092
(14,505,986)	(45,476,840)	(9,269,618)	(10,074,892)

16,360,957	(35,665,467)	19,206,877	(7,204,800)

60,838,335	(52,797,824)	37,142,137	(14,971,309)

53,095,127	105,892,951	21,315,991	36,287,300

$113,933,462	$53,095,127	$58,458,128	$21,315,991

420,000	150,000	370,000	50,000
(190,000)	(750,000)	(150,000)	(200,000)
1,000,000	1,600,000	500,000	650,000

1,230,000	1,000,000	720,000	500,000

83

Financial Highlights

Invesco S&P 500® Equal Weight ETF (RSP)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$96.17	$108.20	$99.87	$96.58		$81.57	$78.71

Net investment income(a)	1.93	2.15	1.78	0.85		1.39	1.31
Net realized and unrealized gain (loss) on investments	52.09	(11.97)	8.45	3.33		14.85	2.78

Total from investment operations	54.02	(9.82)	10.23	4.18		16.24	4.09

Distributions to shareholders from:
Net investment income	(2.01)	(2.21)	(1.90)	(0.89)		(1.23)	(1.23)

Net asset value at end of period	$148.18	$96.17	$108.20	$99.87		$96.58	$81.57

Market price at end of period(b)	$148.23	$96.31	$108.22	$99.92

Net Asset Value Total Return(c)	56.72%	(8.98)%	10.45%	4.30%		19.98%	5.24%
Market Price Total Return(c)	56.53%	(8.89)%	10.43%	4.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$26,605,504	$10,943,870	$16,143,961	$14,616,057		$14,226,625	$9,959,671
Ratio to average net assets of:
Expenses, after Waivers	0.20%	0.20%	0.20%	0.20	%(d)	0.33%	0.40%
Expenses, prior to Waivers	0.20%	0.20%	0.20%	0.20	%(d)	0.36%	0.40%
Net investment income	1.60%	2.01%	1.74%	1.69	%(d)	1.52%	1.66%
Portfolio turnover rate(e)	24%	19%	19%	9%		21%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

	Years Ended April 30,			For the Period November 5, 2018(a) Through April 30, 2019
	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$22.73	$25.39		$25.00

Net investment income(b)	0.41	0.41	(c)	0.16
Net realized and unrealized gain (loss) on investments	15.60	(2.64)		0.33

Total from investment operations	16.01	(2.23)		0.49

Distributions to shareholders from:
Net investment income	(0.35)	(0.40)		(0.10)
Net realized gains	-	(0.03)		-

Total distributions	(0.35)	(0.43)		(0.10)

Net asset value at end of period	$38.39	$22.73		$25.39

Market price at end of period(d)	$38.43	$22.74		$25.41

Net Asset Value Total Return(e)	70.90%	(8.89)%		2.04	%(f)
Market Price Total Return(e)	71.00%	(8.92)%		2.12	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$43,000	$18,180		$22,851
Ratio to average net assets of:
Expenses	0.40%	0.42	%(g)	0.40	%(h)
Net investment income	1.36%	1.65	%(c)(g)	1.42	%(h)
Portfolio turnover rate(i)	20%	30%		10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.29 and 1.17%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (November 7, 2018, the first day of trading on the exchange) to April 30, 2019 was 0.08%. The market price total return from Fund Inception to April 30, 2019 was 0.04%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

	Years Ended April 30,				Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020		2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$81.71	$107.85		$99.15	$91.21		$85.40	$90.26

Net investment income(a)	0.56	1.83		1.49	0.68		1.27	1.29
Net realized and unrealized gain (loss) on investments	67.17	(26.05)		8.80	7.98		5.84	(4.96)

Total from investment operations	67.73	(24.22)		10.29	8.66		7.11	(3.67)

Distributions to shareholders from:
Net investment income	(0.59)	(1.92)		(1.59)	(0.72)		(1.30)	(1.19)

Net asset value at end of period	$148.85	$81.71		$107.85	$99.15		$91.21	$85.40

Market price at end of period(b)	$148.79	$81.63		$107.86	$99.13

Net Asset Value Total Return(c)	83.19%	(22.56)%		10.58%	9.49%		8.32%	(4.07)%
Market Price Total Return(c)	83.29%	(22.64)%		10.61%	9.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$973,455	$49,028		$113,239	$84,279		$72,965	$68,323
Ratio to average net assets of:
Expenses	0.40%	0.41	%(d)	0.40%	0.40	%(e)	0.40%	0.40%
Net investment income	0.45%	1.80	%(d)	1.45%	1.38	%(e)	1.39%	1.49%
Portfolio turnover rate(f)	33%	28%		30%	13%		29%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$133.63	$134.95	$122.87	$121.67		$121.52	$111.76

Net investment income(a)	2.79	3.19	2.87	1.32		2.30	2.19
Net realized and unrealized gain (loss) on investments	28.05	(1.34)	12.30	1.14		0.13	9.69

Total from investment operations	30.84	1.85	15.17	2.46		2.43	11.88

Distributions to shareholders from:
Net investment income	(3.26)	(3.17)	(3.09)	(1.26)		(2.28)	(2.12)

Net asset value at end of period	$161.21	$133.63	$134.95	$122.87		$121.67	$121.52

Market price at end of period(b)	$161.11	$133.58	$134.97	$122.84

Net Asset Value Total Return(c)	23.34%	1.44%	12.63%	1.96%		1.99%	10.63%
Market Price Total Return(c)	23.31%	1.37%	12.67%	1.97%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$477,173	$481,080	$431,837	$417,753		$444,092	$613,661
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40	%(d)	0.40%	0.40%
Net investment income	1.91%	2.32%	2.27%	2.06	%(d)	1.86%	1.81%
Portfolio turnover rate(e)	14%	22%	19%	9%		20%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Energy ETF (RYE)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$28.05	$51.81	$60.29	$54.29		$56.90	$54.39

Net investment income(a)	0.86	1.09	0.82	0.47		1.28	0.90
Net realized and unrealized gain (loss) on investments	12.80	(23.84)	(8.34)	5.98		(2.50)	2.53

Total from investment operations	13.66	(22.75)	(7.52)	6.45		(1.22)	3.43

Distributions to shareholders from:
Net investment income	(0.96)	(1.01)	(0.96)	(0.45)		(1.39)	(0.92)

Net asset value at end of period	$40.75	$28.05	$51.81	$60.29		$54.29	$56.90

Market price at end of period(b)	$40.80	$28.06	$51.82	$60.43

Net Asset Value Total Return(c)	50.01%	(44.18)%	(12.46)%	11.97%		(2.20)%	6.50%
Market Price Total Return(c)	50.15%	(44.17)%	(12.65)%	12.31%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$156,466	$82,739	$209,823	$253,202		$230,747	$199,164
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40	%(d)	0.40%	0.40%
Net investment income	2.75%	2.60%	1.46%	1.69	%(d)	2.22%	1.72%
Portfolio turnover rate(e)	37%	34%	31%	10%		34%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$35.43	$43.78	$43.94	$41.93		$31.41	$43.72

Net investment income(a)	1.05	0.92	0.78	0.40		0.55	0.81
Net realized and unrealized gain (loss) on investments	24.25	(8.38)	-	1.91		10.45	1.03

Total from investment operations	25.30	(7.46)	0.78	2.31		11.00	1.84

Distributions to shareholders from:
Net investment income	(1.06)	(0.89)	(0.94)	(0.30)		(0.48)	(0.78)
Return of capital	-	-	-	-		-	(13.37	)(b)

Total distributions	(1.06)	(0.89)	(0.94)	(0.30)		(0.48)	(14.15)

Net asset value at end of period	$59.67	$35.43	$43.78	$43.94		$41.93	$31.41

Market price at end of period(c)	$59.73	$35.53	$43.79	$43.98

Net Asset Value Total Return(d)	72.61%	(17.09)%	1.98%	5.50%		35.15%	4.33%
Market Price Total Return(d)	72.30%	(16.88)%	1.91%	5.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$375,901	$161,203	$291,145	$441,558		$358,496	$114,649
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40	%(e)	0.40%	0.40%
Net investment income	2.33%	2.15%	1.86%	1.81	%(e)	1.44%	1.96%
Portfolio turnover rate(f)	19%	23%	17%	7%		15%	53%

(a)	Based on average shares outstanding.
(b)	Special distribution.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements

88

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$214.07	$193.66	$178.78	$175.84		$143.79	$149.97

Net investment income(a)	1.25	1.31	1.05	0.44		0.78	0.78
Net realized and unrealized gain (loss) on investments	66.53	20.36	14.87	2.93		32.02	(6.22)

Total from investment operations	67.78	21.67	15.92	3.37		32.80	(5.44)

Distributions to shareholders from:
Net investment income	(1.32)	(1.26)	(1.04)	(0.43)		(0.75)	(0.74)

Net asset value at end of period	$280.53	$214.07	$193.66	$178.78		$175.84	$143.79

Market price at end of period(b)	$280.73	$214.39	$193.67	$178.95

Net Asset Value Total Return(c)	31.76%	11.27%	8.91%	1.92%		22.85%	(3.65)%
Market Price Total Return(c)	31.66%	11.42%	8.82%	2.06%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$813,540	$706,437	$706,845	$598,911		$650,617	$474,494
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40	%(d)	0.40%	0.40%
Net investment income	0.51%	0.64%	0.55%	0.49	%(d)	0.48%	0.52%
Portfolio turnover rate(e)	20%	23%	23%	12%		24%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$109.44	$126.03	$115.01	$113.29		$90.92	$85.30

Net investment income(a)	1.31	1.83	1.53	0.62		1.24	1.40
Net realized and unrealized gain (loss) on investments	75.87	(16.57)	11.15	1.73		22.50	5.57

Total from investment operations	77.18	(14.74)	12.68	2.35		23.74	6.97
Distributions to shareholders from:
Net investment income	(1.37)	(1.85)	(1.66)	(0.63)		(1.37)	(1.35)

Net asset value at end of period	$185.25	$109.44	$126.03	$115.01		$113.29	$90.92

Market price at end of period(b)	$185.17	$109.50	$126.01	$115.03

Net Asset Value Total Return(c)	70.89%	(11.70)%	11.21%	2.05%		26.21%	8.25%
Market Price Total Return(c)	70.73%	(11.64)%	11.17%	2.00%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$557,591	$142,273	$245,750	$281,763		$226,584	$127,288
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40	%(d)	0.40%	0.40%
Net investment income	0.89%	1.46%	1.29%	1.05	%(d)	1.18%	1.60%
Portfolio turnover rate(e)	19%	23%	28%	7%		18%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Materials ETF (RTM)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$94.33	$108.11	$106.31	$107.79		$84.46	$79.97

Net investment income(a)	2.48	2.10	1.79	0.70		1.49	1.29
Net realized and unrealized gain (loss) on investments	70.77	(13.65)	1.97	(1.50)		23.28	4.49

Total from investment operations	73.25	(11.55)	3.76	(0.80)		24.77	5.78

Distributions to shareholders from:
Net investment income	(2.24)	(2.23)	(1.96)	(0.68)		(1.44)	(1.29)

Net asset value at end of period	$165.34	$94.33	$108.11	$106.31		$107.79	$84.46

Market price at end of period(b)	$165.42	$94.49	$108.16	$106.31

Net Asset Value Total Return(c)	78.45%	(10.70)%	3.67%	(0.77)%		29.52%	7.29%
Market Price Total Return(c)	78.24%	(10.58)%	3.70%	(0.91)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$613,416	$108,480	$129,728	$180,726		$194,020	$84,463
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40	%(d)	0.40%	0.40%
Net investment income	1.83%	1.99%	1.69%	1.28	%(d)	1.54%	1.57%
Portfolio turnover rate(e)	18%	25%	23%	6%		22%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

	Years Ended April 30,					Six Months Ended April 30, 2018		Years Ended October 31,
	2021		2020		2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.65		$29.71		$25.96	$27.29		$25.81	$25.63

Net investment income(a)	0.67	(b)	0.72		0.69	0.44		0.54	0.70
Net realized and unrealized gain (loss) on investments	9.93		(3.62)		3.97	(1.20)		1.59	(0.08)

Total from investment operations	10.60		(2.90)		4.66	(0.76)		2.13	0.62

Distributions to shareholders from:
Net investment income	(1.16)		(1.03)		(0.85)	(0.35)		(0.65)	(0.44)
Net realized gains	-		(0.13)		(0.06)	(0.22)		-	-

Total distributions	(1.16)		(1.16)		(0.91)	(0.57)		(0.65)	(0.44)

Net asset value at end of period	$35.09		$25.65		$29.71	$25.96		$27.29	$25.81

Market price at end of period(c)	$35.12		$25.65		$29.75	$25.96

Net Asset Value Total Return(d)	42.37%		(9.59)%		18.35%	(2.93)%		8.33%	2.39%
Market Price Total Return(d)	42.50%		(9.71)%		18.51%	(2.35)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$45,263		$23,084		$37,143	$16,873		$24,561	$36,135
Ratio to average net assets of:
Expenses	0.40%		0.41	%(e)	0.40%	0.41	%(f)	0.41%	0.37%
Net investment income	2.36	%(b)	2.37	%(e)	2.46%	3.28	%(f)	2.00%	2.70%
Portfolio turnover rate(g)	21%		15%		14%	2%		24%	10%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.49 and 1.73%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

	Years Ended April 30,				Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020		2019			2017		2016
Per Share Operating Performance:
Net asset value at beginning of period	$183.15	$180.69		$150.94	$142.44		$104.67		$93.16

Net investment income(a)	1.87	3.15	(b)	1.57	0.56		1.16		1.47
Net realized and unrealized gain on investments	95.21	1.50		29.78	8.56		37.61		11.48

Total from investment operations	97.08	4.65		31.35	9.12		38.77		12.95

Distributions to shareholders from:
Net investment income	(2.93)	(2.19)		(1.60)	(0.62)		(1.00)		(1.44)

Net asset value at end of period	$277.30	$183.15		$180.69	$150.94		$142.44		$104.67

Market price at end of period(c)	$277.24	$183.44		$180.66	$151.10

Net Asset Value Total Return(d)	53.40%	2.73%		20.92%	6.40%		37.19%		14.06%
Market Price Total Return(d)	53.12%	2.91%		20.77%	6.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,590,019	$1,529,343		$1,788,846	$1,615,066		$1,509,833		$915,879
Ratio to average net assets of:
Expenses	0.40%	0.40%		0.40%	0.40	%(e)	0.40%		0.40%
Net investment income	0.81%	1.73	%(b)	0.98%	0.76	%(e)	0.95	%(e)	1.55%
Portfolio turnover rate(f)	25%	23%		27%	10%		19%		24%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.92 and 1.06%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$92.31	$97.25	$84.51	$88.52		$81.10	$73.29

Net investment income(a)	2.70	2.77	2.67	1.38		2.54	2.49
Net realized and unrealized gain (loss) on investments	16.05	(4.99)	12.69	(3.92)		7.44	7.81

Total from investment operations	18.75	(2.22)	15.36	(2.54)		9.98	10.30

Distributions to shareholders from:
Net investment income	(3.00)	(2.72)	(2.62)	(1.47)		(2.56)	(2.49)

Net asset value at end of period	$108.06	$92.31	$97.25	$84.51		$88.52	$81.10

Market price at end of period(b)	$107.84	$92.52	$97.23	$84.45

Net Asset Value Total Return(c)	20.80%	(2.28)%	18.54%	(2.88)%		12.51%	14.13%
Market Price Total Return(c)	20.28%	(2.04)%	18.60%	(2.92)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$208,557	$300,013	$335,499	$139,434		$168,180	$210,865
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40	%(d)	0.40%	0.40%
Net investment income	2.77%	2.72%	2.96%	3.29	%(d)	3.01%	3.09%
Portfolio turnover rate(e)	10%	11%	27%	7%		11%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

	Years Ended April 30,				Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020		2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$53.10	$66.18		$63.30	$62.00		$51.40	$49.09

Net investment income(a)	0.75	0.89		0.77	0.42		0.60	0.66
Net realized and unrealized gain (loss) on investments	39.56	(12.99)		2.96	1.30		10.59	2.30

Total from investment operations	40.31	(12.10)		3.73	1.72		11.19	2.96

Distributions to shareholders from:
Net investment income	(0.78)	(0.98)		(0.85)	(0.42)		(0.59)	(0.65)

Net asset value at end of period	$92.63	$53.10		$66.18	$63.30		$62.00	$51.40

Market price at end of period(b)	$92.64	$52.87		$66.19	$63.29

Net Asset Value Total Return(c)	76.41%	(18.24)%		5.96%	2.76%		21.82%	6.08%
Market Price Total Return(c)	77.20%	(18.60)%		5.99%	2.74%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$113,933	$53,095		$105,893	$104,438		$114,692	$89,944
Ratio to average net assets of:
Expenses	0.40%	0.41	%(d)	0.40%	0.40	%(e)	0.41%	0.41%
Net investment income	1.06%	1.42	%(d)	1.19%	1.33	%(e)	1.02%	1.35%
Portfolio turnover rate(f)	33%	32%		30%	9%		26%	101%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights–(continued)

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

	Years Ended April 30,				Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020		2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$42.63	$55.83		$54.92	$52.78		$42.47	$41.84

Net investment income(a)	0.59	0.62		0.59	0.29		0.47	0.32
Net realized and unrealized gain (loss) on investments	38.62	(12.84)		0.80	2.15		10.27	0.67

Total from investment operations	39.21	(12.22)		1.39	2.44		10.74	0.99

Distributions to shareholders from:
Net investment income	(0.65)	(0.98)		(0.48)	(0.30)		(0.43)	(0.36)

Net asset value at end of period	$81.19	$42.63		$55.83	$54.92		$52.78	$42.47

Market price at end of period(b)	$81.20	$42.39		$55.63	$55.02

Net Asset Value Total Return(c)	92.69%	(22.17)%		2.55%	4.62%		25.32%	2.39%
Market Price Total Return(c)	93.79%	(22.33)%		2.00%	4.55%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$58,458	$21,316		$36,287	$30,208		$31,666	$33,978
Ratio to average net assets of:
Expenses	0.40%	0.42	%(d)	0.40%	0.40	%(e)	0.41%	0.41%
Net investment income	0.99%	1.20	%(d)	1.05%	1.10	%(e)	0.96%	0.80%
Portfolio turnover rate(f)	40%	42%		34%	10%		24%	96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Equal Weight ETF (RSP)	“S&P 500® Equal Weight ETF”

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	“S&P 500® Equal Weight Communication Services ETF”

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	“S&P 500® Equal Weight Consumer Discretionary ETF”

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)	“S&P 500® Equal Weight Consumer Staples ETF”

Invesco S&P 500® Equal Weight Energy ETF (RYE)	“S&P 500® Equal Weight Energy ETF”

Invesco S&P 500® Equal Weight Financials ETF (RYF)	“S&P 500® Equal Weight Financials ETF”

Invesco S&P 500® Equal Weight Health Care ETF (RYH)	“S&P 500® Equal Weight Health Care ETF”

Invesco S&P 500® Equal Weight Industrials ETF (RGI)	“S&P 500® Equal Weight Industrials ETF”

Invesco S&P 500® Equal Weight Materials ETF (RTM)	“S&P 500® Equal Weight Materials ETF”

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	“S&P 500® Equal Weight Real Estate ETF”

Invesco S&P 500® Equal Weight Technology ETF (RYT)	“S&P 500® Equal Weight Technology ETF”

Invesco S&P 500® Equal Weight Utilities ETF (RYU)	“S&P 500® Equal Weight Utilities ETF”

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	“S&P MidCap 400® Equal Weight ETF”

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)	“S&P SmallCap 600® Equal Weight ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index

S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index

S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index

S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Index

S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index

S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index

S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index

S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index

S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index

S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index

S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Utilities Plus Index

S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index

S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

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Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

    A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

    Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

    Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

    Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in

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interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to

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be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

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F.

Federal Income Taxes - Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral

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invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
S&P 500® Equal Weight ETF	0.20%

S&P 500® Equal Weight Communication Services ETF	0.40%

S&P 500® Equal Weight Consumer Discretionary ETF	0.40%

S&P 500® Equal Weight Consumer Staples ETF	0.40%

S&P 500® Equal Weight Energy ETF	0.40%

S&P 500® Equal Weight Financials ETF	0.40%

S&P 500® Equal Weight Health Care ETF	0.40%

S&P 500® Equal Weight Industrials ETF	0.40%

S&P 500® Equal Weight Materials ETF	0.40%

S&P 500® Equal Weight Real Estate ETF	0.40%

S&P 500® Equal Weight Technology ETF	0.40%

S&P 500® Equal Weight Utilities ETF	0.40%

S&P MidCap 400® Equal Weight ETF	0.40%

S&P SmallCap 600® Equal Weight ETF	0.40%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

S&P 500® Equal Weight ETF	$8,500

S&P 500® Equal Weight Communication Services ETF	15

S&P 500® Equal Weight Consumer Discretionary ETF	90

S&P 500® Equal Weight Consumer Staples ETF	378

S&P 500® Equal Weight Energy ETF	120

S&P 500® Equal Weight Financials ETF	140

S&P 500® Equal Weight Health Care ETF	291

S&P 500® Equal Weight Industrials ETF	196

S&P 500® Equal Weight Materials ETF	307

S&P 500® Equal Weight Real Estate ETF	19

S&P 500® Equal Weight Technology ETF	956

S&P 500® Equal Weight Utilities ETF	276

S&P MidCap 400® Equal Weight ETF	62

S&P SmallCap 600® Equal Weight ETF	16

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Equal Weight ETF	$281,650

S&P 500® Equal Weight Communication Services ETF	1,050

S&P 500® Equal Weight Consumer Discretionary ETF	15,327

S&P 500® Equal Weight Consumer Staples ETF	6,153

S&P 500® Equal Weight Energy ETF	10,728

S&P 500® Equal Weight Financials ETF	3,661

S&P 500® Equal Weight Health Care ETF	8,590

S&P 500® Equal Weight Industrials ETF	8,172

S&P 500® Equal Weight Materials ETF	7,133

S&P 500® Equal Weight Real Estate ETF	828

S&P 500® Equal Weight Technology ETF	23,547

S&P 500® Equal Weight Utilities ETF	2,899

S&P MidCap 400® Equal Weight ETF	4,636

S&P SmallCap 600® Equal Weight ETF	8,357

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
S&P 500® Equal Weight ETF	$82,264,345	$32,933,351	$(5,907,732)

S&P 500® Equal Weight Consumer Discretionary ETF	275,190	24,264	(74,545)

S&P 500® Equal Weight Energy ETF	-	175,161	(483,031)

S&P 500® Equal Weight Health Care ETF	9,927,647	756,907	(48,916)

S&P 500® Equal Weight Industrials ETF	-	3,427,624	(456,919)

S&P 500® Equal Weight Technology ETF	29,114,448	309,557	(36,310)

S&P MidCap 400® Equal Weight ETF	750,285	3,032,360	(43,145)

S&P SmallCap 600® Equal Weight ETF	456,004	68,789	42,931

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

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prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2021, for each Fund (except for S&P 500® Equal Weight Energy ETF, S&P 500® Equal Weight Financials ETF, S&P 500® Equal Weight Materials ETF and S&P 500® Equal Weight Utilities ETF). As of April 30, 2021, all of the securities in S&P 500® Equal Weight Energy ETF, S&P 500® Equal Weight Financials ETF, S&P 500® Equal Weight Materials ETF and S&P 500® Equal Weight Utilities ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$26,583,940,931	$-	$-	$26,583,940,931

Money Market Funds	8,055,574	748,162,627	-	756,218,201

Total Investments	$26,591,996,505	$748,162,627	$-	$27,340,159,132

S&P 500® Equal Weight Communication Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$42,963,324	$-	$-	$42,963,324

Money Market Funds	-	421,252	-	421,252

Total Investments	$42,963,324	$421,252	$-	$43,384,576

S&P 500® Equal Weight Consumer Discretionary ETF

Investments in Securities

Common Stocks & Other Equity Interests	$973,122,380	$-	$-	$973,122,380

Money Market Funds	348,584	36,450,248	-	36,798,832

Total Investments	$973,470,964	$36,450,248	$-	$1,009,921,212

S&P 500® Equal Weight Consumer Staples ETF

Investments in Securities

Common Stocks & Other Equity Interests	$476,841,265	$-	$-	$476,841,265

Money Market Funds	-	13,644,310	-	13,644,310

Total Investments	$476,841,265	$13,644,310	$-	$490,485,575

S&P 500® Equal Weight Health Care ETF

Investments in Securities

Common Stocks & Other Equity Interests	$813,555,853	$-	$-	$813,555,853

Money Market Funds	-	13,532,978	-	13,532,978

Total Investments	$813,555,853	$13,532,978	$-	$827,088,831

S&P 500® Equal Weight Industrials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$557,777,792	$-	$-	$557,777,792

Money Market Funds	-	5,051,982	-	5,051,982

Total Investments	$557,777,792	$5,051,982	$-	$562,829,774

S&P 500® Equal Weight Real Estate ETF

Investments in Securities

Common Stocks & Other Equity Interests	$45,261,137	$-	$-	$45,261,137

Money Market Funds	7,450	1,568,820	-	1,576,270

Total Investments	$45,268,587	$1,568,820	$-	$46,837,407

102

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,590,157,013	$-	$-	$2,590,157,013

Money Market Funds	367,137	52,688,333	-	53,055,470

Total Investments	$2,590,524,150	$52,688,333	$-	$2,643,212,483

S&P MidCap 400® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$113,900,498	$-	$-	$113,900,498

Money Market Funds	50,708	8,313,399	-	8,364,107

Total Investments	$113,951,206	$8,313,399	$-	$122,264,605

S&P SmallCap 600® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$58,392,468	$-	$4,797	$58,397,265

Money Market Funds	58,820	3,478,133	-	3,536,953

Total Investments	$58,451,288	$3,478,133	$4,797	$61,934,218

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2021 and 2020:

	2021		2020
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

S&P 500® Equal Weight ETF	$280,652,301	$-	$312,541,391	$-

S&P 500® Equal Weight Communication Services ETF	305,268	-	440,576	-

S&P 500® Equal Weight Consumer Discretionary ETF	1,486,049	-	1,550,444	-

S&P 500® Equal Weight Consumer Staples ETF	10,934,630	-	11,001,953	-

S&P 500® Equal Weight Energy ETF	2,847,442	-	2,824,645	-

S&P 500® Equal Weight Financials ETF	4,598,534	-	5,244,535	-

S&P 500® Equal Weight Health Care ETF	3,959,289	-	4,498,041	-

S&P 500® Equal Weight Industrials ETF	3,070,411	-	2,991,968	-

S&P 500® Equal Weight Materials ETF	5,559,565	-	2,752,568	-

S&P 500® Equal Weight Real Estate ETF	873,599	-	1,248,903	123,164

S&P 500® Equal Weight Technology ETF	25,926,165	-	19,966,122	-

S&P 500® Equal Weight Utilities ETF	7,025,165	-	9,910,738	-

S&P MidCap 400® Equal Weight ETF	899,756	-	1,298,102	-

S&P SmallCap 600® Equal Weight ETF	351,099	-	552,771	-

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

		Net
		Unrealized
	Undistributed	Appreciation		Shares of
	Ordinary	(Depreciation)-	Capital Loss	Beneficial	Total
	Income	Investments	Carryforwards	Interest	Net Assets

S&P 500® Equal Weight ETF	$-	$5,161,500,791	$(2,097,716,306)	$23,541,719,891	$26,605,504,376

S&P 500® Equal Weight Communication Services ETF	49,273	5,477,770	(964,901)	38,437,813	42,999,955

S&P 500® Equal Weight Consumer Discretionary ETF	-	98,078,118	(30,790,272)	906,167,385	973,455,231

S&P 500® Equal Weight Consumer Staples ETF	-	63,913,322	(70,791,627)	484,051,702	477,173,397

S&P 500® Equal Weight Energy ETF	102,419	(5,358,583)	(159,927,328)	321,649,074	156,465,582

S&P 500® Equal Weight Financials ETF	203,356	58,631,600	(29,995,585)	347,061,215	375,900,586

S&P 500® Equal Weight Health Care ETF	291,656	194,919,226	(75,583,245)	693,912,354	813,539,991

S&P 500® Equal Weight Industrials ETF	30,870	97,296,905	(29,771,883)	490,034,840	557,590,732

S&P 500® Equal Weight Materials ETF	210,118	106,064,414	(21,611,972)	528,753,889	613,416,449

103

		Net
		Unrealized
	Undistributed	Appreciation		Shares of
	Ordinary	(Depreciation)-	Capital Loss	Beneficial	Total
	Income	Investments	Carryforwards	Interest	Net Assets

S&P 500® Equal Weight Real Estate ETF	$-	$2,760,339	$(2,244,625)	$44,747,383	$45,263,097

S&P 500® Equal Weight Technology ETF	52,643	733,031,738	(133,995,711)	1,990,929,834	2,590,018,504

S&P 500® Equal Weight Utilities ETF	-	17,431,458	(28,306,268)	219,431,646	208,556,836

S&P MidCap 400® Equal Weight ETF	-	28,867,469	(27,832,861)	112,898,854	113,933,462

S&P SmallCap 600® Equal Weight ETF	-	9,972,546	(20,734,267)	69,219,849	58,458,128

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2021:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Equal Weight ETF	$255,272,564	$1,842,443,742	$2,097,716,306

S&P 500® Equal Weight Communication Services ETF	715,380	249,521	964,901

S&P 500® Equal Weight Consumer Discretionary ETF	2,311,530	28,478,742	30,790,272

S&P 500® Equal Weight Consumer Staples ETF	12,514,656	58,276,971	70,791,627

S&P 500® Equal Weight Energy ETF	27,511,713	132,415,615	159,927,328

S&P 500® Equal Weight Financials ETF	5,088,486	24,907,099	29,995,585

S&P 500® Equal Weight Health Care ETF	6,600,028	68,983,217	75,583,245

S&P 500® Equal Weight Industrials ETF	6,522,353	23,249,530	29,771,883

S&P 500® Equal Weight Materials ETF	2,292,642	19,319,330	21,611,972

S&P 500® Equal Weight Real Estate ETF	618,983	1,625,642	2,244,625

S&P 500® Equal Weight Technology ETF	31,136,375	102,859,336	133,995,711

S&P 500® Equal Weight Utilities ETF	11,418,300	16,887,968	28,306,268

S&P MidCap 400® Equal Weight ETF	9,506,430	18,326,431	27,832,861

S&P SmallCap 600® Equal Weight ETF	8,567,186	12,167,081	20,734,267

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Equal Weight ETF	$3,955,000,586	$3,902,938,110

S&P 500® Equal Weight Communication Services ETF	5,527,278	5,214,487

S&P 500® Equal Weight Consumer Discretionary ETF	108,432,644	107,452,987

S&P 500® Equal Weight Consumer Staples ETF	66,655,898	66,591,271

S&P 500® Equal Weight Energy ETF	34,268,633	34,233,889

S&P 500® Equal Weight Financials ETF	36,783,319	37,836,473

S&P 500® Equal Weight Health Care ETF	151,335,748	154,118,630

S&P 500® Equal Weight Industrials ETF	65,615,829	65,937,476

S&P 500® Equal Weight Materials ETF	56,832,995	56,109,727

S&P 500® Equal Weight Real Estate ETF	5,224,149	4,670,721

S&P 500® Equal Weight Technology ETF	512,409,986	522,326,139

S&P 500® Equal Weight Utilities ETF	24,090,711	25,803,168

S&P MidCap 400® Equal Weight ETF	27,369,410	26,428,868

S&P SmallCap 600® Equal Weight ETF	12,660,463	12,364,363

104

For the fiscal year ended April 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

S&P 500® Equal Weight ETF	$15,165,848,428	$6,581,631,656

S&P 500® Equal Weight Communication Services ETF	23,287,570	11,598,328

S&P 500® Equal Weight Consumer Discretionary ETF	1,046,420,470	304,652,499

S&P 500® Equal Weight Consumer Staples ETF	83,783,205	180,318,899

S&P 500® Equal Weight Energy ETF	124,107,171	67,845,455

S&P 500® Equal Weight Financials ETF	177,316,115	65,831,964

S&P 500® Equal Weight Health Care ETF	106,108,473	197,755,731

S&P 500® Equal Weight Industrials ETF	537,425,394	295,612,698

S&P 500® Equal Weight Materials ETF	451,511,508	120,068,319

S&P 500® Equal Weight Real Estate ETF	22,453,972	7,599,774

S&P 500® Equal Weight Technology ETF	891,589,147	656,081,942

S&P 500® Equal Weight Utilities ETF	14,481,778	139,135,511

S&P MidCap 400® Equal Weight ETF	30,758,914	15,238,257

S&P SmallCap 600® Equal Weight ETF	28,378,558	9,512,520

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

S&P 500® Equal Weight ETF	$5,279,240,103	$(117,739,312)	$5,161,500,791	$22,178,658,341

S&P 500® Equal Weight Communication Services ETF	6,377,618	(899,848)	5,477,770	37,906,806

S&P 500® Equal Weight Consumer Discretionary ETF	102,815,299	(4,737,181)	98,078,118	911,843,094

S&P 500® Equal Weight Consumer Staples ETF	67,735,007	(3,821,685)	63,913,322	426,572,253

S&P 500® Equal Weight Energy ETF	10,103,733	(15,462,316)	(5,358,583)	161,611,665

S&P 500® Equal Weight Financials ETF	61,719,920	(3,088,320)	58,631,600	316,979,687

S&P 500® Equal Weight Health Care ETF	208,486,577	(13,567,351)	194,919,226	632,169,605

S&P 500® Equal Weight Industrials ETF	97,763,925	(467,020)	97,296,905	465,532,869

S&P 500® Equal Weight Materials ETF	106,719,162	(654,748)	106,064,414	507,422,813

S&P 500® Equal Weight Real Estate ETF	4,014,830	(1,254,491)	2,760,339	44,077,068

S&P 500® Equal Weight Technology ETF	755,472,178	(22,440,440)	733,031,738	1,910,180,745

S&P 500® Equal Weight Utilities ETF	22,858,178	(5,426,720)	17,431,458	191,118,143

S&P MidCap 400® Equal Weight ETF	30,062,281	(1,194,812)	28,867,469	93,397,136

S&P SmallCap 600® Equal Weight ETF	10,819,155	(846,609)	9,972,546	51,961,672

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and taxable overdistribution to Shares of Beneficial Interest, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

S&P 500® Equal Weight ETF	$17,223,807	$(2,215,423,733)	$2,198,199,926

S&P 500® Equal Weight Communication Services ETF	278	(4,512,973)	4,512,695

S&P 500® Equal Weight Consumer Discretionary ETF	59,316	(73,449,474)	73,390,158

S&P 500® Equal Weight Consumer Staples ETF	777,144	(41,389,275)	40,612,131

S&P 500® Equal Weight Energy ETF	-	3,852,599	(3,852,599)

S&P 500® Equal Weight Financials ETF	82	(8,973,929)	8,973,847

S&P 500® Equal Weight Health Care ETF	-	(71,345,516)	71,345,516

105

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

S&P 500® Equal Weight Industrials ETF	$-	$(57,203,384)	$57,203,384

S&P 500® Equal Weight Materials ETF	1,460	(47,435,380)	47,433,920

S&P 500® Equal Weight Real Estate ETF	363,587	(229,242)	(134,345)

S&P 500® Equal Weight Technology ETF	-	(248,825,205)	248,825,205

S&P 500® Equal Weight Utilities ETF	145,680	(14,533,722)	14,388,042

S&P MidCap 400® Equal Weight ETF	53,280	(7,433,332)	7,380,052

S&P SmallCap 600® Equal Weight ETF	47,910	(4,461,144)	4,413,234

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

106

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P MidCap 400® Equal Weight ETF and Invesco S&P SmallCap 600® Equal Weight ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fourteen of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2021 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for each of the two years in the period ended April 30, 2021 and the period November 5, 2018 (commencement of investment operations) through April 30, 2019) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021, and each of the financial highlights for each of the three years in the period ended April 30, 2021 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for each of the two years in the period ended April 30, 2021 and the period November 5, 2018 (commencement of investment operations) through April 30, 2019) in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco S&P 500® Equal Weight ETF	Guggenheim S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Communication Services ETF	–

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF	Guggenheim S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF	Guggenheim S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF	Guggenheim S&P 500® Equal Weight Utilities ETF

Invesco S&P MidCap 400® Equal Weight ETF	Guggenheim S&P MidCap 400® Equal Weight ETF

Invesco S&P SmallCap 600® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF

The financial statements of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated December 21, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

107

Report of Independent Registered Public Accounting Firm–(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

108

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2020	April 30, 2021	Six-Month Period	Six-Month Period(1)

Invesco S&P 500® Equal Weight ETF (RSP)

Actual	$1,000.00	$1,389.90	0.20%	$1.19

Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

Actual	1,000.00	1,503.10	0.40	2.48

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

Actual	1,000.00	1,456.70	0.40	2.44

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

Actual	1,000.00	1,184.30	0.40	2.17

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Energy ETF (RYE)

Actual	1,000.00	1,922.50	0.40	2.90

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

109

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2020	April 30, 2021	Six-Month Period	Six-Month Period(1)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

Actual	$1,000.00	$1,551.20	0.40%	$2.53

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

Actual	1,000.00	1,209.90	0.40	2.19

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

Actual	1,000.00	1,386.30	0.40	2.37

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Materials ETF (RTM)

Actual	1,000.00	1,401.90	0.40	2.38

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

Actual	1,000.00	1,439.00	0.40	2.42

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Technology ETF (RYT)

Actual	1,000.00	1,345.20	0.40	2.33

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

Actual	1,000.00	1,105.50	0.40	2.09

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

Actual	1,000.00	1,507.80	0.40	2.49

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

Actual	1,000.00	1,664.20	0.40	2.64

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

110

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2021:

	Qualified	Qualified			Business
	Business	Dividend	Corporate Dividends	U.S. Treasury	Interest
	Income*	Income*	Received Deduction*	Obligations*	Income*

Invesco S&P 500® Equal Weight ETF	8%	90%	87%	0%	0%

Invesco S&P 500® Equal Weight Communication Services ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Staples ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Energy ETF	0%	97%	99%	0%	0%

Invesco S&P 500® Equal Weight Financials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Health Care ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Industrials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Materials ETF	0%	100%	90%	0%	0%

Invesco S&P 500® Equal Weight Real Estate ETF	54%	0%	0%	0%	0%

Invesco S&P 500® Equal Weight Technology ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Utilities ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Equal Weight ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600® Equal Weight ETF	14%	78%	80%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

111

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of April 30, 2021

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	220	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	220	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

112

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	220	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

113

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	220	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992- 2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

114

Trustees and Officers—(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Marc M. Kole– 1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	220	Formerly, Treasurer (2018-2021), Finance Committee Member (2015- 2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009- 2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	220	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020)

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

115

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	220	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

116

Trustees and Officers—(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	220	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	220	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

117

Trustees and Officers—(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Interested
Name, Address and Year of Birth	Held	Time	Occupation(s) During	Interested	Trustee During
of Interested Trustee	with Trust	Served*	Past 5 Years	Trustee	the Past 5 Years

Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	220	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

118

Trustees and Officers—(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO; Vice President and Fund Administration, Invesco Advisers, Inc. (2020- Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

119

Trustees and Officers—(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Adam Henkel – 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard – 1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster – 1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

120

Trustees and Officers—(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Sheri Morris–1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008- 2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

121

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communications Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Equal Weight ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF
Invesco S&P 500® Equal Weight Materials ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

122

Approval of Investment Advisory Contracts—(continued)

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median	Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	X	X

Invesco S&P 500® Equal Weight Communication Services ETF			X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF	X		X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF	X		X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Equal Weight ETF			X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

123

Approval of Investment Advisory Contracts—(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

124

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2021

RPG	Invesco S&P 500® Pure Growth ETF

RPV	Invesco S&P 500® Pure Value ETF

XLG	Invesco S&P 500® Top 50 ETF

RFG	Invesco S&P MidCap 400® Pure Growth ETF

RFV	Invesco S&P MidCap 400® Pure Value ETF

RZG	Invesco S&P SmallCap 600® Pure Growth ETF

RZV	Invesco S&P SmallCap 600® Pure Value ETF

2

The Market Environment

Domestic Equity

As many businesses began to shut down in April 2020 due to coronavirus (COVID-19), US unemployment numbers continued to climb, as the economy ground to a halt. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, COVID-19 social unrest and a resurgence in infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many US regions. In July, the US Federal Reserve (the Fed) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, second-quarter gross domestic product (GDP) fell by 31.4%,1 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since COVID-19 began, the recovery appeared to slow in the fourth quarter with employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.63%2 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April. US stocks had strong returns for the fiscal year, with the S&P 500 Index returning 45.98% for the year.3

[1]	Source: US Bureau of Economic Analysis
[2]	Source: Bloomberg L.P.
[3]	Source: Lipper Inc.

3

RPG	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Growth ETF (RPG)

As an index fund, the Invesco S&P 500® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”— one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: sales growth, the ratio of earnings change to price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value- to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 48.40%. On a net asset value (“NAV”) basis, the Fund returned 48.37%. During the same time period, the Index returned 48.90%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, the effect of which was compounded during a time period of high returns, as well as trading costs associated with portfolio rebalances during the period. During this same time period, the S&P 500® Growth Index returned 48.86%.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors, respectively. No sector detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Lam Research Corp., an information technology company (portfolio average weight of 1.65%) and Align Technology, Inc., a health care company (portfolio average weight of 1.56%). Positions that detracted most significantly from the Fund’s return during this period included Enphase Energy, Inc., an energy company (portfolio average weight of 0.65%) and DexCom, Inc., a health care company (portfolio average weight of 1.57%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	40.43
Health Care	19.26
Consumer Discretionary	15.27
Communication Services	8.05
Industrials	7.52
Financials	5.83
Sector Types Each Less Than 3%	3.64
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
SVB Financial Group	2.57
Etsy, Inc.	2.55
PayPal Holdings, Inc.	2.49
Tesla, Inc.	2.37
Align Technology, Inc.	2.22
Monolithic Power Systems, Inc.	2.20
NVIDIA Corp.	2.11
Teradyne, Inc.	2.04
Amazon.com, Inc.	2.03
ServiceNow, Inc.	1.90
Total	22.48

*	Excluding money market fund holdings.

4

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Growth Index	48.90%	17.68%	62.98%	18.07%	129.41%	14.75%	296.00%	12.28%	479.34%
S&P 500® Growth Index	48.86	23.17	86.87	21.26	162.12	16.55	362.39	12.35	484.25
Fund
NAV Return	48.37	17.26	61.21	17.64	125.32	14.34	281.84	11.88	448.85
Market Price Return	48.40	17.23	61.11	17.66	125.53	14.33	281.67	11.88	448.96

Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Growth Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

5

RPV	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Value ETF (RPV)

As an index fund, the Invesco S&P 500® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”— one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth, the three-year ratio of earnings per share change to price per share, and momentum (the 12- month percentage change in price). The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 71.32%. On a net asset value (“NAV”) basis, the Fund returned 71.67%. During the same time period, the Index returned 72.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P 500® Value Index returned 40.90%.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return followed by the consumer discretionary and materials sectors, respectively. No sector detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included General Motors Co., a consumer discretionary company (portfolio average weight of 1.87%) and Gap, Inc., a consumer discretionary company (portfolio average weight of 1.28%). Positions that detracted most significantly from the Fund’s return during this period included Viatris, Inc., a health care company (portfolio average weight of 1.37%) and Perrigo Co. PLC, a health care company (portfolio average weight of 0.74%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	43.31
Consumer Discretionary	9.31
Energy	9.14
Health Care	9.11
Consumer Staples	8.16
Communication Services	5.92
Information Technology	3.98
Materials	3.72
Industrials	3.40
Sector Types Each Less Than 3%	3.87
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Berkshire Hathaway, Inc., Class B	2.19
Unum Group	2.17
Lincoln National Corp.	1.89
HollyFrontier Corp.	1.86
MetLife, Inc.	1.86
Lumen Technologies, Inc.	1.83
Prudential Financial, Inc.	1.78
Valero Energy Corp.	1.66
Ford Motor Co.	1.64
Hewlett Packard Enterprise Co.	1.60
Total	18.48

*	Excluding money market fund holdings.

6

Invesco S&P 500® Pure Value ETF (RPV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Value Index	72.32%	7.99%	25.94%	10.93%	67.99%	11.65%	200.89%	9.15%	276.97%
S&P 500® Value Index	40.90	13.02	44.35	12.67	81.56	11.27	191.05	7.90	216.82
Fund
NAV Return	71.67	7.74	25.07	10.62	65.63	11.27	191.02	8.72	255.46
Market Price Return	71.32	7.73	25.04	10.64	65.76	11.26	190.78	8.73	255.69

Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Value Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

7

XLG	Management’s Discussion of Fund Performance
Invesco S&P 500® Top 50 ETF (XLG)

As an index fund, the Invesco S&P 500® Top 50 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Top 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of the 50 largest members of the S&P 500® Index by float-adjusted market capitalization. The Index’s components are weighted by float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 42.85%. On a net asset value (“NAV”) basis, the Fund returned 42.97%. During the same time period, the Index returned 43.26%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 44.47%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue-chip companies.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an index that employs a different stock universe selection process.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to, and security selection within the financials sector.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and utilities sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Apple, Inc., an information technology company, (portfolio average weight of

11.52%). and Microsoft Corp., an information technology company (portfolio average weight of 10.35%). Positions that detracted most significantly from the Fund’s return during this period included Intel Corp., an information technology company (portfolio average weight of 1.48%) and Wells Fargo & Co., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	37.63
Communication Services	18.85
Health Care	13.05
Consumer Discretionary	11.82
Financials	7.88
Consumer Staples	6.75
Sector Types Each Less Than 3%	4.02
Other Assets Less Liabilities	0.00

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2021
Security
Apple, Inc.	11.27
Microsoft Corp.	10.33
Amazon.com, Inc.	8.06
Facebook, Inc., Class A	4.25
Alphabet, Inc., Class A	3.84
Alphabet, Inc., Class C	3.77
Berkshire Hathaway, Inc., Class B	2.85
JPMorgan Chase & Co.	2.55
Johnson & Johnson	2.32
Visa, Inc., Class A	2.15
Total	51.39

8

Invesco S&P 500® Top 50 ETF (XLG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Top 50 Index	43.26%	21.01%	77.20%	19.00%	138.60%	15.05%	306.38%	10.42%	388.12%
S&P 100® Index	44.47	20.19	73.64	18.15	130.24	14.55	288.89	10.39	385.52
Fund
NAV Return	42.97	20.78	76.21	18.76	136.20	14.81	297.98	10.21	373.14
Market Price Return	42.85	20.74	76.03	18.76	136.28	14.83	298.55	10.21	373.32

Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) Inception: May 4, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Top 50 Index performance is comprised of the performance of the Russell Top 50® Mega Cap Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RFG	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

As an index fund, the Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth, three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book- value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating value characteristics. The Index uses a “style- attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 72.95%. On a net asset value (“NAV”) basis, the Fund returned 73.26%. During the same time period, the Index returned 73.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P MidCap 400® Growth Index returned 61.70%.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The communication services sector was the only sector to detract from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included SolarEdge Technologies Inc., an information technology company (portfolio average weight of 3.44%) and RH, a consumer discretionary company (portfolio average weight of 2.64%). Positions that detracted most significantly from the Fund’s return during this period included Quidel Corp., a health care company (portfolio average weight of 1.45%)) and Emergent BioSolutions, Inc., a health care company (portfolio average weight of 0.63%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Health Care	26.69
Consumer Discretionary	24.07
Information Technology	15.92
Industrials	14.82
Financials	8.67
Consumer Staples	3.97
Materials	3.06
Sector Types Each Less Than 3%	2.78
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
STAAR Surgical Co.	2.93
RH	2.93
Boston Beer Co., Inc. (The), Class A	2.51
Brooks Automation, Inc.	2.33
Brighthouse Financial, Inc.	2.28
Repligen Corp.	2.27
Scotts Miracle-Gro Co. (The)	2.19
SLM Corp.	2.10
Trex Co., Inc.	2.08
Medpace Holdings, Inc.	2.07
Total	23.69

*	Excluding money market fund holdings.

10

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Growth Index	73.82%	14.72%	50.98%	14.43%	96.23%	10.72%	176.97%	10.98%	385.40%
S&P MidCap 400® Growth Index	61.70	16.18	56.83	16.24	112.23	12.41	222.13	10.89	379.28
Fund
NAV Return	73.26	14.49	50.09	14.13	93.64	10.42	169.46	10.65	363.72
Market Price Return	72.95	14.46	49.95	14.15	93.81	10.43	169.65	10.65	363.76

Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.
Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P MidCap 400® Growth Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

11

RFV	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Value ETF (RFV)

As an index fund, the Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating growth characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 103.05%. On a net asset value (“NAV”) basis, the Fund returned 103.18%. During the same time period, the Index returned 103.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P MidCap 400® Value Index returned 73.48%.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials sector. The energy sector was the only sector to detract from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Penn National Gaming, Inc., a consumer discretionary company (no longer held at fiscal year-end) and Resideo Technologies, Inc., an industrials company (no longer held at fiscal year-end).

Positions that detracted most significantly from the Fund’s return during this period included PBF Energy, Inc., Class A, an energy company (no longer held at fiscal year-end) and CoreCivic, Inc., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	35.26
Consumer Discretionary	20.29
Information Technology	11.93
Industrials	10.45
Materials	5.55
Consumer Staples	4.93
Real Estate	4.53
Sector Types Each Less Than 3%	7.05
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Avnet, Inc.	2.31
Telephone & Data Systems, Inc.	2.25
Kohl’s Corp.	1.97
Commercial Metals Co.	1.95
AutoNation, Inc.	1.94
Navient Corp.	1.87
Graham Holdings Co., Class B	1.80
Xerox Holdings Corp.	1.76
SYNNEX Corp.	1.76
World Fuel Services Corp.	1.75
Total	19.36

*	Excluding money market fund holdings.

12

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Value Index	103.82%	14.89%	51.66%	14.27%	94.83%	11.92%	208.27%	9.67%	305.59%
S&P MidCap 400® Value Index	73.48	13.58	46.53	13.45	87.91	11.52	197.45	9.31	285.83
Fund
NAV Return	103.18	14.59	50.45	13.96	92.16	11.53	197.90	9.28	283.95
Market Price Return	103.05	14.58	50.41	14.07	93.15	11.56	198.66	9.28	284.23

Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P MidCap 400® Value Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

13

RZG	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

As an index fund, the Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth, three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book- value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating value characteristics. The Index uses a “style- attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 81.22%. On a net asset value (“NAV”) basis, the Fund returned 81.62%. During the same time period, the Index returned 82.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, the effect of which was compounded during a time period of high returns, as well as trading costs associated with portfolio rebalances during the period. During this same time period, the S&P SmallCap 600® Growth Index returned 70.35%.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology sector. No sector detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Kinsale Capital Group, Inc., a financials company (no longer held at fiscal year-end) and Innovative Industrial Properties, Inc., a real estate care company (portfolio average weight of 1.99%). Positions that detracted most significantly from the Fund’s return during this period included Zynex, Inc., a health care company (portfolio average weight of 0.84%) and eHealth Inc., a financials company (portfolio average weight of 0.76%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Consumer Discretionary	23.87
Health Care	21.74
Information Technology	14.43
Financials	12.66
Industrials	10.60
Real Estate	4.93
Consumer Staples	4.67
Sector Types Each Less Than 3%	7.08
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
MarineMax, Inc.	2.25
Fulgent Genetics, Inc.	2.07
Mr. Cooper Group, Inc.	2.05
Big Lots, Inc.	1.95
Vista Outdoor, Inc.	1.77
Century Communities, Inc.	1.77
iRobot Corp.	1.63
Hibbett Sports, Inc.	1.63
MicroStrategy, Inc., Class A	1.57
LGI Homes, Inc.	1.47
Total	18.16

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Growth Index	82.31%	12.65%	42.96%	15.96%	109.66%	12.35%	220.49%	10.45%	351.22%
S&P SmallCap 600® Growth Index	70.35	15.71	54.92	17.27	121.82	13.52	255.39	10.94	382.89
Fund
NAV Return	81.62	12.21	41.28	15.59	106.34	12.00	210.53	10.14	332.72
Market Price Return	81.22	12.13	40.98	15.60	106.39	11.97	209.70	10.14	332.50

Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P SmallCap 600® Growth Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

15

RZV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Value ETF (RZV)

As an index fund, the Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating growth characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 107.44%. On a net asset value (“NAV”) basis, the Fund returned 107.66%. During the same time period, the Index returned 108.29%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P SmallCap 600® Value Index returned 82.49%.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. No sector detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Renewable Energy Group, Inc., an energy company (no longer held at fiscal year-end) and MarineMax, Inc., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Gulfport Energy Corp., an energy company (no longer held at fiscal year-end) and Exterran Corp., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	21.65
Industrials	18.80
Consumer Discretionary	17.07
Materials	12.42
Energy	7.79
Information Technology	7.03
Consumer Staples	5.09
Communication Services	3.80
Real Estate	3.47
Sector Types Each Less Than 3%	2.88
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Veritiv Corp.	1.84
Genworth Financial, Inc., Class A	1.66
Aaron’s Co., Inc. (The)	1.65
Olympic Steel, Inc.	1.50
Conn’s, Inc.	1.34
Green Plains, Inc.	1.32
Domtar Corp.	1.28
G-III Apparel Group Ltd.	1.17
Greenbrier Cos., Inc. (The)	1.17
CONSOL Energy, Inc.	1.15
Total	14.08

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Value Index	108.29%	9.03%	29.60%	9.47%	57.22%	9.41%	145.70%	7.12%	183.76%
S&P SmallCap 600® Value Index	82.49	12.10	40.87	14.02	92.71	12.16	215.12	9.09	273.94
Fund
NAV Return	107.66	8.74	28.58	9.21	55.34	9.11	139.13	6.87	174.02
Market Price Return	107.44	8.73	28.54	9.22	55.42	9.13	139.50	6.88	174.24

Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P SmallCap 600® Value Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

17

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

18

Invesco S&P 500® Pure Growth ETF (RPG)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-8.05%
Alphabet, Inc., Class A(b)	9,392	$22,104,072
Alphabet, Inc., Class C(b)	9,047	21,804,356
Charter Communications, Inc., Class A(b)	40,888	27,536,024
Facebook, Inc., Class A(b)	128,171	41,665,829
Netflix, Inc.(b)	84,347	43,309,654
Take-Two Interactive Software, Inc.(b)	186,162	32,649,091
Twitter, Inc.(b)	438,619	24,220,541

		213,289,567

Consumer Discretionary-15.27%
Amazon.com, Inc.(b)	15,528	53,842,097
Chipotle Mexican Grill, Inc.(b)	21,199	31,629,544
Dollar General Corp.	143,378	30,790,425
Domino’s Pizza, Inc.	89,950	37,989,483
eBay, Inc.	588,434	32,828,733
Etsy, Inc.(b)	340,558	67,699,525
Pool Corp.	97,971	41,394,707
Tesla, Inc.(b)(c)	88,568	62,833,682
Tractor Supply Co.	242,588	45,752,097

		404,760,293

Consumer Staples-1.06%
Monster Beverage Corp.(b)	290,258	28,169,539

Financials-5.83%
MarketAxess Holdings, Inc.	55,131	26,929,288
MSCI, Inc.	77,279	37,539,820
S&P Global, Inc.	56,568	22,083,582
SVB Financial Group(b)	119,011	68,054,060

		154,606,750

Health Care-19.26%
ABIOMED, Inc.(b)	111,021	35,607,765
Align Technology, Inc.(b)	98,619	58,730,573
Bio-Rad Laboratories, Inc., Class A(b)	64,127	40,408,347
Catalent, Inc.(b)	342,473	38,517,938
DaVita, Inc.(b)	364,897	42,521,447
DexCom, Inc.(b)	109,118	42,130,460
IDEXX Laboratories, Inc.(b)	84,909	46,614,192
Mettler-Toledo International, Inc.(b)	19,777	25,973,530
PerkinElmer, Inc.	190,807	24,734,311
Regeneron Pharmaceuticals, Inc.(b)	72,535	34,911,096
ResMed, Inc.	112,931	21,227,640
Thermo Fisher Scientific, Inc.	60,555	28,474,778
Vertex Pharmaceuticals, Inc.(b)	119,456	26,065,299
West Pharmaceutical Services, Inc.	135,375	44,473,395

		510,390,771

Industrials-7.52%
Copart, Inc.(b)	199,822	24,879,837
Generac Holdings, Inc.(b)	150,493	48,752,207
Old Dominion Freight Line, Inc.	128,326	33,083,726
Rollins, Inc.	703,765	26,236,359
United Rentals, Inc.(b)	147,468	47,182,387
Verisk Analytics, Inc.	101,543	19,110,393

		199,244,909

Information Technology-40.43%
Adobe, Inc.(b)	84,946	43,181,450

	Shares	Value
Information Technology-(continued)
Advanced Micro Devices, Inc.(b)	462,444	$37,744,679
ANSYS, Inc.(b)	68,307	24,977,138
Apple, Inc.	313,562	41,220,861
Applied Materials, Inc.	267,150	35,453,476
Arista Networks, Inc.(b)	84,310	26,571,983
Autodesk, Inc.(b)	149,559	43,657,768
Cadence Design Systems, Inc.(b)	264,576	34,863,180
Enphase Energy, Inc.(b)	298,426	41,555,820
Fortinet, Inc.(b)	234,449	47,881,519
Intuit, Inc.	67,446	27,798,543
KLA Corp.	142,910	45,066,668
Lam Research Corp.	69,048	42,840,832
Microsoft Corp.	137,397	34,648,775
Monolithic Power Systems, Inc.	161,255	58,274,332
NVIDIA Corp.	92,991	55,829,937
Paycom Software, Inc.(b)	92,853	35,693,622
PayPal Holdings, Inc.(b)	251,573	65,985,082
PTC, Inc.(b)	163,811	21,449,412
Qorvo, Inc.(b)	159,648	30,040,964
QUALCOMM, Inc.	231,020	32,065,576
salesforce.com, Inc.(b)	164,080	37,790,906
ServiceNow, Inc.(b)	99,222	50,243,044
Synopsys, Inc.(b)	126,638	31,287,184
Teradyne, Inc.	431,831	54,013,421
Trimble, Inc.(b)	378,240	31,015,680
Tyler Technologies, Inc.(b)	47,379	20,129,442
Xilinx, Inc.	157,145	20,108,274

		1,071,389,568

Materials-2.58%
Albemarle Corp.	226,028	38,011,129
FMC Corp.	257,279	30,420,669

		68,431,798

Total Common Stocks & Other Equity Interests (Cost $2,047,569,843)		2,650,283,195

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $837,629)	837,629	837,629

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $2,048,407,472)		2,651,120,824

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.46%
Invesco Private Government Fund, 0.01%(d)(e)(f)	4,879,734	4,879,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P 500® Pure Growth ETF (RPG)–(continued)

April 30, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	7,316,675	$7,319,602

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,199,335)		12,199,336

TOTAL INVESTMENTS IN SECURITIES-100.49% (Cost $2,060,606,807)		2,663,320,160
OTHER ASSETS LESS LIABILITIES-(0.49)%		(12,933,846)

NET ASSETS-100.00%		$2,650,386,314

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency
Portfolio, Institutional Class	$-	$8,113,426	$(7,275,797)	$-	$-	$837,629	$57
Invesco Premier U.S. Government
Money Portfolio, Institutional Class	199,850	7,007,829	(7,207,679)	-	-	-	133
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	102,161,535	(97,281,801)	-	-	4,879,734	449	*
Invesco Private Prime Fund	-	132,128,372	(124,808,771)	1	-	7,319,602	5,103	*

Total	$199,850	$249,411,162	$(236,574,048)	$1	$-	$13,036,965	$5,742

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P 500® Pure Value ETF (RPV)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-5.92%
AT&T, Inc.	474,142	$14,892,800
Discovery, Inc., Class A(b)	137,782	5,188,870
Discovery, Inc., Class C(b)	265,849	8,589,581
DISH Network Corp., Class A(b)(c)	323,529	14,490,864
Fox Corp., Class A	251,360	9,405,891
Fox Corp., Class B	115,872	4,215,423
Interpublic Group of Cos., Inc. (The)	266,778	8,470,202
Lumen Technologies, Inc.	3,199,410	41,048,430
News Corp., Class A	268,312	7,028,433
News Corp., Class B	83,489	2,029,618
ViacomCBS, Inc., Class B	418,449	17,164,778

		132,524,890

Consumer Discretionary-9.31%
Advance Auto Parts, Inc.	43,297	8,666,328
BorgWarner, Inc.	262,964	12,774,791
CarMax, Inc.(b)	80,588	10,737,545
Ford Motor Co.(b)	3,191,076	36,825,017
Gap, Inc. (The)	270,566	8,955,735
General Motors Co.(b)	492,379	28,173,926
Hanesbrands, Inc.	645,645	13,597,284
Lennar Corp., Class A	207,291	21,475,348
LKQ Corp.(b)	290,692	13,578,223
Mohawk Industries, Inc.(b)	135,704	27,887,172
PVH Corp.(b)	93,140	10,541,585
Whirlpool Corp.	64,147	15,167,558

		208,380,512

Consumer Staples-8.16%
Archer-Daniels-Midland Co.	519,482	32,794,899
JM Smucker Co. (The)(c)	76,509	10,021,914
Kraft Heinz Co. (The)	501,294	20,698,429
Kroger Co. (The)	773,710	28,271,363
Molson Coors Beverage Co., Class B(b)(c)	507,483	27,886,191
Tyson Foods, Inc., Class A	319,163	24,719,174
Walgreens Boots Alliance, Inc.	609,423	32,360,361
Walmart, Inc.	42,025	5,879,718

		182,632,049

Energy-9.14%
Chevron Corp.	77,019	7,938,348
EOG Resources, Inc.	110,931	8,168,959
Exxon Mobil Corp.	507,724	29,062,122
HollyFrontier Corp.	1,190,569	41,669,915
Kinder Morgan, Inc.	710,588	12,115,525
Marathon Oil Corp.	1,343,775	15,130,907
Marathon Petroleum Corp.	313,769	17,461,245
Phillips 66	332,812	26,927,819
Pioneer Natural Resources Co.	57,898	8,906,449
Valero Energy Corp.	502,951	37,198,256

		204,579,545

Financials-43.31%
Aflac, Inc.	410,195	22,039,777
Allstate Corp. (The)	196,516	24,918,229
American International Group, Inc.	484,509	23,474,461
Assurant, Inc.	136,332	21,213,259
Bank of America Corp.	463,206	18,773,739

	Shares	Value
Financials-(continued)
Bank of New York Mellon Corp. (The)	453,690	$22,630,057
Berkshire Hathaway, Inc., Class B(b)	178,254	49,010,937
Capital One Financial Corp.	184,297	27,474,997
Chubb Ltd.	70,859	12,158,696
Cincinnati Financial Corp.	142,177	16,020,504
Citigroup, Inc.	352,673	25,124,425
Citizens Financial Group, Inc.	524,674	24,281,913
Comerica, Inc.	296,587	22,291,479
Everest Re Group Ltd.	89,038	24,659,074
Fifth Third Bancorp	615,303	24,944,384
Franklin Resources, Inc.(c)	581,578	17,447,340
Globe Life, Inc.	124,917	12,802,743
Goldman Sachs Group, Inc. (The)	60,963	21,242,557
Hartford Financial Services Group, Inc. (The)	534,203	35,236,030
Huntington Bancshares, Inc.	795,413	12,185,727
Invesco Ltd.(d)	1,316,754	35,552,358
JPMorgan Chase & Co.	52,636	8,095,943
KeyCorp	918,322	19,982,687
Lincoln National Corp.	658,650	42,239,224
Loews Corp.	436,278	24,322,499
M&T Bank Corp.	109,686	17,296,385
MetLife, Inc.	652,915	41,544,981
Morgan Stanley	187,011	15,437,758
People’s United Financial, Inc.	1,467,099	26,598,505
PNC Financial Services Group, Inc. (The)	63,039	11,785,141
Principal Financial Group, Inc.	484,610	30,952,041
Prudential Financial, Inc.	396,131	39,755,707
Raymond James Financial, Inc.	86,194	11,272,451
Regions Financial Corp.	917,254	19,996,137
State Street Corp.	192,912	16,194,962
Synchrony Financial	205,512	8,989,095
Travelers Cos., Inc. (The)	122,925	19,011,581
Truist Financial Corp.	266,421	15,801,430
U.S. Bancorp	166,656	9,891,034
Unum Group	1,715,224	48,472,230
Wells Fargo & Co.	620,972	27,974,789
Zions Bancorporation N.A.	368,769	20,577,310

		969,674,576

Health Care-9.11%
AmerisourceBergen Corp.	70,108	8,469,046
Anthem, Inc.	43,563	16,527,367
Cardinal Health, Inc.	307,972	18,583,030
Centene Corp.(b)	460,549	28,434,295
Cigna Corp.	106,693	26,567,624
CVS Health Corp.	425,185	32,484,134
Henry Schein, Inc.(b)	109,379	7,929,978
McKesson Corp.	111,648	20,940,699
Perrigo Co. PLC	259,799	10,815,432
Universal Health Services, Inc., Class B	87,548	12,992,999
Viatris, Inc.(b)	1,514,703	20,145,550

		203,890,154

Industrials-3.40%
General Dynamics Corp.	43,334	8,243,427
General Electric Co.	552,240	7,245,389
Howmet Aerospace, Inc.(b)	369,513	11,809,635
Huntington Ingalls Industries, Inc.	63,120	13,401,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
Raytheon Technologies Corp.	129,294	$10,762,433
Textron, Inc.	236,708	15,206,122
Wabtec Corp.	115,444	9,474,489

		76,143,133

Information Technology-3.98%
DXC Technology Co.(b)	265,094	8,724,244
Hewlett Packard Enterprise Co.	2,242,594	35,926,356
HP, Inc.	457,058	15,590,248
Juniper Networks, Inc.	394,990	10,028,796
Western Digital Corp.(b)	265,927	18,782,424

		89,052,068

Materials-3.72%
Corteva, Inc.	253,106	12,341,449
International Paper Co.	137,488	7,974,304
Mosaic Co. (The)	536,921	18,888,881
Nucor Corp.	238,882	19,650,433
Westrock Co.	438,808	24,463,546

		83,318,613

Real Estate-1.11%
CBRE Group, Inc., Class A(b)	124,473	10,605,100
Kimco Realty Corp.	683,685	14,357,385

		24,962,485

Utilities-2.76%
Consolidated Edison, Inc.	121,260	9,386,736
Edison International	95,354	5,668,795

	Shares	Value
Utilities-(continued)
Evergy, Inc.	135,611	$8,675,036
Exelon Corp.	351,523	15,797,444
FirstEnergy Corp.	224,037	8,495,483
Pinnacle West Capital Corp.	85,168	7,209,471
PPL Corp.	228,320	6,650,962

		61,883,927

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $1,960,435,387)		2,237,041,952

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.32%
Invesco Private Government Fund, 0.01%(d)(e)(f)	11,852,653	11,852,653
Invesco Private Prime Fund, 0.11%(d)(e)(f)	17,771,871	17,778,980

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $29,631,633)		29,631,633

TOTAL INVESTMENTS IN SECURITIES-101.24% (Cost $1,990,067,020)		2,266,673,585
OTHER ASSETS LESS LIABILITIES-(1.24)%		(27,819,521)

NET ASSETS-100.00%		$2,238,854,064

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Invesco Ltd.	$4,553,403	$22,413,704	$(6,144,271)	$13,355,942	$1,373,580	$35,552,358	$421,274
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	24,504,502	(24,504,502)	-	-	-	160
Invesco Premier U.S. Government Money Portfolio, Institutional Class	129,990	7,674,354	(7,804,344)	-	-	-	118
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,332,789	87,767,917	(80,248,053)	-	-	11,852,653	1,376	*
Invesco Private Prime Fund	-	90,407,925	(72,629,459)	-	514	17,778,980	5,896	*

Total	$9,016,182	$232,768,402	$(191,330,629)	$13,355,942	$1,374,094	$65,183,991	$428,824

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2021

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P 500® Top 50 ETF (XLG)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-18.85%
Alphabet, Inc., Class A(b)	29,611	$69,689,489
Alphabet, Inc., Class C(b)	28,383	68,406,436
AT&T, Inc.	702,908	22,078,340
Comcast Corp., Class A	450,445	25,292,487
Facebook, Inc., Class A(b)	236,824	76,986,746
Netflix, Inc.(b)	43,646	22,410,912
Verizon Communications, Inc.	407,817	23,567,744
Walt Disney Co. (The)(b)	178,768	33,254,423

		341,686,577

Consumer Discretionary-11.82%
Amazon.com, Inc.(b)	42,138	146,110,144
Home Depot, Inc. (The)	106,026	34,317,435
McDonald’s Corp.	73,322	17,309,858
NIKE, Inc., Class B	125,041	16,582,937

		214,320,374

Consumer Staples-6.75%
Coca-Cola Co. (The)	381,810	20,610,104
Costco Wholesale Corp.	43,532	16,197,822
PepsiCo, Inc.	135,674	19,558,764
Philip Morris International, Inc.	153,150	14,549,250
Procter & Gamble Co. (The)	242,517	32,356,618
Walmart, Inc.	136,337	19,074,909

		122,347,467

Energy-2.39%
Chevron Corp.	189,444	19,525,993
Exxon Mobil Corp.	417,233	23,882,417

		43,408,410

Financials-7.88%
Bank of America Corp.	748,432	30,333,949
Berkshire Hathaway, Inc., Class B(b)	187,711	51,611,139
Citigroup, Inc.	205,273	14,623,649
JPMorgan Chase & Co.	300,494	46,218,982

		142,787,719

Health Care-13.05%
Abbott Laboratories	174,418	20,944,113

	Shares	Value
Health Care-(continued)
AbbVie, Inc.	173,663	$19,363,424
Amgen, Inc.	56,800	13,611,552
Bristol-Myers Squibb Co.	220,335	13,753,311
Eli Lilly and Co.	78,231	14,298,280
Johnson & Johnson	258,812	42,116,477
Medtronic PLC	132,574	17,356,588
Merck & Co., Inc.	248,839	18,538,506
Pfizer, Inc.	549,119	21,223,449
Thermo Fisher Scientific, Inc.	38,727	18,210,597
UnitedHealth Group, Inc.	93,085	37,122,298

		236,538,595

Industrials-0.81%
Union Pacific Corp.	65,873	14,629,735

Information Technology-37.63%
Accenture PLC, Class A	62,373	18,086,299
Adobe, Inc.(b)	47,237	24,012,457
Apple, Inc.	1,553,528	204,226,791
Broadcom, Inc.	40,147	18,315,061
Cisco Systems, Inc.	415,583	21,157,331
Intel Corp.	400,368	23,033,171
International Business Machines Corp.	87,879	12,468,272
Mastercard, Inc., Class A	86,355	32,992,791
Microsoft Corp.	742,523	187,249,450
NVIDIA Corp.	61,073	36,667,008
Oracle Corp.	182,400	13,824,096
PayPal Holdings, Inc.(b)	115,367	30,259,610
salesforce.com, Inc.(b)	90,352	20,809,873
Visa, Inc., Class A	167,010	39,006,856

		682,109,066

Utilities-0.82%
NextEra Energy, Inc.	192,741	14,939,355

TOTAL INVESTMENTS IN SECURITIES-100.00% (Cost $1,161,228,274)		1,812,767,298
OTHER ASSETS LESS LIABILITIES-0.00%		76,157

NET ASSETS-100.00%		$1,812,843,455

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$19,449,000	$(19,449,000)	$-	$-	$-	$111
Invesco Premier U.S. Government Money Portfolio, Institutional Class	314,493	11,550,351	(11,864,844)	-	-	-	184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P 500® Top 50 ETF (XLG)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$4,900,024	$(4,900,024)	$-	$-	$-	$3	*
Invesco Private Prime Fund	-	7,350,000	(7,350,000)	-	-	-	24	*

Total	$314,493	$43,249,375	$(43,563,868)	$-	$-	$-	$322

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P Midcap 400® Pure Growth ETF (RFG)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-1.04%
Cable One, Inc.	1,584	$2,835,360
New York Times Co. (The), Class A	29,921	1,358,713

		4,194,073

Consumer Discretionary-24.07%
Churchill Downs, Inc.	25,519	5,397,268
Deckers Outdoor Corp.(b)	15,336	5,186,635
Five Below, Inc.(b)	22,133	4,454,709
Fox Factory Holding Corp.(b)	47,192	7,231,230
Grubhub, Inc.(b)	83,267	5,665,487
Helen of Troy Ltd.(b)(c)	16,850	3,558,888
Jack in the Box, Inc.	16,773	2,023,662
Lithia Motors, Inc., Class A	20,557	7,901,700
Mattel, Inc.(b)	107,712	2,311,500
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	61,851	5,706,992
RH(b)(c)	17,181	11,820,872
Tempur Sealy International, Inc.	84,559	3,225,080
Texas Roadhouse, Inc.	22,749	2,434,598
TopBuild Corp.(b)	34,647	7,704,800
Williams-Sonoma, Inc.	42,294	7,221,700
Wingstop, Inc.(c)	49,026	7,766,209
YETI Holdings, Inc.(b)	89,524	7,647,140

		97,258,470

Consumer Staples-3.97%
Boston Beer Co., Inc. (The), Class A(b)	8,348	10,155,258
Darling Ingredients, Inc.(b)	84,871	5,894,291

		16,049,549

Energy-1.74%
Antero Midstream Corp.	523,256	4,520,932
CNX Resources Corp.(b)(c)	188,096	2,524,248

		7,045,180

Financials-8.67%
Brighthouse Financial, Inc.(b)	197,193	9,226,661
Brown & Brown, Inc.	61,010	3,244,512
FactSet Research Systems, Inc.	6,438	2,164,584
Interactive Brokers Group, Inc., Class A	36,361	2,600,539
Kinsale Capital Group, Inc.	36,071	6,276,715
Primerica, Inc.	18,804	3,004,315
SLM Corp.	432,446	8,501,888

		35,019,214

Health Care-26.69%
Amedisys, Inc.(b)	16,596	4,478,431
Arrowhead Pharmaceuticals, Inc.(b)	39,126	2,846,808
Avanos Medical, Inc.(b)	117,058	5,058,076
Bio-Techne Corp.	10,161	4,343,726
Charles River Laboratories International, Inc.(b)	21,000	6,981,450
Chemed Corp.	3,901	1,859,256
Emergent BioSolutions, Inc.(b)	72,400	4,414,952
Exelixis, Inc.(b)	217,773	5,361,571
Halozyme Therapeutics, Inc.(b)	126,342	6,310,783
HealthEquity, Inc.(b)	60,242	4,576,585
Jazz Pharmaceuticals PLC(b)	13,532	2,224,661
LHC Group, Inc.(b)	13,659	2,844,760
Masimo Corp.(b)	15,814	3,679,443

	Shares	Value
Health Care-(continued)
Medpace Holdings, Inc.(b)	49,183	$8,345,371
Neurocrine Biosciences, Inc.(b)	30,733	2,903,961
Penumbra, Inc.(b)	18,562	5,679,786
PRA Health Sciences, Inc.(b)	23,397	3,904,725
Quidel Corp.(b)(c)	43,767	4,586,344
Repligen Corp.(b)	43,249	9,156,246
STAAR Surgical Co.(b)	86,370	11,833,554
Syneos Health, Inc.(b)	75,707	6,423,739

		107,814,228

Industrials-14.82%
ASGN, Inc.(b)	41,732	4,389,372
Axon Enterprise, Inc.(b)	50,087	7,593,690
CoreLogic, Inc.	53,426	4,258,052
FTI Consulting, Inc.(b)	24,004	3,332,956
Graco, Inc.	31,969	2,455,219
Insperity, Inc.	30,722	2,689,404
Knight-Swift Transportation Holdings, Inc.	104,325	4,915,794
Lincoln Electric Holdings, Inc.	14,565	1,865,048
Mercury Systems, Inc.(b)	31,860	2,397,146
Simpson Manufacturing Co., Inc.	29,976	3,378,295
Sunrun, Inc.(b)	108,779	5,330,171
Tetra Tech, Inc.	21,233	2,709,968
Timken Co. (The)	42,329	3,550,133
Toro Co. (The)	22,698	2,601,191
Trex Co., Inc.(b)(c)	77,698	8,390,607

		59,857,046

Information Technology-15.92%
Brooks Automation, Inc.	92,954	9,419,029
CMC Materials, Inc.	28,579	5,242,246
Cognex Corp.	28,066	2,417,044
Fair Isaac Corp.(b)	7,056	3,679,069
First Solar, Inc.(b)	53,737	4,112,493
II-VI Incorporated(b)(c)	104,549	7,019,420
Lattice Semiconductor Corp.(b)	69,904	3,516,870
Lumentum Holdings, Inc.(b)(c)	34,112	2,901,226
MKS Instruments, Inc.	12,160	2,177,978
Paylocity Holding Corp.(b)	33,547	6,482,622
Qualys, Inc.(b)(c)	30,841	3,126,044
SailPoint Technologies Holding, Inc.(b)(c)	96,597	4,716,831
SolarEdge Technologies, Inc.(b)	28,684	7,559,381
Universal Display Corp.	8,690	1,943,866

		64,314,119

Materials-3.06%
Cleveland-Cliffs, Inc.(b)(c)	195,716	3,495,488
Scotts Miracle-Gro Co. (The)	38,353	8,865,679

		12,361,167

Total Common Stocks & Other Equity Interests (Cost $309,930,901)		403,913,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P Midcap 400® Pure Growth ETF (RFG)–(continued)

April 30, 2021

	Shares	Value
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $41,757)	41,757	$41,757

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $309,972,658)		403,954,803

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.61%
Invesco Private Government Fund, 0.01%(d)(e)(f)	21,986,402	21,986,402

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	32,966,416	$32,979,603

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $54,966,005)		54,966,005

TOTAL INVESTMENTS IN SECURITIES-113.60% (Cost $364,938,663)		458,920,808
OTHER ASSETS LESS LIABILITIES-(13.60)%		(54,929,380)

NET ASSETS-100.00%		$403,991,428

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$6,841,772	$(6,800,015)	$-	$-	$41,757	$32
Invesco Premier U.S. Government Money Portfolio, Institutional Class	80,787	5,697,979	(5,778,766)	-	-	-	31
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	11,552,242	100,129,961	(89,695,801)	-	-	21,986,402	2,112	*
Invesco Private Prime Fund	-	82,651,265	(49,672,503)	-	841	32,979,603	5,631	*

Total	$11,633,029	$195,320,977	$(151,947,085)	$-	$841	$55,007,762	$7,806

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P Midcap 400® Pure Value ETF (RFV)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-2.25%
Telephone & Data Systems, Inc.	160,680	$3,692,426

Consumer Discretionary-20.29%
Adient PLC(b)	22,357	1,036,023
Adtalem Global Education, Inc.(b)	33,477	1,148,596
AutoNation, Inc.(b)	30,973	3,174,113
Dana, Inc.	100,318	2,538,045
Dick’s Sporting Goods, Inc.(c)	23,931	1,976,222
Foot Locker, Inc.	40,171	2,369,286
Goodyear Tire & Rubber Co. (The)(b)	83,888	1,443,713
Graham Holdings Co., Class B	4,630	2,942,874
KB Home	44,613	2,151,685
Kohl’s Corp.	55,069	3,230,348
Lear Corp.	7,276	1,337,620
Murphy USA, Inc.	12,145	1,693,013
Strategic Education, Inc.	5,786	434,297
Taylor Morrison Home Corp., Class A(b)	90,102	2,812,084
Thor Industries, Inc.	10,482	1,484,146
Tri Pointe Homes, Inc.(b)	107,839	2,568,725
Urban Outfitters, Inc.(b)(c)	24,849	892,079

		33,232,869

Consumer Staples-4.93%
BJ’s Wholesale Club Holdings, Inc.(b)	29,981	1,339,251
Ingredion, Inc.	9,497	887,115
Pilgrim’s Pride Corp.(b)	88,506	2,120,604
Sprouts Farmers Market, Inc.(b)	81,704	2,092,439
TreeHouse Foods, Inc.(b)	34,478	1,641,153

		8,080,562

Energy-1.75%
World Fuel Services Corp.	92,554	2,862,695

Financials-35.26%
Alleghany Corp.(b)	2,126	1,443,490
American Financial Group, Inc.	10,129	1,244,449
Associated Banc-Corp.	90,336	1,977,455
BancorpSouth Bank	33,896	1,002,983
Bank OZK	33,255	1,363,122
Cathay General Bancorp	30,858	1,249,132
CIT Group, Inc.	15,176	808,729
CNO Financial Group, Inc.	89,755	2,291,445
East West Bancorp, Inc.	12,402	944,412
F.N.B. Corp.	146,238	1,885,008
First American Financial Corp.	28,909	1,864,631
First Horizon Corp.	86,548	1,582,963
Fulton Financial Corp.	94,488	1,611,020
Hancock Whitney Corp.	29,907	1,382,900
Hanover Insurance Group, Inc. (The)	9,619	1,330,404
International Bancshares Corp.	25,228	1,195,555
Janus Henderson Group PLC	17,364	597,148
Jefferies Financial Group, Inc.	78,267	2,544,460
Kemper Corp.	16,552	1,292,049
Mercury General Corp.	33,203	2,067,551
MGIC Investment Corp.	86,963	1,325,316
Navient Corp.	181,621	3,056,681
New York Community Bancorp, Inc.	123,337	1,475,111
Old Republic International Corp.	94,089	2,316,471
Pinnacle Financial Partners, Inc.	16,067	1,408,112

	Shares	Value
Financials-(continued)
Prosperity Bancshares, Inc.	12,835	$941,576
Reinsurance Group of America, Inc.	21,656	2,826,758
Selective Insurance Group, Inc.	9,211	701,326
Sterling Bancorp	72,903	1,832,052
Synovus Financial Corp.	26,358	1,235,136
TCF Financial Corp.(b)	25,645	1,167,360
Texas Capital Bancshares, Inc.(b)	10,040	689,045
Trustmark Corp.	41,586	1,347,802
UMB Financial Corp.	8,785	852,409
United Bankshares, Inc.	32,760	1,286,485
Valley National Bancorp	119,770	1,649,233
Washington Federal, Inc.	43,797	1,425,592
Webster Financial Corp.	16,926	895,555
Wintrust Financial Corp.	21,129	1,629,046

		57,739,972

Health Care-0.89%
Tenet Healthcare Corp.(b)	24,572	1,456,137

Industrials-10.45%
AECOM(b)	16,069	1,067,464
Colfax Corp.(b)	15,423	696,965
Dycom Industries, Inc.(b)	11,432	1,072,436
EMCOR Group, Inc.	11,820	1,416,036
GATX Corp.(c)	6,056	591,732
KAR Auction Services, Inc.(b)	35,776	536,282
KBR, Inc.	20,972	829,652
Kirby Corp.(b)	12,044	767,203
ManpowerGroup, Inc.	19,059	2,304,043
MasTec, Inc.(b)	15,123	1,578,236
Oshkosh Corp.	9,545	1,187,684
Ryder System, Inc.	27,358	2,184,263
Trinity Industries, Inc.	24,221	669,468
Univar Solutions, Inc.(b)	95,050	2,219,418

		17,120,882

Information Technology-11.93%
Alliance Data Systems Corp.	10,876	1,281,737
Arrow Electronics, Inc.(b)	22,760	2,596,233
Avnet, Inc.	86,087	3,780,941
Jabil, Inc.	34,682	1,818,030
NCR Corp.(b)	32,599	1,491,404
NetScout Systems, Inc.(b)	39,262	1,028,468
SYNNEX Corp.	23,718	2,874,622
ViaSat, Inc.(b)(c)	34,291	1,775,931
Xerox Holdings Corp.	119,513	2,885,044

		19,532,410

Materials-5.55%
Commercial Metals Co.(c)	109,401	3,196,697
Greif, Inc., Class A	25,688	1,554,381
Minerals Technologies, Inc.	10,715	837,270
Reliance Steel & Aluminum Co.	8,217	1,317,267
Steel Dynamics, Inc.	22,017	1,193,762
United States Steel Corp.(c)	42,875	986,554

		9,085,931

Real Estate-4.53%
Cousins Properties, Inc.	16,776	615,176
Jones Lang LaSalle, Inc.(b)	8,755	1,645,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P Midcap 400® Pure Value ETF (RFV)–(continued)

April 30, 2021

	Shares	Value
Real Estate-(continued)
Macerich Co. (The)(c)	99,340	$1,369,898
Pebblebrook Hotel Trust(c)	35,757	853,877
Sabra Health Care REIT, Inc.	34,406	625,157
Service Properties Trust	71,688	882,838
SL Green Realty Corp.	19,290	1,427,653

		7,419,751

Utilities-2.16%
ALLETE, Inc.	8,916	627,330
MDU Resources Group, Inc.	36,020	1,205,229
Southwest Gas Holdings, Inc.	13,459	938,361
UGI Corp.	17,583	768,553

		3,539,473

Total Common Stocks & Other Equity Interests (Cost $141,588,232)		163,763,108

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $4,848)	4,848	4,848

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $141,593,080)		163,767,956

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.67%
Invesco Private Government Fund, 0.01%(d)(e)(f)	4,367,082	$4,367,082
Invesco Private Prime Fund, 0.11%(d)(e)(f)	6,548,004	6,550,623

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,917,705)		10,917,705

TOTAL INVESTMENTS IN SECURITIES-106.66% (Cost $152,510,785)		174,685,661
OTHER ASSETS LESS LIABILITIES-(6.66)%		(10,906,389)

NET ASSETS-100.00%		$163,779,272

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,418,248	$(1,413,400)	$-	$-	$4,848	$9
Invesco Premier U.S. Government Money Portfolio, Institutional Class	52,152	1,716,294	(1,768,446)	-	-	-	12
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,759,341	31,229,968	(32,622,227)	-	-	4,367,082	808	*
Invesco Private Prime Fund	-	22,991,122	(16,440,743)	-	244	6,550,623	1,743	*

Total	$5,811,493	$57,355,632	$(52,244,816)	$-	$244	$10,922,553	$2,572

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%(a)
Communication Services-2.86%
Cincinnati Bell, Inc.(b)	45,158	$696,788
QuinStreet, Inc.(b)	34,091	691,025
TechTarget, Inc.(b)	23,762	1,822,545
Vonage Holdings Corp.(b)	54,650	740,507

		3,950,865

Consumer Discretionary-23.87%
Big Lots, Inc.	39,116	2,696,657
Century Communities, Inc.(b)	33,005	2,440,390
Crocs, Inc.(b)	17,910	1,793,149
Dine Brands Global, Inc.(b)	9,251	894,109
Dorman Products, Inc.(b)	4,653	461,484
Hibbett Sports, Inc.(b)	28,273	2,246,290
Installed Building Products, Inc.	11,611	1,563,421
iRobot Corp.(b)(c)	20,727	2,255,098
LCI Industries	3,814	558,751
LGI Homes, Inc.(b)(c)	12,268	2,033,789
Lumber Liquidators Holdings, Inc.(b)	40,172	962,923
MarineMax, Inc.(b)	54,822	3,113,890
Meritage Homes Corp.(b)	11,329	1,205,292
Patrick Industries, Inc.	13,684	1,226,086
PetMed Express, Inc.(c)	17,986	529,238
Rent-A-Center, Inc.	23,381	1,345,577
Shake Shack, Inc., Class A(b)(c)	4,390	477,412
Shutterstock, Inc.	12,805	1,116,340
Sleep Number Corp.(b)	15,719	1,758,799
Stamps.com, Inc.(b)	7,573	1,555,267
Tupperware Brands Corp.(b)	12,983	316,396
Vista Outdoor, Inc.(b)	74,867	2,441,413

		32,991,771

Consumer Staples-4.67%
B&G Foods, Inc.(c)	33,752	984,884
Celsius Holdings, Inc.(b)(c)	34,328	1,966,995
Medifast, Inc.	8,647	1,963,647
National Beverage Corp.	23,592	1,146,335
WD-40 Co.(c)	1,584	394,004

		6,455,865

Energy-2.99%
Bonanza Creek Energy, Inc.(b)	56,793	1,879,280
DMC Global, Inc.(b)(c)	9,333	503,982
Renewable Energy Group, Inc.(b)	31,586	1,753,655

		4,136,917

Financials-12.66%
Axos Financial, Inc.(b)	24,042	1,085,496
Brightsphere Investment Group, Inc.	63,105	1,420,494
eHealth, Inc.(b)	10,593	749,349
Green Dot Corp., Class A(b)	22,400	1,025,024
HCI Group, Inc.(c)	13,108	962,389
Mr. Cooper Group, Inc.(b)	82,211	2,834,635
NMI Holdings, Inc., Class A(b)	24,409	630,729
Palomar Holdings, Inc.(b)	14,372	1,011,214
PRA Group, Inc.(b)	15,737	592,970
ServisFirst Bancshares, Inc.	14,552	920,268
StoneX Group, Inc.(b)	24,270	1,541,630
Triumph Bancorp, Inc.(b)	14,235	1,261,648

	Shares	Value
Financials-(continued)
Trupanion, Inc.(b)	16,320	$1,323,552
Virtus Investment Partners, Inc.	4,575	1,251,080
Walker & Dunlop, Inc.	8,010	887,909

		17,498,387

Health Care-21.74%
Addus HomeCare Corp.(b)	4,962	524,980
Allscripts Healthcare Solutions, Inc.(b)	37,698	586,581
Coherus Biosciences, Inc.(b)(c)	89,657	1,326,923
Collegium Pharmaceutical, Inc.(b)(c)	51,181	1,141,336
Community Health Systems, Inc.(b)	163,262	1,820,371
Corcept Therapeutics, Inc.(b)	64,433	1,468,428
Cytokinetics, Inc.(b)(c)	26,807	681,970
Ensign Group, Inc. (The)	12,602	1,081,882
Fulgent Genetics, Inc.(b)(c)	37,146	2,860,985
Heska Corp.(b)	2,095	382,652
Innoviva, Inc.(b)	85,742	981,746
LeMaitre Vascular, Inc.	8,246	432,668
Luminex Corp.	17,198	630,995
Meridian Bioscience, Inc.(b)	66,023	1,292,730
Merit Medical Systems, Inc.(b)	18,397	1,170,049
ModivCare, Inc.(b)	5,809	813,725
NeoGenomics, Inc.(b)	23,402	1,146,464
Omnicell, Inc.(b)	4,155	602,558
Pacira BioSciences, Inc.(b)	16,220	1,024,779
Pennant Group, Inc. (The)(b)	24,673	997,283
R1 RCM, Inc.(b)	62,837	1,714,193
REGENXBIO, Inc.(b)	17,001	589,765
Simulations Plus, Inc.(c)	21,863	1,380,430
Supernus Pharmaceuticals, Inc.(b)	37,431	1,139,774
Tabula Rasa HealthCare, Inc.(b)(c)	10,631	505,610
Tactile Systems Technology, Inc.(b)	7,667	439,319
Vericel Corp.(b)	18,684	1,166,255
Xencor, Inc.(b)	20,286	863,372
Zynex, Inc.(b)(c)	85,771	1,266,838

		30,034,661

Industrials-10.60%
AAON, Inc.	11,209	733,181
AeroVironment, Inc.(b)	10,229	1,128,975
Alamo Group, Inc.	4,030	633,718
Chart Industries, Inc.(b)(c)	11,475	1,843,229
Comfort Systems USA, Inc.	17,132	1,410,992
Exponent, Inc.	6,262	603,219
Federal Signal Corp.	13,856	574,054
Forrester Research, Inc.(b)	8,534	370,802
Forward Air Corp.	6,897	608,936
Franklin Electric Co., Inc.	5,723	465,108
Gibraltar Industries, Inc.(b)	7,026	645,408
Marten Transport Ltd.	32,211	538,568
Matson, Inc.	11,185	730,716
PGT Innovations, Inc.(b)	39,970	1,052,410
Proto Labs, Inc.(b)	5,405	605,684
Saia, Inc.(b)	6,322	1,482,509
Vicor Corp.(b)	13,171	1,214,761

		14,642,270

Information Technology-14.43%
8x8, Inc.(b)	20,333	668,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2021

	Shares	Value
Information Technology-(continued)
Advanced Energy Industries, Inc.	12,226	$1,348,650
Agilysys, Inc.(b)	13,788	695,053
Alarm.com Holdings, Inc.(b)	19,708	1,768,990
Arlo Technologies, Inc.(b)	106,710	654,132
Badger Meter, Inc.	4,626	432,022
CEVA, Inc.(b)	15,071	835,536
Cohu, Inc.(b)	14,093	563,861
Diodes, Inc.(b)	9,223	708,419
Ebix, Inc.(c)	21,441	645,589
EVERTEC, Inc.	11,575	461,843
ExlService Holdings, Inc.(b)	6,140	567,213
FormFactor, Inc.(b)	22,736	890,114
LivePerson, Inc.(b)(c)	14,349	784,173
MicroStrategy, Inc., Class A(b)(c)	3,305	2,171,914
OneSpan, Inc.(b)	16,703	447,807
Onto Innovation, Inc.(b)	14,073	964,282
Perficient, Inc.(b)	10,420	683,656
Power Integrations, Inc.	9,413	779,491
SPS Commerce, Inc.(b)	12,628	1,293,612
TTEC Holdings, Inc.	11,463	1,166,131
Ultra Clean Holdings, Inc.(b)(c)	19,151	978,042
Viavi Solutions, Inc.(b)	26,247	429,401

		19,938,683

Materials-1.23%
Livent Corp.(b)(c)	43,316	780,554
Quaker Chemical Corp.	3,813	924,081

		1,704,635

Real Estate-4.93%
Community Healthcare Trust, Inc.	9,398	478,546
Essential Properties Realty Trust, Inc.	31,633	828,468
Innovative Industrial Properties, Inc.(c)	11,084	2,029,813

	Shares	Value
Real Estate-(continued)
Safehold, Inc.(c)	21,212	$1,499,901
St. Joe Co. (The)	43,171	1,976,800

		6,813,528

Total Common Stocks & Other Equity Interests (Cost $108,128,894)		138,167,582

Money Market Funds-1.67%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $2,306,469)	2,306,469	2,306,469

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.65% (Cost $110,435,363)		140,474,051

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.36%
Invesco Private Government Fund, 0.01%(d)(e)(f)	10,675,039	10,675,039
Invesco Private Prime Fund, 0.11%(d)(e)(f)	16,071,576	16,078,005

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $26,753,044)		26,753,044

TOTAL INVESTMENTS IN SECURITIES-121.01% (Cost $137,188,407)		167,227,095
OTHER ASSETS LESS LIABILITIES-(21.01)%		(29,039,118)

NET ASSETS-100.00%		$138,187,977

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,570,494	$(1,264,025)	$-	$-	$2,306,469	$12
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	486,350	(486,350)	-	-	-	9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$3,849,089	$66,970,982	$(60,145,032)	$-	$-	$10,675,039	$1,279	*
Invesco Private Prime Fund	-	64,858,540	(48,781,447)	-	912	16,078,005	5,080	*

Total	$3,849,089	$135,886,366	$(110,676,854)	$-	$912	$29,059,513	$6,380

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-3.80%
AMC Networks, Inc., Class A(b)(c)	25,034	$1,258,709
Consolidated Communications Holdings, Inc.(b)	481,638	3,467,794
E.W. Scripps Co. (The), Class A	110,214	2,382,827
Gannett Co., Inc.(b)(c)	210,177	954,203
Marcus Corp. (The)(b)(c)	55,904	1,115,844
Scholastic Corp.	81,796	2,480,873
Spok Holdings, Inc.	113,008	1,160,592

		12,820,842

Consumer Discretionary-17.07%
Aaron’s Co., Inc. (The)	180,204	5,566,502
Abercrombie & Fitch Co., Class A(b)	64,065	2,401,797
Asbury Automotive Group, Inc.(b)	11,350	2,254,224
Barnes & Noble Education, Inc.(b)	260,312	2,059,068
Bed Bath & Beyond, Inc.(b)(c)	80,888	2,048,084
Cato Corp. (The), Class A(b)	235,265	3,152,551
Chico’s FAS, Inc.(b)	525,531	1,576,593
Conn’s, Inc.(b)	222,774	4,508,946
Cooper Tire & Rubber Co.	23,076	1,315,101
Core-Mark Holding Co., Inc.	50,339	2,142,428
Ethan Allen Interiors, Inc.	37,512	1,076,970
Genesco, Inc.(b)	45,972	2,298,600
G-III Apparel Group Ltd.(b)	121,514	3,947,990
Group 1 Automotive, Inc.	17,121	2,810,583
M/I Homes, Inc.(b)	52,652	3,670,897
Motorcar Parts of America, Inc.(b)	39,154	845,726
ODP Corp. (The)(b)	75,581	3,055,740
Sally Beauty Holdings, Inc.(b)	84,946	1,704,866
Shoe Carnival, Inc.(c)	29,935	1,794,603
Signet Jewelers Ltd.(b)	49,582	2,962,524
Sonic Automotive, Inc., Class A	29,685	1,464,658
Unifi, Inc.(b)	81,100	2,192,133
Vera Bradley, Inc.(b)	247,326	2,745,319

		57,595,903

Consumer Staples-5.09%
Andersons, Inc. (The)	123,463	3,545,857
Edgewell Personal Care Co.	43,362	1,656,428
Fresh Del Monte Produce, Inc.	116,813	3,294,127
Seneca Foods Corp., Class A(b)	72,024	3,317,425
SpartanNash Co.	158,838	3,076,692
Universal Corp.	40,577	2,281,645

		17,172,174

Energy-7.79%
Bristow Group, Inc.(b)	29,923	791,763
Callon Petroleum Co.(b)(c)	60,061	2,245,681
CONSOL Energy, Inc.(b)	443,353	3,892,639
Green Plains, Inc.(b)(c)	149,045	4,441,541
Helix Energy Solutions Group, Inc.(b)	482,065	2,068,059
Nabors Industries Ltd.(b)(c)	12,333	997,123
Oil States International, Inc.(b)	164,550	923,126
PBF Energy, Inc., Class A(c)	105,502	1,496,018
Penn Virginia Corp.(b)(c)	67,805	924,182
ProPetro Holding Corp.(b)	291,015	2,802,474
SM Energy Co.	149,500	2,362,100

	Shares	Value
Energy-(continued)
Talos Energy, Inc.(b)	165,011	$1,846,473
US Silica Holdings, Inc.(b)	140,610	1,497,497

		26,288,676

Financials-21.65%
Allegiance Bancshares, Inc.	25,173	996,851
American Equity Investment Life Holding Co.	67,504	2,091,274
Ameris Bancorp	23,779	1,286,206
Apollo Commercial Real Estate Finance, Inc.	60,011	912,767
Assured Guaranty Ltd.	38,051	1,934,893
BankUnited, Inc.	22,672	1,056,742
Banner Corp.	20,026	1,138,278
Boston Private Financial Holdings, Inc.	164,099	2,415,537
Central Pacific Financial Corp.	62,407	1,681,869
Customers Bancorp, Inc.(b)	83,334	2,876,690
Dime Community Bancshares, Inc.	64,278	2,128,887
Eagle Bancorp, Inc.	17,062	911,281
Employers Holdings, Inc.	49,887	2,019,426
Encore Capital Group, Inc.(b)(c)	45,437	1,787,492
Enova International, Inc.(b)	54,626	1,870,394
EZCORP, Inc., Class A(b)(c)	425,460	2,395,340
First Bancorp	114,740	1,442,282
First Bancorp/Southern Pines NC	17,695	750,268
First Commonwealth Financial Corp.	87,250	1,264,253
First Financial Bancorp	69,505	1,703,568
First Midwest Bancorp, Inc.	79,245	1,661,768
Genworth Financial, Inc., Class A(b)	1,300,591	5,618,553
Hanmi Financial Corp.	122,877	2,494,403
HomeStreet, Inc.	21,330	871,117
Hope Bancorp, Inc.	114,708	1,721,767
Horace Mann Educators Corp.	26,514	1,063,211
Independent Bank Group, Inc.	10,226	772,165
Investors Bancorp, Inc.(c)	133,781	1,958,554
Northfield Bancorp, Inc.	85,527	1,383,827
OFG Bancorp	50,435	1,194,805
Old National Bancorp	49,784	940,918
PennyMac Mortgage Investment Trust	57,301	1,148,885
Provident Financial Services, Inc.	66,047	1,556,728
Ready Capital Corp.	84,921	1,232,204
Renasant Corp.	27,726	1,168,096
S&T Bancorp, Inc.	34,929	1,150,911
Safety Insurance Group, Inc.	9,439	774,281
Simmons First National Corp., Class A	58,091	1,655,593
SiriusPoint Ltd. (Bermuda)(b)	158,256	1,674,348
Stewart Information Services Corp.	42,310	2,481,481
United Fire Group, Inc.	59,536	1,801,559
United Insurance Holdings Corp.	309,723	1,731,352
Universal Insurance Holdings, Inc.	150,014	2,092,695
Veritex Holdings, Inc.	30,906	1,044,005
WSFS Financial Corp.	23,820	1,216,964

		73,074,488

Health Care-2.57%
Cross Country Healthcare, Inc.(b)	134,183	1,787,318
Invacare Corp.(b)	221,222	1,997,635
Lannett Co., Inc.(b)(c)	316,012	1,380,972

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2021

	Shares	Value
Health Care-(continued)
Magellan Health, Inc.(b)	27,604	$2,600,297
Prestige Consumer Healthcare, Inc.(b)	20,820	906,919

		8,673,141

Industrials-18.80%
AAR Corp.(b)	48,217	1,940,252
ABM Industries, Inc.	36,900	1,897,029
Aegion Corp.(b)	66,527	2,002,463
Apogee Enterprises, Inc.	56,093	1,970,547
ArcBest Corp.	48,486	3,527,841
Atlas Air Worldwide Holdings, Inc.(b)	33,306	2,261,810
Boise Cascade Co.	39,023	2,603,615
CoreCivic, Inc.(b)	396,311	3,079,336
Deluxe Corp.	29,169	1,284,019
DXP Enterprises, Inc.(b)	81,489	2,385,183
Encore Wire Corp.	15,991	1,194,208
GMS, Inc.(b)	53,210	2,325,809
Granite Construction, Inc.	80,604	3,071,012
Greenbrier Cos., Inc. (The)(c)	83,536	3,946,241
Griffon Corp.	99,706	2,704,027
HNI Corp.	21,952	929,448
Hub Group, Inc., Class A(b)	22,400	1,472,128
Interface, Inc.	100,936	1,296,018
Kelly Services, Inc., Class A(b)	111,951	2,804,373
Matrix Service Co.(b)	221,099	2,920,718
Matthews International Corp., Class A	27,439	1,135,426
NOW, Inc.(b)	114,446	1,123,860
Powell Industries, Inc.	70,668	2,490,340
Resideo Technologies, Inc.(b)	78,340	2,350,983
Resources Connection, Inc.	121,389	1,712,799
SkyWest, Inc.(b)	28,948	1,437,558
TrueBlue, Inc.(b)	47,791	1,352,485
Veritiv Corp.(b)	148,658	6,225,797

		63,445,325

Information Technology-7.03%
Bel Fuse, Inc., Class B	172,150	3,430,950
Benchmark Electronics, Inc.	95,285	2,860,456
BM Technologies, Inc.(b)(d)	4,629	45,411
Comtech Telecommunications Corp.	81,285	1,949,214
Daktronics, Inc.(b)	497,753	3,071,136
ePlus, Inc.(b)	7,375	740,155
Insight Enterprises, Inc.(b)	24,565	2,465,589
NETGEAR, Inc.(b)	19,687	732,553
PC Connection, Inc.	32,000	1,451,200
Sanmina Corp.(b)	70,697	2,887,265
ScanSource, Inc.(b)	68,965	2,084,812
TTM Technologies, Inc.(b)	133,099	1,996,485

		23,715,226

Materials-12.42%
AdvanSix, Inc.(b)	101,264	2,944,757
Allegheny Technologies, Inc.(b)(c)	58,812	1,367,967
Carpenter Technology Corp.	59,449	2,251,334
Clearwater Paper Corp.(b)	67,982	2,274,678
Domtar Corp.(b)	109,466	4,315,150
Glatfelter Corp.	38,060	560,243

	Shares	Value
Materials-(continued)
Haynes International, Inc.	62,970	$1,841,243
Koppers Holdings, Inc.(b)	66,312	2,204,211
Mercer International, Inc. (Germany)	189,250	3,120,732
O-I Glass, Inc.(b)	157,891	2,603,623
Olympic Steel, Inc.(c)	173,898	5,051,737
Rayonier Advanced Materials, Inc.(b)	278,655	2,532,974
SunCoke Energy, Inc.	560,778	3,785,251
TimkenSteel Corp.(b)(c)	153,440	1,844,349
Tredegar Corp.	25,434	371,845
Trinseo S.A.	16,573	1,026,034
US Concrete, Inc.(b)	51,787	3,283,814
Warrior Met Coal, Inc.	34,960	554,116

		41,934,058

Real Estate-3.47%
Acadia Realty Trust	43,783	914,627
DiamondRock Hospitality Co.(b)	68,135	709,967
Diversified Healthcare Trust	261,997	1,156,717
Franklin Street Properties Corp.	208,460	1,100,669
GEO Group, Inc. (The)(c)	221,777	1,221,991
Office Properties Income Trust	55,440	1,538,460
Realogy Holdings Corp.(b)	154,688	2,673,008
RPT Realty	126,916	1,613,102
Whitestone REIT	81,482	796,079

		11,724,620

Utilities-0.31%
Unitil Corp.	18,295	1,054,341

Total Common Stocks & Other Equity Interests (Cost $295,664,832)		337,498,794

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $125,192)	125,192	125,192

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $295,790,024)		337,623,986

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.00%
Invesco Private Government Fund, 0.01%(e)(f)(g)	10,807,634	10,807,634
Invesco Private Prime Fund, 0.11%(e)(f)(g)	16,204,968	16,211,450

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,019,084)		27,019,084

TOTAL INVESTMENTS IN SECURITIES-108.04% (Cost $322,809,108)		364,643,070
OTHER ASSETS LESS LIABILITIES-(8.04)%		(27,135,993)

NET ASSETS-100.00%		$337,507,077

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,005,717	$(1,880,525)	$-	$-	$125,192	$13
Invesco Premier U.S. Government Money Portfolio, Institutional Class	4,089	1,173,667	(1,177,756)	-	-	-	6
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,744,801	48,276,966	(46,214,133)	-	-	10,807,634	1,600	*
Invesco Private Prime Fund	-	48,945,307	(32,734,567)	-	710	16,211,450	4,702	*

Total	$8,748,890	$100,401,657	$(82,006,981)	$-	$710	$27,144,276	$6,321

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Assets and Liabilities

April 30, 2021

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Assets:
Unaffiliated investments in securities, at value(a)	$2,650,283,195	$2,201,489,594	$1,812,767,298
Affiliated investments in securities, at value	13,036,965	65,183,991	-
Receivable for:
Dividends	36,785	2,663,346	1,476,690
Securities lending	3,024	3,801	-
Investments sold	5,178,650	3,841,151	-
Fund shares sold	-	2,305,451	-

Total assets	2,668,538,619	2,275,487,334	1,814,243,988

Liabilities:
Due to custodian	-	192,899	1,106,778
Payable for:
Investments purchased	-	2,304,891	-
Collateral upon return of securities loaned	12,199,335	29,631,633	-
Fund shares repurchased	5,179,706	3,878,276	-
Accrued unitary management fees	773,264	625,571	293,755

Total liabilities	18,152,305	36,633,270	1,400,533

Net Assets	$2,650,386,314	$2,238,854,064	$1,812,843,455

Net assets consist of:
Shares of beneficial interest	$2,399,138,568	$2,286,549,968	$1,214,472,615
Distributable earnings (loss)	251,247,746	(47,695,904)	598,370,840

Net Assets	$2,650,386,314	$2,238,854,064	$1,812,843,455

Shares outstanding (unlimited amount authorized, $0.01 par value)	15,350,299	29,132,836	5,780,785
Net asset value	$172.66	$76.85	$313.60

Market price	$172.70	$76.88	$313.62

Unaffiliated investments in securities, at cost	$2,047,569,843	$1,933,478,062	$1,161,228,274

Affiliated investments in securities, at cost	$13,036,964	$56,588,958	$-

(a) Includes securities on loan with an aggregate value of:	$12,529,420	$28,651,151	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P Midcap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$403,913,046	$163,763,108	$138,167,582	$337,498,794
55,007,762	10,922,553	29,059,513	27,144,276

148,681	22,258	18,059	152,353
3,384	699	5,130	2,518
-	6,806,945	-	6,501,696
-	952,528	-	-

459,072,873	182,468,091	167,250,284	371,299,637

-	-	-	-

-	3,916,322	2,269,284	6,672,894
54,966,005	10,917,705	26,753,044	27,019,084
-	3,810,113	-	-
115,440	44,679	39,979	100,582

55,081,445	18,688,819	29,062,307	33,792,560

$403,991,428	$163,779,272	$138,187,977	$337,507,077

$510,277,963	$197,897,632	$214,762,360	$432,673,971
(106,286,535)	(34,118,360)	(76,574,383)	(95,166,894)

$403,991,428	$163,779,272	$138,187,977	$337,507,077

1,770,021	1,750,499	870,004	3,800,040
$228.24	$93.56	$158.84	$88.82

$228.23	$93.64	$158.74	$88.87

$309,930,901	$141,588,232	$108,128,894	$295,664,832

$55,007,762	$10,922,553	$29,059,513	$27,144,276

$52,478,215	$10,503,741	$25,228,865	$25,815,442

37

Statements of Operations

For the year ended April 30, 2021

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Investment income:
Unaffiliated dividend income	$14,895,034	$24,337,873	$24,837,625
Affiliated dividend income	190	421,552	295
Securities lending income	6,644	87,939	30
Foreign withholding tax	-	-	-

Total investment income	14,901,868	24,847,364	24,837,950

Expenses:
Unitary management fees	8,978,872	3,469,047	3,186,724
Other expenses	-	1,870	-

Total expenses	8,978,872	3,470,917	3,186,724

Less: Waivers	(719)	(817)	(889)

Net expenses	8,978,153	3,470,100	3,185,835

Net investment income	5,923,715	21,377,264	21,652,115

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(8,622)	(51,840,514)	(9,016,157)
Affiliated investment securities	-	(123,738)	-
Unaffiliated in-kind redemptions	339,931,822	51,989,269	119,391,194
Affiliated in-kind redemptions	-	1,497,832	-

Net realized gain	339,923,200	1,522,849	110,375,037

Change in net unrealized appreciation of:
Unaffiliated investment securities	643,823,131	503,584,444	421,915,124
Affiliated investment securities	1	13,355,942	-

Change in net unrealized appreciation	643,823,132	516,940,386	421,915,124

Net realized and unrealized gain	983,746,332	518,463,235	532,290,161

Net increase in net assets resulting from operations	$989,670,047	$539,840,499	$553,942,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P Midcap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$1,213,252	$1,064,488	$825,926	$1,758,257
63	21	21	19
41,279	33,958	57,129	197,134
-	-	(57)	(4,562)

1,254,594	1,098,467	883,019	1,950,848

1,227,739	271,374	420,865	565,201
-	-	-	-

1,227,739	271,374	420,865	565,201

(221)	(59)	(60)	(59)

1,227,518	271,315	420,805	565,142

27,076	827,152	462,214	1,385,706

(3,734,260)	(5,356,809)	1,171,268	(29,088,875)
841	244	912	710
67,037,470	8,995,117	5,540,518	34,333,958
-	-	-	-

63,304,051	3,638,552	6,712,698	5,245,793

124,557,720	48,017,993	59,896,509	95,982,093
-	-	-	-

124,557,720	48,017,993	59,896,509	95,982,093

187,861,771	51,656,545	66,609,207	101,227,886

$187,888,847	$52,483,697	$67,071,421	$102,613,592

39

Statements of Changes in Net Assets

For the years ended April 30, 2021 and 2020

	Invesco S&P 500® Pure Growth ETF (RPG)		Invesco S&P 500® Pure Value ETF (RPV)
	2021	2020	2021	2020
Operations:
Net investment income	$5,923,715	$22,062,389	$21,377,264	$23,051,748
Net realized gain (loss)	339,923,200	508,406,868	1,522,849	(11,211,725)
Change in net unrealized appreciation (depreciation)	643,823,132	(556,024,813)	516,940,386	(298,107,461)

Net increase (decrease) in net assets resulting from operations	989,670,047	(25,555,556)	539,840,499	(286,267,438)

Distributions to Shareholders from:
Distributable earnings	(8,103,553)	(24,373,256)	(22,328,116)	(23,326,934)

Shareholder Transactions:
Proceeds from shares sold	1,094,025,663	1,720,987,847	1,540,688,142	647,248,322
Value of shares repurchased	(1,620,306,685)	(2,318,116,881)	(315,891,971)	(769,991,908)

Net increase (decrease) in net assets resulting from share transactions	(526,281,022)	(597,129,034)	1,224,796,171	(122,743,586)

Net increase (decrease) in net assets	455,285,472	(647,057,846)	1,742,308,554	(432,337,958)

Net assets:
Beginning of year	2,195,100,842	2,842,158,688	496,545,510	928,883,468

End of year	$2,650,386,314	$2,195,100,842	$2,238,854,064	$496,545,510

Changes in Shares Outstanding:
Shares sold	7,020,000	13,700,000	23,420,000	9,850,000
Shares repurchased	(10,470,000)	(18,750,000)	(5,140,000)	(13,000,000)
Shares outstanding, beginning of year	18,800,299	23,850,299	10,852,836	14,002,836

Shares outstanding, end of year	15,350,299	18,800,299	29,132,836	10,852,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Top 50 ETF (XLG)		Invesco S&P Midcap 400® Pure Growth ETF (RFG)
2021	2020	2021	2020

$21,652,115	$14,873,783	$27,076	$2,571,226
110,375,037	21,764,565	63,304,051	46,857,135
421,915,124	26,058,143	124,557,720	(102,375,117)

553,942,276	62,696,491	187,888,847	(52,946,756)

(20,757,071)	(14,734,785)	(633,740)	(2,521,613)

372,960,417	343,486,855	165,857,673	231,363,005
(216,049,793)	(107,604,864)	(219,728,451)	(398,850,342)

156,910,624	235,881,991	(53,870,778)	(167,487,337)

690,095,829	283,843,697	133,384,329	(222,955,706)

1,122,747,626	838,903,929	270,607,099	493,562,805

$1,812,843,455	$1,122,747,626	$403,991,428	$270,607,099

1,510,000	1,600,000	870,000	1,550,000
(780,000)	(500,000)	(1,150,000)	(2,750,000)
5,050,785	3,950,785	2,050,021	3,250,021

5,780,785	5,050,785	1,770,021	2,050,021

41

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2021 and 2020

	Invesco S&P MidCap 400® Pure Value ETF (RFV)		Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
	2021	2020	2021	2020
Operations:
Net investment income	$827,152	$2,941,348	$462,214	$1,271,593
Net realized gain (loss)	3,638,552	1,114,033	6,712,698	4,198,367
Change in net unrealized appreciation (depreciation)	48,017,993	(44,458,614)	59,896,509	(51,340,751)

Net increase (decrease) in net assets resulting from operations	52,483,697	(40,403,233)	67,071,421	(45,870,791)

Distributions to Shareholders from:
Distributable earnings	(1,217,459)	(2,784,591)	(477,180)	(1,453,040)

Shareholder Transactions:
Proceeds from shares sold	102,432,486	113,981,282	14,013,999	99,308,906
Value of shares repurchased	(46,091,777)	(157,357,938)	(39,027,883)	(192,330,963)

Net increase (decrease) in net assets resulting from share transactions	56,340,709	(43,376,656)	(25,013,884)	(93,022,057)

Net increase (decrease) in net assets	107,606,947	(86,564,480)	41,580,357	(140,345,888)

Net assets:
Beginning of year	56,172,325	142,736,805	96,607,620	236,953,508

End of year	$163,779,272	$56,172,325	$138,187,977	$96,607,620

Changes in Shares Outstanding:
Shares sold	1,240,000	1,700,000	100,000	850,000
Shares repurchased	(690,000)	(2,550,000)	(330,000)	(1,800,000)
Shares outstanding, beginning of year	1,200,499	2,050,499	1,100,004	2,050,004

Shares outstanding, end of year	1,750,499	1,200,499	870,004	1,100,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap 600® Pure Value ETF (RZV)
2021	2020

$1,385,706	$1,922,025
5,245,793	(10,952,854)

95,982,093	(62,987,364)

102,613,592	(72,018,193)

(1,364,203)	(1,935,102)

269,839,422	99,161,747
(115,423,970)	(135,644,800)

154,415,452	(36,483,053)

255,664,841	(110,436,348)

81,842,236	192,278,584

$337,507,077	$81,842,236

3,550,000	1,450,000
(1,650,000)	(2,400,000)

1,900,040	2,850,040

3,800,040	1,900,040

43

Financial Highlights

Invesco S&P 500® Pure Growth ETF (RPG)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$116.76	$119.17	$109.10	$103.50		$82.11	$82.93

Net investment income(a)	0.34	1.00	0.60	0.25		0.47	0.59
Net realized and unrealized gain (loss) on investments	56.02	(2.28)	10.04	5.55		21.52	(0.95)

Total from investment operations	56.36	(1.28)	10.64	5.80		21.99	(0.36)

Distributions to shareholders from:
Net investment income	(0.46)	(1.13)	(0.57)	(0.20)		(0.60)	(0.46)

Net asset value at end of period	$172.66	$116.76	$119.17	$109.10		$103.50	$82.11

Market price at end of period(b)	$172.70	$116.76	$119.19	$109.20

Net Asset Value Total Return(c)	48.37%	(1.02)%	9.79%	5.61%		26.87%	(0.42)%
Market Price Total Return(c)	48.40%	(1.03)%	9.71%	5.71%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,650,386	$2,195,101	$2,842,159	$2,345,747		$2,214,956	$1,769,585
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	0.23%	0.84%	0.53%	0.47	%(d)	0.52%	0.74%
Portfolio turnover rate(e)	56%	73%	64%	52%		58%	67%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Pure Value ETF (RPV)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$45.75	$66.34	$66.33	$62.43		$52.33	$51.45

Net investment income(a)	1.31	1.65	1.49	0.63		1.11	1.17
Net realized and unrealized gain (loss) on investments	31.03	(20.59)	(0.01)	3.84		10.05	0.81

Total from investment operations	32.34	(18.94)	1.48	4.47		11.16	1.98

Distributions to shareholders from:
Net investment income	(1.24)	(1.65)	(1.47)	(0.57)		(1.06)	(1.10)

Net asset value at end of period	$76.85	$45.75	$66.34	$66.33		$62.43	$52.33

Market price at end of period(b)	$76.88	$45.86	$66.36	$66.38

Net Asset Value Total Return(c)	71.67%	(28.82)%	2.37%	7.17%		21.44%	3.94%
Market Price Total Return(c)	71.32%	(28.67)%	2.33%	7.25%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,238,854	$496,546	$928,883	$882,392		$830,507	$719,663
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	2.16%	2.64%	2.29%	1.94	%(d)	1.89%	2.32%
Portfolio turnover rate(e)	46%	46%	37%	35%		46%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco S&P 500® Top 50 ETF (XLG)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$222.29	$212.34	$187.22	$183.08		$150.05	$145.93

Net investment income(a)	3.66	3.70	3.72	1.71		3.35	3.12
Net realized and unrealized gain on investments	91.14	9.96	25.18	4.18		32.95	4.09

Total from investment operations	94.80	13.66	28.90	5.89		36.30	7.21

Distributions to shareholders from:
Net investment income	(3.49)	(3.71)	(3.78)	(1.75)		(3.27)	(3.09)

Net asset value at end of period	$313.60	$222.29	$212.34	$187.22		$183.08	$150.05

Market price at end of period(b)	$313.62	$222.49	$212.32	$187.43

Net Asset Value Total Return(c)	42.97%	6.61%	15.64%	3.20%		24.40%	4.99%
Market Price Total Return(c)	42.85%	6.73%	15.50%	3.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,812,843	$1,122,748	$838,904	$683,491		$686,711	$577,802
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20	%(d)	0.20%	0.20%
Net investment income	1.36%	1.71%	1.89%	1.81	%(d)	2.00%	2.13%
Portfolio turnover rate(e)	5%	8%	8%	1%		4%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P Midcap 400® Pure Growth ETF (RFG)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$132.00	$151.86	$154.65	$150.04		$119.22	$128.31

Net investment income(a)	0.01	0.95	1.07	0.22		0.90	0.59
Net realized and unrealized gain (loss) on investments	96.56	(19.90)	(2.69)	4.77		30.73	(9.10)

Total from investment operations	96.57	(18.95)	(1.62)	4.99		31.63	(8.51)

Distributions to shareholders from:
Net investment income	(0.33)	(0.91)	(1.17)	(0.38)		(0.81)	(0.58)

Net asset value at end of period	$228.24	$132.00	$151.86	$154.65		$150.04	$119.22

Market price at end of period(b)	$228.23	$132.20	$151.97	$154.80

Net Asset Value Total Return(c)	73.26%	(12.46)%	(1.05)%	3.32%		26.59%	(6.65)%
Market Price Total Return(c)	72.95%	(12.39)%	(1.07)%	3.45%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$403,991	$270,607	$493,563	$595,412		$585,170	$518,620
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	0.01%	0.66%	0.69%	0.29	%(d)	0.66%	0.48%
Portfolio turnover rate(e)	73%	94%	86%	70%		81%	78%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P Midcap 400® Pure Value ETF (RFV)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$46.79	$69.61	$65.71	$65.44		$53.46	$50.79

Net investment income(a)	0.72	1.41	0.81	0.49		0.75	0.69
Net realized and unrealized gain (loss) on investments	47.07	(22.86)	3.90	0.21		12.01	2.65

Total from investment operations	47.79	(21.45)	4.71	0.70		12.76	3.34

Distributions to shareholders from:
Net investment income	(1.02)	(1.37)	(0.81)	(0.43)		(0.78)	(0.67)

Net asset value at end of period	$93.56	$46.79	$69.61	$65.71		$65.44	$53.46

Market price at end of period(b)	$93.64	$46.86	$69.69	$65.78

Net Asset Value Total Return(c)	103.18%	(30.96)%	7.25%	1.05%		23.93%	6.65%
Market Price Total Return(c)	103.05%	(30.94)%	7.25%	1.19%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$163,779	$56,172	$142,737	$101,890		$108,015	$165,753
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	1.07%	2.25%	1.20%	1.47	%(d)	1.21%	1.36%
Portfolio turnover rate(e)	65%	61%	57%	44%		76%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$87.82	$115.59	$114.43	$111.12		$82.65	$85.26

Net investment income(a)	0.47	0.74	0.32	0.36		0.46	0.79
Net realized and unrealized gain (loss) on investments	71.04	(27.63)	1.32	3.33		28.43	(2.69)

Total from investment operations	71.51	(26.89)	1.64	3.69		28.89	(1.90)

Distributions to shareholders from:
Net investment income	(0.49)	(0.88)	(0.48)	(0.38)		(0.42)	(0.71)

Net asset value at end of period	$158.84	$87.82	$115.59	$114.43		$111.12	$82.65

Market price at end of period(b)	$158.74	$87.97	$115.58	$114.61

Net Asset Value Total Return(c)	81.63%	(23.30)%	1.43%	3.32%		35.01%	(2.20)%
Market Price Total Return(c)	81.22%	(23.16)%	1.26%	3.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$138,188	$96,608	$236,954	$263,179		$238,904	$152,910
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	0.38%	0.69%	0.26%	0.64	%(d)	0.45%	0.97%
Portfolio turnover rate(e)	79%	85%	71%	56%		70%	92%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

	Years Ended April 30,			Six Months Ended April 30, 2018		Years Ended October 31,
	2021	2020	2019			2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$43.07	$67.47	$71.57	$70.68		$60.52	$57.76

Net investment income(a)	0.57	0.68	0.99	0.46		0.62	0.47
Net realized and unrealized gain (loss) on investments	45.63	(24.39)	(4.02)	0.86		10.18	2.69

Total from investment operations	46.20	(23.71)	(3.03)	1.32		10.80	3.16

Distributions to shareholders from:
Net investment income	(0.45)	(0.69)	(1.07)	(0.43)		(0.64)	(0.40)

Net asset value at end of period	$88.82	$43.07	$67.47	$71.57		$70.68	$60.52

Market price at end of period(b)	$88.87	$43.14	$67.53	$71.64

Net Asset Value Total Return(c)	107.66%	(35.31)%	(4.27)%	1.87%		17.88%	5.50%
Market Price Total Return(c)	107.44%	(35.27)%	(4.28)%	1.76%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$337,507	$81,842	$192,279	$164,625		$236,795	$193,665
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	0.86%	1.14%	1.38%	1.28	%(d)	0.91%	0.83%
Portfolio turnover rate(e)	74%	70%	52%	48%		68%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Pure Growth ETF (RPG)	“S&P 500® Pure Growth ETF”

Invesco S&P 500® Pure Value ETF (RPV)	“S&P 500® Pure Value ETF”

Invesco S&P 500® Top 50 ETF (XLG)	“S&P 500® Top 50 ETF”

Invesco S&P Midcap 400® Pure Growth ETF (RFG)	“S&P Midcap 400® Pure Growth ETF”

Invesco S&P Midcap 400® Pure Value ETF (RFV)	“S&P Midcap 400® Pure Value ETF”

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	“S&P SmallCap 600® Pure Growth ETF”

Invesco S&P SmallCap 600® Pure Value ETF (RZV)	“S&P SmallCap 600® Pure Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index

S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index

S&P 500® Pure Value ETF	S&P 500® Pure Value Index

S&P 500® Top 50 ETF	S&P 500® Top 50 Index

S&P Midcap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index

S&P Midcap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index

S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

48

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished

49

trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities

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may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Risk. For certain Funds, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest,

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litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

52

election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500® Pure Growth ETF	0.35%

S&P 500® Pure Value ETF	0.35%

S&P 500® Top 50 ETF	0.20%

S&P Midcap 400® Pure Growth ETF	0.35%

S&P Midcap 400® Pure Value ETF	0.35%

S&P SmallCap 600® Pure Growth ETF	0.35%

S&P SmallCap 600® Pure Value ETF	0.35%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended April 30, 2021, the Adviser waived fees for each Fund in the following amounts:

S&P 500® Pure Growth ETF	$719

S&P 500® Pure Value ETF	817

S&P 500® Top 50 ETF	889

S&P Midcap 400® Pure Growth ETF	221

S&P Midcap 400® Pure Value ETF	59

S&P SmallCap 600® Pure Growth ETF	60

S&P SmallCap 600® Pure Value ETF	59

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds.

Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Pure Growth ETF	$15,700

S&P 500® Pure Value ETF	45,240

S&P 500® Top 50 ETF	6,879

S&P Midcap 400® Pure Growth ETF	8,949

S&P Midcap 400® Pure Value ETF	12,146

S&P SmallCap 600® Pure Growth ETF	3,587

S&P SmallCap 600® Pure Value ETF	16,114

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold — affiliated broker and/or payable caption Investments purchased – affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

53

For the fiscal year ended April 30, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 500® Pure Growth ETF	$59,575,445	$42,827,804	$(13,121,780)

S&P 500® Pure Value ETF	28,055,125	173,968	(312,033)

S&P 500® Top 50 ETF	2,212,443	-	-

S&P Midcap 400® Pure Growth ETF	12,262,857	21,305,853	3,670,079

S&P Midcap 400® Pure Value ETF	-	7,460,302	(1,190,741)

S&P SmallCap 600® Pure Growth ETF	-	1,600,867	948,727

S&P SmallCap 600® Pure Value ETF	14,510,673	10,631	(1,412)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2021, for each Fund (except for S&P 500® Top 50 ETF). As of April 30, 2021, all of the securities in S&P 500® Top 50 ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,650,283,195	$-	$-	$2,650,283,195
Money Market Funds	837,629	12,199,336	-	13,036,965

Total Investments	$2,651,120,824	$12,199,336	$-	$2,663,320,160

S&P 500® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,237,041,952	$-	$-	$2,237,041,952
Money Market Funds	-	29,631,633	-	29,631,633

Total Investments	$2,237,041,952	$29,631,633	$-	$2,266,673,585

S&P Midcap 400® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$403,913,046	$-	$-	$403,913,046
Money Market Funds	41,757	54,966,005	-	55,007,762

Total Investments	$403,954,803	$54,966,005	$-	$458,920,808

S&P Midcap 400® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$163,763,108	$-	$-	$163,763,108
Money Market Funds	4,848	10,917,705	-	10,922,553

Total Investments	$163,767,956	$10,917,705	$-	$174,685,661

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	Level 1	Level 2	Level 3	Total
S&P SmallCap 600® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$138,167,582	$-	$-	$138,167,582
Money Market Funds	2,306,469	26,753,044	-	29,059,513

Total Investments	$140,474,051	$26,753,044	$-	$167,227,095

S&P SmallCap 600® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$337,453,383	$-	$45,411	$337,498,794
Money Market Funds	125,192	27,019,084	-	27,144,276

Total Investments	$337,578,575	$27,019,084	$45,411	$364,643,070

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*

S&P 500® Pure Growth ETF	$8,103,553	$24,373,256

S&P 500® Pure Value ETF	22,328,116	23,326,934

S&P 500® Top 50 ETF	20,757,071	14,734,785

S&P Midcap 400® Pure Growth ETF	633,740	2,521,613

S&P Midcap 400® Pure Value ETF	1,217,459	2,784,591

S&P SmallCap 600® Pure Growth ETF	477,180	1,453,040

S&P SmallCap 600® Pure Value ETF	1,364,203	1,935,102

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® Pure Growth ETF	$-	$602,101,452	$(350,853,706)	$2,399,138,568	$2,650,386,314

S&P 500® Pure Value ETF	-	274,785,234	(322,481,138)	2,286,549,968	2,238,854,064

S&P 500® Top 50 ETF	1,951,927	650,482,675	(54,063,762)	1,214,472,615	1,812,843,455

S&P Midcap 400® Pure Growth ETF	-	93,823,811	(200,110,346)	510,277,963	403,991,428

S&P Midcap 400® Pure Value ETF	-	22,044,159	(56,162,519)	197,897,632	163,779,272

S&P SmallCap 600® Pure Growth ETF	-	29,784,551	(106,358,934)	214,762,360	138,187,977

S&P SmallCap 600® Pure Value ETF	21,503	40,086,804	(135,275,201)	432,673,971	337,507,077

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2021:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Pure Growth ETF	$206,567,401	$144,286,305	$350,853,706

S&P 500® Pure Value ETF	114,756,852	207,724,286	322,481,138

S&P 500® Top 50 ETF	11,284,678	42,779,084	54,063,762

S&P Midcap 400® Pure Growth ETF	124,984,815	75,125,531	200,110,346

S&P Midcap 400® Pure Value ETF	28,096,470	28,066,049	56,162,519

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	No expiration
	Short-Term	Long-Term	Total*

S&P SmallCap 600® Pure Growth ETF	$75,617,380	$30,741,554	$106,358,934

S&P SmallCap 600® Pure Value ETF	59,657,274	75,617,927	135,275,201

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Pure Growth ETF	$1,425,894,183	$1,441,958,601

S&P 500® Pure Value ETF	465,421,571	464,658,099

S&P 500® Top 50 ETF	81,058,645	78,965,877

S&P Midcap 400® Pure Growth ETF	252,884,010	256,387,281

S&P Midcap 400® Pure Value ETF	52,397,488	50,910,412

S&P SmallCap 600® Pure Growth ETF	93,611,133	94,367,248

S&P SmallCap 600® Pure Value ETF	120,164,441	118,784,131
For the fiscal year ended April 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered

S&P 500® Pure Growth ETF	$1,094,461,465	$1,606,072,955

S&P 500® Pure Value ETF	1,536,803,850	314,723,220

S&P 500® Top 50 ETF	372,576,838	215,856,034

S&P Midcap 400® Pure Growth ETF	164,431,579	214,737,819

S&P Midcap 400® Pure Value ETF	102,039,089	47,252,076

S&P SmallCap 600® Pure Growth ETF	13,981,113	38,251,109

S&P SmallCap 600® Pure Value ETF	268,881,434	115,649,076

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
S&P 500® Pure Growth ETF	$640,450,980	$(38,349,528)	$602,101,452	$2,061,218,708
S&P 500® Pure Value ETF	288,373,648	(13,588,414)	274,785,234	1,991,888,351
S&P 500® Top 50 ETF	662,755,964	(12,273,289)	650,482,675	1,162,284,623
S&P Midcap 400® Pure Growth ETF	107,636,519	(13,812,708)	93,823,811	365,096,997
S&P Midcap 400® Pure Value ETF	23,381,538	(1,337,379)	22,044,159	152,641,502
S&P SmallCap 600® Pure Growth ETF	34,290,496	(4,505,945)	29,784,551	137,442,544
S&P SmallCap 600® Pure Value ETF	47,346,465	(7,259,661)	40,086,804	324,556,266

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Pure Growth ETF	$2,179,838	$(339,824,435)	$337,644,597
S&P 500® Pure Value ETF	140,482	(53,340,005)	53,199,523
S&P 500® Top 50 ETF	10,511	(119,186,354)	119,175,843

56

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P Midcap 400® Pure Growth ETF	$557,051	$(65,237,440)	$64,680,389
S&P Midcap 400® Pure Value ETF	175,728	(8,557,442)	8,381,714
S&P SmallCap 600® Pure Growth ETF	14,966	(4,660,820)	4,645,854
S&P SmallCap 600® Pure Value ETF	-	(32,614,375)	32,614,375

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P Midcap 400® Pure Growth ETF, Invesco S&P Midcap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2021 and for the six months ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021, and each of the financial highlights for each of the three years in the period ended April 30, 2021 and for the six months ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500® Pure Growth ETF	Guggenheim S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF	Guggenheim S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF	Guggenheim S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Value ETF

The financial statements of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 and the financial highlights for each of the years ended on or prior to October 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2021

58

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

59

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Pure Growth ETF (RPG)
Actual	$1,000.00	$1,242.50	0.35%	$1.95
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Pure Value ETF (RPV)
Actual	1,000.00	1,554.40	0.35	2.22
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Top 50 ETF (XLG)
Actual	1,000.00	1,250.90	0.20	1.12
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Invesco S&P Midcap 400® Pure Growth ETF (RFG)
Actual	1,000.00	1,327.90	0.35	2.02
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P Midcap 400® Pure Value ETF (RFV)
Actual	1,000.00	1,647.30	0.35	2.30
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

60

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
Actual	$1,000.00	$1,487.40	0.35%	$2.16
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P SmallCap 600® Pure Value ETF (RZV)
Actual	1,000.00	1,721.00	0.35	2.36
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

61

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco S&P 500® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Pure Value ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Top 50 ETF	0%	100%	100%	0%	0%

Invesco S&P Midcap 400® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P Midcap 400® Pure Value ETF	0%	95%	96%	0%	0%

Invesco S&P SmallCap 600® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600® Pure Value ETF	0%	97%	100%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

62

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of April 30, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	220	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	220	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	220	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	220	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992- 2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	220	Formerly, Treasurer (2018-2021), Finance Committee Member (2015- 2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009- 2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.
Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	220	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020)

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	220	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	220	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	220	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

68

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	220	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO; Vice President and Fund Administration, Invesco Advisers, Inc. (2020- Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel – 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster – 1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

71

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

72

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

73

Approval of Investment Advisory Contracts–(continued)

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	X	X

Invesco S&P 500® Equal Weight Communication Services ETF			X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF	X		X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF	X		X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Equal Weight ETF			X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

74

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

75

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2021

PYZ	Invesco DWA Basic Materials Momentum ETF

PEZ	Invesco DWA Consumer Cyclicals Momentum ETF

PSL	Invesco DWA Consumer Staples Momentum ETF

PXI	Invesco DWA Energy Momentum ETF

PFI	Invesco DWA Financial Momentum ETF

PTH	Invesco DWA Healthcare Momentum ETF

PRN	Invesco DWA Industrials Momentum ETF

PTF	Invesco DWA Technology Momentum ETF

PUI	Invesco DWA Utilities Momentum ETF

PNQI	Invesco NASDAQ Internet ETF

2

The Market Environment

Domestic Equity

As many businesses began to shut down in April 2020 due to coronavirus (COVID-19), US unemployment numbers continued to climb, as the economy ground to a halt. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in COVID-19 infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many US regions. In July, the US Federal Reserve (the Fed) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, second-quarter gross domestic product (GDP) fell by 31.4%,1 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since COVID-19 began, the recovery appeared to slow in the fourth quarter with employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year

US Treasury yield rose from 0.92% at year-end to 1.63%2 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April. US stocks had strong returns for the fiscal year, with the S&P 500 Index returning 45.98% for the year.3

[1]	Source: US Bureau of Economic Analysis
[2]	Source: Bloomberg L.P.
[3]	Source: Lipper Inc.

Global Equity

Despite the continuing global spread of COVID-19 at the beginning of the fiscal year, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout.

Building on progress made in the latter part of the second quarter, many countries were able to continue reducing COVID-19-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of 2020, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by COVID-19, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

At the end of the fiscal year, global equity markets were mixed with more cyclical markets lagging. We saw a pause in the value-lead equity rally; growth stocks outperformed value stocks in April. Overall, developed market equities and emerging market equities had strong returns for the fiscal year.

3

PYZ	Management’s Discussion of Fund Performance
Invesco DWA Basic Materials Momentum ETF (PYZ)

As an index fund, the Invesco DWA Basic Materials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Basic Materials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 81.80%. On a net asset value (“NAV”) basis, the Fund returned 82.25%. During the same time period, the Index returned 83.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 62.88%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the steel and aluminum sub-industries and most underweight in the industrial gases and paper packaging sub-industries during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the aluminum sub-industry and the Fund being overweight and security selection in the steel and commodity chemicals sub-industries.

For the fiscal year ended April 30, 2021, the specialty chemicals sub-industry contributed most significantly to the Fund’s return, followed by the steel sub-industry. No sub-industry detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Freeport-McMoRan, Inc., a copper company (portfolio average weight of 3.65%), and Cleveland-Cliffs Inc, a steel company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Danimer Scientific, Inc., Class A, an oil & gas equipment & services company (portfolio average weight of 0.21%), and Amyris, Inc., a specialty chemicals company (portfolio average weight of 0.27%).

4

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Steel	26.49
Specialty Chemicals	26.10
Aluminum	10.00
Fertilizers & Agricultural Chemicals	7.46
Commodity Chemicals	7.05
Life Sciences Tools & Services	4.35
Paper Packaging	4.25
Copper	3.96
Forest Products	3.83
Diversified Chemicals	3.54
Paper Products	2.98
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Avantor, Inc.	4.35
Avery Dennison Corp.	4.25
Steel Dynamics, Inc.	4.22
United States Steel Corp.	4.03
Olin Corp.	4.00
Freeport-McMoRan, Inc.	3.97
Alcoa Corp.	3.96
Louisiana-Pacific Corp.	3.83
Mosaic Co. (The)	3.76
Corteva, Inc.	3.70
Total	40.07

*	Excluding money market fund holdings.

5

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Basic Materials Technical LeadersTM Index	83.44%	10.89%	36.36%	11.52%	72.46%	9.79%	154.43%	10.93%	352.32%
S&P 500® Materials Index	62.88	15.93	55.79	14.40	95.91	9.80	154.64	9.14	257.27
Fund
NAV Return	82.25	10.16	33.68	10.77	66.75	9.03	137.40	10.07	303.88
Market Price Return	81.80	10.13	33.58	10.76	66.68	9.03	137.39	10.07	304.09

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.78% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Basic Materials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

6

PEZ	Management’s Discussion of Fund Performance
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

As an index fund, the Invesco DWA Consumer Cyclicals Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer discretionary sector for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 115.13%. On a net asset value (“NAV”) basis,

the Fund returned 115.43%. During the same time period, the Index returned 115.93%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 51.30%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 63 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track the Index, which employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the casinos & gaming sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s being overweight and security selection in the specialty retail sub-industry and security selection in the specialty stores sub-industry.

For the fiscal year ended April 30, 2021, the internet & direct marketing retail sub-industry contributed most significantly to the Fund’s return followed by the casinos & gaming sub-industry. The broadcasting sub-industry detracted most significantly from the Fund’s return, followed by the interactive media & services and airlines sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Overstock.com, Inc., an internet & direct marketing retail company (no longer held at fiscal year-end), and Tesla Inc., an automobile manufacturers company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included PetMed Express, Inc., an internet & direct marketing retail company (no longer held at fiscal year-end), and Cable One Inc., a cable & satellite company (no longer held at fiscal year-end).

7

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Casinos & Gaming	19.03
Apparel Retail	12.45
Restaurants	10.08
Specialty Stores	8.67
Consumer Electronics	8.59
Footwear	6.80
Homefurnishing Retail	5.53
Home Improvement Retail	4.40
Advertising	3.77
Real Estate Services	3.50
Sub-Industry Types Each Less than 3%	17.22
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Caesars Entertainment, Inc.	4.99
GrowGeneration Corp.	4.40
Vuzix Corp.	4.02
RH	3.93
Crocs, Inc.	3.79
Magnite, Inc.	3.77
Dave & Buster’s Entertainment, Inc.	3.61
eXp World Holdings, Inc.	3.50
Burlington Stores, Inc.	3.47
DraftKings, Inc., Class A	3.25
Total	38.73

*	Excluding money market fund holdings.

8

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index	115.93%	22.02%	81.69%	17.26%	121.66%	13.77%	263.36%	10.28%	315.56%
S&P 500® Consumer Discretionary Index	51.30	21.63	79.95	19.47	143.38	17.85	416.90	13.29	514.77
Fund
NAV Return	115.43	21.45	79.12	16.71	116.50	13.11	242.77	9.67	282.88
Market Price Return	115.13	21.37	78.79	16.70	116.41	13.11	242.67	9.66	282.75

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.81% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

9

PSL	Management’s Discussion of Fund Performance
Invesco DWA Consumer Staples Momentum ETF (PSL)

As an index fund, the Invesco DWA Consumer Staples Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Staples Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer staples sector for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 56.42%. On a net asset value (“NAV”) basis, the Fund returned 56.25%. During the same time period, the

Index returned 57.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 22.79%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 32 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the hypermarkets & super centers sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the housewares & specialties sub-industry and the overweight allocation to and security selection in the food distributors sub-industry.

For the fiscal year ended April 30, 2021, the housewares & specialties sub-industry contributed most significantly to the Fund’s return, followed by the packaged foods & meats and food distributors sub-industries, respectively. The consumer electronics sub-industry detracted most significantly from the Fund’s return, followed by the automobile manufacturers and tobacco sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Tupperware Brands Corp., a housewares & specialties company (no longer held at fiscal year-end), and Boston Beer Co., Inc., Class A, a brewers company (portfolio average weight of 3.16%). Positions that detracted most significantly from the Fund’s return during this period included Strategic Education, Inc., an education services company (no longer held at fiscal year-end), and Sanderson Farms, Inc., a packaged foods & meats company (no longer held at fiscal year-end).

10

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Personal Products	15.84
Packaged Foods & Meats	14.77
Food Distributors	12.23
Soft Drinks	9.55
Specialized Consumer Services	8.45
Household Products	6.54
Agricultural Products	6.32
Food Retail	4.94
Brewers	3.63
Education Services	3.31
Home Furnishings	3.07
Sub-Industry Types Each Less than 3%	11.33
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Coty, Inc., Class A	4.22
Monster Beverage Corp.	3.93
Estee Lauder Cos., Inc. (The), Class A	3.77
McCormick & Co., Inc.	3.66
Boston Beer Co., Inc. (The), Class A	3.63
Darling Ingredients, Inc.	3.26
Keurig Dr Pepper, Inc.	3.22
Service Corp. International	3.12
Tempur Sealy International, Inc.	3.07
Bunge Ltd.	3.06
Total	34.94

*	Excluding money market fund holdings.

11

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Staples Technical LeadersTM Index	57.04%	13.34%	45.58%	12.70%	81.77%	13.66%	259.89%	11.65%	396.93%
S&P 500® Consumer Staples Index	22.79	14.63	50.63	8.96	53.60	11.32	192.10	10.25	313.54
Fund
NAV Return	56.25	12.69	43.09	12.02	76.40	12.96	238.32	10.93	352.20
Market Price Return	56.42	12.58	42.68	12.03	76.49	12.97	238.43	10.93	352.36

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Consumer Staples Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

12

PXI	Management’s Discussion of Fund Performance
Invesco DWA Energy Momentum ETF (PXI)

As an index fund, the Invesco DWA Energy Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the energy sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the energy sector for inclusion in the Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 63.10%. On a net asset value (“NAV”) basis, the Fund returned 63.39%. During the same time period, the

Index returned 64.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned 35.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 23 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to and security selection in the oil & gas exploration & production sub-industry and an underweight allocation to the integrated oil & gas sub-industry.

For the fiscal year ended April 30, 2021, the oil & gas exploration & production sub-industry contributed most significantly to the Fund’s return. The coal & consumable fuels sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Renewable Energy Group, Inc., an oil & gas refining & marketing company (no longer held at fiscal year-end), and Matador Resources Co., an oil & gas exploration & production company (portfolio average weight of 3.35%). Positions that detracted most significantly from the Fund’s return during this period included HollyFrontier Corp., an oil & gas refining & marketing company (no longer held at fiscal year-end), and Continental Resources, Inc., an oil & gas exploration & production company (portfolio average weight of 1.43%).

13

Invesco DWA Energy Momentum ETF (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Oil & Gas Exploration & Production	63.16
Oil & Gas Equipment & Services	12.51
Oil & Gas Refining & Marketing	9.01
Oil & Gas Storage & Transportation	8.70
Oil & Gas Drilling	4.26
Integrated Oil & Gas	2.37
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Cheniere Energy, Inc.	6.05
Texas Pacific Land Corp.	5.31
Ovintiv, Inc.	4.20
Matador Resources Co.	4.20
Callon Petroleum Co.	4.13
Clean Energy Fuels Corp.	3.76
SM Energy Co.	3.65
APA Corp.	3.14
Diamondback Energy, Inc.	3.09
Southwestern Energy Co.	3.03
Total	40.56

*	Excluding money market fund holdings.

14

Invesco DWA Energy Momentum ETF (PXI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Energy Technical LeadersTM Index	64.52%	(14.50)%	(37.50)%	(6.54)%	(28.71)%	(4.00)%	(33.55)%	1.30%	20.62%
S&P 500® Energy Index	35.76	(8.08)	(22.33)	(2.27)	(10.86)	(1.64)	(15.25)	2.08	34.87
Fund
NAV Return	63.39	(14.98)	(38.54)	(7.02)	(30.52)	(4.58)	(37.45)	0.70	10.67
Market Price Return	63.10	(14.99)	(38.58)	(7.00)	(30.44)	(4.58)	(37.41)	0.71	10.86

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.84% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Energy Technical LeadersTM Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

15

PFI	Management’s Discussion of Fund Performance
Invesco DWA Financial Momentum ETF (PFI)

As an index fund, the Invesco DWA Financial Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Financials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the financials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the financials sector for inclusion in the Index. Companies in the financials sector are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 62.90%. On a net asset value (“NAV”) basis, the Fund returned 62.64%. During the same time period, the Index returned 63.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 62.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the financials sector.

The performance of the Fund matched the Benchmark Index on a market price basis. The Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2021.

For the fiscal year ended April 30, 2021, the financial exchanges & data sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. The aerospace & defense sub-industry detracted most significantly from the Fund’s return, followed by the specialized REITs sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Mr. Cooper Group, Inc., a thrifts & mortgage finance company (portfolio average weight of 1.76%), and Trupanion, Inc., a life & health insurance company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Silvergate Capital Corp., Class A, a regional banks company (portfolio average weight of 0.36%), and EPR Properties, a specialized REITs company (no longer held at fiscal year-end).

16

Invesco DWA Financial Momentum ETF (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Regional Banks	34.71
Investment Banking & Brokerage	14.49
Asset Management & Custody Banks	10.34
Consumer Finance	9.44
Mortgage REITs	7.23
Hotel & Resort REITs	6.07
Diversified Banks	4.47
Thrifts & Mortgage Finance	3.92
Retail REITs	3.49
Sub-Industry Types Each Less than 3%	5.82
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Western Alliance Bancorporation	4.98
Ameriprise Financial, Inc.	4.86
JPMorgan Chase & Co.	4.47
LPL Financial Holdings, Inc.	4.39
SVB Financial Group	3.49
Silvergate Capital Corp., Class A	3.31
KKR & Co., Inc., Class A	3.05
Discover Financial Services	2.92
Park Hotels & Resorts, Inc.	2.85
Ally Financial, Inc.	2.80
Total	37.12

*	Excluding money market fund holdings.

17

Invesco DWA Financial Momentum ETF (PFI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Financials Technical LeadersTM Index	63.67%	15.84%	55.46%	14.18%	94.11%	11.94%	209.04%	7.21%	175.37%
S&P 500® Financials Index	62.90	12.27	41.51	16.37	113.41	12.82	234.20	3.82	72.55
Fund
NAV Return	62.64	15.16	52.73	13.47	88.10	11.20	188.98	6.44	148.02
Market Price Return	62.90	15.13	52.62	13.49	88.23	11.21	189.40	6.45	148.36

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Financials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

18

PTH	Management’s Discussion of Fund Performance
Invesco DWA Healthcare Momentum ETF (PTH)

As an index fund, the Invesco DWA Healthcare Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Healthcare Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the healthcare sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the healthcare sector for inclusion in the Index. Companies in the healthcare sector are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 58.54%. On a net asset value (“NAV”) basis, the Fund returned 59.03%. During the same time period, the Index returned 59.89%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 23.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 62 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the healthcare sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the biotechnology sub-industry.

For the fiscal year ended April 30, 2021, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services and healthcare supplies sub-industries, respectively. The personal products sub-industry detracted most significantly from the Fund’s return, followed by the insurance brokers sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Novavax, Inc., a biotechnology company (portfolio average weight of 3.86%), and Immunomedics, Inc., a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Asensus Surgical, Inc., a healthcare equipment company (portfolio average weight of 0.25%), and iRhythm Technologies, Inc., a healthcare equipment company (no longer held at fiscal year-end).

19

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Biotechnology	24.32
Life Sciences Tools & Services	20.18
Health Care Equipment	15.86
Pharmaceuticals	11.29
Health Care Facilities	8.92
Health Care Services	7.84
Health Care Technology	3.65
Health Care Distributors	3.45
Sub-Industry Types Each Less than 3%	4.54
Money Market Funds Plus Other Assets Less Liabilities	(0.05)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Horizon Therapeutics PLC	4.49
IDEXX Laboratories, Inc.	4.06
Bionano Genomics, Inc.	3.85
Seelos Therapeutics, Inc.	3.72
Fulgent Genetics, Inc.	3.62
Charles River Laboratories International, Inc.	2.73
Aclaris Therapeutics, Inc.	2.68
10X Genomics, Inc., Class A	2.67
Asensus Surgical, Inc.	2.64
Vericel Corp.	2.59
Total	33.05

*	Excluding money market fund holdings.

20

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Healthcare Technical LeadersTM Index	59.89%	26.92%	104.47%	29.38%	262.52%	18.32%	437.74%	14.33%	601.67%
S&P 500® Health Care Index	23.70	16.12	56.57	13.84	91.18	15.33	316.31	11.43	382.87
Fund
NAV Return	59.03	26.28	101.36	28.68	252.87	17.58	404.96	13.56	536.59
Market Price Return	58.54	26.14	100.70	28.67	252.65	17.55	403.82	13.55	535.73

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Healthcare Technical LeadersTM Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

21

PRN	Management’s Discussion of Fund Performance
Invesco DWA Industrials Momentum ETF (PRN)

As an index fund, the Invesco DWA Industrials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Industrials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the industrials sector for inclusion in the Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 66.28%. On a net asset value (“NAV”) basis, the Fund returned 66.98%. During the same time period, the

Index returned 68.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 61.60%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 74 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical components & equipment sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection and the Fund being overweight in the electrical components & equipment sub-industry.

For the fiscal year ended April 30, 2021, the electrical components & equipment sub-industry contributed most significantly to the Fund’s return, followed by the trucking and building products sub-industries, respectively. The data processing & outsourced services sub-industry detracted most significantly from the Fund’s return, followed by the air freight & logistics sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Plug Power, Inc., an electrical components & equipment company (no longer held at fiscal year-end), and Avis Budget Group, Inc., a trucking company (portfolio average weight of 1.65%). Positions that detracted most significantly from the Fund’s return during this period included Marathon Digital Holdings, Inc., a data processing & outsourced services company (portfolio average weight of 0.39%), and Orbital Energy Group, Inc., a construction & engineering company (portfolio average weight of 0.19%).

22

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Building Products	14.04
Trucking	13.10
Industrial Machinery	12.80
Trading Companies & Distributors	9.23
Aerospace & Defense	7.68
Electrical Components & Equipment	6.69
Construction & Engineering	5.95
Agricultural & Farm Machinery	4.19
Data Processing & Outsourced Services	4.12
Heavy Electrical Equipment	3.68
Railroads	3.49
IT Consulting & Other Services	3.46
Sub-Industry Types Each Less than 3%	11.56
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
AMETEK, Inc.	4.95
TransDigm Group, Inc.	4.72
Marathon Digital Holdings, Inc.	4.12
Avis Budget Group, Inc.	4.05
Old Dominion Freight Line, Inc.	3.98
Union Pacific Corp.	3.50
Accenture PLC, Class A	3.46
Trane Technologies PLC	3.25
Packaging Corp. of America	2.51
Builders FirstSource, Inc.	2.30
Total	36.84

*	Excluding money market fund holdings.

23

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Industrials Technical LeadersTM Index	68.06%	22.08%	81.95%	19.07%	139.35%	13.73%	261.90%	11.57%	391.78%
S&P 500® Industrials Index	61.60	14.54	50.26	14.32	95.29	12.32	219.64	9.54	276.52
Fund
NAV Return	66.98	21.35	78.71	18.33	132.01	12.89	236.04	10.72	340.04
Market Price Return	66.28	21.30	78.46	18.31	131.83	12.87	235.68	10.72	339.90

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Industrials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

24

PTF	Management’s Discussion of Fund Performance
Invesco DWA Technology Momentum ETF (PTF)

As an index fund, the Invesco DWA Technology Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technology Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the technology sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the technology sector for inclusion in the Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, internet, electronics and semiconductors, and wireless communication technologies.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 86.28%. On a net asset value (“NAV”) basis, the Fund returned 86.48%. During the same time period, the Index returned 87.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 54.11%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 75 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection and the Fund being overweight in the application software sub-industry.

For the fiscal year ended April 30, 2021, the application software sub-industry contributed most significantly to the Fund’s return, followed by the systems software and semiconductors sub-industries, respectively. The alternative carriers sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included Twilio, Inc., Class A, an internet services & infrastructure company (no longer held at fiscal year-end) and Five9, Inc., an application software company (portfolio average weight of 5.52%). Positions that detracted most significantly from the Fund’s return during this period included Alteryx, Inc., Class A, an application software company (no longer held at fiscal year-end), and EverQuote, Inc., Class A, an interactive media & services company (no longer held at fiscal year-end).

25

Invesco DWA Technology Momentum ETF (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Application Software	27.73
Semiconductor Equipment	21.31
Semiconductors	9.13
Communications Equipment	8.23
Systems Software	6.70
IT Consulting & Other Services	5.53
Data Processing & Outsourced Services	4.44
Electronic Equipment & Instruments	4.31
Interactive Media & Services	3.48
Sub-Industry Types Each Less than 3%	9.22
Money Market Funds Plus Other Assets Less Liabilities	(0.08)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Five9, Inc.	6.17
Digital Turbine, Inc.	4.77
EPAM Systems, Inc.	4.50
MicroVision, Inc.	4.31
Riot Blockchain, Inc.	3.86
Enphase Energy, Inc.	3.49
Lam Research Corp.	3.47
Cadence Design Systems, Inc.	3.46
3D Systems Corp.	2.80
KLA Corp.	2.54
Total	39.37

*	Excluding money market fund holdings.

26

Invesco DWA Technology Momentum ETF (PTF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Technology Technical LeadersTM Index	87.58%	37.39%	159.36%	32.45%	307.62%	18.84%	461.64%	13.46%	528.07%
S&P 500® Information Technology Index	54.11	30.72	123.37	30.39	276.88	20.77	559.94	15.85	750.35
Fund
NAV Return	86.48	36.53	154.49	31.73	296.63	18.08	426.93	12.72	470.94
Market Price Return	86.28	36.49	154.30	31.72	296.49	18.08	426.93	12.72	470.76

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Technology Technical LeadersTM Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

27

PUI	Management’s Discussion of Fund Performance
Invesco DWA Utilities Momentum ETF (PUI)

As an index fund, the Invesco DWA Utilities Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Utilities Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the utilities sector for inclusion in the Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 16.05%. On a net asset value (“NAV”) basis,

the Fund returned 16.60%. During the same time period, the Index returned 17.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 20.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight and the Fund’s stock selection in the electric utilities sub-industry.

For the fiscal year ended April 30, 2021, the electric utilities sub-industry contributed most significantly to the Fund’s return. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021 included ONEOK, Inc., an oil & gas storage & transportation company (portfolio average weight of 2.74%), and AES Corp., an independent power producers & energy traders company (portfolio average weight of 2.03%). Positions that detracted most significantly from the Fund’s return during this period included EQT Corp., an oil & gas exploration & production company (portfolio average weight of 2.27%), and Spire Inc., a gas utilities company (portfolio average weight of 0.21%).

28

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Electric Utilities	36.94
Multi-Utilities	27.87
Gas Utilities	12.39
Water Utilities	9.81
Independent Power Producers & Energy Traders	3.15
Oil & Gas Storage & Transportation	3.10
Sub-Industry Types Each Less than 3%	6.68
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Southern Co. (The)	3.53
American Water Works Co., Inc.	3.52
NextEra Energy, Inc.	3.51
Xcel Energy, Inc.	3.43
WEC Energy Group, Inc.	3.42
Duke Energy Corp.	3.25
Sempra Energy	3.15
AES Corp. (The)	3.15
DTE Energy Co.	3.14
Atmos Energy Corp.	3.12
Total	33.22

*	Excluding money market fund holdings.

29

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended-Dorsey Wright® Utilities Technical LeadersTM Index	17.31%	11.35%	38.05%	9.93%	60.57%	10.83%	179.51%	9.04%	283.13%
S&P 500® Utilities Index	20.65	12.80	43.51	10.37	63.79	11.30	191.66	9.16	289.29
Fund
NAV Return	16.60	10.70	35.64	9.29	55.94	10.06	160.83	8.30	244.34
Market Price Return	16.05	10.62	35.35	9.28	55.85	10.04	160.33	8.30	244.30

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Utilities Technical LeadersTM Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

30

PNQI	Management’s Discussion of Fund Performance
Invesco NASDAQ Internet ETF (PNQI)

As an index fund, the Invesco NASDAQ Internet ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ CTA Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which is designed to track the performance of companies engaged in internet-related businesses that are listed on one of the New York Stock Exchange, NYSE American, Cboe Exchange or The Nasdaq Stock Market. Companies in the Index include companies whose primary business includes Internet-related services including, but not limited to, Internet software, Internet search engines, web hosting, website design or Internet retail commerce as determined by the Consumer Technology Association (CTA). The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 66.50%. On a net asset value (“NAV”) basis, the Fund returned 66.30%. During the same time period, the Index returned 67.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 55.23%. The Benchmark Index is an unmanaged, modified market-capitalization weighted index based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that consists of companies engaged in internet-related businesses, whereas the Benchmark Index consists of approximately 100 of the largest non-financial companies listed on the NASDAQ Stock Market, which may include companies that are not engaged in internet related businesses.

Relative to the Benchmark Index, the Fund was most overweight in the internet & direct marketing retail sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight and security selection in the interactive media & services sub-industry, followed by the Fund being underweight in the biotechnology sub-industry.

For the fiscal year ended April 30, 2021, the interactive media & services sub-industry contributed most significantly to the Fund’s return, followed by the internet & direct marketing retail and application software sub-industries, respectively. The casinos & gaming sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Alphabet Inc., Class C, an interactive media & services company (portfolio average weight of 7.83%), and Facebook, Inc., Class A, an interactive media & services company (portfolio average weight of 7.71%). Positions that detracted most significantly from the Fund’s return during this period included DraftKings Inc., Class A, a casinos & gaming company (portfolio average weight of 0.08%), and Momo Inc., Sponsored ADR, Class A, an interactive media & services company (portfolio average weight of 0.12%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Interactive Media & Services	26.21
Internet & Direct Marketing Retail	23.83
Application Software	14.82
Data Processing & Outsourced Services	7.73
Internet Services & Infrastructure	6.84
Movies & Entertainment	6.30
Interactive Home Entertainment	3.72
Hotels, Resorts & Cruise Lines	3.56
Trucking	3.32
Sub-Industry Types Each Less than 3%	3.71
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Facebook, Inc., Class A	9.90
Alphabet, Inc., Class C	9.29
Amazon.com, Inc.	8.80
PayPal Holdings, Inc.	7.73
Alibaba Group Holding Ltd., ADR	7.62
Adobe, Inc.	4.34
salesforce.com, inc.	4.17
Netflix, Inc.	3.74
Shopify, Inc., Class A	3.62
Uber Technologies, Inc.	2.84
Total	62.05

*	Excluding money market fund holdings.

31

Invesco NASDAQ Internet ETF (PNQI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Nasdaq CTA Internet IndexSM	67.24%	24.35%	92.28%	26.84%	228.33%	20.07%	522.60%	20.40%	992.90%
NASDAQ-100® Index	55.23	29.29	116.13	27.47	236.59	20.54	547.39	17.79	724.78
Fund
NAV Return	66.30	23.65	89.05	26.14	219.31	19.44	490.65	19.75	919.88
Market Price Return	66.50	23.64	89.00	26.17	219.73	19.44	490.69	19.61	904.74

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

32

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

33

Invesco DWA Basic Materials Momentum ETF (PYZ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Aluminum-10.00%
Alcoa Corp.(b)	124,127	$4,548,013
Arconic Corp.(b)	135,194	3,866,549
Century Aluminum Co.(b)(c)	195,950	3,068,577

		11,483,139

Commodity Chemicals-7.05%
Olin Corp.	106,783	4,594,873
Trinseo S.A.	56,489	3,497,234

		8,092,107

Copper-3.96%
Freeport-McMoRan, Inc.	120,717	4,552,238

Diversified Chemicals-3.54%
Chemours Co. (The)(c)	134,624	4,065,645

Fertilizers & Agricultural Chemicals-7.46%
Corteva, Inc.	87,224	4,253,042
Mosaic Co. (The)	122,545	4,311,133

		8,564,175

Forest Products-3.83%
Louisiana-Pacific Corp.	66,681	4,392,944

Life Sciences Tools & Services-4.35%
Avantor, Inc.(b)	155,718	4,989,204

Paper Packaging-4.25%
Avery Dennison Corp.	22,764	4,875,366

Paper Products-2.98%
Domtar Corp.(b)	86,707	3,417,990

Specialty Chemicals-26.10%
Amyris, Inc.(b)(c)	230,070	3,349,819
Avient Corp.	77,278	3,923,404
Celanese Corp.	25,064	3,926,276
Danimer Scientific, Inc.(b)(c)	89,329	2,282,356
Element Solutions, Inc.	169,171	3,701,461
Ingevity Corp.(b)	39,324	3,070,418
Innospec, Inc.	35,000	3,409,350
Kraton Corp.(b)	96,567	3,453,236
Minerals Technologies, Inc.	36,494	2,851,641

		29,967,961

	Shares	Value
Steel-26.49%
Allegheny Technologies, Inc.(b)(c)	169,219	$3,936,034
Carpenter Technology Corp.	71,471	2,706,607
Commercial Metals Co.	112,403	3,284,416
Reliance Steel & Aluminum Co.	23,294	3,734,261
Schnitzer Steel Industries, Inc., Class A	74,106	3,498,544
Steel Dynamics, Inc.	89,384	4,846,400
TimkenSteel Corp.(b)(c)	315,010	3,786,420
United States Steel Corp.(c)	200,983	4,624,619

		30,417,301

Total Common Stocks & Other Equity Interests (Cost $100,563,936)		114,818,070

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $127,943)	127,943	127,943

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $100,691,879)		114,946,013

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.55%
Invesco Private Government Fund, 0.01%(d)(e)(f)	6,678,994	6,678,994
Invesco Private Prime Fund, 0.11%(d)(e)(f)	10,014,486	10,018,491

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,697,485)		16,697,485

TOTAL INVESTMENTS IN SECURITIES-114.67% (Cost $117,389,364)		131,643,498
OTHER ASSETS LESS LIABILITIES-(14.67)%		(16,841,762)

NET ASSETS-100.00%		$114,801,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Basic Materials Momentum ETF (PYZ)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,318,967	$(1,191,024)	$-	$-	$127,943	$19
Invesco Premier U.S. Government Money Portfolio, Institutional Class	169,818	708,399	(878,217)	-	-	-	48
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,269,357	35,902,764	(31,493,127)	-	-	6,678,994	461	*
Invesco Private Prime Fund	-	38,041,697	(28,023,560)	-	354	10,018,491	1,834	*

Total	$2,439,175	$75,971,827	$(61,585,928)	$-	$354	$16,825,428	$2,362

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Advertising-3.77%
Magnite, Inc.(b)(c)	119,685	$4,793,384

Airlines-0.63%
Mesa Air Group, Inc.(b)	70,725	796,363

Apparel Retail-12.45%
Boot Barn Holdings, Inc.(b)	25,795	1,819,579
Burlington Stores, Inc.(b)	13,508	4,408,066
Children’s Place, Inc. (The)(b)(c)	22,276	1,745,325
Citi Trends, Inc.(b)	12,454	1,302,688
Designer Brands, Inc., Class A(b)	84,264	1,491,473
Guess?, Inc.	35,795	967,897
L Brands, Inc.(b)	61,809	4,073,213

		15,808,241

Auto Parts & Equipment-2.34%
Adient PLC(b)	33,700	1,561,658
XPEL, Inc.(b)(d)	21,925	1,405,392

		2,967,050

Automotive Retail-2.67%
Lithia Motors, Inc., Class A	8,826	3,392,538

Broadcasting-2.00%
Discovery, Inc., Class A(b)(c)	43,073	1,622,129
Entercom Communications Corp.(b)	190,434	921,701

		2,543,830

Casinos & Gaming-19.03%
Bally’s Corp.(b)	31,634	1,833,507
Boyd Gaming Corp.(b)	31,873	2,108,399
Caesars Entertainment, Inc.(b)	64,712	6,331,422
DraftKings, Inc., Class A(b)(c)	72,740	4,121,448
Everi Holdings, Inc.(b)	73,212	1,294,388
Penn National Gaming, Inc.(b)	27,656	2,464,703
Red Rock Resorts, Inc., Class A(b)	65,842	2,411,793
Scientific Games Corp.(b)	61,470	3,597,224

		24,162,884

Consumer Electronics-8.59%
GoPro, Inc., Class A(b)	249,532	2,802,244
Sonos, Inc.(b)	74,970	3,001,049
Vuzix Corp.(b)(c)	221,044	5,099,485

		10,902,778

Department Stores-1.24%
Dillard’s, Inc., Class A(c)	15,910	1,573,658

Distributors-0.83%
Funko, Inc., Class A(b)	49,166	1,059,036

Education Services-0.94%
Houghton Mifflin Harcourt Co.(b)	130,882	1,188,408

Footwear-6.80%
Crocs, Inc.(b)	48,060	4,811,767
NIKE, Inc., Class B	28,878	3,829,800

		8,641,567

Home Improvement Retail-4.40%
GrowGeneration Corp.(b)(c)	128,271	5,592,616

Homebuilding-1.27%
Hovnanian Enterprises, Inc., Class A(b)	12,148	1,610,703

	Shares	Value
Homefurnishing Retail-5.53%
RH(b)	7,262	$4,996,401
Sleep Number Corp.(b)	18,059	2,020,622

		7,017,023

Interactive Media & Services-0.51%
Liberty TripAdvisor Holdings, Inc., Class A(b)	127,798	646,658

Internet & Direct Marketing Retail-1.40%
Revolve Group, Inc.(b)	36,736	1,781,329

Leisure Facilities-1.55%
SeaWorld Entertainment, Inc.(b)	36,030	1,973,003

Leisure Products-1.21%
Vista Outdoor, Inc.(b)	47,047	1,534,203

Publishing-0.63%
Gannett Co., Inc.(b)	176,755	802,468

Real Estate Services-3.50%
eXp World Holdings, Inc.(b)(c)	129,360	4,444,810

Restaurants-10.08%
Brinker International, Inc.(b)	33,196	2,228,447
Chipotle Mexican Grill, Inc.(b)	2,366	3,530,143
Dave & Buster’s Entertainment, Inc.(b)	100,457	4,586,867
Jack in the Box, Inc.	12,803	1,544,682
Red Robin Gourmet Burgers, Inc.(b)	25,101	912,672

		12,802,811

Specialty Stores-8.67%
Big 5 Sporting Goods Corp.(c)	77,662	1,422,768
Container Store Group, Inc. (The)(b)	170,071	2,396,300
Hibbett Sports, Inc.(b)	31,240	2,482,018
MarineMax, Inc.(b)	34,142	1,939,266
Signet Jewelers Ltd.(b)	46,432	2,774,312

		11,014,664

Total Common Stocks & Other Equity Interests (Cost $111,408,022)		127,050,025

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $161,516)	161,516	161,516

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $111,569,538)		127,211,541

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.95%
Invesco Private Government Fund, 0.01%(e)(f)(g)	8,926,332	8,926,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)–(continued)

April 30, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(e)(f)(g)	13,864,102	$13,869,648

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $22,795,979)		22,795,980

TOTAL INVESTMENTS IN SECURITIES-118.12% (Cost $134,365,517)		150,007,521
OTHER ASSETS LESS LIABILITIES-(18.12)%		(23,015,112)

NET ASSETS-100.00%		$126,992,409

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2021 represented 1.11% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$877,887	$(716,371)	$-	$-	$161,516	$19
Invesco Premier U.S. Government Money Portfolio, Institutional Class	153,870	550,493	(704,363)	-	-	-	49
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	851,641	70,534,910	(62,460,219)	-	-	8,926,332	1,271	*
Invesco Private Prime Fund	-	66,224,733	(52,355,510)	1	424	13,869,648	4,407	*

Total	$1,005,511	$138,188,023	$(116,236,463)	$1	$424	$22,957,496	$5,746

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco DWA Consumer Staples Momentum ETF (PSL)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Agricultural Products-6.32%
Bunge Ltd.	40,346	$3,406,009
Darling Ingredients, Inc.(b)	52,193	3,624,804

		7,030,813

Automobile Manufacturers-1.73%
AYRO, Inc.(b)(c)	347,712	1,922,847

Brewers-3.63%
Boston Beer Co., Inc. (The), Class A(b)	3,319	4,037,530

Computer & Electronics Retail-2.79%
Rent-A-Center, Inc.	53,991	3,107,182

Consumer Electronics-2.02%
Koss Corp.(b)(c)	119,905	2,242,224

Data Processing & Outsourced Services-1.57%
MoneyGram International, Inc.(b)	252,926	1,745,189

Distillers & Vintners-1.98%
Brown-Forman Corp., Class B	28,897	2,204,263

Education Services-3.31%
Bright Horizons Family Solutions, Inc.(b)	14,642	2,120,601
Stride, Inc.(b)(c)	54,393	1,557,272

		3,677,873

Food Distributors-12.23%
Chefs’ Warehouse, Inc. (The)(b)(c)	55,708	1,795,469
Performance Food Group Co.(b)	53,494	3,140,098
Sysco Corp.	40,055	3,393,860
United Natural Foods, Inc.(b)	63,989	2,358,634
US Foods Holding Corp.(b)	70,167	2,909,124

		13,597,185

Food Retail-4.94%
Casey’s General Stores, Inc.	12,819	2,848,254
Kroger Co. (The)	72,460	2,647,688

		5,495,942

Home Furnishings-3.07%
Tempur Sealy International, Inc.	89,637	3,418,755

Household Products-6.54%
Procter & Gamble Co. (The)	22,649	3,021,830
Spectrum Brands Holdings, Inc.	29,775	2,624,368
WD-40 Co.(c)	6,535	1,625,516

		7,271,714

Packaged Foods & Meats-14.77%
Hain Celestial Group, Inc. (The)(b)(c)	48,435	1,986,319
Kraft Heinz Co. (The)	66,894	2,762,053
Lamb Weston Holdings, Inc.	23,189	1,866,715
Lancaster Colony Corp.	8,415	1,554,335
McCormick & Co., Inc.	44,997	4,065,929
Mondelez International, Inc., Class A	38,606	2,347,631
Utz Brands, Inc.(c)	63,120	1,849,416

		16,432,398

	Shares	Value
Personal Products-15.84%
Coty, Inc., Class A(b)	468,899	$4,693,679
Edgewell Personal Care Co.	46,078	1,760,180
elf Beauty, Inc.(b)	89,828	2,717,297
Estee Lauder Cos., Inc. (The), Class A	13,358	4,191,740
Medifast, Inc.	12,574	2,855,430
USANA Health Sciences, Inc.(b)	15,483	1,393,315

		17,611,641

Soft Drinks-9.55%
Keurig Dr Pepper, Inc.(c)	99,851	3,579,659
Monster Beverage Corp.(b)	45,026	4,369,773
PepsiCo, Inc.	18,545	2,673,447

		10,622,879

Specialized Consumer Services-8.45%
H&R Block, Inc.	87,104	1,938,935
Service Corp. International	64,874	3,466,867
Terminix Global Holdings, Inc.(b)	41,854	2,129,950
WW International, Inc.(b)	67,321	1,867,484

		9,403,236

Tobacco-1.24%
Vector Group Ltd.	105,921	1,382,269

Total Common Stocks & Other Equity Interests (Cost $92,457,193)		111,203,940

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $118,265)	118,265	118,265

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $92,575,458)		111,322,205

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.37%
Invesco Private Government Fund, 0.01%(d)(e)(f)	5,502,892	5,502,892
Invesco Private Prime Fund, 0.11%(d)(e)(f)	8,251,038	8,254,338

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,757,230)		13,757,230

TOTAL INVESTMENTS IN SECURITIES-112.46% (Cost $106,332,688)		125,079,435
OTHER ASSETS LESS LIABILITIES-(12.46)%		(13,858,405)

NET ASSETS-100.00%		$111,221,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco DWA Consumer Staples Momentum ETF (PSL)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,881,163	$(1,762,898)	$-	$-	$118,265	$22
Invesco Premier U.S. Government Money Portfolio, Institutional Class	305,656	848,123	(1,153,779)	-	-	-	78
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,678,757	63,330,141	(61,506,006)	-	-	5,502,892	1,038	*
Invesco Private Prime Fund	-	40,183,502	(31,929,654)	-	490	8,254,338	2,679	*

Total	$3,984,413	$106,242,929	$(96,352,337)	$-	$490	$13,875,495	$3,817

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco DWA Energy Momentum ETF (PXI)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Integrated Oil & Gas-2.37%
Occidental Petroleum Corp.	130,444	$3,308,060

Oil & Gas Drilling-4.26%
Nabors Industries Ltd.(b)(c)	43,450	3,512,932
Patterson-UTI Energy, Inc.	359,563	2,430,646

		5,943,578

Oil & Gas Equipment & Services-12.51%
Cactus, Inc., Class A	87,482	2,607,838
ChampionX Corp.(b)	158,223	3,324,265
Halliburton Co.	180,169	3,524,106
Oceaneering International, Inc.(b)	227,180	2,442,185
ProPetro Holding Corp.(b)	264,078	2,543,071
US Silica Holdings, Inc.(b)	283,312	3,017,273

		17,458,738

Oil & Gas Exploration & Production-63.16%
Antero Resources Corp.(b)(c)	462,283	4,169,793
APA Corp.	219,175	4,383,500
Bonanza Creek Energy, Inc.(b)	85,279	2,821,882
Callon Petroleum Co.(b)(c)	154,037	5,759,443
Cimarex Energy Co.	54,378	3,599,824
ConocoPhillips	76,527	3,913,591
Continental Resources, Inc.(b)(c)	121,105	3,298,900
Devon Energy Corp.	171,461	4,008,758
Diamondback Energy, Inc.	52,802	4,315,508
Hess Corp.	56,157	4,184,258
Magnolia Oil & Gas Corp., Class A(b)	263,100	2,962,506
Marathon Oil Corp.	341,150	3,841,349
Matador Resources Co.	222,621	5,857,159
Ovintiv, Inc.	244,992	5,862,659
PDC Energy, Inc.(b)	100,991	3,687,181
Pioneer Natural Resources Co.	21,469	3,302,576
SM Energy Co.	322,760	5,099,608
Southwestern Energy Co.(b)	990,841	4,230,891
Talos Energy, Inc.(b)	206,048	2,305,677
Texas Pacific Land Corp.(c)	4,811	7,409,662
Whiting Petroleum Corp.(b)	78,391	3,141,127

		88,155,852

	Shares	Value
Oil & Gas Refining & Marketing-9.01%
Clean Energy Fuels Corp.(b)(c)	477,583	$5,253,413
Marathon Petroleum Corp.	67,162	3,737,565
PBF Energy, Inc., Class A(b)(c)	253,222	3,590,688

		12,581,666

Oil & Gas Storage & Transportation-8.70%
Cheniere Energy, Inc.(b)	108,934	8,444,563
Targa Resources Corp.	106,830	3,705,933

		12,150,496

Total Common Stocks & Other Equity Interests (Cost $133,782,712)		139,598,390

Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $199,021)	199,021	199,021

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.15% (Cost $133,981,733)		139,797,411

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.33%
Invesco Private Government Fund, 0.01%(d)(e)(f)	9,115,654	9,115,654
Invesco Private Prime Fund, 0.11%(d)(e)(f)	13,668,014	13,673,482

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $22,789,136)		22,789,136

TOTAL INVESTMENTS IN SECURITIES-116.48% (Cost $156,770,869)		162,586,547
OTHER ASSETS LESS LIABILITIES-(16.48)%		(23,005,483)

NET ASSETS-100.00%		$139,581,064

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,168,636	$(969,615)	$-	$-	$199,021	$19
Invesco Premier U.S. Government Money Portfolio, Institutional Class	149,226	875,662	(1,024,888)	-	-	-	35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco DWA Energy Momentum ETF (PXI)–(continued)

April 30, 2021

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$1,420,063	$44,065,853	$(36,370,262)	$-	$-	$9,115,654	$608	*
Invesco Private Prime Fund	-	39,820,409	(26,147,127)	-	200	13,673,482	1,946	*

Total	$1,569,289	$85,930,560	$(64,511,892)	$-	$200	$22,988,157	$2,608

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco DWA Financial Momentum ETF (PFI)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Asset Management & Custody Banks-10.34%
Ameriprise Financial, Inc.	10,482	$2,708,549
Carlyle Group, Inc. (The)	19,934	850,384
KKR & Co., Inc., Class A	29,986	1,696,608
Virtus Investment Partners, Inc.	1,847	505,081

		5,760,622

Construction & Engineering-0.84%
API Group Corp.(b)(c)	22,120	470,271

Consumer Finance-9.44%
Ally Financial, Inc.	30,270	1,557,391
Discover Financial Services	14,251	1,624,614
Enova International, Inc.(c)	10,728	367,327
LendingClub Corp.(c)	52,031	800,757
OneMain Holdings, Inc.	15,942	906,622

		5,256,711

Diversified Banks-4.47%
JPMorgan Chase & Co.	16,178	2,488,338

Diversified REITs-1.76%
Colony Capital, Inc.(c)(d)	140,200	981,400

Hotel & Resort REITs-6.07%
Park Hotels & Resorts, Inc.(c)	71,089	1,585,995
RLJ Lodging Trust	25,035	404,065
Ryman Hospitality Properties, Inc.(c)	13,206	1,038,652
Xenia Hotels & Resorts, Inc.(c)	18,107	351,819

		3,380,531

Investment Banking & Brokerage-14.49%
B. Riley Financial, Inc.	9,758	695,648
Cowen, Inc., Class A(d)	29,306	1,157,294
Evercore, Inc., Class A	5,910	828,168
LPL Financial Holdings, Inc.	15,619	2,447,497
Morgan Stanley	17,072	1,409,294
Raymond James Financial, Inc.	11,719	1,532,611

		8,070,512

Life & Health Insurance-2.40%
Lincoln National Corp	20,855	1,337,431

Mortgage REITs-7.23%
Apollo Commercial Real Estate FinanceInc.	29,749	452,482
Arbor Realty Trust, Inc.	31,129	550,361
Ladder Capital Corp.	33,902	403,095
MFA Financial, Inc.	150,918	664,039
New Residential Investment Corp	68,287	732,037
New York Mortgage Trust, Inc.	114,487	525,495
Two Harbors Investment Corp.	89,956	701,657

		4,029,166

Real Estate Services-0.82%
Newmark Group, Inc., Class A	42,425	456,069

Regional Banks-34.71%
Bancorp, Inc. (The)(c)	24,177	536,850
BankUnited, Inc	16,369	762,959
Cadence BanCorp	44,413	988,189

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Regional Banks-(continued)
First Bancorp	78,954	$992,452
First Financial Bankshares, Inc.	17,938	880,397
First Republic Bank	8,072	1,479,113
Glacier Bancorp, Inc.	11,644	686,414
Live Oak Bancshares, Inc.	9,124	583,571
Pinnacle Financial Partners, Inc.	12,236	1,072,363
ServisFirst Bancshares, Inc.	9,823	621,206
Signature Bank	6,190	1,556,847
Silvergate Capital Corp., Class A(c)	17,203	1,844,506
SVB Financial Group(c)	3,398	1,943,078
Synovus Financial Corp.	16,386	767,848
Texas Capital Bancshares, Inc.(c)	10,089	692,408
Triumph Bancorp, Inc.(c)	6,084	539,225
Western Alliance Bancorporation	26,395	2,773,323
Wintrust Financial Corp.	8,008	617,417

		19,338,166

Retail REITs-3.49%
Retail Properties of America, Inc., Class A	36,106	423,524
Tanger Factory Outlet Centers, Inc.	87,243	1,522,390

		1,945,914

Thrifts & Mortgage Finance-3.92%
Meta Financial Group, Inc.	7,845	386,445
Mr. Cooper Group, Inc.(c)	36,753	1,267,243
Walker & Dunlop, Inc.	4,759	527,535

		2,181,223

Total Common Stocks & Other Equity Interests (Cost $46,534,274)		55,696,354

Money Market Funds-0.32%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $182,366)	182,366	182,366

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.30% (Cost $46,716,640)		55,878,720

Investments Purchased with Cash Collateral from Securities on Loan Money

Market Funds-3.74%
Invesco Private Government Fund, 0.01%(e)(f)(g)	832,889	832,889
Invesco Private Prime Fund, 0.11%(e)(f)(g)	1,248,834	1,249,334

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,082,223)		2,082,223

TOTAL INVESTMENTS IN SECURITIES-104.04% (Cost $48,798,863)		57,960,943
OTHER ASSETS LESS LIABILITIES-(4.04)%		(2,252,687)

NET ASSETS-100.00%		$55,708,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco DWA Financial Momentum ETF (PFI)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2021 represented less than 1% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at April 30, 2021.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$950,448	$(768,082)	$-	$-	$182,366	$19
Invesco Premier U.S. Government Money Portfolio, Institutional Class	161,230	557,832	(719,062)	-	-	-	45
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	703,151	15,878,101	(15,748,363)	-	-	832,889	203	*
Invesco Private Prime Fund	-	10,950,988	(9,701,724)	-	70	1,249,334	644	*

Total	$864,381	$28,337,369	$(26,937,231)	$-	$70	$2,264,589	$911

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco DWA Healthcare Momentum ETF (PTH)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.05%
Biotechnology-24.32%
Acceleron Pharma, Inc.(b)	67,775	$8,469,842
Anavex Life Sciences Corp.(b)(c)	883,814	10,676,473
BioCryst Pharmaceuticals, Inc.(b)(c)	1,218,220	14,173,990
Celldex Therapeutics, Inc.(b)(c)	256,520	7,780,252
Curis, Inc.(b)(c)	1,329,277	14,382,777
Horizon Therapeutics PLC(b)	265,167	25,090,102
Myriad Genetics, Inc.(b)	252,456	7,629,220
Novavax, Inc.(b)(c)	58,642	13,894,049
Oncternal Therapeutics, Inc.(b)	648,370	4,078,247
Organogenesis Holdings, Inc.(b)	298,769	6,680,475
Prothena Corp. PLC (Ireland)(b)	206,874	5,490,436
Scholar Rock Holding Corp.(b)	91,186	2,949,867
Vericel Corp.(b)	232,051	14,484,623

		135,780,353

Health Care Distributors-3.45%
Owens & Minor, Inc.	343,266	12,388,470
Patterson Cos., Inc.	213,308	6,855,719

		19,244,189

Health Care Equipment-15.86%
Alphatec Holdings, Inc.(b)	326,636	5,222,909
Asensus Surgical, Inc.(b)(c)	7,006,768	14,714,213
AtriCure, Inc.(b)	134,926	10,398,747
Axonics, Inc.(b)(c)	134,580	8,469,119
Glaukos Corp.(b)(c)	83,492	7,861,607
Heska Corp.(b)	28,912	5,280,777
IDEXX Laboratories, Inc.(b)	41,283	22,663,954
Inari Medical, Inc.(b)	68,855	7,869,438
TransMedics Group, Inc.(b)(c)	210,783	6,051,580

		88,532,344

Health Care Facilities-8.92%
Acadia Healthcare Co., Inc.(b)	163,629	9,968,279
Brookdale Senior Living, Inc.(b)	827,550	5,412,177
Ensign Group, Inc. (The)	104,952	9,010,129
Select Medical Holdings Corp.(b)	204,503	7,713,853
Surgery Partners, Inc.(b)	153,065	7,377,733
Tenet Healthcare Corp.(b)	173,738	10,295,714

		49,777,885

Health Care Services-7.84%
Community Health Systems, Inc.(b)	860,853	9,598,511
Fulgent Genetics, Inc.(b)(c)	262,217	20,195,953
MEDNAX, Inc.(b)	284,088	7,477,196
Tivity Health, Inc.(b)(c)	268,315	6,487,857

		43,759,517

Health Care Supplies-2.49%
Align Technology, Inc.(b)	23,386	13,927,065

Health Care Technology-3.65%
Evolent Health, Inc., Class A(b)	258,129	5,591,074
Inovalon Holdings, Inc., Class A(b)	178,335	5,387,500
Omnicell, Inc.(b)	64,898	9,411,508

		20,390,082

	Shares	Value
Life Sciences Tools & Services-20.18%
10X Genomics, Inc., Class A(b)	75,406	$14,915,307
Agilent Technologies, Inc.	87,210	11,654,744
Bionano Genomics, Inc.(b)(c)	3,371,012	21,473,346
Bio-Techne Corp.	21,185	9,056,376
Bruker Corp.	111,821	7,661,975
Charles River Laboratories International, Inc.(b)	45,851	15,243,165
ChromaDex Corp.(b)(c)	788,763	7,004,215
Medpace Holdings, Inc.(b)	69,793	11,842,476
Mettler-Toledo International, Inc.(b)	10,505	13,796,427

		112,648,031

Personal Products-2.05%
LifeMD, Inc.(b)(c)	322,440	3,130,893
Veru, Inc.(b)(c)	939,023	8,300,963

		11,431,856

Pharmaceuticals-11.29%
Aclaris Therapeutics, Inc.(b)	627,784	14,972,649
Catalent, Inc.(b)	125,179	14,078,882
Evolus, Inc.(b)(c)	393,293	3,582,899
Intra-Cellular Therapies, Inc.(b)	278,843	9,600,565
Seelos Therapeutics, Inc.(b)(c)	3,414,226	20,792,636

		63,027,631

Total Common Stocks & Other Equity Interests (Cost $533,294,760)		558,518,953

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $672,989)	672,989	672,989

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $533,967,749)		559,191,942

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.94%
Invesco Private Government Fund, 0.01%(d)(e)(f)	42,212,390	42,212,390
Invesco Private Prime Fund, 0.11%(d)(e)(f)	63,463,825	63,489,211

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $105,701,600)		105,701,601

TOTAL INVESTMENTS IN SECURITIES-119.11% (Cost $639,669,349)		664,893,543
OTHER ASSETS LESS LIABILITIES-(19.11)%		(106,659,842)

NET ASSETS-100.00%		$558,233,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco DWA Healthcare Momentum ETF (PTH)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$20,407,282	$(19,734,293)	$-	$-	$672,989	$84
Invesco Premier U.S. Government Money Portfolio, Institutional Class	272,671	6,158,741	(6,431,412)	-	-	-	120
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,282,803	548,982,376	(511,052,789)	-	-	42,212,390	13,322	*
Invesco Private Prime Fund	-	395,341,604	(331,856,467)	1	4,073	63,489,211	31,430	*

Total	$4,555,474	$970,890,003	$(869,074,961)	$1	$4,073	$106,374,590	$44,956

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco DWA Industrials Momentum ETF (PRN)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Aerospace & Defense-7.68%
Spirit AeroSystems Holdings, Inc., Class A	119,156	$5,444,237
TransDigm Group, Inc.(b)	24,212	14,859,873
Triumph Group, Inc.(b)	228,465	3,865,628

		24,169,738

Agricultural & Farm Machinery-4.19%
Deere & Co.	18,543	6,876,672
Toro Co. (The)	55,082	6,312,397

		13,189,069

Auto Parts & Equipment-1.20%
Patrick Industries, Inc.	42,309	3,790,886

Building Products-14.04%
A.O. Smith Corp.	87,807	5,948,924
AAON, Inc.	52,511	3,434,744
Advanced Drainage Systems, Inc.	54,950	6,135,717
Builders FirstSource, Inc.(b)	149,077	7,255,578
Resideo Technologies, Inc.(b)	199,255	5,979,643
Trane Technologies PLC	58,878	10,234,763
Trex Co., Inc.(b)	48,321	5,218,185

		44,207,554

Construction & Engineering-5.95%
Dycom Industries, Inc.(b)	57,125	5,358,896
Orbital Energy Group, Inc.(b)(c)	1,538,500	6,477,085
Quanta Services, Inc.	71,390	6,899,130

		18,735,111

Data Processing & Outsourced Services-4.12%
Marathon Digital Holdings, Inc.(b)(c)	353,118	12,987,680

Electrical Components & Equipment-6.69%
AMETEK, Inc.	115,531	15,588,598
Atkore, Inc.(b)	70,076	5,485,549

		21,074,147

Electronic Components-1.87%
Littelfuse, Inc.	22,204	5,889,389

Environmental & Facilities Services-2.77%
Aqua Metals, Inc.(b)(c)	1,333,166	3,959,503
Tetra Tech, Inc.	37,272	4,757,025

		8,716,528

Heavy Electrical Equipment-3.68%
Polar Power, Inc.(b)(c)	599,998	6,719,977
TPI Composites, Inc.(b)(c)	91,492	4,862,800

		11,582,777

Industrial Conglomerates-1.99%
Honeywell International, Inc.	28,070	6,260,733

Industrial Machinery-12.80%
Chart Industries, Inc.(b)	42,240	6,785,011
ExOne Co. (The)(b)(c)	188,621	4,385,438
Graco, Inc.	62,590	4,806,912
IDEX Corp.	31,025	6,955,805
ITT, Inc.	75,740	7,143,039
SPX Corp.(b)	66,178	4,014,358
Welbilt, Inc.(b)	278,437	6,220,283

		40,310,846

	Shares	Value
IT Consulting & Other Services-3.46%
Accenture PLC, Class A	37,527	$10,881,704

Paper Packaging-2.51%
Packaging Corp. of America	53,554	7,907,248

Railroads-3.49%
Union Pacific Corp.	49,557	11,006,114

Technology Hardware, Storage & Peripherals-1.22%
Diebold Nixdorf, Inc.(b)	255,204	3,830,612

Trading Companies & Distributors-9.23%
Air Lease Corp.	93,111	4,349,215
CAI International, Inc.	78,682	3,347,919
Herc Holdings, Inc.(b)	42,374	4,474,694
SiteOne Landscape Supply, Inc.(b)	30,778	5,520,958
United Rentals, Inc.(b)	19,781	6,328,931
WESCO International, Inc.(b)	55,062	5,050,287

		29,072,004

Trucking-13.10%
ArcBest Corp.	52,904	3,849,295
Avis Budget Group, Inc.(b)(c)	142,459	12,765,751
Lyft, Inc., Class A(b)	91,504	5,093,113
Old Dominion Freight Line, Inc.	48,585	12,525,699
Saia, Inc.(b)	29,872	7,004,984

		41,238,842

Total Common Stocks & Other Equity Interests (Cost $289,015,382)		314,850,982

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $216,703)	216,703	216,703

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $289,232,085)		315,067,685

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.07%
Invesco Private Government Fund, 0.01%(d)(e)(f)	10,167,957	10,167,957
Invesco Private Prime Fund, 0.11%(d)(e)(f)	15,245,837	15,251,935

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,419,892)		25,419,892

TOTAL INVESTMENTS IN SECURITIES-108.13% (Cost $314,651,977)		340,487,577

OTHER ASSETS LESS LIABILITIES-(8.13)%		(25,602,072)

NET ASSETS-100.00%		$314,885,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco DWA Industrials Momentum ETF (PRN)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,050,984	$(1,834,281)	$-	$-	$216,703	$25
Invesco Premier U.S. Government Money Portfolio, Institutional Class	172,342	1,569,670	(1,742,012)	-	-	-	69
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,233,832	73,035,858	(64,101,733)	-	-	10,167,957	654	*
Invesco Private Prime Fund	-	85,232,628	(69,980,772)	-	79	15,251,935	2,973	*

Total	$1,406,174	$161,889,140	$(137,658,798)	$-	$79	$25,636,595	$3,721

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco DWA Technology Momentum ETF (PTF)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.08%
Advertising-2.52%
Cardlytics, Inc.(b)(c)	54,395	$7,480,944

Application Software-27.73%
8x8, Inc.(b)	120,725	3,970,645
Agilysys, Inc.(b)	64,191	3,235,868
Avaya Holdings Corp.(b)	149,145	4,290,902
Cadence Design Systems, Inc.(b)	78,015	10,280,037
Cerence, Inc.(b)(c)	61,323	5,912,150
Digital Turbine, Inc.(b)	187,839	14,168,696
Five9, Inc.(b)	97,631	18,351,699
HubSpot, Inc.(b)	14,265	7,509,809
Riot Blockchain, Inc.(b)(c)	274,047	11,463,386
SPS Commerce, Inc.(b)	31,772	3,254,724

		82,437,916

Communications Equipment-8.23%
Calix, Inc.(b)	138,261	5,847,058
Cambium Networks Corp.(b)(c)	99,059	5,943,540
Extreme Networks, Inc.(b)	383,795	4,367,587
Plantronics, Inc.(b)(c)	124,024	4,959,720
Ubiquiti, Inc.(c)	11,722	3,344,638

		24,462,543

Data Processing & Outsourced Services-4.44%
Conduent, Inc.(b)	520,988	3,542,718
Sabre Corp.(b)(c)	403,199	6,039,921
TTEC Holdings, Inc.	35,405	3,601,751

		13,184,390

Electronic Equipment & Instruments-4.31%
MicroVision, Inc.(b)(c)	839,490	12,802,223

Interactive Media & Services-3.48%
Eventbrite, Inc., Class A(b)(c)	189,772	4,472,926
IZEA Worldwide, Inc.(b)(c)	1,599,425	5,869,890

		10,342,816

IT Consulting & Other Services-5.53%
EPAM Systems, Inc.(b)	29,224	13,377,286
Unisys Corp.(b)	128,019	3,072,456

		16,449,742

Research & Consulting Services-1.70%
Rekor Systems, Inc.(b)(c)	215,106	5,044,236

Semiconductor Equipment-21.31%
Amkor Technology, Inc.	180,648	3,652,703
Applied Materials, Inc.	56,528	7,501,831
Atomera, Inc.(b)(c)	177,227	2,949,057
Brooks Automation, Inc.	48,098	4,873,770
Enphase Energy, Inc.(b)	74,393	10,359,225
Entegris, Inc.	66,387	7,473,848
Ichor Holdings Ltd.(b)	69,024	3,849,469
KLA Corp.	23,915	7,541,595
Lam Research Corp.	16,619	10,311,259
Ultra Clean Holdings, Inc.(b)(c)	94,242	4,812,939

		63,325,696

	Shares	Value
Semiconductors-9.13%
Ambarella, Inc.(b)	53,982	$5,262,705
Kopin Corp.(b)(c)	753,819	6,196,392
MACOM Technology Solutions Holdings, Inc.(b)	75,816	4,291,944
ON Semiconductor Corp.(b)	170,599	6,653,361
Synaptics, Inc.(b)(c)	33,868	4,737,117

		27,141,519

Systems Software-6.70%
Fortinet, Inc.(b)	33,967	6,937,080
Microsoft Corp.	25,168	6,346,866
SailPoint Technologies Holding, Inc.(b)(c)	80,599	3,935,649
Xperi Holding Corp.	131,190	2,695,955

		19,915,550

Technology Distributors-2.20%
CDW Corp.	36,713	6,547,029

Technology Hardware, Storage & Peripherals-2.80%
3D Systems Corp.(b)(c)	386,325	8,321,441

Total Common Stocks & Other Equity Interests (Cost $266,528,287)		297,456,045

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $248,158)	248,158	248,158

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $266,776,445)		297,704,203

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-27.04%
Invesco Private Government Fund, 0.01%(d)(e)(f)	32,067,659	32,067,659
Invesco Private Prime Fund, 0.11%(d)(e)(f)	48,296,721	48,316,040

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $80,383,698)		80,383,699

TOTAL INVESTMENTS IN SECURITIES-127.20% (Cost $347,160,143)		378,087,902
OTHER ASSETS LESS LIABILITIES-(27.20)%		(80,851,261)

NET ASSETS-100.00%		$297,236,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco DWA Technology Momentum ETF (PTF)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,683,052	$(3,434,894)	$-	$-	$248,158	$50
Invesco Premier U.S. Government Money Portfolio, Institutional Class	289,745	3,189,740	(3,479,485)	-	-	-	71
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,553,493	175,988,955	(145,474,789)	-	-	32,067,659	1,779	*
Invesco Private Prime Fund	-	167,926,868	(119,612,189)	1	1,360	48,316,040	10,564	*

Total	$1,843,238	$350,788,615	$(272,001,357)	$1	$1,360	$80,631,857	$12,464

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco DWA Utilities Momentum ETF (PUI)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Alternative Carriers-2.58%
Lumen Technologies, Inc.	99,972	$1,282,641

Electric Utilities-36.94%
Alliant Energy Corp.	18,758	1,053,637
American Electric Power Co., Inc.	12,530	1,111,536
Duke Energy Corp.	16,071	1,618,189
Entergy Corp.	12,669	1,384,595
Evergy, Inc.	19,915	1,273,963
Eversource Energy	17,282	1,490,054
Hawaiian Electric Industries, Inc.	20,296	873,946
IDACORP, Inc.	9,467	970,178
NextEra Energy, Inc.	22,534	1,746,610
NRG Energy, Inc.	41,601	1,490,148
Pinnacle West Capital Corp.	11,359	961,539
Portland General Electric Co.	18,311	931,297
Southern Co. (The)	26,558	1,757,343
Xcel Energy, Inc.	23,932	1,706,352

		18,369,387

Electrical Components & Equipment-1.33%
Beam Global(b)(c)	19,257	663,018

Gas Utilities-12.39%
Atmos Energy Corp.	14,980	1,551,778
National Fuel Gas Co.	20,823	1,034,070
New Jersey Resources Corp.(c)	21,139	886,781
ONE Gas, Inc.	10,706	861,512
Spire, Inc.	11,815	890,142
UGI Corp.	21,440	937,143

		6,161,426

Independent Power Producers & Energy Traders-3.15%
AES Corp. (The)	56,233	1,564,402

Multi-Utilities-27.87%
Ameren Corp.	13,314	1,129,560
Avista Corp.	17,314	796,790
CenterPoint Energy, Inc.	47,061	1,152,524
CMS Energy Corp.	22,382	1,441,177
DTE Energy Co.	11,147	1,560,803
MDU Resources Group, Inc.	29,362	982,453
NiSource, Inc.	56,211	1,462,610
NorthWestern Corp.	14,459	983,646
Public Service Enterprise Group, Inc.	17,055	1,077,194

	Shares	Value
Multi-Utilities-(continued)
Sempra Energy	11,399	$1,568,160
WEC Energy Group, Inc.	17,520	1,702,418

		13,857,335

Oil & Gas Exploration & Production-2.77%
EQT Corp.(b)	72,218	1,379,364

Oil & Gas Storage & Transportation-3.10%
ONEOK, Inc.	29,451	1,541,465

Water Utilities-9.81%
American States Water Co.	11,292	894,214
American Water Works Co., Inc.	11,211	1,748,804
Essential Utilities, Inc.	27,033	1,274,065
Middlesex Water Co.	11,703	959,880

		4,876,963

Total Common Stocks & Other Equity Interests (Cost $46,001,049)		49,696,001

Money Market Funds-0.29%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $143,716)	143,716	143,716

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.23% (Cost $46,144,765)		49,839,717

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.15%
Invesco Private Government Fund, 0.01%(d)(e)(f)	627,027	627,027
Invesco Private Prime Fund, 0.11%(d)(e)(f)	940,164	940,540

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,567,567)		1,567,567

TOTAL INVESTMENTS IN SECURITIES-103.38% (Cost $47,712,332)		51,407,284
OTHER ASSETS LESS LIABILITIES-(3.38)%		(1,679,216)

NET ASSETS-100.00%		$49,728,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco DWA Utilities Momentum ETF (PUI)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,706,569	$(1,562,853)	$-	$-	$143,716	$22
Invesco Premier U.S. Government Money Portfolio, Institutional Class	288,419	2,172,485	(2,460,904)	-	-	-	75
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,663,288	5,454,801	(7,491,062)	-	-	627,027	32	*
Invesco Private Prime Fund	-	7,363,650	(6,423,110)	-	-	940,540	312	*

Total	$2,951,707	$16,697,505	$(17,937,929)	$-	$-	$1,711,283	$441

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco NASDAQ Internet ETF (PNQI)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Advertising-0.07%
Criteo S.A., ADR (France)(b)	18,166	$721,735

Application Software-14.82%
Adobe, Inc.(b)	91,283	46,402,800
Alarm.com Holdings, Inc.(b)	14,864	1,334,193
Anaplan, Inc.(b)	42,532	2,537,034
Box, Inc., Class A(b)	47,554	1,012,900
Cornerstone OnDemand, Inc.(b)	19,514	863,787
Coupa Software, Inc.(b)	21,635	5,820,680
DocuSign, Inc.(b)	55,921	12,467,028
Dropbox, Inc., Class A(b)(c)	99,302	2,552,061
eGain Corp.(b)	9,309	91,507
Envestnet, Inc.(b)	16,222	1,197,670
Five9, Inc.(b)	19,778	3,717,671
j2 Global, Inc.(b)(c)	13,666	1,653,586
LivePerson, Inc.(b)(c)	20,049	1,095,678
New Relic, Inc.(b)	18,904	1,215,527
Open Text Corp. (Canada)	81,769	3,851,320
Paylocity Holding Corp.(b)	16,298	3,149,426
PROS Holdings, Inc.(b)	13,259	569,872
salesforce.com, Inc.(b)	193,811	44,638,549
SPS Commerce, Inc.(b)	10,666	1,092,625
SVMK, Inc.(b)	43,239	777,870
Zoom Video Communications, Inc., Class A(b)	70,214	22,438,288

		158,480,072

Automotive Retail-0.63%
Carvana Co.(b)(c)	23,480	6,697,905

Casinos & Gaming-0.63%
DraftKings, Inc., Class A(b)(c)	119,212	6,754,552

Commercial Printing-0.07%
Cimpress PLC (Ireland)(b)(c)	7,795	742,552

Data Processing & Outsourced Services-7.73%
PayPal Holdings, Inc.(b)	315,194	82,672,234

Education Services-0.44%
2U, Inc.(b)(c)	22,180	870,565
Chegg, Inc.(b)(c)	42,174	3,809,577

		4,680,142

Health Care Technology-0.73%
Teladoc Health, Inc.(b)	45,047	7,763,850

Hotels, Resorts & Cruise Lines-3.56%
Booking Holdings, Inc.(b)	12,278	30,278,530
Expedia Group, Inc.(b)	41,468	7,307,906
MakeMyTrip Ltd. (India)(b)(c)	19,061	522,652

		38,109,088

Interactive Home Entertainment-3.72%
Bilibili, Inc., ADR (China)(b)(c)	59,565	6,603,376
NetEase, Inc., ADR (China)	89,809	10,063,997
Sea Ltd., ADR (Taiwan)(b)(c)	91,495	23,106,147

		39,773,520

Interactive Media & Services-26.21%
Alphabet, Inc., Class C(b)	41,201	99,299,354
Autohome, Inc., ADR (China)	18,716	1,735,535
Baidu, Inc., ADR (China)(b)	81,343	17,108,873

	Shares	Value
Interactive Media & Services-(continued)
Cars.com, Inc.(b)	20,208	$266,948
Eventbrite, Inc., Class A(b)(c)	20,468	482,431
Facebook, Inc., Class A(b)	325,752	105,895,460
JOYY, Inc., ADR (China)	16,816	1,598,529
Momo, Inc., ADR (China)	48,808	715,525
Snap, Inc., Class A(b)(c)	375,587	23,218,788
TripAdvisor, Inc.(b)(c)	36,579	1,723,968
Twitter, Inc.(b)	239,248	13,211,275
Weibo Corp., ADR (China)(b)(c)	22,358	1,126,843
Yandex N.V., Class A (Russia)(b)	95,472	6,258,190
Yelp, Inc.(b)	22,460	882,678
Zillow Group, Inc., Class C(b)(c)	51,956	6,760,515

		280,284,912

Internet & Direct Marketing Retail-23.83%
1-800-Flowers.com, Inc., Class A(b)(c)	10,999	351,693
Alibaba Group Holding Ltd., ADR (China)(b)	352,962	81,516,574
Amazon.com, Inc.(b)	27,133	94,081,507
Baozun, Inc., ADR (China)(b)(c)	15,621	542,205
Chewy, Inc., Class A(b)(c)	28,569	2,277,521
eBay, Inc.	203,966	11,379,263
JD.com, Inc., ADR (China)(b)	248,999	19,262,563
Lands’ End, Inc.(b)	9,774	225,193
MercadoLibre, Inc. (Argentina)(b)	14,948	23,483,009
Overstock.com, Inc.(b)	12,846	1,046,949
PetMed Express, Inc.(c)	6,076	178,786
Shutterstock, Inc.	10,868	947,472
Stamps.com, Inc.(b)	5,507	1,130,972
Stitch Fix, Inc., Class A(b)(c)	18,855	816,799
Trip.com Group Ltd., ADR (China)(b)	157,922	6,171,592
Vipshop Holdings Ltd., ADR (China)(b)	148,678	4,574,822
Wayfair, Inc., Class A(b)(c)	23,086	6,823,529

		254,810,449

Internet Services & Infrastructure-6.84%
Akamai Technologies, Inc.(b)	48,926	5,318,256
Brightcove, Inc.(b)	12,018	174,501
Fastly, Inc., Class A(b)(c)	31,264	1,996,832
GoDaddy, Inc., Class A(b)	50,831	4,413,147
Okta, Inc.(b)(c)	36,335	9,799,550
Shopify, Inc., Class A (Canada)(b)	32,757	38,735,480
VeriSign, Inc.(b)	33,900	7,416,303
Wix.com Ltd. (Israel)(b)	16,678	5,301,603

		73,155,672

Movies & Entertainment-6.30%
iQIYI, Inc., ADR (China)(b)	108,286	1,592,887
Netflix, Inc.(b)	77,870	39,983,909
Roku, Inc.(b)	33,297	11,419,872
Spotify Technology S.A.(b)	57,017	14,375,126

		67,371,794

Real Estate Services-0.20%
Redfin Corp.(b)(c)	30,937	2,189,721

Research & Consulting Services-0.94%
CoStar Group, Inc.(b)	11,813	10,093,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco NASDAQ Internet ETF (PNQI)–(continued)

April 30, 2021

	Shares	Value
Trucking-3.32%
Lyft, Inc., Class A(b)	92,540	$5,150,777
Uber Technologies, Inc.(b)	554,938	30,393,954

		35,544,731

Total Common Stocks & Other Equity Interests (Cost $708,389,606)		1,069,846,311

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $80,193)	80,193	80,193

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $708,469,799)		1,069,926,504

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.24%
Invesco Private Government Fund, 0.01%(d)(e)(f)	33,985,933	$33,985,933
Invesco Private Prime Fund, 0.11%(d)(e)(f)	54,098,602	54,120,242

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $88,106,175)		88,106,175

TOTAL INVESTMENTS IN SECURITIES-108.28% (Cost $796,575,974)		1,158,032,679
OTHER ASSETS LESS LIABILITIES-(8.28)%		(88,591,175)

NET ASSETS-100.00%		$1,069,441,504

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	April 30, 2020	at Cost	from Sales	Appreciation	Gain	April 30, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,496,500	$(2,416,307)	$-	$-	$80,193	$41
Invesco Premier U.S. Government Money Portfolio, Institutional Class	592,971	2,010,813	(2,603,784)	-	-	-	26
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,544,481	178,397,862	(153,956,410)	-	-	33,985,933	3,481	*
Invesco Private Prime Fund	-	151,774,341	(97,655,991)	-	1,892	54,120,242	11,362	*

Total	$10,137,452	$334,679,516	$(256,632,492)	$-	$1,892	$88,186,368	$14,910

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	14.27%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Statements of Assets and Liabilities

April 30, 2021

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Assets:
Unaffiliated investments in securities, at value(a)	$114,818,070	$127,050,025	$111,203,940	$139,598,390
Affiliated investments in securities, at value	16,825,428	22,957,496	13,875,495	22,988,157
Cash	-	-	-	-
Receivable for:
Dividends	40,604	3	43,786	20,253
Securities lending	2,453	5,215	131,582	2,362
Investments sold	-	-	-	-
Fund shares sold	-	1,788,571	-	-
Foreign tax reclaims	-	-	-	-
Other assets	27,818	-	-	-

Total assets	131,714,373	151,801,310	125,254,803	162,609,162

Liabilities:
Payable for:
Investments purchased	-	1,789,953	-	-
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	16,697,485	22,795,979	13,757,230	22,789,136
Fund shares repurchased	-	-	-	-
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	34,063	36,636	31,198	44,623
Accrued trustees’ and officer’s fees	55,295	50,574	57,238	61,184
Accrued expenses	125,794	135,759	188,107	133,155

Total liabilities	16,912,637	24,808,901	14,033,773	23,028,098

Net Assets	$114,801,736	$126,992,409	$111,221,030	$139,581,064

Net assets consist of:
Shares of beneficial interest	$153,215,890	$176,748,418	$180,935,342	$328,371,290
Distributable earnings (loss)	(38,414,154)	(49,756,009)	(69,714,312)	(188,790,226)

Net Assets	$114,801,736	$126,992,409	$111,221,030	$139,581,064

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,340,000	1,420,000	1,180,000	5,700,000
Net asset value	$85.67	$89.43	$94.26	$24.49

Market price	$85.68	$89.37	$94.31	$24.51

Unaffiliated investments in securities, at cost	$100,563,936	$111,408,022	$92,457,193	$133,782,712

Affiliated investments in securities, at cost	$16,825,428	$22,957,495	$13,875,495	$22,988,157

(a) Includes securities on loan with an aggregate value of:	$16,175,795	$21,883,292	$13,357,186	$21,336,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$55,696,354	$558,518,953	$314,850,982	$297,456,045	$49,696,001	$1,069,846,311
2,264,589	106,374,590	25,636,595	80,631,857	1,711,283	88,186,368
-	-	-	-	-	29,846
42,021	25	85,151	5,394	78,867	9
249	34,932	80,358	59,080	1,435	6,994
-	-	2,072,010	4,363,952	-	-
-	-	-	-	-	2,478,230
-	-	-	10,778	-	-
-	-	-	-	-	-

58,003,213	664,928,500	342,725,096	382,527,106	51,487,586	1,160,547,758

50,072	-	-	-	-	2,479,260
9,274	-	-	-	-	-
2,082,223	105,701,600	25,419,892	80,383,698	1,567,567	88,106,175
-	-	2,074,100	4,359,139	-	-
-	-	-	-	-	520,819
12,221	209,030	115,988	107,592	9,208	-
50,047	62,381	56,760	56,993	53,861	-
91,120	721,788	172,851	383,043	128,882	-

2,294,957	106,694,799	27,839,591	85,290,465	1,759,518	91,106,254

$55,708,256	$558,233,701	$314,885,505	$297,236,641	$49,728,068	$1,069,441,504

$70,261,552	$702,033,426	$343,105,551	$355,920,222	$72,832,970	$793,958,108
(14,553,296)	(143,799,725)	(28,220,046)	(58,683,581)	(23,104,902)	275,483,396

$55,708,256	$558,233,701	$314,885,505	$297,236,641	$49,728,068	$1,069,441,504

1,090,000	3,570,000	3,070,000	2,080,000	1,450,000	4,380,000
$51.11	$156.37	$102.57	$142.90	$34.30	$244.16

$51.16	$156.15	$102.49	$142.85	$34.24	$244.35

$46,534,274	$533,294,760	$289,015,382	$266,528,287	$46,001,049	$708,389,606

$2,264,589	$106,374,589	$25,636,595	$80,631,856	$1,711,283	$88,186,368

$2,021,555	$101,127,133	$25,012,485	$75,366,020	$1,534,262	$84,776,444

55

Statements of Operations

For the year ended April 30, 2021

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Investment income:
Unaffiliated dividend income	$708,347	$162,093	$1,533,754	$681,192
Affiliated dividend income	67	68	100	54
Securities lending income	12,820	171,839	159,673	13,580
Foreign withholding tax	(1,075)	-	-	(134)

Total investment income	720,159	334,000	1,693,527	694,692

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	276,799	280,320	554,025	238,285
Sub-licensing fees	82,932	84,048	166,168	71,438
Accounting & administration fees	15,739	13,600	21,282	13,678
Professional fees	27,165	27,054	24,567	27,099
Custodian & transfer agent fees	3,789	3,545	4,242	3,450
Trustees’ and officer’s fees	27,815	25,081	29,405	29,853
Other expenses	18,194	16,264	29,218	19,232

Total expenses	452,433	449,912	828,907	403,035

Less: Waivers	(120,420)	(113,699)	(164,221)	(117,221)

Net expenses	332,013	336,213	664,686	285,814

Net investment income (loss)	388,146	(2,213)	1,028,841	408,878

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	50,976	(1,088,538)	(1,601,571)	(11,155,055)
Affiliated investment securities	354	424	490	200
In-kind redemptions	17,541,422	15,475,751	38,328,383	4,758,932

Net realized gain (loss)	17,592,752	14,387,637	36,727,302	(6,395,923)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	14,434,519	14,316,766	12,096,448	10,421,946
Affiliated investment securities	-	1	-	-

Change in net unrealized appreciation (depreciation)	14,434,519	14,316,767	12,096,448	10,421,946

Net realized and unrealized gain	32,027,271	28,704,404	48,823,750	4,026,023

Net increase in net assets resulting from operations	$32,415,417	$28,702,191	$49,852,591	$4,434,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$595,872	$642,418	$815,964	$355,404	$1,652,067	$452,705
64	204	94	121	97	67
11,548	1,003,389	86,097	306,218	1,707	91,847
(272)	-	-	-	-	(13,679)

607,212	1,646,011	902,155	661,743	1,653,871	530,940

-	-	-	-	-	5,379,136
173,001	2,925,445	683,919	1,452,809	310,577	-
22,694	876,948	102,711	435,507	93,069	-
15,214	25,037	17,388	24,256	20,182	-
27,111	33,135	27,568	29,916	24,160	-
3,463	13,626	2,356	3,955	4,446	-
25,685	35,647	28,852	30,799	27,561	-
16,086	27,046	18,551	21,988	24,306	-

283,254	3,936,884	881,345	1,999,230	504,301	5,379,136

(75,792)	(426,645)	(60,997)	(256,052)	(131,769)	(318)

207,462	3,510,239	820,348	1,743,178	372,532	5,378,818

399,750	(1,864,228)	81,807	(1,081,435)	1,281,339	(4,847,878)

2,238,431	(8,940,453)	6,637,833	15,059,514	(2,723,687)	(14,626,612)
70	4,073	79	1,360	-	1,892
7,701,787	232,652,032	27,339,881	135,210,748	2,303,498	115,995,756

9,940,288	223,715,652	33,977,793	150,271,622	(420,189)	101,371,036

7,153,093	(10,660,215)	21,688,873	7,611,312	7,717,142	297,046,224
-	1	-	1	-	-

7,153,093	(10,660,214)	21,688,873	7,611,313	7,717,142	297,046,224

17,093,381	213,055,438	55,666,666	157,882,935	7,296,953	398,417,260

$17,493,131	$211,191,210	$55,748,473	$156,801,500	$8,578,292	$393,569,382

57

Statements of Changes in Net Assets

For the years ended April 30, 2021 and 2020

	Invesco DWA Basic Materials Momentum ETF (PYZ)		Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$388,146	$720,900	$(2,213)	$45,986
Net realized gain (loss)	17,592,752	(8,286,950)	14,387,637	(2,572,562)
Change in net unrealized appreciation (depreciation)	14,434,519	(2,497,221)	14,316,767	(2,986,109)

Net increase (decrease) in net assets resulting from operations	32,415,417	(10,063,271)	28,702,191	(5,512,685)

Distributions to Shareholders from:
Distributable earnings	(494,583)	(922,655)	(123,526)	(44,757)

Shareholder Transactions:
Proceeds from shares sold	141,463,546	6,273,425	153,726,327	48,677,958
Value of shares repurchased	(94,216,351)	(23,171,365)	(71,969,281)	(57,734,457)

Net increase (decrease) in net assets resulting from share transactions	47,247,195	(16,897,940)	81,757,046	(9,056,499)

Net increase (decrease) in net assets	79,168,029	(27,883,866)	110,335,711	(14,613,941)

Net assets:
Beginning of year	35,633,707	63,517,573	16,656,698	31,270,639

End of year	$114,801,736	$35,633,707	$126,992,409	$16,656,698

Changes in Shares Outstanding:
Shares sold	1,880,000	100,000	1,980,000	900,000
Shares repurchased	(1,290,000)	(400,000)	(960,000)	(1,050,000)
Shares outstanding, beginning of year	750,000	1,050,000	400,000	550,000

Shares outstanding, end of year	1,340,000	750,000	1,420,000	400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco DWA Consumer Staples Momentum ETF (PSL)		Invesco DWA Energy Momentum ETF (PXI)		Invesco DWA Financial Momentum ETF (PFI)		Invesco DWA Healthcare Momentum ETF (PTH)
2021	2020	2021	2020	2021	2020	2021	2020

$1,028,841	$1,029,819	$408,878	$980,708	$399,750	$733,924	$(1,864,228)	$(516,670)
36,727,302	(13,787,639)	(6,395,923)	(21,077,760)	9,940,288	(415,680)	223,715,652	17,765,102
12,096,448	(11,659,638)	10,421,946	(476,005)	7,153,093	(1,606,880)	(10,660,214)	24,509,239

49,852,591	(24,417,458)	4,434,901	(20,573,057)	17,493,131	(1,288,636)	211,191,210	41,757,671

(924,650)	(1,105,634)	(439,364)	(1,050,173)	(493,130)	(892,090)	-	-

94,323,110	108,258,688	151,890,596	3,286,289	62,009,415	108,423,505	1,159,423,493	234,444,240
(141,542,658)	(147,623,607)	(33,783,947)	(15,310,870)	(51,995,758)	(102,409,410)	(1,077,844,258)	(174,089,839)

(47,219,548)	(39,364,919)	118,106,649	(12,024,581)	10,013,657	6,014,095	81,579,235	60,354,401

1,708,393	(64,888,011)	122,102,186	(33,647,811)	27,013,658	3,833,369	292,770,445	102,112,072

109,512,637	174,400,648	17,478,878	51,126,689	28,694,598	24,861,229	265,463,256	163,351,184

$111,221,030	$109,512,637	$139,581,064	$17,478,878	$55,708,256	$28,694,598	$558,233,701	$265,463,256

1,210,000	1,500,000	6,520,000	150,000	1,490,000	2,950,000	8,300,000	2,600,000
(1,830,000)	(2,100,000)	(1,970,000)	(600,000)	(1,300,000)	(2,750,000)	(7,430,000)	(2,000,000)
1,800,000	2,400,000	1,150,000	1,600,000	900,000	700,000	2,700,000	2,100,000

1,180,000	1,800,000	5,700,000	1,150,000	1,090,000	900,000	3,570,000	2,700,000

59

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2021 and 2020

	Invesco DWA Industrials Momentum ETF (PRN)		Invesco DWA Technology Momentum ETF (PTF)
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$81,807	$452,814	$(1,081,435)	$(347,298)
Net realized gain (loss)	33,977,793	11,656,336	150,271,622	12,415,887
Change in net unrealized appreciation (depreciation)	21,688,873	(13,483,106)	7,611,313	(12,245,288)

Net increase (decrease) in net assets resulting from operations	55,748,473	(1,373,956)	156,801,500	(176,699)

Distributions to Shareholders from:
Distributable earnings	(88,644)	(450,794)	-	-

Shareholder Transactions:
Proceeds from shares sold	314,949,521	73,067,101	471,013,473	287,657,581
Value of shares repurchased	(114,154,628)	(114,650,691)	(487,674,653)	(306,350,144)

Net increase (decrease) in net assets resulting from share transactions	200,794,893	(41,583,590)	(16,661,180)	(18,692,563)

Net increase (decrease) in net assets	256,454,722	(43,408,340)	140,140,320	(18,869,262)

Net assets:
Beginning of year	58,430,783	101,839,123	157,096,321	175,965,583

End of year	$314,885,505	$58,430,783	$297,236,641	$157,096,321

Changes in Shares Outstanding:
Shares sold	3,470,000	1,100,000	3,930,000	3,850,000
Shares repurchased	(1,350,000)	(1,750,000)	(3,900,000)	(4,250,000)
Shares outstanding, beginning of year	950,000	1,600,000	2,050,000	2,450,000

Shares outstanding, end of year	3,070,000	950,000	2,080,000	2,050,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco DWA Utilities Momentum ETF (PUI)		Invesco NASDAQ Internet ETF (PNQI)
2021	2020	2021	2020

$1,281,339	$3,771,351	$(4,847,878)	$(1,736,088)
(420,189)	9,312,303	101,371,036	53,652,780
7,717,142	(15,685,336)	297,046,224	(30,843,383)

8,578,292	(2,601,682)	393,569,382	21,073,309

(1,605,292)	(4,368,979)	-	-

5,919,080	152,889,051	358,276,717	182,722,725
(44,690,000)	(288,029,196)	(240,301,737)	(244,130,466)

(38,770,920)	(135,140,145)	117,974,980	(61,407,741)

(31,797,920)	(142,110,806)	511,544,362	(40,334,432)

81,525,988	223,636,794	557,897,142	598,231,574

$49,728,068	$81,525,988	$1,069,441,504	$557,897,142

200,000	4,550,000	1,690,000	1,300,000
(1,450,000)	(8,800,000)	(1,110,000)	(1,700,000)
2,700,000	6,950,000	3,800,000	4,200,000

1,450,000	2,700,000	4,380,000	3,800,000

61

Financial Highlights

Invesco DWA Basic Materials Momentum ETF (PYZ)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$47.51	$60.49		$66.74	$61.38	$54.35

Net investment income(a)	0.47	0.79		0.72	0.49	0.46
Net realized and unrealized gain (loss) on investments	38.31	(12.77)		(6.30)	5.27	7.14

Total from investment operations	38.78	(11.98)		(5.58)	5.76	7.60

Distributions to shareholders from:
Net investment income	(0.62)	(1.00)		(0.67)	(0.40)	(0.57)

Net asset value at end of year	$85.67	$47.51		$60.49	$66.74	$61.38

Market price at end of year(b)	$85.68	$47.63		$60.48	$66.79	$61.38

Net Asset Value Total Return(c)	82.25%	(19.95)%		(8.36)%	9.40%	14.04%
Market Price Total Return(c)	81.80%	(19.74)%		(8.46)%	9.48%	13.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$114,802	$35,634		$63,518	$100,114	$101,269
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.61	%(d)	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.82%	0.79	%(d)	0.76%	0.76%	0.69%
Net investment income	0.70%	1.40	%(d)	1.12%	0.75%	0.79%
Portfolio turnover rate(e)	132%	90%		89%	75%	132%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

	Years Ended April 30,
	2021		2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$41.64		$56.86		$50.42	$44.36	$42.26

Net investment income(a)	(0.00	)(b)	0.06		0.08	0.25	0.15
Net realized and unrealized gain (loss) on investments	47.98		(15.17)		6.53	6.03	2.30

Total from investment operations	47.98		(15.11)		6.61	6.28	2.45

Distributions to shareholders from:
Net investment income	(0.19)		(0.11)		(0.17)	(0.22)	(0.35)

Net asset value at end of year	$89.43		$41.64		$56.86	$50.42	$44.36

Market price at end of year(c)	$89.37		$41.67		$56.87	$50.48	$44.37

Net Asset Value Total Return(d)	115.43%		(26.51)%		13.15%	14.20%	5.85%
Market Price Total Return(d)	115.13%		(26.47)%		13.03%	14.31%	5.90%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$126,992		$16,657		$31,271	$55,464	$28,837
Ratio to average net assets of:
Expenses, after Waivers	0.60%		0.61	%(e)	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.80%		0.82	%(e)	0.80%	0.90%	0.86%
Net investment income	(0.00	)%(f)	0.12	%(e)	0.15%	0.52%	0.35%
Portfolio turnover rate(g)	163%		176%		136%	185%	117%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Amount represents less than 0.005%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco DWA Consumer Staples Momentum ETF (PSL)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$60.84	$72.67	$67.39	$59.38	$56.05

Net investment income(a)	0.73	0.46	0.45	0.41	0.76
Net realized and unrealized gain (loss) on investments	33.35	(11.78)	5.25	7.90	3.69

Total from investment operations	34.08	(11.32)	5.70	8.31	4.45

Distributions to shareholders from:
Net investment income	(0.66)	(0.51)	(0.42)	(0.30)	(1.12)

Net asset value at end of year	$94.26	$60.84	$72.67	$67.39	$59.38

Market price at end of year(b)	$94.31	$60.81	$72.65	$67.61	$59.38

Net Asset Value Total Return(c)	56.25%	(15.61)%	8.50%	14.03%	8.12%
Market Price Total Return(c)	56.42%	(15.63)%	8.12%	14.40%	8.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$111,221	$109,513	$174,401	$90,977	$77,191
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.75%	0.71%	0.71%	0.79%	0.71%
Net investment income	0.93%	0.65%	0.64%	0.65%	1.33%
Portfolio turnover rate(d)	97%	119%	118%	80%	106%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights–(continued)

Invesco DWA Energy Momentum ETF (PXI)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$15.20	$31.95		$42.26	$36.36	$37.97

Net investment income(a)	0.17	0.74	(b)	0.28	0.41	0.14
Net realized and unrealized gain (loss) on investments	9.33	(16.70)		(10.24)	5.80	(1.50)

Total from investment operations	9.50	(15.96)		(9.96)	6.21	(1.36)

Distributions to shareholders from:
Net investment income	(0.21)	(0.79)		(0.35)	(0.31)	(0.19)
Return of capital	-	-		-	-	(0.06)

Total distributions	(0.21)	(0.79)		(0.35)	(0.31)	(0.25)

Net asset value at end of year	$24.49	$15.20		$31.95	$42.26	$36.36

Market price at end of year(c)	$24.51	$15.24		$31.95	$42.32	$36.35

Net Asset Value Total Return(d)	63.39%	(50.75)%		(23.63)%	17.28%	(3.62)%
Market Price Total Return(d)	63.10%	(50.62)%		(23.74)%	17.47%	(3.60)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$139,581	$17,479		$51,127	$88,738	$112,731
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.62	%(e)	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.85%	0.86	%(e)	0.75%	0.78%	0.72%
Net investment income	0.86%	2.98	%(b)(e)	0.72%	1.15%	0.34%
Portfolio turnover rate(f)	196%	92%		113%	95%	116%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.58 and 2.35%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco DWA Financial Momentum ETF (PFI)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$31.88	$35.52		$35.16	$30.66	$29.42

Net investment income(a)	0.47	0.52		0.41	0.35	0.47
Net realized and unrealized gain (loss) on investments	19.34	(3.54)		0.39	4.44	1.43

Total from investment operations	19.81	(3.02)		0.80	4.79	1.90

Distributions to shareholders from:
Net investment income	(0.58)	(0.62)		(0.44)	(0.29)	(0.66)

Net asset value at end of year	$51.11	$31.88		$35.52	$35.16	$30.66

Market price at end of year(b)	$51.16	$31.86		$35.49	$35.22	$30.64

Net Asset Value Total Return(c)	62.64%	(8.33)%		2.44%	15.64%	6.51%
Market Price Total Return(c)	62.90%	(8.31)%		2.18%	15.91%	6.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$55,708	$28,695		$24,861	$70,330	$85,857
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.61	%(d)	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.82%	0.71	%(d)	0.79%	0.75%	0.77%
Net investment income	1.16%	1.40	%(d)	1.22%	1.04%	1.53%
Portfolio turnover rate(e)	167%	158%		132%	105%	204%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Healthcare Momentum ETF (PTH)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$98.32	$77.79	$77.65	$55.03	$44.31

Net investment income (loss)(a)	(0.47)	(0.30)	(0.33)	(0.21)	(0.19)
Net realized and unrealized gain on investments	58.52	20.83	0.47	22.83	10.91

Total from investment operations	58.05	20.53	0.14	22.62	10.72

Net asset value at end of year	$156.37	$98.32	$77.79	$77.65	$55.03

Market price at end of year(b)	$156.15	$98.49	$77.69	$77.80	$55.02

Net Asset Value Total Return(c)	59.04%	26.39%	0.18%	41.11%	24.19%
Market Price Total Return(c)	58.54%	26.78%	(0.15)%	41.40%	24.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$558,234	$265,463	$163,351	$155,292	$63,279
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.67%	0.73%	0.69%	0.73%	0.78%
Net investment income (loss)	(0.32)%	(0.34)%	(0.39)%	(0.31)%	(0.39)%
Portfolio turnover rate(d)	217%	175%	166%	130%	175%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco DWA Industrials Momentum ETF (PRN)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$61.51	$63.65		$57.87	$52.27	$45.13

Net investment income(a)	0.05	0.30		0.17	0.23	0.29
Net realized and unrealized gain (loss) on investments	41.11	(2.16)		5.76	5.73	7.14

Total from investment operations	41.16	(1.86)		5.93	5.96	7.43

Distributions to shareholders from:
Net investment income	(0.10)	(0.28)		(0.15)	(0.23)	(0.29)
Return of capital	-	-		-	(0.13)	-

Total distributions	(0.10)	(0.28)		(0.15)	(0.36)	(0.29)

Net asset value at end of year	$102.57	$61.51		$63.65	$57.87	$52.27

Market price at end of year(b)	$102.49	$61.72		$63.64	$57.91	$52.26

Net Asset Value Total Return(c)	66.98%	(2.95)%		10.28%	11.43%	16.50%
Market Price Total Return(c)	66.28%	(2.61)%		10.19%	11.53%	16.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$314,886	$58,431		$101,839	$107,053	$130,669
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.61	%(d)	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.64%	0.62	%(d)	0.64%	0.64%	0.65%
Net investment income	0.06%	0.46	%(d)	0.29%	0.39%	0.59%
Portfolio turnover rate(e)	169%	111%		104%	106%	122%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco DWA Technology Momentum ETF (PTF)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$76.63	$71.82	$56.19	$45.25	$36.16

Net investment income (loss)(a)	(0.46)	(0.12)	(0.09)	0.04	0.07
Net realized and unrealized gain on investments	66.73	4.93	15.76	10.92	9.12

Total from investment operations	66.27	4.81	15.67	10.96	9.19

Distributions to shareholders from:
Net investment income	-	-	(0.04)	(0.02)	(0.05)
Return of capital	-	-	-	-	(0.05)

Total distributions	-	-	(0.04)	(0.02)	(0.10)

Net asset value at end of year	$142.90	$76.63	$71.82	$56.19	$45.25

Market price at end of year(b)	$142.85	$76.69	$71.91	$56.21	$45.22

Net Asset Value Total Return(c)	86.48%	6.70%	27.90%	24.22%	25.46%
Market Price Total Return(c)	86.28%	6.65%	28.01%	24.35%	25.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$297,237	$157,096	$175,966	$117,996	$131,217
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.69%	0.69%	0.72%	0.74%	0.72%
Net investment income (loss)	(0.37)%	(0.17)%	(0.15)%	0.08%	0.17%
Portfolio turnover rate(d)	172%	159%	133%	107%	147%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco DWA Utilities Momentum ETF (PUI)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$30.19	$32.18	$27.11	$27.50	$25.12

Net investment income(a)	0.64	0.65	0.63	0.65	0.65
Net realized and unrealized gain (loss) on investments	4.27	(1.87)	4.98	(0.31)	2.71

Total from investment operations	4.91	(1.22)	5.61	0.34	3.36

Distributions to shareholders from:
Net investment income	(0.80)	(0.77)	(0.54)	(0.73)	(0.98)

Net asset value at end of year	$34.30	$30.19	$32.18	$27.11	$27.50

Market price at end of year(b)	$34.24	$30.29	$32.18	$27.13	$27.51

Net Asset Value Total Return(c)	16.63%	(3.84)%	20.98%	1.16%	13.65%
Market Price Total Return(c)	16.05%	(3.53)%	20.89%	1.19%	13.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,728	$81,526	$223,637	$44,730	$137,476
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.81%	0.69%	0.73%	0.83%	0.71%
Net investment income	2.06%	1.93%	2.08%	2.35%	2.46%
Portfolio turnover rate(d)	64%	69%	49%	41%	54%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco NASDAQ Internet ETF (PNQI)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$146.82	$142.44		$129.15	$99.14	$76.48

Net investment income (loss)(a)	(1.15)	(0.44)		(0.44)	(0.36)	(0.22)
Net realized and unrealized gain on investments	98.49	4.82		13.73	30.40	22.88

Total from investment operations	97.34	4.38		13.29	30.04	22.66

Distributions to shareholders from:
Net investment income	-	-		-	(0.03)	-

Net asset value at end of year	$244.16	$146.82		$142.44	$129.15	$99.14

Market price at end of year(b)	$244.35	$146.75		$142.41	$129.29	$99.17

Net Asset Value Total Return(c)	66.30%	3.07%		10.29%	30.30%	29.63%
Market Price Total Return(c)	66.50%	3.05%		10.15%	30.40%	29.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,069,442	$557,897		$598,232	$600,535	$351,939
Ratio to average net assets of:
Expenses	0.60%	0.60	%(d)	0.60%	0.60%	0.60%
Net investment income (loss)	(0.54)%	(0.32)%		(0.34)%	(0.31)%	(0.26)%
Portfolio turnover rate(e)	27%	41%		20%	20%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco DWA Basic Materials Momentum ETF (PYZ)	“DWA Basic Materials Momentum ETF”

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	“DWA Consumer Cyclicals Momentum ETF”

Invesco DWA Consumer Staples Momentum ETF (PSL)	“DWA Consumer Staples Momentum ETF”

Invesco DWA Energy Momentum ETF (PXI)	“DWA Energy Momentum ETF”

Invesco DWA Financial Momentum ETF (PFI)	“DWA Financial Momentum ETF”

Invesco DWA Healthcare Momentum ETF (PTH)	“DWA Healthcare Momentum ETF”

Invesco DWA Industrials Momentum ETF (PRN)	“DWA Industrials Momentum ETF”

Invesco DWA Technology Momentum ETF (PTF)	“DWA Technology Momentum ETF”

Invesco DWA Utilities Momentum ETF (PUI)	“DWA Utilities Momentum ETF”

Invesco NASDAQ Internet ETF (PNQI)	“NASDAQ Internet ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

DWA Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index

DWA Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index

DWA Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index

DWA Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index

DWA Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index

DWA Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index

DWA Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index

DWA Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index

DWA Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index

NASDAQ Internet ETF	NASDAQ CTA Internet IndexSM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

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options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.  Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an

72

agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because NASDAQ Internet ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater

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fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund (except for NASDAQ Internet ETF) is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

NASDAQ Internet ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

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NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for NASDAQ Internet ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, NASDAQ Internet ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)). of each Fund (except NASDAQ Internet ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2023. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2023. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Each Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that a Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by such Fund. Therefore, through at least August 31, 2023, the Adviser has agreed to waive the portion of each Fund’s management fee in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending.

For the fiscal year ended April 30, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum ETF	$120,420

DWA Consumer Cyclicals Momentum ETF	113,699

DWA Consumer Staples Momentum ETF	164,221

DWA Energy Momentum ETF	117,221

DWA Financial Momentum ETF	75,792

DWA Healthcare Momentum ETF	426,645

DWA Industrials Momentum ETF	60,997

DWA Technology Momentum ETF	256,052

DWA Utilities Momentum ETF	131,769

NASDAQ Internet ETF	318

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2021 are as follows:

	Total Potential
	Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/22	4/30/23	4/30/24
DWA Basic Materials Momentum ETF	$343,113	$132,491	$90,386	$120,236

DWA Consumer Cyclicals Momentum ETF	301,373	107,540	80,323	113,510

DWA Consumer Staples Momentum ETF	490,108	160,906	165,253	163,949

DWA Energy Momentum ETF	329,586	132,479	80,046	117,061

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	Total Potential Recapture Amounts
		Potential Recapture Amounts Expiring
		4/30/22	4/30/23	4/30/24

DWA Financial Momentum ETF	$204,915	$75,482	$53,810	$75,623

DWA Healthcare Momentum ETF	834,051	224,272	183,779	426,000
DWA Industrials Momentum ETF	114,499	39,388	14,358	60,753

DWA Technology Momentum ETF	595,091	161,341	178,080	255,670

DWA Utilities Momentum ETF	442,225	135,751	174,962	131,512

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

DWA Basic Materials Momentum ETF	Dorsey Wright & Associates, LLC

DWA Consumer Cyclicals Momentum ETF	Dorsey Wright & Associates, LLC

DWA Consumer Staples Momentum ETF	Dorsey Wright & Associates, LLC

DWA Energy Momentum ETF	Dorsey Wright & Associates, LLC

DWA Financial Momentum ETF	Dorsey Wright & Associates, LLC

DWA Healthcare Momentum ETF	Dorsey Wright & Associates, LLC

DWA Industrials Momentum ETF	Dorsey Wright & Associates, LLC

DWA Technology Momentum ETF	Dorsey Wright & Associates, LLC

DWA Utilities Momentum ETF	Dorsey Wright & Associates, LLC

NASDAQ Internet ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

DWA Basic Materials Momentum ETF	$12,668

DWA Consumer Cyclicals Momentum ETF	12,627
DWA Consumer Staples Momentum ETF	9,346

DWA Energy Momentum ETF	24,785
DWA Financial Momentum ETF	17,971

DWA Healthcare Momentum ETF	6,198
DWA Industrials Momentum ETF	23,738

DWA Technology Momentum ETF	31,647
DWA Utilities Momentum ETF	8,399

NASDAQ Internet ETF	5,241

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

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For the fiscal year ended April 30, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
DWA Basic Materials Momentum ETF	$883,291	$157,523	$(41,026)
DWA Consumer Cyclicals Momentum ETF	1,199,718	1,385,056	(27,630)
DWA Consumer Staples Momentum ETF	-	11,560	(114)
DWA Energy Momentum ETF	235,915	919,280	135,184
DWA Financial Momentum ETF	302,724	-	-
DWA Healthcare Momentum ETF	6,667,608	7,177,933	62,139
DWA Industrials Momentum ETF	2,623,627	-	-
DWA Technology Momentum ETF	12,052,614	13,403,992	44,562
DWA Utilities Momentum ETF	442,695	16,703	(2,804)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
DWA Basic Materials Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$114,818,070	$-	$-	$114,818,070

Money Market Funds	127,943	16,697,485	-	16,825,428

Total Investments	$114,946,013	$16,697,485	$-	$131,643,498

DWA Consumer Cyclicals Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$127,050,025	$-	$-	$127,050,025

Money Market Funds	161,516	22,795,980	-	22,957,496

Total Investments	$127,211,541	$22,795,980	$-	$150,007,521

DWA Consumer Staples Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$111,203,940	$-	$-	$111,203,940

Money Market Funds	118,265	13,757,230	-	13,875,495

Total Investments	$111,322,205	$13,757,230	$-	$125,079,435

DWA Energy Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$139,598,390	$-	$-	$139,598,390

Money Market Funds	199,021	22,789,136	-	22,988,157

Total Investments	$139,797,411	$22,789,136	$-	$162,586,547

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	Level 1	Level 2	Level 3	Total
DWA Financial Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$55,696,354	$-	$-	$55,696,354

Money Market Funds	182,366	2,082,223	-	2,264,589

Total Investments	$55,878,720	$2,082,223	$-	$57,960,943

DWA Healthcare Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$558,518,953	$-	$-	$558,518,953

Money Market Funds	672,989	105,701,601	-	106,374,590

Total Investments	$559,191,942	$105,701,601	$-	$664,893,543

DWA Industrials Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$314,850,982	$-	$-	$314,850,982

Money Market Funds	216,703	25,419,892	-	25,636,595

Total Investments	$315,067,685	$25,419,892	$-	$340,487,577

DWA Technology Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$297,456,045	$-	$-	$297,456,045

Money Market Funds	248,158	80,383,699	-	80,631,857

Total Investments	$297,704,203	$80,383,699	$-	$378,087,902

DWA Utilities Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$49,696,001	$-	$-	$49,696,001

Money Market Funds	143,716	1,567,567	-	1,711,283

Total Investments	$49,839,717	$1,567,567	$-	$51,407,284

NASDAQ Internet ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,069,846,311	$-	$-	$1,069,846,311

Money Market Funds	80,193	88,106,175	-	88,186,368

Total Investments	$1,069,926,504	$88,106,175	$-	$1,158,032,679

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*
DWA Basic Materials Momentum ETF	$494,583	$922,655

DWA Consumer Cyclicals Momentum ETF	123,525	44,757

DWA Consumer Staples Momentum ETF	924,650	1,105,634

DWA Energy Momentum ETF	439,364	1,050,173

DWA Financial Momentum ETF	493,130	892,090

DWA Healthcare Momentum ETF	-	-
DWA Industrials Momentum ETF	88,644	450,794

DWA Technology Momentum ETF	-	-

DWA Utilities Momentum ETF	1,605,292	4,368,979

NASDAQ Internet ETF	-	-

*  Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum ETF	$-	$(48,394)	$13,698,850	$(52,064,610)	$-	$153,215,890	$114,801,736

DWA Consumer Cyclicals Momentum ETF	-	(45,402)	14,286,099	(63,996,706)	-	176,748,418	126,992,409

DWA Consumer Staples Momentum ETF	261,478	(49,614)	18,663,110	(88,589,286)	-	180,935,342	111,221,030

DWA Energy Momentum ETF	28,217	(54,131)	2,218,767	(190,983,079)	-	328,371,290	139,581,064

DWA Financial Momentum ETF	-	(43,189)	9,123,043	(23,633,150)	-	70,261,552	55,708,256

DWA Healthcare Momentum ETF	-	(55,445)	24,542,354	(167,310,130)	(976,504)	702,033,426	558,233,701
DWA Industrials Momentum ETF	43,412	(49,551)	25,339,871	(53,553,778)	-	343,105,551	314,885,505

DWA Technology Momentum ETF	-	(49,176)	29,043,638	(87,286,115)	(391,928)	355,920,222	297,236,641

DWA Utilities Momentum ETF	-	(46,025)	3,617,222	(26,676,099)	-	72,832,970	49,728,068

NASDAQ Internet ETF	-	-	340,499,131	(63,079,744)	(1,935,991)	793,958,108	1,069,441,504

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2021:

	No expiration
	Short-Term	Long-Term	Total*
DWA Basic Materials Momentum ETF	$39,665,366	$12,399,244	$52,064,610

DWA Consumer Cyclicals Momentum ETF	63,931,682	65,024	63,996,706

DWA Consumer Staples Momentum ETF	83,114,821	5,474,465	88,589,286

DWA Energy Momentum ETF	159,451,878	31,531,201	190,983,079

DWA Financial Momentum ETF	23,456,031	177,119	23,633,150

DWA Healthcare Momentum ETF	167,310,130	-	167,310,130
DWA Industrials Momentum ETF	53,553,778	-	53,553,778

DWA Technology Momentum ETF	87,286,115	-	87,286,115

DWA Utilities Momentum ETF	23,123,645	3,552,454	26,676,099

NASDAQ Internet ETF	17,639,121	45,440,623	63,079,744

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum ETF	$78,577,615	$78,696,195

DWA Consumer Cyclicals Momentum ETF	104,462,371	99,564,978

DWA Consumer Staples Momentum ETF	114,920,780	113,278,600

DWA Energy Momentum ETF	90,718,256	90,629,967

DWA Financial Momentum ETF	63,297,583	63,211,485

DWA Healthcare Momentum ETF	1,369,593,627	1,342,036,857
DWA Industrials Momentum ETF	244,642,361	245,080,342

DWA Technology Momentum ETF	530,839,916	533,161,467

DWA Utilities Momentum ETF	39,504,507	39,424,804

NASDAQ Internet ETF	240,193,371	245,547,052

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For the fiscal year ended April 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered
DWA Basic Materials Momentum ETF	$141,407,241	$94,048,263

DWA Consumer Cyclicals Momentum ETF	149,182,657	72,384,078

DWA Consumer Staples Momentum ETF	94,316,205	142,967,089

DWA Energy Momentum ETF	151,908,448	33,727,268

DWA Financial Momentum ETF	61,997,893	51,980,607

DWA Healthcare Momentum ETF	1,107,541,344	1,055,136,990
DWA Industrials Momentum ETF	314,975,517	113,770,619

DWA Technology Momentum ETF	461,278,514	476,373,840

DWA Utilities Momentum ETF	5,916,374	44,665,471

NASDAQ Internet ETF	358,337,811	239,382,267

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of April 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost
DWA Basic Materials Momentum ETF	$17,090,289	$(3,391,439)	$13,698,850	$117,944,648

DWA Consumer Cyclicals Momentum ETF	18,961,455	(4,675,356)	14,286,099	135,721,422

DWA Consumer Staples Momentum ETF	19,896,501	(1,233,391)	18,663,110	106,416,325

DWA Energy Momentum ETF	9,652,269	(7,433,502)	2,218,767	160,367,780

DWA Financial Momentum ETF	9,863,472	(740,429)	9,123,043	48,837,900

DWA Healthcare Momentum ETF	56,639,342	(32,096,988)	24,542,354	640,351,189
DWA Industrials Momentum ETF	39,540,709	(14,200,838)	25,339,871	315,147,706

DWA Technology Momentum ETF	42,724,728	(13,681,090)	29,043,638	349,044,264

DWA Utilities Momentum ETF	4,903,355	(1,286,133)	3,617,222	47,790,062

NASDAQ Internet ETF	364,324,720	(23,825,589)	340,499,131	817,533,548

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

DWA Basic Materials Momentum ETF	$70,641	$(17,422,846)	$17,352,205

DWA Consumer Cyclicals Momentum ETF	107,655	(15,373,749)	15,266,094

DWA Consumer Staples Momentum ETF	5,458	(38,163,363)	38,157,905

DWA Energy Momentum ETF	-	(4,558,716)	4,558,716

DWA Financial Momentum ETF	76,175	(7,671,893)	7,595,718

DWA Healthcare Momentum ETF	865,362	(229,211,420)	228,346,058

DWA Industrials Momentum ETF	-	(27,270,237)	27,270,237

DWA Technology Momentum ETF	669,813	(134,442,561)	133,772,748

DWA Utilities Momentum ETF	76,382	(2,209,863)	2,133,481

NASDAQ Internet ETF	2,578,577	(108,671,844)	106,093,267

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral

81

Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

82

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021, and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco NASDAQ Internet ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Invesco NASDAQ Internet ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2020	April 30, 2021	Six-Month Period	Six-Month Period(1)
Invesco DWA Basic Materials Momentum ETF (PYZ)
Actual	$1,000.00	$1,500.00	0.60%	$3.72
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
Actual	1,000.00	1,509.70	0.60	3.73
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Staples Momentum ETF (PSL)
Actual	1,000.00	1,221.00	0.60	3.30
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Energy Momentum ETF (PXI)
Actual	1,000.00	1,980.80	0.60	4.43
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

84

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2020	April 30, 2021	Six-Month Period	Six-Month Period(1)
Invesco DWA Financial Momentum ETF (PFI)
Actual	$1,000.00	$1,437.40	0.60%	$3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Healthcare Momentum ETF (PTH)
Actual	1,000.00	1,145.80	0.60	3.19
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Industrials Momentum ETF (PRN)
Actual	1,000.00	1,385.40	0.60	3.55
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Technology Momentum ETF (PTF)
Actual	1,000.00	1,299.20	0.60	3.42
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Utilities Momentum ETF (PUI)
Actual	1,000.00	1,121.60	0.60	3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco NASDAQ Internet ETF (PNQI)
Actual	1,000.00	1,194.40	0.60	3.26
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

85

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2021:

	Qualified	Qualified			Business
	Business	Dividend	Corporate Dividends	U.S. Treasury	Interest
	Income*	Income*	Received Deduction*	Obligations*	Income*
Invesco DWA Basic Materials Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Consumer Cyclicals Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Consumer Staples Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Energy Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Financial Momentum ETF	33%	60%	60%	0%	0%
Invesco DWA Healthcare Momentum ETF	0%	0%	0%	0%	0%
Invesco DWA Industrials Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Technology Momentum ETF	0%	0%	0%	0%	0%
Invesco DWA Utilities Momentum ETF	0%	100%	100%	0%	0%
Invesco NASDAQ Internet ETF	0%	0%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

86

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of April 30, 2021

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	220	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	220	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	220	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

88

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	220	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992- 2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

89

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	220	Formerly, Treasurer (2018-2021), Finance Committee Member (2015- 2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009- 2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	220	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020)

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

90

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	220	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

91

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	220	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	220	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

92

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Interested
Name, Address and Year of Birth	Held	Time	Occupation(s) During	Interested	Trustee During
of Interested Trustee	with Trust	Served*	Past 5 Years	Trustee	the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	220	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

93

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO; Vice President and Fund Administration, Invesco Advisers, Inc. (2020- Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

94

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years
Adam Henkel — 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster — 1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

95

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008- 2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

96

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communications Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Equal Weight ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF
Invesco S&P 500® Equal Weight Materials ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

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Approval of Investment Advisory Contracts–(continued)

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X		X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

98

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

99

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF
Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF
Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF
Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF
Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF
Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF
Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF
Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF
Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF
Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF
Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF
Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF
Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF
Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF
Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF
Invesco Dynamic Market ETF	Invesco Water Resources ETF
Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF
Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF
Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF
Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

100

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2023, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF,

101

Approval of Investment Advisory Contracts–(continued)

Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds, except Invesco WilderHill Clean Energy ETF, were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X

102

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF	X	X	X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF	X		X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		N/A
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X

103

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF	X	X	X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF	X		X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF		X	X
Invesco WilderHill Clean Energy ETF		N/A	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

104

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

105

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2021

PPA	Invesco Aerospace & Defense ETF

PDP	Invesco DWA Momentum ETF

PSP	Invesco Global Listed Private Equity ETF

PGJ	Invesco Golden Dragon China ETF

ERTH	Invesco MSCI Sustainable Future ETF (formerly, Invesco CleantechTM ETF)

RYJ	Invesco Raymond James SB-1 Equity ETF

PBP	Invesco S&P 500 BuyWrite ETF

SPHQ	Invesco S&P 500® Quality ETF

CSD	Invesco S&P Spin-Off ETF

PHO	Invesco Water Resources ETF

PBW	Invesco WilderHill Clean Energy ETF

2

The Market Environment

Domestic Equity

As many businesses began to shut down in April 2020 due to coronavirus (COVID-19), US unemployment numbers continued to climb, as the economy ground to a halt. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in COVID-19 infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many US regions. In July, the US Federal Reserve (the Fed) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, second-quarter gross domestic product (GDP) fell by 31.4%,1 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since COVID-19 began, the recovery appeared to slow in the fourth quarter with employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.63%2 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April. US stocks had strong returns for the fiscal year, with the S&P 500 Index returning 45.98% for the year.3

[1]	Source: US Bureau of Economic Analysis
[2]	Source: Bloomberg L.P.
[3]	Source: Lipper Inc.

Global Equity

Despite the continuing global spread of COVID-19 at the beginning of the fiscal year, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy responses created an environment in which investors embraced risk, and stocks rose globally after a deep rout.

Building on progress made in the latter part of the second quarter, many countries were able to continue reducing COVID-19-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of 2020, global equity markets again posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by COVID-19, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

At the end of the fiscal year, global equity markets were mixed with more cyclical markets lagging. We saw a pause in the value-lead equity rally; growth stocks outperformed value stocks in April. Overall, developed market equities and emerging market equities had strong returns for the fiscal year.

3

PPA	Management’s Discussion of Fund Performance
Invesco Aerospace & Defense ETF (PPA)

As an index fund, the Invesco Aerospace & Defense ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is composed of common stocks of companies that are engaged principally in the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: aircraft; naval vessels; missiles; spacecraft and launch vehicles; ground and armored vehicles; unmanned vehicles; communications; defense electronics and sensors; information technology and network centric warfare; intelligence, surveillance, and reconnaissance systems and analysis; border security screening systems; and satellite-based services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 39.87%. On a net asset value (“NAV”) basis, the Fund returned 40.21%. During the same time period, the Index returned 41.08%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned 32.41%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 33 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the research & consulting services industry and most underweight in the aerospace & defense industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection in the aerospace & defense sub-industry.

For the fiscal year ended April 30, 2021, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates industry. No sub-industry detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Honeywell International Inc., an industrial conglomerates company (portfolio average weight of 7.46%) and Boeing Co. (The), an aerospace & defense company (portfolio average weight of 6.77%). Positions that detracted most significantly from the Fund’s return during this period included Mercury Systems Inc., an aerospace & defense company (portfolio average weight of 0.79%) and Lockheed Martin Corp., an aerospace & defense company (portfolio average weight of 7.50%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Aerospace & Defense	67.48
Professional Services	11.73
Industrial Conglomerates	7.46
Containers & Packaging	4.09
Machinery	3.06
Industry Types Each Less Than 3%	6.25
Money Market Funds Plus Other Assets Less Liabilities	(0.07)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Raytheon Technologies Corp.	7.73
Lockheed Martin Corp.	7.51
Honeywell International, Inc.	7.46
Boeing Co. (The)	6.78
Northrop Grumman Corp.	5.66
General Dynamics Corp.	5.22
L3Harris Technologies, Inc.	4.47
Ball Corp.	4.09
TransDigm Group, Inc.	3.92
Jacobs Engineering Group, Inc.	3.25
Total	56.09

*	Excluding money market fund holdings.

4

Invesco Aerospace & Defense ETF (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
SPADE® Defense Index	41.08%	12.26%	41.48%	17.51%	124.09%	15.95%	339.28%	12.85%	552.56%
S&P Composite 1500® Aerospace & Defense Index	32.41	3.79	11.81	13.32	86.87	14.16	275.88	12.57	527.33
Fund
NAV Return	40.21	11.65	39.18	16.84	117.79	15.24	313.04	12.15	492.42
Market Price Return	39.87	11.60	39.01	16.84	117.73	15.23	312.84	12.15	492.51

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PDP	Management’s Discussion of Fund Performance
Invesco DWA Momentum ETF (PDP)

As an index fund, the Invesco DWA Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of approximately 100 securities from an eligible universe of approximately 1,000 securities of the largest constituents by market capitalization within the NASDAQ US Benchmark Index, a market capitalization-weighted index designed to track the performance of the U.S. equity market.

The Index Provider selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period, or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to a representative benchmark index.

After giving each eligible security a momentum score, the Index Provider selects approximately 100 securities with the highest momentum scores from the universe of eligible securities for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 44.15%. On a net asset value (“NAV”) basis, the Fund returned 44.41%. During the same time period, the Index returned 45.35%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the Russell 3000® Growth Index returned 52.41%.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The energy sector was the only detractor to the Fund’s performance during the time period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Five9 Inc., an information technology company (portfolio average weight of 2.42%) and Apple Inc., Class A, an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included eXp World Holdings Inc., a real estate company (portfolio average weight of 0.13%) and Alteryx, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	29.07
Industrials	19.74
Consumer Discretionary	18.28
Health Care	9.51
Consumer Staples	7.03
Materials	5.03
Financials	3.78
Communication Services	3.15
Sector Types Each Less Than 3%	4.44
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Five9, Inc.	3.25
Sherwin-Williams Co. (The)	3.01
Freshpet, Inc.	2.94
Enphase Energy, Inc.	2.64
Cadence Design Systems, Inc.	2.41
Digital Turbine, Inc.	2.32
Amphenol Corp., Class A	2.31
Teledyne Technologies, Inc.	2.18
First Financial Bankshares, Inc.	2.14
Penn National Gaming, Inc.	2.05
Total	25.25

*	Excluding money market fund holdings.

6

Invesco DWA Momentum ETF (PDP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright Technical Leaders Index	45.35%	19.40%	70.21%	17.78%	126.70%	13.49%	254.48%	10.23%	297.52%
Russell 3000® Growth Index	52.41	24.84	94.57	22.59	176.93	16.70	368.49	13.03	466.86
Fund
NAV Return	44.41	18.68	67.16	17.05	119.69	13.08	241.91	9.95	283.47
Market Price Return	44.15	18.62	66.89	17.04	119.64	13.07	241.51	9.93	282.50

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technical Leaders Index is comprised of price only returns from Fund inception through the conversion date, December 31, 2013, and total returns starting at the conversion date through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Russell 3000® Growth Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

7

PSP	Management’s Discussion of Fund Performance
Invesco Global Listed Private Equity ETF (PSP)

As an index fund, the Invesco Global Listed Private Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) compiles and maintains the Index, which is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 74.76%. On a net asset value (“NAV”) basis, the Fund returned 75.17%. During the same time period, the Index returned 77.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 45.75%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,974 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the banks industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to its overweight allocation to and stock selection in the capital markets industry.

For the fiscal year ended April 30, 2021, the capital markets industry contributed most significantly to the Fund’s return, followed by the diversified financial services and media industries,

respectively. The diversified telecommunication services industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Kinnevik AB, Class B, a diversified financial services company (portfolio average weight 3.34%) and Partners Group Holding AG, a capital markets company (portfolio average weight 6.04%). Positions that detracted most significantly from the Fund’s return during this period included ATN International, Inc., a diversified telecommunication services company (portfolio average weight of 0.8%) and Verusa Holding AS, a capital markets company (portfolio average weight of 0.03%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Capital Markets	58.22
Diversified Financial Services	11.05
Multiline Retail	5.43
Industrial Conglomerates	4.75
Internet & Direct Marketing Retail	4.74
Interactive Media & Services	3.62
Industry Types Each Less Than 3%	7.08
Money Market Funds Plus Other Assets Less Liabilities	5.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Partners Group Holding AG	6.05
Wesfarmers Ltd.	5.43
Prosus N.V.	4.74
3i Group PLC	4.57
EQT AB	4.33
Blackstone Group, Inc. (The), Class A	4.01
IAC/InterActiveCorp.	3.62
KKR & Co., Inc., Class A	3.21
Kinnevik AB, Class B	3.03
Melrose Industries PLC	2.94
Total	41.93

*	Excluding money market fund holdings.

8

Invesco Global Listed Private Equity ETF (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Red Rocks Global Listed Private Equity Index	77.13%	15.46%	53.92%	16.52%	114.79%	10.54%	172.48%	4.81%	97.85%
MSCI All Country World Index (Net)	45.75	13.32	45.53	13.85	91.29	9.17	140.55	7.10	170.72
Fund
NAV Return	75.17	14.68	50.81	15.55	105.99	9.57	149.38	2.88	51.03
Market Price Return	74.76	14.58	50.41	15.66	106.96	9.48	147.45	2.87	50.71

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.59%, including acquired fund fees and expenses of 0.95%, and the net annual operating expense ratio was indicated as 1.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Red Rocks Global Listed Private Equity Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2021.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

9

PGJ	Management’s Discussion of Fund Performance
Invesco Golden Dragon China ETF (PGJ)

As an index fund, the Invesco Golden Dragon China ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China.

The Index is designed to seek to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest or limited partnership interests.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 57.84%. On a net asset value (“NAV”) basis, the Fund returned 57.61%. During the same time period, the Index returned 58.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the FTSE China 50 Index (the “Benchmark Index”) returned 21.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equity exposure to Chinese companies.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the consumer discretionary sector, as well as security selection in the financials sector.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the communication services and information technology sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Pinduoduo, Inc. Sponsored ADR, Class A, a consumer discretionary company (portfolio average weight of 5.99%) and JD.com, Inc. Sponsored ADR, Class A, a consumer discretionary company (portfolio average weight of 8.13%). Positions that detracted most significantly from the Fund’s return during this period included Momo Inc Sponsored ADR, Class A, a communication services company (portfolio average weight of 1.09%) and China Mobile Ltd. Sponsored ADR, a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Consumer Discretionary	47.90
Communication Services	26.83
Information Technology	10.14
Industrials	5.06
Health Care	3.65
Financials	3.25
Sector Types Each Less Than 3%	3.15
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Alibaba Group Holding Ltd., ADR	9.05
NetEase, Inc., ADR	8.50
JD.com, Inc., ADR	7.68
Pinduoduo, Inc., ADR	7.29
Baidu, Inc., ADR	6.92
Trip.com Group Ltd., ADR	4.62
Bilibili, Inc., ADR	4.10
New Oriental Education & Technology Group, Inc., ADR	4.00
Vipshop Holdings Ltd., ADR	3.84
ZTO Express Cayman, Inc., ADR	3.72
Total	59.72

*	Excluding money market fund holdings.

10

Invesco Golden Dragon China ETF (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China Index	58.52%	12.55%	42.56%	17.41%	123.10%	9.77%	153.92%	11.06%	458.44%
FTSE China 50 Index	21.49	2.73	8.41	10.45	64.37	4.01	48.19	9.08	315.60
Fund
NAV Return	57.61	12.00	40.50	16.93	118.55	9.43	146.28	10.57	418.99
Market Price Return	57.84	12.02	40.56	16.95	118.79	9.48	147.35	10.55	417.85

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

ERTH	Management’s Discussion of Fund Performance
Invesco MSCI Sustainable Future ETF (ERTH)

Effective after the close of markets on March 24, 2021, the Fund’s name changed from Invesco CleantechTM ETF to Invesco MSCI Sustainable Future ETF (the “Fund”) and the underlying index changed from The Cleantech IndexTM (the “Previous Index”) to the MSCI Global Environment Select Index (the “Index”). At that time, the Fund also changed its ticker symbol from PZD to ERTH and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through March 24, 2021, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through March 24, 2021, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a custom index comprised of companies that the index methodology has determined focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources. The Underlying Index is designed to maximize exposure to the following six themes that impact the environment (“Environmental Impact Themes”): alternative energy, energy efficiency, green building, sustainable water, pollution prevention and control, and sustainable agriculture. The Underlying Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of more than 8,700 securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Securities eligible for inclusion in the Underlying Index include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). Companies that derive 75% or more of their revenue cumulatively from the six Environmental Impact Themes are eligible for inclusion in the Underlying Index. Such companies are evaluated for their level of involvement in, and strategic commitment to, the six Environmental Impact Themes, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Underlying Index, securities will remain constituents as long as the revenue they derive cumulatively from the six Environmental Impact Themes does not fall below 60%. The Underlying Index weights its constituents by their free-float adjusted market capitalization. The Index Provider constrains the weight of any single security in the Underlying Index to 5%.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through March 24, 2021, the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 75.42%. On a net asset value “NAV”) basis, the Fund returned 75.99%. During the same time period, the Blended-MSCI Global Environment Select Index (a composite of the returns of the Previous Index through March 24, 2021, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 77.62%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, as well as trading costs incurred around portfolio rebalances.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors of a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology and focuses on providing exposure to Environmental Impact themes, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the IT services industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to and security selection in the electrical equipment industry.

For the fiscal year ended April 30, 2021, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the software and chemicals industries, respectively. The machinery industry was the largest detracting industry, followed by the aerospace & defense and electrical equipment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included SolarEdge Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 2.42%), and Enphase Energy, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 30.24%). Positions that detracted most significantly from the Fund’s return during this period included Hexcel Corp., an aerospace & defense company (no longer held at fiscal year-end) and SMA Solar Woodward, Inc., a machinery company (no longer held at fiscal year-end).

12

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Equity REITs	20.64
Electrical Equipment	14.62
Semiconductors & Semiconductor Equipment	11.94
Automobiles	10.79
Road & Rail	6.62
Independent Power and Renewable Electricity Producers	6.31
Building Products	4.89
Paper & Forest Products	3.72
Machinery	3.65
Food Products	3.19
Industry Types Each Less Than 3%	13.64
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Digital Realty Trust, Inc.	6.33
Vestas Wind Systems A/S	5.28
Tesla, Inc.	5.01
Central Japan Railway Co.	4.28
NIO, Inc., ADR	3.78
Enphase Energy, Inc.	3.39
Alstom S.A.	2.95
Citrix Systems, Inc.	2.94
Kingspan Group PLC	2.79
SolarEdge Technologies, Inc.	2.74
Total	39.49

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-MSCI Global Environment Select Index	77.62%	22.52%	83.90%	21.47%	164.41%	11.36%	193.40%	9.35%	265.87%
MSCI Global Environment Select Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
The Cleantech Index™	81.92	23.50	88.35	22.05	170.81	11.63	200.51	9.53	274.73
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.21	310.44
Fund
NAV Return	75.99	21.80	80.67	20.63	155.39	10.44	169.96	8.57	229.80
Market Price Return	75.42	21.58	79.73	20.67	155.90	10.43	169.65	8.55	229.18

13

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Previous Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Previous Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Previous Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-MSCI Global Environment Select Index performance is comprised of the performance of The Cleantech IndexTM, the Fund’s previous underlying index, from Fund inception through March 24, 2021, followed by the performance of the Index for the period March 25, 2021 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Previous Index and Benchmark Index are based on the inception date of the Fund.

14

RYJ	Management’s Discussion of Fund Performance
Invesco Raymond James SB-1 Equity ETF (RYJ)

As an index fund, the Invesco Raymond James SB-1 Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Raymond James SB-1 Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Raymond James Research Services, LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of U.S.-listed equity securities that are rated Strong Buy 1 (“SB-1”) by an affiliate of the Index Provider (together, the affiliate and the Index Provider are referred to as “Raymond James”). SB-1 is Raymond James’ highest rating for a security and generally indicates Raymond James’ expectation that the security will achieve certain total return targets in the short-term. The Index includes equity securities of all market capitalizations, including common stocks, sponsored American depositary receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and business development companies (“BDCs”) that are rated SB-1 by Raymond James. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 78.21%. On a net asset value (“NAV”) basis, the Fund returned 78.39%. During the same time period, the Index returned 79.87%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, as well as trading costs incurred around portfolio rebalances.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 67.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the financials sector along with security selection in the industrials sector.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Bed Bath & Beyond Inc., a consumer discretionary company (no longer held at fiscal year-end) and ORBCOMM Inc., a communication services company (portfolio average weight of 0.71%). Positions that detracted most significantly from the Fund’s return during this period included Mesa Air Group Inc, an industrials company (no longer held at fiscal year-end) and ACADIA Pharmaceuticals Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	23.47
Health Care	16.98
Information Technology	15.63
Consumer Discretionary	11.50
Energy	10.66
Real Estate	9.88
Industrials	7.17
Communication Services	3.58
Sector Types Each Less Than 3%	1.18
Money Market Funds Plus Other Assets Less Liabilities	(0.05)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Meridian Bancorp, Inc.	0.73
Everi Holdings, Inc.	0.72
Northern Oil and Gas, Inc.	0.69
Ocular Therapeutix, Inc.	0.69
United Parcel Service, Inc., Class B	0.67
APA Corp.	0.67
PulteGroup, Inc.	0.65
Willis Towers Watson PLC	0.65
Bloomin’ Brands, Inc.	0.65
Apellis Pharmaceuticals, Inc.	0.64
Total	6.76

*	Excluding money market fund holdings.

15

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Raymond James SB-1 Equity Index	79.87%	12.48%	42.30%	14.33%	95.33%	11.34%	192.72%	N/A	N/A
S&P MidCap 400® Index	67.90	15.18	52.81	15.10	102.05	12.11	213.78	10.56	348.47
Fund
NAV Return	78.39	11.60	39.00	13.51	88.40	10.56	172.98	9.18	271.48
Market Price Return	78.21	11.59	38.96	13.52	88.50	10.54	172.45	8.92	258.76

Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) Inception: May 19, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.76% includes the unitary management fee of 0.75% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

16

PBP	Management’s Discussion of Fund Performance
Invesco S&P 500 BuyWrite ETF (PBP)

As an index fund, the Invesco S&P 500 BuyWrite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and will write (sell) call options thereon. Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, calculates and maintains the Index, which is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 26.59%. On a net asset value (“NAV”) basis, the Fund returned 26.40%. During the same time period, the Index returned 27.36%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, as well as slippage around the reinvestment of dividends received from the underlying portfolio holdings and trading costs incurred around portfolio rebalances. During this same time period, the S&P 500® Index returned 45.98%.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and the consumer discretionary sectors, respectively. The Fund’s April 2021 covered call options detracted most significantly, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included the SPX 5/15/2020 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and the SPX 09/18/2020 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included the SPX 6/19/2020 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and the SPX 04/16/2021 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	27.06
Health Care	12.96
Consumer Discretionary	12.84
Financials	11.61
Communication Services	11.33
Industrials	8.85
Consumer Staples	6.04
Sector Types Each Less Than 3%	10.70
Other Assets Less Liabilities	(1.39)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2021
Security
Apple, Inc.	5.94
Microsoft Corp.	5.45
Amazon.com, Inc.	4.25
Facebook, Inc., Class A	2.24
Alphabet, Inc., Class A	2.03
Alphabet, Inc., Class C	1.99
Tesla, Inc.	1.56
Berkshire Hathaway, Inc., Class B	1.50
JPMorgan Chase & Co.	1.35
Johnson & Johnson	1.23
Total	27.54

17

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	27.36%	4.61%	14.49%	6.75%	38.59%	6.44%	86.67%	4.70%	84.75%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.48	278.59
Fund
NAV Return	26.40	4.05	12.63	6.08	34.30	5.69	73.89	3.92	67.17
Market Price Return	26.59	3.94	12.31	6.09	34.39	5.67	73.62	3.91	66.93

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

18

SPHQ	Management’s Discussion of Fund Performance
Invesco S&P 500® Quality ETF (SPHQ)

As an index fund, the Invesco S&P 500® Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index that have high “quality,” as determined by the Index Provider based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return-on-equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value.

In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total of its quality score multiplied by its market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 38.26%. On a net asset value (“NAV”) basis, the Fund returned 38.23%. During the same time period, the Index returned 38.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 45.98%.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The energy sector was the only sector to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Apple Inc., an information technology company (portfolio average weight of 5.64%) and NVIDIA Corp., an information technology company (portfolio average weight of 4.48%). Positions that detracted most significantly from the Fund’s return during this period included Pfizer Inc., a health care company (no longer held at fiscal year-end) and Intel Corp., an information technology company (portfolio average weight of 3.03%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	40.77
Health Care	26.11
Industrials	9.68
Consumer Staples	7.20
Financials	5.00
Consumer Discretionary	4.75
Materials	4.24
Sector Types Each Less Than 3%	2.15
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Microsoft Corp.	5.34
NVIDIA Corp.	5.13
Apple, Inc.	4.84
Johnson & Johnson	4.77
Procter & Gamble Co. (The)	4.39
Visa, Inc., Class A	4.06
Mastercard, Inc., Class A	3.26
Abbott Laboratories	2.88
Merck & Co., Inc.	2.82
Adobe, Inc.	2.59
Total	40.08

*	Excluding money market fund holdings.

19

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P 500® Quality Index	38.49%	17.94%	64.05%	15.40%	104.67%	14.50%	287.23%	8.83%	268.03%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.33	354.62
Fund
NAV Return	38.23	17.75	63.26	15.15	102.46	14.18	276.45	8.65	258.85
Market Price Return	38.26	17.74	63.23	15.16	102.56	14.18	276.60	8.62	257.36

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.21% and the net annual operating expense ratio was indicated as 0.15%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

20

CSD	Management’s Discussion of Fund Performance
Invesco S&P Spin-Off ETF (CSD)

As an index fund, the Invesco S&P Spin-Off ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P U.S. Spin-Off Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have been spun off from a parent company within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Index. The Index Provider defines a spin-off company as any company resulting from one of the following events: spin-off, carve-out or split-off. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 89.53%. On a net asset value (“NAV”) basis, the Fund returned 89.69%. During the same time period, the Index returned 90.81%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 59.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight the information technology sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and security selection in the consumer discretionary sector along with its overweight exposure to and security selection in the industrials sector.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials sector. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Penn National Gaming, Inc., a consumer discretionary company (portfolio average weight of 6.74%) and Carrier Global Corp., an industrials company (portfolio average weight of 7.71%). Positions that detracted most significantly from the Fund’s return during this period included JBG SMITH Properties, a real estate company (portfolio average weight of 3.29%) and Varex Imaging Corp., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Industrials	32.48
Consumer Discretionary	18.79
Materials	14.84
Information Technology	12.22
Real Estate	7.94
Energy	5.96
Financials	3.36
Sector Types Each Less Than 3%	4.39
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Otis Worldwide Corp.	8.22
Corteva, Inc.	7.67
Carrier Global Corp.	7.50
Dow, Inc.	7.18
IAA, Inc.	6.63
Penn National Gaming, Inc.	6.40
Apartment Income REIT Corp.	4.65
Concentrix Corp.	4.58
Wyndham Hotels & Resorts, Inc.	4.44
Vontier Corp.	4.34
Total	61.61

*	Excluding money market fund holdings.

21

Invesco S&P Spin-Off ETF (CSD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P U.S. Spin-Off Index	90.81%	8.85%	28.97%	12.27%	78.37%	11.85%	206.33%	8.71%	232.43%
Russell Midcap® Index	59.57	16.71	58.97	15.58	106.23	12.69	230.40	10.02	294.77
Fund
NAV Return	89.69	8.18	26.62	11.63	73.36	11.11	186.72	8.04	204.11
Market Price Return	89.53	8.22	26.76	11.67	73.62	11.10	186.60	8.04	204.06

Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P U.S. Spin-Off Index performance is comprised of the performance of the Beacon Spin-Off Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2021.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

22

PHO	Management’s Discussion of Fund Performance
Invesco Water Resources ETF (PHO)

As an index fund, the Invesco Water Resources ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which seeks to track the performance of U.S. exchange- listed companies that create products designed to conserve and purify water for homes, businesses and industries. The Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest and tracking stocks. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 51.90%. On a net asset value (“NAV”) basis, the Fund returned 52.12%. During the same time period, the Index returned 53.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the overweight allocation to the machinery industry.

For the fiscal year ended April 30, 2021, the machinery industry contributed most significantly to the Fund’s return, followed by the building products and water utilities industries, respectively. No industry detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Danaher Corp.,

a health care equipment & supplies company (portfolio average weight of 8.34%) and Advanced Drainage Systems, Inc., a building products company (portfolio average weight of 3.59%). Positions that detracted most significantly from the Fund’s return during this period included American States Water Co., a water utilities company (portfolio average weight of 2.42%) and Consolidated Water Co. Ltd., a water utilities company (portfolio average weight of 0.12%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Machinery	34.50
Water Utilities	17.91
Industrial Conglomerates	8.65
Health Care Equipment & Supplies	8.46
Building Products	7.89
Chemicals	7.84
Life Sciences Tools & Services	4.01
Electronic Equipment, Instruments & Components	3.98
Commercial Services & Supplies	3.38
Construction & Engineering	3.37
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Roper Technologies, Inc.	8.65
Danaher Corp.	8.46
Xylem, Inc.	8.14
American Water Works Co., Inc.	8.05
Ecolab, Inc.	7.84
Evoqua Water Technologies Corp.	4.26
Pentair PLC	4.22
IDEX Corp.	4.20
A.O. Smith Corp.	4.18
Essential Utilities, Inc.	4.10
Total	62.10

*	Excluding money market fund holdings.

23

Invesco Water Resources ETF (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—NASDAQ OMX US Water IndexSM (Net)	53.09%	21.42%	78.99%	19.08%	139.40%	11.30%	191.83%	9.97%	332.18%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.33	354.62
Fund
NAV Return	52.12	20.72	75.94	18.35	132.20	10.56	172.83	8.92	272.58
Market Price Return	51.90	20.72	75.94	18.36	132.30	10.56	172.96	8.84	268.53

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM from the conversion date through April 30, 2021.

-	Net returns reflect invested dividends net of witholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

24

PBW	Management’s Discussion of Fund Performance
Invesco WilderHill Clean Energy ETF (PBW)

As an index fund, the Invesco WilderHill Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderShares (the “Index Provider”) compiles and maintains the Index, which is composed of stocks of publicly traded companies in the United States that are engaged in the business of the advancement of cleaner energy and conservation. Stocks are included in the Index based on the Index Provider’s evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy and conservation.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 176.26%. On a net asset value (“NAV”) basis, the Fund returned 176.90%. During the same time period, the Index returned 175.83%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (the “Benchmark Index”) returned 58.30%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 3,245 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the software industry during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and the security selection in the electrical equipment industry, followed by the security selection in the semiconductors & semiconductor equipment industry and the overweight allocation to the automobiles industry, respectively.

For the fiscal year ended April 30, 2021, the electrical equipment industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductor equipment and automobiles industries, respectively. The electronic equipment instruments & components industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included NIO Inc. Sponsored ADR, Class A, an automobile company (portfolio average weight of 3.19%) and Vivint Solar Inc., an electrical equipment company (no longer held at fiscal year-end).

Positions that detracted most significantly from the Fund’s return during this period included QuantumScape Corp., Class A, an auto components company (portfolio average weight of 0.31%) and Lordstown Motors Corp., Class A, an automobiles company (portfolio average weight of 0.55%).

Industry Breakdown (% of the Fund ’s Net Assets) as of April 30, 2021
Electrical Equipment	23.56
Semiconductors & Semiconductor Equipment	18.48
Automobiles	13.66
Construction & Engineering	8.87
Chemicals	7.53
Independent Power and Renewable Electricity Producers	5.33
Machinery	4.77
Metals & Mining	4.56
Auto Components	4.42
Oil, Gas & Consumable Fuels	3.99
Industry Types Each Less Than 3%	4.78
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
TPI Composites, Inc.	2.17
Daqo New Energy Corp., ADR	2.16
Albemarle Corp.	2.08
Ameresco, Inc., Class A	1.97
Tesla, Inc.	1.94
Array Technologies, Inc.	1.93
First Solar, Inc.	1.90
Quanta Services, Inc.	1.87
MYR Group, Inc.	1.87
Ormat Technologies, Inc.	1.87
Total	19.76

*	Excluding money market fund holdings.

25

Invesco WilderHill Clean Energy ETF (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
WilderHill Clean Energy Index	175.83%	53.49%	261.59%	34.60%	341.85%	6.30%	84.17%	1.11%	19.50%
NASDAQ Composite Index	58.30	26.72	103.49	25.23	208.02	18.46	443.94	13.72	698.88
Fund
NAV Return	176.90	54.98	272.21	35.80	361.84	7.61	108.14	2.03	38.37
Market Price Return	176.26	54.85	271.29	35.75	361.07	7.61	108.19	2.02	38.23

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

26

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

27

Invesco Aerospace & Defense ETF (PPA)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.07%
Aerospace & Defense-67.48%
AAR Corp.(b)	49,042	$1,973,450
Aerojet Rocketdyne Holdings, Inc.	111,222	5,196,292
AeroVironment, Inc.(b)	34,290	3,784,587
Axon Enterprise, Inc.(b)	88,634	13,437,801
Boeing Co. (The)(b)	215,023	50,382,039
BWX Technologies, Inc.	132,207	8,847,293
CAE, Inc. (Canada)	407,602	12,766,095
Cubic Corp.	44,124	3,302,240
Curtiss-Wright Corp.	56,888	7,275,975
Ducommun, Inc.(b)	16,443	968,986
Elbit Systems Ltd. (Israel)(c)	61,421	8,418,362
General Dynamics Corp.	203,952	38,797,789
HEICO Corp.	75,317	10,604,634
Hexcel Corp.(b)(c)	116,171	6,553,206
Howmet Aerospace, Inc.(b)	602,551	19,257,530
Huntington Ingalls Industries, Inc.	56,001	11,890,132
Kaman Corp.	38,535	2,055,842
Kratos Defense & Security Solutions, Inc.(b)	171,564	4,587,621
L3Harris Technologies, Inc.	158,879	33,242,253
Lockheed Martin Corp.	146,699	55,827,772
Maxar Technologies, Inc.(c)	99,634	3,866,796
Mercury Systems, Inc.(b)	78,015	5,869,849
Moog, Inc., Class A	40,797	3,530,980
Northrop Grumman Corp.	118,780	42,100,383
PAE, Inc.(b)	129,330	1,160,090
Parsons Corp.(b)(c)	142,240	6,305,499
RADA Electronic Industries Ltd. (Israel)(b)	68,139	898,753
Raytheon Technologies Corp.	690,003	57,435,850
Spirit AeroSystems Holdings, Inc., Class A	146,521	6,694,545
Teledyne Technologies, Inc.(b)	51,446	23,034,947
Textron, Inc.	315,335	20,257,120
TransDigm Group, Inc.(b)	47,519	29,164,311
Triumph Group, Inc.(b)	76,398	1,292,654
Vectrus, Inc.(b)	16,155	845,714

		501,627,390

Communications Equipment-0.78%
Comtech Telecommunications Corp.	36,204	868,172
ViaSat, Inc.(b)(c)	95,227	4,931,806

		5,799,978

Containers & Packaging-4.09%
Ball Corp.	324,638	30,399,102

Diversified Telecommunication Services-0.95%
Iridium Communications, Inc.(b)	186,595	7,088,744

Electronic Equipment, Instruments & Components-1.80%
FLIR Systems, Inc.	182,369	10,936,669
OSI Systems, Inc.(b)	24,974	2,411,739

		13,348,408

Industrial Conglomerates-7.46%
Honeywell International, Inc.	248,691	55,468,041

	Shares	Value
IT Services-0.88%
Perspecta, Inc.	223,824	$6,551,329

Machinery-3.06%
Oshkosh Corp.	95,027	11,824,210
Woodward, Inc.	87,606	10,951,626

		22,775,836

Metals & Mining-0.55%
Allegheny Technologies, Inc.(b)(c)	176,240	4,099,342

Professional Services-11.73%
Booz Allen Hamilton Holding Corp.	191,357	15,873,063
CACI International, Inc., Class A(b)	35,061	8,935,646
Jacobs Engineering Group, Inc.	180,768	24,152,412
KBR, Inc.	195,717	7,742,565
Leidos Holdings, Inc.	197,327	19,985,279
ManTech International Corp., Class A	37,971	3,240,825
Science Applications International Corp.	80,909	7,234,883

		87,164,673

Software-1.29%
FireEye, Inc.(b)	331,534	6,589,238
Telos Corp.(b)	89,886	2,982,418

		9,571,656

Total Common Stocks & Other Equity Interests (Cost $594,869,534)		743,894,499

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $159,537)	159,537	159,537

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $595,029,071)		744,054,036

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.66%
Invesco Private Government Fund, 0.01%(d)(e)(f)	7,903,102	7,903,102
Invesco Private Prime Fund, 0.11%(d)(e)(f)	11,849,913	11,854,653

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,757,755)		19,757,755

TOTAL INVESTMENTS IN SECURITIES-102.75% (Cost $614,786,826)		763,811,791
OTHER ASSETS LESS LIABILITIES-(2.75)%		(20,416,761)

NET ASSETS-100.00%		$743,395,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Aerospace & Defense ETF (PPA)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$8,547,713	$(8,388,176)	$-	$-	$159,537	$101
Invesco Premier U.S. Government Money Portfolio, Institutional Class	851,218	5,350,228	(6,201,446)	-	-	-	213
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,526,942	45,688,528	(46,312,368)	-	-	7,903,102	349	*
Invesco Private Prime Fund	-	44,365,350	(32,510,764)	-	67	11,854,653	2,601	*

Total	$9,378,160	$103,951,819	$(93,412,754)	$-	$67	$19,917,292	$3,264

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco DWA Momentum ETF (PDP)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Communication Services-3.15%
Alphabet, Inc., Class A(b)	5,139	$12,094,637
Charter Communications, Inc., Class A(b)	28,923	19,478,194
Discovery, Inc., Class A(b)(c)	136,423	5,137,690
T-Mobile US, Inc.(b)	94,213	12,448,364
ViacomCBS, Inc., Class B	177,667	7,287,900

		56,446,785

Consumer Discretionary-18.28%
Aptiv PLC(b)	63,044	9,071,401
Boyd Gaming Corp.(b)	245,675	16,251,401
Burlington Stores, Inc.(b)	68,285	22,283,444
Crocs, Inc.(b)	179,922	18,013,791
DraftKings, Inc., Class A(b)(c)	329,642	18,677,516
Gap, Inc. (The)	368,478	12,196,622
Kohl’s Corp.	173,924	10,202,382
L Brands, Inc.(b)	233,868	15,411,901
Lithia Motors, Inc., Class A	30,808	11,841,979
Macy’s, Inc.(b)(c)	513,778	8,518,439
Marriott Vacations Worldwide Corp.(b)	55,609	9,877,827
MGM Resorts International	270,539	11,016,348
Nordstrom, Inc.(b)(c)	234,377	8,596,948
Penn National Gaming, Inc.(b)(c)	411,858	36,704,785
RH(b)(c)	27,992	19,259,056
Tapestry, Inc.(b)	213,351	10,208,845
Tempur Sealy International, Inc.	322,822	12,312,431
Thor Industries, Inc.	63,791	9,032,168
TopBuild Corp.(b)	80,691	17,944,065
Wayfair, Inc., Class A(b)(c)	93,317	27,581,706
Williams-Sonoma, Inc.	63,862	10,904,436
YETI Holdings, Inc.(b)	129,274	11,042,585

		326,950,076

Consumer Staples-7.03%
Boston Beer Co., Inc. (The), Class A(b)	16,038	19,510,067
Coty, Inc., Class A(b)	1,097,157	10,982,542
Darling Ingredients, Inc.(b)	140,293	9,743,349
Estee Lauder Cos., Inc. (The), Class A	71,350	22,389,630
Freshpet, Inc.(b)	284,897	52,654,663
Performance Food Group Co.(b)	179,497	10,536,474

		125,816,725

Energy-2.34%
Diamondback Energy, Inc.	122,549	10,015,930
Occidental Petroleum Corp.	324,897	8,239,388
Targa Resources Corp.	405,761	14,075,849
Texas Pacific Land Corp.	6,192	9,536,609

		41,867,776

Financials-3.78%
First Financial Bankshares, Inc.	778,833	38,225,124
Signature Bank	39,205	9,860,449
SVB Financial Group(b)	16,802	9,607,888
Western Alliance Bancorporation	94,651	9,944,980

		67,638,441

Health Care-9.51%
10X Genomics, Inc., Class A(b)	53,436	10,569,641
Acadia Healthcare Co., Inc.(b)	172,149	10,487,317
Acceleron Pharma, Inc.(b)	77,044	9,628,189

	Shares	Value
Health Care-(continued)
Catalent, Inc.(b)	86,451	$9,723,144
Charles River Laboratories International, Inc.(b)	35,912	11,938,944
Horizon Therapeutics PLC(b)	241,125	22,815,247
IDEXX Laboratories, Inc.(b)	55,949	30,715,442
Medpace Holdings, Inc.(b)	90,341	15,329,061
Novavax, Inc.(b)(c)	40,395	9,570,787
Pacific Biosciences of California, Inc.(b)	870,542	25,985,679
Waters Corp.(b)	44,699	13,403,889

		170,167,340

Industrials-19.74%
A.O. Smith Corp.	218,376	14,794,974
Advanced Drainage Systems, Inc.	114,501	12,785,182
Air Lease Corp.	192,744	9,003,072
AMERCO	25,929	15,470,019
Builders FirstSource, Inc.(b)	202,970	9,878,550
Deere & Co.	25,249	9,363,592
Generac Holdings, Inc.(b)	75,180	24,354,561
Graco, Inc.	132,929	10,208,947
Lyft, Inc., Class A(b)(c)	136,485	7,596,755
Old Dominion Freight Line, Inc.	140,841	36,310,218
Saia, Inc.(b)	90,334	21,183,323
SiteOne Landscape Supply, Inc.(b)	64,446	11,560,323
Snap-on, Inc.	54,820	13,025,232
Teledyne Technologies, Inc.(b)(c)	87,281	39,080,068
Tetra Tech, Inc.	73,420	9,370,595
Toro Co. (The)	130,105	14,910,033
Trane Technologies PLC	98,013	17,037,600
TransDigm Group, Inc.(b)	58,258	35,755,265
Union Pacific Corp.	143,113	31,783,966
United Rentals, Inc.(b)	30,285	9,689,686

		353,161,961

Information Technology-29.07%
Accenture PLC, Class A	43,823	12,707,355
Amphenol Corp., Class A	612,691	41,258,612
Applied Materials, Inc.	109,232	14,496,179
Aspen Technology, Inc.(b)	149,660	19,581,514
Cadence Design Systems, Inc.(b)	326,790	43,061,118
Digital Turbine, Inc.(b)	549,184	41,424,949
Enphase Energy, Inc.(b)	339,522	47,278,439
Entegris, Inc.	273,027	30,737,380
EPAM Systems, Inc.(b)	64,574	29,558,749
Five9, Inc.(b)	309,562	58,188,369
Fortinet, Inc.(b)	63,305	12,928,780
HubSpot, Inc.(b)	20,330	10,702,729
Intuit, Inc.	66,463	27,393,390
KLA Corp.	34,651	10,927,193
Lam Research Corp.	17,296	10,731,303
Littelfuse, Inc.	72,997	19,361,724
Microsoft Corp.	44,355	11,185,444
ON Semiconductor Corp.(b)	243,108	9,481,212
SailPoint Technologies Holding, Inc.(b)(c)	172,512	8,423,761
Ubiquiti, Inc.(c)	76,330	21,779,239
Visa, Inc., Class A	81,533	19,042,847
Zebra Technologies Corp., Class A(b)	40,664	19,833,459

		520,083,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco DWA Momentum ETF (PDP)–(continued)

April 30, 2021

	Shares	Value
Materials-5.03%
Cleveland-Cliffs, Inc.(b)(c)	657,548	$11,743,807
Freeport-McMoRan, Inc.	370,068	13,955,264
Mosaic Co. (The)	294,061	10,345,066
Sherwin-Williams Co. (The)	196,936	53,934,863

		89,979,000

Real Estate-2.10%
eXp World Holdings, Inc.(b)(c)	703,944	24,187,516
Redfin Corp.(b)(c)	188,403	13,335,164

		37,522,680

Total Common Stocks & Other Equity Interests (Cost $1,562,818,881)		1,789,634,529

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $701,168)	701,168	701,168

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $1,563,520,049)		1,790,335,697

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.09%
Invesco Private Government Fund, 0.01%(d)(e)(f)	57,906,299	$57,906,299
Invesco Private Prime Fund, 0.11%(d)(e)(f)	86,824,718	86,859,449

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $144,765,747)		144,765,748

TOTAL INVESTMENTS IN SECURITIES-108.16% (Cost $1,708,285,796)		1,935,101,445
OTHER ASSETS LESS LIABILITIES-(8.16)%		(146,064,473)

NET ASSETS-100.00%		$1,789,036,972

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$16,082,167	$(15,380,999)	$-	$-	$701,168	$70
Invesco Premier U.S. Government Money Portfolio, Institutional Class	1,285,524	5,643,275	(6,928,799)	-	-	-	361
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	334,149,169	(276,242,870)	-	-	57,906,299	5,496	*
Invesco Private Prime Fund	-	254,849,607	(167,991,347)	1	1,188	86,859,449	14,504	*

Total	$1,285,524	$610,724,218	$(466,544,015)	$1	$1,188	$145,466,916	$20,431

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Global Listed Private Equity ETF (PSP)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-94.89%
Aerospace & Defense-2.31%
TransDigm Group, Inc.(b)	8,804	$5,403,367

Biotechnology-0.90%
PureTech Health PLC(b)	366,986	2,108,661

Capital Markets-58.22%
3i Group PLC (United Kingdom)	602,836	10,700,311
Alaris Equity Partners Income (Canada)	87,217	1,205,951
Apollo Investment Corp.	75,080	1,090,912
Ares Capital Corp.(c)	224,358	4,318,892
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)(b)	60,179	2,022,624
Bain Capital Specialty Finance, Inc.	71,456	1,141,152
Barings BDC, Inc.	105,746	1,097,643
BlackRock TCP Capital Corp.	78,765	1,151,544
Blackstone Group, Inc. (The), Class A	106,252	9,402,239
Bure Equity AB (Sweden)	70,965	3,251,260
Carlyle Group, Inc. (The)	106,481	4,542,479
Chrysalis Investments Ltd. (Guernsey)(b)	745,664	2,039,010
Deutsche Beteiligungs AG (Germany)(c)	26,946	1,115,854
EQT AB (Sweden)	299,722	10,148,172
FS KKR Capital Corp.	107,752	2,240,164
Gimv N.V. (Belgium)	27,214	1,710,085
Gladstone Investment Corp.(c)	87,230	1,241,283
Goldman Sachs BDC, Inc.	112,239	2,197,640
Golub Capital BDC, Inc.(c)	142,235	2,227,400
Hamilton Lane, Inc., Class A	31,246	2,826,201
HBM Healthcare Investments AG, Class A (Switzerland)	5,836	2,098,797
Hercules Capital, Inc.	136,420	2,375,072
Intermediate Capital Group PLC (United Kingdom)	146,992	4,448,904
IP Group PLC (United Kingdom)(b)	1,300,133	2,311,330
JAFCO Group Co. Ltd. (Japan)	34,232	2,461,585
KKR & Co., Inc., Class A	132,913	7,520,218
Main Street Capital Corp.(c)	57,235	2,437,639
Mutares SE & Co. KGaA (Germany)(c)	25,075	727,466
New Mountain Finance Corp.	125,882	1,655,348
Oaktree Specialty Lending Corp.	171,192	1,140,139
Onex Corp. (Canada)	61,478	4,112,359
Owl Rock Capital Corp.	188,508	2,723,941
Partners Group Holding AG (Switzerland)	9,943	14,172,359
Princess Private Equity Holding Ltd. (Guernsey)(c)	116,904	1,829,479
Prospect Capital Corp.	293,814	2,365,203
Ratos AB, Class B (Sweden)	392,837	2,316,395
Schroder UK Public Private (United Kingdom)	2,210,982	962,753
Sixth Street Specialty Lending, Inc.	96,433	2,148,527
SLR Investment Corp.	55,351	1,022,333
StepStone Group, Inc., Class A	66,400	2,211,120
SuRo Capital Corp.(c)	41,844	608,830
Syncona Ltd. (United Kingdom)(b)	601,247	1,977,087
Tamburi Investment Partners S.p.A. (Italy)	183,880	1,730,996
TCG BDC, Inc.	82,119	1,129,957
Verusa Holding AS (Turkey)	66,455	437,584

	Shares	Value
Capital Markets-(continued)
VinaCapital Vietnam Opportunity Fund Ltd. (Guernsey)	272,608	$1,711,690
VNV Global AB (Sweden)(b)	173,440	2,141,399

		136,449,326

Construction & Engineering-0.46%
Brookfield Business Partners L.P., Class U (Canada)	24,716	1,080,095

Diversified Consumer Services-1.00%
Graham Holdings Co., Class B	3,679	2,338,409

Diversified Financial Services-11.05%
Apax Global Alpha Ltd. (Guernsey)(d)	545,869	1,564,472
Cannae Holdings, Inc.(b)	82,549	3,277,195
Compass Diversified Holdings	88,255	2,245,207
Eurazeo SE (France)	43,020	3,588,875
HgCapital Trust PLC (United Kingdom)	452,725	2,099,851
Kinnevik AB, Class B (Sweden)(b)	128,345	7,103,505
NB Private Equity Partners Ltd. (Guernsey)	97,928	1,884,651
RTW Venture Fund Ltd.(b)(c)	225,562	475,936
Wendel SE (France)	27,340	3,643,350

		25,883,042

Diversified Telecommunication Services-0.41%
ATN International, Inc.	21,073	960,507

Food Products-0.71%
Schouw & Co. A/S (Denmark)	15,480	1,658,844

Industrial Conglomerates-4.75%
Fosun International Ltd. (China)	2,170,720	3,124,645
Italmobiliare S.p.A. (Italy)	31,354	1,113,447
Melrose Industries PLC (United Kingdom)	3,058,038	6,897,205

		11,135,297

Interactive Media & Services-3.62%
IAC/InterActiveCorp.(b)	33,489	8,488,457

Internet & Direct Marketing Retail-4.74%
Prosus N.V. (Netherlands)(b)	102,350	11,117,152

IT Services-1.01%
Digital Garage, Inc. (Japan)	57,676	2,377,113

Life Sciences Tools & Services-0.28%
Medcap AB (Sweden)(b)(c)	22,573	644,695

Multiline Retail-5.43%
Wesfarmers Ltd. (Australia)	304,613	12,731,998

Total Common Stocks & Other Equity Interests (Cost $164,428,376)		222,376,963

Money Market Funds-4.17%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $9,775,371)	9,775,371	9,775,371

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.06% (Cost $174,203,747)		232,152,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Global Listed Private Equity ETF (PSP)–(continued)

April 30, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.00%
Invesco Private Government Fund, 0.01%(e)(f)(g)	1,871,653	$1,871,653
Invesco Private Prime Fund, 0.11%(e)(f)(g)	2,806,358	2,807,480

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,679,133)		4,679,133

TOTAL INVESTMENTS IN SECURITIES-101.06% (Cost $178,882,880)		236,831,467
OTHER ASSETS LESS LIABILITIES-(1.06)%		(2,478,885)

NET ASSETS-100.00%		$234,352,582

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2021 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$21,331,841	$(11,556,470)	$-	$-	$9,775,371	$1,265
Invesco Premier U.S. Government Money Portfolio, Institutional Class	8,316,298	9,503,759	(17,820,057)	-	-	-	2,582
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,116,620	48,298,756	(63,543,723)	-	-	1,871,653	2,353	*
Invesco Private Prime Fund	-	34,612,765	(31,806,447)	-	1,162	2,807,480	4,671	*

Total	$25,432,918	$113,747,121	$(124,726,697)	$-	$1,162	$14,454,504	$10,871

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following countries:

United Kingdom	12.55%
Sweden	10.93%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Global Listed Private Equity ETF (PSP)–(continued)

April 30, 2021

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(b)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Equity Risk
Citibank, N.A.	Receive	The Blackstone Group LP	1-Month LIBOR plus 65 basis points	Monthly	October-2021	$3,919,463	$-	$99,486	$99,486
Citibank, N.A.	Receive	KKR & Co. LP	1-Month LIBOR plus 65 basis points	Monthly	October-2021	4,446,069	-	80,331	80,331
Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Month CDOR plus 65 basis points	Monthly	October-2021	CAD 3,516,679	-	69,290	69,290

Total Over-The-Counter Total Return Swap Agreements							$–	$249,107	$249,107

Abbreviations:

CAD	-Canadian Dollar
CDOR	-Canadian Dealer Offered Rate
LIBOR-London	Interbank Offered Rate

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Golden Dragon China ETF (PGJ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%(b)
Communication Services-26.83%
Autohome, Inc., ADR	50,995	$4,728,766
Baidu, Inc., ADR(c)	90,201	18,971,976
Bilibili, Inc., ADR(c)(d)	101,431	11,244,641
Fangdd Network Group Ltd., ADR(c)	21,567	91,660
iQIYI, Inc., ADR(c)	295,139	4,341,495
JOYY, Inc., ADR(d)	45,830	4,356,600
Momo, Inc., ADR	133,447	1,956,333
NetEase, Inc., ADR	208,010	23,309,600
Qutoutiao, Inc., ADR(c)(d)	105,326	242,250
Sohu.com Ltd., ADR(c)	32,810	619,125
So-Young International, Inc., ADR(c)(d)	46,482	439,720
Weibo Corp., ADR(c)(d)	61,125	3,080,700
WiMi Hologram Cloud, Inc., ADR(c)(d)	34,828	210,709

		73,593,575

Consumer Discretionary-47.90%
Alibaba Group Holding Ltd., ADR(c)	107,482	24,822,968
Baozun, Inc., ADR(c)(d)	42,708	1,482,395
BIT Mining Ltd., ADR(c)(d)	31,503	550,042
China Automotive Systems, Inc.(c)	25,269	112,447
China Online Education Group, ADR(c)(d)	10,236	219,050
Dada Nexus Ltd., ADR(c)	62,471	1,501,803
Future FinTech Group, Inc.(c)(d)	48,800	189,832
Hailiang Education Group, Inc., ADR(c)	2,417	119,448
Huazhu Group Ltd., ADR(c)(d)	124,340	7,331,086
JD.com, Inc., ADR(c)	272,376	21,071,007
Kaixin Auto Holdings (Hong Kong)(c)(d)	53,368	140,358
Kandi Technologies Group, Inc.(c)(d)	59,326	341,718
Li Auto, Inc., ADR(c)(d)	133,317	2,631,678
LightInTheBox Holding Co. Ltd., ADR(c)(d)	53,175	156,334
Meten EdtechX Education Group Ltd.(c)(d)	43,880	75,035
MINISO Group Holding Ltd., ADR(c)(d)	26,906	723,771
New Oriental Education & Technology Group, Inc., ADR(c)	719,348	10,977,250
Niu Technologies, ADR(c)(d)	33,566	1,254,026
Pinduoduo, Inc., ADR(c)	149,363	20,004,187
TAL Education Group, ADR(c)	164,773	9,383,822
Tarena International, Inc., ADR(c)	29,462	110,483
Trip.com Group Ltd., ADR(c)	323,997	12,661,803
Uxin Ltd., ADR(c)(d)	196,579	591,703
Viomi Technology Co. Ltd., ADR(c)(d)	30,976	241,303
Vipshop Holdings Ltd., ADR(c)	342,587	10,541,402
XPeng, Inc., ADR(c)(d)	138,766	4,150,491

		131,385,442

Consumer Staples-0.14%
111, Inc., ADR(c)(d)	24,353	303,438
Pingtan Marine Enterprise Ltd.(c)(d)	65,007	69,558

		372,996

Energy-0.26%
China Petroleum & Chemical Corp., ADR	10,562	519,545
PetroChina Co. Ltd., ADR(d)	5,697	205,263
Sino Clean Energy, Inc., Rts., expiring 07/31/2049(c)(e)	26,179	0

		724,808

Shares	Value

Financials-3.25%
360 DigiTech, Inc., ADR(c)	101,374	$2,596,188
China Life Insurance Co. Ltd., ADR(d)	20,272	206,977
Fanhua, Inc., ADR(d)	27,177	362,813
Huize Holding Ltd., ADR(c)	16,727	115,416
LexinFintech Holdings Ltd., ADR(c)(d)	90,389	821,636
Lufax Holding Ltd., ADR(c)(d)	163,218	1,942,294
Noah Holdings Ltd., ADR(c)	26,531	1,168,691
Qudian, Inc., ADR(c)(d)	164,114	336,434
Up Fintech Holding Ltd., ADR(c)(d)	64,278	1,372,978

		8,923,427

Health Care-3.65%
Burning Rock Biotech Ltd., ADR(c)	20,951	639,006
Genetron Holdings Ltd., ADR(c)(d)	15,486	327,684
I-Mab, ADR(c)(d)	15,273	933,333
Zai Lab Ltd., ADR(c)	48,849	8,119,192

		10,019,215

Industrials-5.06%
51job, Inc., ADR(c)	32,322	1,989,419
CBAK Energy Technology, Inc.(c)	72,211	334,337
EHang Holdings Ltd., ADR(c)(d)	21,797	608,136
MingZhu Logistics Holdings Ltd.(c)(d)	12,698	59,554
NiSun International Enterprise Development Group Co. Ltd.(c)(d)	14,448	216,864
Nuvve Holding Corp.(c)(d)	15,350	178,827
ReneSola Ltd., ADR(c)	21,479	206,843
TD Holdings, Inc.(c)	78,494	103,612
ZTO Express Cayman, Inc., ADR	316,873	10,190,636

		13,888,228

Information Technology-10.14%
21Vianet Group, Inc., ADR(c)(d)	90,031	2,512,765
Agora, Inc., ADR(c)(d)	41,935	2,038,460
Aurora Mobile Ltd., ADR(c)(d)	37,551	132,555
Bit Digital, Inc.(c)(d)	39,383	519,856
Canaan, Inc., ADR(c)(d)	100,941	1,262,772
Canadian Solar, Inc. (Canada)(c)(d)	48,392	1,995,686
Chindata Group Holdings Ltd., ADR(c)(d)	37,713	497,435
Daqo New Energy Corp., ADR(c)	47,772	3,845,168
Ebang International Holdings, Inc., A Shares(c)(d)	91,468	374,104
GDS Holdings Ltd., ADR(c)(d)	88,139	7,312,893
Hollysys Automation Technologies Ltd.	49,612	672,739
JinkoSolar Holding Co. Ltd., ADR(c)(d)	32,238	1,191,517
Kingsoft Cloud Holdings Ltd., ADR(c)(d)	77,371	3,398,134
OneConnect Financial Technology Co. Ltd., ADR(c)(d)	90,487	1,333,778
SGOCO Group Ltd.(c)(d)	78,768	129,180
SPI Energy Co. Ltd. (Australia)(c)(d)	19,429	130,757
Xunlei Ltd., ADR(c)(d)	32,800	174,168
Zepp Health Corp., ADR(c)(d)	26,927	276,540

		27,798,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Golden Dragon China ETF (PGJ)–(continued)

April 30, 2021

	Shares	Value
Real Estate-2.75%
KE Holdings, Inc., ADR(c)(d)	132,857	$6,915,207
Nam Tai Property, Inc.(c)(d)	47,408	613,459

		7,528,666

Total Common Stocks & Other Equity Interests (Cost $233,647,870)		274,234,864

Money Market Funds-0.16%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g) (Cost $443,239)	443,239	443,239

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $234,091,109)		274,678,103

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-24.65%
Invesco Private Government Fund, 0.01%(f)(g)(h)	27,005,098	$27,005,098
Invesco Private Prime Fund, 0.11%(f)(g)(h)	40,579,615	40,595,848

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $67,600,945)		67,600,946

TOTAL INVESTMENTS IN SECURITIES-124.79% (Cost $301,692,054)		342,279,049
OTHER ASSETS LESS LIABILITIES-(24.79)%		(67,984,391)

NET ASSETS-100.00%		$274,294,658

Investment Abbreviations:

ADR-American Depositary Receipt

Rts.-Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at April 30, 2021.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$6,805,809	$(6,362,570)	$-	$-	$443,239	$55
Invesco Premier U.S. Government Money Portfolio, Institutional Class	388,819	1,867,712	(2,256,531)	-	-	-	98
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,462,351	188,796,208	(174,253,461)	-	-	27,005,098	3,644	*
Invesco Private Prime Fund	-	178,192,212	(137,599,154)	1	2,789	40,595,848	14,900	*

Total	$12,851,170	$375,661,941	$(320,471,716)	$1	$2,789	$68,044,185	$18,697

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco MSCI Sustainable Future ETF (ERTH)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-98.78%
Auto Components-0.25%
Tianneng Power International Ltd. (China)	668,580	$1,227,518

Automobiles-10.79%
NIO, Inc., ADR (China)(b)(c)	462,266	18,416,677
Niu Technologies, ADR (China)(b)(c)	28,974	1,082,469
Tesla, Inc.(b)(c)	34,386	24,394,804
Workhorse Group, Inc.(b)(c)	107,241	1,328,716
XPeng, Inc., ADR (China)(b)(c)	168,051	5,026,405
Yadea Group Holdings Ltd. (China)(d)	1,036,075	2,267,750

		52,516,821

Building Products-4.89%
Advanced Drainage Systems, Inc.	52,258	5,835,128
Kingspan Group PLC (Ireland)	152,600	13,604,826
Rockwool International A/S, Class B (Denmark)(c)	7,967	3,581,355
Tarkett S.A. (France)(b)	32,404	782,110

		23,803,419

Chemicals-0.09%
Duk San Neolux Co. Ltd. (South Korea)(b)	10,682	414,854

Commercial Services & Supplies-0.97%
China Everbright Environment Group Ltd. (China)	3,643,850	2,294,164
Covanta Holding Corp.	117,433	1,766,192
Dynagreen Environmental Protection Group Co. Ltd., H Shares (China)(d)	359,699	174,134
Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	61,000	501,181

		4,735,671

Construction & Engineering-1.56%
China Conch Venture Holdings Ltd. (China)	1,605,917	7,598,634

Electrical Equipment-14.62%
Alfen Beheer B.V. (Netherlands)(b)(d)	12,902	1,028,181
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	403,676	292,095
Contemporary Amperex Technology Co. Ltd., A Shares (China)	137,000	8,217,460
CS Wind Corp. (South Korea)	14,593	1,010,169
Nordex SE (Germany)(b)	63,281	1,832,836
Plug Power, Inc.(b)(c)	462,725	13,192,290
PNE AG (Germany)	37,867	343,250
Siemens Gamesa Renewable Energy S.A., Class R (Spain)(b)	235,690	8,540,089
SIF Holding NV (Netherlands)(b)	12,606	244,623
Sungrow Power Supply Co. Ltd. (China)	85,700	1,190,517
Sunrun, Inc.(b)	117,171	5,741,379
TPI Composites, Inc.(b)(c)	30,035	1,596,360
Unison Co. Ltd. (South Korea)(b)	107,747	396,659
Vestas Wind Systems A/S (Denmark)	614,775	25,695,030
Xinjiang Goldwind Science & Technology Co. Ltd., A Shares (China)	204,600	385,394
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares (China)(c)	726,621	1,197,493
Zumtobel Group AG (Austria)	27,954	283,678

		71,187,503

	Shares	Value
Electronic Equipment, Instruments & Components-0.74%
Badger Meter, Inc.	28,785	$2,688,231
Wasion Holdings Ltd. (China)	492,627	163,642
Wuxi Lead Intelligent Equipment Co. Ltd. (China)	53,400	729,438

		3,581,311

Equity REITs-20.64%
Brandywine Realty Trust	168,633	2,281,604
CapitaLand Integrated Commercial Trust (Singapore)	4,477,984	7,236,670
Cousins Properties, Inc.	146,874	5,385,870
Covivio (France)	51,376	4,589,009
CRE Logistics REIT, Inc. (Japan)	465	770,001
Digital Realty Trust, Inc.	199,564	30,794,721
Douglas Emmett, Inc.	173,380	5,815,165
First Capital REIT (Canada)	106,263	1,529,766
Fukuoka REIT Corp. (Japan)	669	1,096,792
GDI Property Group (Australia)	482,278	396,751
Inmobiliaria Colonial SOCIMI S.A. (Spain)	276,285	2,805,415
Keppel REIT (Singapore)	1,684,547	1,570,083
Klepierre S.A. (France)	192,743	5,118,455
Lar Espana Real Estate Socimi S.A. (Spain)	60,645	391,304
Mapletree Commercial Trust (Singapore)	2,130,281	3,506,701
Mapletree North Asia Commercial Trust (Hong Kong)(d)	2,338,869	1,916,241
Merlin Properties SOCIMI S.A. (Spain)(c)	371,543	4,112,144
Mori Hills REIT Investment Corp. (Japan)	1,611	2,339,012
Nippon Prologis REIT, Inc. (Japan)	2,072	6,653,602
OUE Commercial REIT (Singapore)	2,143,971	652,667
Paramount Group, Inc.	174,128	1,847,498
Piedmont Office Realty Trust, Inc., Class A	124,596	2,319,978
Vornado Realty Trust	160,724	7,353,123

		100,482,572

Food Products-3.19%
Darling Ingredients, Inc.(b)	160,227	11,127,765
Grieg Seafood ASA (Norway)(b)(c)	49,678	494,795
Salmar ASA (Norway)	56,007	3,895,049

		15,517,609

Household Durables-1.61%
KB Home	80,563	3,885,554
Meritage Homes Corp.(b)	37,185	3,956,112

		7,841,666

Independent Power and Renewable Electricity Producers-6.31%
Albioma S.A. (France)	25,024	1,132,660
BCPG PCL (Thailand)	667,023	304,190
Beijing Energy International Holding Co. Ltd. (Hong Kong)(b)	4,433,610	142,139
Boralex, Inc., Class A (Canada)	81,107	2,597,639
Canvest Environmental Protection Group Co. Ltd. (Hong Kong)(d)	603,080	312,145
China Datang Corp. Renewable Power Co. Ltd., H Shares (China)	2,101,466	392,325
China Everbright Greentech Ltd. (China)(d)	612,855	243,032
Concord New Energy Group Ltd. (Hong Kong)	5,375,821	387,604
Encavis AG (Germany)(c)	88,960	1,714,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2021

	Shares	Value
Independent Power and Renewable Electricity Producers-(continued)
Energix-Renewable Energies Ltd. (Israel)	187,701	$740,190
Enlight Renewable Energy Ltd. (Israel)(b)(c)	906,184	1,899,903
eRex Co. Ltd. (Japan)	22,060	365,497
Falck Renewables S.p.A. (Italy)	115,240	843,454
NextEra Energy Partners L.P.	68,562	5,111,297
Omega Geracao S.A. (Brazil)(b)	125,900	909,687
Ormat Technologies, Inc.	43,673	3,161,925
RENOVA, Inc. (Japan)(b)	34,271	1,080,130
Scatec ASA (Norway)(d)	117,401	3,172,351
Solaria Energia y Medio Ambiente S.A. (Spain)(b)	61,767	1,268,128
SPCG PCL (Thailand)	481,484	295,346
Sunnova Energy International, Inc.(b)	50,887	1,797,329
Super Energy Corp. PCL (Thailand)(b)	16,223,072	494,963
Terna Energy S.A. (Greece)	45,814	689,387
TransAlta Renewables, Inc. (Canada)(c)	105,507	1,669,827

		30,725,661

IT Services-0.78%
Kingsoft Cloud Holdings Ltd., ADR (China)(b)(c)	53,884	2,366,585
Switch, Inc., Class A(c)	76,459	1,419,844

		3,786,429

Machinery-3.65%
Alstom S.A. (France)(b)	262,484	14,358,064
Energy Recovery, Inc.(b)	38,823	823,048
Stadler Rail AG (Switzerland)(c)	44,490	2,230,232
Talgo S.A. (Spain)(b)(d)	69,056	354,964

		17,766,308

Metals & Mining-0.68%
Schnitzer Steel Industries, Inc., Class A	26,592	1,255,408
Sims Ltd.	169,099	2,062,499

		3,317,907

Oil, Gas & Consumable Fuels-0.82%
Renewable Energy Group, Inc.(b)	43,830	2,433,442
REX American Resources Corp.(b)	5,516	445,307
VERBIO Vereinigte BioEnergie AG (Germany)	21,799	1,100,050

		3,978,799

Paper & Forest Products-3.72%
Canfor Corp. (Canada)(b)	61,899	1,544,708
Mercer International, Inc. (Germany)	42,326	697,956
Suzano S.A. (Brazil)(b)	740,200	9,369,067
West Fraser Timber Co. Ltd. (Canada)	84,030	6,482,236

		18,093,967

Real Estate Management & Development-1.10%
Deutsche EuroShop AG (Germany)(b)	48,866	1,129,439
Platzer Fastigheter Holding AB, Class B (Sweden)	59,280	776,776
Swire Properties Ltd. (Hong Kong)	1,156,685	3,455,080

		5,361,295

Road & Rail-6.62%
Beijing-Shanghai High Speed Railway Co. Ltd. (China)	674,000	612,396
BTS Group Holdings PCL (Thailand)	7,806,828	2,243,954

	Shares	Value
Road & Rail-(continued)
Central Japan Railway Co. (Japan)	142,602	$20,854,426
MTR Corp. Ltd. (Hong Kong)	1,527,226	8,514,248

		32,225,024

Semiconductors & Semiconductor Equipment-11.94%
Enphase Energy, Inc.(b)	118,652	16,522,291
First Solar, Inc.(b)	78,578	6,013,574
GCL System Integration Technology Co. Ltd., A Shares (China)(b)	344,400	165,508
GCL-Poly Energy Holdings Ltd. (China)(b)(c)(e)	18,424,216	4,462,034
JA Solar Technology Co. Ltd., A Shares (China)(b)	62,600	251,986
JinkoSolar Holding Co. Ltd., ADR (China)(b)(c)	35,226	1,301,953
LONGi Green Energy Technology Co. Ltd., A Shares (China)	223,600	3,434,419
Motech Industries, Inc. (Taiwan)(b)	334,000	438,231
Sanan Optoelectronics Co. Ltd., A Shares (China)	265,500	1,029,754
SMA Solar Technology AG (Germany)(b)	10,292	588,502
SolarEdge Technologies, Inc.(b)	50,628	13,342,503
SunPower Corp.(b)(c)	92,524	2,376,942
United Renewable Energy Co. Ltd. (Taiwan)(b)	2,240,000	1,142,734
Xinyi Solar Holdings Ltd. (China)	4,204,884	7,038,052

		58,108,483

Software-2.94%
Citrix Systems, Inc.	115,638	14,321,766

Transportation Infrastructure-0.45%
Taiwan High Speed Rail Corp. (Taiwan)	1,948,000	2,193,270

Water Utilities-0.42%
Beijing Enterprises Water Group Ltd. (China)	4,953,601	1,894,229
China Everbright Water Ltd. (China)	848,528	175,395

		2,069,624

Total Common Stocks & Other Equity Interests (Cost $431,332,794)		480,856,111

Exchange-Traded Funds-1.23%
iShares MSCI India ETF (Cost $6,120,724)	146,327	6,002,333

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $437,453,518)		486,858,444

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-15.95%
Invesco Private Government Fund, 0.01%(f)(g)(h)	31,055,288	31,055,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(f)(g)(h)	46,564,306	$46,582,932

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $77,638,220)		77,638,220

TOTAL INVESTMENTS IN SECURITIES-115.96% (Cost $515,091,738)		564,496,664
OTHER ASSETS LESS LIABILITIES-(15.96)%		(77,689,524)

NET ASSETS-100.00%		$486,807,140

Investment Abbreviations:

ADR -American Depositary Receipt

ETF  -Exchange-Traded Fund

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2021 was $9,468,798, which represented 1.95% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$10,460,932	$(10,460,932)	$-	$-	$-	$41
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,088,624	(1,088,624)	-	-	-	10
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	15,784,549	100,209,385	(84,938,646)	-	-	31,055,288	956	*
Invesco Private Prime Fund	-	102,454,776	(55,872,340)	-	496	46,582,932	5,167	*

Total	$15,784,549	$214,213,717	$(152,360,542)	$-	$496	$77,638,220	$6,174

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	15.07%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Raymond James SB–1 Equity ETF (RYJ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.05%
Communication Services-3.58%
Altice USA, Inc., Class A(b)	23,334	$847,258
DISH Network Corp., Class A(b)	19,724	883,438
Facebook, Inc., Class A(b)	2,790	906,973
ORBCOMM, Inc.(b)(c)	72,122	826,518
Telephone & Data Systems, Inc.	34,844	800,715
United States Cellular Corp.(b)	23,080	787,720

		5,052,622

Consumer Discretionary-11.50%
Alibaba Group Holding Ltd., ADR (China)(b)	3,607	833,037
Arko Corp.(b)	81,900	861,588
AutoZone, Inc.(b)	566	828,692
Bloomin’ Brands, Inc.(b)(c)	28,900	913,240
Dave & Buster’s Entertainment, Inc.(b)	17,838	814,483
Dollar General Corp.	3,844	825,499
Everi Holdings, Inc.(b)	57,404	1,014,903
KB Home	17,522	845,086
M.D.C. Holdings, Inc.	13,893	814,963
Mohawk Industries, Inc.(b)	4,156	854,058
Polaris, Inc.	5,705	798,871
PulteGroup, Inc.	15,555	919,612
Rent-A-Center, Inc.	15,211	875,393
Revolve Group, Inc.(b)	16,864	817,735
Ruth’s Hospitality Group, Inc.(b)	33,585	876,904
Target Corp.	4,024	834,014
Tempur Sealy International, Inc.	21,234	809,865
Texas Roadhouse, Inc.	8,205	878,099
Tractor Supply Co.	4,404	830,595

		16,246,637

Consumer Staples-0.59%
Primo Water Corp.	49,297	825,232

Energy-10.66%
APA Corp.	46,973	939,460
Black Stone Minerals L.P.	81,740	839,470
Brigham Minerals, Inc., Class A	52,564	900,947
Cheniere Energy, Inc.(b)	11,375	881,790
Diamondback Energy, Inc.	10,988	898,049
Energy Transfer L.P.	102,630	883,644
Enterprise Products Partners L.P.	35,949	827,187
Enviva Partners L.P.	17,273	850,695
Kimbell Royalty Partners L.P.	82,226	884,752
Marathon Oil Corp.	80,077	901,667
Marathon Petroleum Corp.	15,889	884,223
Northern Oil and Gas, Inc.(b)	67,636	979,369
Occidental Petroleum Corp.	34,323	870,431
Pioneer Natural Resources Co.	5,655	869,909
Targa Resources Corp.	25,251	875,957
Valero Energy Corp.	12,079	893,363
Williams Cos., Inc. (The)	35,593	867,045

		15,047,958

Financials-23.47%
Allstate Corp. (The)	6,694	848,799
Argo Group International Holdings Ltd.	15,960	832,793
Arthur J. Gallagher & Co.	6,071	879,992
Axos Financial, Inc.(b)	18,689	843,808
BanCorp, Inc. (The)(b)	39,166	869,681

	Shares	Value
Financials-(continued)
Banner Corp.	15,081	$857,204
Barings BDC, Inc.	80,466	835,237
Chubb Ltd.	4,956	850,400
ConnectOne BanCorp, Inc.	31,686	860,275
Dime Community Bancshares, Inc.	26,078	863,703
First Horizon Corp.	47,870	875,542
Flagstar BanCorp, Inc.	18,856	877,558
Hancock Whitney Corp.	19,046	880,687
Intercontinental Exchange, Inc.	6,902	812,435
Kemper Corp.	10,082	787,001
Ladder Capital Corp.	71,433	849,338
Level One BanCorp, Inc.	21,827	589,984
Live Oak Bancshares, Inc.	13,299	850,604
Merchants Bancorp	20,905	852,715
Meridian BanCorp, Inc.	46,419	1,026,324
Meta Financial Group, Inc.	18,341	903,478
Nexpoint Real Estate Finance, Inc.	31,293	646,513
OceanFirst Financial Corp.	36,569	835,967
Old Republic International Corp.	34,816	857,170
Old Second BanCorp, Inc.	64,878	857,038
Open Lending Corp., Class A(b)	22,502	878,703
Origin BanCorp, Inc.	20,455	894,497
Pacific Premier BanCorp, Inc.	19,861	874,480
PacWest Bancorp	20,440	887,301
Redwood Trust, Inc.	79,768	886,223
Signature Bank	3,441	865,446
SmartFinancial, Inc.	31,653	749,860
TPG RE Finance Trust, Inc., (Acquired 12/14/2020 - 02/25/2021; Cost $748,284)(c)(d)	69,279	863,216
TriState Capital Holdings, Inc.(b)	36,928	881,471
Triumph BanCorp, Inc.(b)	9,287	823,107
Veritex Holdings, Inc.	25,097	847,777
Willis Towers Watson PLC	3,548	918,435
Wintrust Financial Corp.	11,133	858,354
Zions Bancorporation N.A.	15,739	878,236

		33,151,352

Health Care-16.98%
89bio, Inc.(b)(c)	32,592	856,844
Acadia Healthcare Co., Inc.(b)	13,455	819,679
Acceleron Pharma, Inc.(b)	6,764	845,297
AngioDynamics, Inc.(b)	34,244	832,129
Antares Pharma, Inc.(b)	209,416	793,687
Apellis Pharmaceuticals, Inc.(b)(c)	17,955	909,780
Blueprint Medicines Corp.(b)	8,763	844,052
Boston Scientific Corp.(b)	19,433	847,279
CareDx, Inc.(b)	10,904	862,179
ChemoCentryx, Inc.(b)	17,881	864,189
Cigna Corp.	3,276	815,757
CVS Health Corp.	10,859	829,628
Cymabay Therapeutics, Inc.(b)(c)	185,469	803,081
Flexion Therapeutics, Inc.(b)(c)	100,266	778,064
Health Catalyst, Inc.(b)(c)	15,641	905,614
HealthEquity, Inc.(b)	11,265	855,802
Mirum Pharmaceuticals, Inc.(b)	44,521	869,940
NGM Biopharmaceuticals, Inc.(b)	30,569	840,647
Ocular Therapeutix, Inc.(b)(c)	52,654	967,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Raymond James SB–1 Equity ETF (RYJ)-(continued)

April 30, 2021

	Shares	Value
Health Care-(continued)
PolyPid Ltd. (Israel)(b)(c)	79,198	$729,413
REGENXBIO, Inc.(b)	23,949	830,791
Sol-Gel Technologies Ltd. (Israel)(b)(c)	39,781	435,204
Tarsus Pharmaceuticals, Inc.(b)	26,386	810,578
Teleflex, Inc.	1,883	795,530
uniQure N.V. (Netherlands)(b)(c)	25,097	809,880
UnitedHealth Group, Inc.	2,091	833,891
VBI Vaccines, Inc.(b)	286,226	901,612
Viking Therapeutics, Inc.(b)(c)	136,276	870,804
Zimmer Biomet Holdings, Inc.	4,670	827,337

		23,986,468

Industrials-7.17%
Alaska Air Group, Inc.(b)	12,354	854,156
Allegiant Travel Co.(b)	3,554	837,784
Casella Waste Systems, Inc., Class A(b)	12,313	826,325
Evoqua Water Technologies Corp.(b)	29,309	837,651
Federal Signal Corp.	20,409	845,545
PACCAR, Inc.	8,971	806,313
SkyWest, Inc.(b)	16,461	817,453
Union Pacific Corp.	3,795	842,832
United Parcel Service, Inc., Class B	4,663	950,599
Wabash National Corp.	45,375	799,054
Waste Connections, Inc.	7,071	842,227
WESCO International, Inc.(b)	9,440	865,837

		10,125,776

Information Technology-15.63%
Alarm.com Holdings, Inc.(b)	9,175	823,548
Avnet, Inc.	19,029	835,754
EchoStar Corp., Class A(b)	34,452	842,351
Envestnet, Inc.(b)	11,548	852,589
Fidelity National Information Services, Inc.	5,423	829,177
GDS Holdings Ltd., ADR (China)(b)(c)	10,100	837,997
GoDaddy, Inc., Class A(b)	9,805	851,270
HubSpot, Inc.(b)	1,549	815,471
I3 Verticals, Inc., Class A(b)	25,066	832,693
Jabil, Inc.	15,456	810,204
Lumentum Holdings, Inc.(b)	8,962	762,218
MAXIMUS, Inc.	8,971	822,102
Microchip Technology, Inc.	5,465	821,335
Micron Technology, Inc.(b)	9,765	840,474
Microsoft Corp.	3,219	811,767
MiX Telematics Ltd., ADR (South Africa)	41,506	535,842
nLight, Inc.(b)	27,675	811,985
NVIDIA Corp.	1,393	836,329
Ping Identity Holding Corp.(b)(c)	35,335	857,934
Pure Storage, Inc., Class A(b)	40,311	815,088
QUALCOMM, Inc.	6,221	863,475
RingCentral, Inc., Class A(b)	2,519	803,435

	Shares	Value
Information Technology-(continued)
salesforce.com, Inc.(b)	3,577	$823,855
ServiceNow, Inc.(b)	1,512	765,631
SS&C Technologies Holdings, Inc.	11,555	857,612
SYNNEX Corp.	6,740	816,888
ViaSat, Inc.(b)	17,393	900,783

		22,077,807

Materials-0.59%
Scotts Miracle-Gro Co. (The)	3,605	833,332

Real Estate-9.88%
Agree Realty Corp.	11,595	815,824
American Homes 4 Rent, Class A	23,255	861,365
CareTrust REIT, Inc.	34,366	830,970
Digital Realty Trust, Inc.	5,550	856,421
Equinix, Inc.	1,152	830,316
Four Corners Property Trust, Inc.	28,145	812,546
Gaming and Leisure Properties, Inc.	18,317	851,557
Healthcare Realty Trust, Inc.	25,499	820,048
Invitation Homes, Inc.	24,458	857,498
Landmark Infrastructure Partners L.P.	42,435	542,319
National Retail Properties, Inc.	17,514	813,000
PotlatchDeltic Corp.	13,881	823,976
Prologis, Inc.	7,213	840,531
QTS Realty Trust, Inc., Class A(c)	12,441	827,202
SBA Communications Corp., Class A	2,814	843,412
Uniti Group, Inc.	76,064	867,130
VICI Properties, Inc.(c)	27,052	857,548

		13,951,663

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $104,760,608)		141,298,847

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.40%
Invesco Private Government Fund, 0.01%(e)(f)(g)	3,616,622	3,616,622
Invesco Private Prime Fund, 0.11%(e)(f)(g)	5,422,764	5,424,933

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,041,555)		9,041,555

TOTAL INVESTMENTS IN SECURITIES-106.45% (Cost $113,802,163)		150,340,402

OTHER ASSETS LESS LIABILITIES-(6.45)%		(9,110,676)

NET ASSETS-100.00%		$141,229,726

Investment Abbreviations:

ADR -American Depositary Receipt

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Raymond James SB-1 Equity ETF (RYJ)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Restricted security. The value of this security at April 30, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,203,524	$(2,203,524)	$-	$-	$-	$18
Invesco Premier U.S. Government Money Portfolio, Institutional Class	14,023	588,650	(602,673)	-	-	-	10
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,363,800	35,235,168	(34,982,346)	-	-	3,616,622	970	*
Invesco Private Prime Fund	-	28,239,965	(22,815,663)	-	631	5,424,933	2,696	*

Total	$3,377,823	$66,267,307	$(60,604,206)	$-	$631	$9,041,555	$3,694

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500 BuyWrite ETF (PBP)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-101.39%(b)
Communication Services-11.33%
Activision Blizzard, Inc.	3,727	$339,865
Alphabet, Inc., Class A(c)	1,447	3,405,514
Alphabet, Inc., Class C(c)	1,386	3,340,426
AT&T, Inc.	34,297	1,077,269
Charter Communications, Inc., Class A(c)	680	457,946
Comcast Corp., Class A	21,984	1,234,402
Discovery, Inc., Class A(c)	781	29,412
Discovery, Inc., Class C(c)	1,394	45,040
DISH Network Corp., Class A(c)	1,191	53,345
Electronic Arts, Inc.	1,383	196,497
Facebook, Inc., Class A(c)	11,568	3,760,525
Fox Corp., Class A	1,608	60,171
Fox Corp., Class B	739	26,885
Interpublic Group of Cos., Inc. (The)	1,879	59,658
Live Nation Entertainment, Inc.(c)	690	56,497
Lumen Technologies, Inc.	4,748	60,917
Netflix, Inc.(c)	2,130	1,093,691
News Corp., Class A	1,881	49,273
News Corp., Class B	586	14,246
Omnicom Group, Inc.	1,034	85,057
Take-Two Interactive Software, Inc.(c)	554	97,161
T-Mobile US, Inc.(c)	2,809	371,153
Twitter, Inc.(c)	3,839	211,990
Verizon Communications, Inc.	19,901	1,150,079
ViacomCBS, Inc., Class B	2,825	115,881
Walt Disney Co. (The)(c)	8,730	1,623,955

		19,016,855

Consumer Discretionary-12.84%
Advance Auto Parts, Inc.	315	63,050
Amazon.com, Inc.(c)	2,058	7,135,950
Aptiv PLC(c)	1,299	186,913
AutoZone, Inc.(c)	107	156,661
Best Buy Co., Inc.	1,109	128,943
Booking Holdings, Inc.(c)	197	485,818
BorgWarner, Inc.	1,150	55,867
Caesars Entertainment, Inc.(c)	1,002	98,036
CarMax, Inc.(c)	781	104,060
Carnival Corp.(c)	3,838	107,310
Chipotle Mexican Grill, Inc.(c)	135	201,424
D.R. Horton, Inc.	1,592	156,478
Darden Restaurants, Inc.	627	91,993
Dollar General Corp.	1,179	253,190
Dollar Tree, Inc.(c)	1,131	129,952
Domino’s Pizza, Inc.	187	78,978
eBay, Inc.	3,108	173,395
Etsy, Inc.(c)	605	120,268
Expedia Group, Inc.(c)	665	117,193
Ford Motor Co.(c)	18,793	216,871
Gap, Inc. (The)	990	32,769
Garmin Ltd.	718	98,538
General Motors Co.(c)	6,098	348,928
Genuine Parts Co.	694	86,729
Hanesbrands, Inc.	1,678	35,339
Hasbro, Inc.	615	61,162
Hilton Worldwide Holdings, Inc.(c)	1,335	171,815
Home Depot, Inc. (The)	5,178	1,675,963

	Shares	Value
Consumer Discretionary-(continued)
L Brands, Inc.(c)	1,124	$74,072
Las Vegas Sands Corp.(c)	1,580	96,791
Leggett & Platt, Inc.	640	31,789
Lennar Corp., Class A	1,321	136,856
LKQ Corp.(c)	1,342	62,685
Lowe’s Cos., Inc.	3,516	690,015
Marriott International, Inc., Class A(c)	1,280	190,106
McDonald’s Corp.	3,586	846,583
MGM Resorts International	1,976	80,463
Mohawk Industries, Inc.(c)	284	58,362
Newell Brands, Inc.	1,817	48,986
NIKE, Inc., Class B	6,115	810,971
Norwegian Cruise Line Holdings Ltd.(c)	1,747	54,244
NVR, Inc.(c)	16	80,290
O’Reilly Automotive, Inc.(c)	337	186,321
Penn National Gaming, Inc.(c)	714	63,632
Pool Corp.	194	81,969
PulteGroup, Inc.	1,280	75,674
PVH Corp.(c)	342	38,708
Ralph Lauren Corp.(c)	232	30,923
Ross Stores, Inc.	1,712	224,169
Royal Caribbean Cruises Ltd.(c)	1,053	91,558
Starbucks Corp.	5,662	648,242
Tapestry, Inc.(c)	1,337	63,975
Target Corp.	2,409	499,289
Tesla, Inc.(c)	3,693	2,619,962
TJX Cos., Inc. (The)	5,774	409,954
Tractor Supply Co.	559	105,427
Ulta Beauty, Inc.(c)	271	89,254
Under Armour, Inc., Class A(c)	907	22,049
Under Armour, Inc., Class C(c)	937	18,656
VF Corp.	1,545	135,435
Whirlpool Corp.	302	71,408
Wynn Resorts Ltd.(c)	506	64,970
Yum! Brands, Inc.	1,443	172,467

		21,549,848

Consumer Staples-6.04%
Altria Group, Inc.	8,938	426,790
Archer-Daniels-Midland Co.	2,685	169,504
Brown-Forman Corp., Class B	878	66,974
Campbell Soup Co.	977	46,652
Church & Dwight Co., Inc.	1,180	101,173
Clorox Co. (The)	604	110,230
Coca-Cola Co. (The)	18,652	1,006,835
Colgate-Palmolive Co.	4,081	329,337
Conagra Brands, Inc.	2,349	87,124
Constellation Brands, Inc., Class A	817	196,341
Costco Wholesale Corp.	2,129	792,180
Estee Lauder Cos., Inc. (The), Class A	1,105	346,749
General Mills, Inc.	2,940	178,928
Hershey Co. (The)	704	115,667
Hormel Foods Corp.	1,351	62,416
JM Smucker Co. (The)	527	69,032
Kellogg Co.	1,224	76,402
Kimberly-Clark Corp.	1,626	216,778
Kraft Heinz Co. (The)	3,117	128,701
Kroger Co. (The)	3,662	133,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2021

	Shares	Value
Consumer Staples-(continued)
Lamb Weston Holdings, Inc.	703	$56,592
McCormick & Co., Inc.	1,198	108,251
Molson Coors Beverage Co., Class B(c)	905	49,730
Mondelez International, Inc., Class A	6,791	412,961
Monster Beverage Corp.(c)	1,778	172,555
PepsiCo, Inc.	6,635	956,502
Philip Morris International, Inc.	7,489	711,455
Procter & Gamble Co. (The)	11,843	1,580,093
Sysco Corp.	2,454	207,927
Tyson Foods, Inc., Class A	1,418	109,824
Walgreens Boots Alliance, Inc.	3,449	183,142
Walmart, Inc.	6,667	932,780

		10,143,434

Energy-2.71%
APA Corp.	1,817	36,340
Baker Hughes Co., Class A	3,507	70,420
Cabot Oil & Gas Corp.	1,921	32,023
Chevron Corp.	9,264	954,840
ConocoPhillips	6,516	333,228
Devon Energy Corp.	2,849	66,610
Diamondback Energy, Inc.	869	71,023
EOG Resources, Inc.	2,806	206,634
Exxon Mobil Corp.	20,359	1,165,349
Halliburton Co.	4,273	83,580
Hess Corp.	1,315	97,981
HollyFrontier Corp.	718	25,130
Kinder Morgan, Inc.	9,362	159,622
Marathon Oil Corp.	3,796	42,743
Marathon Petroleum Corp.	3,132	174,296
NOV, Inc.(c)	1,867	27,912
Occidental Petroleum Corp.	4,032	102,251
ONEOK, Inc.	2,140	112,008
Phillips 66	2,101	169,992
Pioneer Natural Resources Co.	990	152,292
Schlumberger Ltd.	6,724	181,884
Valero Energy Corp.	1,965	145,331
Williams Cos., Inc. (The)	5,838	142,214

		4,553,703

Financials-11.61%
Aflac, Inc.	3,080	165,488
Allstate Corp. (The)	1,457	184,748
American Express Co.	3,137	481,059
American International Group, Inc.	4,159	201,504
Ameriprise Financial, Inc.	561	144,962
Aon PLC, Class A	1,088	273,567
Arthur J. Gallagher & Co.	931	134,948
Assurant, Inc.	279	43,412
Bank of America Corp.	36,536	1,480,804
Bank of New York Mellon Corp. (The)	3,880	193,534
Berkshire Hathaway, Inc., Class B(c)	9,169	2,521,017
BlackRock, Inc.	682	558,763
Capital One Financial Corp.	2,209	329,318
Cboe Global Markets, Inc.	516	53,855
Charles Schwab Corp. (The)	7,197	506,669
Chubb Ltd.	2,165	371,492
Cincinnati Financial Corp.	720	81,130
Citigroup, Inc.	10,037	715,036
Citizens Financial Group, Inc.	2,044	94,596
CME Group, Inc., Class A	1,727	348,837

	Shares	Value
Financials-(continued)
Comerica, Inc.	669	$50,282
Discover Financial Services	1,475	168,150
Everest Re Group Ltd.	193	53,451
Fifth Third Bancorp	3,420	138,647
First Republic Bank	846	155,021
Franklin Resources, Inc.	1,313	39,390
Globe Life, Inc.	457	46,838
Goldman Sachs Group, Inc. (The)	1,655	576,685
Hartford Financial Services Group, Inc. (The)	1,719	113,385
Huntington Bancshares, Inc.	4,892	74,945
Intercontinental Exchange, Inc.	2,701	317,935
Invesco Ltd.(d)	1,925	51,975
JPMorgan Chase & Co.	14,675	2,257,162
KeyCorp	4,659	101,380
Lincoln National Corp.	868	55,665
Loews Corp.	1,092	60,879
M&T Bank Corp.	619	97,610
MarketAxess Holdings, Inc.	183	89,388
Marsh & McLennan Cos., Inc.	2,444	331,651
MetLife, Inc.	3,616	230,086
Moody’s Corp.	774	252,874
Morgan Stanley	7,217	595,763
MSCI, Inc.	397	192,851
Nasdaq, Inc.	555	89,655
Northern Trust Corp.	1,002	114,028
People’s United Financial, Inc.	2,046	37,094
PNC Financial Services Group, Inc. (The)	2,039	381,191
Principal Financial Group, Inc.	1,220	77,921
Progressive Corp. (The)	2,816	283,684
Prudential Financial, Inc.	1,909	191,587
Raymond James Financial, Inc.	589	77,029
Regions Financial Corp.	4,620	100,716
S&P Global, Inc.	1,158	452,072
State Street Corp.	1,692	142,043
SVB Financial Group(c)	259	148,104
Synchrony Financial	2,611	114,205
T. Rowe Price Group, Inc.	1,097	196,582
Travelers Cos., Inc. (The)	1,213	187,603
Truist Financial Corp.	6,479	384,269
U.S. Bancorp	6,574	390,167
Unum Group	981	27,723
W.R. Berkley Corp.	673	53,652
Wells Fargo & Co.	19,882	895,684
Willis Towers Watson PLC	620	160,493
Zions Bancorporation N.A	789	44,026

		19,486,280

Health Care-12.96%
Abbott Laboratories	8,520	1,023,082
AbbVie, Inc.	8,492	946,858
ABIOMED, Inc.(c)	217	69,598
Agilent Technologies, Inc.	1,466	195,916
Alexion Pharmaceuticals, Inc.(c)	1,058	178,463
Align Technology, Inc.(c)	346	206,053
AmerisourceBergen Corp.	708	85,526
Amgen, Inc.	2,777	665,480
Anthem, Inc.	1,179	447,301
Baxter International, Inc.	2,429	208,141
Becton, Dickinson and Co.	1,398	347,836
Biogen, Inc.(c)	733	195,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2021

	Shares	Value
Health Care-(continued)
Bio-Rad Laboratories, Inc., Class A(c)	104	$65,534
Boston Scientific Corp.(c)	6,815	297,134
Bristol-Myers Squibb Co.	10,775	672,575
Cardinal Health, Inc.	1,413	85,260
Catalent, Inc.(c)	818	92,000
Centene Corp.(c)	2,797	172,687
Cerner Corp.	1,473	110,549
Cigna Corp.	1,692	421,325
Cooper Cos., Inc. (The)	236	96,970
CVS Health Corp.	6,307	481,855
Danaher Corp.	3,048	774,009
DaVita, Inc.(c)	347	40,436
DENTSPLY SIRONA, Inc.	1,053	71,088
DexCom, Inc.(c)	462	178,378
Edwards Lifesciences Corp.(c)	3,003	286,847
Eli Lilly and Co.	3,826	699,278
Gilead Sciences, Inc.	6,043	383,549
HCA Healthcare, Inc.	1,275	256,351
Henry Schein, Inc.(c)	685	49,663
Hologic, Inc.(c)	1,239	81,216
Humana, Inc.	620	276,049
IDEXX Laboratories, Inc.(c)	411	225,635
Illumina, Inc.(c)	701	275,381
Incyte Corp.(c)	898	76,671
Intuitive Surgical, Inc.(c)	566	489,590
IQVIA Holdings, Inc.(c)	919	215,680
Johnson & Johnson	12,642	2,057,233
Laboratory Corp. of America Holdings(c)	469	124,693
McKesson Corp.	764	143,296
Medtronic PLC	6,483	848,754
Merck & Co., Inc.	12,168	906,516
Mettler-Toledo International, Inc.(c)	113	148,405
PerkinElmer, Inc.	539	69,871
Perrigo Co. PLC	640	26,643
Pfizer, Inc.	26,823	1,036,709
Quest Diagnostics, Inc.	642	84,667
Regeneron Pharmaceuticals, Inc.(c)	507	244,019
ResMed, Inc.	699	131,391
STERIS PLC	411	86,729
Stryker Corp.	1,574	413,380
Teleflex, Inc.	224	94,636
Thermo Fisher Scientific, Inc.	1,894	890,616
UnitedHealth Group, Inc.	4,546	1,812,945
Universal Health Services, Inc., Class B	375	55,654
Vertex Pharmaceuticals, Inc.(c)	1,250	272,750
Viatris, Inc.(c)	5,805	77,207
Waters Corp.(c)	299	89,661
West Pharmaceutical Services, Inc.	356	116,953
Zimmer Biomet Holdings, Inc.	1,000	177,160
Zoetis, Inc.	2,286	395,547

		21,751,352

Industrials-8.85%
3M Co.	2,785	549,035
A.O. Smith Corp.	651	44,105
Alaska Air Group, Inc.(c)	597	41,277
Allegion PLC	436	58,590
American Airlines Group, Inc.(c)	3,076	66,811
AMETEK, Inc.	1,109	149,637
Boeing Co. (The)(c)	2,638	618,110

	Shares	Value
Industrials-(continued)
C.H. Robinson Worldwide, Inc.	643	$62,422
Carrier Global Corp.	3,930	171,269
Caterpillar, Inc.	2,623	598,333
Cintas Corp.	424	146,339
Copart, Inc.(c)	1,001	124,635
CSX Corp.	3,667	369,450
Cummins, Inc.	711	179,200
Deere & Co.	1,508	559,242
Delta Air Lines, Inc.(c)	3,069	143,997
Dover Corp.	690	102,941
Eaton Corp. PLC	1,914	273,568
Emerson Electric Co.	2,885	261,064
Equifax, Inc.	585	134,100
Expeditors International of Washington, Inc.	814	89,426
Fastenal Co.	2,762	144,397
FedEx Corp.	1,174	340,824
Fortive Corp.	1,626	115,153
Fortune Brands Home & Security, Inc.	667	70,022
Generac Holdings, Inc.(c)	302	97,833
General Dynamics Corp.	1,116	212,297
General Electric Co.	42,166	553,218
Honeywell International, Inc.	3,344	745,846
Howmet Aerospace, Inc.(c)	1,877	59,989
Huntington Ingalls Industries, Inc.	194	41,190
IDEX Corp.	365	81,833
IHS Markit Ltd.	1,793	192,891
Illinois Tool Works, Inc.	1,386	319,418
Ingersoll Rand, Inc.(c)	1,793	88,577
J.B. Hunt Transport Services, Inc.	402	68,625
Jacobs Engineering Group, Inc.	626	83,640
Johnson Controls International PLC	3,464	215,946
Kansas City Southern	437	127,696
L3Harris Technologies, Inc.	989	206,928
Leidos Holdings, Inc.	641	64,920
Lockheed Martin Corp.	1,186	451,344
Masco Corp.	1,237	79,020
Nielsen Holdings PLC	1,720	44,118
Norfolk Southern Corp.	1,212	338,439
Northrop Grumman Corp.	746	264,412
Old Dominion Freight Line, Inc.	461	118,850
Otis Worldwide Corp.	1,961	152,703
PACCAR, Inc.	1,669	150,010
Parker-Hannifin Corp.	621	194,876
Pentair PLC	798	51,479
Quanta Services, Inc.	665	64,266
Raytheon Technologies Corp.	7,307	608,235
Republic Services, Inc.	1,013	107,682
Robert Half International, Inc.	544	47,660
Rockwell Automation, Inc.	558	147,457
Rollins, Inc.	1,066	39,740
Roper Technologies, Inc.	505	225,452
Snap-on, Inc.	260	61,776
Southwest Airlines Co.(c)	2,841	178,358
Stanley Black & Decker, Inc.	773	159,833
Teledyne Technologies, Inc.(c)	178	79,699
Textron, Inc.	1,092	70,150
Trane Technologies PLC	1,147	199,383
TransDigm Group, Inc.(c)	263	161,414
Union Pacific Corp.	3,221	715,352
United Airlines Holdings, Inc.(c)	1,532	83,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
United Parcel Service, Inc., Class B	3,461	$705,559
United Rentals, Inc.(c)	347	111,023
Verisk Analytics, Inc.	782	147,172
W.W. Grainger, Inc.	212	91,910
Wabtec Corp.	854	70,088
Waste Management, Inc.	1,873	258,418
Xylem, Inc.	867	95,934

		14,849,947

Information Technology-27.06%
Accenture PLC, Class A	3,049	884,118
Adobe, Inc.(c)	2,305	1,171,724
Advanced Micro Devices, Inc.(c)	5,828	475,681
Akamai Technologies, Inc.(c)	785	85,329
Amphenol Corp., Class A	2,881	194,007
Analog Devices, Inc.	1,774	271,706
ANSYS, Inc.(c)	417	152,480
Apple, Inc.	75,891	9,976,631
Applied Materials, Inc.	4,413	585,649
Arista Networks, Inc.(c)	264	83,205
Autodesk, Inc.(c)	1,058	308,841
Automatic Data Processing, Inc.	2,059	385,012
Broadcom, Inc.	1,964	895,977
Broadridge Financial Solutions, Inc.	557	88,357
Cadence Design Systems, Inc.(c)	1,342	176,835
CDW Corp.	678	120,908
Cisco Systems, Inc.	20,303	1,033,626
Citrix Systems, Inc.	591	73,195
Cognizant Technology Solutions Corp., Class A	2,552	205,181
Corning, Inc.	3,695	163,356
DXC Technology Co.(c)	1,225	40,315
Enphase Energy, Inc.(c)	621	86,474
F5 Networks, Inc.(c)	297	55,468
Fidelity National Information Services, Inc.	2,987	456,712
Fiserv, Inc.(c)	2,769	332,612
FleetCor Technologies, Inc.(c)	401	115,376
FLIR Systems, Inc.	631	37,841
Fortinet, Inc.(c)	651	132,954
Gartner, Inc.(c)	427	83,641
Global Payments, Inc.	1,420	304,775
Hewlett Packard Enterprise Co.	6,257	100,237
HP, Inc.	6,024	205,479
Intel Corp.	19,540	1,124,136
International Business Machines Corp.	4,298	609,800
Intuit, Inc.	1,318	543,227
IPG Photonics Corp.(c)	173	37,560
Jack Henry & Associates, Inc.	365	59,433
Juniper Networks, Inc.	1,578	40,065
Keysight Technologies, Inc.(c)	894	129,049
KLA Corp.	741	233,674
Lam Research Corp.	687	426,249
Mastercard, Inc., Class A	4,217	1,611,147
Maxim Integrated Products, Inc.(c)	1,290	121,260
Microchip Technology, Inc.	1,296	194,776
Micron Technology, Inc.(c)	5,379	462,971
Microsoft Corp.	36,271	9,146,821
Monolithic Power Systems, Inc.	206	74,444
Motorola Solutions, Inc.	812	152,900
NetApp, Inc.	1,071	79,993
NortonLifeLock, Inc.	2,798	60,465

	Shares	Value
Information Technology-(continued)
NVIDIA Corp.	2,982	$1,790,333
NXP Semiconductors N.V. (Netherlands)	1,333	256,616
Oracle Corp.	8,919	675,971
Paychex, Inc.	1,544	150,525
Paycom Software, Inc.(c)	236	90,721
PayPal Holdings, Inc.(c)	5,632	1,477,217
PTC, Inc.(c)	510	66,779
Qorvo, Inc.(c)	545	102,553
QUALCOMM, Inc.	5,463	758,264
salesforce.com, Inc.(c)	4,414	1,016,632
Seagate Technology PLC	967	89,776
ServiceNow, Inc.(c)	942	477,001
Skyworks Solutions, Inc.	793	143,795
Synopsys, Inc.(c)	733	181,095
TE Connectivity Ltd.	1,591	213,942
Teradyne, Inc.	801	100,189
Texas Instruments, Inc.	4,426	798,937
Trimble, Inc.(c)	1,208	99,056
Tyler Technologies, Inc.(c)	195	82,848
VeriSign, Inc.(c)	478	104,572
Visa, Inc., Class A	8,157	1,905,149
Western Digital Corp.(c)	1,472	103,967
Western Union Co. (The)	1,977	50,927
Xilinx, Inc.	1,183	151,377
Zebra Technologies Corp., Class A(c)	257	125,349

		45,405,263

Materials-2.74%
Air Products and Chemicals, Inc.	1,065	307,231
Albemarle Corp.	561	94,343
Amcor PLC	7,513	88,278
Avery Dennison Corp.	399	85,454
Ball Corp.	1,577	147,670
Celanese Corp.	549	86,001
CF Industries Holdings, Inc.	1,029	50,040
Corteva, Inc.	3,579	174,512
Dow, Inc.	3,584	224,000
DuPont de Nemours, Inc.	2,589	199,638
Eastman Chemical Co.	653	75,350
Ecolab, Inc.	1,197	268,272
FMC Corp.	622	73,545
Freeport-McMoRan, Inc.	7,014	264,498
International Flavors & Fragrances, Inc.	1,197	170,177
International Paper Co.	1,891	109,678
Linde PLC (United Kingdom)	2,515	718,888
LyondellBasell Industries N.V., Class A	1,238	128,430
Martin Marietta Materials, Inc.	300	105,936
Mosaic Co. (The)	1,659	58,364
Newmont Corp.	3,849	240,216
Nucor Corp.	1,434	117,961
Packaging Corp. of America	456	67,328
PPG Industries, Inc.	1,140	195,214
Sealed Air Corp.	745	36,803
Sherwin-Williams Co. (The)	1,163	318,511
Vulcan Materials Co.	637	113,539
Westrock Co.	1,267	70,635

		4,590,512

Real Estate-2.57%
Alexandria Real Estate Equities, Inc.	612	110,833
American Tower Corp.	2,137	544,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2021

	Shares	Value
Real Estate-(continued)
AvalonBay Communities, Inc.	671	$128,832
Boston Properties, Inc.	681	74,467
CBRE Group, Inc., Class A(c)	1,615	137,598
Crown Castle International Corp.	2,075	392,300
Digital Realty Trust, Inc.	1,352	208,627
Duke Realty Corp.	1,798	83,643
Equinix, Inc.	429	309,206
Equity Residential	1,649	122,405
Essex Property Trust, Inc.	313	90,933
Extra Space Storage, Inc.	635	94,418
Federal Realty Investment Trust	336	37,914
Healthpeak Properties, Inc.	2,590	88,941
Host Hotels & Resorts, Inc.(c)	3,392	61,599
Iron Mountain, Inc.	1,387	55,646
Kimco Realty Corp.	2,080	43,680
Mid-America Apartment Communities, Inc.	550	86,532
Prologis, Inc.	3,557	414,497
Public Storage	731	205,528
Realty Income Corp.	1,796	124,193
Regency Centers Corp.	759	48,318
SBA Communications Corp., Class A	526	157,653
Simon Property Group, Inc.	1,580	192,349
UDR, Inc.	1,428	66,331
Ventas, Inc.	1,802	99,939
Vornado Realty Trust	754	34,496
Welltower, Inc.	2,007	150,585
Weyerhaeuser Co.	3,596	139,417

		4,305,323

Utilities-2.68%
AES Corp. (The)	3,213	89,386
Alliant Energy Corp.	1,202	67,516
Ameren Corp.	1,219	103,420

	Shares	Value
Utilities-(continued)
American Electric Power Co., Inc.	2,388	$211,839
American Water Works Co., Inc.	872	136,023
Atmos Energy Corp.	617	63,915
CenterPoint Energy, Inc.	2,653	64,972
CMS Energy Corp.	1,389	89,438
Consolidated Edison, Inc.	1,647	127,494
Dominion Energy, Inc.	3,875	309,612
DTE Energy Co.	931	130,359
Duke Energy Corp.	3,697	372,251
Edison International	1,824	108,437
Entergy Corp.	964	105,356
Evergy, Inc.	1,092	69,855
Eversource Energy	1,650	142,263
Exelon Corp.	4,695	210,993
FirstEnergy Corp.	2,613	99,085
NextEra Energy, Inc.	9,425	730,532
NiSource, Inc.	1,885	49,048
NRG Energy, Inc.	1,178	42,196
Pinnacle West Capital Corp.	542	45,880
PPL Corp.	3,698	107,723
Public Service Enterprise Group, Inc.	2,429	153,416
Sempra Energy	1,455	200,164
Southern Co. (The)	5,081	336,210
WEC Energy Group, Inc.	1,518	147,504
Xcel Energy, Inc.	2,585	184,310

		4,499,197

TOTAL INVESTMENTS IN SECURITIES-101.39% (Cost $102,122,219)		170,151,714
OTHER ASSETS LESS LIABILITIES-(1.39)%		(2,333,494)

NET ASSETS-100.00%		$167,818,220

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	A portion of the securities in the Fund are subject to covered call options written.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Invesco Ltd.	$26,601	$6,084	$(20,912)	$60,511	$(20,309)	$51,975	$1,527
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	1,817,290	(1,817,290)	-	-	-	10
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,262,983	(1,262,983)	-	-	-	14

Total	$26,601	$3,086,357	$(3,101,185)	$60,511	$(20,309)	$51,975	$1,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2021

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation
Equity Risk
S&P 500 Index	Call	05/21/2021	404	$4,180	$(2,535,605)	$168,872,000	$(2,258,360)	$277,245

* Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Quality ETF (SPHQ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-0.96%
Activision Blizzard, Inc.	280,357	$25,565,755

Consumer Discretionary-4.75%
Booking Holdings, Inc.(b)	17,339	42,759,361
eBay, Inc.	446,605	24,916,093
NVR, Inc.(b)	1,207	6,056,847
Pool Corp.	15,570	6,578,637
PulteGroup, Inc.	102,086	6,035,324
Target Corp.	194,789	40,371,968

		126,718,230

Consumer Staples-7.20%
Brown-Forman Corp., Class B	75,887	5,788,660
Campbell Soup Co.	99,824	4,766,596
Clorox Co. (The)	62,112	11,335,440
General Mills, Inc.	231,304	14,077,161
Hershey Co. (The)	51,958	8,536,699
Hormel Foods Corp.(c)	97,849	4,520,624
JM Smucker Co. (The)(c)	40,778	5,341,510
McCormick & Co., Inc.	90,788	8,203,604
Monster Beverage Corp.(b)	129,750	12,592,238
Procter & Gamble Co. (The)	878,375	117,192,793

		192,355,325

Energy-0.10%
Cabot Oil & Gas Corp.(c)	153,198	2,553,811

Financials-5.00%
Ameriprise Financial, Inc.	45,586	11,779,422
Cboe Global Markets, Inc.	43,285	4,517,656
Citizens Financial Group, Inc.	139,352	6,449,211
CME Group, Inc., Class A	126,603	25,572,540
M&T Bank Corp.	50,798	8,010,337
Moody’s Corp.	70,123	22,909,885
Raymond James Financial, Inc.	44,749	5,852,274
Regions Financial Corp.	346,917	7,562,791
SVB Financial Group(b)	25,745	14,721,763
Synchrony Financial	214,230	9,370,420
T. Rowe Price Group, Inc.	75,322	13,497,702
Zions Bancorporation N.A	58,574	3,268,429

		133,512,430

Health Care-26.11%
Abbott Laboratories	641,038	76,975,843
ABIOMED, Inc.(b)	16,942	5,433,808
Agilent Technologies, Inc.	113,943	15,227,342
Alexion Pharmaceuticals, Inc.(b)	79,948	13,485,629
Align Technology, Inc.(b)	25,159	14,982,939
Amgen, Inc.	251,204	60,198,527
Biogen, Inc.(b)	70,053	18,727,268
Cardinal Health, Inc.	127,829	7,713,202
Cerner Corp.	116,535	8,745,952
Danaher Corp.	253,531	64,381,662
Eli Lilly and Co.	316,326	57,814,903
Henry Schein, Inc.(b)	57,819	4,191,877
Hologic, Inc.(b)	90,364	5,923,360
Humana, Inc.	50,842	22,636,892
IDEXX Laboratories, Inc.(b)	37,287	20,470,190
Illumina, Inc.(b)	55,063	21,630,949

	Shares	Value
Health Care-(continued)
Johnson & Johnson	782,668	$127,363,564
McKesson Corp.	71,432	13,397,786
Merck & Co., Inc.	1,010,002	75,245,149
Mettler-Toledo International, Inc.(b)	12,430	16,324,568
ResMed, Inc.	54,827	10,305,831
STERIS PLC	30,620	6,461,432
Zoetis, Inc.	171,299	29,639,866

		697,278,539

Industrials-9.68%
A.O. Smith Corp.	53,728	3,640,072
Cintas Corp.	32,556	11,236,378
Cummins, Inc.	53,344	13,444,822
Emerson Electric Co.	198,827	17,991,855
Fastenal Co.	203,195	10,623,035
General Electric Co.	2,842,312	37,291,133
Honeywell International, Inc.	238,385	53,169,390
IHS Markit Ltd.	147,499	15,867,942
Illinois Tool Works, Inc.	126,612	29,179,002
Lockheed Martin Corp.	138,525	52,717,074
Old Dominion Freight Line, Inc.	35,096	9,048,100
Snap-on, Inc.	18,238	4,333,349

		258,542,152

Information Technology-40.77%
Adobe, Inc.(b)	135,818	69,041,722
Analog Devices, Inc.(c)	90,297	13,829,889
Apple, Inc.	984,032	129,360,847
Applied Materials, Inc.	241,979	32,113,033
Automatic Data Processing, Inc.	121,023	22,630,091
Cisco Systems, Inc.	1,259,965	64,144,818
Cognizant Technology Solutions Corp., Class A	151,147	12,152,219
Intel Corp.	1,096,366	63,073,936
Intuit, Inc.	67,805	27,946,509
IPG Photonics Corp.(b)	8,443	1,833,060
Jack Henry & Associates, Inc.	20,822	3,390,446
KLA Corp.	44,635	14,075,647
Lam Research Corp.	35,111	21,784,620
Mastercard, Inc., Class A	227,715	87,000,793
Maxim Integrated Products, Inc.	74,096	6,965,024
Microsoft Corp.	565,772	142,676,383
NVIDIA Corp.	228,380	137,114,784
Oracle Corp.	466,116	35,326,932
Paychex, Inc.(c)	94,171	9,180,731
Seagate Technology PLC(c)	54,823	5,089,767
Skyworks Solutions, Inc.	38,194	6,925,718
Synopsys, Inc.(b)	36,122	8,924,301
Teradyne, Inc.	39,936	4,995,195
Texas Instruments, Inc.	273,244	49,323,274
Visa, Inc., Class A	464,445	108,475,774
Xilinx, Inc.	87,332	11,175,003

		1,088,550,516

Materials-4.24%
Corteva, Inc.	349,763	17,054,444
Dow, Inc.	260,626	16,289,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Quality ETF (SPHQ)–(continued)

April 30, 2021

	Shares	Value
Materials-(continued)
DuPont de Nemours, Inc.	294,781	$22,730,563
Linde PLC (United Kingdom)	200,292	57,251,465

		113,325,597

Real Estate-0.97%
Public Storage	58,700	16,504,092
Weyerhaeuser Co.	245,620	9,522,687

		26,026,779

Utilities-0.12%
NRG Energy, Inc.	86,347	3,092,950

Total Common Stocks & Other Equity Interests (Cost $2,142,349,672)		2,667,522,084

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $1,406,928)	1,406,928	1,406,928

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $2,143,756,600)		2,668,929,012

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.90%
Invesco Private Government Fund, 0.01%(d)(e)(f)	9,617,056	$9,617,056
Invesco Private Prime Fund, 0.11%(d)(e)(f)	14,419,817	14,425,585

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $24,042,641)		24,042,641

TOTAL INVESTMENTS IN SECURITIES-100.85% (Cost $2,167,799,241)		2,692,971,653
OTHER ASSETS LESS LIABILITIES-(0.85)%		(22,753,696)

NET ASSETS-100.00%		$2,670,217,957

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$36,754,680	$(35,347,752)	$-	$-	$1,406,928	$246
Invesco Premier U.S. Government Money Portfolio, Institutional Class	1,594,867	24,558,145	(26,153,012)	-	-	-	377
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	46,012,027	(36,394,971)	-	-	9,617,056	163	*
Invesco Private Prime Fund	-	68,081,877	(53,656,292)	-	-	14,425,585	2,109	*

Total	$1,594,867	$175,406,729	$(151,552,027)	$-	$-	$25,449,569	$2,895

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P Spin-Off ETF (CSD)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-2.05%
Cars.com, Inc.(b)	41,864	$553,023
Madison Square Garden Entertainment Corp.(b)	10,968	993,811

		1,546,834

Consumer Discretionary-18.79%
frontdoor, inc.(b)	53,123	2,843,674
Kontoor Brands, Inc.	29,225	1,836,207
Penn National Gaming, Inc.(b)	54,238	4,833,690
Veoneer, Inc. (Sweden)(b)(c)	58,254	1,334,017
Wyndham Hotels & Resorts, Inc.	45,837	3,351,143

		14,198,731

Energy-5.96%
ChampionX Corp.(b)	115,813	2,433,231
Equitrans Midstream Corp.	253,387	2,067,638

		4,500,869

Financials-3.36%
Brighthouse Financial, Inc.(b)	54,280	2,539,761

Health Care-2.34%
Covetrus, Inc.(b)	61,780	1,769,997

Industrials-32.48%
Arcosa, Inc.	29,928	1,804,359
Carrier Global Corp.	130,062	5,668,102
IAA, Inc.(b)	79,700	5,005,957
nVent Electric PLC	104,476	3,181,294
Otis Worldwide Corp.	79,741	6,209,432
Resideo Technologies, Inc.(b)	88,919	2,668,459

		24,537,603

Information Technology-12.22%
Concentrix Corp.(b)	22,249	3,457,050
Perspecta, Inc.	85,050	2,489,413
Vontier Corp.(b)	104,703	3,281,392

		9,227,855

Materials-14.84%
Corteva, Inc.	118,767	5,791,079
Dow, Inc.	86,769	5,423,063

		11,214,142

	Shares	Value
Real Estate-7.94%
Apartment Income REIT Corp.	77,873	$3,515,966
CorePoint Lodging, Inc.(b)	24,223	241,988
JBG SMITH Properties	68,671	2,239,361

		5,997,315

Total Common Stocks & Other Equity Interests (Cost $59,822,727)		75,533,107

Money Market Funds-0.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $175,341)	175,341	175,341

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.21% (Cost $59,998,068)		75,708,448

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.85%
Invesco Private Government Fund, 0.01%(d)(e)(f)	557,174	557,174
Invesco Private Prime Fund, 0.11%(d)(e)(f)	835,427	835,762

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,392,936)		1,392,936

TOTAL INVESTMENTS IN SECURITIES-102.06% (Cost $61,391,004)		77,101,384
OTHER ASSETS LESS LIABILITIES-(2.06)%		(1,553,433)

NET ASSETS-100.00%		$75,547,951

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P Spin-Off ETF (CSD)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,773,009	$(2,597,668)	$-	$-	$175,341	$30
Invesco Premier U.S. Government Money Portfolio, Institutional Class	283,239	816,933	(1,100,172)	-	-	-	65
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,370,710	21,064,411	(23,877,947)	-	-	557,174	455	*
Invesco Private Prime Fund	-	8,460,263	(7,624,616)	-	115	835,762	749	*

Total	$3,653,949	$33,114,616	$(35,200,403)	$-	$115	$1,568,277	$1,299

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Water Resources ETF (PHO)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Building Products-7.89%
A.O. Smith Corp.	989,096	$67,011,254
Advanced Drainage Systems, Inc.	533,992	59,625,547

		126,636,801

Chemicals-7.84%
Ecolab, Inc.	560,902	125,709,356

Commercial Services & Supplies-3.38%
Tetra Tech, Inc.	424,548	54,185,061

Construction & Engineering-3.37%
Aegion Corp.(b)	244,999	7,374,470
Northwest Pipe Co.(b)	55,232	1,837,568
Valmont Industries, Inc.	181,807	44,879,058

		54,091,096

Electronic Equipment, Instruments & Components-3.98%
Badger Meter, Inc.	257,682	24,064,922
Itron, Inc.(b)	441,424	39,701,675

		63,766,597

Health Care Equipment & Supplies-8.46%
Danaher Corp.	534,638	135,765,974

Industrial Conglomerates-8.65%
Roper Technologies, Inc.	310,986	138,836,590

Life Sciences Tools & Services-4.01%
Waters Corp.(b)	214,516	64,326,913

Machinery-34.50%
Energy Recovery, Inc.(b)	345,860	7,332,232
Evoqua Water Technologies Corp.(b)	2,391,882	68,359,988
Franklin Electric Co., Inc.	205,175	16,674,572
Gorman-Rupp Co. (The)	80,780	2,788,526
IDEX Corp.	300,885	67,458,417
Lindsay Corp.	102,044	16,916,854
Mueller Industries, Inc.	329,692	14,793,280
Mueller Water Products, Inc., Class A	1,078,288	15,484,216
Pentair PLC	1,049,990	67,734,855
Rexnord Corp.	1,061,393	52,995,352
Toro Co. (The)	541,418	62,046,503
Watts Water Technologies, Inc., Class A	244,728	30,480,872
Xylem, Inc.	1,179,639	130,527,055

		553,592,722

Water Utilities-17.91%
American States Water Co.	261,674	20,721,964

	Shares	Value
Water Utilities-(continued)
American Water Works Co., Inc.	827,725	$129,116,823
Artesian Resources Corp., Class A	33,152	1,340,998
California Water Service Group	284,781	16,730,884
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)(c)	3,280,331	25,783,402
Consolidated Water Co. Ltd. (Cayman Islands)(c)	122,765	1,444,944
Essential Utilities, Inc.	1,396,105	65,798,429
Global Water Resources, Inc.	43,746	745,869
Middlesex Water Co.	186,981	15,336,181
SJW Group	119,985	7,865,017
York Water Co. (The)	47,222	2,438,544

		287,323,055

Total Common Stocks & Other Equity Interests (Cost $1,087,499,556)		1,604,234,165

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $1,323,600)	1,323,600	1,323,600

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $1,088,823,156)		1,605,557,765

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.71%
Invesco Private Government Fund, 0.01%(d)(e)(f)	10,980,288	10,980,288
Invesco Private Prime Fund, 0.11%(d)(e)(f)	16,463,847	16,470,432

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,450,720)		27,450,720

TOTAL INVESTMENTS IN SECURITIES-101.78% (Cost $1,116,273,876)		1,633,008,485
OTHER ASSETS LESS LIABILITIES-(1.78)%		(28,596,398)

NET ASSETS-100.00%		$1,604,412,087

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Water Resources ETF (PHO)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$9,918,150	$(8,594,550)	$-	$-	$1,323,600	$158
Invesco Premier U.S. Government Money Portfolio, Institutional Class	1,084,687	7,496,434	(8,581,121)	-	-	-	319
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	117,953	133,798,043	(122,935,708)	-	-	10,980,288	511	*
Invesco Private Prime Fund	-	37,298,474	(20,828,048)	-	6	16,470,432	775	*

Total	$1,202,640	$188,511,101	$(160,939,427)	$-	$6	$28,774,320	$1,763

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco WilderHill Clean Energy ETF (PBW)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Auto Components-4.42%
Gentherm, Inc.(b)	510,810	$36,369,672
Kandi Technologies Group, Inc. (China)(b)(c)(d)	6,171,348	35,546,964
QuantumScape Corp.(b)(d)	691,670	25,273,622

		97,190,258

Automobiles-13.66%
Arcimoto, Inc.(b)(c)(d)	2,232,183	23,013,807
AYRO, Inc.(b)(c)(d)	4,484,392	24,798,688
Canoo, Inc.(b)(d)	2,368,216	20,887,665
ElectraMeccanica Vehicles Corp. (Canada)(b)(c)(d)	6,871,966	28,518,659
Fisker, Inc.(b)(d)	1,813,293	23,790,404
Lordstown Motors Corp., Class A(b)(d)	3,156,742	31,283,313
NIO, Inc., ADR (China)(b)	965,113	38,450,102
Tesla, Inc.(b)	60,165	42,683,458
Workhorse Group, Inc.(b)(d)	2,733,410	33,866,950
XPeng, Inc., ADR (China)(b)(d)	1,093,942	32,719,805

		300,012,851

Chemicals-7.53%
Air Products and Chemicals, Inc.	132,889	38,335,819
Albemarle Corp.	271,333	45,630,071
Livent Corp.(b)(d)	2,267,745	40,864,765
Sociedad Quimica y Minera de Chile S.A., ADR (Chile)	769,671	40,592,448

		165,423,103

Construction & Engineering-8.87%
Ameresco, Inc., Class A(b)	820,597	43,319,316
Infrastructure and Energy Alternatives, Inc.(b)(c)(d)	2,503,812	33,000,242
MYR Group, Inc.(b)	526,942	41,048,782
Quanta Services, Inc.	425,616	41,131,530
ReneSola Ltd., ADR (China)(b)(c)(d)	3,762,399	36,231,902

		194,731,772

Electrical Equipment-23.56%
Advent Technologies Holdings, Inc.(b)(c)(d)	2,442,535	29,359,271
American Superconductor Corp.(b)(c)	1,568,556	25,834,117
Array Technologies, Inc.(b)	1,507,886	42,462,070
Ballard Power Systems, Inc. (Canada)(b)(d)	1,506,909	32,956,100
Beam Global(b)(c)(d)	970,923	33,428,879
Bloom Energy Corp., Class A(b)(d)	1,337,969	34,747,055
Broadwind, Inc.(b)(c)(d)	2,097,564	10,844,406
ChargePoint Holdings, Inc.(b)(d)	1,528,815	38,709,596
Eos Energy Enterprises, Inc.(b)(d)	2,115,148	27,814,196
Flux Power Holdings, Inc.(b)(c)(d)	993,186	10,954,842
FuelCell Energy, Inc.(b)(d)	2,551,137	24,771,540
Plug Power, Inc.(b)(d)	966,646	27,559,077
Romeo Power, Inc.(b)(d)	3,252,332	28,002,579
Shoals Technologies Group, Inc., Class A(b)	1,094,827	35,111,102
Sunrun, Inc.(b)	693,368	33,975,032
Sunworks, Inc.(b)(c)(d)	2,967,844	33,210,174
TPI Composites, Inc.(b)(d)	898,210	47,739,861

		517,479,897

	Shares	Value
Electronic Equipment, Instruments & Components-1.63%
Itron, Inc.(b)	397,427	$35,744,584

Independent Power and Renewable Electricity Producers-5.33%
Azure Power Global Ltd. (India)(b)	1,604,935	37,378,936
Ormat Technologies, Inc.(d)	565,859	40,968,192
Sunnova Energy International, Inc.(b)	1,093,878	38,635,771

		116,982,899

Machinery-4.77%
ESCO Technologies, Inc.	338,365	36,800,577
GreenPower Motor Co., Inc. (Canada)(b)(c)	1,681,176	30,664,650
Woodward, Inc.	299,361	37,423,119

		104,888,346

Metals & Mining-4.56%
Lithium Americas Corp. (Canada)(b)(d)	2,599,145	36,803,893
MP Materials Corp.(b)(d)	963,763	28,951,440
Piedmont Lithium Ltd., ADR (Australia)(b)(d)	486,388	34,387,632

		100,142,965

Oil, Gas & Consumable Fuels-3.99%
Aemetis, Inc.(b)(c)(d)	1,548,874	28,235,973
Gevo, Inc.(b)(d)	4,015,321	27,223,876
Renewable Energy Group, Inc.(b)	578,075	32,094,724

		87,554,573

Professional Services-1.62%
Willdan Group, Inc.(b)(c)(d)	930,838	35,530,087

Semiconductors & Semiconductor Equipment-18.48%
Advanced Energy Industries, Inc.	355,148	39,176,376
Canadian Solar, Inc. (Canada)(b)(d)	925,915	38,184,735
Cree, Inc.(b)	350,362	34,832,990
Daqo New Energy Corp., ADR (China)(b)	589,796	47,472,680
Enphase Energy, Inc.(b)	228,664	31,841,462
First Solar, Inc.(b)	545,192	41,723,544
JinkoSolar Holding Co. Ltd., ADR (China)(b)(d)	1,002,266	37,043,751
Maxeon Solar Technologies Ltd.(b)	1,416,965	25,505,370
SolarEdge Technologies, Inc.(b)	127,770	33,672,506
SPI Energy Co. Ltd. (Australia)(b)(c)(d)	1,622,171	10,917,211
SunPower Corp.(b)(d)	1,210,974	31,109,922
Universal Display Corp.	154,409	34,539,749

		406,020,296

Specialty Retail-1.53%
Blink Charging Co.(b)(d)	915,514	33,690,915

Total Common Stocks & Other Equity Interests (Cost $2,471,804,987)		2,195,392,546

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(e) (Cost $1,137,874)	1,137,874	1,137,874

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $2,472,942,861)		2,196,530,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-32.89%
Invesco Private Government Fund, 0.01%(c)(e)(f)	286,190,190	$286,190,190
Invesco Private Prime Fund, 0.11%(c)(e)(f)	435,983,186	436,157,584

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $722,347,770)		722,347,774

TOTAL INVESTMENTS IN SECURITIES-132.89% (Cost $3,195,290,631)		2,918,878,194
OTHER ASSETS LESS LIABILITIES-(32.89)%		(722,482,322)

NET ASSETS-100.00%		$2,196,395,872

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$35,543,217	$(34,405,343)	$-	$-	$1,137,874	$245
Invesco Premier U.S. Government Money Portfolio, Institutional Class	341,342	2,978,871	(3,320,213)	-	-	-	105
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	48,947,742	1,373,352,154	(1,136,109,706)	-	-	286,190,190	34,903	*
Invesco Private Prime Fund	-	1,568,536,583	(1,132,409,968)	4	30,965	436,157,584	201,980	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Investments in Other Affiliates:
Advent Technologies Holdings, Inc.	$-	$38,752,596	$(2,230,124)	$(6,918,194)	$(245,007)	$29,359,271	$-
Aemetis, Inc.	-	37,122,316	(2,449,295)	(6,458,982)	21,934	28,235,973	-
American Superconductor Corp.	1,143,669	66,088,320	(41,134,273)	(3,029,011)	2,765,412	25,834,117	-
Arcimoto, Inc.	-	62,861,621	(29,809,635)	(8,707,355)	(1,330,824)	23,013,807	-
AYRO, Inc.	-	33,885,566	(5,160,499)	(3,990,500)	64,121	24,798,688	-
Beam Global	-	74,667,319	(10,876,875)	(28,233,879)	(2,127,686)	33,428,879	-
Broadwind, Inc.	-	17,321,864	-	(6,477,458)	-	10,844,406	-
ElectraMeccanica Vehicles Corp.	-	56,251,014	(13,157,107)	(18,746,676)	4,171,428	28,518,659	-
Flux Power Holdings, Inc.	-	24,111,965	(4,139,080)	(8,017,670)	(1,000,373)	10,954,842	-
GreenPower Motor Co., Inc.	-	84,906,467	(27,987,921)	(18,673,321)	(7,580,575)	30,664,650	-
Infrastructure and Energy Alternatives, Inc.	-	51,596,125	(17,219,935)	(7,264,175)	5,888,227	33,000,242	-
Kandi Technologies Group, Inc.	-	74,530,465	(24,547,693)	(10,806,911)	(3,628,897)	35,546,964	-
ReneSola Ltd., ADR	-	104,003,414	(43,990,711)	(8,254,268)	(15,526,533)	36,231,902	-
SPI Energy Co. Ltd.	-	18,383,213	(4,134,513)	(3,056,077)	(275,412)	10,917,211	-
Sunworks, Inc.	-	41,164,689	(2,549,116)	(5,271,070)	(134,329)	33,210,174	-
Willdan Group, Inc.	7,689,203	58,245,137	(33,655,322)	1,282,767	1,968,302	35,530,087	-

Total	$58,121,956	$3,824,302,916	$(2,569,287,329)	$(142,622,776)	$(16,939,247)	$1,153,575,520	$237,233

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	All or a portion of this security was out on loan at April 30, 2021.
(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	10.36%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Statements of Assets and Liabilities

April 30, 2021

	Invesco Aerospace & Defense ETF (PPA)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)
Assets:
Unaffiliated investments in securities, at value(a)	$743,894,499	$1,789,634,529	$222,376,963	$274,234,864
Affiliated investments in securities, at value	19,917,292	145,466,916	14,454,504	68,044,185
Other investments:
Unrealized appreciation on swap agreements – OTC	-	-	249,107	-
Cash	-	-	717	82,987
Foreign currencies, at value	-	-	16,276	-
Deposits with brokers:
Cash segregated as collateral	-	-	787,096	-
Receivable for:
Dividends	247,257	271,361	361,502	11
Swap receivables	-	-	1,308,758	-
Securities lending	1,812	10,715	4,904	52,764
Investments sold	-	3,505,568	-	60
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	-	-	171,135	-
Foreign tax reclaims	-	-	604,276	-
Other assets	42,523	-	-	-

Total assets	764,103,383	1,938,889,089	240,335,238	342,414,871

Liabilities:
Other investments:
Open written options, at value	-	-	-	-
Due to custodian	-	-	-	-
Due to foreign custodian	-	-	-	-
Payable for:
Investments purchased	-	-	171,135	-
Collateral upon return of securities loaned	19,757,755	144,765,747	4,679,133	67,600,945
Collateral upon receipt of securities in-kind	-	-	787,096	-
Fund shares repurchased	-	3,499,221	-	-
Expenses recaptured	-	-	-	155
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	301,963	767,535	91,923	115,147
Accrued trustees’ and officer’s fees	88,877	183,323	90,583	94,326
Accrued expenses	559,758	636,291	162,786	309,640

Total liabilities	20,708,353	149,852,117	5,982,656	68,120,213

Net Assets	$743,395,030	$1,789,036,972	$234,352,582	$274,294,658

Net assets consist of:
Shares of beneficial interest	$650,163,071	$1,969,152,614	$268,888,582	$466,063,856
Distributable earnings (loss)	93,231,959	(180,115,642)	(34,536,000)	(191,769,198)

Net Assets	$743,395,030	$1,789,036,972	$234,352,582	$274,294,658

Shares outstanding (unlimited amount authorized, $0.01 par value)	9,910,000	20,450,000	15,000,000	4,320,000
Net asset value	$75.01	$87.48	$15.62	$63.49

Market price	$74.97	$87.44	$15.60	$63.52

Unaffiliated investments in securities, at cost	$594,869,534	$1,562,818,881	$164,428,376	$233,647,870

Affiliated investments in securities, at cost	$19,917,292	$145,466,915	$14,454,504	$68,044,184

Foreign currencies (due to foreign custodian), at cost	$-	$-	$15,920	$-

Premium received on written options	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$19,041,282	$139,723,228	$4,441,491	$65,165,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco MSCI Sustainable Future ETF (ERTH)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$486,858,444	$141,298,847	$170,099,739	$2,667,522,084	$75,533,107	$1,604,234,165	$1,765,302,674
77,638,220	9,041,555	51,975	25,449,569	1,568,277	28,774,320	1,153,575,520
-	-	-	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-
315,500	27,442	123,988	2,064,711	33,895	639,280	210,721
-	-	-	-	-	-	-
9,265	2,347	-	1,860	229	646	2,140,937
103,847	6,501,734	-	-	-	-	3,494,845
-	208	-	-	-	-	-
558	-	-	1,846,822	-	4,695,689	-
464,594	752	-	-	-	-	-
-	-	-	-	-	-	-

565,390,428	156,872,885	170,275,702	2,696,885,046	77,135,508	1,638,344,100	2,924,724,697

-	-	2,258,360	-	-	-	-
344,417	58,640	131,859	530	-	138	512
9,201	-	-	-	-	-	-
1	6,457,805	-	1,839,943	-	4,696,135	-
77,638,220	9,041,555	-	24,042,641	1,392,936	27,450,720	722,347,770
-	-	-	-	-	-	-
103,847	-	-	-	-	-	3,514,715
-	-	-	-	-	-	-
-	85,159	67,263	-	-	-	-
202,189	-	-	125,538	30,722	636,178	949,488
63,260	-	-	114,820	13,762	229,753	114,771
222,153	-	-	543,617	150,137	919,089	1,401,569

78,583,288	15,643,159	2,457,482	26,667,089	1,587,557	33,932,013	728,328,825

$486,807,140	$141,229,726	$167,818,220	$2,670,217,957	$75,547,951	$1,604,412,087	$2,196,395,872

$378,522,805	$178,009,582	$174,422,669	$2,394,154,954	$214,781,636	$1,380,833,537	$2,990,670,720
108,284,335	(36,779,856)	(6,604,449)	276,063,003	(139,233,685)	223,578,550	(794,274,848)

$486,807,140	$141,229,726	$167,818,220	$2,670,217,957	$75,547,951	$1,604,412,087	$2,196,395,872

6,500,000	2,322,822	7,700,000	58,390,000	1,170,000	30,750,000	24,998,273
$74.89	$60.80	$21.79	$45.73	$64.57	$52.18	$87.86

$74.75	$60.81	$21.76	$45.75	$64.57	$52.17	$87.72

$437,453,518	$104,760,608	$102,061,875	$2,142,349,672	$59,822,727	$1,087,499,556	$1,896,834,826

$77,638,220	$9,041,555	$60,344	$25,449,569	$1,568,277	$28,774,320	$1,298,455,805

$(9,134)	$-	$-	$-	$-	$-	$-

$-	$-	$2,535,605	$-	$-	$-	$-

$76,411,790	$8,774,971	$-	$22,825,560	$1,320,667	$26,314,684	$683,895,074

59

Statements of Operations

For the year ended April 30, 2021

	Invesco Aerospace & Defense ETF (PPA)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)	Invesco MSCI Sustainable Future ETF (ERTH)
Investment income:
Unaffiliated dividend income	$9,144,088	$7,547,150	$5,220,589	$795,262	$2,936,254
Affiliated dividend income	314	431	3,847	153	51
Securities lending income	6,826	53,125	340,516	362,856	46,125
Foreign withholding tax	(24,002)	-	(146,661)	(33,222)	(218,744)

Total investment income	9,127,226	7,600,706	5,418,291	1,125,049	2,763,686

Expenses:
Unitary management fees	-	-	-	-	-
Advisory fees	3,465,596	8,687,287	874,269	1,151,708	1,815,936
Sub-licensing fees	415,864	1,737,445	174,855	230,344	238,229
Accounting & administration fees	73,309	114,127	24,423	24,531	27,503
Professional fees	35,391	47,122	30,731	33,083	29,722
Custodian & transfer agent fees	30,306	13,848	18,187	70,039	17,331
Trustees’ and officer’s fees	47,460	94,036	42,465	44,669	33,781
Recapture (Note 3)	-	-	-	3,715	-
Tax expenses	59,455	-	-	-	-
Other expenses	99,449	108,188	35,622	29,284	40,084

Total expenses	4,226,830	10,802,053	1,200,552	1,587,373	2,202,586

Less: Waivers	(888)	(878)	(11,390)	(457)	(4,692)

Net expenses	4,225,942	10,801,175	1,189,162	1,586,916	2,197,894

Net investment income (loss)	4,901,284	(3,200,469)	4,229,129	(461,867)	565,792

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(28,011,217)	105,853,923	(1,820,966)	(15,583,860)	90,408,106
Affiliated investment securities	67	1,188	1,162	2,789	496
Unaffiliated in-kind redemptions	74,243,900	494,525,294	13,919,896	51,087,462	53,286,161
Affiliated in-kind redemptions	-	-	-	-	-
Short Sales	-	-	-	-	-
Foreign currencies	-	-	(6,605)	-	108,334
Swap agreements	-	-	5,005,110	-	-
Written options	-	-	-	-	-

Net realized gain (loss)	46,232,750	600,380,405	17,098,597	35,506,391	143,803,097

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	179,147,318	11,364,727	76,244,297	38,219,949	21,143,186
Affiliated investment securities	-	1	-	1	-
Foreign currencies	-	-	41,136	-	28,084
Swap agreements	-	-	106,815	-	-
Written options	-	-	-	-	-

Change in net unrealized appreciation (depreciation)	179,147,318	11,364,728	76,392,248	38,219,950	21,171,270

Net realized and unrealized gain	225,380,068	611,745,133	93,490,845	73,726,341	164,974,367

Net increase in net assets resulting from operations	$230,281,352	$608,544,664	$97,719,974	$73,264,474	$165,540,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$1,439,366	$2,907,240	$39,081,174	$855,952	$11,973,046	$1,571,105
28	1,551	623	95	477	350
31,035	-	276,596	12,101	134,358	17,516,840
(2,882)	-	-	-	-	(104,974)

1,467,547	2,908,791	39,358,393	868,148	12,107,881	18,983,321

886,394	848,636	-	-	-	-
-	-	3,395,551	327,165	6,122,313	7,201,400
-	-	647,829	32,689	918,351	1,440,302
-	-	119,955	17,207	81,962	29,891
-	-	52,083	27,738	39,792	32,004
-	-	13,723	4,839	16,615	10,660
-	-	72,257	11,720	107,004	60,487
-	-	-	-	-	8,676
-	-	-	-	540	-
-	-	89,310	23,320	108,362	38,648

886,394	848,636	4,390,708	444,678	7,394,939	8,822,068

(78)	(84)	(996,442)	(20,111)	(1,453)	(884)

886,316	848,552	3,394,266	424,567	7,393,486	8,821,184

581,231	2,060,239	35,964,127	443,581	4,714,395	10,162,137

2,011,102	3,775,459	(64,694,045)	(11,690,907)	(8,249,994)	(62,345,463)
631	(11,884)	-	115	6	(16,939,247)
26,583,123	28,046,139	303,908,943	7,081,566	147,953,615	781,311,332
-	(8,425)	-	-	-	-
-	382,588	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	(27,907,296)	-	-	-	-

28,594,856	4,276,581	239,214,898	(4,609,226)	139,703,627	702,026,622

38,569,122	33,755,265	442,404,302	45,720,361	363,934,247	(141,257,612)
-	60,511	-	-	-	(142,622,776)
-	-	-	-	-	-
-	-	-	-	-	-
-	675,510	-	-	-	-

38,569,122	34,491,286	442,404,302	45,720,361	363,934,247	(283,880,388)

67,163,978	38,767,867	681,619,200	41,111,135	503,637,874	418,146,234

$67,745,209	$40,828,106	$717,583,327	$41,554,716	$508,352,269	$428,308,371

61

Statements of Changes in Net Assets

For the years ended April 30, 2021 and 2020

	Invesco Aerospace & Defense ETF (PPA)		Invesco DWA Momentum ETF (PDP)
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$4,901,284	$12,424,357	$(3,200,469)	$4,998,670
Net realized gain (loss)	46,232,750	72,392,521	600,380,405	102,889,535
Change in net unrealized appreciation (depreciation)	179,147,318	(228,085,289)	11,364,728	(110,567,407)

Net increase (decrease) in net assets resulting from operations	230,281,352	(143,268,411)	608,544,664	(2,679,202)

Distributions to Shareholders from:
Distributable earnings	(4,974,374)	(13,331,485)	(513,422)	(5,893,292)

Shareholder Transactions:
Proceeds from shares sold	96,845,229	292,816,193	1,889,632,495	959,059,358
Value of shares repurchased	(287,278,268)	(365,941,060)	(1,999,394,937)	(1,205,665,921)

Net increase (decrease) in net assets resulting from share transactions	(190,433,039)	(73,124,867)	(109,762,442)	(246,606,563)

Net increase (decrease) in net assets	34,873,939	(229,724,763)	498,268,800	(255,179,057)

Net assets:
Beginning of year	708,521,091	938,245,854	1,290,768,172	1,545,947,229

End of year	$743,395,030	$708,521,091	$1,789,036,972	$1,290,768,172

Changes in Shares Outstanding:
Shares sold	1,410,000	4,350,000	24,410,000	15,400,000
Shares repurchased	(4,650,000)	(6,350,000)	(25,260,000)	(20,400,000)
Shares outstanding, beginning of year	13,150,000	15,150,000	21,300,000	26,300,000

Shares outstanding, end of year	9,910,000	13,150,000	20,450,000	21,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Global Listed Private Equity ETF (PSP)		Invesco Golden Dragon China ETF (PGJ)		Invesco MSCI Sustainable Future ETF (ERTH)		Invesco Raymond James SB-1 Equity ETF (RYJ)
2021	2020	2021	2020	2021	2020	2021	2020

$4,229,129	$9,030,439	$(461,867)	$745,074	$565,792	$1,036,700	$581,231	$1,157,559
17,098,597	(3,030,231)	35,506,391	2,728,288	143,803,097	8,105,621	28,594,856	(19,215,109)
76,392,248	(38,168,352)	38,219,950	(13,412,002)	21,171,270	(23,545,371)	38,569,122	(19,794,893)

97,719,974	(32,168,144)	73,264,474	(9,938,640)	165,540,159	(14,403,050)	67,745,209	(37,852,443)

(7,353,679)	(16,078,401)	(416,183)	(714,749)	(1,027,732)	(1,440,705)	(349,993)	(323,015)

55,921,055	23,117,409	149,050,053	17,360,132	206,512,897	62,240,855	48,213,600	24,336,099
(53,468,279)	(77,780,142)	(109,053,471)	(61,986,742)	(108,276,729)	(2,459,244)	(75,982,774)	(57,713,018)

2,452,776	(54,662,733)	39,996,582	(44,626,610)	98,236,168	59,781,611	(27,769,174)	(33,376,919)

92,819,071	(102,909,278)	112,844,873	(55,279,999)	262,748,595	43,937,856	39,626,042	(71,552,377)

141,533,511	244,442,789	161,449,785	216,729,784	224,058,545	180,120,689	101,603,684	173,156,061

$234,352,582	$141,533,511	$274,294,658	$161,449,785	$486,807,140	$224,058,545	$141,229,726	$101,603,684

4,400,000	2,000,000	2,220,000	450,000	3,100,000	1,300,000	970,000	550,000
(4,600,000)	(7,000,000)	(1,900,000)	(1,600,000)	(1,850,000)	(50,000)	(1,620,000)	(1,400,000)
15,200,000	20,200,000	4,000,000	5,150,000	5,250,000	4,000,000	2,972,822	3,822,822

15,000,000	15,200,000	4,320,000	4,000,000	6,500,000	5,250,000	2,322,822	2,972,822

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2021 and 2020

	Invesco S&P 500 BuyWrite ETF (PBP)		Invesco S&P 500® Quality ETF (SPHQ)
	2021	2020	2021	2020
Operations:
Net investment income	$2,060,239	$4,401,286	$35,964,127	$28,266,423
Net realized gain (loss)	4,276,581	(2,324,713)	239,214,898	183,954,019
Change in net unrealized appreciation (depreciation)	34,491,286	(33,635,869)	442,404,302	(133,533,362)

Net increase (decrease) in net assets resulting from operations	40,828,106	(31,559,296)	717,583,327	78,687,080

Distributions to Shareholders from:
Distributable earnings	(2,096,531)	(16,120,225)	(35,227,013)	(29,893,841)

Shareholder Transactions:
Proceeds from shares sold	5,023,505	34,567,631	1,566,882,564	1,475,919,631
Value of shares repurchased	(68,749,755)	(114,852,886)	(1,335,231,097)	(1,238,287,812)

Net increase (decrease) in net assets resulting from share transactions	(63,726,250)	(80,285,255)	231,651,467	237,631,819

Net increase (decrease) in net assets	(24,994,675)	(127,964,776)	914,007,781	286,425,058

Net assets:
Beginning of year	192,812,895	320,777,671	1,756,210,176	1,469,785,118

End of year	$167,818,220	$192,812,895	$2,670,217,957	$1,756,210,176

Changes in Shares Outstanding:
Shares sold	250,000	1,650,000	40,490,000	44,000,000
Shares repurchased	(3,600,000)	(5,600,000)	(34,350,000)	(35,900,000)
Shares outstanding, beginning of year	11,050,000	15,000,000	52,250,000	44,150,000

Shares outstanding, end of year	7,700,000	11,050,000	58,390,000	52,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P Spin-Off ETF (CSD)		Invesco Water Resources ETF (PHO)		Invesco WilderHill Clean Energy ETF (PBW)
2021	2020	2021	2020	2021	2020

$443,581	$1,355,319	$4,714,395	$4,276,799	$10,162,137	$3,223,839
(4,609,226)	1,801,675	139,703,627	99,235,907	702,026,622	22,752,526
45,720,361	(40,945,084)	363,934,247	(116,797,908)	(283,880,388)	(14,178,311)

41,554,716	(37,788,090)	508,352,269	(13,285,202)	428,308,371	11,798,054

(669,670)	(1,120,510)	(4,879,305)	(5,715,127)	(9,830,994)	(3,920,663)

12,625,886	40,322,241	393,235,944	287,158,938	3,043,741,601	194,434,625
(36,410,061)	(89,780,974)	(284,142,432)	(217,581,815)	(1,513,699,302)	(99,293,024)

(23,784,175)	(49,458,733)	109,093,512	69,577,123	1,530,042,299	95,141,601

17,100,871	(88,367,333)	612,566,476	50,576,794	1,948,519,676	103,018,992

58,447,080	146,814,413	991,845,611	941,268,817	247,876,196	144,857,204

$75,547,951	$58,447,080	$1,604,412,087	$991,845,611	$2,196,395,872	$247,876,196

280,000	850,000	8,560,000	7,750,000	33,950,000	5,850,000
(810,000)	(1,950,000)	(6,610,000)	(6,100,000)	(16,720,000)	(3,200,000)
1,700,000	2,800,000	28,800,000	27,150,000	7,768,273	5,118,273

1,170,000	1,700,000	30,750,000	28,800,000	24,998,273	7,768,273

65

Financial Highlights

Invesco Aerospace & Defense ETF (PPA)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$53.88	$61.93	$55.62	$44.81	$36.43

Net investment income(a)	0.44	0.80	0.49	0.42	0.60
Net realized and unrealized gain (loss) on investments	21.13	(7.98)	6.30	10.79	8.43

Total from investment operations	21.57	(7.18)	6.79	11.21	9.03

Distributions to shareholders from:
Net investment income	(0.44)	(0.87)	(0.48)	(0.40)	(0.65)

Net asset value at end of year	$75.01	$53.88	$61.93	$55.62	$44.81

Market price at end of year(b)	$74.97	$53.98	$61.94	$55.66	$44.84

Net Asset Value Total Return(c)	40.21%	(11.64)%	12.33%	25.13%	25.06%
Market Price Total Return(c)	39.87%	(11.48)%	12.27%	25.14%	25.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$743,395	$708,521	$938,246	$1,006,709	$569,149
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.59%	0.59%	0.60%	0.61%
Expenses, prior to Waivers	0.61%	0.59%	0.59%	0.60%	0.61%
Net investment income	0.71%	1.22%	0.86%	0.80%	1.47%
Portfolio turnover rate(d)	22%	18%	15%	7%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco DWA Momentum ETF (PDP)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$60.60	$58.78	$52.66	$45.86	$40.51

Net investment income (loss)(a)	(0.15)	0.19	0.11	0.13	0.28
Net realized and unrealized gain on investments	27.05	1.86	6.10	6.81	5.41

Total from investment operations	26.90	2.05	6.21	6.94	5.69

Distributions to shareholders from:
Net investment income	(0.02)	(0.23)	(0.09)	(0.13)	(0.34)
Return of capital	-	-	-	(0.01)	-

Total distributions	(0.02)	(0.23)	(0.09)	(0.14)	(0.34)

Net asset value at end of year	$87.48	$60.60	$58.78	$52.66	$45.86

Market price at end of year(b)	$87.44	$60.68	$58.79	$52.72	$45.87

Net Asset Value Total Return(c)	44.41%	3.53%	11.81%	15.17%	14.12%
Market Price Total Return(c)	44.15%	3.65%	11.70%	15.28%	14.17%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,789,037	$1,290,768	$1,545,947	$1,521,909	$1,417,070
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.62%	0.62%	0.63%	0.63%
Expenses, prior to Waivers	0.62%	0.62%	0.62%	0.63%	0.63%
Net investment income (loss)	(0.18)%	0.32%	0.20%	0.26%	0.65%
Portfolio turnover rate(d)	124%	82%	82%	68%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco Global Listed Private Equity ETF (PSP)

	Years Ended April 30,
	2021	2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$9.31	$12.10		$12.19	$12.25		$10.45

Net investment income(a)	0.30	0.52	(b)	0.32	0.40	(c)	0.41
Net realized and unrealized gain (loss) on investments	6.53	(2.36)		(0.03)	0.99		1.85

Total from investment operations	6.83	(1.84)		0.29	1.39		2.26

Distributions to shareholders from:
Net investment income	(0.52)	(0.95)		(0.38)	(1.40)		(0.46)
Return of capital	-	-		-	(0.05)		-

Total distributions	(0.52)	(0.95)		(0.38)	(1.45)		(0.46)

Net asset value at end of year	$15.62	$9.31		$12.10	$12.19		$12.25

Market price at end of year(d)	$15.60	$9.32		$12.13	$12.21		$12.29

Net Asset Value Total Return(e)	75.17%	(15.82)%		2.28%	11.76%		22.21%
Market Price Total Return(e)	74.76%	(15.92)%		2.36%	11.57%		23.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$234,353	$141,534		$244,443	$245,052		$286,143
Ratio to average net assets of:
Expenses, after Waivers(f)	0.68%	0.63%		0.64%	0.64%		0.66%
Expenses, prior to Waivers(f)	0.69%	0.65%		0.66%	0.65%		0.67%
Net investment income	2.42%	4.47	%(b)	2.79%	3.16	%(c)	3.77%
Portfolio turnover rate(g)	47%	50%		64%	44%		39%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.33 and 2.82%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.30 and 2.37%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco Golden Dragon China ETF (PGJ)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$40.36	$42.08		$45.58	$35.69	$30.51
Net investment income (loss)(a)	(0.12)	0.16		0.11	0.31	0.19
Net realized and unrealized gain (loss) on investments	23.36	(1.72)		(3.51)	10.50	5.54
Total from investment operations	23.24	(1.56)		(3.40)	10.81	5.73
Distributions to shareholders from:
Net investment income	(0.11)	(0.16)		(0.10)	(0.92)	(0.55)

Net asset value at end of year	$63.49	$40.36		$42.08	$45.58	$35.69
Market price at end of year(b)	$63.52	$40.32		$42.11	$45.58	$35.69
Net Asset Value Total Return(c)	57.61%	(3.67)%		(7.46)%	30.46%	19.23%
Market Price Total Return(c)	57.84%	(3.83)%		(7.39)%	30.46%	19.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$274,295	$161,450		$216,730	$271,208	$153,460
Ratio to average net assets of:
Expenses, after Waivers	0.69%	0.70	%(d)	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.69%	0.71	%(d)	0.70%	0.70%	0.73%
Net investment income (loss)	(0.20)%	0.40	%(d)	0.27%	0.70%	0.61%
Portfolio turnover rate(e)	40%	30%		36%	25%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco MSCI Sustainable Future ETF (ERTH)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$42.68	$45.03	$42.12	$37.06	$30.41
Net investment income(a)	0.10	0.23	0.19	0.25	0.59	(b)
Net realized and unrealized gain (loss) on investments	32.29	(2.25)	2.95	5.18	6.41
Total from investment operations	32.39	(2.02)	3.14	5.43	7.00
Distributions to shareholders from:
Net investment income	(0.18)	(0.33)	(0.23)	(0.37)	(0.35)

Net asset value at end of year	$74.89	$42.68	$45.03	$42.12	$37.06
Market price at end of year(c)	$74.75	$42.74	$45.21	$42.26	$37.19
Net Asset Value Total Return(d)	75.99%	(4.49)%	7.48%	14.74%	23.21%
Market Price Total Return(d)	75.42%	(4.73)%	7.55%	14.72%	24.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$486,807	$224,059	$180,121	$160,057	$92,639
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.65%	0.68%	0.67%	0.68%
Expenses, prior to Waivers	0.61%	0.65%	0.68%	0.68%	0.73%
Net investment income	0.16%	0.51%	0.47%	0.61%	1.81	%(b)
Portfolio turnover rate(e)	140%	75%	21%	17%	24%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.39 and 1.20%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco Raymond James SB-1 Equity ETF (RYJ)

				Eight Months Ended April 30, 2019
	Years Ended April 30,					Years Ended August 31,
	2021		2020			2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$34.18		$45.30	$49.24		$39.34	$35.99	$34.24
Net investment income(a)	0.23		0.33	0.13		0.27	0.12	0.29
Net realized and unrealized gain (loss) on investments	26.53		(11.35)	(3.55)		9.63	3.82	1.76
Total from investment operations	26.76		(11.02)	(3.42)		9.90	3.94	2.05
Distributions to shareholders from:
Net investment income	(0.14)		(0.10)	(0.52)		-	(0.52)	(0.30)
Return of capital	-		-	-		-	(0.07)	-
Total distributions	(0.14)		(0.10)	(0.52)		-	(0.59)	(0.30)
Net asset value at end of period	$60.80		$34.18	$45.30		$49.24	$39.34	$35.99
Market price at end of period	$60.81	(b)	$34.22 (b)	$45.30	(b)	$49.19 (b)	$39.32	$36.01
Net Asset Value Total Return(c)	78.39%		(24.40)%	(6.60)%		25.16%	11.00%	6.08%
Market Price Total Return(c)	78.21%		(24.31)%	(6.51)%		25.10%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$141,230		$101,604	$173,156		$200,560	$185,801	$180,784
Ratio to average net assets of:
Expenses, after Waivers	0.75	%(d)	0.75%	0.75	%(d)(e)	0.71%	0.75%	0.75%
Expenses, prior to Waivers	0.75	%(d)	0.75%	0.75	%(d)(e)	0.71%	0.75%	0.75%
Net investment income	0.49%		0.78%	0.44	%(e)	0.60%	0.30%	0.87%
Portfolio turnover rate(f)	110%		114%	65%		82%	90%	118%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P 500 BuyWrite ETF (PBP)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$17.45	$21.39	$21.29	$22.21	$20.33
Net investment income(a)	0.23	0.33	0.32	0.28	0.29
Net realized and unrealized gain (loss) on investments	4.35	(3.05)	0.32	1.16	2.10
Total from investment operations	4.58	(2.72)	0.64	1.44	2.39
Distributions to shareholders from:
Net investment income	(0.24)	(0.36)	(0.31)	(1.09)	(0.33)
Net realized gains	-	(0.86)	(0.23)	(1.27)	(0.18)
Total distributions	(0.24)	(1.22)	(0.54)	(2.36)	(0.51)
Net asset value at end of year	$21.79	$17.45	$21.39	$21.29	$22.21
Market price at end of year(b)	$21.76	$17.40	$21.39	$21.33	$22.23
Net Asset Value Total Return(c)	26.40%	(13.62)%	3.16%	6.59%	11.86%
Market Price Total Return(c)	26.59%	(13.85)%	2.97%	6.68%	12.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$167,818	$192,813	$320,778	$302,296	$327,596
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.53%	0.75%	0.75%
Net investment income	1.19%	1.56%	1.47%	1.25%	1.37%
Portfolio turnover rate(d)	19%	19%	15%	16%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Quality ETF (SPHQ)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$33.61	$33.29	$29.53	$27.62	$24.70
Net investment income(a)	0.63	0.61	0.51	0.57	0.54
Net realized and unrealized gain on investments	12.11	0.35	3.75	1.89	2.84
Total from investment operations	12.74	0.96	4.26	2.46	3.38
Distributions to shareholders from:
Net investment income	(0.62)	(0.64)	(0.50)	(0.55)	(0.46)
Net asset value at end of year	$45.73	$33.61	$33.29	$29.53	$27.62
Market price at end of year(b)	$45.75	$33.62	$33.30	$29.55	$27.63
Net Asset Value Total Return(c)	38.23%	3.03%	14.63%	8.94%	13.84%
Market Price Total Return(c)	38.26%	3.03%	14.59%	8.98%	13.88%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,670,218	$1,756,210	$1,469,785	$1,327,157	$1,222,223
Ratio to average net assets of:
Expenses, after Waivers	0.15%	0.15%	0.19%	0.29%	0.29%
Expenses, prior to Waivers	0.19%	0.21%	0.26%	0.37%	0.38%
Net investment income	1.59%	1.79%	1.67%	1.95%	2.10%
Portfolio turnover rate(d)	57%	56%	73%	60%	49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco S&P Spin-Off ETF (CSD)

	Years Ended April 30,			Eight Months Ended April 30,		Years Ended August 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$34.38	$52.43	$52.61	$49.42		$42.42	$40.90
Net investment income(a)	0.33	0.58	0.43	0.04		0.39	0.61
Net realized and unrealized gain (loss) on investments	30.41	(18.08)	(0.19)	3.46		7.31	1.91
Total from investment operations	30.74	(17.50)	0.24	3.50		7.70	2.52
Distributions to shareholders from:
Net investment income	(0.55)	(0.55)	(0.42)	(0.20)		(0.70)	(1.00)
Return of capital	-	-	-	(0.11)		-	-
Total distributions	(0.55)	(0.55)	(0.42)	(0.31)		(0.70)	(1.00)
Net asset value at end of period	$64.57	$34.38	$52.43	$52.61		$49.42	$42.42
Market price at end of period	$64.57 (b)	$34.41 (b)	$52.41 (b)	$52.55	(b)	$49.34	$42.42
Net Asset Value Total Return(c)	89.69%	(33.72)%	0.71%	7.10%		18.39%	6.42%
Market Price Total Return(c)	89.53%	(33.64)%	0.78%	7.15%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$75,548	$58,447	$146,814	$202,534		$195,208	$216,319
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.62%	0.62%	0.64	%(d)	0.64%	0.65%
Expenses, prior to Waivers	0.68%	0.62%	0.62%	0.65	%(d)	0.64%	0.71%
Net investment income	0.68%	1.27%	0.84%	0.12	%(d)	0.86%	1.54%
Portfolio turnover rate(e)	57%	55%	49%	24%		44%	116%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights–(continued)

Invesco Water Resources ETF (PHO)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$34.44	$34.67	$30.09	$26.71	$22.99
Net investment income(a)	0.17	0.15	0.16	0.09	0.16
Net realized and unrealized gain (loss) on investments	17.74	(0.18)	4.55	3.39	3.68
Total from investment operations	17.91	(0.03)	4.71	3.48	3.84
Distributions to shareholders from:
Net investment income	(0.17)	(0.20)	(0.13)	(0.10)	(0.12)
Net asset value at end of year	$52.18	$34.44	$34.67	$30.09	$26.71
Market price at end of year(b)	$52.17	$34.49	$34.70	$30.09	$26.70
Net Asset Value Total Return(c)	52.15%	(0.07)%	15.74%	13.07%	16.73%
Market Price Total Return(c)	51.90%	(0.01)%	15.84%	13.11%	16.74%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,604,412	$991,846	$941,269	$821,548	$797,147
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.62%	0.62%
Expenses, prior to Waivers	0.60%	0.60%	0.60%	0.62%	0.62%
Net investment income	0.39%	0.42%	0.51%	0.31%	0.64%
Portfolio turnover rate(d)	22%	26%	31%	23%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco WilderHill Clean Energy ETF (PBW)

	Years Ended April 30,
	2021	2020	2019	2018	2017(a)
Per Share Operating Performance:
Net asset value at beginning of year	$31.91	$28.30	$24.64	$20.85	$20.55
Net investment income(b)	0.61	0.49	0.39	0.31	0.30
Net realized and unrealized gain on investments	55.82	3.73	3.66	3.78	0.40
Total from investment operations	56.43	4.22	4.05	4.09	0.70
Distributions to shareholders from:
Net investment income	(0.48)	(0.61)	(0.39)	(0.30)	(0.40)
Net asset value at end of year	$87.86	$31.91	$28.30	$24.64	$20.85
Market price at end of year(c)	$87.72	$31.93	$28.31	$24.66	$20.85
Net Asset Value Total Return(d)	176.87%	15.13%	16.76%	19.78%	3.60%
Market Price Total Return(d)	176.26%	15.16%	16.70%	19.87%	3.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,196,396	$247,876	$144,857	$116,263	$103,177
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.61%	0.70%	0.71%	0.77%	0.76%
Net investment income	0.71%	1.57%	1.56%	1.30%	1.59%
Portfolio turnover rate(e)	81%	40%	40%	43%	59%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on October 20, 2017.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Aerospace & Defense ETF (PPA)	“Aerospace & Defense ETF”

Invesco DWA Momentum ETF (PDP)	“DWA Momentum ETF”

Invesco Global Listed Private Equity ETF (PSP)	“Global Listed Private Equity ETF”

Invesco Golden Dragon China ETF (PGJ)	“Golden Dragon China ETF”

Invesco MSCI Sustainable Future ETF (ERTH)*	“MSCI Sustainable Future ETF”

Invesco Raymond James SB-1 Equity ETF (RYJ)	“Raymond James SB-1 Equity ETF”

Invesco S&P 500 BuyWrite ETF (PBP)	“S&P 500 BuyWrite ETF”

Invesco S&P 500® Quality ETF (SPHQ)	“S&P 500® Quality ETF”

Invesco S&P Spin-Off ETF (CSD)	“S&P Spin-Off ETF”

Invesco Water Resources ETF (PHO)	“Water Resources ETF”

Invesco WilderHill Clean Energy ETF (PBW)	“WilderHill Clean Energy ETF”
* Effective after the close of markets on March 24, 2021, the Fund’s name changed from Invesco CleantechTM ETF to Invesco MSCI Sustainable Future ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of DWA Momentum ETF, Golden Dragon China ETF and Water Resources ETF, which are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Aerospace & Defense ETF	SPADE® Defense Index

DWA Momentum ETF	Dorsey Wright® Technical Leaders Index

Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index

Golden Dragon China ETF	NASDAQ Golden Dragon China Index

MSCI Sustainable Future ETF	MSCI Global Envrionment Select Index*

Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity index

S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM

S&P 500® Quality ETF	S&P 500® Quality Index

S&P Spin-Off ETF	S&P U.S. Spin-Off Index

Water Resources ETF	NASDAQ OMX US Water IndexSM

WilderHill Clean Energy ETF	WilderHill Clean Energy Index
* Effective after the close of markets on March 24, 2021, the Underlying Index changed from The Cleantech IndexTM to the MSCI Global Environment Select Index.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

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Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation – Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in

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interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that

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investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Listed Private Equity Companies Risk. There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to or provide services to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. A Fund is also subject to the underlying risks which affect the listed private equity companies in which the financial institutions or vehicles held by the Fund invest. Listed private equity companies are subject to various risks depending on their underlying investments, which include additional liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments. By investing in companies in the capital markets whose business is to lend money, there is a risk that the issuer may default on its payments or declare bankruptcy.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

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Non-Diversified Fund Risk. Because Aerospace & Defense ETF, Golden Dragon China ETF, Raymond James SB-1 Equity ETF, S&P Spin-Off ETF and Water Resources ETF are non-diversified, and to the extent certain Funds become non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Thematic Investing Risk. Certain Funds rely on the index provider for the Underlying Index to identify securities that provide exposure to specific environmental themes, as set forth in the Underlying Index methodology. A Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in an Underlying Index do not benefit from the development of the applicable environmental theme. Further, to the extent that an index provider evaluates ESG factors as part of an Underlying Index’s methodology, there is a risk that information used by the index provider to evaluate these ESG factors may not be readily available, complete or accurate. This could negatively impact the index provider’s ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact a Fund’s performance. Performance may also be impacted by the inclusion of non-theme relevant exposures in an Underlying Index. There is no guarantee that an Underlying Index will reflect complete exposure to any particular environmental theme.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each

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Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund (except Raymond James SB-1 Equity ETF and S&P Spin-Off ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Raymond James SB-1 Equity ETF and S&P Spin-Off ETF declare and pay dividends from net investment income, if any, to shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund (except for S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of

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Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two- party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant (“FCM”)) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) accrues

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daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.15% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF accrue daily and pay monthly to the Adviser an annual unitary management fee of 0.75% and 0.49%, respectively, of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2023. The Expense Cap (including sub-licensing fees) for S&P 500® Quality ETF is 0.15% of the Fund’s average daily net assets per year through at least August 31, 2023. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2023. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense ETF, DWA Momentum ETF, Global Listed Private Equity ETF, Golden Dragon China ETF, MSCI Sustainable Future ETF, Water Resources ETF and WilderHill Clean Energy ETF.

Through May 18, 2020, the Adviser agreed to waive a portion of the unitary management fee for Raymond James SB-1 Equity ETF to prevent Fund’s the expenses (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) from exceeding 0.75%.

Additionally, through at least August 31, 2023, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended ended April 30, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense ETF	$888
DWA Momentum ETF	878
Global Listed Private Equity ETF	11,390
Golden Dragon China ETF	457
MSCI Sustainable Future ETF	4,692
Raymond James SB-1 Equity ETF	78
S&P 500 BuyWrite ETF	84
S&P 500® Quality ETF	996,442
S&P Spin-Off ETF	20,111
Water Resources ETF	1,453
WilderHill Clean Energy ETF	884

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

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For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2021 are as follows:

	Total Potential Recapture Amounts

		Potential Recapture Amounts Expiring
		4/30/22	4/30/23	4/30/24
S&P 500® Quality ETF	$2,781,717	$843,964	$943,093	$994,660
S&P Spin-Off ETF	19,836	-	-	19,836

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense ETF	SPADE Indexes
DWA Momentum ETF	Dorsey Wright & Associates, LLC
Global Listed Private Equity ETF	Red Rocks Capital, LLC
Golden Dragon China ETF	Nasdaq, Inc.
MSCI Sustainable Future ETF	MSCI, Inc.
Raymond James SB-1 Equity ETF	Raymond James Research Services, LLC
S&P 500 BuyWrite ETF	S&P Dow Jones Indices LLC
S&P 500® Quality ETF	S&P Dow Jones Indices LLC
S&P Spin-Off ETF	S&P Dow Jones Indices LLC
Water Resources ETF	Nasdaq, Inc.
WilderHill Clean Energy ETF	WilderHill

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Aerospace & Defense ETF	$15,196
DWA Momentum ETF	62,157
Global Listed Private Equity ETF	661
Golden Dragon China ETF	9,301
MSCI Sustainable Future ETF	887
Raymond James SB-1 Equity ETF	42,545
S&P 500 BuyWrite ETF	7
S&P 500® Quality ETF	25,054
S&P Spin-Off ETF	9,858
Water Resources ETF	1,392
WilderHill Clean Energy ETF	42,683

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

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For the fiscal year ended April 30, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
DWA Momentum ETF	$21,281,562	$17,215,439	$146,516
S&P 500 BuyWrite ETF	139,883	1,530	(4,946)
S&P 500® Quality ETF	25,019,859	568,219	(62,401)
WilderHill Clean Energy ETF	3,503,937	5,645,478	(318,398)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2021, for each Fund (except for S&P 500 BuyWrite ETF). As of April 30, 2021, all of the securities in S&P 500 BuyWrite ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value on options held in S&P 500 BuyWrite ETF was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Aerospace & Defense ETF
Investments in Securities
Common Stocks & Other Equity Interests	$743,894,499	$-	$-	$743,894,499
Money Market Funds	159,537	19,757,755	-	19,917,292

Total Investments	$744,054,036	$19,757,755	$-	$763,811,791

DWA Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,789,634,529	$-	$-	$1,789,634,529
Money Market Funds	701,168	144,765,748	-	145,466,916

Total Investments	$1,790,335,697	$144,765,748	$-	$1,935,101,445

Global Listed Private Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$222,376,963	$-	$-	$222,376,963
Money Market Funds	9,775,371	4,679,133	-	14,454,504

Total Investments in Securities	232,152,334	4,679,133	-	236,831,467

Other Investments - Assets*
Swap Agreements	-	249,107	-	249,107

Total Investments	$232,152,334	$4,928,240	$-	$237,080,574

Golden Dragon China ETF
Investments in Securities
Common Stocks & Other Equity Interests	$274,234,864	$-	$0	$274,234,864
Money Market Funds	443,239	67,600,946	-	68,044,185

Total Investments	$274,678,103	$67,600,946	$0	$342,279,049

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	Level 1	Level 2	Level 3	Total
MSCI Sustainable Future ETF
Investments in Securities
Common Stocks & Other Equity Interests	$476,394,077	$-	$4,462,034	$480,856,111
Exchange-Traded Funds	6,002,333	-	-	6,002,333
Money Market Funds	-	77,638,220	-	77,638,220

Total Investments	$482,396,410	$77,638,220	$4,462,034	$564,496,664

Raymond James SB-1 Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$141,298,847	$-	$-	$141,298,847
Money Market Funds	-	9,041,555	-	9,041,555

Total Investments	$141,298,847	$9,041,555	$-	$150,340,402

S&P 500® Quality ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,667,522,084	$-	$-	$2,667,522,084
Money Market Funds	1,406,928	24,042,641	-	25,449,569

Total Investments	$2,668,929,012	$24,042,641	$-	$2,692,971,653

S&P Spin-Off ETF
Investments in Securities
Common Stocks & Other Equity Interests	$75,533,107	$-	$-	$75,533,107
Money Market Funds	175,341	1,392,936	-	1,568,277

Total Investments	$75,708,448	$1,392,936	$-	$77,101,384

Water Resources ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,604,234,165	$-	$-	$1,604,234,165
Money Market Funds	1,323,600	27,450,720	-	28,774,320

Total Investments	$1,605,557,765	$27,450,720	$-	$1,633,008,485

WilderHill Clean Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,195,392,546	$-	$-	$2,195,392,546
Money Market Funds	1,137,874	722,347,774	-	723,485,648

Total Investments	$2,196,530,420	$722,347,774	$-	$2,918,878,194

*	Unrealized appreciation.

NOTE 6–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2021:

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Assets	Equity Risk	Equity Risk
Unrealized appreciation on swap agreements–OTC	$249,107	$-

Total Derivative Assets subject to master netting agreements	$249,107	$-

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	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Liabilities	Equity Risk	Equity Risk
Options written, at value - Exchange-Traded	$-	$(2,258,360)
Derivatives not subject to master netting agreements	-	2,258,360

Total Derivative Liabilities subject to master netting agreements	$-	$-

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2021:

Global Listed Private Equity ETF

	Financial Derivative	Financial Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$249,107	$-	$249,107	$-	$-	$249,107

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2021

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF

	Equity Risk
Realized Gain (Loss):
Options written	$-	$(27,907,296)
Swap agreements	5,005,110	-
Change in Net Unrealized Appreciation:
Options written	-	675,510
Swap agreements	106,815	-

Total	$5,111,925	$(27,231,786)

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Options written	$-	$177,756,115
Swap agreements	8,869,997	-

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*	Long-Term Capital Gains
Aerospace & Defense ETF	$4,974,374	$13,331,485	$-
DWA Momentum ETF	513,422	5,893,292	-
Global Listed Private Equity ETF	7,353,679	16,078,401	-
Golden Dragon China ETF	416,183	714,749	-
MSCI Sustainable Future ETF	1,027,732	1,440,705	-
Raymond James SB-1 Equity ETF	349,993	323,015	-
S&P 500 BuyWrite ETF	2,096,531	14,734,438	1,385,787
S&P 500® Quality ETF	35,227,013	29,893,841	-
S&P Spin-Off ETF	669,670	1,120,510	-

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	2021	2020
	Ordinary Income*	Ordinary Income*	Long-Term Capital Gains
Water Resources ETF	$4,879,305	$5,715,127	$-
WilderHill Clean Energy ETF	9,830,994	3,920,663	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation- Other Investments	Net Unrealized Appreciation - Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense ETF	$14,993	$(71,886)	$134,793,922	$-	$-	$(41,505,070)	$-	$650,163,071	$743,395,030
DWA Momentum ETF	-	(160,859)	224,038,078	-	-	(402,014,109)	(1,978,752)	1,969,152,614	$1,789,036,972
Global Listed Private Equity ETF	15,840,366	(81,273)	39,910,757	249,107	11,413	(90,466,370)	-	268,888,582	$234,352,582
Golden Dragon China ETF	-	(85,837)	32,270,974	-	-	(223,954,335)	-	466,063,856	$274,294,658

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Other Investments	Net Unrealized Appreciation - Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
MSCI Sustainable Future ETF	$30,050,338 *	$30,252,247 *	$(55,088)	$48,008,438	$-	$28,400	$-	$378,522,805	$486,807,140
Raymond James SB-1 Equity ETF	323,527	-	(1,444,930)	32,429,874	-	-	(68,088,327)	178,009,582	$141,229,726
S&P 500 BuyWrite ETF	201,455	-	-	(277,244)	277,245	-	(6,805,905)	174,422,669	$167,818,220
S&P 500® Quality ETF	2,477,370	-	(92,464)	504,723,921	-	-	(231,045,824)	2,394,154,954	$2,670,217,957
S&P Spin- Off ETF	128,484	-	(7,127)	13,434,992	-	-	(152,790,034)	214,781,636	$75,547,951
Water Resources ETF	118,349	-	(212,013)	509,537,884	-	-	(285,865,670)	1,380,833,537	$1,604,412,087
WilderHill Clean Energy ETF	3,870,701	-	(109,793)	(341,559,984)	-	-	(456,475,772)	2,990,670,720	$2,196,395,872

* Subsequent to its fiscal year end, MSCI Sustainable Future ETF declared distributions of $29,096,941 and $30,252,219 of short-term and long-term capital gains, respectively, which will be paid on June 30, 2021 to shareholders of record as of the close of business on June 22, 2021.

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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    The following table presents available capital loss carryforwards for each Fund as of April 30, 2021:

	No expiration
	Short-Term	Long-Term	Total*
Aerospace & Defense ETF	$18,499,572	$23,005,498	$41,505,070
DWA Momentum ETF	402,014,109	-	402,014,109
Global Listed Private Equity ETF	24,988,933	65,477,437	90,466,370
Golden Dragon China ETF	34,844,569	189,109,766	223,954,335
MSCI Sustainable Future ETF	-	-	-
Raymond James SB-1 Equity ETF	38,711,527	29,376,800	68,088,327
S&P 500 BuyWrite ETF	-	6,805,905	6,805,905
S&P 500® Quality ETF	127,172,054	103,873,770	231,045,824
S&P Spin-Off ETF	60,713,774	92,076,260	152,790,034
Water Resources ETF	159,825,458	126,040,212	285,865,670
WilderHill Clean Energy ETF	110,387,806	346,087,966	456,475,772

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

For the fiscal year ended April 30, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Aerospace & Defense ETF	$151,529,538	$150,207,046
DWA Momentum ETF	2,267,966,104	2,281,582,263
Global Listed Private Equity ETF	77,596,783	76,205,574
Golden Dragon China ETF	90,900,323	90,651,360
MSCI Sustainable Future ETF	505,848,065	506,760,820
Raymond James SB-1 Equity ETF	130,904,567	127,840,020
S&P 500 BuyWrite ETF	34,163,204	64,226,980
S&P 500® Quality ETF	1,280,147,093	1,266,919,273
S&P Spin-Off ETF	36,622,328	37,210,103
Water Resources ETF	262,529,582	262,835,346
WilderHill Clean Energy ETF	1,164,963,670	1,126,934,088

    For the fiscal year ended April 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense ETF	$96,908,035	$288,161,564
DWA Momentum ETF	1,890,202,764	1,989,309,978
Global Listed Private Equity ETF	54,011,020	51,824,344
Golden Dragon China ETF	148,821,311	109,382,220
MSCI Sustainable Future ETF	205,883,997	106,809,714
Raymond James SB-1 Equity ETF	47,738,614	77,675,581
S&P 500 BuyWrite ETF	5,261,322	70,674,882
S&P 500® Quality ETF	1,530,362,453	1,313,039,171
S&P Spin-Off ETF	12,627,679	35,900,865
Water Resources ETF	393,173,884	283,744,896
WilderHill Clean Energy ETF	3,025,587,961	1,533,241,524

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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    As of April 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Aerospace & Defense ETF	$152,481,060	$(17,687,138)	$134,793,922	$629,017,869
DWA Momentum ETF	255,121,925	(31,083,847)	224,038,078	1,711,063,367
Global Listed Private Equity ETF	60,045,633	(19,885,769)	40,159,864	196,920,710
Golden Dragon China ETF	58,062,830	(25,791,856)	32,270,974	310,008,075
MSCI Sustainable Future ETF	57,848,000	(9,839,562)	48,008,438	516,488,226
Raymond James SB-1 Equity ETF	37,879,014	(5,449,140)	32,429,874	117,910,528
S&P 500 BuyWrite ETF	72,501,755	(72,501,754)	1	167,893,353
S&P 500® Quality ETF	532,971,264	(28,247,343)	504,723,921	2,188,247,732
S&P Spin-Off ETF	17,928,884	(4,493,892)	13,434,992	63,666,392
Water Resources ETF	517,864,316	(8,326,432)	509,537,884	1,123,470,601
WilderHill Clean Energy ETF	149,748,238	(491,308,222)	(341,559,984)	3,260,438,178

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense ETF	$59,455	$(68,435,265)	$68,375,810
DWA Momentum ETF	1,671,067	(491,284,487)	489,613,420
Global Listed Private Equity ETF	7,828,949	(17,202,038)	9,373,089
Golden Dragon China ETF	774,368	(46,690,756)	45,916,388
MSCI Sustainable Future ETF	121,181	(56,965,084)	56,843,903
Raymond James SB-1 Equity ETF	708,993	(20,745,528)	20,036,535
S&P 500 BuyWrite ETF	237,746	(237,745)	(1)
S&P 500® Quality ETF	-	(294,522,241)	294,522,241
S&P Spin-Off ETF	-	(4,693,336)	4,693,336
Water Resources ETF	540	(145,498,942)	145,498,402
WilderHill Clean Energy ETF	33,059	(759,158,224)	759,125,165

NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the

90

value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Aerospace & Defense ETF, Invesco DWA Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name
Invesco Aerospace & Defense ETF (1)
Invesco DWA Momentum ETF (1)
Invesco Global Listed Private Equity ETF (1)
Invesco Golden Dragon China ETF (1)
Invesco MSCI Sustainable Future ETF (1)
Invesco Raymond James SB-1 Equity ETF (2)
Invesco S&P 500 BuyWrite ETF (1)
Invesco S&P 500® Quality ETF (1)
Invesco S&P Spin-Off ETF (3)
Invesco Water Resources ETF (1)
Invesco WilderHill Clean Energy ETF (1)

(1) Statements of changes in net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021.

(2) Statements of changes in net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the two years in the period ended April 30, 2021, for the eight months ended April 30, 2019 and for the year ended August 31, 2018.

(3) Statements of changes in net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the three years in the period ended April 30, 2021 and for the eight months ended April 30, 2018.

The financial statements of Invesco Raymond James SB-1 Equity ETF (Predecessor Fund Guggenheim Raymond James SB-1 Equity ETF) and Invesco S&P Spin-Off ETF (Predecessor Fund Guggenheim S&P Spin-Off ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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Report of Independent Registered Public Accounting Firm–(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco S&P 500 BuyWrite ETF and Invesco Raymond James SB-1 Equity ETF), you incur advisory fees and other Fund expenses. As a shareholder of Invesco S&P 500 BuyWrite ETF or Invesco Raymond James SB-1 Equity ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

In addition to the fees and expenses which the Invesco Global Listed Private Equity ETF and Invesco Raymond James SB-1 Equity ETF (the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in the Portfolios’ total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Aerospace & Defense ETF (PPA)

Actual	$1,000.00	$1,395.90	0.60%	$3.56

Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Momentum ETF (PDP)
Actual	$1,000.00	$1,155.20	0.62%	$3.31
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
Invesco Global Listed Private Equity ETF (PSP)
Actual	1,000.00	1,479.50	0.68	4.18
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.68	3.41
Invesco Golden Dragon China ETF (PGJ)
Actual	1,000.00	1,175.10	0.68	3.67
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.68	3.41
Invesco MSCI Sustainable Future ETF (ERTH)
Actual	1,000.00	1,281.70	0.59	3.34
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco Raymond James SB-1 Equity ETF (RYJ)
Actual	1,000.00	1,501.00	0.75	4.65
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76
Invesco S&P 500 BuyWrite ETF (PBP)
Actual	1,000.00	1,174.50	0.49	2.64
Hypothetical (5% return before expenses)	1,000.00	1,022.36	0.49	2.46
Invesco S&P 500® Quality ETF (SPHQ)
Actual	1,000.00	1,242.20	0.15	0.83
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.15	0.75
Invesco S&P Spin-Off ETF (CSD)
Actual	1,000.00	1,504.70	0.65	4.04
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26
Invesco Water Resources ETF (PHO)
Actual	1,000.00	1,281.60	0.60	3.39
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco WilderHill Clean Energy ETF (PBW)
Actual	1,000.00	1,392.00	0.61	3.62
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Long Term Capital Gains
Invesco Aerospace & Defense ETF	0%	100%	100%	0%	0%	$-
Invesco DWA Momentum ETF	0%	0%	0%	0%	0%	-
Invesco Global Listed Private Equity ETF	0%	7%	1%	0%	0%	-
Invesco Golden Dragon China ETF	0%	100%	0%	0%	0%	-
Invesco MSCI Sustainable Future ETF	0%	19%	10%	0%	0%	4,214,581
Invesco Raymond James SB-1 Equity ETF	0%	100%	100%	0%	0%	-
Invesco S&P 500 BuyWrite ETF	0%	0%	0%	0%	0%	-
Invesco S&P 500® Quality ETF	0%	100%	100%	0%	0%	-
Invesco S&P Spin-Off ETF	0%	100%	100%	0%	0%	-
Invesco Water Resources ETF	0%	100%	100%	0%	0%	-
Invesco WilderHill Clean Energy ETF	0%	8%	4%	0%	0%	-
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of April 30, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	220	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	220	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	220	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	220	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	220	Formerly, Treasurer (2018-2021), Finance Committee Member (2015- 2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009- 2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	220	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020)

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	220	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

101

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	220	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	220	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

102

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	220	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

103

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO; Vice President and Fund Administration, Invesco Advisers, Inc. (2020- Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

104

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel – 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster – 1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

105

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008- 2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

106

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communications Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Equal Weight ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF
Invesco S&P 500® Equal Weight Materials ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

107

Approval of Investment Advisory Contracts–(continued)

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	X	X

Invesco S&P 500® Equal Weight Communication Services ETF			X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF	X		X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF	X		X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Equal Weight ETF			X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

108

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

109

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

110

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2023, as set forth below:

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF,

111

Approval of Investment Advisory Contracts–(continued)

Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds, except Invesco WilderHill Clean Energy ETF, were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X

Invesco Global Listed Private Equity ETF		N/A	X

112

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF	X	X	X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF	X		X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		N/A
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X

113

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF	X	X	X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF	X		X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF		X	X
Invesco WilderHill Clean Energy ETF		N/A	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

114

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

115

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-4	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2021

PWB	Invesco Dynamic Large Cap Growth ETF

PWV	Invesco Dynamic Large Cap Value ETF

EQWL	Invesco S&P 100 Equal Weight ETF

SPGP	Invesco S&P 500 GARP ETF

SPVM	Invesco S&P 500 Value with Momentum ETF

XMMO	Invesco S&P MidCap Momentum ETF

XMHQ	Invesco S&P MidCap Quality ETF

XMVM	Invesco S&P MidCap Value with Momentum ETF

XSMO	Invesco S&P SmallCap Momentum ETF

XSVM	Invesco S&P SmallCap Value with Momentum ETF

CZA	Invesco Zacks Mid-Cap ETF

CVY	Invesco Zacks Multi-Asset Income ETF

2

The Market Environment

Domestic Equity

As many businesses began to shut down in April 2020 due to coronavirus (COVID-19), US unemployment numbers continued to climb, as the economy ground to a halt. However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in COVID-19 infections to rally from the market bottom. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a COVID-19 vaccine and re-openings in many US regions. In July, the US Federal Reserve (the Fed) extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, second-quarter gross domestic product (GDP) fell by 31.4%,1 a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but made record highs.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since COVID-19 began, the recovery appeared to slow in the fourth quarter with employment gains and GDP growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year

US Treasury yield rose from 0.92% at year-end to 1.63%2 at the fiscal year-end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April. US stocks had strong returns for the fiscal year, with the S&P 500 Index returning 45.98% for the year.3

[1]	Source: US Bureau of Economic Analysis
[2]	Source: Bloomberg L.P.
[3]	Source: Lipper Inc.

3

PWB	Management’s Discussion of Fund Performance
Invesco Dynamic Large Cap Growth ETF (PWB)

As an index fund, the Invesco Dynamic Large Cap Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S growth stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange, NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 45.83%. On a net asset value (“NAV”) basis, the Fund returned 45.89%. During the same time period, the Index returned 46.75%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the Russell 1000® Growth Index returned 51.41%.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. No sector detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included NVIDIA Corp., an information technology company (portfolio average weight of 3.53%) and Apple, Inc., an information technology company (portfolio average weight of 3.47%). Positions that detracted most significantly from the Fund’s return during this period included Zillow Group, Inc., Class C, a communications services company (portfolio average weight of 0.21%) and Trade Desk, Inc. (The), an information technology company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	42.27
Consumer Discretionary	15.58
Health Care	13.76
Communication Services	12.46
Materials	5.49
Financials	4.56
Sector Types Each Less Than 3%	5.88
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Facebook, Inc., Class A	4.01
Alphabet, Inc., Class A	3.67
Amazon.com, Inc.	3.57
NVIDIA Corp.	3.54
Adobe, Inc.	3.48
Microsoft Corp.	3.46
Apple, Inc.	3.41
Texas Instruments, Inc.	3.33
Thermo Fisher Scientific, Inc.	3.27
Tesla, Inc.	3.27
Total	35.01

*	Excluding money market fund holdings.

4

Invesco Dynamic Large Cap Growth ETF (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	46.75%	19.41%	70.26%	19.72%	145.95%	16.48%	359.78%	11.54%	483.93%
Russell 1000® Growth Index	51.41	25.37	97.07	22.88	180.13	17.02	381.39	12.59	579.46
Fund
NAV Return	45.89	18.73	67.36	19.01	138.74	15.78	332.73	10.83	426.96
Market Price Return	45.83	18.67	67.12	19.02	138.82	15.78	332.74	10.82	425.90

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Russell 1000® Growth Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

5

PWV	Management’s Discussion of Fund Performance
Invesco Dynamic Large Cap Value ETF (PWV)

As an index fund, the Invesco Dynamic Large Cap Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S. value stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange, NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 36.50%. On a net asset value (“NAV”) basis, the Fund returned 36.65%. During the same time period, the Index returned 37.57%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the Russell 1000® Value Index returned 45.92%.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return followed by the industrials and information technology sectors, respectively. The energy sector was the only sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Bank of America Corp., a financials company (portfolio average weight of 3.32%) and JPMorgan Chase & Co., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Phillips 66, an energy company (no longer held at fiscal year-end), and Amgen, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	22.49
Health Care	22.30
Information Technology	14.56
Industrials	12.76
Consumer Staples	12.72
Communication Services	6.43
Materials	4.28
Energy	3.15
Consumer Discretionary	1.29
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Oracle Corp.	3.56
Pfizer, Inc.	3.50
Bank of America Corp.	3.46
Cisco Systems, Inc.	3.43
Medtronic PLC	3.40
PepsiCo, Inc.	3.40
Comcast Corp., Class A	3.30
Walmart, Inc.	3.25
Procter & Gamble Co. (The)	3.23
AbbVie, Inc.	3.19
Total	33.72

*	Excluding money market fund holdings.

6

Invesco Dynamic Large Cap Value ETF (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	37.57%	10.37%	34.44%	11.27%	70.56%	11.25%	190.33%	9.98%	365.47%
Russell 1000® Value Index	45.92	12.30	41.62	12.15	77.45	11.13	187.41	8.08	251.01
Fund
NAV Return	36.65	9.81	32.40	10.66	65.94	10.59	173.64	9.29	320.24
Market Price Return	36.50	9.78	32.30	10.67	66.01	10.59	173.52	9.28	319.68

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Russell 1000® Value Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

7

EQWL	Management’s Discussion of Fund Performance
Invesco S&P 100 Equal Weight ETF (EQWL)

As an index fund, the Invesco S&P 100 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 100® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is an equal-weighted version of the S&P 100® Index. Unlike the S&P 100® Index, which employs a market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 48.79%. On a net asset value (“NAV”) basis, the Fund returned 48.53%. During the same time period, the Index returned 48.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 44.47%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weight methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the consumer discretionary sector, as well as the Fund’s overweight allocation to and stock selection within both the financials and industrials sectors.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included FedEx Corp., an industrials company (portfolio average weight of 1.07%) and

General Motors Co., a consumer discretionary company (portfolio average weight of 1.07%). Positions that detracted most significantly from the Fund’s return during this period included Gilead Sciences, Inc., a health care company (portfolio average weight of 0.94%) and Biogen, Inc., a health care company (portfolio average weight of 0.96%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Information Technology	16.23
Health Care	14.90
Financials	13.96
Industrials	11.98
Consumer Staples	11.08
Consumer Discretionary	11.03
Communication Services	9.07
Utilities	4.08
Sector Types Each Less Than 3%	7.58
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
United Parcel Service, Inc., Class B	1.16
Facebook, Inc., Class A	1.15
Home Depot, Inc. (The)	1.13
Danaher Corp.	1.13
American Tower Corp.	1.13
NVIDIA Corp.	1.11
Target Corp.	1.09
Adobe, Inc.	1.09
Lowe’s Cos., Inc.	1.09
BlackRock, Inc.	1.09
Total	11.17

*	Excluding money market fund holdings.

8

Invesco S&P 100 Equal Weight ETF (EQWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 100® Equal Weight Index	48.84%	17.09%	60.52%	17.08%	120.04%	14.14%	275.34%	10.63%	328.85%
S&P 100® Index	44.47	20.19	73.64	18.15	130.24	14.55	288.89	10.20	305.39
Fund
NAV Return	48.53	16.82	59.43	16.80	117.38	13.78	263.77	10.15	302.77
Market Price Return	48.79	16.82	59.42	16.84	117.71	13.79	263.99	10.15	302.73

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.39% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 100® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Top 200® Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

9

SPGP	Management’s Discussion of Fund Performance
Invesco S&P 500 GARP ETF (SPGP)

As an index fund, the Invesco S&P 500 GARP ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® GARP Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 75 growth stocks in the S&P 500® Index that exhibit quality characteristics and have attractive valuation.

In selecting constituent securities for the Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the S&P 500® Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three- year SPS compound annual growth rate. After adjusting for outliers, the stocks are ranked by growth score and the top 150 stocks remain eligible for inclusion in the Index.

The Index Provider then calculates a quality/value composite score for each of the remaining 150 stocks. A stock’s quality/ value composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Index methodology, the stocks are ranked by quality/value composite score and the top 75 stocks are included in the Index.

The Underlying Index components are weighted by growth score and no security will have a weight below 0.05% or above 5%. Additionally, each sector will be subject to a maximum weight of 40%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 67.99%. On a net asset value (“NAV”) basis, the Fund returned 67.92%. During the same time period, the Index returned 68.57%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis,differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P 500® Index returned 45.98%.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors,

respectively. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included SVB Financial Group, a financials company (portfolio average weight of 2.46%) and Align Technology, Inc., a health care company (portfolio average weight of 2.09%).

Positions that detracted most significantly from the Fund’s return during this period included Bristol-Myers Squibb Co., a health care company (no longer held at fiscal year-end) and Cognizant Technology Solutions Corp., Class A, an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	28.46
Information Technology	19.75
Health Care	14.69
Industrials	13.47
Consumer Discretionary	13.29
Communication Services	4.54
Sector Types Each Less Than 3%	5.75
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
SVB Financial Group	3.01
Fortinet, Inc.	2.48
Align Technology, Inc.	2.10
Facebook, Inc., Class A	2.04
Cigna Corp.	2.01
Cboe Global Markets, Inc.	2.00
Arista Networks, Inc.	1.95
United Rentals, Inc.	1.94
PulteGroup, Inc.	1.79
Adobe, Inc.	1.72
Total	21.04

*	Excluding money market fund holdings.

10

Invesco S&P 500 GARP ETF (SPGP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P 500® GARP Index	68.57%	23.08%	86.43%	22.70%	178.08%	17.95%	410.39%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	15.18	303.53
Fund
NAV Return	67.92	22.65	84.49	22.25	173.08	17.51	391.82
Market Price Return	67.99	22.66	84.55	22.28	173.40	17.54	392.89

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.34%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® GARP Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

11

SPVM	Management’s Discussion of Fund Performance
Invesco S&P 500 Value with Momentum ETF (SPVM)

As an index fund, Invesco S&P 500 Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

After ranking the constituent securities by value score, the Index Provider selects the 200 highest-ranking securities and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. After ranking the remaining constituent universe by momentum score, the 100 highest-ranking securities are included in the Index and weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 56.68%. On a net asset value (“NAV”) basis, the Fund returned 56.93%. During the same time period, the Index returned 57.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P 500® Index returned 45.98%.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The energy sector was the only sector to detract from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Howmet Aerospace, Inc., an industrials company (portfolio average weight of 1.36%) and Quanta Services, Inc., an industrials company (portfolio average weight of 1.50%). Positions that detracted most significantly from the Fund’s return during this period included Valero Energy Corp., an energy company (no longer held at fiscal year-end) and Perrigo Co. PLC, a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	18.61
Consumer Discretionary	18.50
Health Care	17.63
Utilities	11.99
Consumer Staples	9.78
Industrials	9.13
Materials	6.53
Information Technology	4.52
Sector Types Each Less Than 3%	3.25
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
MetLife, Inc.	2.28
Ford Motor Co.	1.97
Kroger Co. (The)	1.82
CVS Health Corp.	1.81
Archer-Daniels-Midland Co.	1.78
Capital One Financial Corp.	1.73
General Motors Co.	1.63
Centene Corp.	1.61
Lennar Corp., Class A	1.56
Cigna Corp.	1.53
Total	17.72

*	Excluding money market fund holdings.

12

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P 500® High Momentum Value Index	57.58%	11.82%	39.82%	13.68%	89.87%	12.62%	223.34%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	15.18	303.53
Fund
NAV Return	56.93	11.40	38.23	13.24	86.17	12.19	211.40
Market Price Return	56.68	11.38	38.19	13.26	86.40	12.21	211.94

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.44% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® High Momentum Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

13

XMMO	Management’s Discussion of Fund Performance
Invesco S&P MidCap Momentum ETF (XMMO)

As an index fund, Invesco S&P MidCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P MidCap 400® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 80 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 58.66%. On a net asset value (“NAV”) basis, the Fund returned 58.94%. During the same time period, the Index returned 59.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P MidCap 400® Index returned 67.90%.

For the fiscal year ended April 30, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The only sector to detract from the Fund’s performance during this period was the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Generac Holdings, Inc., an industrials company (no longer held at fiscal year-end) and Enphase Energy, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Quidel Corp., a health care company (portfolio average weight 1.28%) and Haemonetics Corp., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Health Care	27.24
Information Technology	19.38
Consumer Discretionary	18.01
Industrials	14.53
Consumer Staples	9.23
Materials	6.55
Sector Types Each Less Than 3%	5.06
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
SolarEdge Technologies, Inc.	3.83
Boston Beer Co., Inc. (The), Class A	3.15
Bio-Techne Corp.	3.10
Darling Ingredients, Inc.	3.05
Charles River Laboratories International, Inc.	2.99
Molina Healthcare, Inc.	2.69
Repligen Corp.	2.64
Lithia Motors, Inc., Class A	2.54
Cognex Corp.	2.45
Cree, Inc.	2.36
Total	28.80

*	Excluding money market fund holdings.

14

Invesco S&P MidCap Momentum ETF (XMMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Momentum Index	59.56%	24.47%	92.85%	25.00%	205.16%	14.71%	294.40%	12.48%	568.65%
S&P MidCap 400® Index	67.90	15.18	52.81	15.10	102.05	12.11	213.78	10.70	416.78
Fund
NAV Return	58.94	24.03	90.80	24.56	199.80	14.27	279.68	11.91	516.28
Market Price Return	58.66	23.94	90.41	24.58	200.05	14.27	279.73	11.90	515.56

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.34%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Momentum Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap 400® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P MidCap 400® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

15

XMHQ	Management’s Discussion of Fund Performance
Invesco S&P MidCap Quality ETF (XMHQ)

As an index fund, Invesco S&P MidCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) first calculates the quality score of each security in the S&P MidCap 400® Index (the “Parent Index”). Each component stock’s quality score is based on a composite of the following three equally-weighted factors: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). Based on this criteria, the Index Provider selects the 80 stocks from the Parent Index with the highest quality score for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 67.00%. On a net asset value (“NAV”) basis, the Fund returned 67.43%. During the same time period, the Index returned 67.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P MidCap 400® Index returned 67.90%.

For the fiscal year ended April 30, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The only sector to detract from the Fund’s performance during this period was the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Generac Holdings, Inc., an industrials company (no longer held at fiscal year-end) and Pool Corp., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Quidel Corp., a health care company (portfolio average weight of 0.58%) and Reinsurance Group of America, Inc., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Industrials	23.88
Financials	16.27
Materials	16.00
Information Technology	14.88
Consumer Discretionary	12.12
Health Care	9.65
Consumer Staples	3.69
Sector Types Each Less Than 3%	3.46
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Bio-Techne Corp.	3.47
Fair Isaac Corp.	3.09
Graco, Inc.	2.77
Signature Bank	2.63
FactSet Research Systems, Inc.	2.53
Nordson Corp.	2.52
RPM International, Inc.	2.51
Scotts Miracle-Gro Co. (The)	2.26
Hubbell, Inc.	2.22
Brunswick Corp.	2.15
Total	26.15

*	Excluding money market fund holdings.

16

Invesco S&P MidCap Quality ETF (XMHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Quality Index	67.95%	20.15%	73.44%	16.80%	117.38%	13.01%	239.71%	9.87%	288.45%
S&P MidCap 400® Index	67.90	15.18	52.81	15.10	102.05	12.11	213.78	10.47	320.12
Fund
NAV Return	67.43	19.86	72.19	16.53	114.91	12.67	229.53	9.41	265.42
Market Price Return	67.00	19.89	72.32	16.58	115.35	12.68	229.87	9.42	265.96

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Quality Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap 400® Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P MidCap 400® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

17

XMVM	Management’s Discussion of Fund Performance
Invesco S&P MidCap Value with Momentum ETF (XMVM)

As an index fund, Invesco S&P MidCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 80 stocks in the S&P MidCap 400® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 160 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 160 remaining securities by momentum score and selects the 80 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 82.75%. On a net asset value (“NAV”) basis, the Fund returned 82.77%. During the same time period, the Index returned 83.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During this same time period, the S&P MidCap 400® Index returned 67.90%.

For the fiscal year ended April 30, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and financials sectors, respectively. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included SYNNEX Corp., an information technology company (portfolio average weight of 2.03%) and AutoNation Inc., a consumer discretionary company (portfolio average weight 2.48%). Positions that detracted most significantly from the Fund’s return during this period included Reinsurance Group of America Inc., a financials company (no longer held at fiscal year-end) and Avnet, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	23.39
Consumer Discretionary	22.93
Industrials	20.80
Materials	12.42
Information Technology	7.23
Consumer Staples	5.79
Health Care	5.27
Sector Types Each Less Than 3%	2.17
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
AutoNation, Inc.	2.67
Commercial Metals Co.	2.27
SYNNEX Corp.	2.23
Jefferies Financial Group, Inc.	2.23
Arrow Electronics, Inc.	2.12
Tri Pointe Homes, Inc.	2.06
Tenet Healthcare Corp.	1.93
CNO Financial Group, Inc.	1.92
Taylor Morrison Home Corp., Class A	1.86
Jabil, Inc.	1.86
Total	21.15

*	Excluding money market fund holdings.

18

Invesco S&P MidCap Value with Momentum ETF (XMVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® High Momentum Value Index	83.58%	17.63%	62.77%	14.16%	93.88%	13.20%	245.58%	9.74%	349.06%
S&P MidCap 400® Index	67.90	15.18	52.81	15.10	102.05	12.11	213.78	10.70	416.78
Fund
NAV Return	82.77	17.26	61.25	13.77	90.62	12.79	233.06	9.17	312.71
Market Price Return	82.75	17.35	61.60	13.83	91.11	12.81	233.80	9.18	313.14

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.43% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® High Momentum Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell MidCap® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P MidCap 400® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

19

XSMO	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Momentum ETF (XSMO)

As an index fund, Invesco S&P SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 120 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 58.20%. On a net asset value (“NAV”) basis, the Fund returned 58.74%. During the same time period, the Index returned 59.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the S&P SmallCap 600® Index returned 76.85%.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The only sector to detract from the Fund’s performance during this period was the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included Kinsale Capital Group, Inc., a financials company (no longer held at fiscal year-end) and Saia, Inc., an industrials company (portfolio average weight of 2.11%). Positions that detracted most significantly from the Fund’s return during this period included GameStop Corp., a consumer discretionary company (portfolio average weight of 0.92%) and Cogent Communications Holdings, Inc., a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Consumer Discretionary	24.08
Information Technology	19.79
Health Care	15.77
Industrials	14.32
Consumer Staples	8.59
Materials	4.69
Financials	4.51
Real Estate	3.58
Energy	3.26
Communication Services	1.40
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
GameStop Corp., Class A	8.27
MicroStrategy, Inc., Class A	3.64
Saia, Inc.	2.51
Crocs, Inc.	1.99
Omnicell, Inc.	1.77
NeoGenomics, Inc.	1.75
Innovative Industrial Properties, Inc.	1.74
Alarm.com Holdings, Inc.	1.72
Stamps.com, Inc.	1.69
Trupanion, Inc.	1.66
Total	26.74

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Momentum ETF (XSMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® Momentum Index	59.44%	16.72%	59.03%	18.04%	129.17%	11.43%	195.24%	8.82%	291.60%
S&P SmallCap 600® Index	76.85	14.09	48.49	15.79	108.16	12.91	236.78	10.42	396.45
Fund
NAV Return	58.74	16.41	57.75	17.86	127.43	11.14	187.66	8.34	264.95
Market Price Return	58.20	16.30	57.32	17.81	126.92	11.12	187.07	8.32	263.89

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Momentum Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P SmallCap 600® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

21

XSVM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Value with Momentum ETF (XSVM)

As an index fund, Invesco S&P SmallCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 120 stocks in the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its issuer’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 240 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 240 securities by momentum score and selects the 120 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 117.30%. On a net asset value (“NAV”) basis, the Fund returned 116.75%. During the same time period, the Index returned 117.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the S&P SmallCap 600® Index returned 76.85%.

For the fiscal year ended April 30, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included GameStop Corp., a consumer discretionary company (portfolio average weight of 2.57%) and Owens & Minor, Inc., a health care company (portfolio average weight of 1.87%). Positions that detracted most significantly from the Fund’s return during this period included Express, Inc., a consumer discretionary company (no longer held at fiscal year-end) and Lannett Co., Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Consumer Discretionary	28.65
Financials	20.06
Industrials	19.83
Information Technology	7.97
Consumer Staples	6.37
Materials	5.49
Energy	4.29
Health Care	3.99
Sector Types Each Less Than 3%	3.33
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
GameStop Corp., Class A	6.99
Veritiv Corp.	2.68
United Natural Foods, Inc.	2.17
Green Plains, Inc.	1.68
ODP Corp. (The)	1.51
Andersons, Inc. (The)	1.37
Core-Mark Holding Co., Inc.	1.25
Signet Jewelers Ltd.	1.24
SpartanNash Co.	1.20
Bonanza Creek Energy, Inc.	1.18
Total	21.27

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Value with Momentum ETF (XSVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® High Momentum Value Index	117.51%	20.15%	73.44%	18.29%	131.56%	13.59%	257.73%	9.89%	359.15%
S&P SmallCap 600® Index	76.85	14.09	48.49	15.79	108.16	12.91	236.78	10.42	396.45
Fund
NAV Return	116.75	19.75	71.70	17.93	128.07	13.26	247.50	9.37	325.21
Market Price Return	117.30	19.75	71.74	17.95	128.26	13.27	247.74	9.37	325.24

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® High Momentum Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the S&P SmallCap 600® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

23

CZA	Management’s Discussion of Fund Performance
Invesco Zacks Mid-Cap ETF (CZA)

As an index fund, the Invesco Zacks Mid-Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Mid-Cap Core Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of 100 securities that the Index Provider selects from a universe of mid-capitalization securities including common stocks, master limited partnerships (“MLPs”), ADRs, real estate investment trusts (“REITS”) and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The Index Provider seeks to identify companies with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their high long-term earnings growth rate, price earnings ratio and short interest.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 56.65%. On a net asset value (“NAV”) basis, the Fund returned 56.93%. During the same time period, the Index returned 58.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 59.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended April 30, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the real estate sector, along with its overweight allocation to the utilities sector and security selection within the industrials sector.

For the fiscal year ended April 30, 2021, the industrials sector was the primary sector that contributed to the Fund’s return,

followed by financials and materials sectors, respectively. No sector detracted from the Fund’s performance on an absolute

basis during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included D.R. Horton, Inc., a consumer discretionary company (portfolio average weight of 1.35%) and Stellantis N.V., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Credicorp Ltd. (Peru), a financials company (no longer held at fiscal year-end) and Boston Properties, Inc., a real estate company (also no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Industrials	25.31
Utilities	16.04
Health Care	13.14
Financials	12.51
Materials	12.22
Information Technology	6.08
Consumer Staples	4.70
Real Estate	4.52
Consumer Discretionary	4.46
Energy	1.02
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Discover Financial Services	1.99
D.R. Horton, Inc.	1.95
SVB Financial Group	1.92
Republic Services, Inc.	1.88
Public Service Enterprise Group, Inc.	1.85
Motorola Solutions, Inc.	1.80
Waste Connections, Inc.	1.77
Welltower, Inc.	1.76
AMETEK, Inc.	1.73
Old Dominion Freight Line, Inc.	1.72
Total	18.37

*	Excluding money market fund holdings.

24

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Mid-Cap Core Index	58.14%	13.54%	46.36%	14.62%	97.83%	12.79%	233.09%	11.33%	353.15%
Russell Midcap® Index	59.57	16.71	58.97	15.58	106.23	12.69	230.40	9.95	280.32
Fund
NAV Return	56.93	12.73	43.27	13.81	90.93	11.98	210.02	10.48	306.82
Market Price Return	56.65	12.70	43.15	13.81	90.92	11.96	209.40	10.48	306.77

Guggenheim Mid-Cap Core ETF (Predecessor Fund) Inception: April 2, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.69%, including acquired fund fees and expenses of 0.01%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

25

CVY	Management’s Discussion of Fund Performance
Invesco Zacks Multi-Asset Income ETF (CVY)

As an index fund, the Invesco Zacks Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index, as well as American Depositary Receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of securities that the Index Provider selects from a universe of domestic and international companies listed on major U.S. exchanges. The Index Provider seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and risk adjusted return. The securities comprising the Index include stocks of large, medium and small-sized companies and may include U.S. listed common stocks paying dividends, ADRs, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2021, on a market price basis, the Fund returned 57.13%. On a net asset value (“NAV”) basis, the Fund returned 57.19%. During the same time period, the Index returned 57.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 45.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the health care sector, along with its underweight allocation to and security selection within the consumer staples sector.

For the fiscal year ended April 30, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the energy sector. No sector detracted from the Fund’s performance during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2021, included ViacomCBS, Inc., Class B, a communication services company (no longer held at fiscal year-end) and Crestwood Equity Partners L.P., an energy company (portfolio average weight of 0.85%). Positions that detracted most significantly from the Fund’s return during this period included EOG Resources, Inc., an energy company (no longer held at fiscal year-end) and HollyFrontier Corp., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2021
Financials	40.55
Energy	13.52
Closed-End Funds	9.65
Materials	6.45
Consumer Staples	6.32
Real Estate	5.07
Health Care	4.79
Consumer Discretionary	4.45
Industrials	4.02
Sector Types Each Less Than 3%	5.04
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2021
Security
Crestwood Equity Partners L.P.	1.30
USA Compression Partners L.P.	1.20
Iron Mountain, Inc.	1.14
HP, Inc.	1.14
Whirlpool Corp.	1.12
Prudential Financial, Inc.	1.08
Allstate Corp. (The)	1.08
Starwood Property Trust, Inc.	1.06
Diamondback Energy, Inc.	1.05
DoubleLine Income Solutions Fund	1.05
Total	11.22

*	Excluding money market fund holdings.

26

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Multi-Asset Income Index	57.82%	7.74%	25.06%	9.71%	58.96%	6.52%	88.11%	5.78%	127.29%
S&P 500® Index	45.98	18.67	67.11	17.42	123.20	14.17	276.37	10.49	329.38
Fund
NAV Return	57.19	7.15	23.03	9.04	54.13	5.81	75.91	4.98	103.41
Market Price Return	57.13	7.18	23.13	9.09	54.49	5.80	75.79	4.98	103.50

Guggenheim Multi-Asset Income ETF (Predecessor Fund) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.94%, including acquired fund fees and expenses of 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

27

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

28

Invesco Dynamic Large Cap Growth ETF (PWB)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-12.46%
Activision Blizzard, Inc.	106,635	$9,724,046
Alphabet, Inc., Class A(b)	11,741	27,632,443
Facebook, Inc., Class A(b)	92,903	30,200,907
Pinterest, Inc., Class A(b)	128,194	8,508,236
Roku, Inc.(b)	26,526	9,097,622
Zillow Group, Inc., Class C(b)(c)	66,522	8,655,843

		93,819,097

Consumer Discretionary-15.58%
Amazon.com, Inc.(b)	7,749	26,869,037
Dollar General Corp.	53,742	11,541,094
eBay, Inc.	177,982	9,929,616
Lowe’s Cos., Inc.	63,959	12,551,954
NIKE, Inc., Class B	174,580	23,152,800
Peloton Interactive, Inc., Class A(b)	88,028	8,657,554
Tesla, Inc.(b)(c)	34,686	24,607,636

		117,309,691

Consumer Staples-2.99%
Estee Lauder Cos., Inc. (The), Class A	35,018	10,988,649
Monster Beverage Corp.(b)	118,826	11,532,063

		22,520,712

Financials-4.56%
Charles Schwab Corp. (The)	160,711	11,314,055
MSCI, Inc.	24,948	12,118,990
PNC Financial Services Group, Inc. (The)	58,541	10,944,240

		34,377,285

Health Care-13.76%
Abbott Laboratories	194,624	23,370,450
Agilent Technologies, Inc.	83,043	11,097,867
Align Technology, Inc.(b)	18,243	10,864,254
Danaher Corp.	46,244	11,743,201
IDEXX Laboratories, Inc.(b)	19,555	10,735,499
Thermo Fisher Scientific, Inc.	52,399	24,639,582
Zoetis, Inc.	64,814	11,214,766

		103,665,619

Industrials-2.89%
Deere & Co.	29,127	10,801,748
Parker-Hannifin Corp.	35,046	10,997,785

		21,799,533

Information Technology-42.27%
Adobe, Inc.(b)	51,527	26,193,235
Amphenol Corp., Class A	161,990	10,908,407
Apple, Inc.	195,571	25,709,764
Applied Materials, Inc.	89,018	11,813,579
Cadence Design Systems, Inc.(b)	73,674	9,708,023
Crowdstrike Holdings, Inc., Class A(b)	48,731	10,160,901

	Shares	Value
Information Technology-(continued)
KLA Corp.	33,286	$10,496,740
Lam Research Corp.	18,509	11,483,909
Marvell Technology, Inc.	217,803	9,846,874
Microsoft Corp.	103,326	26,056,751
NVIDIA Corp.	44,454	26,689,293
NXP Semiconductors N.V. (Netherlands)	56,799	10,934,375
PayPal Holdings, Inc.(b)	93,184	24,441,231
QUALCOMM, Inc.	174,593	24,233,508
salesforce.com, Inc.(b)	102,394	23,583,386
Square, Inc., Class A(b)	44,659	10,933,416
Synopsys, Inc.(b)	41,625	10,283,872
Texas Instruments, Inc.	138,763	25,048,109
Trade Desk, Inc. (The), Class A(b)	13,432	9,796,092

		318,321,465

Materials-5.49%
Corteva, Inc.	223,554	10,900,493
Dow, Inc.	165,305	10,331,563
Freeport-McMoRan, Inc.	284,423	10,725,591
Southern Copper Corp. (Peru)	135,162	9,381,594

		41,339,241

Total Common Stocks & Other Equity Interests (Cost $595,319,384)		753,152,643

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $155,781)	155,781	155,781

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $595,475,165)		753,308,424

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.80%
Invesco Private Government Fund, 0.01%(d)(e)(f)	5,428,858	5,428,858
Invesco Private Prime Fund, 0.11%(d)(e)(f)	8,140,031	8,143,287

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,572,145)		13,572,145

TOTAL INVESTMENTS IN SECURITIES-101.82% (Cost $609,047,310)		766,880,569
OTHER ASSETS LESS LIABILITIES-(1.82)%		(13,724,022)

NET ASSETS-100.00%		$753,156,547

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Dynamic Large Cap Growth ETF (PWB)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,129,193	$(2,973,412)	$-	$-	$155,781	$30
Invesco Premier U.S. Government Money Portfolio, Institutional Class	174,720	6,977,584	(7,152,304)	-	-	-	77
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	45,667,859	(40,239,001)	-	-	5,428,858	205	*
Invesco Private Prime Fund	-	53,395,102	(45,251,833)	-	18	8,143,287	1,938	*

Total	$174,720	$109,169,738	$(95,616,550)	$-	$18	$13,727,926	$2,250

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Dynamic Large Cap Value ETF (PWV)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-6.43%
Comcast Corp., Class A	432,259	$24,271,343
Verizon Communications, Inc.	399,672	23,097,045

		47,368,388

Consumer Discretionary-1.29%
Ford Motor Co.(b)	823,050	9,497,997

Consumer Staples-12.72%
Colgate-Palmolive Co.	126,209	10,185,066
Kraft Heinz Co. (The)	259,701	10,723,054
PepsiCo, Inc.	173,689	25,039,006
Procter & Gamble Co. (The)	178,401	23,802,262
Walmart, Inc.	171,140	23,944,198

		93,693,586

Energy-3.15%
Exxon Mobil Corp.	404,915	23,177,335

Financials-22.49%
Aflac, Inc.	198,954	10,689,798
Allstate Corp. (The)	88,938	11,277,338
Bank of America Corp.	628,409	25,469,417
Blackstone Group, Inc. (The), Class A	141,503	12,521,600
Capital One Financial Corp.	81,177	12,101,867
Chubb Ltd.	58,683	10,069,416
Citigroup, Inc.	143,539	10,225,718
Goldman Sachs Group, Inc. (The)	29,519	10,285,896
MetLife, Inc.	166,252	10,578,615
Morgan Stanley	123,410	10,187,496
Progressive Corp. (The)	111,113	11,193,524
Travelers Cos., Inc. (The)	65,400	10,114,764
Truist Financial Corp.	165,088	9,791,369
U.S. Bancorp	187,539	11,130,440

		165,637,258

Health Care-22.30%
AbbVie, Inc.	210,394	23,458,931
Alexion Pharmaceuticals, Inc.(b)	62,993	10,625,659
Anthem, Inc.	32,238	12,230,775
Johnson & Johnson	138,741	22,577,323
Medtronic PLC	191,552	25,077,988
Merck & Co., Inc.	302,598	22,543,551
Moderna, Inc.(b)	65,231	11,664,607
Pfizer, Inc.	667,612	25,803,204
Regeneron Pharmaceuticals, Inc.(b)	21,357	10,279,124

		164,261,162

	Shares	Value
Industrials-12.76%
3M Co.	54,139	$10,672,962
CSX Corp.	104,990	10,577,742
Cummins, Inc.	37,887	9,549,039
Eaton Corp. PLC	74,363	10,628,704
Emerson Electric Co.	110,838	10,029,731
Honeywell International, Inc.	47,265	10,541,986
Norfolk Southern Corp.	38,091	10,636,531
Trane Technologies PLC	63,479	11,034,555
Union Pacific Corp.	46,383	10,301,200

		93,972,450

Information Technology-14.56%
Cisco Systems, Inc.	496,019	25,252,327
Cognizant Technology Solutions Corp., Class A	131,903	10,605,001
Dell Technologies, Inc., Class C(b)	121,478	11,944,932
HP, Inc.	343,351	11,711,702
Intel Corp.	373,870	21,508,741
Oracle Corp.	345,778	26,206,515

		107,229,218

Materials-4.28%
DuPont de Nemours, Inc.	138,769	10,700,478
Linde PLC (United Kingdom)	39,186	11,200,926
LyondellBasell Industries N.V., Class A	92,702	9,616,905

		31,518,309

Total Common Stocks & Other Equity Interests (Cost $632,382,869)		736,355,703

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $37,536)	37,536	37,536

TOTAL INVESTMENTS IN SECURITIES-99.99% (Cost $632,420,405)		736,393,239
OTHER ASSETS LESS LIABILITIES-0.01%		83,559

NET ASSETS-100.00%		$736,476,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Dynamic Large Cap Value ETF (PWV)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$18,285,451	$(18,247,915)	$-	$-	$37,536	$102
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	13,417,566	(13,417,566)	-	-	-	160

Total	$-	$31,703,017	$(31,665,481)	$-	$-	$37,536	$262

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P 100 Equal Weight ETF (EQWL)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-9.07%
Alphabet, Inc., Class A(b)	217	$510,709
Alphabet, Inc., Class C(b)	207	498,895
AT&T, Inc.	28,618	898,891
Charter Communications, Inc., Class A(b)	1,368	921,280
Comcast Corp., Class A	14,944	839,106
Facebook, Inc., Class A(b)	3,182	1,034,404
Netflix, Inc.(b)	1,644	844,145
T-Mobile US, Inc.(b)	6,707	886,196
Verizon Communications, Inc.	15,331	885,978
Walt Disney Co. (The)(b)	4,330	805,467

		8,125,071

Consumer Discretionary-11.03%
Amazon.com, Inc.(b)	273	946,606
Booking Holdings, Inc.(b)	356	877,924
Ford Motor Co.(b)	63,806	736,321
General Motors Co.(b)	14,395	823,682
Home Depot, Inc. (The)	3,122	1,010,498
Lowe’s Cos., Inc.	4,970	975,362
McDonald’s Corp.	4,018	948,569
NIKE, Inc., Class B	6,075	805,667
Starbucks Corp.	7,914	906,074
Target Corp.	4,737	981,791
Tesla, Inc.(b)(c)	1,232	874,030

		9,886,524

Consumer Staples-11.08%
Altria Group, Inc.	17,530	837,058
Coca-Cola Co. (The)	16,936	914,205
Colgate-Palmolive Co.	11,295	911,507
Costco Wholesale Corp.	2,572	957,015
Kraft Heinz Co. (The)	22,387	924,359
Mondelez International, Inc., Class A	14,996	911,907
PepsiCo, Inc.	6,414	924,642
Philip Morris International, Inc.	9,729	924,255
Procter & Gamble Co. (The)	6,658	888,310
Walgreens Boots Alliance, Inc.	16,028	851,087
Walmart, Inc.	6,358	889,548

		9,933,893

Energy-2.58%
Chevron Corp.	7,642	787,661
ConocoPhillips	14,409	736,876
Exxon Mobil Corp.	13,768	788,080

		2,312,617

Financials-13.96%
American Express Co.	5,748	881,456
American International Group, Inc.	17,609	853,156
Bank of America Corp.	22,493	911,641
Bank of New York Mellon Corp. (The)	18,282	911,906
Berkshire Hathaway, Inc., Class B(b)	3,288	904,036
BlackRock, Inc.	1,188	973,328
Capital One Financial Corp.	6,438	959,777
Citigroup, Inc.	11,350	808,574
Goldman Sachs Group, Inc. (The)	2,449	853,354
JPMorgan Chase & Co.	5,471	841,495
MetLife, Inc.	13,965	888,593

	Shares	Value
Financials-(continued)
Morgan Stanley	10,118	$835,241
U.S. Bancorp	15,614	926,691
Wells Fargo & Co.	21,346	961,637

		12,510,885

Health Care-14.90%
Abbott Laboratories	7,313	878,145
AbbVie, Inc.	7,887	879,401
Amgen, Inc.	3,701	886,908
Biogen, Inc.(b)	3,207	857,327
Bristol-Myers Squibb Co.	14,064	877,875
CVS Health Corp.	11,537	881,427
Danaher Corp.	3,978	1,010,173
Eli Lilly and Co.	4,103	749,905
Gilead Sciences, Inc.	13,862	879,821
Johnson & Johnson	5,341	869,141
Medtronic PLC	7,176	939,482
Merck & Co., Inc.	11,431	851,610
Pfizer, Inc.	24,412	943,524
Thermo Fisher Scientific, Inc.	1,889	888,264
UnitedHealth Group, Inc.	2,398	956,322

		13,349,325

Industrials-11.98%
3M Co.	4,612	909,210
Boeing Co. (The)(b)	3,174	743,700
Caterpillar, Inc.	3,726	849,938
Emerson Electric Co.	9,248	836,851
FedEx Corp.	3,153	915,347
General Dynamics Corp.	4,838	920,333
General Electric Co.	67,813	889,707
Honeywell International, Inc.	3,983	888,368
Lockheed Martin Corp.	2,509	954,825
Raytheon Technologies Corp.	10,860	903,986
Union Pacific Corp.	3,988	885,695
United Parcel Service, Inc., Class B	5,085	1,036,629

		10,734,589

Information Technology-16.23%
Accenture PLC, Class A	3,220	933,703
Adobe, Inc.(b)	1,923	977,538
Apple, Inc.	7,046	926,267
Broadcom, Inc.	1,887	860,849
Cisco Systems, Inc.	17,474	889,601
Intel Corp.	13,563	780,279
International Business Machines Corp.	6,684	948,326
Mastercard, Inc., Class A	2,226	850,466
Microsoft Corp.	3,614	911,379
NVIDIA Corp.	1,655	993,629
Oracle Corp.	12,698	962,382
PayPal Holdings, Inc.(b)	3,411	894,671
QUALCOMM, Inc.	6,562	910,806
salesforce.com, Inc.(b)	4,020	925,886
Texas Instruments, Inc.	4,917	887,568
Visa, Inc., Class A	3,802	887,995

		14,541,345

Materials-2.89%
Dow, Inc.	13,257	828,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P 100 Equal Weight ETF (EQWL)–(continued)

April 30, 2021

	Shares	Value
Materials-(continued)
DuPont de Nemours, Inc.	11,074	$853,916
Linde PLC (United Kingdom)	3,180	908,971

		2,591,450

Real Estate-2.11%
American Tower Corp.	3,960	1,008,889
Simon Property Group, Inc.	7,241	881,520

		1,890,409

Utilities-4.08%
Duke Energy Corp.	9,332	939,639
Exelon Corp.	20,028	900,058
NextEra Energy, Inc.	11,273	873,770
Southern Co. (The)	14,256	943,320

		3,656,787

Total Common Stocks & Other Equity Interests (Cost $68,657,219)		89,532,895

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $120,677)	120,677	120,677

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $68,777,896)		89,653,572

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.94%
Invesco Private Government Fund, 0.01%(d)(e)(f)	336,810	$336,810
Invesco Private Prime Fund, 0.11%(d)(e)(f)	505,014	505,216

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $842,026)		842,026

TOTAL INVESTMENTS IN SECURITIES-100.98% (Cost $69,619,922)		90,495,598
OTHER ASSETS LESS LIABILITIES-(0.98)%		(877,640)

NET ASSETS-100.00%		$89,617,958

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,746,352	$(1,625,675)	$-	$-	$120,677	$15
Invesco Premier U.S. Government Money Portfolio, Institutional Class	75,061	1,444,924	(1,519,985)	-	-	-	24
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,523	2,486,984	(2,162,697)	-	-	336,810	6	*
Invesco Private Prime Fund	-	1,163,814	(658,598)	-	-	505,216	43	*

Total	$87,584	$6,842,074	$(5,966,955)	$-	$-	$962,703	$88

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P 500 GARP ETF (SPGP)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-4.54%
Discovery, Inc., Class C(b)	157,954	$5,103,494
Facebook, Inc., Class A(b)	25,795	8,385,439
ViacomCBS, Inc., Class B	126,577	5,192,188

		18,681,121

Consumer Discretionary-13.29%
Booking Holdings, Inc.(b)	2,491	6,143,005
D.R. Horton, Inc.	64,774	6,366,637
Dollar General Corp.	17,893	3,842,522
eBay, Inc.	75,951	4,237,306
Lennar Corp., Class A	54,438	5,639,777
MGM Resorts International	149,332	6,080,799
NVR, Inc.(b)	942	4,727,050
O’Reilly Automotive, Inc.(b)	9,516	5,261,206
PulteGroup, Inc.	124,808	7,378,649
Tractor Supply Co.	26,687	5,033,168

		54,710,119

Consumer Staples-2.28%
Campbell Soup Co.	94,952	4,533,958
Monster Beverage Corp.(b)	49,810	4,834,061

		9,368,019

Financials-28.46%
Allstate Corp. (The)	39,216	4,972,589
Ameriprise Financial, Inc.	19,034	4,918,386
Cboe Global Markets, Inc.	79,058	8,251,284
Charles Schwab Corp. (The)	85,025	5,985,760
Citizens Financial Group, Inc.	118,531	5,485,615
Comerica, Inc.	86,883	6,530,126
Everest Re Group Ltd.	16,374	4,534,779
Fifth Third Bancorp	153,919	6,239,876
Hartford Financial Services Group, Inc. (The)	85,018	5,607,787
Lincoln National Corp.	76,833	4,927,300
M&T Bank Corp.	29,268	4,615,271
MarketAxess Holdings, Inc.	6,698	3,271,705
MetLife, Inc.	95,064	6,048,922
Moody’s Corp.	16,807	5,491,015
Morgan Stanley	58,589	4,836,522
Progressive Corp. (The)	62,123	6,258,271
SVB Financial Group(b)	21,709	12,413,858
Synchrony Financial	157,767	6,900,729
T. Rowe Price Group, Inc.	25,032	4,485,734
Zions Bancorporation N.A	96,773	5,399,933

		117,175,462

Health Care-14.69%
AbbVie, Inc.	36,026	4,016,899
Align Technology, Inc.(b)	14,485	8,626,252
Biogen, Inc.(b)	17,561	4,694,582
Boston Scientific Corp.(b)	117,443	5,120,515
Cigna Corp.	33,161	8,257,421
DaVita, Inc.(b)	33,247	3,874,273
Humana, Inc.	10,822	4,818,387
IDEXX Laboratories, Inc.(b)	9,102	4,996,907
Merck & Co., Inc.	42,788	3,187,706

	Shares	Value
Health Care-(continued)
Regeneron Pharmaceuticals, Inc.(b)	10,058	$4,840,915
UnitedHealth Group, Inc.	10,302	4,108,437
Zoetis, Inc.	22,720	3,931,242

		60,473,536

Industrials-13.47%
Copart, Inc.(b)	38,602	4,806,335
Cummins, Inc.	18,971	4,781,451
Expeditors International of Washington, Inc.	43,079	4,732,659
Fastenal Co.	73,410	3,837,875
General Dynamics Corp.	23,307	4,433,691
Huntington Ingalls Industries, Inc.	21,564	4,578,468
J.B. Hunt Transport Services, Inc.	28,904	4,934,202
Northrop Grumman Corp.	12,858	4,557,389
Old Dominion Freight Line, Inc.	20,687	5,333,315
PACCAR, Inc.	61,232	5,503,532
United Rentals, Inc.(b)	24,949	7,982,433

		55,481,350

Information Technology-19.75%
Adobe, Inc.(b)	13,968	7,100,493
Apple, Inc.	32,778	4,308,996
Applied Materials, Inc.	40,188	5,333,349
Arista Networks, Inc.(b)	25,458	8,023,598
Cadence Design Systems, Inc.(b)	38,954	5,132,968
CDW Corp.	33,680	6,006,154
Fortinet, Inc.(b)	50,082	10,228,247
Intel Corp.	71,200	4,096,136
Intuit, Inc.	11,636	4,795,894
KLA Corp.	19,513	6,153,424
Lam Research Corp.	7,884	4,891,628
Mastercard, Inc., Class A	16,277	6,218,791
Microsoft Corp.	21,132	5,329,068
QUALCOMM, Inc.	26,607	3,693,052

		81,311,798

Materials-2.23%
LyondellBasell Industries N.V., Class A	41,251	4,279,379
Sherwin-Williams Co. (The)	17,948	4,915,419

		9,194,798

Real Estate-1.24%
CBRE Group, Inc., Class A(b)	60,176	5,126,995

Total Common Stocks & Other Equity Interests (Cost $358,826,677)		411,523,198

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $175,539)	175,539	175,539

TOTAL INVESTMENTS IN SECURITIES-99.99% (Cost $359,002,216)		411,698,737
OTHER ASSETS LESS LIABILITIES-0.01%		38,352

NET ASSETS-100.00%		$411,737,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P 500 GARP ETF (SPGP)–(continued)

April 30, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,610,869	$(3,435,330)	$-	$-	$175,539	$31
Invesco Premier U.S. Government Money Portfolio, Institutional Class	211,406	2,140,516	(2,351,922)	-	-	-	47
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,415,763	9,694,004	(11,109,767)	-	-	-	89	*
Invesco Private Prime Fund	-	6,423,277	(6,423,365)	-	88	-	108	*

Total	$1,627,169	$21,868,666	$(23,320,384)	$-	$88	$175,539	$275

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500 Value with Momentum ETF (SPVM)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-2.16%
Comcast Corp., Class A	4,255	$238,918
News Corp., Class A	11,968	313,502
Verizon Communications, Inc.	3,673	212,263

		764,683

Consumer Discretionary-18.50%
Best Buy Co., Inc.	3,067	356,600
CarMax, Inc.(b)	3,061	407,848
D.R. Horton, Inc.	4,253	418,027
eBay, Inc.	4,085	227,902
Ford Motor Co.(b)	60,241	695,181
Gap, Inc. (The)	9,701	321,103
General Motors Co.(b)	10,082	576,892
Genuine Parts Co.	2,410	301,178
Hanesbrands, Inc.	22,764	479,410
Leggett & Platt, Inc.	5,191	257,837
Lennar Corp., Class A	5,326	551,774
LKQ Corp.(b)	8,743	408,385
Newell Brands, Inc.	11,903	320,905
PulteGroup, Inc.	8,468	500,628
Target Corp.	1,332	276,070
Whirlpool Corp.	1,884	445,472

		6,545,212

Consumer Staples-9.78%
Archer-Daniels-Midland Co.	9,984	630,290
Campbell Soup Co.	5,134	245,149
Conagra Brands, Inc.	7,388	274,021
Costco Wholesale Corp.	568	211,347
General Mills, Inc.	3,492	212,523
JM Smucker Co. (The)	2,572	336,906
Kraft Heinz Co. (The)	10,508	433,875
Kroger Co. (The)	17,583	642,483
McCormick & Co., Inc.	2,345	211,894
Walmart, Inc.	1,871	261,772

		3,460,260

Financials-18.61%
Ameriprise Financial, Inc.	1,192	308,013
Assurant, Inc.	3,052	474,891
Berkshire Hathaway, Inc., Class B(b)	1,378	378,881
Capital One Financial Corp.	4,111	612,868
Globe Life, Inc.	3,519	360,662
Goldman Sachs Group, Inc. (The)	1,513	527,205
MetLife, Inc.	12,701	808,165
Morgan Stanley	5,420	447,421
Progressive Corp. (The)	3,202	322,569
Raymond James Financial, Inc.	3,130	409,341
State Street Corp.	5,017	421,177
SVB Financial Group(b)	595	340,239
Travelers Cos., Inc. (The)	2,868	443,565
Truist Financial Corp.	7,063	418,907
W.R. Berkley Corp.	3,879	309,234

		6,583,138

Health Care-17.63%
AmerisourceBergen Corp.	2,498	301,758
Anthem, Inc.	1,150	436,298

	Shares	Value
Health Care-(continued)
Bio-Rad Laboratories, Inc., Class A(b)	507	$319,476
Cardinal Health, Inc.	8,194	494,426
Centene Corp.(b)	9,204	568,255
Cigna Corp.	2,172	540,850
CVS Health Corp.	8,400	641,760
DaVita, Inc.(b)	2,047	238,537
HCA Healthcare, Inc.	1,385	278,468
Henry Schein, Inc.(b)	4,158	301,455
Humana, Inc.	825	367,323
Laboratory Corp. of America Holdings(b)	1,230	327,020
McKesson Corp.	2,760	517,666
Quest Diagnostics, Inc.(c)	1,960	258,485
UnitedHealth Group, Inc.	665	265,202
Universal Health Services, Inc., Class B	2,554	379,039

		6,236,018

Industrials-9.13%
C.H. Robinson Worldwide, Inc.	2,678	259,980
Cummins, Inc.	900	226,836
FedEx Corp.	801	232,538
Howmet Aerospace, Inc.(b)	11,926	381,155
Jacobs Engineering Group, Inc.	2,533	338,434
Johnson Controls International PLC	5,411	337,322
Leidos Holdings, Inc.	2,285	231,425
PACCAR, Inc.	2,688	241,598
Quanta Services, Inc.	4,227	408,497
Snap-on, Inc.	1,242	295,099
United Rentals, Inc.(b)	863	276,117

		3,229,001

Information Technology-4.52%
CDW Corp.	1,610	287,112
HP, Inc.	13,727	468,228
International Business Machines Corp.	1,823	258,647
Micron Technology, Inc.(b)	3,203	275,682
Seagate Technology PLC(c)	3,336	309,714

		1,599,383

Materials-6.53%
Amcor PLC	19,106	224,495
Corteva, Inc.	7,569	369,064
Eastman Chemical Co.	2,400	276,936
International Paper Co.	5,484	318,072
Mosaic Co. (The)	11,887	418,185
Newmont Corp.	3,699	230,855
Westrock Co.	8,452	471,199

		2,308,806

Real Estate-1.09%
CBRE Group, Inc., Class A(b)	4,511	384,337

Utilities-11.99%
Alliant Energy Corp.	4,095	230,016
Ameren Corp.	2,721	230,850
American Electric Power Co., Inc.	2,750	243,953
Consolidated Edison, Inc.	4,008	310,259
DTE Energy Co.	2,064	289,001
Duke Energy Corp.	2,705	272,366
Edison International	4,025	239,286
Entergy Corp.	2,479	270,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500 Value with Momentum ETF (SPVM)–(continued)

April 30, 2021

	Shares	Value
Utilities-(continued)
Evergy, Inc.	5,037	$322,217
Eversource Energy	2,496	215,205
Pinnacle West Capital Corp.	3,444	291,535
PPL Corp.	9,613	280,027
Public Service Enterprise Group, Inc.	4,446	280,809
Sempra Energy	2,184	300,453
Southern Co. (The)	3,648	241,388
Xcel Energy, Inc.	3,117	222,242

		4,240,537

Total Common Stocks & Other Equity Interests (Cost $29,651,052)		35,351,375

Money Market Funds-0.30%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $105,738)	105,738	105,738

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.24% (Cost $29,756,790)		35,457,113

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.00%
Invesco Private Prime Fund, 0.11%(d)(e)(f) (Cost $352,406)	352,265	$352,406

TOTAL INVESTMENTS IN SECURITIES-101.24% (Cost $30,109,196)		35,809,519
OTHER ASSETS LESS LIABILITIES-(1.24)%		(437,839)

NET ASSETS-100.00%		$35,371,680

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$765,877	$(660,139)	$-	$-	$105,738	$12
Invesco Premier U.S. Government Money Portfolio, Institutional Class	124,965	842,361	(967,326)	-	-	-	24
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,573,335	(1,573,335)	-	-	-	10	*
Invesco Private Prime Fund	-	744,373	(391,970)	-	3	352,406	20	*

Total	$124,965	$3,925,946	$(3,592,770)	$-	$3	$458,144	$66

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P MidCap Momentum ETF (XMMO)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-2.09%
Iridium Communications, Inc.(b)	232,370	$8,827,736
New York Times Co. (The), Class A	240,030	10,899,763

		19,727,499

Consumer Discretionary-18.01%
AutoNation, Inc.(b)	80,734	8,273,620
Deckers Outdoor Corp.(b)	35,190	11,901,258
Dick’s Sporting Goods, Inc.(c)	78,376	6,472,290
Five Below, Inc.(b)	66,269	13,337,962
Fox Factory Holding Corp.(b)	60,488	9,268,576
Lithia Motors, Inc., Class A	62,425	23,994,922
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	97,921	9,035,171
Papa John’s International, Inc.	42,664	4,126,462
RH(b)(c)	31,696	21,807,482
Thor Industries, Inc.	59,041	8,359,615
TopBuild Corp.(b)	45,164	10,043,570
Visteon Corp.(b)	36,557	4,453,008
Williams-Sonoma, Inc.	127,172	21,714,619
Wingstop, Inc.	45,555	7,216,368
YETI Holdings, Inc.(b)	116,550	9,955,701

		169,960,624

Consumer Staples-9.23%
BJ’s Wholesale Club Holdings, Inc.(b)(c)	322,600	14,410,542
Boston Beer Co., Inc. (The), Class A(b)	24,480	29,779,675
Darling Ingredients, Inc.(b)	414,221	28,767,648
Hain Celestial Group, Inc. (The)(b)	166,769	6,839,197
Nu Skin Enterprises, Inc., Class A	67,096	3,546,695
Sprouts Farmers Market, Inc.(b)	149,198	3,820,961

		87,164,718

Energy-1.72%
CNX Resources Corp.(b)	263,373	3,534,466
EQT Corp.(b)	664,395	12,689,944

		16,224,410

Financials-1.25%
Evercore, Inc., Class A	45,601	6,390,068
Kinsale Capital Group, Inc.	31,108	5,413,103

		11,803,171

Health Care-27.24%
Amedisys, Inc.(b)	52,641	14,205,174
Arrowhead Pharmaceuticals, Inc.(b)	144,528	10,515,857
Avanos Medical, Inc.(b)	66,157	2,858,644
Bio-Techne Corp.	68,367	29,226,209
Charles River Laboratories International, Inc.(b)	84,849	28,208,050
Emergent BioSolutions, Inc.(b)	78,053	4,759,672
Halozyme Therapeutics, Inc.(b)	337,943	16,880,253
LHC Group, Inc.(b)	34,077	7,097,217
Ligand Pharmaceuticals, Inc.(b)(c)	32,816	4,787,526
Masimo Corp.(b)	84,530	19,667,595
Medpace Holdings, Inc.(b)	36,115	6,127,993
Molina Healthcare, Inc.(b)	99,716	25,437,552
Patterson Cos., Inc.	105,500	3,390,770
Penumbra, Inc.(b)(c)	42,542	13,017,427
Quidel Corp.(b)(c)	102,416	10,732,173
Repligen Corp.(b)	117,833	24,946,424

	Shares	Value
Health Care-(continued)
STAAR Surgical Co.(b)	123,835	$16,966,633
United Therapeutics Corp.(b)	91,045	18,351,030

		257,176,199

Industrials-14.53%
AGCO Corp.	85,094	12,416,916
Axon Enterprise, Inc.(b)	131,605	19,952,634
Builders FirstSource, Inc.(b)	206,823	10,066,075
CoreLogic, Inc.	107,711	8,584,567
Dycom Industries, Inc.(b)	45,966	4,312,070
Regal Beloit Corp.	62,444	9,018,787
Sunrun, Inc.(b)(c)	415,004	20,335,196
Tetra Tech, Inc.	65,699	8,385,163
Trex Co., Inc.(b)	199,213	21,513,012
Trinity Industries, Inc.	96,047	2,654,739
Valmont Industries, Inc.	24,403	6,023,881
Watsco, Inc.	47,289	13,849,057

		137,112,097

Information Technology-19.38%
Brooks Automation, Inc.	147,309	14,926,821
Ciena Corp.(b)	151,649	7,653,725
Cognex Corp.	268,834	23,151,984
CommVault Systems, Inc.(b)	55,985	3,891,517
Cree, Inc.(b)(c)	223,738	22,244,032
First Solar, Inc.(b)	165,580	12,671,837
II-VI Incorporated(b)(c)	273,224	18,344,259
LiveRamp Holdings, Inc.(b)	116,558	5,709,011
MKS Instruments, Inc.	66,398	11,892,546
Qualys, Inc.(b)(c)	54,598	5,534,053
SailPoint Technologies Holding, Inc.(b)	209,556	10,232,620
Semtech Corp.(b)	72,989	4,944,275
SolarEdge Technologies, Inc.(b)(c)	136,983	36,100,500
Synaptics, Inc.(b)(c)	40,509	5,665,994

		182,963,174

Materials-6.55%
Chemours Co. (The)	251,425	7,593,035
Cleveland-Cliffs, Inc.(c)	837,640	14,960,250
Olin Corp.	172,727	7,432,443
Scotts Miracle-Gro Co. (The)	83,103	19,210,089
Silgan Holdings, Inc.	78,162	3,296,092
United States Steel Corp.(c)	405,999	9,342,037

		61,833,946

Total Common Stocks & Other Equity Interests (Cost $792,067,728)		943,965,838

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $335,811)	335,811	335,811

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $792,403,539)		944,301,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P MidCap Momentum ETF (XMMO)–(continued)

April 30, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-12.48%
Invesco Private Government Fund, 0.01%(d)(e)(f)	47,117,059	$47,117,059
Invesco Private Prime Fund, 0.11%(d)(e)(f)	70,647,330	70,675,590

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $117,792,648)		117,792,649

TOTAL INVESTMENTS IN SECURITIES-112.52% (Cost $910,196,187)		1,062,094,298
OTHER ASSETS LESS LIABILITIES-(12.52)%		(118,160,319)

NET ASSETS-100.00%		$943,933,979

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$5,285,843	$(4,950,032)	$-	$-	$335,811	$54
Invesco Premier U.S. Government Money Portfolio, Institutional Class	388,090	6,566,617	(6,954,707)	-	-	-	130
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,859,473	216,349,594	(171,092,008)	-	-	47,117,059	2,147	*
Invesco Private Prime Fund	-	246,427,288	(175,752,692)	1	993	70,675,590	16,223	*

Total	$2,247,563	$474,629,342	$(358,749,439)	$1	$993	$118,128,460	$18,554

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P MidCap Quality ETF (XMHQ)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-1.27%
New York Times Co. (The), Class A	68,633	$3,116,625

Consumer Discretionary-12.12%
Adtalem Global Education, Inc.(b)	23,658	811,706
Brunswick Corp.	49,361	5,288,044
Gentex Corp.	131,762	4,635,387
KB Home	43,917	2,118,117
Murphy USA, Inc.	15,468	2,156,239
Service Corp. International	82,582	4,413,182
Strategic Education, Inc.	12,072	906,124
Thor Industries, Inc.	27,845	3,942,574
TopBuild Corp.(b)	17,626	3,919,670
Tri Pointe Homes, Inc.(b)	67,727	1,613,257

		29,804,300

Consumer Staples-3.69%
Darling Ingredients, Inc.(b)	73,712	5,119,298
Hain Celestial Group, Inc. (The)(b)	47,263	1,938,256
Lancaster Colony Corp.	9,359	1,728,701
Tootsie Roll Industries, Inc.(c)	9,574	302,251

		9,088,506

Financials-16.27%
Affiliated Managers Group, Inc.	19,321	3,113,965
Bank of Hawaii Corp.	17,629	1,602,300
Bank OZK	60,396	2,475,632
FactSet Research Systems, Inc.	18,514	6,224,777
Federated Hermes, Inc., Class B	44,065	1,269,072
First Financial Bankshares, Inc.(c)	67,097	3,293,121
Home BancShares, Inc.	80,829	2,249,471
SEI Investments Co.	61,865	3,800,986
Signature Bank	25,733	6,472,107
SLM Corp.	202,534	3,981,818
Sterling Bancorp	103,020	2,588,893
Texas Capital Bancshares, Inc.(b)	25,143	1,725,564
Washington Federal, Inc.	37,297	1,214,017

		40,011,723

Health Care-9.65%
Bio-Techne Corp.	19,956	8,530,991
Chemed Corp.	7,631	3,637,011
Emergent BioSolutions, Inc.(b)	22,042	1,344,121
Haemonetics Corp.(b)	24,324	1,636,032
Hill-Rom Holdings, Inc.	34,605	3,814,163
Medpace Holdings, Inc.(b)	14,083	2,389,603
Quidel Corp.(b)(c)	22,635	2,371,922

		23,723,843

Industrials-23.88%
AGCO Corp.	31,082	4,535,486
CoreLogic, Inc.	40,849	3,255,665
Donaldson Co., Inc.	65,172	4,098,015
Graco, Inc.	88,603	6,804,711
Healthcare Services Group, Inc.	39,622	1,186,679
Hubbell, Inc.	28,364	5,446,172
Landstar System, Inc.	24,255	4,178,651
Lincoln Electric Holdings, Inc.	28,723	3,677,980
MSA Safety, Inc.	17,221	2,768,448
MSC Industrial Direct Co., Inc., Class A	24,505	2,209,371

	Shares	Value
Industrials-(continued)
Nordson Corp.	29,339	$6,202,558
Oshkosh Corp.	30,002	3,733,149
Regal Beloit Corp.	20,372	2,942,328
Simpson Manufacturing Co., Inc.	24,799	2,794,847
Werner Enterprises, Inc.	29,966	1,385,328
Woodward, Inc.	27,925	3,490,904

		58,710,292

Information Technology-14.88%
Arrow Electronics, Inc.(b)	39,159	4,466,867
Ciena Corp.(b)	74,562	3,763,144
Fair Isaac Corp.(b)	14,593	7,608,936
Littelfuse, Inc.	11,288	2,994,029
Manhattan Associates, Inc.(b)	33,790	4,637,340
National Instruments Corp.	65,712	2,721,134
NetScout Systems, Inc.(b)	31,412	822,837
Qualys, Inc.(b)(c)	18,293	1,854,179
Synaptics, Inc.(b)(c)	19,966	2,792,644
SYNNEX Corp.	40,579	4,918,175

		36,579,285

Materials-16.00%
Avient Corp.	57,064	2,897,139
Commercial Metals Co.	62,349	1,821,838
Louisiana-Pacific Corp.	52,494	3,458,305
Minerals Technologies, Inc.	15,523	1,212,967
NewMarket Corp.	4,045	1,401,957
Reliance Steel & Aluminum Co.	30,438	4,879,516
Royal Gold, Inc.	33,303	3,725,274
RPM International, Inc.	64,998	6,164,410
Scotts Miracle-Gro Co. (The)	24,018	5,552,001
Sensient Technologies Corp.	20,076	1,651,050
Steel Dynamics, Inc.	91,764	4,975,444
Worthington Industries, Inc.	24,552	1,602,263

		39,342,164

Real Estate-2.19%
PotlatchDeltic Corp.	31,432	1,865,804
PS Business Parks, Inc.	10,962	1,779,900
Sabra Health Care REIT, Inc.	95,229	1,730,311

		5,376,015

Total Common Stocks & Other Equity Interests (Cost $213,712,738)		245,752,753

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $219,555)	219,555	219,555

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $213,932,293)		245,972,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P MidCap Quality ETF (XMHQ)–(continued)

April 30, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.85%
Invesco Private Government Fund, 0.01%(d)(e)(f)	2,641,804	$2,641,804
Invesco Private Prime Fund, 0.11%(d)(e)(f)	4,357,879	4,359,623

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,001,427)		7,001,427

TOTAL INVESTMENTS IN SECURITIES-102.89% (Cost $220,933,720)		252,973,735
OTHER ASSETS LESS LIABILITIES-(2.89)%		(7,106,098)

NET ASSETS-100.00%		$245,867,637

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,735,284	$(1,515,729)	$-	$-	$219,555	$24
Invesco Premier U.S. Government Money Portfolio, Institutional Class	113,570	1,381,449	(1,495,019)	-	-	-	32
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	658,378	10,038,869	(8,055,443)	-	-	2,641,804	85	*
Invesco Private Prime Fund	-	12,200,395	(7,840,803)	-	31	4,359,623	519	*

Total	$771,948	$25,355,997	$(18,906,994)	$-	$31	$7,220,982	$660

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P MidCap Value with Momentum ETF (XMVM)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Consumer Discretionary-22.93%
Adient PLC(b)	34,267	$1,587,933
AutoNation, Inc.(b)	34,527	3,538,327
Dana, Inc.	93,862	2,374,709
Dick’s Sporting Goods, Inc.(c)	28,422	2,347,089
Foot Locker, Inc.	41,017	2,419,183
KB Home	50,180	2,420,181
Lear Corp.	8,493	1,561,353
Lithia Motors, Inc., Class A	4,620	1,775,836
Murphy USA, Inc.	13,727	1,913,544
Skechers U.S.A., Inc., Class A(b)	26,352	1,277,808
Taylor Morrison Home Corp., Class A(b)	79,053	2,467,244
Thor Industries, Inc.	13,480	1,908,633
Toll Brothers, Inc.	33,665	2,110,795
Tri Pointe Homes, Inc.(b)	114,708	2,732,345

		30,434,980

Consumer Staples-5.79%
BJ’s Wholesale Club Holdings, Inc.(b)	38,935	1,739,227
Casey’s General Stores, Inc.	5,549	1,232,932
Ingredion, Inc.	15,778	1,473,823
Nu Skin Enterprises, Inc., Class A	19,020	1,005,397
Sprouts Farmers Market, Inc.(b)	87,462	2,239,902

		7,691,281

Financials-23.39%
Affiliated Managers Group, Inc.	10,650	1,716,461
BancorpSouth Bank	51,572	1,526,015
Bank OZK	47,128	1,931,777
Brighthouse Financial, Inc.(b)	35,093	1,642,001
CNO Financial Group, Inc.	100,010	2,553,255
East West Bancorp, Inc.	27,764	2,114,229
Federated Hermes, Inc., Class B	39,758	1,145,030
Glacier Bancorp, Inc.	21,594	1,272,966
Home BancShares, Inc.	60,306	1,678,316
Janus Henderson Group PLC	34,027	1,170,189
Jefferies Financial Group, Inc.	91,003	2,958,508
Kemper Corp.	20,226	1,578,842
Prosperity Bancshares, Inc.	20,920	1,534,691
RenaissanceRe Holdings Ltd. (Bermuda)	8,321	1,404,668
SLM Corp.	95,581	1,879,122
Stifel Financial Corp.	26,602	1,840,592
Texas Capital Bancshares, Inc.(b)	20,104	1,379,738
UMB Financial Corp.	17,715	1,718,886

		31,045,286

Health Care-5.27%
Acadia Healthcare Co., Inc.(b)	25,205	1,535,488
Molina Healthcare, Inc.(b)	5,338	1,361,724
Tenet Healthcare Corp.(b)	43,335	2,568,032
United Therapeutics Corp.(b)	7,569	1,525,608

		6,990,852

Industrials-20.80%
AECOM(b)	21,150	1,404,994
AGCO Corp.	12,308	1,795,983
ASGN, Inc.(b)	12,082	1,270,785
Builders FirstSource, Inc.(b)	34,681	1,687,924
CACI International, Inc., Class A(b)	4,675	1,191,470

	Shares	Value
Industrials-(continued)
Dycom Industries, Inc.(b)	16,377	$1,536,326
EnerSys	11,110	1,017,454
GATX Corp.(c)	13,694	1,338,041
Healthcare Services Group, Inc.	39,360	1,178,832
KBR, Inc.	36,597	1,447,777
Knight-Swift Transportation Holdings, Inc.	30,643	1,443,898
MasTec, Inc.(b)	21,024	2,194,065
Regal Beloit Corp.	7,949	1,148,074
Ryder System, Inc.	24,551	1,960,152
Science Applications International Corp.	10,209	912,889
Terex Corp.	29,621	1,391,891
Timken Co. (The)	12,539	1,051,646
Trinity Industries, Inc.	43,533	1,203,252
Werner Enterprises, Inc.	26,511	1,225,604
XPO Logistics, Inc.(b)	8,696	1,209,788

		27,610,845

Information Technology-7.23%
Arrow Electronics, Inc.(b)	24,712	2,818,898
Jabil, Inc.	46,993	2,463,373
SYNNEX Corp.	24,440	2,962,128
Vishay Intertechnology, Inc.	55,209	1,356,485

		9,600,884

Materials-12.42%
Avient Corp.	34,447	1,748,874
Commercial Metals Co.	103,270	3,017,549
Greif, Inc., Class A	29,205	1,767,195
Minerals Technologies, Inc.	19,375	1,513,963
Reliance Steel & Aluminum Co.	11,350	1,819,518
Silgan Holdings, Inc.	33,975	1,432,726
Steel Dynamics, Inc.	33,981	1,842,450
United States Steel Corp.(c)	70,143	1,613,990
Worthington Industries, Inc.	26,420	1,724,169

		16,480,434

Real Estate-0.77%
Medical Properties Trust, Inc.	46,306	1,021,047

Utilities-1.40%
MDU Resources Group, Inc.	55,366	1,852,547

Total Common Stocks & Other Equity Interests (Cost $113,110,329)		132,728,156

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $133,443)	133,443	133,443

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $113,243,772)		132,861,599

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.61%
Invesco Private Government Fund, 0.01%(d)(e)(f)	1,914,868	1,914,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P MidCap Value with Momentum ETF (XMVM)–(continued)

April 30, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,871,153	$2,872,302

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,787,170)		4,787,170

TOTAL INVESTMENTS IN SECURITIES-103.71% (Cost $118,030,942)		137,648,769
OTHER ASSETS LESS LIABILITIES-(3.71)%		(4,926,677)

NET ASSETS-100.00%		$132,722,092

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,039,890	$(906,447)	$-	$-	$133,443	$16
Invesco Premier U.S. Government Money Portfolio, Institutional Class	120,521	938,913	(1,059,434)	-	-	-	36
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,133,001	12,572,523	(12,790,656)	-	-	1,914,868	86	*
Invesco Private Prime Fund	-	12,341,252	(9,469,005)	-	55	2,872,302	462	*

Total	$2,253,522	$26,892,578	$(24,225,542)	$-	$55	$4,920,613	$600

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Momentum ETF (XSMO)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-1.40%
QuinStreet, Inc.(b)	24,578	$498,196
TechTarget, Inc.(b)	24,910	1,910,597

		2,408,793

Consumer Discretionary-24.08%
Bed Bath & Beyond, Inc.(b)(c)	67,910	1,719,481
Big Lots, Inc.	19,638	1,353,844
Buckle, Inc. (The)	15,158	635,727
Century Communities, Inc.(b)	12,530	926,468
Crocs, Inc.(b)	34,127	3,416,795
El Pollo Loco Holdings, Inc.(b)	8,420	142,635
GameStop Corp., Class A(b)(c)	81,707	14,183,518
Haverty Furniture Cos., Inc., (Acquired 03/19/2021 - 04/30/2021; Cost $389,941)(d)	9,876	458,938
Hibbett Sports, Inc.(b)	10,267	815,713
iRobot Corp.(b)(c)	21,215	2,308,192
Liquidity Services, Inc.(b)	26,088	467,758
Lumber Liquidators Holdings, Inc.(b)	25,511	611,499
MarineMax, Inc.(b)	13,118	745,102
ODP Corp. (The)	29,517	1,193,372
PetMed Express, Inc.(c)	9,076	267,061
Rent-A-Center, Inc.	23,130	1,331,132
Shake Shack, Inc., Class A(b)	17,448	1,897,470
Shutterstock, Inc.	11,046	962,990
Sleep Number Corp.(b)	14,403	1,611,552
Stamps.com, Inc.(b)	14,152	2,906,396
Sturm Ruger & Co., Inc.	8,371	543,613
Tupperware Brands Corp.(b)	39,294	957,595
Vista Outdoor, Inc.(b)	56,882	1,854,922

		41,311,773

Consumer Staples-8.59%
B&G Foods, Inc.(c)	52,538	1,533,059
Celsius Holdings, Inc.(b)(c)	40,062	2,295,553
Central Garden & Pet Co.(b)	4,398	238,108
Central Garden & Pet Co., Class A(b)	17,589	866,610
Medifast, Inc.	10,071	2,287,023
MGP Ingredients, Inc.	7,683	461,748
National Beverage Corp.	27,998	1,360,423
PriceSmart, Inc.	13,238	1,112,521
SpartanNash Co.	16,890	327,159
United Natural Foods, Inc.(b)	47,153	1,738,060
USANA Health Sciences, Inc.(b)	5,074	456,609
WD-40 Co.(c)	8,300	2,064,542

		14,741,415

Energy-3.26%
Range Resources Corp.(b)	194,497	1,909,960
Renewable Energy Group, Inc.(b)	33,842	1,878,908
Southwestern Energy Co.(b)	422,680	1,804,844

		5,593,712

Financials-4.51%
Brightsphere Investment Group, Inc.	34,240	770,742
Donnelley Financial Solutions, Inc.(b)	16,463	503,109
HCI Group, Inc.	2,628	192,948
Mr. Cooper Group, Inc.(b)	43,323	1,493,777

	Shares	Value
Financials-(continued)
Palomar Holdings, Inc.(b)	12,413	$873,379
Trupanion, Inc.(b)	35,193	2,854,152
Virtus Investment Partners, Inc.	3,826	1`,046,258

		7,734,365

Health Care-15.77%
Allscripts Healthcare Solutions, Inc.(b)	90,603	1,409,783
Community Health Systems, Inc.(b)	62,053	691,891
Corcept Therapeutics, Inc.(b)	65,836	1,500,402
Covetrus, Inc.(b)	73,930	2,118,095
Cytokinetics, Inc.(b)(c)	30,941	787,139
Ensign Group, Inc. (The)	26,512	2,276,055
Fulgent Genetics, Inc.(b)(c)	19,571	1,507,358
Heska Corp.(b)	5,182	946,492
Meridian Bioscience, Inc.(b)	28,162	551,412
ModivCare, Inc.(b)	10,539	1,476,303
NeoGenomics, Inc.(b)	61,200	2,998,188
Omnicell, Inc.(b)	20,905	3,031,643
OraSure Technologies, Inc.(b)	40,589	371,389
Owens & Minor, Inc.	64,662	2,333,652
Pacira BioSciences, Inc.(b)	21,932	1,385,664
Pennant Group, Inc. (The)(b)	13,160	531,927
R1 RCM, Inc.(b)	80,916	2,207,389
Simulations Plus, Inc.(c)	12,360	780,410
Zynex, Inc.(b)(c)	9,854	145,544

		27,050,736

Industrials-14.32%
AAON, Inc.	19,014	1,243,706
AeroVironment, Inc.(b)	11,899	1,313,293
ArcBest Corp.	17,432	1,268,352
Astec Industries, Inc.	10,781	808,683
Atlas Air Worldwide Holdings, Inc.(b)	18,956	1,287,302
Boise Cascade Co.	16,467	1,098,678
Chart Industries, Inc.(b)	17,407	2,796,086
Echo Global Logistics, Inc.(b)	11,237	367,450
Gibraltar Industries, Inc.(b)	17,481	1,605,805
Matson, Inc.	22,333	1,459,015
MYR Group, Inc.(b)	9,774	761,395
Pitney Bowes, Inc.	95,351	712,272
Proto Labs, Inc.(b)	17,858	2,001,167
Resideo Technologies, Inc.(b)	83,107	2,494,041
Saia, Inc.(b)	18,362	4,305,889
Vicor Corp.(b)	11,386	1,050,131

		24,573,265

Information Technology-19.79%
3D Systems Corp.(b)	80,524	1,734,487
8x8, Inc.(b)	55,252	1,817,238
ADTRAN, Inc.	29,070	496,806
Advanced Energy Industries, Inc.	16,735	1,846,038
Alarm.com Holdings, Inc.(b)	32,902	2,953,284
Arlo Technologies, Inc.(b)	38,108	233,602
Badger Meter, Inc.	15,295	1,428,400
CEVA, Inc.(b)	15,609	865,363
Cohu, Inc.(b)	24,229	969,402
Diodes, Inc.(b)	15,838	1,216,517
FARO Technologies, Inc.(b)	8,053	610,780
FormFactor, Inc.(b)	39,652	1,552,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2021

	Shares	Value
Information Technology-(continued)
LivePerson, Inc.(b)(c)	26,874	$1,468,664
MicroStrategy, Inc., Class A(b)(c)	9,503	6,244,991
NETGEAR, Inc.(b)	15,960	593,872
Onto Innovation, Inc.(b)	21,438	1,468,932
Power Integrations, Inc.	33,175	2,747,221
SPS Commerce, Inc.(b)	22,609	2,316,066
TTEC Holdings, Inc.	12,767	1,298,787
Ultra Clean Holdings, Inc.(b)	19,871	1,014,812
Unisys Corp.(b)	44,482	1,067,568

		33,945,206

Materials-4.69%
Arconic Corp.(b)	91,025	2,603,315
Century Aluminum Co.(b)	25,828	404,466
FutureFuel Corp.	14,300	181,610
Hawkins, Inc.	7,985	266,300
Livent Corp.(b)(c)	76,140	1,372,043
Quaker Chemical Corp.	6,803	1,648,707
Rayonier Advanced Materials, Inc.(b)	32,547	295,852
Trinseo S.A	20,493	1,268,722

		8,041,015

Real Estate-3.58%
Innovative Industrial Properties, Inc.(c)	16,278	2,980,990
Safehold, Inc.(c)	7,172	507,132
St. Joe Co. (The)	23,688	1,084,673
Uniti Group, Inc.	136,824	1,559,794

		6,132,589

Total Common Stocks & Other Equity Interests (Cost $157,327,653)		171,532,869

	Shares	Value
Money Market Funds-0.54%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $925,909)	925,909	$925,909

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.53% (Cost $158,253,562)		172,458,778

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.05%
Invesco Private Government Fund, 0.01%(e)(f)(g)	16,964,174	16,964,174
Invesco Private Prime Fund, 0.11%(e)(f)(g)	26,000,873	26,011,273

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,975,447)		42,975,447

TOTAL INVESTMENTS IN SECURITIES-125.58% (Cost $201,229,009)		215,434,225
OTHER ASSETS LESS LIABILITIES-(25.58)%		(43,885,842)

NET ASSETS-100.00%		$171,548,383

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Restricted security. The value of this security at April 30, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Invesco Mortgage Capital, Inc.	$201,741	$161,333	$(372,931)	$684,640	$(674,783)	$-	$8,470
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	2,509,504	(1,583,595)	-	-	925,909	20
Invesco Premier U.S. Government Money Portfolio, Institutional Class	138,802	569,190	(707,992)	-	-	-	31
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,981,012	51,846,595	(36,863,433)	-	-	16,964,174	570	*
Invesco Private Prime Fund	-	54,568,581	(28,557,620)	-	312	26,011,273	3,468	*

Total	$2,321,555	$109,655,203	$(68,085,571)	$684,640	$(674,471)	$43,901,356	$12,559

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2021

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-1.44%
ATN International, Inc.	24,455	$1,114,659
Consolidated Communications Holdings, Inc.(b)	364,753	2,626,221

		3,740,880

Consumer Discretionary-28.65%
Abercrombie & Fitch Co., Class A(b)	60,177	2,256,036
America’s Car-Mart, Inc.(b)	10,341	1,559,733
Asbury Automotive Group, Inc.(b)	11,052	2,195,038
Bed Bath & Beyond, Inc.(b)(c)	92,530	2,342,860
Big Lots, Inc.(c)	38,688	2,667,151
Century Communities, Inc.(b)	37,011	2,736,593
Cooper Tire & Rubber Co.	31,915	1,818,836
Core-Mark Holding Co., Inc.	76,406	3,251,839
Ethan Allen Interiors, Inc.	64,676	1,856,848
GameStop Corp., Class A(b)(c)	104,395	18,121,928
Group 1 Automotive, Inc.	18,565	3,047,630
Haverty Furniture Cos., Inc., (Acquired 12/18/2020 - 04/30/2021; Cost $1,561,967)(d)	47,456	2,205,280
Hibbett Sports, Inc.(b)	30,079	2,389,776
M.D.C. Holdings, Inc.	29,636	1,738,448
M/I Homes, Inc.(b)	41,017	2,859,705
MarineMax, Inc.(b)	48,705	2,766,444
Meritage Homes Corp.(b)	15,338	1,631,810
Motorcar Parts of America, Inc.(b)	54,139	1,169,402
ODP Corp. (The)	96,555	3,903,719
Patrick Industries, Inc.	16,436	1,472,666
Rent-A-Center, Inc.	32,340	1,861,167
Shoe Carnival, Inc.(c)	34,291	2,055,745
Signet Jewelers Ltd.(b)	53,700	3,208,575
Sonic Automotive, Inc., Class A	48,187	2,377,547
Standard Motor Products, Inc.	21,872	936,778
Vista Outdoor, Inc.(b)	57,282	1,867,966

		74,299,520

Consumer Staples-6.37%
Andersons, Inc. (The)	124,068	3,563,233
Central Garden & Pet Co., Class A(b)	34,173	1,683,704
Seneca Foods Corp., Class A(b)	55,159	2,540,623
SpartanNash Co.	159,910	3,097,457
United Natural Foods, Inc.(b)(c)	152,810	5,632,577

		16,517,594

Energy-4.29%
Archrock, Inc.	126,104	1,177,811
Bonanza Creek Energy, Inc.(b)	92,534	3,061,950
Bristow Group, Inc.(b)	50,291	1,330,700
Green Plains, Inc.(b)(c)	145,914	4,348,237
Renewable Energy Group, Inc.(b)	21,601	1,199,288

		11,117,986

Financials-20.06%
Allegiance Bancshares, Inc.	40,692	1,611,403
American Equity Investment Life Holding Co.	91,354	2,830,147
Apollo Commercial Real Estate Finance, Inc.	134,967	2,052,848
Banc of California, Inc.	80,713	1,444,763
Banner Corp.	30,827	1,752,207

	Shares	Value
Financials-(continued)
Columbia Banking System, Inc.	37,192	$1,618,968
Donnelley Financial Solutions, Inc.(b)	66,212	2,023,439
Encore Capital Group, Inc.(b)	43,061	1,694,020
Enova International, Inc.(b)	67,394	2,307,571
EZCORP, Inc., Class A(b)	485,964	2,735,977
Flagstar Bancorp, Inc.	43,485	2,023,792
Granite Point Mortgage Trust, Inc.	160,145	2,120,320
HomeStreet, Inc.	38,939	1,590,269
Horace Mann Educators Corp.	33,951	1,361,435
Independent Bank Group, Inc.	21,897	1,653,442
KKR Real Estate Finance Trust, Inc.	65,975	1,392,072
Meta Financial Group, Inc.	33,197	1,635,284
Mr. Cooper Group, Inc.(b)	57,456	1,981,083
National Bank Holdings Corp., Class A	34,785	1,387,921
OFG Bancorp	77,557	1,837,325
Old National Bancorp	83,031	1,569,286
Pacific Premier Bancorp, Inc.	38,958	1,715,321
PennyMac Mortgage Investment Trust	80,321	1,610,436
Ready Capital Corp.	118,751	1,723,077
Renasant Corp.	42,062	1,772,072
Stewart Information Services Corp.	34,608	2,029,759
StoneX Group, Inc.(b)	40,891	2,597,396
Veritex Holdings, Inc.	57,456	1,940,864

		52,012,497

Health Care-3.99%
Community Health Systems, Inc.(b)	209,521	2,336,159
Invacare Corp.(b)	184,043	1,661,908
Magellan Health, Inc.(b)	24,568	2,314,306
Owens & Minor, Inc.	65,453	2,362,199
Select Medical Holdings Corp.(b)	44,090	1,663,075

		10,337,647

Industrials-19.83%
ABM Industries, Inc.	34,323	1,764,545
ArcBest Corp.	37,499	2,728,427
Arcosa, Inc.	21,613	1,303,048
Atlas Air Worldwide Holdings, Inc.(b)	30,010	2,037,979
Boise Cascade Co.	35,258	2,352,414
Comfort Systems USA, Inc.	22,232	1,831,028
Echo Global Logistics, Inc.(b)	52,405	1,713,644
Encore Wire Corp.	23,166	1,730,037
EnPro Industries, Inc.	17,683	1,514,549
GMS, Inc.(b)	48,863	2,135,802
Granite Construction, Inc.	65,137	2,481,720
Greenbrier Cos., Inc. (The)	54,964	2,596,499
Griffon Corp.	80,483	2,182,699
Hub Group, Inc., Class A(b)	23,584	1,549,940
Insteel Industries, Inc.	46,612	1,777,316
Kelly Services, Inc., Class A(b)	120,843	3,027,117
Meritor, Inc.(b)	40,383	1,091,552
MYR Group, Inc.(b)	25,185	1,961,912
Pitney Bowes, Inc.	225,467	1,684,238
Resideo Technologies, Inc.(b)	75,386	2,262,334
Titan International, Inc.(b)	273,196	2,947,785
UFP Industries, Inc.	21,478	1,805,011
Veritiv Corp.(b)	166,130	6,957,524

		51,437,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2021

	Shares	Value
Information Technology-7.97%
Bel Fuse, Inc., Class B	122,934	$2,450,075
ePlus, Inc.(b)	13,729	1,377,842
Insight Enterprises, Inc.(b)	23,150	2,323,565
Methode Electronics, Inc.	30,149	1,354,595
NETGEAR, Inc.(b)	34,895	1,298,443
PC Connection, Inc.	30,509	1,383,583
Photronics, Inc.(b)	127,747	1,622,387
Plexus Corp.(b)	15,372	1,420,988
Sanmina Corp.(b)	56,543	2,309,216
Sykes Enterprises, Inc.(b)	28,456	1,247,226
TTM Technologies, Inc.(b)	132,690	1,990,350
Unisys Corp.(b)	78,700	1,888,800

		20,667,070

Materials-5.49%
American Vanguard Corp.	74,825	1,480,038
Century Aluminum Co.(b)	101,044	1,582,349
Clearwater Paper Corp.(b)	52,582	1,759,394
FutureFuel Corp.	98,874	1,255,700
Koppers Holdings, Inc.(b)	62,708	2,084,414
Rayonier Advanced Materials, Inc.(b)	335,119	3,046,232
Schweitzer-Mauduit International, Inc., Class A	31,309	1,429,882
Trinseo S.A	25,911	1,604,150

		14,242,159

Real Estate-1.89%
Global Net Lease, Inc.	69,852	1,341,159
RE/MAX Holdings, Inc., Class A	35,043	1,287,129
Realogy Holdings Corp.(b)	131,769	2,276,968

		4,905,256

Total Common Stocks & Other Equity Interests (Cost $208,863,812)		259,277,729

	Shares	Value
Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $166,691)	166,691	$166,691

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $209,030,503)		259,444,420

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.89%
Invesco Private Government Fund, 0.01%(e)(f)(g)	10,258,766	10,258,766
Invesco Private Prime Fund, 0.11%(e)(f)(g)	15,381,996	15,388,149

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,646,915)		25,646,915

TOTAL INVESTMENTS IN SECURITIES-109.94% (Cost $234,677,418)		285,091,335
OTHER ASSETS LESS LIABILITIES-(9.94)%		(25,772,415)

NET ASSETS-100.00%		$259,318,920

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)	Restricted security. The value of this security at April 30, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Invesco Mortgage Capital, Inc.	$96,067	$1,274,453	$(1,184,618)	$414,968	$(600,870)	$-	$16,563
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	1,823,078	(1,656,387)	-	-	166,691	18
Invesco Premier U.S. Government Money Portfolio, Institutional Class	113,995	1,634,760	(1,748,755)	-	-	-	37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2021

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$2,256,766	$77,482,551	$(69,480,551)	$-	$-	$10,258,766	$901	*
Invesco Private Prime Fund	-	68,648,747	(53,261,021)	-	423	15,388,149	3,855	*

Total	$2,466,828	$150,863,589	$(127,331,332)	$414,968	$(600,447)	$25,813,606	$21,374

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Zacks Mid-Cap ETF (CZA)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Consumer Discretionary-4.46%
D.R. Horton, Inc.	44,868	$4,410,076
Garmin Ltd.	24,860	3,411,786
NVR, Inc.(b)	457	2,293,272

		10,115,134

Consumer Staples-4.70%
Coca-Cola European Partners PLC (United Kingdom)	62,543	3,553,693
Hormel Foods Corp.	71,664	3,310,877
Tyson Foods, Inc., Class A	48,855	3,783,820

		10,648,390

Energy-1.02%
Pembina Pipeline Corp. (Canada)	75,297	2,323,665

Financials-12.51%
Annaly Capital Management, Inc.	184,074	1,671,392
Arch Capital Group Ltd.(b)	50,829	2,018,420
Ares Management Corp., Class A	34,438	1,808,684
Arthur J. Gallagher & Co.	24,803	3,595,195
CNA Financial Corp.	36,311	1,704,075
Discover Financial Services	39,691	4,524,774
Janus Henderson Group PLC	23,296	801,149
Northern Trust Corp.	26,707	3,039,257
Prosperity Bancshares, Inc.	12,596	924,042
SEI Investments Co.	18,859	1,158,697
SVB Financial Group(b)	7,624	4,359,632
Synovus Financial Corp.	20,095	941,652
W.R. Berkley Corp.	22,975	1,831,567

		28,378,536

Health Care-13.14%
AmerisourceBergen Corp.	26,483	3,199,146
Bruker Corp.	19,227	1,317,434
Charles River Laboratories International, Inc.(b)	6,564	2,182,202
Chemed Corp.	2,069	986,106
Hill-Rom Holdings, Inc.	8,532	940,397
Hologic, Inc.(b)	33,497	2,195,728
Laboratory Corp. of America Holdings(b)	12,287	3,266,745
McKesson Corp.	20,627	3,868,800
Molina Healthcare, Inc.(b)	7,652	1,952,025
QIAGEN N.V.(b)	30,615	1,473,500
ResMed, Inc.	18,742	3,522,934
Teleflex, Inc.	6,007	2,537,837
Waters Corp.(b)	7,873	2,360,877

		29,803,731

Industrials-25.31%
AGCO Corp.	10,065	1,468,685
AMETEK, Inc.	29,015	3,914,994
Booz Allen Hamilton Holding Corp.	18,244	1,513,340
BWX Technologies, Inc.	12,622	844,664
Copart, Inc.(b)	31,070	3,868,526
Donaldson Co., Inc.	16,869	1,060,723
Dover Corp.	18,471	2,755,688
Fortune Brands Home & Security, Inc.	17,888	1,877,882
Graco, Inc.	21,631	1,661,261
IDEX Corp.	9,695	2,173,619

	Shares	Value
Industrials-(continued)
ITT, Inc.	11,145	$1,051,085
J.B. Hunt Transport Services, Inc.	13,623	2,325,582
Jacobs Engineering Group, Inc.	16,534	2,209,108
Lincoln Electric Holdings, Inc.	7,869	1,007,625
Nordson Corp.	7,643	1,615,807
Old Dominion Freight Line, Inc.	15,164	3,909,431
Pentair PLC	21,572	1,391,610
Regal Beloit Corp.	5,624	812,274
Republic Services, Inc.	40,064	4,258,803
Rockwell Automation, Inc.	14,538	3,841,812
Sensata Technologies Holding PLC(b)	21,841	1,261,099
Textron, Inc.	30,406	1,953,281
TFI International, Inc. (Canada)	12,880	1,128,932
Timken Co. (The)	10,247	859,416
Toro Co. (The)	14,073	1,612,766
W.W. Grainger, Inc.	6,957	3,016,138
Waste Connections, Inc.	33,623	4,004,836

		57,398,987

Information Technology-6.08%
ASE Technology Holding Co. Ltd., ADR (Taiwan)	288,941	2,401,100
Aspen Technology, Inc.(b)	9,233	1,208,046
CDW Corp.	17,584	3,135,755
Concentrix Corp.(b)	6,233	968,483
Flex Ltd.(b)	65,955	1,147,617
Littelfuse, Inc.	3,189	845,850
Motorola Solutions, Inc.	21,650	4,076,695

		13,783,546

Materials-12.22%
AptarGroup, Inc.	8,305	1,252,477
Avery Dennison Corp.	10,754	2,303,184
Celanese Corp.	14,630	2,291,790
CF Industries Holdings, Inc.	29,588	1,438,864
Crown Holdings, Inc.	17,604	1,932,919
Eastman Chemical Co.	17,862	2,061,096
FMC Corp.	16,576	1,959,946
Kirkland Lake Gold Ltd. (Canada)	37,057	1,373,332
Martin Marietta Materials, Inc.	8,032	2,836,260
Nucor Corp.	35,563	2,925,412
Packaging Corp. of America	12,147	1,793,505
RPM International, Inc.	16,069	1,523,984
Sealed Air Corp.	19,722	974,267
Vulcan Materials Co.	17,040	3,037,210

		27,704,246

Real Estate-4.52%
Camden Property Trust	12,238	1,474,434
Essex Property Trust, Inc.	8,339	2,422,646
Gaming and Leisure Properties, Inc.	30,742	1,429,196
Rexford Industrial Realty, Inc.	16,782	932,240
Welltower, Inc.	53,309	3,999,774

		10,258,290

Utilities-16.04%
Alliant Energy Corp.	31,760	1,783,959
Ameren Corp.	32,477	2,755,349
American Water Works Co., Inc.	22,735	3,546,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Zacks Mid-Cap ETF (CZA)–(continued)

April 30, 2021

	Shares	Value
Utilities-(continued)
Avangrid, Inc.(c)	40,197	$2,046,027
CMS Energy Corp.	36,666	2,360,924
DTE Energy Co.	24,893	3,485,518
Entergy Corp..	26,566	2,903,398
Eversource Energy	43,528	3,752,984
Fortis, Inc. (Canada)(c)	60,815	2,712,349
MDU Resources Group, Inc.	26,088	872,904
OGE Energy Corp.	26,405	886,152
Public Service Enterprise Group, Inc.	66,506	4,200,519
UGI Corp.	27,562	1,204,735
WEC Energy Group, Inc.	39,916	3,878,638

		36,389,889

Total Common Stocks & Other Equity Interests (Cost $191,051,533)		226,804,414

Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $326,529)	326,529	326,529

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $191,378,062)		227,130,943

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.91%
Invesco Private Government Fund, 0.01%(d)(e)(f)	820,751	$820,751
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,230,634	1,231,126

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,051,877)		2,051,877

TOTAL INVESTMENTS IN SECURITIES-101.05% (Cost $193,429,939)		229,182,820
OTHER ASSETS LESS LIABILITIES-(1.05)%		(2,385,124)

NET ASSETS-100.00%		$226,797,696

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$7,602,156	$(7,275,627)	$-	$-	$326,529	$59
Invesco Premier U.S. Government Money Portfolio, Institutional Class	414,215	2,096,800	(2,511,015)	-	-	-	120
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,505,994	54,844,589	(58,529,832)	-	-	820,751	435	*
Invesco Private Prime Fund	-	43,264,970	(42,034,508)	-	664	1,231,126	1,333	*

Total	$4,920,209	$107,808,515	$(110,350,982)	$-	$664	$2,378,406	$1,947

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Zacks Multi-Asset Income ETF (CVY)

April 30, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-80.75%
Communication Services-0.64%
Nexstar Media Group, Inc., Class A	5,787	$853,062

Consumer Discretionary-4.45%
Honda Motor Co. Ltd., ADR (Japan)(b)	24,559	732,350
LCI Industries	2,695	394,818
M.D.C. Holdings, Inc.	7,716	452,621
Penske Automotive Group, Inc.	6,193	543,064
Polaris, Inc.	6,673	934,420
Rent-A-Center, Inc.	7,571	435,711
Sturm Ruger & Co., Inc.	5,911	383,860
Toyota Motor Corp., ADR (Japan)(b)	3,778	569,609
Whirlpool Corp.	6,343	1,499,802

		5,946,255

Consumer Staples-6.32%
Bunge Ltd.	10,606	895,359
Campbell Soup Co.(b)	17,729	846,560
Coca-Cola FEMSA S.A.B. de C.V., ADR (Mexico)	27,794	1,305,484
Conagra Brands, Inc.	34,929	1,295,517
Kroger Co. (The)(b)	36,979	1,351,213
Mondelez International, Inc., Class A	22,292	1,355,576
Tyson Foods, Inc., Class A	17,923	1,388,136

		8,437,845

Energy-13.52%
Black Stone Minerals L.P.	87,436	897,968
China Petroleum & Chemical Corp., ADR (China)	20,970	1,031,514
Crestwood Equity Partners L.P.	57,044	1,736,990
DCP Midstream L.P.	36,498	821,205
Diamondback Energy, Inc.	17,209	1,406,492
Ecopetrol S.A., ADR (Colombia)(b)	94,827	1,121,803
Genesis Energy L.P.	123,367	1,133,743
Holly Energy Partners L.P.	63,152	1,292,721
Magellan Midstream Partners L.P.	25,810	1,207,134
MPLX L.P.	50,283	1,357,138
Noble Midstream Partners L.P.	44,508	639,580
NuStar Energy L.P	59,601	1,141,955
Plains All American Pipeline L.P.	109,612	995,277
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	17,307	657,666
USA Compression Partners L.P.	109,825	1,608,936
Western Midstream Partners L.P.	51,198	1,005,529

		18,055,651

Financials-32.01%
Aflac, Inc.	24,796	1,332,289
Allstate Corp. (The)	11,319	1,435,249
Apollo Commercial Real Estate Finance, Inc.	32,757	498,234
Arbor Realty Trust, Inc.(b)	34,719	613,832
ARMOUR Residential REIT, Inc.	32,262	401,017
Assurant, Inc.	6,428	1,000,197
Assured Guaranty Ltd.	9,296	472,702
Banco Bilbao Vizcaya Argentaria S.A., ADR (Spain)(b)	94,927	531,591
Banco Santander Chile, ADR (Chile)	23,893	531,380
Bancolombia S.A., ADR (Colombia)(b)	19,110	571,962
Bank of New York Mellon Corp. (The)	27,881	1,390,704

	Shares	Value
Financials-(continued)
BankUnited, Inc.	9,850	$459,108
BOK Financial Corp.(b)	4,656	409,449
China Life Insurance Co. Ltd., ADR (China)(b)	75,318	768,997
CNO Financial Group, Inc.	16,924	432,070
Equitable Holdings, Inc.(b)	28,241	966,689
Federated Hermes, Inc., Class B	15,217	438,250
Fidelity National Financial, Inc.	20,121	917,920
First American Financial Corp.	7,346	473,817
Glacier Bancorp, Inc.	7,567	446,075
Hanover Insurance Group, Inc. (The)	3,512	485,745
Hartford Financial Services Group, Inc. (The)	15,688	1,034,780
Invesco Ltd.(c)	36,238	978,426
Invesco Mortgage Capital, Inc.(b)(c)	264,557	1,031,772
Jefferies Financial Group, Inc.	28,331	921,041
KB Financial Group, Inc., ADR (South Korea)(b)	19,203	939,411
Lincoln National Corp.	14,425	925,075
Manulife Financial Corp. (Canada)(b)	42,265	923,490
MetLife, Inc.	21,283	1,354,237
MFA Financial, Inc.	145,150	638,660
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	135,360	726,883
Navient Corp.	33,719	567,491
New Residential Investment Corp.	123,650	1,325,528
New York Mortgage Trust, Inc.	106,353	488,160
Old Republic International Corp.	20,291	499,564
OneMain Holdings, Inc.	16,791	954,904
Popular, Inc.	6,159	455,520
Progressive Corp. (The)	13,604	1,370,467
Prosperity Bancshares, Inc.	5,440	399,078
Prudential Financial, Inc.	14,313	1,436,453
Radian Group, Inc.	19,715	485,778
Redwood Trust, Inc.	47,018	522,370
Reinsurance Group of America, Inc.	6,576	858,365
Starwood Property Trust, Inc.(b)	54,946	1,418,706
State Street Corp.	16,489	1,384,252
Sumitomo Mitsui Financial Group, Inc., ADR (Japan)	114,793	808,143
Synchrony Financial	31,762	1,389,270
T. Rowe Price Group, Inc.	7,558	1,354,394
Travelers Cos., Inc. (The)	8,178	1,264,809
United Community Banks, Inc.	12,013	393,065
Unum Group	30,841	871,567
Virtu Financial, Inc., Class A	15,140	448,598

		42,747,534

Health Care-4.79%
AbbVie, Inc.	11,493	1,281,469
Amgen, Inc.	5,261	1,260,746
Bristol-Myers Squibb Co.	20,124	1,256,140
Cardinal Health, Inc.	15,795	953,070
Merck & Co., Inc.	16,381	1,220,385
Premier, Inc., Class A	11,970	423,140

		6,394,950

Industrials-4.02%
Crane Co.	4,774	449,042
Cummins, Inc.	4,868	1,226,931
Huntington Ingalls Industries, Inc.	4,405	935,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2021

	Shares	Value
Industrials-(continued)
Insperity, Inc.	4,874	$426,670
Lockheed Martin Corp.	3,533	1,344,518
Snap-on, Inc.	4,126	980,338

		5,362,769

Information Technology-2.55%
Canon, Inc., ADR (Japan)(b)	31,103	738,074
HP, Inc.	44,627	1,522,227
Intel Corp.	19,989	1,149,967

		3,410,268

Materials-6.45%
B2Gold Corp. (Canada)	169,998	815,990
Celanese Corp.	5,992	938,647
Commercial Metals Co.	16,498	482,072
Eastman Chemical Co.	7,312	843,732
Newmont Corp.	21,485	1,340,879
Steel Dynamics, Inc.	19,149	1,038,259
Ternium S.A., ADR (Mexico)(d)	31,976	1,249,942
Valvoline, Inc.	33,436	1,049,890
Yamana Gold, Inc. (Canada)	185,353	850,770

		8,610,181

Real Estate-5.07%
Iron Mountain, Inc.(b)	38,057	1,526,847
Life Storage, Inc.	14,264	1,370,200
National Storage Affiliates Trust	11,594	526,831
Simon Property Group, Inc.	10,613	1,292,026
Tanger Factory Outlet Centers, Inc.(b)	76,876	1,341,486
Weingarten Realty Investors	22,055	713,259

		6,770,649

Utilities-0.93%
MDU Resources Group, Inc.	14,291	478,177
NRG Energy, Inc.	21,441	768,016

		1,246,193

Total Common Stocks & Other Equity Interests (Cost $89,878,338)		107,835,357

Closed-End Funds-9.65%
Ares Dynamic Credit Allocation Fund, Inc.(b)	24,902	381,997
BlackRock Corporate High Yield Fund, Inc.	111,034	1,332,408
Blackstone Strategic Credit Fund(b)	50,861	687,641
Brookfield Real Assets Income Fund, Inc.	59,453	1,315,100
DoubleLine Income Solutions Fund(b)	77,434	1,400,007
Eaton Vance Limited Duration Income Fund(b)	93,787	1,202,349
First Trust Senior Floating Rate Income Fund II(b)	34,246	422,253
GAMCO Global Gold Natural Resources & Income Trust(b)	248,442	914,267
John Hancock Preferred Income Fund II(b)	25,930	546,345
KKR Income Opportunities Fund	24,521	394,053
Nuveen Global High Income Fund	9,860	156,182
Nuveen Preferred & Income Opportunities Fund	72,495	706,826
Nuveen Preferred & Income Term Fund(b)	14,161	359,548
PGIM Global High Yield Fund, Inc.(b)	29,833	450,180
PGIM High Yield Bond Fund, Inc.(b)	30,590	488,216
PIMCO Energy & Tactical Credit Opportunities Fund(b)	71,237	760,811

	Shares	Value
Templeton Emerging Markets Income Fund	41,990	$319,544
Wells Fargo Income Opportunities Fund	42,496	367,165
Western Asset High Income Fund II, Inc.(b)	62,051	439,942
Western Asset High Yield Defined
Opportunity Fund, Inc.(b)	15,779	243,943

Total Closed-End Funds (Cost $12,001,644)		12,888,777

Preferred Stocks-9.46%
Financials-8.54%
Athene Holding Ltd., Series D, Pfd., 4.88%(b)	54,764	1,380,053
Bank of America Corp., Series L, Conv. Pfd., 7.25%	944	1,336,685
Bank of America Corp., Series KK, Pfd., 5.38%	17,383	482,031
Bank of America Corp., Series NN, Pfd., 4.38%	49,396	1,254,164
Brighthouse Financial, Inc., Series C, Pfd., 5.38%	31,891	836,501
Capital One Financial Corp., Series J, Pfd., 4.80%	31,100	791,495
KKR & Co., Inc., Series C, Conv. Pfd., 6.00%	14,982	1,123,350
Signature Bank, Series A, Pfd., 5.00%	53,676	1,376,789
Wells Fargo & Co., Class A, Series L, Conv. Pfd., 7.50%	942	1,350,659
Wells Fargo & Co., Series Q, Pfd., 5.85%(e)	15,795	425,991
Wells Fargo & Co., Series Z, Pfd., 4.75%(b)	40,760	1,048,755

		11,406,473

Utilities-0.92%
Dominion Energy, Inc., Series A, Conv. Pfd., 7.25%	11,861	1,223,462

Total Preferred Stocks (Cost $11,903,187)		12,629,935

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(f) (Cost $152,455)	152,455	152,455

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $113,935,624)		133,506,524

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.85%
Invesco Private Government Fund, 0.01%(c)(f)(g)	6,861,838	6,861,838
Invesco Private Prime Fund, 0.11%(c)(f)(g)	10,288,642	10,292,757

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,154,595)		17,154,595

TOTAL INVESTMENTS IN SECURITIES-112.82% (Cost $131,090,219)		150,661,119
OTHER ASSETS LESS LIABILITIES-(12.82)%		(17,124,775)

NET ASSETS-100.00%		$133,536,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2021

Investment Abbreviations:

ADR   -American Depositary Receipt

Conv. -Convertible

Pfd.    -Preferred

REIT  -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2021	Dividend Income
Invesco Ltd.	$-	$1,356,288	$(1,280,954)	$592,981	$310,111	$978,426	$17,800
Invesco Mortgage Capital, Inc.	-	1,088,113	(35,122)	(20,346)	(873)	1,031,772	24,112
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	6,359,657	(6,207,202)	-	-	152,455	46
Invesco Premier U.S. Government Money Portfolio, Institutional Class	135,923	4,156,883	(4,292,806)	-	-	-	43
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	6,119,212	53,029,540	(52,286,914)	-	-	6,861,838	1,074	*
Invesco Private Prime Fund	-	41,480,395	(31,188,052)	-	414	10,292,757	2,908	*

Total	$6,255,135	$107,470,876	$(95,291,050)	$572,635	$309,652	$19,317,248	$45,983

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	Non-income producing security.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Statements of Assets and Liabilities

April 30, 2021

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Assets:
Unaffiliated investments in securities, at value(a)	$753,152,643	$736,355,703	$89,532,895	$411,523,198
Affiliated investments in securities, at value	13,727,926	37,536	962,703	175,539
Cash	42	-	39	-
Receivable for:
Dividends	449,218	966,527	99,666	262,740
Securities lending	2,233	-	51	241
Investments sold	-	-	-	-
Fund shares sold	-	-	-	-
Foreign tax reclaims	-	-	-	-
Other assets	27,499	-	629	8,625

Total assets	767,359,561	737,359,766	90,595,983	411,970,343

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	-	-	-	-
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	13,572,145	-	842,026	-
Accrued advisory fees	309,883	296,991	14,693	85,708
Accrued trustees’ and officer’s fees	103,875	143,713	51,423	50,114
Accrued expenses	217,111	442,264	69,883	97,432

Total liabilities	14,203,014	882,968	978,025	233,254

Net Assets	$753,156,547	$736,476,798	$89,617,958	$411,737,089

Net assets consist of:
Shares of beneficial interest	$727,228,022	$1,067,663,076	$74,718,768	$392,657,949
Distributable earnings (loss)	25,928,525	(331,186,278)	14,899,190	19,079,140

Net Assets	$753,156,547	$736,476,798	$89,617,958	$411,737,089

Shares outstanding (unlimited amount authorized, $0.01 par value)	10,570,000	16,660,000	1,150,000	4,830,000
Net asset value	$71.25	$44.21	$77.93	$85.25

Market price	$71.25	$44.20	$77.98	$85.34

Unaffiliated investments in securities, at cost	$595,319,384	$632,382,869	$68,657,219	$358,826,677

Affiliated investments in securities, at cost	$13,727,926	$37,536	$962,703	$175,539

(a) Includes securities on loan with an aggregate value of:	$13,391,287	$-	$864,807	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$35,351,375	$943,965,838	$245,752,753	$132,728,156	$171,532,869	$259,277,729	$226,804,414	$131,343,871
458,144	118,128,460	7,220,982	4,920,613	43,901,356	25,813,606	2,378,406	19,317,248
36	-	179	200	-	-	-	-

18,929	75,038	46,106	13,274	17,789	19,954	79,349	189,375
21	9,122	437	365	8,977	5,836	767	21,829
-	-	-	2,516,193	-	1,209,675	-	148,358
-	-	7,024,696	6,125,541	-	7,872,920	-	-
-	-	-	-	-	-	-	20,291
-	-	1,043	-	16,370	1,739	-	-

35,828,505	1,062,178,458	260,046,196	146,304,342	215,477,361	294,201,459	229,262,936	151,040,972

-	-	-	-	-	14,295	-	-

-	-	7,020,761	8,658,687	787,980	8,966,931	-	-
-	-	-	-	-	66,926	-	-
352,406	117,792,648	7,001,427	4,787,170	42,975,447	25,646,915	2,051,877	17,154,595
9,812	227,338	28,916	24,342	42,984	56,551	98,157	65,801
40,612	75,048	49,285	53,500	52,282	56,713	16,912	15,409
53,995	149,445	78,170	58,551	70,285	74,208	298,294	268,823

456,825	118,244,479	14,178,559	13,582,250	43,928,978	34,882,539	2,465,240	17,504,628

$35,371,680	$943,933,979	$245,867,637	$132,722,092	$171,548,383	$259,318,920	$226,797,696	$133,536,344

$44,151,548	$892,328,869	$219,092,694	$136,139,238	$194,133,835	$248,431,287	$312,428,658	$563,180,456
(8,779,868)	51,605,110	26,774,943	(3,417,146)	(22,585,452)	10,887,633	(85,630,962)	(429,644,112)

$35,371,680	$943,933,979	$245,867,637	$132,722,092	$171,548,383	$259,318,920	$226,797,696	$133,536,344

730,000	11,040,000	3,150,000	2,860,000	3,350,000	5,270,000	2,550,000	5,550,800
$48.45	$85.50	$78.05	$46.41	$51.21	$49.21	$88.94	$24.06

$48.46	$85.51	$78.13	$46.51	$51.16	$49.27	$88.93	$24.08

$29,651,052	$792,067,728	$213,712,738	$113,110,329	$157,327,653	$208,863,812	$191,051,533	$112,345,606

$458,144	$118,128,459	$7,220,982	$4,920,613	$43,901,356	$25,813,606	$2,378,406	$18,744,613

$310,808	$113,870,487	$6,677,289	$4,705,279	$37,101,242	$23,593,853	$2,022,423	$16,607,909

57

Statements of Operations

For the year ended April 30, 2021

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Investment income:
Unaffiliated dividend income	$5,002,050	$20,563,620	$1,554,867	$3,609,532
Affiliated dividend income	107	262	39	78
Securities lending income	3,154	-	10,208	18,975
Foreign withholding tax	(4,865)	-	-	-

Total investment income	5,000,446	20,563,882	1,565,114	3,628,585

Expenses:
Advisory fees	3,652,439	3,373,183	168,215	737,119
Sub-licensing fees	219,142	202,391	13,511	50,845
Accounting & administration fees	55,064	67,902	16,040	34,509
Professional fees	36,000	35,057	23,916	29,326
Custodian & transfer agent fees	12,912	70,580	5,266	6,827
Trustees’ and officer’s fees	54,151	68,584	26,867	28,179
Recapture (Note 3)	-	-	-	-
Tax expenses	-	-	270	-
Other expenses	50,050	68,809	16,900	27,542

Total expenses	4,079,758	3,886,506	270,985	914,347

Less: Waivers	(367)	(699)	(102,453)	(207)

Net expenses	4,079,391	3,885,807	168,532	914,140

Net investment income	921,055	16,678,075	1,396,582	2,714,445

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,873,281)	(39,644,290)	(2,556,184)	(17,969,996)
Affiliated investment securities	18	-	-	88
Unaffiliated in-kind redemptions	167,930,095	57,673,165	5,400,457	39,788,012
Affiliated in-kind redemptions	-	-	-	-
Short Sales	-	-	-	-

Net realized gain (loss)	162,056,832	18,028,875	2,844,273	21,818,104

Change in net unrealized appreciation of:
Unaffiliated investment securities	111,272,819	181,266,801	22,573,305	105,892,700
Affiliated investment securities	-	-	-	-

Change in net unrealized appreciation	111,272,819	181,266,801	22,573,305	105,892,700

Net realized and unrealized gain	273,329,651	199,295,676	25,417,578	127,710,804

Net increase in net assets resulting from operations	$274,250,706	$215,973,751	$26,814,160	$130,425,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$814,153	$5,946,163	$1,378,527	$903,472	$1,035,968	$1,422,567	$4,297,291	$5,101,025
36	184	56	52	8,521	16,618	179	42,001
105	33,930	1,220	6,522	35,453	195,484	15,034	99,903
-	-	-	-	(242)	(2,179)	(59,944)	(82,434)

814,294	5,980,277	1,379,803	910,046	1,079,700	1,632,490	4,252,560	5,160,495

95,995	2,243,869	242,740	178,792	341,534	316,105	1,132,461	612,265
6,622	155,141	27,825	13,186	28,517	27,115	314,374	158,504
15,144	51,566	14,058	16,203	17,800	16,703	30,942	23,966
24,006	34,584	27,282	27,252	27,751	27,844	29,851	29,099
5,431	8,476	10,813	6,453	6,980	10,623	5,699	11,066
22,327	42,874	26,048	27,544	27,610	29,060	14,990	12,974
-	-	-	-	-	-	10,727	14,711
-	-	-	-	-	-	-	-
17,642	38,335	14,574	17,209	18,667	19,299	33,086	32,382

187,167	2,574,845	363,340	286,639	468,859	446,749	1,572,130	894,967

(58,147)	(554)	(120,756)	(46,319)	(12,217)	(21,760)	(527)	(293)

129,020	2,574,291	242,584	240,320	456,642	424,989	1,571,603	894,674

685,274	3,405,986	1,137,219	669,726	623,058	1,207,501	2,680,957	4,265,821

(6,267,127)	10,444,416	318,776	(5,590,687)	3,556,479	(10,511,353)	(5,036,102)	(23,538,051)
3	993	31	55	(674,875)	(598,211)	664	232,131
3,496,887	176,293,733	11,305,277	10,354,163	25,439,929	21,365,607	66,184,673	16,202,373
-	-	-	-	404	(2,236)	-	77,521
-	-	-	-	-	61	-	-

(2,770,237)	186,739,142	11,624,084	4,763,531	28,321,937	10,253,868	61,149,235	(7,026,026)

16,306,378	134,034,657	33,306,854	31,837,071	13,684,503	68,630,751	38,433,070	59,057,067
-	1	-	-	684,640	414,968	-	572,635

16,306,378	134,034,658	33,306,854	31,837,071	14,369,143	69,045,719	38,433,070	59,629,702

13,536,141	320,773,800	44,930,938	36,600,602	42,691,080	79,299,587	99,582,305	52,603,676

$14,221,415	$324,179,786	$46,068,157	$37,270,328	$43,314,138	$80,507,088	$102,263,262	$56,869,497

59

Statements of Changes in Net Assets

For the years ended April 30, 2021 and 2020

	Invesco Dynamic Large Cap Growth ETF (PWB)		Invesco Dynamic Large Cap Value ETF (PWV)
	2021	2020	2021	2020
Operations:
Net investment income	$921,055	$2,734,548	$16,678,075	$23,260,822
Net realized gain (loss)	162,056,832	1,633,625	18,028,875	20,953,623
Change in net unrealized appreciation (depreciation)	111,272,819	(2,563,915)	181,266,801	(111,369,858)

Net increase (decrease) in net assets resulting from operations	274,250,706	1,804,258	215,973,751	(67,155,413)

Distributions to Shareholders from:
Distributable earnings	(1,014,053)	(3,959,644)	(17,183,173)	(23,553,592)

Shareholder Transactions:
Proceeds from shares sold	676,442,993	178,104,838	382,550,596	649,013,031
Value of shares repurchased	(810,376,331)	(320,152,787)	(523,573,223)	(920,957,180)

Net increase (decrease) in net assets resulting from share transactions	(133,933,338)	(142,047,949)	(141,022,627)	(271,944,149)

Net increase (decrease) in net assets	139,303,315	(144,203,335)	57,767,951	(362,653,154)

Net assets:
Beginning of year	613,853,232	758,056,567	678,708,847	1,041,362,001

End of year	$753,156,547	$613,853,232	$736,476,798	$678,708,847

Changes in Shares Outstanding:
Shares sold	10,900,000	3,700,000	9,810,000	16,750,000
Shares repurchased	(12,880,000)	(6,700,000)	(13,600,000)	(24,650,000)
Shares outstanding, beginning of year	12,550,000	15,550,000	20,450,000	28,350,000

Shares outstanding, end of year	10,570,000	12,550,000	16,660,000	20,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 100 Equal Weight ETF (EQWL)		Invesco S&P 500 GARP ETF (SPGP)		Invesco S&P 500 Value with Momentum ETF (SPVM)
2021	2020	2021	2020	2021	2020

$1,396,582	$1,358,119	$2,714,445	$3,962,820	$685,274	$1,207,877
2,844,273	7,777,361	21,818,104	21,374,278	(2,770,237)	6,650,065
22,573,305	(10,435,877)	105,892,700	(72,293,220)	16,306,378	(16,203,911)

26,814,160	(1,300,397)	130,425,249	(46,956,122)	14,221,415	(8,345,969)

(1,410,989)	(1,428,681)	(3,178,357)	(3,901,450)	(722,920)	(1,457,710)

25,876,612	31,109,175	355,367,983	642,533,001	18,317,903	57,047,832
(15,265,610)	(34,525,038)	(314,965,394)	(576,675,930)	(40,635,188)	(99,062,800)

10,611,002	(3,415,863)	40,402,589	65,857,071	(22,317,285)	(42,014,968)

36,014,173	(6,144,941)	167,649,481	14,999,499	(8,818,790)	(51,818,647)

53,603,785	59,748,726	244,087,608	229,088,109	44,190,470	96,009,117

$89,617,958	$53,603,785	$411,737,089	$244,087,608	$35,371,680	$44,190,470

380,000	550,000	4,800,000	10,900,000	420,000	1,450,000
(230,000)	(600,000)	(4,720,000)	(10,300,000)	(1,090,000)	(2,450,000)
1,000,000	1,050,000	4,750,000	4,150,000	1,400,000	2,400,000

1,150,000	1,000,000	4,830,000	4,750,000	730,000	1,400,000

61

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2021 and 2020

	Invesco S&P MidCap Momentum ETF (XMMO)		Invesco S&P MidCap Quality ETF (XMHQ)
	2021	2020	2021	2020
Operations:
Net investment income	$3,405,986	$5,194,665	$1,137,219	$339,097
Net realized gain (loss)	186,739,142	(21,364,652)	11,624,084	3,685,790
Change in net unrealized appreciation (depreciation)	134,034,658	(50,799,327)	33,306,854	(5,270,233)

Net increase (decrease) in net assets resulting from operations	324,179,786	(66,969,314)	46,068,157	(1,245,346)

Distributions to Shareholders from:
Distributable earnings	(3,601,237)	(5,444,864)	(1,069,777)	(380,076)

Shareholder Transactions:
Proceeds from shares sold	969,849,550	820,038,691	234,768,439	25,271,317
Value of shares repurchased	(865,541,784)	(854,475,733)	(57,477,116)	(25,440,250)

Net increase (decrease) in net assets resulting from share transactions	104,307,766	(34,437,042)	177,291,323	(168,933)

Net increase (decrease) in net assets	424,886,315	(106,851,220)	222,289,703	(1,794,355)

Net assets:
Beginning of year	519,047,664	625,898,884	23,577,934	25,372,289

End of year	$943,933,979	$519,047,664	$245,867,637	$23,577,934

Changes in Shares Outstanding:
Shares sold	13,590,000	13,800,000	3,570,000	500,000
Shares repurchased	(12,150,000)	(14,800,000)	(920,000)	(500,000)
Shares outstanding, beginning of year	9,600,000	10,600,000	500,000	500,000

Shares outstanding, end of year	11,040,000	9,600,000	3,150,000	500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P MidCap Value with Momentum ETF (XMVM)		Invesco S&P SmallCap Momentum ETF (XSMO)		Invesco S&P SmallCap Value with Momentum ETF (XSVM)
2021	2020	2021	2020	2021	2020

$669,726	$962,335	$623,058	$755,814	$1,207,501	$1,284,002
4,763,531	(3,099,567)	28,321,937	(13,893,496)	10,253,868	(593,484)
31,837,071	(14,263,077)	14,369,143	893,395	69,045,719	(18,506,658)

37,270,328	(16,400,309)	43,314,138	(12,244,287)	80,507,088	(17,816,140)

(749,115)	(1,210,276)	(704,740)	(991,067)	(1,215,462)	(1,515,253)

99,055,488	90,418,608	163,507,513	66,730,263	190,708,923	65,680,011
(47,914,575)	(79,556,774)	(109,262,220)	(68,295,726)	(63,460,080)	(72,363,809)

51,140,913	10,861,834	54,245,293	(1,565,463)	127,248,843	(6,683,798)

87,662,126	(6,748,751)	96,854,691	(14,800,817)	206,540,469	(26,015,191)

45,059,966	51,808,717	74,693,692	89,494,509	52,778,451	78,793,642

$132,722,092	$45,059,966	$171,548,383	$74,693,692	$259,318,920	$52,778,451

2,450,000	2,750,000	3,490,000	1,800,000	4,800,000	2,150,000
(1,340,000)	(2,600,000)	(2,440,000)	(1,900,000)	(1,830,000)	(2,450,000)
1,750,000	1,600,000	2,300,000	2,400,000	2,300,000	2,600,000

2,860,000	1,750,000	3,350,000	2,300,000	5,270,000	2,300,000

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2021 and 2020

	Invesco Zacks Mid-Cap ETF (CZA)		Invesco Zacks Multi-Asset Income ETF (CVY)
	2021	2020	2021	2020
Operations:
Net investment income	$2,680,957	$4,124,598	$4,265,821	$7,225,885
Net realized gain (loss)	61,149,235	(35,754,211)	(7,026,026)	(13,751,031)
Change in net unrealized appreciation (depreciation)	38,433,070	(26,558,694)	59,629,702	(45,415,395)

Net increase (decrease) in net assets resulting from operations	102,263,262	(58,188,307)	56,869,497	(51,940,541)

Distributions to Shareholders from:
Distributable earnings	(3,261,907)	(4,349,983)	(3,955,699)	(6,961,730)

Shareholder Transactions:
Proceeds from shares sold	290,556,750	285,893,791	67,255,544	72,379,834
Value of shares repurchased	(395,595,194)	(255,539,330)	(111,639,759)	(117,691,114)

Net increase (decrease) in net assets resulting from share transactions	(105,038,444)	30,354,461	(44,384,215)	(45,311,280)

Net increase (decrease) in net assets	(6,037,089)	(32,183,829)	8,529,583	(104,213,551)

Net assets:
Beginning of year	232,834,785	265,018,614	125,006,761	229,220,312

End of year	$226,797,696	$232,834,785	$133,536,344	$125,006,761

Changes in Shares Outstanding:
Shares sold	4,150,000	3,850,000	3,230,000	3,150,000
Shares repurchased	(5,650,000)	(3,550,000)	(5,580,000)	(5,550,000)
Shares outstanding, beginning of year	4,050,000	3,750,000	7,900,800	10,300,800

Shares outstanding, end of year	2,550,000	4,050,000	5,550,800	7,900,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights

Invesco Dynamic Large Cap Growth ETF (PWB)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$48.91	$48.75	$43.32	$35.00	$30.82

Net investment income(a)	0.08	0.19	0.48	0.27	0.24
Net realized and unrealized gain on investments	22.34	0.24	5.39	8.32	4.19

Total from investment operations	22.42	0.43	5.87	8.59	4.43

Distributions to shareholders from:
Net investment income	(0.08)	(0.27)	(0.44)	(0.27)	(0.25)

Net asset value at end of year	$71.25	$48.91	$48.75	$43.32	$35.00

Market price at end of year(b)	$71.25	$48.93	$48.77	$43.38	$35.02

Net Asset Value Total Return(c)	45.89%	0.92%	13.69%	24.63%	14.46%
Market Price Total Return(c)	45.83%	0.91%	13.57%	24.73%	14.57%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$753,157	$613,853	$758,057	$569,715	$441,053
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.56%	0.55%	0.57%	0.57%
Expenses, prior to Waivers	0.56%	0.56%	0.55%	0.57%	0.57%
Net investment income	0.13%	0.38%	1.06%	0.68%	0.74%
Portfolio turnover rate(d)	118%	166%	181%	119%	116%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Large Cap Value ETF (PWV)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$33.19	$36.73	$36.10	$35.26	$30.01

Net investment income(a)	0.91	0.91	0.84	0.73	0.67
Net realized and unrealized gain (loss) on investments	11.05	(3.52)	0.68	0.83	5.28

Total from investment operations	11.96	(2.61)	1.52	1.56	5.95

Distributions to shareholders from:
Net investment income	(0.94)	(0.93)	(0.89)	(0.72)	(0.70)

Net asset value at end of year	$44.21	$33.19	$36.73	$36.10	$35.26

Market price at end of year(b)	$44.20	$33.23	$36.74	$36.13	$35.27

Net Asset Value Total Return(c)	36.68%	(7.12)%	4.32%	4.39%	20.06%
Market Price Total Return(c)	36.50%	(7.04)%	4.26%	4.44%	20.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$736,477	$678,709	$1,041,362	$1,373,520	$1,256,973
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.56%	0.55%	0.56%	0.56%
Expenses, prior to Waivers	0.58%	0.56%	0.55%	0.56%	0.56%
Net investment income	2.47%	2.43%	2.33%	1.96%	2.04%
Portfolio turnover rate(d)	149%	142%	189%	128%	118%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco S&P 100 Equal Weight ETF (EQWL)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$53.60	$56.90		$52.38	$46.71	$39.77

Net investment income(a)	1.34	1.30		1.14	0.88	0.74
Net realized and unrealized gain (loss) on investments	24.35	(3.22)		4.52	5.63	6.95

Total from investment operations	25.69	(1.92)		5.66	6.51	7.69

Distributions to shareholders from:
Net investment income	(1.36)	(1.38)		(1.14)	(0.84)	(0.75)

Net asset value at end of year	$77.93	$53.60		$56.90	$52.38	$46.71

Market price at end of year(b)	$77.98	$53.54		$56.91	$52.42	$46.75

Net Asset Value Total Return(c)	48.53%	(3.34)%		11.04%	14.02%	19.58%
Market Price Total Return(c)	48.79%	(3.46)%		10.98%	14.01%	19.80%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$89,618	$53,604		$59,749	$60,232	$39,703
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.26	%(d)	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.40%	0.40	%(d)	0.41%	0.47%	0.54%
Net investment income	2.08%	2.28	%(d)	2.13%	1.74%	1.74%
Portfolio turnover rate(e)	20%	51%		24%	32%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco S&P 500 GARP ETF (SPGP)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$51.39	$55.20	$47.90	$38.49	$32.92

Net investment income(a)	0.71	0.71	0.47	0.35	0.29
Net realized and unrealized gain (loss) on investments	33.95	(3.81)	7.29	9.38	5.61

Total from investment operations	34.66	(3.10)	7.76	9.73	5.90

Distributions to shareholders from:
Net investment income	(0.80)	(0.71)	(0.46)	(0.32)	(0.33)

Net asset value at end of year	$85.25	$51.39	$55.20	$47.90	$38.49

Market price at end of year(b)	$85.34	$51.43	$55.18	$47.94	$38.50

Net Asset Value Total Return(c)	67.94%	(5.56)%	16.35%	25.36%	18.06%
Market Price Total Return(c)	67.99%	(5.45)%	16.20%	25.44%	18.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$411,737	$244,088	$229,088	$208,355	$146,256
Ratio to average net assets of:
Expenses, after Waivers	0.36%	0.34%	0.36%	0.39%	0.39%
Expenses, prior to Waivers	0.36%	0.34%	0.36%	0.39%	0.39%
Net investment income	1.07%	1.23%	0.92%	0.80%	0.84%
Portfolio turnover rate(d)	68%	110%	17%	19%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco S&P 500 Value with Momentum ETF (SPVM)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$31.56	$40.00		$38.01	$35.60	$29.58

Net investment income(a)	0.78	0.87		1.03	0.93	0.73
Net realized and unrealized gain (loss) on investments	16.94	(8.26)		2.06	2.28	6.13

Total from investment operations	17.72	(7.39)		3.09	3.21	6.86

Distributions to shareholders from:
Net investment income	(0.83)	(1.05)		(1.10)	(0.80)	(0.84)

Net asset value at end of year	$48.45	$31.56		$40.00	$38.01	$35.60

Market price at end of year(b)	$48.46	$31.62		$39.99	$38.03	$35.63

Net Asset Value Total Return(c)	56.93%	(18.74)%		8.40%	9.07%	23.47%
Market Price Total Return(c)	56.68%	(18.57)%		8.31%	9.04%	23.69%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$35,372	$44,190		$96,009	$104,539	$74,770
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.40	%(d)	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.57%	0.45	%(d)	0.41%	0.44%	0.46%
Net investment income	2.07%	2.24	%(d)	2.70%	2.49%	2.23%
Portfolio turnover rate(e)	83%	127%		32%	25%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco S&P MidCap Momentum ETF (XMMO)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$54.07	$59.05	$45.61	$34.85	$29.14

Net investment income(a)	0.32	0.49	0.06	0.02	0.09
Net realized and unrealized gain (loss) on investments	31.45	(4.92)	13.47	10.79	5.70

Total from investment operations	31.77	(4.43)	13.53	10.81	5.79

Distributions to shareholders from:
Net investment income	(0.34)	(0.55)	(0.09)	(0.05)	(0.08)

Net asset value at end of year	$85.50	$54.07	$59.05	$45.61	$34.85

Market price at end of year(b)	$85.51	$54.17	$59.07	$45.71	$34.85

Net Asset Value Total Return(c)	58.94%	(7.45)%	29.72%	31.05%	19.89%
Market Price Total Return(c)	58.66%	(7.32)%	29.48%	31.34%	19.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$943,934	$519,048	$625,899	$132,259	$67,967
Ratio to average net assets of:
Expenses, after Waivers	0.33%	0.34%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.33%	0.34%	0.39%	0.43%	0.46%
Net investment income	0.44%	0.84%	0.12%	0.05%	0.30%
Portfolio turnover rate(d)	100%	194%	30%	29%	49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco S&P MidCap Quality ETF (XMHQ)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$47.16	$50.74		$47.29	$43.74	$38.93

Net investment income(a)	0.77	0.67		0.66	0.60	0.54
Net realized and unrealized gain (loss) on investments	30.84	(3.49)		3.46	3.53	4.86

Total from investment operations	31.61	(2.82)		4.12	4.13	5.40

Distributions to shareholders from:
Net investment income	(0.72)	(0.76)		(0.67)	(0.58)	(0.59)

Net asset value at end of year	$78.05	$47.16		$50.74	$47.29	$43.74

Market price at end of year(b)	$78.13	$47.33		$50.72	$47.30	$43.74

Net Asset Value Total Return(c)	67.43%	(5.52)%		8.85%	9.50%	14.00%
Market Price Total Return(c)	67.00%	(5.15)%		8.78%	9.52%	14.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$245,868	$23,578		$25,372	$23,645	$26,242
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.27	%(d)	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.37%	0.56	%(d)	0.61%	0.66%	0.68%
Net investment income	1.17%	1.35	%(d)	1.36%	1.31%	1.32%
Portfolio turnover rate(e)	56%	130%		30%	28%	36%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco S&P MidCap Value with Momentum ETF (XMVM)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$25.75	$32.38		$30.69	$31.00	$27.22

Net investment income(a)	0.38	0.54		0.84	0.69	0.68
Net realized and unrealized gain (loss) on investments	20.73	(6.49)		1.64	(0.26)	3.80

Total from investment operations	21.11	(5.95)		2.48	0.43	4.48

Distributions to shareholders from:
Net investment income	(0.45)	(0.68)		(0.79)	(0.74)	(0.70)

Net asset value at end of year	$46.41	$25.75		$32.38	$30.69	$31.00

Market price at end of year(b)	$46.51	$25.81		$32.36	$30.69	$31.00

Net Asset Value Total Return(c)	82.77%	(18.59)%		8.36%	1.39%	16.60%
Market Price Total Return(c)	82.75%	(18.34)%		8.30%	1.39%	16.64%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$132,722	$45,060		$51,809	$46,028	$68,203
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.40	%(d)	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.46%	0.44	%(d)	0.48%	0.51%	0.49%
Net investment income	1.09%	1.72	%(d)	2.73%	2.24%	2.28%
Portfolio turnover rate(e)	78%	128%		49%	52%	39%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P SmallCap Momentum ETF (XSMO)

	Years Ended April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$32.48	$37.29	$33.25	$28.50	$23.23

Net investment income(a)	0.24	0.34	0.13	0.14	0.07
Net realized and unrealized gain (loss) on investments	18.77	(4.71)	4.04	4.75	5.27

Total from investment operations	19.01	(4.37)	4.17	4.89	5.34

Distributions to shareholders from:
Net investment income	(0.28)	(0.44)	(0.13)	(0.14)	(0.07)

Net asset value at end of year	$51.21	$32.48	$37.29	$33.25	$28.50

Market price at end of year(b)	$51.16	$32.56	$37.31	$33.31	$28.49

Net Asset Value Total Return(c)	58.74%	(11.70)%	12.55%	17.18%	23.02%
Market Price Total Return(c)	58.20%	(11.53)%	12.41%	17.43%	22.82%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$171,548	$74,694	$89,495	$48,215	$34,195
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.40%	0.44%	0.59%	0.65%
Net investment income	0.53%	0.92%	0.37%	0.47%	0.29%
Portfolio turnover rate(d)	132%	180%	44%	43%	55%

(a)	Based on average shares outstanding.
(b)The	mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

	Years Ended April 30,
	2021	2020		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$22.95	$30.31		$30.37	$29.27	$23.87

Net investment income(a)(b)	0.38	0.51		0.58	0.63	0.52
Net realized and unrealized gain (loss) on investments	26.23	(7.27)		0.03	1.04	5.55

Total from investment operations	26.61	(6.76)		0.61	1.67	6.07

Distributions to shareholders from:
Net investment income	(0.35)	(0.60)		(0.67)	(0.57)	(0.67)

Net asset value at end of year	$49.21	$22.95		$30.31	$30.37	$29.27

Market price at end of year(c)	$49.27	$22.92		$30.30	$30.40	$29.26

Net Asset Value Total Return(d)	116.75%	(22.43)%		2.13%	5.73%	25.64%
Market Price Total Return(d)	117.30%	(22.51)%		2.00%	5.87%	25.54%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$259,319	$52,778		$78,794	$72,883	$83,415
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.40	%(e)	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.40	%(e)	0.44%	0.46%	0.46%
Net investment income(b)	1.11%	1.73	%(e)	1.88%	2.12%	1.90%
Portfolio turnover rate(f)	75%	136%		52%	56%	50%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Zacks Mid-Cap ETF (CZA)

	Years Ended April 30,					Eight Months Ended April 30, 2018		Years Ended August 31,
	2021	2020		2019				2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$57.49	$70.67		$64.70		$61.60		$53.00	$49.05
Net investment income(a)	0.83	1.03		0.90		0.53		0.81	0.87
Net realized and unrealized gain (loss) on investments	31.70	(13.14)		5.82		3.29		8.81	3.73
Total from investment operations	32.53	(12.11)		6.72		3.82		9.62	4.60
Distributions to shareholders from:
Net investment income	(1.08)	(1.07)		(0.75)		(0.72)		(1.02)	(0.65)
Net asset value at end of period	$88.94	$57.49		$70.67		$64.70		$61.60	$53.00
Market price at end of period	$88.93 (b)	$57.59	(b)	$70.75	(b)	$64.75	(b)	$61.67	$52.94
Net Asset Value Total Return(c)	56.93%	(17.51)%		10.68%		6.19%		18.40%	9.53%
Market Price Total Return(c)	56.65%	(17.46)%		10.72%		6.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$226,798	$232,835		$265,019		$255,584		$203,284	$143,100
Ratio to average net assets of:
Expenses, after Waivers	0.69%	0.65	%(d)(e)	0.65	%(d)	0.65	%(f)	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.68	%(d)(e)	0.70	%(d)	0.74	%(f)	0.74%	0.74%
Net investment income	1.18%	1.46	%(e)	1.36%		1.23	%(f)	1.43%	1.78%
Portfolio turnover rate(g)	162%	144%		170%		136%		181%	172%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Zacks Multi-Asset Income ETF (CVY)

	Years Ended April 30,					Eight Months Ended April 30, 2018		Years Ended August 31,
	2021	2020		2019				2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$15.82	$22.25		$21.87		$21.11		$19.75	$19.92
Net investment income(a)(b)	0.65	0.77		0.81		0.49		0.80	0.87
Net realized and unrealized gain (loss) on investments	8.20	(6.45)		0.38		0.94		1.46	(0.06)
Total from investment operations	8.85	(5.68)		1.19		1.43		2.26	0.81
Distributions to shareholders from:
Net investment income	(0.61)	(0.75)		(0.81)		(0.59)		(0.60)	(0.98)
Return of capital	-	-		-		(0.08)		(0.30)	-
Total distributions	(0.61)	(0.75)		(0.81)		(0.67)		(0.90)	(0.98)
Net asset value at end of period	$24.06	$15.82		$22.25		$21.87		$21.11	$19.75
Market price at end of period	$24.08 (c)	$15.84	(c)	$22.27	(c)	$21.87	(c)	$21.08	$19.74
Net Asset Value Total Return(d)	57.19%	(25.93)%		5.67%		6.83%		11.73%	4.49%
Market Price Total Return(d)	57.13%	(25.91)%		5.76%		6.98%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$133,536	$125,007		$229,220		$286,460		$346,144	$427,658
Ratio to average net assets of:
Expenses, after Waivers	0.73%	0.65	%(e)(f)	0.65	%(e)	0.65	%(e)(g)	0.65%	0.65%
Expenses, prior to Waivers	0.73%	0.69	%(e)(f)	0.71	%(e)	0.74	%(e)(g)	0.72%	0.73%
Net investment income(b)	3.48%	3.64	%(f)	3.71%		3.38	%(g)	3.93%	4.62%
Portfolio turnover rate(h)	176%	203%		196%		142%		203%	228%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dynamic Large Cap Growth ETF (PWB)	“Dynamic Large Cap Growth ETF”

Invesco Dynamic Large Cap Value ETF (PWV)	“Dynamic Large Cap Value ETF”

Invesco S&P 100 Equal Weight ETF (EQWL)	“S&P 100 Equal Weight ETF”

Invesco S&P 500 GARP ETF (SPGP)	“S&P 500 GARP ETF”

Invesco S&P 500 Value with Momentum ETF (SPVM)	“S&P 500 Value with Momentum ETF”

Invesco S&P MidCap Momentum ETF (XMMO)	“S&P MidCap Momentum ETF”

Invesco S&P MidCap Quality ETF (XMHQ)	“S&P MidCap Quality ETF”

Invesco S&P MidCap Value with Momentum ETF (XMVM)	“S&P MidCap Value with Momentum ETF”

Invesco S&P SmallCap Momentum ETF (XSMO)	“S&P SmallCap Momentum ETF”

Invesco S&P SmallCap Value with Momentum ETF (XSVM)	“S&P SmallCap Value with Momentum ETF”

Invesco Zacks Mid-Cap ETF (CZA)	“Zacks Mid-Cap ETF”

Invesco Zacks Multi-Asset Income ETF (CVY)	“Zacks Multi-Asset Income ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dynamic Large Cap Growth ETF	Dynamic Large Cap Growth IntellidexSM Index

Dynamic Large Cap Value ETF	Dynamic Large Cap Value IntellidexSM Index

S&P 100 Equal Weight ETF	S&P 100® Equal Weight Index

S&P 500 GARP ETF	S&P 500® GARP Index

S&P 500 Value with Momentum ETF	S&P 500® High Momentum Value Index

S&P MidCap Momentum ETF	S&P MidCap 400® Momentum Index

S&P MidCap Quality ETF	S&P MidCap 400® Quality Index

S&P MidCap Value with Momentum ETF	S&P MidCap 400® High Momentum Value Index

S&P SmallCap Momentum ETF	S&P SmallCap 600 Momentum Index

S&P SmallCap Value with Momentum ETF	S&P SmallCap 600 High Momentum Value Index

Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index

Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

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A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent

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uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.  Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Investing in ETFs and Other Investment Companies Risk. Because certain Funds may invest in ETFs and other investment companies, a Fund’s investment performance may depend on the investment performance of the funds in which it invests. An investment in an investment company is subject to the risks associated with that investment company. Certain Funds will pay indirectly a proportional share of the fees and expenses of the investment companies in which such Funds invest (including

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costs and fees of the investment companies), while continuing to pay their own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to a Fund’s investments in other investment companies.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, and as a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Risk. For certain Funds, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

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Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly (except for Zacks Mid-Cap ETF, which declares and pays dividends from net investment income, if any, to shareholders annually) and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2023. The Expense Cap for each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2023. The Expense Cap for each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2023 and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2023. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the fiscal year ended April 30, 2021 under this Expense Cap for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, S&P 500 GARP ETF, S&P MidCap Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

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Further, through at least August 31, 2023, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth ETF	$367

Dynamic Large Cap Value ETF	699

S&P 100 Equal Weight ETF	102,453

S&P 500 GARP ETF	207

S&P 500 Value with Momentum ETF	58,147

S&P MidCap Momentum ETF	554

S&P MidCap Quality ETF	120,756

S&P MidCap Value with Momentum ETF	46,319

S&P SmallCap Momentum ETF	12,217

S&P SmallCap Value with Momentum ETF	21,760

Zacks Mid-Cap ETF	527

Zacks Multi-Asset Income ETF	293

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2021 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/22	4/30/23	4/30/24

S&P 100 Equal Weight ETF	$285,888	$100,279	$83,272	$102,337

S&P 500 Value with Momentum ETF	107,790	24,689	25,059	58,042

S&P MidCap Quality ETF	281,890	88,198	73,105	120,587

S&P MidCap Value with Momentum ETF	111,418	44,814	20,443	46,161

S&P SmallCap Momentum ETF	54,943	37,890	4,984	12,069

S&P SmallCap Value with Momentum ETF	60,326	35,923	2,798	21,605

Zacks Mid-Cap ETF	184,937	115,557	69,380	-

Zacks Multi-Asset Income ETF	213,985	144,419	69,566	-

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Dynamic Large Cap Growth ETF	ICE Data Indices, LLC

Dynamic Large Cap Value ETF	ICE Data Indices, LLC

S&P 100 Equal Weight ETF	S&P Dow Jones Indices LLC

S&P 500 GARP ETF	S&P Dow Jones Indices LLC

S&P 500 Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Quality ETF	S&P Dow Jones Indices LLC

S&P MidCap Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Value with Momentum ETF	S&P Dow Jones Indices LLC

Zacks Mid-Cap ETF	Zacks Investment Research, Inc.

Zacks Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Large Cap Growth ETF	$40,155

Dynamic Large Cap Value ETF	81,762

S&P 100 Equal Weight ETF	2,529

S&P 500 GARP ETF	11,925

S&P 500 Value with Momentum ETF	6,898

S&P MidCap Momentum ETF	9,913

S&P MidCap Quality ETF	7,448

S&P MidCap Value with Momentum ETF	9,459

S&P SmallCap Momentum ETF	8,668

S&P SmallCap Value with Momentum ETF	5,946

Zacks Mid-Cap ETF	18,523

Zacks Multi-Asset Income ETF	44,015

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Dynamic Large Cap Growth ETF	$1,753,979	$15,976,761	$ 166,368

Dynamic Large Cap Value ETF	7,997,982	3,138,563	(342,483)

S&P 100 Equal Weight ETF	-	35,160	1,128

S&P MidCap Momentum ETF	-	78,860,287	32,284,634

S&P MidCap Quality ETF	-	5,363,562	1,378,395

S&P MidCap Value with Momentum ETF	-	3,451,825	393,938

S&P SmallCap Momentum ETF	26,897	4,030,369	1,547,358

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

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NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2021, for each Fund (except for Dynamic Large Cap Value ETF and S&P 500 GARP ETF). As of April 30, 2021, all of the securities in Dynamic Large Cap Value ETF and S&P 500 GARP ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dynamic Large Cap Growth ETF

Investments in Securities

Common Stocks & Other Equity Interests	$753,152,643	$-	$-	$753,152,643

Money Market Funds	155,781	13,572,145	-	13,727,926

Total Investments	$753,308,424	$13,572,145	$-	$766,880,569

S&P 100 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$89,532,895	$-	$-	$89,532,895

Money Market Funds	120,677	842,026	-	962,703

Total Investments	$89,653,572	$842,026	$-	$90,495,598

S&P 500 Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$35,351,375	$-	$-	$35,351,375

Money Market Funds	105,738	352,406	-	458,144

Total Investments	$35,457,113	$352,406	$-	$35,809,519

S&P MidCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$943,965,838	$-	$-	$943,965,838

Money Market Funds	335,811	117,792,649	-	118,128,460

Total Investments	$944,301,649	$117,792,649	$-	$1,062,094,298

S&P MidCap Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$245,752,753	$-	$-	$245,752,753

Money Market Funds	219,555	7,001,427	-	7,220,982

Total Investments	$245,972,308	$7,001,427	$-	$252,973,735

S&P MidCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$132,728,156	$-	$-	$132,728,156

Money Market Funds	133,443	4,787,170	-	4,920,613

Total Investments	$132,861,599	$4,787,170	$-	$137,648,769

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	Level 1	Level 2	Level 3	Total

S&P SmallCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$171,532,869	$-	$-	$171,532,869

Money Market Funds	925,909	42,975,447	-	43,901,356

Total Investments	$172,458,778	$42,975,447	$-	$215,434,225

S&P SmallCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$259,277,729	$-	$-	$259,277,729

Money Market Funds	166,691	25,646,915	-	25,813,606

Total Investments	$259,444,420	$25,646,915	$-	$285,091,335

Zacks Mid-Cap ETF

Investments in Securities

Common Stocks & Other Equity Interests	$226,804,414	$-	$-	$226,804,414

Money Market Funds	326,529	2,051,877	-	2,378,406

Total Investments	$227,130,943	$2,051,877	$-	$229,182,820

Zacks Multi-Asset Income ETF

Investments in Securities

Common Stocks & Other Equity Interests	$107,835,357	$-	$-	$107,835,357

Closed-End Funds	12,888,777	-	-	12,888,777

Preferred Stocks	12,629,935	-	-	12,629,935

Money Market Funds	152,455	17,154,595	-	17,307,050

Total Investments	$133,506,524	$17,154,595	$-	$150,661,119

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2021 and 2020:

	2021	2020
	Ordinary	Ordinary
	Income*	Income*

Dynamic Large Cap Growth ETF	$1,014,053	$3,959,644

Dynamic Large Cap Value ETF	17,183,173	23,553,592

S&P 100 Equal Weight ETF	1,410,989	1,428,681

S&P 500 GARP ETF	3,178,357	3,901,450

S&P 500 Value with Momentum ETF	722,920	1,457,710

S&P MidCap Momentum ETF	3,601,237	5,444,864

S&P MidCap Quality ETF	1,069,777	380,076

S&P MidCap Value with Momentum ETF	749,115	1,210,276

S&P SmallCap Momentum ETF	704,740	991,067

S&P SmallCap Value with Momentum ETF	1,215,462	1,515,253

Zacks Mid-Cap ETF	3,261,907	4,349,983

Zacks Multi-Asset Income ETF	3,955,699	6,961,730

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

			Net
	Undistributed	Temporary	Unrealized		Shares of
	Ordinary	Book/Tax	Appreciation-	Capital Loss	Beneficial	Total
	Income	Differences	Investments	Carryforwards	Interest	Net Assets

Dynamic Large Cap Growth ETF	$-	$(90,087)	$156,639,789	$(130,621,177)	$727,228,022	$753,156,547

Dynamic Large Cap Value ETF	969,009	(125,370)	99,831,518	(431,861,435)	1,067,663,076	736,476,798

S&P 100 Equal Weight ETF	67,623	(44,100)	19,732,076	(4,856,409)	74,718,768	89,617,958

S&P 500 GARP ETF	-	(39,612)	50,477,950	(31,359,198)	392,657,949	411,737,089

S&P 500 Value with Momentum ETF	16,626	(33,317)	5,690,938	(14,454,115)	44,151,548	35,371,680

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			Net
	Undistributed	Temporary	Unrealized		Shares of
	Ordinary	Book/Tax	Appreciation-	Capital Loss	Beneficial	Total
	Income	Differences	Investments	Carryforwards	Interest	Net Assets

S&P MidCap Momentum ETF	$-	$(62,527)	$145,590,108	$(93,922,471)	$892,328,869	$943,933,979

S&P MidCap Quality ETF	92,611	(42,521)	31,339,999	(4,615,146)	219,092,694	245,867,637

S&P MidCap Value with Momentum ETF	-	(46,148)	19,505,605	(22,876,603)	136,139,238	132,722,092

S&P SmallCap Momentum ETF	-	(44,833)	12,877,101	(35,417,720)	194,133,835	171,548,383

S&P SmallCap Value with Momentum ETF	11,659	(49,261)	49,372,877	(38,447,642)	248,431,287	259,318,920

Zacks Mid-Cap ETF	372,616	(8,508)	34,304,798	(120,299,868)	312,428,658	226,797,696

Zacks Multi-Asset Income ETF	1,010,133	(7,965)	13,218,958	(443,865,238)	563,180,456	133,536,344

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2021:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Large Cap Growth ETF	$129,608,164	$1,013,013	$130,621,177

Dynamic Large Cap Value ETF	364,590,552	67,270,883	431,861,435

S&P 100 Equal Weight ETF	1,481,669	3,374,740	4,856,409

S&P 500 GARP ETF	20,449,803	10,909,395	31,359,198

S&P 500 Value with Momentum ETF	9,177,595	5,276,520	14,454,115

S&P MidCap Momentum ETF	81,729,184	12,193,287	93,922,471

S&P MidCap Quality ETF	1,304,482	3,310,664	4,615,146

S&P MidCap Value with Momentum ETF	16,791,423	6,085,180	22,876,603

S&P SmallCap Momentum ETF	27,497,117	7,920,603	35,417,720

S&P SmallCap Value with Momentum ETF	22,734,679	15,712,963	38,447,642

Zacks Mid-Cap ETF	109,603,049	10,696,819	120,299,868

Zacks Multi-Asset Income ETF	365,443,488	78,421,750	443,865,238

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Large Cap Growth ETF	$881,151,760	$885,692,441

Dynamic Large Cap Value ETF	1,014,672,976	1,018,048,058

S&P 100 Equal Weight ETF	13,849,361	13,315,970

S&P 500 GARP ETF	173,940,503	177,754,000

S&P 500 Value with Momentum ETF	27,408,013	27,405,603

S&P MidCap Momentum ETF	762,678,484	762,549,815

S&P MidCap Quality ETF	55,681,272	56,736,521

S&P MidCap Value with Momentum ETF	48,936,880	49,028,439

S&P SmallCap Momentum ETF	153,704,628	153,962,322

S&P SmallCap Value with Momentum ETF	84,163,216	83,586,192

Zacks Mid-Cap ETF	359,480,169	358,959,247

Zacks Multi-Asset Income ETF	212,956,648	211,907,263

86

For the fiscal year ended April 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

Dynamic Large Cap Growth ETF	$676,377,546	$805,861,936

Dynamic Large Cap Value ETF	381,743,843	518,978,944

S&P 100 Equal Weight ETF	25,822,648	15,748,540

S&P 500 GARP ETF	353,373,918	309,677,581

S&P 500 Value with Momentum ETF	18,302,994	40,608,492

S&P MidCap Momentum ETF	969,646,717	865,311,868

S&P MidCap Quality ETF	234,585,280	56,273,983

S&P MidCap Value with Momentum ETF	98,982,369	47,763,282

S&P SmallCap Momentum ETF	163,374,223	108,823,816

S&P SmallCap Value with Momentum ETF	189,579,514	62,867,216

Zacks Mid-Cap ETF	290,165,628	395,531,446

Zacks Multi-Asset Income ETF	66,884,599	109,640,110

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost

Dynamic Large Cap Growth ETF	$167,846,925	$(11,207,136)	$156,639,789	$610,240,780

Dynamic Large Cap Value ETF	106,629,998	(6,798,480)	99,831,518	636,561,721

S&P 100 Equal Weight ETF	21,024,677	(1,292,601)	19,732,076	70,763,522

S&P 500 GARP ETF	55,617,029	(5,139,079)	50,477,950	361,220,787

S&P 500 Value with Momentum ETF	5,831,718	(140,780)	5,690,938	30,118,581

S&P MidCap Momentum ETF	172,234,894	(26,644,786)	145,590,108	916,504,190

S&P MidCap Quality ETF	36,115,908	(4,775,909)	31,339,999	221,633,736

S&P MidCap Value with Momentum ETF	19,875,862	(370,257)	19,505,605	118,143,164

S&P SmallCap Momentum ETF	22,773,746	(9,896,645)	12,877,101	202,557,124

S&P SmallCap Value with Momentum ETF	51,165,264	(1,792,387)	49,372,877	235,718,458

Zacks Mid-Cap ETF	36,861,942	(2,557,144)	34,304,798	194,878,022

Zacks Multi-Asset Income ETF	20,224,697	(7,005,739)	13,218,958	137,442,161

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

Dynamic Large Cap Growth ETF	$55,635	$(167,452,602)	$167,396,967

Dynamic Large Cap Value ETF	-	(54,815,914)	54,815,914

S&P 100 Equal Weight ETF	-	(5,142,091)	5,142,091

S&P 500 GARP ETF	11,870	(38,613,585)	38,601,715

S&P 500 Value with Momentum ETF	-	(3,215,166)	3,215,166

S&P MidCap Momentum ETF	170,067	(171,084,160)	170,914,093

S&P MidCap Quality ETF	-	(10,839,663)	10,839,663

S&P MidCap Value with Momentum ETF	28,510	(10,237,293)	10,208,783

S&P SmallCap Momentum ETF	63,782	(24,890,603)	24,826,821

S&P SmallCap Value with Momentum ETF	-	(20,668,175)	20,668,175

Zacks Mid-Cap ETF	420,759	(63,084,824)	62,664,065

Zacks Multi-Asset Income ETF	(384,675)	(16,014,157)	16,398,832

87

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

88

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for each of the three years in the period ended April 30, 2021 and for the eight months ended April 30, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021, and each of the financial highlights for each of the five years in the period ended April 30, 2021 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for each of the three years in the period ended April 30, 2021 and for the eight months ended April 30, 2018) in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Zacks Mid-Cap ETF (Predecessor Fund Guggenheim Mid-Cap Core ETF) and Invesco Zacks Multi-Asset Income ETF (Predecessor Fund Guggenheim Multi-Asset Income ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 29, 2021

89

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

90

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020 through April 30, 2021.

In addition to the fees and expenses which the Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2020	April 30, 2021	Six-Month Period	Six-Month Period(1)

Invesco Dynamic Large Cap Growth ETF (PWB)

Actual	$1,000.00	$1,187.10	0.56%	$3.04

Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81

Invesco Dynamic Large Cap Value ETF (PWV)

Actual	1,000.00	1,349.70	0.57	3.32

Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86

Invesco S&P 100 Equal Weight ETF (EQWL)

Actual	1,000.00	1,348.40	0.25	1.46

Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25

91

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2020	April 30, 2021	Six-Month Period	Six-Month Period(1)

Invesco S&P 500 GARP ETF (SPGP)

Actual	$1,000.00	$1,432.00	0.36%	$2.17

Hypothetical (5% return before expenses)	1,000.00	1,023.01	0.36	1.81

Invesco S&P 500 Value with Momentum ETF (SPVM)

Actual	1,000.00	1,398.40	0.39	2.32

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

Invesco S&P MidCap Momentum ETF (XMMO)

Actual	1,000.00	1,272.40	0.33	1.86

Hypothetical (5% return before expenses)	1,000.00	1,023.16	0.33	1.66

Invesco S&P MidCap Quality ETF (XMHQ)

Actual	1,000.00	1,400.10	0.25	1.49

Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25

Invesco S&P MidCap Value with Momentum ETF (XMVM)

Actual	1,000.00	1,586.00	0.39	2.50

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

Invesco S&P SmallCap Momentum ETF (XSMO)

Actual	1,000.00	1,291.40	0.39	2.22

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

Actual	1,000.00	1,799.70	0.39	2.71

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

Invesco Zacks Mid-Cap ETF (CZA)

Actual	1,000.00	1,347.00	0.70	4.07

Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

Invesco Zacks Multi-Asset Income ETF (CVY)

Actual	1,000.00	1,475.40	0.74	4.54

Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.74	3.71

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

92

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Dynamic Large Cap Growth ETF	0%	100%	100%	0%	0%
Invesco Dynamic Large Cap Value ETF	0%	100%	100%	0%	0%
Invesco S&P 100 Equal Weight ETF	0%	100%	100%	0%	0%
Invesco S&P 500 GARP ETF	0%	100%	100%	0%	0%
Invesco S&P 500 Value with Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Quality ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Value with Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P SmallCap Momentum ETF	0%	82%	84%	0%	0%
Invesco S&P SmallCap Value with Momentum ETF	0%	71%	74%	0%	0%
Invesco Zacks Mid-Cap ETF	0%	100%	100%	0%	0%
Invesco Zacks Multi-Asset Income ETF	6%	66%	56%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

93

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of April 30, 2021

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	220	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	220	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

94

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	220	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

95

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	220	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992- 2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, Board Source (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	220	Formerly, Treasurer (2018-2021), Finance Committee Member (2015- 2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009- 2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	220	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020)

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

97

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	220	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork- Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	220	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	220	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	220	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO; Vice President and Fund Administration, Invesco Advisers, Inc. (2020- Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

101

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel – 1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster – 1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

102

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008- 2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

103

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

104

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

•

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF, Invesco International Dividend Achievers™ ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P MidCap Quality ETF and Invesco S&P 500® Quality ETF;

•	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF;

•

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

•	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

•	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2023, as set forth below:

•

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF;

•	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF;

•

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

•

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

•

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF,

105

Approval of Investment Advisory Contracts–(continued)

Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

•

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

•

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds, except Invesco WilderHill Clean Energy ETF, were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X

Invesco Global Listed Private Equity ETF		N/A	X

106

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF	X	X	X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF	X		X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		N/A

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

107

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF	X	X	X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF	X		X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF		X	X

Invesco WilderHill Clean Energy ETF		N/A	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other

108

Approval of Investment Advisory Contracts–(continued)

investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

109

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-5	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2021.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.    Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2021	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2020
Audit Fees	$914,600	$914,600
Audit-Related Fees	$0	$0
Tax Fees(1)	$995,966	$962,000
All Other Fees	$0	$0
Total Fees	$1,910,566	$1,876,600

(1)

Tax Fees for the fiscal years ended April 30, 2021 and 2020 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$793,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$793,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $7,776,000 for the fiscal year ended April 30, 2021 and $6,727,000 for the fiscal year ended April 30, 2020 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $9,564,966 for the fiscal year ended April 30, 2021 and $8,390,000 for the fiscal year ended April 30, 2020.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $32 million and non-audit services of approximately $21 million for the fiscal year ended 2021. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified between May 1, 2020 to June 29, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Manager and three PwC Associates each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing their non-audit services. In addition, PwC considered that audit work was performed by the PwC Associates, but such audit work was of a limited nature and/or was reviewed by other engagement team members. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within their audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: July 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: July 8, 2021

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: July 8, 2021